      As filed with the Securities and Exchange Commission on July 27, 2006

                                                       1933 Act File No. 33-1657
                                                      1940 Act File No. 811-4492
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 61


                                       AND

                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 60


                              MFS(R) SERIES TRUST X
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 617-954-5000
            Susan S. Newton Massachusetts Financial Services Company,
                      500 Boylston Street, Boston, MA 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)


       / / immediately upon filing pursuant to paragraph (b)

       / / on [DATE] pursuant to paragraph (b)
       / / 60 days after filing pursuant to paragraph (a)(i)

       /X/ on September 28, 2006 pursuant to paragraph (a)(i)

       / / 75 days after filing pursuant to paragraph (a)(ii)
       / / on [DATE] pursuant to paragraph (a)(ii) of rule 485
       If appropriate, check the following box:
       / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

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MASSACHUSETTS INVESTORS GROWTH STOCK FUND       MFS(R)LIFETIME(R)2020 FUND
MASSACHUSETTS INVESTORS TRUST                   MFS(R)LIFETIME(R)2030 FUND
MFS(R)AGGRESSIVE GROWTH ALLOCATION FUND         MFS(R)LIFETIME(R)2040 FUND
MFS(R)BOND FUND                                 MFS(R)LIFETIME(R)RETIREMENT INCOME FUND
MFS(R)CAPITAL OPPORTUNITIES FUND                MFS(R)LIMITED MATURITY FUND
MFS(R)CASH RESERVE FUND                         MFS(R)MID CAP GROWTH FUND
MFS(R)CONSERVATIVE ALLOCATION FUND              MFS(R)MID CAP VALUE FUND
MFS(R)CORE EQUITY FUND                          MFS(R)MODERATE ALLOCATION FUND
MFS(R)CORE GROWTH FUND                          MFS(R)MONEY MARKET FUND
MFS(R)EMERGING GROWTH FUND                      MFS(R)MUNICIPAL BOND FUND
MFS(R)EMERGING MARKETS DEBT FUND                MFS(R)MUNICIPAL HIGH INCOME FUND
MFS(R)EMERGING MARKETS EQUITY FUND              MFS(R)MUNICIPAL INCOME FUND
MFS(R)FLOATING RATE HIGH INCOME FUND            MFS(R)MUNICIPAL LIMITED MATURITY FUND
MFS(R)GLOBAL EQUITY FUND                        MFS(R)NEW DISCOVERY FUND
MFS(R)GLOBAL GROWTH FUND                        MFS(R)NEW ENDEAVOR FUND
MFS(R)GLOBAL TOTAL RETURN FUND                  MFS(R)RESEARCH BOND FUND
MFS(R)GOVERNMENT LIMITED MATURITY FUND          MFS(R)RESEARCH BOND FUND J
MFS(R)GOVERNMENT MONEY MARKET FUND              MFS(R)RESEARCH FUND
MFS(R)GOVERNMENT SECURITIES FUND                MFS(R)RESEARCH INTERNATIONAL FUND
MFS(R)GROWTH ALLOCATION FUND                    MFS(R)STRATEGIC GROWTH FUND
MFS(R)GROWTH OPPORTUNITIES FUND                 MFS(R)STRATEGIC INCOME FUND
MFS(R)HIGH INCOME FUND                          MFS(R)STRATEGIC VALUE FUND
MFS(R)HIGH YIELD OPPORTUNITIES FUND             MFS(R)TECHNOLOGY FUND
MFS(R)INFLATION-ADJUSTED BOND FUND              MFS(R)TOTAL RETURN FUND
MFS(R)INTERMEDIATE INVESTMENT GRADE BOND FUND   MFS(R)UNION STANDARD EQUITY FUND
MFS(R)INTERNATIONAL DIVERSIFICATION FUND        MFS(R)UTILITIES FUND
MFS(R)INTERNATIONAL GROWTH FUND                 MFS(R)VALUE FUND
MFS(R)INTERNATIONAL NEW DISCOVERY FUND          MFS(R)MUNICIPAL STATE FUNDS:
MFS(R)INTERNATIONAL VALUE FUND                  AL, AR, CA, FL, GA, MD, MA, MS,
MFS(R)LIFETIME(R)2010 FUND                      NY, NC, PA, SC, TN, VA, WV

                        SUPPLEMENT TO CURRENT PROSPECTUS

This prospectus supplement supersedes and replaces the funds' prospectus supplement dated February 6, 2006.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED TO EACH PROSPECTUS.

CALCULATION OF INVESTMENT PERFORMANCE

The above-referenced funds (except the MFS Money Market Fund and MFS Government Money Market Fund) offer multiple classes of shares which in many cases were initially offered for sale to, and purchased by, the public on different dates (each an "inception date"). In cases where PostalCodea class of shares (a "Newer Class") is first offered after the inception date of another class (an "Older Class"), the fund has presented total return performance of the Newer Class for periods prior to its inception date by appending the prior performance of the Older Class to the actual performance of the Newer Class ("blended performance"). In doing so, the Older Class performance has been adjusted to take into account differences in sales loads applicable to the two classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

The Older Class used in these blended performance presentations has historically been the class of shares of the fund with the longest performance history. However, certain funds now have more than one class of shares with at least a 10 year performance history -- the longest period required to be shown in fund prospectuses, shareholder reports and sales and marketing literature. Accordingly, for periods ending on and after March 31, 2004, blended performance presentations for Newer Classes of these funds will reflect the prior performance of the Older Class (with at least a 10 year performance history) that has the most similar level of operating expenses as the Newer Class (not necessarily the Older Class with the longest performance history).

For all funds except for the MFS Global Equity Fund, MFS Cash Reserve Fund and MFS Emerging Growth Fund, the new method of selecting the Older Class to be used in blended performance presentations will result in the same or lower total rates of return than were previously shown for the Newer Classes of these funds.

In limited circumstances for the MFS Global Equity Fund, MFS Cash Reserve Fund and MFS Emerging Growth Fund, the new method will result in higher total rates of return than were previously shown for certain Newer Classes for certain periods. For a transitional period lasting until December 31, 2007, these funds will continue to show the lower performance figures (i.e., based on prior performance of the Older Class that was previously used) in their prospectuses and make them available on mfs.com.

Because this change will apply to performance periods ending on or after March 31, 2004, the funds will continue to use the prior methodology in future documents that show blended performance through periods ended prior to that date. For example, because fund prospectuses show calendar year performance, prospectuses dated on or before February 1, 2005, will continue to show blended performance for Newer Classes through December 31, 2003 using the prior methodology.

EFFECTIVE IMMEDIATELY, THE FIRST TWO PARAGRAPHS UNDER THE CAPTION `HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES - OTHER CONSIDERATIONS" IN THE PROSPECTUSES OF THE ABOVE-REFERENCED FUNDS ARE REPLACED IN THEIR ENTIRETY BY THE FOLLOWING:

RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds has adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures adopted by MFS.

PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interests. This policy applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS.

The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

       - out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

       - initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).

In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent excessive trading or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who, on the same day, exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

The MFS funds' ability to impose the above-referenced purchase and exchange limitations is subject to certain limitations discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. In addition, the MFS funds' ability to impose these limitations on shares held through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund.

EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

In addition, to the extent that a fund significantly invests in foreign securities traded on markets that close before the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be their fair value as of the funds' valuation time. To the extent that a fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

REDEMPTION FEE.

The MFS funds identified below charge a 1% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

         MFS High Income Fund
         MFS Municipal High Income Fund
         MFS High Yield Opportunities Fund
         MFS Floating Rate High Income Fund
         MFS Emerging Markets Equity Fund
         MFS International New Discovery Fund
         MFS New Discovery Fund

The funds reserve the right to change the redemption fee period or amount of redemption fees charged.

GENERAL. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

FOR FUNDS WITH A REDEMPTION FEE, THE REDEMPTION FEE IS NOT CHARGED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

           1. transactions by accounts that the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial intermediary or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee will be imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

           2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee will apply to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

           3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll reduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

           4. transactions by the MFS funds of funds including, without limitation, the MFS Lifetime Funds, MFS Asset Allocation Funds and MFS International Diversification Fund;

           5. transactions following the death or disability of any registered shareholder, beneficial owner, or grantor of a living trust with respect to shares purchased before death or disability;

           6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

           7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

           8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

           9. transactions involving 529 share classes, R share classes or class J shares of the fund (if offered); and

          10. transactions due to a failure to meet account minimums, to pay account fees funded by share redemptions, and other similar non-discretionary transactions (e.g., in connection with fund mergers/ acquisitions/liquidations).

In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries. In addition, if an omnibus account holder informs the funds or their agents that it has the systematic capability to assess the redemption fee at the individual account level but is unable to assess the fee in all circumstances under the funds' policies, the funds and their agents reserve the right to permit the imposition of the fee under these limited circumstances.

These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time which may address such topics as the documentation necessary for the funds to recognize a disability and determination of the application of the redemption fee in various circumstances (such as to certain individual account transactions with respect to shares held through an omnibus account), among others.

Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED AFTER THE LAST PARAGRAPH UNDER THE CAPTION "MANAGEMENT OF THE FUND - INVESTMENT ADVISER," IN THE PROSPECTUS OF EACH OF THE ABOVE-REFERENCED FUNDS.

DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "select a fund" on the MFS website (mfs.com), the following information is generally available to you:

INFORMATION                               APPROXIMATE DATE OF POSTING TO WEBSITE
-----------                               --------------------------------------
Fund's top 10 securities holdings         14 days after month end
as of each month's end

Fund's full securities holdings           29 days after month end
as of each month's end

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

EFFECTIVE IMMEDIATELY, THE SECOND PARAGRAPH UNDER THE CAPTION "HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES - HOW TO EXCHANGE SHARES - EXCHANGE PRIVILEGE" FOR MFS INTERNATIONAL DIVERSIFICATION FUND AND MFS STRATEGIC VALUE FUND IS HEREBY RESTATED AS FOLLOWS:

Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. Class R, class R1, class R2, class R3, class R4 and class R5 shares of the fund held by eligible retirement plans may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus); except as noted below, this exchange privilege does not apply to MFS Serviced Plans. Class R and class R3 shares of the fund held by a MFS Serviced Plan may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus); provided that the MFS Serviced Plan held class R or class R3 shares on March 31, 2005. In addition, class A and class I shares of the fund may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus). Class R shares of the fund may be exchanged for shares of certain other MFS funds that offer class R shares.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED TO THE PROSPECTUS UNDER SECTION VII "OTHER INFORMATION" BETWEEN "PRICING OF FUND SHARES" AND "DISTRIBUTION OPTIONS":


FOR MFS HIGH INCOME FUND, MFS HIGH YIELD OPPORTUNITIES FUND AND MFS MUNICIPAL HIGH INCOME FUND:

DISTRIBUTIONS.
The fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.


EFFECTIVE IMMEDIATELY, THE SECTION ENTITLED "DESCRIPTION OF SHARE CLASSES - DISTRIBUTION AND SERVICE FEES" IS HEREBY RESTATED AS FOLLOWS:

FOR MFS TOTAL RETURN FUND:

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and service fees to support the sale and distribution of class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares, and the services provided by financial intermediaries. These distribution and service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes: 0.25% for class R4 shares (consisting of a 0.25% service fee); 0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); 0.50% for class 529A, class R, class R2 and class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for class B, class C, class 529B and class 529C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). A portion of the class 529A distribution fee equal to 0.10% is currently in effect; the remaining portion is not in effect but may be implemented on such date as the Board of Trustees may determine. Assets attributable to class A shares sold prior to October 1, 1989 are subject to a service fee of 0.15% annually. To the extent the class A service fees paid under the distribution plan do not exceed 0.25% annually, the fund may pay the remaining amount of service fees available under the plan for distribution-related expenses. These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. The fund has not adopted a Rule 12b-1 plan with respect to its class I or R5 shares. For more information regarding the fund's Rule 12b-1 Plan, see the SAI.

FOR MFS RESEARCH FUND:

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and service fees to support the sale and distribution of class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares, and the services provided by financial intermediaries. These distribution and service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes:
0.25% for class R4 shares (consisting of a 0.25% service fee); 0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); 0.50% for class 529A, class R, class R2 and class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for class B, class C, class 529B and class 529C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). A portion of the class 529A distribution fee equal to 0.10% is currently in effect; the remaining portion is not in effect but may be implemented on such date as the Board of Trustees may determine. Assets attributable to class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. To the extent the class A service fees paid under the distribution plan do not exceed 0.25% annually, the fund may pay the remaining amount of service fees available under the plan for distribution-related expenses. These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. The fund has not adopted a Rule 12b-1 plan with respect to its class I or R5 shares. For more information regarding the fund's Rule 12b-1 Plan, see the SAI.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED TO EACH FUND'S PROSPECTUS:

LEGAL PROCEEDINGS. On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of placeStreetNew Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (IN RE MUTUAL FUNDS INVESTMENT LITIGATION (ALGER, COLUMBIA, JANUS, MFS, ONE GROUP, PUTNAM, ALLIANZ DRESDNER), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are RIGGS V. MFS ET AL., Case No. 04-CV-01162-JFM (direct), HAMMERSLOUGH
V. MFS ET AL., Case No. 04-MD-01620 (derivative), ANITA WALKER V. MFS ET AL., Case No. 1:04-CV-01758 (ERISA), and REAVES V. MFS SERIES TRUST I, ET AL., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (FORSYTHE V. SUN LIFE FINANCIAL INC., ET AL., No. 04cv10584 (GAO) (a consolidated action) and MARCUS DUMOND, ET AL. V. MASSACHUSETTS FINANCIAL SERVS. PLACECO., ET AL., No. 04cv11458 (GAO)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants filed separate motions to dismiss all claims of the various lawsuits (except REAVES, which has not been separately briefed). On November 3, 2005, the district judge considering the motions to dismiss the RIGGS and HAMMERSLOUGH actions issued memoranda indicating that he intends to grant in part and deny in part defendants' motions in these actions. Orders consistent with the court's memoranda were issued on March 1, 2006. On February 27, 2006, the district judge considering the motion to dismiss the CITYPLACEWALKER action granted in part and denied in part such motion. On January 19, 2006, the district judge considering the FORSYTHE and DUMOND actions denied defendants' motion to dismiss the DUMOND action and granted in part (including dismissing all claims against the Trustees and Sun Life Financial, Inc.) and denied in part defendants' motion to dismiss the FORSYTHE action. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. It is not clear whether any amounts paid in connection with the above regulatory settlements will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

                   THE DATE OF THIS SUPPLEMENT IS MAY 1, 2006.

     Class A   Class 529A   Class R    Class R3
     Class B   Class 529B   Class R1   Class R4
     Class C   Class 529C   Class R2   Class R5
     Class I

     MFS ASSET ALLOCATION FUNDS   PROSPECTUS 10/01/06

     This Prospectus describes the MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund.

     The investment objective of the MFS Conservative Allocation Fund is to seek a high level of total return consistent with a conservative level of risk relative to the other MFS Asset Allocation Funds.

     The investment objective of the MFS Moderate Allocation Fund is to seek a high level of total return consistent with a moderate level of risk relative to the other MFS Asset Allocation Funds.

     The investment objective of the MFS Growth Allocation Fund is to seek a high level of total return consistent with a greater than moderate level of risk relative to other MFS Asset Allocation Funds.

     The investment objective of the MFS Aggressive Growth Allocation Fund is to seek a high level of total return consistent with an aggressive level of risk relative to the other MFS Asset Allocation Funds.

     [TABLE OF CONTENTS

     RISK RETURN SUMMARY

     EXPENSE SUMMARY

     CERTAIN INVESTMENT STRATEGIES AND RISKS

     MANAGEMENT OF THE FUND

     DESCRIPTION OF SHARE CLASSES

     HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

     OTHER INFORMATION

     FINANCIAL HIGHLIGHTS                                                      ]

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

     I. RISK RETURN SUMMARY

-    INVESTMENT OBJECTIVES

     The investment objective of the MFS Conservative Allocation Fund is to seek a high level of total return consistent with a conservative level of risk relative to the other MFS Asset Allocation Funds.

     The investment objective of the MFS Moderate Allocation Fund is to seek a high level of total return consistent with a moderate level of risk relative to the other MFS Asset Allocation Funds.

     The investment objective of the MFS Growth Allocation Fund is to seek a high level of total return consistent with a greater than moderate level of risk relative to other MFS Asset Allocation Funds.

     The investment objective of the MFS Aggressive Growth Allocation Fund is to seek a high level of total return consistent with an aggressive level of risk relative to the other MFS Asset Allocation Funds.

     A fund's objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT STRATEGIES

     Each fund is designed to provide diversification among different asset classes by investing the majority of its assets in other MFS mutual funds, referred to as underlying funds. The underlying funds are selected by the quantitative group of the funds' investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), following a two stage asset allocation process. The first stage is a strategic asset allocation to determine the percentage of each fund's assets to be invested in the general asset classes of U.S. Stock Funds, International Stock Funds, Bond Funds, and Money Market Funds. The asset class allocations provide an initial layer of diversification for each fund. The following table illustrates each fund's target allocation among asset classes as of October 1, 2006:

                                                                              MFS AGGRESSIVE
                     MFS CONSERVATIVE     MFS MODERATE       MFS GROWTH     GROWTH ALLOCATION
ASSET CLASS           ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND          FUND
---------------------------------------------------------------------------------------------
U.S. Stock Funds            35%               50%                60%               80%
International
Stock Funds                  5%               10%                20%               20%

Bond Funds                  50%               35%                20%                0%
Money Market Funds          10%                5%                 0%                0%

     The second stage involves the actual selection of underlying funds to represent the asset classes based on underlying fund classifications, historical risk, performance, and other factors. This selection process provides a second layer of diversification within both stock and bond fund allocations. Within the stock fund allocations, MFS seeks to diversify globally (by including domestic and international underlying funds), in terms of market capitalization (by including large, mid, and small cap underlying funds), and by style (by including both growth and value underlying funds). Within the bond fund allocation, MFS includes underlying funds with varying degrees of interest rate and credit exposure. Underlying funds are selected such that the weight toward more aggressive underlying funds increases as the risk tolerance of a fund increases.

     Following is the list of underlying funds and their associated target weightings as of October 1, 2006:

                                                                               MFS AGGRESSIVE
                      MFS CONSERVATIVE     MFS MODERATE       MFS GROWTH     GROWTH ALLOCATION
FUNDS                  ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND         FUND
----------------------------------------------------------------------------------------------
U.S. STOCK FUNDS:            35%               50%               60%                80%
MFS New Discovery
Fund                          0%                0%                0%                 5%
MFS Mid Cap Growth
Fund                          0%                5%               10%                15%
MFS Mid Cap Value
Fund                          0%                5%               10%                15%
MFS Strategic
Growth Fund                   5%               10%               15%                20%
MFS Research Fund            15%               15%               10%                10%


MFS Value Fund               15%               15%               15%                15%

INTERNATIONAL STOCK
FUNDS:                        5%               10%               20%                20%
MFS International
New Discovery Fund            0%                0%                5%                10%
MFS Research
International Fund            5%               10%               15%                10%

BOND FUNDS:                  50%               35%               20%                 0%
MFS High Income Fund          0%                5%                5%                 0%
MFS Research Bond
Fund                          5%               10%               10%                 0%
MFS Government
Securities Fund              10%               10%                5%                 0%
MFS Intermediate
Investment Grade
Bond Fund                    15%               10%                0%                 0%
MFS Limited
Maturity Fund                20%                0%                0%                 0%

MONEY MARKET FUNDS:          10%                5%                0%                 0%
MFS Money Market
Fund                         10%                5%                0%                 0%

     Although the underlying funds are categorized generally as stock funds (U.S. or international), bond funds, or money market funds, many of the underlying funds can invest in a mix of securities (e.g., a U.S. stock fund can invest in international stocks).

     The asset class allocations and the underlying funds and their target weightings have been selected for investment over longer time periods, but may be changed without shareholder approval or notice. The target weightings will deviate over the short term due to market movements and cash flows. MFS periodically rebalances a fund's investments in the underlying funds. The target weightings do not reflect a fund's working cash balance; some portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs.

     A description of the underlying funds is included in Appendix A of this prospectus.

     MFS uses a bottom-up investment approach in buying and selling investments for each underlying fund. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include earnings, price, cash flows, growth potential, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

-    PRINCIPAL INVESTMENT TYPES OF THE UNDERLYING FUNDS

     - EQUITY SECURITIES: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stock, and depository receipts for those securities.

     - DEBT INSTRUMENTS: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

     - LOWER QUALITY DEBT INSTRUMENTS: Lower quality debt instruments, commonly referred to as "high yield securities" or "junk bonds" are debt instruments of less than investment grade quality.

     - CORPORATE BONDS: Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.

     - U.S. GOVERNMENT SECURITIES: U.S. Government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

     - COLLATERALIZED INSTRUMENTS: Collateralized instruments include mortgage-backed securities and other interests in pools of assets, such as loans or receivables. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the instrument. Certain collateralized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Collateralized instruments typically involve a third party responsible for servicing the instrument and performing operational functions such as collecting and aggregating principal, interest and escrow payments, accounting and loan analysis.

     - MUNICIPAL INSTRUMENTS: Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer's pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.

     - FOREIGN GOVERNMENT SECURITIES: Foreign government securities are debt instruments issued, guaranteed or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring the outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

     - FLOATING RATE LOANS: Floating rate loans are debt instruments issued by companies or other entities, with interest rates that reset periodically (typically daily, monthly, quarterly, or semiannually, based on a base lending rate such as the London Interbank Bank Offered Rate (LIBOR), plus a premium). Floating rate loans are typically structured and administered by a third party that acts as agent for the lenders participating in the floating rate loan. Floating rate loans can be acquired directly through the agent, by assignment from a third party holder of the loan, or as a participation interest in a third party holder's portion of the loan. Senior floating rate loans are secured by specific collateral of the borrower, and are senior to most other securities of the borrower (e.g., common stock or other debt instruments) in the event of bankruptcy. Floating rate loans can be subject to restrictions on resale and can be less liquid than other types of securities.

     - INFLATION-ADJUSTED DEBT INSTRUMENTS: Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument's original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. Government agencies, instrumentalities and sponsored entities, corporations, and foreign governments.

     - MORTGAGE DOLLAR ROLLS: Mortgage dollar rolls are simultaneous agreements with a third party both to sell a mortgage-backed security and to purchase a similar security from the third party on a later date, for an agreed-upon price.

     - MONEY MARKET INSTRUMENTS: Money market instruments are high-quality, short-term instruments that pay a fixed, variable, or floating interest rate. Money market instruments include bank certificates of deposit and other bank obligations, notes, commercial paper, U.S. Government securities, and municipal instruments.

     - REPURCHASE AGREEMENTS: Repurchase agreements are agreements to buy a security from a third party at one price, with simultaneous agreements to sell it back to the third party at an agreed-upon price.

     - DERIVATIVES: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, indexed securities, inverse floating rate instruments, swaps, caps, floors, and collars.

     - SHORT SALES: Short sales are transactions to sell a security that one does not own to a third party by borrowing the security in anticipation of purchasing the same security on a later date, for a lower price. The security borrowed must be purchased to close out the short position.

-    PRINCIPAL RISKS

     The principal risks of investing in each fund are:

     - STOCK MARKET RISK: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. In the short term, prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stock of growth companies can react differently from the stock of value companies, and the stock of large cap companies can react differently from the stock of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic effect on stock markets.

     - COMPANY RISK: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

     - FOREIGN RISK: Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country's economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

     - INTEREST RATE RISK: The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument's reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. In response to an interest rate decline, instruments that provide the issuer with the right to call or redeem the instrument prior to maturity may be called or redeemed, resulting in the reinvestment of proceeds in other investments at a lower interest rate.

     - CREDIT RISK: The value of a debt instrument depends, in part, on the issuer's or borrower's credit quality or ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument's credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, and regulatory conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic effect on the value of a debt instrument. For certain types of instruments, including derivatives, the value of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

          U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury.

          Lower quality debt instruments and certain unrated debt instruments can involve a substantially greater risk of default, and their values can decline significantly over short periods of time. Lower quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for lower quality debt instruments and certain unrated debt instruments can be less liquid, especially during periods of recession or general market decline.

     - PREPAYMENT RISK: Many types of debt instruments, including mortgage-backed, asset-backed securities and municipal housing bonds, are subject to the risk of prepayment. Prepayment occurs when unscheduled payments of principal are made prior to an instrument's maturity. Instruments subject to prepayment can offer less potential for gains during a declining interest rate environment and greater potential for loss in a rising interest rate environment. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument and can result in significant volatility.

     - MUNICIPAL MARKET RISK: The price of municipal instruments can be volatile, and significantly affected by adverse tax, legislative or political changes, and by the financial developments of municipal issuers. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

     - DERIVATIVES RISK: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives' original cost. Derivatives can be less liquid than other types of investments.

     - SHORT SALE RISK: Potential losses from a short sale are unlimited if the short sale cannot be closed out.

     - ALLOCATION RISK: MFS' assessment of the mix of general risk and return characteristics that will meet each fund's investment objective, and the resulting allocation among asset classes and underlying funds can be incorrect, or lead to an investment focus that results in a fund underperforming other funds with similar investment strategies or the asset classes represented.

     - AFFILIATED FUND RISK: MFS may be subject to potential conflicts of interest in selecting and substituting underlying funds because it is also the adviser to the underlying funds (e.g., the management fees paid by some underlying funds are higher than the management fees paid by other underlying funds). However, MFS is legally obligated to act in the best interests of the funds when selecting and substituting underlying funds.

     - MANAGEMENT RISK: MFS' analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies.

     - COUNTERPARTY AND THIRD PARTY RISK: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.

     - LIQUIDITY RISK: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

     - LEVERAGING RISK: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, mortgage dollar rolls, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

     - As with any mutual fund, you could lose money on your investment in the fund.

     AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHARTS AND PERFORMANCE TABLES

     The bar chart and performance table below for each fund are intended to indicate some of the risks of investing in a fund by showing changes in that fund's performance over time. The performance table also shows:

     - how each fund's performance over time compares with that of a broad measure of market performance and

     - each fund's returns before the deduction of taxes and returns after the deduction of certain taxes for Class A shares.

     The charts and tables provide past performance information. Each fund's past performance (before and after taxes) does not necessarily indicate how a fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results may differ.

     BAR CHARTS

     The bar charts shows changes over time in the annual total returns of Class A shares for each calendar year for each year since it was offered, assuming the reinvestment of distributions. The charts and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of a fund's shares. If these sales charges were included, they would reduce these returns. The return of the fund's other classes of shares will differ from the Class A share returns shown in that fund's bar chart, depending upon the expenses of those classes.

     MFS CONSERVATIVE ALLOCATION FUND

CALENDAR YEAR   GAIN OR LOSS (%)

2003                  11.65
2004                   7.23
2005                   3.94

     The total return for the fund's class A shares for the six month period ended June 30, 2006 was 1.48%. During the period shown in the bar chart, the highest quarterly return was 6.67% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (1.12)% (for the calendar quarter ended March 31, 2003).

     MFS MODERATE ALLOCATION FUND

CALENDAR YEAR   GAIN OR LOSS (%)

2003                  18.95
2004                  10.59
2005                   5.12

     The total return for the fund's class A shares for the six month period ended June 30, 2006 was 1.51%. During the period shown in the bar chart, the highest quarterly return was 10.04% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (1.66)% (for the calendar quarter ended March 31, 2003).

     MFS GROWTH ALLOCATION FUND

CALENDAR YEAR   GAIN OR LOSS (%)

2003                  26.16
2004                  13.75
2005                   6.66

     The total return for the fund's class A shares for the six month period ended June 30, 2006 was 2.21%.During the period shown in the bar chart, the highest quarterly return was 13.22% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (2.68)% (for the calendar quarter ended March 31, 2003).

     MFS AGGRESSIVE GROWTH ALLOCATION FUND

CALENDAR YEAR   GAIN OR LOSS (%)

2003                  31.88
2004                  15.21
2005                   7.32

     The total return for the fund's class A shares for the six month period ended June 30, 2006 was 1.98%. During the period shown in the bar chart, the highest quarterly return was 16.28% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (3.80)% (for the calendar quarter ended March 31, 2003).

     PERFORMANCE TABLE

     The tables show how the average annual total returns of each class of each fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other performance measures, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for each fund's Class A shares, the tables show Class A average annual total returns:

     - after the deduction of taxes on distributions made on Class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"), and

     - after the deduction of taxes on both distributions made on Class A shares and on redemption of Class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").

     MFS CONSERVATIVE ALLOCATION FUND

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED DECEMBER 31, 2005)

RETURNS BEFORE TAXES                                              1 YEAR   LIFE*

Class B Shares, with CDSC (Declining Over Six Years
   from 4% to 0%)                                                 (0.77)%  4.55%
Class C Shares, with CDSC (1% for 12 Months)                       2.27%   5.33%
Class I Shares, at Net Asset Value                                 4.26%   6.37%
Class 529A Shares, with Initial Sales Charge (5.75%)              (2.27)%  5.75%
Class 529B Shares, with CDSC (Declining Over Six Years
   From 4% to 0%)                                                 (1.02)%  4.28%
Class 529C Shares, with CDSC (1% for 12 months)                    2.02%   5.07%
Class R Shares, at Net Asset Value                                 3.86%   5.82%
Class R1 Shares, at Net Asset Value                                3.22%   5.30%
Class R2 Shares, at Net Asset Value                                3.40%   5.36%
Class R3 Shares, at Net Asset Value                                3.55%   5.49%
Class R4 Shares, at Net Asset Value                                4.01%   5.99%
Class R5 Shares, at Net Asset Value                                4.19%   6.04%
Class A Shares, with Initial Sales Charge (5.75%)                 (2.03)%  4.20%

RETURNS AFTER TAXES (CLASS A SHARES ONLY)
Class A Shares' Return After Taxes on Distributions, with
   Initial Sales Charge (5.75%)                                   (2.83)%  3.64%
Class A Shares' Return After Taxes on Distributions and Sale of
   Class A Shares, with Initial Sales Charge (5.75%)              (1.19)%  3.30%

BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
Lehman Brothers U.S. Aggregate Bond Index+**                       2.43%   4.85%
MFS Conservative Allocation Fund Custom Blend+***                  4.02%   6.66%

----------
* Life refers to the period from the commencement of the fund's investment operations on June 28, 2002, through December 31, 2005.

+    Source: FactSet Research Systems, Inc.

** The Lehman Brothers U.S. Aggregate Bond Index is a measure of the U.S. bond market.

*** The MFS Conservative Allocation Fund Custom Blend is comprised of the following indices:

     1) Lehman Brothers U.S. Aggregate Bond Index (50%) measures the U.S. bond market.

     2) Standard & Poor's 500 Stock Index (the S&P 500) (35%) measures the broad stock market.

     3) Lehman Brothers Three-Month Treasury Bill Index (10%) is derived from secondary market Treasury bill rates published by the Federal Reserve Bank.

     4) Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (5%) measures international stock markets.

MFS MODERATE ALLOCATION FUND

RETURNS BEFORE TAXES                                              1 YEAR   LIFE*

Class B Shares, with CDSC (Declining Over Six Years
   from 4% to 0%)                                                  0.38%   7.09%
Class C Shares, with CDSC (1% for 12 Months)                       3.42%   7.82%
Class I Shares, at Net Asset Value                                 5.50%   8.91%
Class 529A Shares, with Initial Sales Charge (5.75%)              (1.18)%  8.22%
Class 529B Shares, with CDSC (Declining Over Six
   Years From 4% to 0%)                                            0.15%   6.83%
Class 529C Shares, with CDSC (1% for 12 months)                    3.15%   7.59%
Class R Shares, at Net Asset Value                                 4.95%   8.30%
Class R1 Shares, at Net Asset Value                                4.27%   7.77%
Class R2 Shares, at Net Asset Value                                4.59%   7.87%
Class R3 Shares, at Net Asset Value                                4.72%   8.00%
Class R4 Shares, at Net Asset Value                                5.04%   8.44%
Class R5 Shares, at Net Asset Value                                5.29%   8.51%
Class A Shares, with Initial Sales Charge (5.75%)                 (0.92)%  6.65%

RETURNS AFTER TAXES (CLASS A SHARES ONLY)
Class A Shares' Return After Taxes on Distributions, with
   Initial Sales Charge (5.75%)                                   (1.72)%  6.15%
Class A Shares' Return After Taxes on Distributions and Sale of
   Class A Shares, with Initial Sales Charge (5.75%)              (0.43)%  5.46%

BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
Standard & Poor's 500 Stock Index+**                              4.91%    8.70%
MFS Moderate Allocation Fund Custom Blend+***                     4.93%    7.96%

----------
* Life refers to the period from the commencement of the fund's investment operations on June 28, 2002, through December 31, 2005.

+    Source: FactSet Research Systems, Inc.

**   The Standard & Poor's 500 Stock Index measures the broad stock market.

*** The MFS Moderate Allocation Fund Custom Blend is comprised of the following indices:

     1)   The Standard 500 Stock Index (50%) measures the broad stock market.

     2) Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (10%) measures the international stock markets.

     3) Lehman Brothers U.S. Aggregate Bond Index (35%) measures the U.S. bond market.

     4) Lehman Brothers Three-month Treasury Bill Index (5%) is derived from secondary market Treasury bill rates published by the Federal Reserve Bank.

MFS GROWTH ALLOCATION FUND

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED DECEMBER 31, 2005)

RETURNS BEFORE TAXES                                             1 YEAR    LIFE*

Class B Shares, with CDSC (Declining Over Six Years
   from 4% to 0%)                                                 1.98%    9.27%
Class C Shares, with CDSC (1% for 12 Months)                      5.01%    9.94%
Class I Shares, at Net Asset Value                                7.10%   11.06%
Class 529A Shares, with Initial Sales Charge (5.75%)              0.36%   10.41%
Class 529B Shares, with CDSC (Declining Over Six Years
   From 4% to 0%)                                                 1.79%    8.95%
Class 529C Shares, with CDSC (1% for 12 months)                   4.75%    9.66%
Class R Shares, at Net Asset Value                                6.55%   10.58%
Class R1 Shares, at Net Asset Value                               5.85%    9.91%
Class R2 Shares, at Net Asset Value                               6.13%    9.99%
Class R3 Shares, at Net Asset Value                               6.30%   10.11%
Class R4 Shares, at Net Asset Value                               6.64%   10.67%
Class R5 Shares, at Net Asset Value                               6.90%   10.75%
Class A Shares, with Initial Sales Charge (5.75%)                 0.53%    8.83%

RETURNS AFTER TAXES (CLASS A SHARES ONLY)
Class A Shares' Return After Taxes on Distributions, with
   Initial Sales Charge (5.75%)                                  (0.28)%   8.39%
Class A Shares' Return After Taxes on Distributions and Sale
   of Class A Shares, with Initial Sales Charge (5.75%)           0.58%    7.40%

BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
Standard & Poor's 500 Stock Index+**                              4.91%    8.70%
MFS Growth Allocation Fund Custom Blend+***                       6.28%    9.57%

----------
* Life refers to the period from the commencement of the fund's investment operations on June 28, 2002, through December 31, 2005.

+    Source: FactSet Research Systems, Inc.

**   The Standard & Poor's 500 Stock Index measures the broad stock market.

*** The MFS Growth Allocation Fund Custom Blend is comprised of the following indices:

     1) Standard & Poor's 500 Stock Index (the S&P 500) (60%) measures the broad stock market.

     2) Lehman Brothers U.S. Aggregate Bond Index (20%) measures the U.S. bond market.

     3) Morgan Stanley Capital International (MSCI) (20%) EAFE (Europe, Australasia, Far East) Index measures the international stock markets.

MFS AGGRESSIVE GROWTH ALLOCATION FUND

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED DECEMBER 31, 2005)

RETURNS BEFORE TAXES                                             1 YEAR    LIFE*

Class B Shares, with CDSC (Declining Over Six Years
   from 4% to 0%)                                                 2.62%   10.02%
Class C Shares, with CDSC (1% for 12 Months)                      5.61%   10.65%

Class I Shares, at Net Asset Value                                7.69%   11.74%
Class 529A Shares, with Initial Sales Charge (5.75%)              0.87%   11.12%
Class 529B Shares, with CDSC (Declining Over Six
   Years From 4% to 0%)                                           2.28%    9.64%
Class 529C Shares, with CDSC (1% for 12 months)                   5.32%   10.40%
Class R Shares, at Net Asset Value                                7.17%   11.21%
Class R1 Shares, at Net Asset Value                               6.52%   10.66%
Class R2 Shares, at Net Asset Value                               6.82%   10.75%
Class R3 Shares, at Net Asset Value                               6.95%   10.87%
Class R4 Shares, at Net Asset Value                               7.27%   11.31%
Class R5 Shares, at Net Asset Value                               7.52%   11.39%
Class A Shares, with Initial Sales Charge (5.75%)                 1.15%    9.47%

RETURNS AFTER TAXES (CLASS A SHARES ONLY)
Class A Shares' Return After Taxes on Distributions, with
   Initial Sales Charge (5.75%)                                   0.65%    9.22%
Class A Shares' Return After Taxes on Distributions and Sale
   of Class A Shares, with Initial Sales Charge (5.75%)           1.02%    8.08%

BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
Standard & Poor's 500 Stock Index+**                              4.91%    8.70%
MFS Aggressive Growth Allocation Fund Custom Blend+***            6.73%   10.21%

----------
* Life refers to the period from the commencement of the fund's investment operations on June 28, 2002, through December 31, 2005.

+    Source: FactSet Research Systems, Inc.

**   The Standard & Poor's 500 Stock Index measures the broad stock market.

*** The MFS Aggressive Growth Allocation Fund Custom Blend is comprised of the following indices:

     1) Standard & Poor's 500 Stock Index (the S&P 500) (80%) measures the broad stock market.

     2) Morgan Stanley Capital International (MSCI) (20%) EAFE (Europe, Australasia, Far East) Index measures the international stock markets.

All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of each fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

     Each fund commenced investment operations on June 28, 2002, with the offering of Class A, Class B, Class C, and Class I shares, and subsequently offered Class 529A, Class 529B and Class 529C on July 31, 2002, Class R shares (formerly Class R1 shares) on December 31, 2002, Class R3 shares (formerly Class R2 shares) on October 31, 2003 and Class R1, Class R2, Class R4 and Class R5 shares on April 1, 2005.

     Performance (in the Average Annual Total Returns Tables only) for each fund's Class R, Class R4, Class R5, and Class 529A shares includes the performance of that fund's Class A shares for periods prior to their offering. Performance for each fund's Class R1, Class R2, Class R3, and Class 529B shares includes the performance of that fund's Class B shares for periods prior to their offering. Performance for Class 529C shares includes the performance of the fund's Class C shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than that of the share class to which they are blended, and lower performance for share classes with lower operating expenses than that of the share class to which they are blended.

     II. EXPENSE SUMMARY

-    EXPENSE TABLE

     The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. In addition to the fees and expenses which you bear directly, you will indirectly bear a fund's pro rata share of the fees and expenses of the underlying funds in which a fund invests. Information on these indirect underlying fund expenses is included in each fund's fee table.

     The annual fund operating expenses are based on expenses incurred during the fund's most recently completed fiscal year, adjusted to reflect current fees. The fund's annual operating expenses may vary in future years.

     MFS CONSERVATIVE ALLOCATION FUND:

     SHAREHOLDER FEES (fees paid directly from your investment):

                                                CLASS B     CLASS C              ALL CLASS
                                 CLASS A AND   AND CLASS   AND CLASS              R SHARE
                                  CLASS 529A      529B        529C     CLASS I    CLASSES

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)           5.75%     N/A         N/A        N/A        N/A

Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price or
redemption proceeds, whichever
is less)                          See Below(#)   4.00%       1.00%       N/A        N/A

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):

                                                     CLASS A   CLASS B   CLASS C   CLASS I

Management Fee                                         N/A       N/A       N/A       N/A
Distribution and Service (12b-1) Fees(1)              0.35%     1.00%     1.00%      N/A
Other Expenses(2)                                     0.17%     0.17%     0.17%     0.17%
                                                     -----     -----     -----     -----
Total Annual Fund Operating Expenses(2)               0.52%     1.17%     1.17%     0.17%
   Fee Reductions(3)                                 (0.07)%   (0.07)%   (0.07)%   (0.07)%
                                                     -----     -----     -----     -----
   Net Expenses(2)                                    0.45%     1.10%     1.10%     0.10%
Estimated Indirect Expenses of Underlying Funds(4)    0.64%     0.64%     0.64%     0.64%
Total Annual Fund and Underlying Funds
Operating Expenses(5)                                 1.09%     1.74%     1.74%     0.74%

                                                     CLASS 529A   CLASS 529B   CLASS 529C

Management Fee                                           N/A          N/A          N/A
Distribution and Service (12b-1) Fees(1)                0.35%        1.00%        1.00%
Other Expenses(2)                                       0.42%        0.42%        0.42%
                                                       -----        -----        -----
Total Annual Fund Operating Expenses(2)                 0.77%        1.42%        1.42%
   Fee Reductions(3)                                   (0.07)%      (0.07)%      (0.07)%
                                                       -----        -----        -----
   Net Expenses(2)                                      0.70%        1.35%        1.35%
Estimated Indirect Expenses of Underlying Funds(4)      0.64%        0.64%        0.64%
                                                       -----        -----        -----
Total Annual Fund and Underlying Funds
Operating Expenses(5)                                   1.34%        1.99%        1.99%

                             CLASS R   CLASS R1   CLASS R2   CLASS R3   CLASS R4   CLASS R5

Management Fee                 N/A       N/A        N/A        N/A        N/A        N/A
Distribution and Service
(12b-1) Fees(1)               0.50%     0.75%      0.50%      0.50%      0.25%       N/A
Other Expenses(2)             0.17%     0.62%      0.57%      0.42%      0.32%     0.27%
                             -----     -----      -----      -----      -----      -----
Total Annual Fund
Operating Expenses(2)         0.67%     1.37%      1.07%      0.92%      0.57%      0.27%
   Fee Reductions(3)         (0.07)%   (0.17)%    (0.22)%    (0.17)%    (0.07)%    (0.07)%
                             -----     -----      -----      -----      -----      -----
   Net Expenses(2)            0.60%     1.20%      0.85%      0.75%      0.50%      0.20%
Estimated Indirect
Expenses of Underlying
Funds(4)                      0.64%     0.64%      0.64%      0.64%      0.64%      0.64%
                             -----     -----      -----      -----      -----      -----
Total Annual Fund and
Underlying Funds Operating
Expenses(5)                   1.24%     1.84%      1.49%      1.39%      1.14%      0.84%

MFS MODERATE ALLOCATION FUND:

SHAREHOLDER FEES (fees paid directly from your investment):

                                                CLASS B     CLASS C              ALL CLASS
                                 CLASS A AND   AND CLASS   AND CLASS              R SHARE
                                  CLASS 529A      529B        529C     CLASS I    CLASSES

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)         5.75%       N/A         N/A        N/A        N/A

Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price or
redemption proceeds, whichever
is less)                         See Below(#)    4.00%       1.00%       N/A        N/A

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):

                                           CLASS A   CLASS B   CLASS C   CLASS I
Management Fee                               N/A       N/A       N/A       N/A
Distribution and Service (12b-1) Fees(1)    0.35%     1.00%     1.00%      N/A
Other Expenses(2)                           0.12%     0.12%     0.12%     0.12%
                                           -----     -----     -----     -----
Total Annual Fund Operating Expenses(2)     0.47%     1.12%     1.12%     0.12%
   Fee Reductions(3)                       (0.02)%   (0.02)%   (0.02)%   (0.02)%
                                           -----     -----     -----     -----
   Net Expenses(2)                          0.45%     1.10%     1.10%     0.10%
Estimated Indirect Expenses of
Underlying Funds(4)                         0.77%     0.77%     0.77%     0.77%
                                           -----     -----     -----     -----
Total Annual Fund and Underlying Funds
Operating Expenses(5)                       1.22%     1.87%     1.87%     0.87%

                                                     CLASS 529A   CLASS 529B   CLASS 529C

Management Fee                                           N/A          N/A          N/A
Distribution and Service (12b-1) Fees(1)                0.35%        1.00%        1.00%
Other Expenses(2)                                       0.37%        0.37%        0.37%
                                                       -----        -----        -----
Total Annual Fund Operating Expenses(2)                 0.72%        1.37%        1.37%
   Fee Reductions(3)                                   (0.02)%      (0.02)%      (0.02)%
                                                       -----        -----        -----
   Net Expenses(2)                                      0.70%        1.35%        1.35%
Estimated Indirect Expenses of Underlying Funds(4)      0.77%        0.77%        0.77%
                                                       -----        -----        -----
Total Annual Fund and Underlying Funds
Operating Expenses(5)                                   1.47%        2.12%        2.12%

                           CLASS R   CLASS R1   CLASS R2   CLASS R3   CLASS R4   CLASS R5

Management Fee               N/A       N/A        N/A        N/A        N/A        N/A
Distribution and Service
(12b-1) Fees(1)             0.50%     0.75%      0.50%      0.50%      0.25%       N/A

Other Expenses(2)           0.12%     0.57%      0.52%      0.37%      0.27%      0.22%
                           -----     -----      -----      -----      -----      -----
Total Annual Fund
Operating Expenses(2)       0.62%     1.32%      1.02%      0.87%      0.52%      0.22%
   Fee Reductions(3)       (0.02)%   (0.12)%    (0.17)%    (0.12)%    (0.02)%    (0.02)%
                           -----     -----      -----      -----      -----      -----
   Net Expenses(2)          0.60%     1.20%      0.85%      0.75%      0.50%      0.20%
Estimated Indirect
Expenses of Underlying
Funds(4)                    0.77%     0.77%      0.77%      0.77%      0.77%      0.77%
                           -----     -----      -----      -----      -----      -----
Total Annual Fund and
Underlying Funds
Operating
Expenses(5)                 1.37%     1.97%      1.62%      1.52%      1.27%      0.97%

     MFS GROWTH ALLOCATION FUND:

     SHAREHOLDER FEES (fees paid directly from your investment):

                                                   CLASS B     CLASS C              ALL CLASS
                                    CLASS A AND   AND CLASS   AND CLASS              R SHARE
                                     CLASS 529A      529B        529C     CLASS I    CLASSES

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)          5.75%         N/A         N/A        N/A        N/A

Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price or
redemption proceeds, whichever      See Below(#)    4.00%       1.00%       N/A        N/A
is less)

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):

                                              CLASS A   CLASS B   CLASS C   CLASS I

Management Fee                                  N/A       N/A       N/A       N/A
Distribution and Service (12b-1) Fees(1)       0.35%     1.00%     1.00%      N/A
Other Expenses(2)                              0.14%     0.14%     0.14%     0.14%
                                              -----     -----     -----     -----
Total Annual Fund Operating Expenses(2)        0.49%     1.14%     1.14%     0.14%
   Fee Reductions(3)                          (0.04)%   (0.04)%   (0.04)%   (0.04)%
                                              -----     -----     -----     -----
   Net Expenses(2)                             0.45%     1.10%     1.10%     0.10%
Estimated Indirect Expenses of
Underlying Funds(4)                            0.90%     0.90%     0.90%     0.90%
                                              -----     -----     -----     -----
Total Annual Fund and Underlying Funds
Operating Expenses(5)                          1.35%     2.00%     2.00%     1.00%

                                                        CLASS 529A   CLASS 529B   CLASS 529C

Management Fee                                              N/A          N/A          N/A
Distribution and Service (12b-1) Fees(1)                   0.35%        1.00%        1.00%

Other Expenses(2)                                          0.39%        0.39%        0.39%
                                                          -----        -----        -----
Total Annual Fund Operating Expenses(2)                    0.74%        1.39%        1.39%
   Fee Reductions(3)                                      (0.04)%      (0.04)%      (0.04)%
                                                          -----        -----        -----
   Net Expenses(2)                                         0.70%        1.35%        1.35%
Estimated Indirect Expenses of Underlying Funds(4)         0.90%        0.90%        0.90%
                                                          -----        -----        -----
Total Annual Fund and Underlying Funds
Operating Expenses(5)                                      1.60%        2.25%        2.25%

                                CLASS R   CLASS R1   CLASS R2   CLASS R3   CLASS R4   CLASS R5

Management Fee                    N/A       N/A        N/A        N/A        N/A        N/A
Distribution and Service
(12b-1) Fees(1)                  0.50%     0.75%      0.50%      0.50%      0.25%       N/A
Other Expenses(2)                0.14%     0.59%      0.54%      0.39%      0.29%      0.24%
                                ------    -----      -----      -----      -----      -----
Total Annual Fund
Operating Expenses(2)            0.64%     1.34%      1.04%      0.89%      0.54%      0.24%
   Fee Reductions(3)            (0.04)%   (0.14)%    (0.19)%    (0.14)%    (0.04)%    (0.04)%
                                -----     -----      -----      -----      -----      -----
   Net Expenses(2)               0.60%     1.20%      0.85%      0.75%      0.50%      0.20%
Estimated Indirect Expenses
of Underlying Funds(4)           0.90%     0.90%      0.90%      0.90%      0.90%      0.90%
                                -----     -----      -----      -----      -----      -----
Total Annual Fund and
Underlying Funds Operating
Expenses(5)                      1.50%     2.10%      1.75%      1.65%      1.40%      1.10%

     MFS AGGRESSIVE GROWTH ALLOCATION FUND:

     SHAREHOLDER FEES (fees paid directly from your investment):

                                                   CLASS B     CLASS C              ALL CLASS
                                    CLASS A AND   AND CLASS   AND CLASS              R SHARE
                                     CLASS 529A      529B        529C     CLASS I    CLASSES

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)        5.75%           N/A         N/A        N/A        N/A
Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price or
redemption proceeds, whichever
is less)                            See Below(#)    4.00%       1.00%       N/A        N/A

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):

                                              CLASS A   CLASS B   CLASS C   CLASS I

Management Fee                                  N/A       N/A       N/A      N/A
Distribution and Service (12b-1) Fees(1)       0.35%     1.00%     1.00%     N/A
Other Expenses(2)                              0.16%     0.16%     0.16%     0.16%
                                              -----     -----     ------    -----
Total Annual Fund Operating Expenses(2)        0.51%     1.16%     1.16%     0.16%
   Fee Reductions(3)                          (0.06)%   (0.06)%   (0.06)%   (0.06)%
                                              -----     -----     -----     -----

   Net Expenses(2)                             0.45%     1.10%     1.10%     0.10%
Estimated Indirect Expenses of
Underlying Funds(4)                            0.98%     0.98%     0.98%     0.98%
                                               ----      ----      ----      ----
Total Annual Fund and Underlying Funds
Operating Expenses(5)                          1.43%     2.08%     2.08%     1.08%

                                                        CLASS 529A   CLASS 529B   CLASS 529C

Management Fee                                              N/A          N/A         N/A
Distribution and Service (12b-1) Fees(1)                   0.35%        1.00%       1.00%
Other Expenses(2)                                          0.41%        0.41%       0.41%
                                                          -----        -----       -----
Total Annual Fund Operating Expenses(2)                    0.76%        1.41%       1.41%
   Fee Reductions(3)                                      (0.06)%      (0.06)%     (0.06)%
                                                          -----        ------      ------
   Net Expenses(2)                                         0.70%        1.35%       1.35%
Estimated Indirect Expenses of Underlying Funds(4)         0.98%        0.98%       0.98%
                                                          -----        ------      ------
Total Annual Fund and Underlying Funds
Operating Expenses(5)                                       1.68%       2.33%       2.33%

                              CLASS R   CLASS R1   CLASS R2   CLASS R3   CLASS R4   CLASS R5

Management Fee                  N/A        N/A        N/A        N/A        N/A        N/A
Distribution and Service
(12b-1) Fees(1)                0.50%      0.75%      0.50%      0.50%      0.25%       N/A
Other Expenses(2)              0.16%      0.61%      0.56%      0.41%      0.31%      0.26%
                              -----      -----      -----      -----      -----      -----
Total Annual Fund
Operating Expenses(2)          0.66%      1.36%      1.06%      0.91%      0.56%      0.26%
   Fee Reductions(3)          (0.06)%    (0.16)%    (0.21)%    (0.16)%    (0.06)%    (0.06)%
                              -----      -----      -----      -----      -----      -----
   Net Expenses(2)             0.60%      1.20%      0.85%      0.75%      0.50%      0.20%
Estimated Indirect
Expenses of Underlying
Funds(4)                       0.98%      0.98%      0.98%      0.98%      0.98%      0.98%
                              ------     -----      -----      -----      -----      -----
Total Annual Fund and
Underlying Funds
Operating Expenses(5)          1.58%      2.18%      1.83%      1.73%      1.48%      1.18%

# An initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if you are investing through a retirement plan and your Class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase. Class 529A shares are not subject to any CDSC.

(1) The fund's Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund's Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3 and Class R4 shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees."

(2) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower. For the class

     529 classes only, "Other Expenses" include the program management fee described under "Management of the Fund." The only fees and charges a 529 participant will incur are the fund's sales charges and expenses described in the table above and an annual account maintenance fee and miscellaneous other account fees which may be charged in connection with the administration of the participant's account. See the program description and materials available from your financial intermediary for details about these account fees. For the class R share classes only, "Other Expenses" include an annual retirement plan administration and service fee paid by the fund from assets attributable to the respective class to MFS for the provision by MFS, or a third party, of various administrative, recordkeeping and communication/educational services in an amount equaling up to: 0.45% for class R1, 0.40% for class R2, 0.25% for class R3, 0.15% for class R4 and 0.10% for class R5 shares.

(3) MFS has agreed in writing to waive the retirement plan administration and service fee (included as part of "Other Expenses") to 0.35% for Class R1 shares, 0.25% for Class R2 shares, and 0.15% for Class R3 shares, until at least September 30, 2007. In addition, MFS has agreed in writing to bear the fund's expenses such that "Other Expenses," determined without giving effect to the expense offset arrangement described above, such that "Other Expenses" do not exceed 0.10% annually for each of Class A, Class B, Class C, Class I and Class R shares; 0.45% annual for Class R1 shares; 0.35% annually for each of Class 529A, Class 529B, Class 529C and Class R2 shares; 0.25% annually for Class R4 shares; and 0.20% annually for Class R5 shares. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses. This written agreement will continue until at least September 30, 2007.

(4) In addition to the "Total Annual Fund Operating Expenses" which the fund bears directly, the fund's shareholders indirectly bear the expenses of the underlying funds in which the fund invests. The fund's estimated indirect expense from investing in the underlying funds, based on its target allocations and underlying funds, is as shown in the table. These Underlying Fund expenses reflect certain contractual fee reductions, including MFS' agreement to reduce certain Underlying Funds' management fees effective March 1, 2004 and continuing through February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters.

(5) The "Total Annual Fund and Underlying Funds Operating Expenses" shown in the table are the sum of the fund's "Net Expenses" and "Estimated Indirect Expenses of Underlying Funds."

-    EXAMPLE OF EXPENSES

     THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN EACH FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

     The examples assume that:

     - You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     - The fund's operating expenses remain the same, except that the fund's total direct and indirect operating expenses are assumed to take into account any written fee reductions for that period during which those written fee reductions are in effect. (see "Expense Summary-Expense Table" above).

     Although your actual costs may be higher or lower, under these assumptions your costs would be:

     MFS CONSERVATIVE ALLOCATION FUND:

SHARE CLASS                               1 YEAR   3 YEARS   5 YEARS   10 YEARS

Class A shares                             $680      $916     $1,170     $1,897
Class B shares(1)
   Assuming redemption at end of period    $577      $863     $1,173     $1,950
   Assuming no redemption                  $177      $563     $  973     $1,950
Class C shares
   Assuming redemption at end of period    $277      $563     $  973     $2,121
   Assuming no redemption                  $177      $563     $  973     $2,121
Class I shares                             $ 76      $252     $  443     $  995
Class 529A shares                          $704      $989     $1,295     $2,163
Class 529B shares(1)
   Assuming redemption at end of period    $602      $939     $1,302     $2,218
   Assuming no redemption                  $202      $639     $1,102     $2,218
Class 529C shares
   Assuming redemption at end of period    $302      $639     $1,102     $2,384
   Assuming no redemption                  $202      $639     $1,102     $2,384
Class R shares                             $126      $408     $  711     $1,573
Class R1 shares                            $187      $612     $1,066     $2,323
Class R2 shares                            $152      $515     $  905     $1,999
Class R3 shares                            $142      $474     $  832     $1,841
Class R4 shares                            $116      $377     $  658     $1,460
Class R5 shares                            $ 86      $283     $  497     $1,113

     MFS MODERATE ALLOCATION FUND:

SHARE CLASS                               1 YEAR   3 YEARS   5 YEARS   10 YEARS

Class A shares                             $692     $  944    $1,215     $1,987
Class B shares(1)
   Assuming redemption at end of period    $590     $  892    $1,219     $2,041
   Assuming no redemption                  $190     $  592    $1,019     $2,041
Class C shares
   Assuming redemption at end of period    $290     $  592    $1,019     $2,210
   Assuming no redemption                  $190     $  592    $1,019     $2,210
Class I shares                             $ 89     $  282    $  491     $1,094
Class 529A shares                          $716     $1,017    $1,340     $2,251
Class 529B shares(1)
   Assuming redemption at end of period    $615     $  968    $1,347     $2,306

   Assuming no redemption                  $215     $  668    $1,147     $2,306
Class 529C shares
   Assuming redemption at end of period    $315     $  668    $1,147     $2,471
   Assuming no redemption                  $215     $  668    $1,147     $2,471
Class R shares                             $139     $  438    $  759     $1,667
Class R1 shares                            $200     $  642    $1,111     $2,410
Class R2 shares                            $165     $  544    $  951     $2,089
Class R3 shares                            $155     $  504    $  879     $1,932
Class R4 shares                            $129     $  407    $  706     $1,555
Class R5 shares                            $ 99     $  313    $  545     $1,211

     MFS GROWTH ALLOCATION FUND:

SHARE CLASS                               1 YEAR   3 YEARS   5 YEARS   10 YEARS

Class A shares                             $705     $  986    $1,288     $2,144
Class B shares(1)
   Assuming redemption at end of period    $603     $  936    $1,295     $2,199
   Assuming no redemption                  $203     $  636    $1,095     $2,199
Class C shares
   Assuming redemption at end of period    $303     $  636    $1,095     $2,366
   Assuming no redemption                  $203     $  636    $1,095     $2,366
Class I shares                             $102     $  327    $  570     $1,267
Class 529A shares                          $728     $1,059    $1,412     $2,404
Class 529B shares(1)
   Assuming redemption at end of period    $628     $1,012    $1,422     $2,460
   Assuming no redemption                  $228     $  712    $1,222     $2,460
Class 529C shares
   Assuming redemption at end of period    $328     $  712    $1,222     $2,622
   Assuming no redemption                  $228     $  712    $1,222     $2,622
Class R shares                             $153     $  483    $  836     $1,831
Class R1 shares                            $213     $  685    $1,186     $2,563
Class R2 shares                            $178     $  588    $1,027     $2,247
Class R3 shares                            $168     $  548    $  955     $2,092
Class R4 shares                            $143     $  452    $  783     $1,721
Class R5 shares                            $112     $  358    $  624     $1,383

     MFS AGGRESSIVE GROWTH ALLOCATION FUND:

SHARE CLASS                               1 YEAR   3 YEARS   5 YEARS   10 YEARS

Class A shares                             $712     $1,013    $1,336     $2,247

Class B shares(1)
   Assuming redemption at end of period    $611     $  964    $1,344     $2,302
   Assuming no redemption                  $211     $  664    $1,144     $2,302
Class C shares
   Assuming redemption at end of period    $311     $  664    $1,144     $2,468
   Assuming no redemption                  $211     $  664    $1,144     $2,468
Class I shares                             $110     $  356    $  622     $1,381
Class 529A shares                          $736     $1,086    $1,459     $2,504
Class 529B shares(1)
   Assuming redemption at end of period    $636     $1,040    $1,470     $2,561
   Assuming no redemption                  $236     $  740    $1,270     $2,561
Class 529C shares
   Assuming redemption at end of period    $336     $  740    $1,270     $2,722
   Assuming no redemption                  $236     $  740    $1,270     $2,722
Class R shares                             $161     $  511    $  886     $1,939
Class R1 shares                            $221     $  713    $1,234     $2,662
Class R2 shares                            $186     $  617    $1,076     $2,350
Class R3 shares                            $176     $  577    $1,005     $2,197
Class R4 shares                            $151     $  481    $  834     $1,829
Class R5 shares                            $120     $  388    $  675     $1,495

(1) Class B and Class 529B shares convert to Class A and Class 529A shares, respectively, approximately eight years after purchase; therefore, years nine and ten reflect Class A and Class 529A expenses, respectively.

     III. CERTAIN INVESTMENT POLICIES AND RISKS

-    TURNOVER

     MFS may engage in active and frequent trading in pursuing each underlying fund's principal investment strategies. Frequent trading can result in higher taxable gain distributions to shareholders and increases transaction costs, which may reduce the underlying fund's return.

-    TEMPORARY DEFENSIVE POLICY

     In response to market, economic, political, or other conditions, MFS may depart from each fund's as well as each underlying fund's principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund's as well as each underlying fund's performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

-    FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

     Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund's Statement of Additional Information ("SAI").

     IV. MANAGEMENT OF THE FUND

-    INVESTMENT ADVISER

     Massachusetts Financial Services Company ("MFS"), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for each fund. Subject to the supervision of the Board of Trustees, MFS is responsible for managing each fund's investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between each fund and MFS.

     Each fund pays no management fee to MFS; however the underlying funds pay management fees to MFS which are reflected in the "Expense Table."

     A discussion regarding the basis for the Board of Trustees approval of the Investment Advisory Agreement is available in each fund's most recent semi-annual report for the six-month period ended November 30, 2005.

     MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $[_] as of [_].

     DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a fund" on the MFS Web site (MFS.COM), the following information is generally available to you:

INFORMATION                              APPROXIMATE DATE OF POSTING TO WEB SITE

Fund's top 10 securities holdings as
of each month's end                      14 days after month end
Fund's full securities holdings as
of each month's end                      29 days after month end

     Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

-    PORTFOLIO MANAGER(S)

     Information regarding the portfolio manager(s) of each fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.

                                                           TITLE AND FIVE YEAR
PORTFOLIO MANAGER       PRIMARY ROLE                SINCE  HISTORY
--------------------------------------------------------------------------------
Joseph C. Flaherty, Jr. Portfolio Manager, General   2002  Senior Vice-President
                        Oversight of a team of             of MFS; employed in
                        Quantitative Professionals         the investment
                                                           management area of
                                                           MFS since 1993.

-    ADMINISTRATOR

     MFS provides each fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between each fund and MFS. Under the Agreement, MFS is reimbursed for a portion of the costs it incurs in providing these services, including the costs of third parties who provide certain of these services.

     In addition, MFS provides, either directly or through affiliated and/or unaffiliated entities, certain administrative, recordkeeping, and communication/educational services to the retirement plans and retirement plan participants which invest in Class R1, Class R2, Class R3, Class R4 and Class R5 shares under a Master Class R Administration and Services Agreement. Under the Agreement, each fund pays an annual fee to MFS for these services at the following percentages of the average daily net assets attributable to that class of shares: 0.45% for Class R1; 0.40% for Class R2; 0.25% for Class R3; 0.15% for Class R4; and 0.10% for Class R5 shares. MFS has agreed in writing to waive the annual fee to 0.35% for Class R1, 0.25% for Class R2, and 0.15% for Class R3, until at least September 30, 2007.

-    DISTRIBUTOR

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of each fund.

-    SHAREHOLDER SERVICING AGENT

     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of each fund under a Shareholder Servicing Agent Agreement. Under the Agreement, MFSC may receive a fee based on the costs it incurs in providing these services, including the costs of third parties who provide certain of these services and out-of-pocket expenses, plus a target profit margin.

-    PROGRAM MANAGER(S)

     MFD serves as program manager for a qualified tuition program under Section 529 of the Internal Revenue Code through which 529 share classes of each fund are included as investment options to program participants. Each fund's 529 share classes may also be offered through qualified tuition programs for which MFD does not serve as program manager. MFD provides, either directly or through third parties, recordkeeping, tax reporting, and account services, as well as services designed to maintain the programs' compliance with the Internal Revenue Code and other regulatory requirements under a Master 529 Administrative Services Agreement.

     Under the Agreement, each fund pays MFD an annual fee for these services of up to 0.35% of the average daily net assets attributable to each 529 share class. The current annual fee has been established at 0.25% of the average daily net assets attributable to each 529 share class up to $10 billion in assets, 0.225% from $10 billion in assets up to $20 billion in assets, and 0.20% from $20 billion in assets and above. The fee may only be increased with the approval of the fund's Board of Trustees. MFD may pay a portion of this fee to third parties who provide these services.

     Please consult the program description for your particular qualified tuition program for a discussion of the fees paid to and services received from the program manager.

     V. DESCRIPTION OF SHARE CLASSES

     Each fund offers Class A, Class B, Class C, Class I, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares through this prospectus.

     Class I shares generally are available only to the following eligible investors:

     - certain retirement plans established for the benefit of employees and former employees of MFS or its affiliates;

     - retirement plans, endowments or foundations that: (i) have, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (ii) invest at least $10 million in Class I shares of the fund and other MFS funds;

     - bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in Class I shares of the fund, or (ii) have, at the time of purchase of Class I shares, aggregate assets of at least $10 million invested in Class I shares of the fund and other MFS funds; and

     - certain retirement plans offered, administered, or sponsored by insurance companies, as permitted by MFD based on their overall relationship with MFS.

     In addition, MFD may accept, in its sole discretion, investments in Class I shares from purchasers not listed above or that do not meet these qualification requirements.

     Class 529A, Class 529B and Class 529C shares are generally only available to qualified tuition programs (tuition programs) established in accordance with Section 529 of the Code.

     Class R shares are available for purchase only by retirement plans that held Class R shares of the fund on March 31, 2005.

     Class R1, Class R2, Class R3, Class R4 and Class R5 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Class R1, Class R2, Class R3, Class R4 and Class R5 shares generally are available to retirement plans only if either MFS (or one of its affiliates) is responsible for providing participant recordkeeping services (MFS Serviced Plan) or MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative services (Alliance Plan). Class R1, Class R2, Class R3, Class R4 and

     Class R5 shares are not generally available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and 529 tuition plans.

     A MFS Serviced Plan will be limited as to which class of shares it will be eligible to purchase under the terms of the service agreement between MFS and the sponsor of the retirement plan. Currently MFS generally offers only Class R1, Class R2, Class R3, Class R4, Class R5, and Class I shares to MFS Serviced Plans; provided that MFS Serviced Plans that held certain other classes of shares of a fund on June 30, 2005 (March 31, 2005 with respect to Class R shares), may purchase additional shares of the same class of the fund and may exchange their shares for shares of the same class of any other fund.

-    SALES CHARGES AND WAIVERS

     You may be subject to an initial sales charge when you purchase Class A or Class 529A shares, or a CDSC when you redeem Class A, Class B, Class C, Class 529B or Class 529C shares. These sales charges are paid to MFD.

     In the circumstances described below, you may qualify for a sales charge waiver for purchases or redemptions of Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C shares. In addition, other sales charge waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investment programs (e.g., certain wrap accounts or fund supermarket investments). Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI, which is available to you free of charge, and on the fund's Web site at MFS.COM. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as retirement accounts and 529s plans, or certain accounts that you may have with your financial intermediary. Waivers may be eliminated, modified, and added at any time without providing advance notice.

     CLASS A AND CLASS 529A SHARES

     You may purchase Class A and Class 529A shares at the offering price (which includes the applicable initial sales charge). In some cases, you may purchase Class A and Class 529A shares without an initial sales charge; in these cases, for Class A shares only, you will generally be subject to a 1% CDSC upon redemption within 12 months of your purchase.

     The amount of the initial sales charge you pay when you buy Class A or Class 529A shares differs depending upon the amount you invest, as follows:

                                         INITIAL SALES CHARGE*
                                           AS PERCENTAGE OF:
                                    ------------------------------
                                      GROSS PURCHASE
                                          AMOUNT        NET AMOUNT
AMOUNT OF PURCHASE                  (OFFERING PRICE*)    INVESTED

Less than $50,000                          5.75%           6.10%
$50,000 but less than $100,000             4.75%           4.99%
$100,000 but less than $250,000            3.75%           3.90%
$250,000 but less than $500,000            2.75%           2.83%
$500,000 but less than $1,000,000          2.00%           2.04%
$1,000,000 or more                        None**          None**

* Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.

**   For Class A shares only, a 1% CDSC will generally apply to such purchases.

     You pay no initial sales charge when you invest $1 million or more in Class A and Class 529A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed within a reasonable period of time a specified threshold determined by MFD). However, for Class A shares, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

     CLASS B AND CLASS 529B SHARES

     You may purchase Class B and Class 529B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4% during the first year to 0% after six years).

     The CDSC is imposed according to the following schedule:

YEAR OF REDEMPTION   CONTINGENT DEFERRED
  AFTER PURCHASE         SALES CHARGE

First                         4%
Second                        4%
Third                         3%
Fourth                        3%
Fifth                         2%
Sixth                         1%
Seventh                       0%

     If you hold Class B or Class 529B shares for approximately eight years, they will convert to Class A or Class 529A shares of the fund, respectively. All Class B or Class 529B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class B or Class 529B shares in your account convert to Class A or Class 529A shares, a proportionate number of the Class B or Class 529B shares in the sub-account will also convert to Class A or Class 529A shares, respectively.

     CLASS C AND CLASS 529C SHARES

     You may purchase Class C or Class 529C shares at net asset value without an initial sales charge. However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

     CLASS I SHARES

     Eligible investors may purchase Class I shares at net asset value without an initial sales charge or a CDSC upon redemption.

     CLASS R, CLASS R1, CLASS R2, CLASS R3, CLASS R4, AND CLASS R5 SHARES

     Eligible retirement plans may purchase Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares at net asset value without an initial sales charge or a CDSC upon redemption.

     SALES CHARGE WAIVERS OR REDUCTIONS

     Below is a summary of certain investor programs whereby the applicable sales charge may be waived or reduced. You or your financial intermediary must inform MFSC upon purchasing fund shares of your intention to invest in a fund under one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

                                     INVESTMENTS ELIGIBLE FOR:
                          ----------------------------------------------
                          WAIVED INITIAL   REDUCED INITIAL
PROGRAM                    SALES CHARGE      SALES CHARGE    WAIVED CDSC
-----------------------   --------------   ---------------   -----------
Letter of Intent                                  X

Right of Accumulation                             X

Automatic Exchange Plan         X*

Exchange Privilege              X*

Systematic Withdrawal
Plan                                                             X**

Distribution
Reinvestment                    X

Distribution
Investment Program              X

Other Sales Charge
Waivers                         X                                X

* Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases.

**   Not available for Class A shares.

     LETTER OF INTENT (LOI). You may pay a reduced or no initial sales charge on purchases of Class A or Class 529A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund (and the MFS Fixed Fund or other bank collective investment fund offered by MFS) within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

     For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.

     To establish a LOI, you may complete the Letter of Intent section of the Account Application or a separate Letter of Intent Application available from MFSC. In order to benefit from the LOI, you or your financial intermediary must inform MFSC that the LOI is in effect each time shares of a fund are purchased.

     RIGHT OF ACCUMULATION (ROA). Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A or Class 529A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts in any class of any MFS fund (and the MFS Fixed Fund or other bank collective investment fund offered by MFS), based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

     LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your current purchase of shares of an MFS fund with the value of existing accounts held with the MFS funds (or the MFS Fixed Fund or other bank collective investment fund offered by MFS) by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

     Eligible accounts that you may link under a LOI and ROA may include:

          - Individual accounts;

          - Joint accounts;

          - Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

          - MFS 529 College Savings Plan accounts;

          - Certain single-participant retirement plan accounts;

          - Certain Individual Retirement Accounts;

          - Uniform Gifts/Transfers to Minor Acts accounts; and

          - Accounts held in the name of your financial intermediary on your behalf, except accounts investing in Class W shares of certain MFS funds.

     In order to link such accounts under a LOI or ROA, the broker-dealer of record at the time of your current purchase must be the broker-dealer of record for any additional accounts to be linked. MFS fund shares held as follows cannot be combined with your current purchase for purposes of a LOI or ROA:

     - Shares held indirectly through financial intermediaries other than the broker-dealer of record for your current purchase (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment adviser); or

     - Shares held directly in a MFS fund account on which the broker-dealer of record is different than the broker-dealer of record for your current purchase.

     It is your responsibility to inform the broker-dealer of record for your current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. If you have not designated a broker-dealer of record, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker-dealer of record) with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of a LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing your purchase order.

          SPECIAL NOTE FOR LOI OR ROA ELIGIBLE ACCOUNTS LINKED PRIOR TO MAY 1, 2006. Any LOI or ROA eligible accounts linked prior to May 1, 2006, will remain linked to the extent the broker-dealer of record information for such accounts is not modified. In the event you change the broker-dealer of record for any such account, your accounts will no longer be eligible to be linked under a LOI or ROA. In addition, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

     AUTOMATIC EXCHANGE PLAN (not available for R share classes). If you have an account balance of at least $2,000 in a MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in a MFS fund for shares of the same class of other MFS funds. You may make exchanges of at least $50 to up to six different MFS funds under this plan. Exchanges will generally be made at net asset value without any sales charges and are excluded from the funds' exchange limitation policy. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange Class A or Class 529A shares out of the MFS Cash Reserve Fund into Class A or Class 529A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.

     SYSTEMATIC WITHDRAWAL PLAN. If you have an account balance of at least $5,000 in a MFS fund, you may elect to receive (or designate someone else to receive) regular periodic payments (generally at least $100 at time of set up) through an automatic redemption of class A, class B, and class C shares. For class B and class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan) and you will not incur a CDSC when class B and class C shares are redeemed under this plan. For Class A shares, there is no similar percentage limitation, but you may incur a CDSC when Class A shares are redeemed under this plan.

     DISTRIBUTION REINVESTMENT. You may automatically reinvest dividend and capital gain distributions in the same fund without paying an initial sales charge.

     DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a CDSC or an initial sales charge.

     CALCULATION OF CDSC

     As discussed above, certain investments in Class A, Class B, Class C, Class 529B and Class 529C shares are subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, the 1% CDSC on Class C shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.

     Shares acquired through appreciation and reinvestment of distributions are not subject to a CDSC. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the CDSC, if you sell only some of your shares, shares not subject to a CDSC are sold first, followed by shares held the longest.

-    DISTRIBUTION AND SERVICE FEES

     Each fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"). Under the Distribution Plan, each fund pays distribution and service fees to MFD to support the sale and distribution of Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3 and Class R4 shares, as well as shareholder servicing and account maintenance activities. The fund has not adopted a Rule 12b-1 plan with respect to its Class I or Class R5 shares. These distribution and service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

                MAXIMUM     MAXIMUM     MAXIMUM TOTAL
             DISTRIBUTION   SERVICE   DISTRIBUTION AND
   CLASS          FEE         FEE        SERVICE FEE
----------   ------------   -------   ----------------
Class A          0.10%       0.25%          0.35%
Class B          0.75%       0.25%          1.00%

Class C          0.75%       0.25%          1.00%

Class 529A       0.25%       0.25%          0.50%
Class 529B       0.75%       0.25%          1.00%
Class 529C       0.75%       0.25%          1.00%

Class R          0.25%       0.25%          0.50%

Class R1         0.50%       0.25%          0.75%
Class R2         0.25%       0.25%          0.50%
Class R3         0.25%       0.25%          0.50%
Class R4          N/A        0.25%          0.25%

     These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

     A portion of the Class 529A distribution fee equal to 0.10% is currently in effect; the remaining portion is not in effect but may be implemented on such date as the Board of Trustees may determine.

-    FINANCIAL INTERMEDIARY COMPENSATION

     The term "financial intermediary" includes any broker-dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institutions having a selling, administration, or any similar agreement with MFD, MFS, or one of its affiliates.

     Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders and Distribution Plan distribution and service payments received by MFD from each fund, (ii) in the form of 529 administrative services payments, retirement plan administrative and service payments, and shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") based on the receipt of such payments by MFD from each fund, and (iii) in the form of retail marketing support, program support, processing support, and/or other payments paid by MFD from MFD's own additional resources.

     The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

     Financial intermediaries may receive up front commissions of up to the following percentage amounts for sales of the following share classes:

SHARE CLASS             UP FRONT COMMISSION AS A PERCENTAGE OF OFFERING PRICE
---------------------   -----------------------------------------------------
Class A or Class 529A                           5.75%
Class B or Class 529B                           3.75%
Class C or Class 529C                           1.00%

     Financial intermediaries may also receive all or a portion of the following payments: Distribution Plan distribution and service fees as described in "Description of Share Classes - Distribution and Service Fees"; 529 administrative services fees as described in "Management of the Fund - Program Manager"; retirement plan administrative and service fees as described in "Management of the Fund - Administrator"; and shareholder servicing payments as described in "Management of the Fund - Shareholder Servicing Agent."

     In addition, financial intermediaries may receive payments from MFD from MFD's own additional resources as incentives to market the MFS funds, to cooperate with MFD's promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the expense table section of the fund's prospectus.

     These additional payments by MFD may take the form of payments to financial intermediaries that provide retail marketing support to MFD with respect to fund shares sold or held through the financial intermediary's retail distribution network. In the case of any one financial intermediary, retail marketing support payments generally will not exceed the sum of 0.10% of that financial intermediary's total sales of MFS' mutual funds and 0.05% of the average net assets of the MFS funds attributable to that financial intermediary, at the end of each calendar year. In addition, financial intermediaries may offer MFS fund shares through specialized programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments for retail marketing support and/or administrative services provided by a financial intermediary with respect to these or other programs. Payments for these program support arrangements may vary, but generally will not exceed 0.25% of the average net assets in such programs attributed to that financial intermediary, at the end of each calendar year. Financial intermediaries may receive both retail marketing support payments and program support payments from MFD. The above-referenced limitations on retail marketing and program support payments are subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. MFD may also make processing support payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

     You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker-dealer in connection with a MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries' sales of shares of a MFS fund as a factor when choosing broker-dealers to effect portfolio transactions for the MFS funds.

     VI. HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

     You may purchase, redeem, and exchange shares of each fund in the manner described below. If you buy or sell shares of a fund through a retirement account, 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies and fees may differ from those discussed in this prospectus.

-    HOW TO PURCHASE SHARES

     Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form vary among account types and transactions. Each fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges. Each fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

     Each fund is required by law to obtain from you certain personal information that will be used to verify your identify. If you do not provide the information, the fund may not be able to open your account. Each fund must also take certain steps to verify that the account information you provide is correct.

     CLASS A, CLASS B, AND CLASS C SHARES

     With respect to Class A, Class B, and Class C shares, you can establish an account by having your financial intermediary process your purchase. The minimum initial investment is generally $1,000, except for IRAs, for which the minimum initial investment is generally $250 ($200 for rollovers from certain MFS Serviced Plans). In addition, the minimum initial investment is $50 for automatic investment or exchange plans. Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

     The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances, including, but not limited to, purchases by certain types of group retirement plans sponsored or serviced by MFS or an affiliate.

     You may have your financial intermediary process your subsequent purchases or you may contact MFS directly. Generally, the subsequent investment minimum is $50.

     MFSC waives or lowers initial and subsequent investment minimums for certain types of investors and investments.

     ADDITIONAL PURCHASES DIRECTLY THROUGH MFSC

          - BY MAIL. You may purchase additional shares by mailing a check with the returnable portion of your statement to MFSC.

          - BY TELEPHONE. You may purchase additional shares by transferring money by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.

          - ELECTRONICALLY. You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

          - BY WIRE. To purchase additional shares by wire, call MFSC for instructions.

          - AUTOMATIC INVESTMENT PLAN. You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

     ADDITIONAL PURCHASES THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

     CLASS I SHARES

     With respect to Class I shares, you can establish an account through your MFD representative or by contacting MFSC directly. Generally, there are no initial or subsequent investment minimums except as may be required to be an eligible purchaser of Class I shares.

     R SHARE CLASSES

     With respect to the R share classes, you can establish an account through your financial intermediary or by contacting MFSC directly. Generally, there are no initial or subsequent investment minimums except as may be required to be an eligible purchaser of such class of shares.

     Class R shares are available for purchase only by retirement plans that held Class R shares of the fund on March 31, 2005.

     529 SHARE CLASSES

     With respect to the 529 share classes, you can establish an account by having your financial intermediary process your purchase. Generally, the minimum initial investment is $250.

     You may have your financial intermediary process your subsequent purchases or you may contact MFSC directly. Generally, the subsequent investment minimum is $50.

     MFSC waives or lowers initial and subsequent investment minimums for certain types of investors and investments.

     Purchases of Class 529B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class 529C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class 529B share purchases or $999,999 for Class 529C share purchases, you will not be able to purchase Class 529B or Class 529C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

     In addition, the Code and tuition programs impose a maximum total contribution limitation for designated beneficiaries on behalf of whom assets under tuition programs are held, which may result in a limitation on your ability to purchase the fund's 529 share classes. Please see the program description for details concerning the maximum contribution limitation and its application. An account owner of a newly-established account under a tuition program in which the designated beneficiary is age 12 or older will not be permitted to purchase Class 529B shares, unless the newly established account results from a transfer of registration from another MFS fund account. Please see the program description for details and additional restrictions.

     ADDITIONAL PURCHASES DIRECTLY THROUGH MFSC

          - BY MAIL. You may purchase additional shares by mailing a check with the returnable portion of your statement to MFSC.

          - BY TELEPHONE. You may purchase additional shares by transferring money by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.

          - ELECTRONICALLY. You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

          - BY WIRE. To purchase additional shares by wire, call MFSC for instructions.

          - AUTOMATIC PURCHASE PLAN. You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

     ADDITIONAL PURCHASES THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

-    HOW TO REDEEM SHARES

     Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form, minus any applicable CDSC. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form vary among types of accounts and transactions. In certain circumstances, you may need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries, paid as registered, and mailed to the address of record.

     The fund normally sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days. Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven days after a purchase.

     You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

     REDEEMING DIRECTLY THROUGH MFSC

     - BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed.

     - BY TELEPHONE. If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds wired to your bank account.

     - ELECTRONICALLy. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

     - SYSTEMATIC WITHDRAWAL PLAN. For Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, or Class R5 shares, you may elect to automatically receive (or designate someone else to receive) regular periodic payments through an automatic redemption of such classes. Please contact MFSC for details.

     REDEEMING THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

     SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker-dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions regarding your particular situation.

     SHARE CERTIFICATES. If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.

     REDEMPTIONS IN KIND. If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund has the right to pay the redemption amount above such threshold by a distribution in-kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities may increase or decrease in value before you sell them.

     INVOLUNTARY REDEMPTIONS. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your shares without your permission when your account contains less than $500 due to your redemptions or exchanges. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500. Any applicable CDSC will be assessed.

     In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Any applicable CDSC will be assessed upon redemption of your shares.

-    HOW TO EXCHANGE SHARES

     An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

     EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly. Your shares will be bought at the net asset value next calculated after your exchange order is received in proper form.

     You can exchange your Class A shares and your Class I shares for shares of the MFS Money Market Fund or the MFS Government Money Market Fund.

     Eligible qualified retirement plans other than MFS Serviced Plans can exchange their Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares for shares of the MFS Money Market Fund. In addition, MFS Serviced Plans holding Class R or Class R3 shares on March 31, 2005, can exchange their Class R or Class R3 shares for shares of the MFS Money Market Fund.

     Certain qualified retirement plans may make certain exchanges between the MFS funds and the MFS Fixed Fund. With respect to Class C shares subject to a CDSC, you will only be eligible to make the exchange to the MFS Fixed Fund if the CDSC would have been waived had the Class C shares been redeemed. Contact MFSC for information concerning transactions involving the MFS Fixed Fund.

     Your ability to exchange your Class 529A, Class 529B, or Class 529C shares of the fund for corresponding Class 529A, Class 529B, and Class 529C shares of other MFS funds may be limited under Section 529 of the Code and the tuition program through which your investment in the MFS funds is made. Please see the program description for details.

     The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

     Except with respect to the R share classes, the minimum exchange amount is generally $1,000 (generally $50 for exchanges made under the automatic exchange plan) or all the shares in an account. MFSC waives or lowers the minimum exchange amount for certain types of investors and investments. There is no minimum exchange amount for the R share classes.

     Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

     Other funds may have different exchange restrictions and may impose redemption fees of up to 1% of the amount exchanged. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies, and risks before making any exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and MFS funds' policies concerning excessive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

-    OTHER CONSIDERATIONS

     FREQUENT TRADING

     RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. The Board of Trustees of the MFS funds have adopted the policies described below, which they believe are reasonably designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. Each fund may alter its policies at any time without notice to shareholders.

     PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, the MFS funds or their agents may in their discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. This policy also applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

     SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS. The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

     - out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject, or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

     - initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/ acquisitions/liquidations).

     In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent frequent trading activity or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.

     Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

     LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL FREQUENT TRADING PRACTICES. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds and their agents to prevent frequent trading, there is no assurance that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

     In addition, the MFS funds receive purchase, exchange, and redemption orders through financial intermediaries and the MFS funds and their agents cannot always identify or reasonably detect frequent trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisers, and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund. The MFS funds' ability to impose these limitations on shares held through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds and their agents may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

     FREQUENT TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund's performance.

     In addition, to the extent that a fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. A fund's use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund's fair valuation policies and procedures will prevent dilution of the fund's net asset value by short-term traders.

     To the extent that a fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund's investments. Such short-term trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

     UNAUTHORIZED TRANSACTIONS

     MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person. It is important that you contact MFSC immediately about any transactions you believe to be unauthorized.

     ABILITY TO CONTACT MFSC

     Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

     RESERVATION OF OTHER RIGHTS

     In addition to the rights expressly stated elsewhere in this prospectus, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; and 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred.

     ANTI-MONEY LAUNDERING RESTRICTIONS

     Federal law requires each fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. Each fund may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

     CONFIRMATIONS IN QUARTERLY STATEMENTS

     Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

     VII. OTHER INFORMATION

-    VALUATION

     The price of each class of each fund's shares is based on its net asset value. The net asset value of each class of shares is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier as permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the Exchange is closed (such as week-ends and holidays), net asset value is not calculated, and each fund does not transact purchase and redemption orders. To the extent the underlying fund's assets are traded in other markets on days when each fund does not price its shares, the value of the underlying fund's assets may change when you will not be able to purchase or redeem shares.

     To determine net asset value, underlying funds are generally valued at their net asset value per share. Underlying funds' investments for which reliable market quotations are readily available are valued at market value, except that underlying funds' investments in certain short term debt instruments and a money market fund's investments are valued at amortized cost.

     The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each underlying fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

     Under each underlying fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

     In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the underlying fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the underlying fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the underlying fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the underlying fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

-    DISTRIBUTIONS

     Each fund intends to declare and pay a dividend to shareholders at least annually.

     Any capital gains are distributed at least annually.

-    DISTRIBUTION OPTIONS

     The following distribution options are generally available:

     - Dividend and capital gain distributions reinvested in additional shares (THIS OPTION WILL BE ASSIGNED IF NO OTHER OPTION IS SPECIFIED);

     - Dividend distributions in cash; capital gain distributions reinvested in additional shares;

     -    Dividend and capital gain distributions in cash; or

     - Dividend and capital gain distributions reinvested into the same class of shares of another MFS Fund.

     Dividends and capital gain distributions for Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B, and Class 529C will automatically be reinvested in additional shares of the fund.

     The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

-    TAX CONSIDERATIONS

     The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of a fund held through tax-exempt retirement plans.

     Each fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

     Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, if some or all of the fund's income derives from "qualified dividend income" and if you are an individual who meets holding period and other requirements with respect to the fund's shares, those distributions that are properly designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gains.

     Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

     Under current law, a fund of funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. A fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

     Investing in underlying funds could affect the amount, timing, and character of distributions from the fund, and, therefore, may increase the amount of taxes payable by shareholders.

     The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. In addition to the tax considerations discussed above, please note the following tax considerations that apply specifically to the ownership of the fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.

     Each fund is an investment option under one or more tuition programs designed to qualify under Section 529 so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for taxable years beginning before January 1, 2011. State and local income taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

     Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax (unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied). The 10% penalty tax will not apply to distributions made under certain circumstances, including certain distributions made after the designated beneficiary dies, becomes disabled, or receives a scholarship or other tax-free payment for educational expenses that does not exceed the amount of the distrubtion. Distributions attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

     You are urged to consult your own tax adviser for information about the federal, state, and local tax consequences of your investment in the fund's 529 share classes.

-    PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

     Each fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

     VIII. FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand a fund's financial performance for the past five years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by each fund's independent registered public accounting firm, whose report, together with each fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFS Service Center, Inc. (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. Each fund's independent registered public accounting firm is Ernst & Young LLP.

     MFS Conservative Allocation Fund:

                                                    YEARS ENDED 5/31,
                                         2006       2005          2004     2003(c)
Class A
Net asset value, beginning of period   $  11.41   $  10.88      $  10.35   $ 10.00
                                       --------   --------      --------   -------
Income (loss) from investment
   operations
   Net investment income (d)           $   0.30   $   0.25      $   0.24   $  0.20
   Net realized and unrealized gain
   (loss) on investments                   0.29       0.49          0.47      0.15
                                       --------   --------      --------   -------
      Total from investment
      operations                       $   0.59   $   0.74      $   0.71   $  0.35
                                       --------   --------      --------   -------
Less distributions declared to
shareholders
   From net investment income          $  (0.29)  $  (0.21)     $  (0.18)  $    --
   From net realized gain on
   investments                            (0.03)     (0.00)(w)        --        --
                                       --------   --------      --------   -------
      Total distributions declared
      to shareholders                  $  (0.32)  $  (0.21)     $  (0.18)  $    --
                                       --------   --------      --------   -------
Net asset value, end of period         $  11.68   $  11.41      $  10.88   $ 10.35
                                       ========   ========      ========   =======
Total return (%) (r) (t)                   5.20       6.83          6.85      3.50(n)
                                       --------   --------      --------   -------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                     0.52       0.51          0.53      0.91(a)
Expenses after expense reductions
(f)(h)                                     0.45       0.45          0.45      0.45(a)
Net investment income                      2.55       2.28          2.24      2.33(a)
Portfolio turnover                            4          1             1         1
Net assets at end of period (000
omitted)                               $251,699   $226,530      $155,476   $59,469

                                                    YEARS ENDED 5/31,
                                         2006       2005          2004     2003(c)
Class B
Net asset value, beginning of period   $  11.31   $  10.80      $  10.29   $ 10.00
                                       --------   --------      --------   -------
Income (loss) from investment
operations
   Net investment income (d)           $   0.22   $   0.18      $   0.17   $  0.14
   Net realized and unrealized gain
   (loss) on investments                   0.29       0.48          0.47      0.15
                                       --------   --------      --------   -------
      Total from investment
      operations                       $   0.51   $   0.66      $   0.64   $  0.29
                                       --------   --------      --------   -------
Less distributions declared to
   shareholders
   From net investment income          $  (0.22)  $  (0.15)     $  (0.13)  $    --
   From net realized gain on
   investments                            (0.03)     (0.00)(w)        --        --
                                       --------   --------      --------   -------
      Total distributions declared
      to shareholders                  $  (0.25)  $  (0.15)     $  (0.13)  $    --
                                       --------   --------      --------   -------
Net asset value, end of period         $  11.57   $  11.31      $  10.80   $ 10.29
                                       ========   ========      ========   =======
Total return (%) (r) (t)                   4.49       6.08          6.23      2.90(n)
                                       --------   --------      --------   -------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                     1.17       1.16          1.18      1.56(a)
Expenses after expense reductions
(f)(h)                                     1.10       1.10          1.10      1.10(a)
Net investment income                      1.90       1.63          1.61      1.66(a)
Portfolio turnover                            4          1             1         1
Net assets at end of period (000
omitted)                               $162,941   $163,735      $134,200   $63,256

                                                    YEARS ENDED 5/31,
                                         2006       2005          2004     2003(c)
Class C
Net asset value, beginning of period   $  11.30   $  10.79      $ 10.30    $ 10.00
                                       --------   --------      -------    -------
Income (loss) from investment
operations
   Net investment income (d)           $   0.22   $   0.18      $  0.17    $  0.14
   Net realized and unrealized gain
   (loss) on investments                   0.29       0.48         0.46       0.16
                                       --------   --------      -------    -------
      Total from investment
      operations                       $   0.51   $   0.66      $  0.63    $  0.30
                                       --------   --------      -------    -------
Less distributions declared to
shareholders
   From net investment income          $  (0.22)  $  (0.15)     $ (0.14)   $    --
   From net realized gain on
   investments                            (0.03)     (0.00)(w)       --         --
                                       --------   --------      -------    -------
      Total distributions declared
      to shareholders                  $  (0.25)  $  (0.15)     $ (0.14)   $    --
                                       --------   --------      -------    -------
Net asset value, end of period         $  11.56   $  11.30      $ 10.79    $ 10.30
                                       ========   ========      =======    =======
Total return (%) (r) (t)                   4.54       6.12         6.13       3.00(n)
                                       --------   --------      -------    -------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                     1.17       1.16         1.18       1.56(a)
Expenses after expense reductions
(f)(h)                                     1.10       1.10         1.10       1.10(a)
Net investment income                      1.90       1.63         1.60       1.66(a)
Portfolio turnover                            4          1            1          1
Net assets at end of period (000
omitted)                               $130,916   $118,003      $87,876    $31,002

                                                  YEARS ENDED 5/31,
                                         2006      2005        2004    2003(c)
Class I
Net asset value, beginning of period   $ 11.48   $ 10.94      $10.39   $10.00
                                       -------   -------      ------   ------
Income (loss) from investment
operations
   Net investment income (d)           $  0.34   $  0.30      $ 0.28   $ 0.22
   Net realized and unrealized
   gain (loss) on investments             0.29      0.49        0.47     0.17
                                       -------   -------      ------   ------
      Total from investment
      operations                       $  0.63   $  0.79      $ 0.75   $ 0.39
                                       -------   -------      ------   ------
Less distributions declared to
shareholders
   From net investment income          $ (0.33)  $ (0.25)     $(0.20)  $   --
   From net realized gain on
   investments                           (0.03)    (0.00)(w)      --       --
                                       -------   -------      ------   ------
      Total distributions
      declared to shareholders         $ (0.36)  $ (0.25)     $(0.20)  $   --
                                       -------   -------      ------   ------
Net asset value, end of period         $ 11.75   $ 11.48      $10.94   $10.39
                                       =======   =======      ======   ======
Total return (%) (r)                      5.51      7.18        7.26     3.90(n)
                                       -------   -------      ------   ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                    0.17      0.16        0.18     0.56(a)
Expenses after expense reductions
(f)(h)                                    0.10      0.10        0.10     0.10(a)
Net investment income                     2.91      2.63        2.61     2.65(a)
Portfolio turnover                           4         1           1        1
Net assets at end of period (000
omitted)                               $18,158   $14,175      $9,214   $7,003

                                                  YEARS ENDED 5/31,
                                         2006      2005        2004    2003(i)
Class 529A
Net asset value, beginning of period   $ 11.37   $ 10.86      $10.34   $ 9.70
                                       -------   -------      ------   ------
Income (loss) from investment
operations
   Net investment income (d)           $  0.27   $  0.23      $ 0.21   $ 0.16
   Net realized and unrealized
   gain (loss) on investments             0.29      0.47        0.47     0.48
                                       -------   -------      ------   ------
      Total from investment
      operations                       $  0.56   $  0.70      $ 0.68   $ 0.64
                                       -------   -------      ------   ------
Less distributions declared to
shareholders
   From net investment income          $ (0.27)  $ (0.19)     $(0.16)  $   --
   From net realized gain on
   investments                           (0.03)    (0.00)(w)      --       --
                                       -------   -------      ------   ------
      Total distributions declared
      to shareholders                  $ (0.30)  $ (0.19)     $(0.16)  $   --
                                       -------   -------      ------   ------
Net asset value, end of period         $ 11.63   $ 11.37      $10.86   $10.34
                                       =======   =======      ======   ======
Total return (%) (r)(t)                   4.95      6.49        6.59     6.60(n)
                                       -------   -------      ------   ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                    0.77      0.76        0.78     1.16(a)
Expenses after expense reductions
(f)(h)                                    0.70      0.70        0.70     0.70(a)
Net investment income                     2.31      2.02        1.99     2.07(a)
Portfolio turnover                           4         1           1        1
Net assets at end of period (000
omitted)                               $17,978   $12,840      $6,339   $2,975

                                                 YEARS ENDED 5/31,
                                        2006     2005        2004    2003(i)
Class 529B
Net asset value, beginning of period   $11.28   $10.77      $10.27   $ 9.69
                                       ------   ------      ------   ------
Income (loss) from investment
operations
   Net investment income (d)           $ 0.19   $ 0.15      $ 0.15   $ 0.11
   Net realized and unrealized
   gain (loss) on investments            0.29     0.48        0.46     0.47
                                       ------   ------      ------   ------
      Total from investment
      operations                       $ 0.48   $ 0.63      $ 0.61   $ 0.58
                                       ------   ------      ------   ------
Less distributions declared to
shareholders
   From net investment income          $(0.19)  $(0.12)     $(0.11)  $   --
   From net realized gain on
   investments                          (0.03)   (0.00)(w)      --       --
                                       ------   ------      ------   ------
      Total distributions
      declared to shareholders         $(0.22)  $(0.12)     $(0.11)  $   --
                                       ------   ------      ------   ------
Net asset value, end of period         $11.54   $11.28      $10.77   $10.27
                                       ======   ======      ======   ======
Total return (%) (r)(t)                  4.25     5.84        5.90     5.99(n)
                                       ------   ------      ------   ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                   1.42     1.41        1.43     1.81(a)
Expenses after expense reductions
(f)(h)                                   1.35     1.35        1.35     1.35(a)
Net investment income                    1.65     1.38        1.36     1.42(a)
Portfolio turnover                          4        1           1        1
Net assets at end of period (000
omitted)                               $2,008   $1,611      $1,320   $  854

                                                 YEARS ENDED 5/31,
                                         2006     2005       2004    2003(i)
Class 529C
Net asset value, beginning of period   $ 11.25   $10.76     $10.28   $ 9.69
                                       -------   ------     ------   ------
Income (loss) from investment
operations
   Net investment income (d)           $  0.19   $ 0.15     $ 0.14   $ 0.11
   Net realized and unrealized
   gain (loss) on investments             0.29     0.47       0.47     0.48
                                       -------   ------     ------   ------
      Total from investment
      operations                       $  0.48   $ 0.62     $ 0.61   $ 0.59
                                       -------   ------     ------   ------
Less distributions declared to
   shareholders
   From net investment income          $ (0.21)  $(0.13)    $(0.13)  $   --
   From net realized gain on
   investments                           (0.03)   (0.00)(w)     --       --
                                       -------   ------     ------   ------
      Total distributions
      declared to shareholders         $ (0.24)  $(0.13)    $(0.13)  $   --
                                       -------   ------     ------   ------
Net asset value, end of period         $ 11.49   $11.25     $10.76   $10.28
                                       =======   ======     ======   ======
Total return (%) (r)(t)                   4.29     5.79       5.91     6.09(n)
                                       -------   ------     ------   ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                    1.42     1.41       1.43     1.81(a)
Expenses after expense reductions
(f)(h)                                    1.35     1.35       1.35     1.35(a)
Net investment income                     1.66     1.37       1.32     1.38(a)
Portfolio turnover                           4        1          1        1
Net assets at end of period (000
omitted)                               $11,031   $ 7,522    $4,798   $1,555

                                                 YEARS ENDED 5/31,
                                         2006      2005       2004     2003(i)
Class R
Net asset value, beginning of period   $ 11.36   $ 10.85     $10.33   $ 9.85
                                       -------   -------     ------   ------
Income (loss) from investment
   operations
   Net investment income (d)           $  0.28   $  0.24     $ 0.23   $ 0.08
   Net realized and unrealized
   gain (loss) on investments             0.29      0.47       0.47     0.40
                                       -------   -------     ------   ------
      Total from investment
      operations                       $  0.57   $  0.71     $ 0.70   $ 0.48
                                       -------   -------     ------   ------
Less distributions declared to
   shareholders
   From net investment income          $(0.28)   $ (0.20)    $(0.18)  $   --
   From net realized gain on
   investments                          (0.03)     (0.00)(w)     --       --
                                       -------   -------     ------   ------
      Total distributions
      declared to shareholders         $(0.31)   $ (0.20)    $(0.18)  $   --
                                       -------   -------     ------   ------
Net asset value, end of period         $ 11.62   $ 11.36     $10.85   $10.33
                                       =======   =======     ======   ======
Total return (%) (r)                      5.04      6.57       6.79     4.87(n)
                                       -------   -------     ------   ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                    0.67      0.66       0.68     1.06(a)
Expenses after expense reductions
(f)(h)                                    0.60      0.60       0.60     0.60(a)
Net investment income                     2.41      2.12       2.10     2.15(a)
Portfolio turnover                           4         1          1        1
Net assets at end of period (000
omitted)                               $16,679   $13,661     $6,658   $  863

                                       YEARS ENDED 5/31,
                                        2006    2005(i)
Class R1
Net asset value, beginning of period   $11.30   $11.23
                                       ------   ------
Income (loss) from investment
   operations
   Net investment income (d)           $ 0.22   $ 0.02
   Net realized and unrealized gain
   (loss) on investments                 0.29     0.05
                                       ------   ------
      Total from investment
      operations                       $ 0.51   $ 0.07
                                       ------   ------
Less distributions declared to
   shareholders
   From net investment income          $(0.30)  $   --
   From net realized gain on
   investments                          (0.03)      --
                                       ------   ------
      Total distributions
      declared to shareholders         $(0.33)  $   --
                                       ------   ------
Net asset value, end of period         $11.48   $11.30
                                       ======   ======
Total return (%) (r)                     4.49     0.62(n)
                                       ------   ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                   1.37    1.36(a)
Expenses after expense reductions
(f)(h)                                   1.21    1.30(a)
Net investment income                    1.88    1.08(a)
Portfolio turnover                          4       1
Net assets at end of period (000
omitted)                               $1,145   $  50

                                       YEARS ENDED 5/31,
                                        2006    2005(i)
Class R2
Net asset value, beginning of period   $11.31   $11.23
                                       ------   ------
Income (loss) from investment
operations
   Net investment income (d)           $ 0.24   $ 0.03
   Net realized and unrealized gain
   (loss) on investments                 0.30     0.05
                                       ------   ------
       Total from investment
       operations                      $ 0.54   $ 0.08
                                       ------   ------
Less distributions declared to
shareholders
   From net investment income          $(0.29)  $   --
   From net realized gain on
   investments                          (0.03)      --
                                       ------   ------
       Total distributions
       declared to shareholders        $(0.32)  $   --
                                       ------   ------
Net asset value, end of period         $11.53   $11.31
                                       ======   ======
Total return (%) (r)                     4.77     0.71(n)
                                       ------   ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                   1.07     1.06(a)
Expenses after expense reductions
(f)(h)                                   0.86     1.00(a)
Net investment income                    2.16     1.38(a)
Portfolio turnover                          4        1
Net assets at end of period (000
omitted)                               $  464   $   50

                                             YEARS ENDED 5/31,
                                        2006     2005       2004(i)
Class R3
Net asset value, beginning of period   $11.29   $10.82      $10.63
                                       ------   ------      ------
Income (loss) from investment
operations
   Net investment income (d)           $ 0.26   $ 0.20      $ 0.11
   Net realized and unrealized gain
   (loss) on investments                 0.28     0.48        0.27
                                       ------   ------      ------
       Total from investment
       operations                      $ 0.54   $ 0.68      $ 0.38
                                       ------   ------      ------
Less distributions declared to
shareholders
   From net investment income          $(0.29)  $(0.21)     $(0.19)
   From net realized gain on
   investments                          (0.03)   (0.00)(w)      --
                                       ------   ------      ------
       Total distributions
       declared to shareholders        $(0.32)  $(0.21)     $(0.19)
                                       ------   ------      ------
Net asset value, end of period         $11.51   $11.29      $10.82
                                       ======   ======      ======
Total return (%) (r)                     4.82     6.31        3.58(n)
                                       ------   ------      ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                   0.92     0.91        0.91(a)
Expenses after expense reductions
(f)(h)                                   0.76     0.85        0.83(a)
Net investment income                    2.29     1.85        1.84(a)
Portfolio turnover                          4        1           1
Net assets at end of period (000
omitted)                               $3,004   $  330      $   13

                                        YEARS ENDED 5/31,
                                        2006      2005(i)
Class R4
Net asset value, beginning of period   $11.41      $11.32
                                       ------      ------
Income (loss) from investment
operations
   Net investment income (d)           $ 0.23      $ 0.04
   Net realized and unrealized gain
   (loss) on investments                 0.36(g)     0.05
                                       ------      ------
       Total from investment
       operations                      $ 0.59      $ 0.09
                                       ------      ------
Less distributions declared to
shareholders
   From net investment income          $(0.32)     $   --
   From net realized gain on
   investments                          (0.03)         --
                                       ------      ------
       Total distributions
       declared to shareholders        $(0.35)     $   --
                                       ------      ------
Net asset value, end of period         $11.65      $11.41
                                       ======      ======
Total return (%) (r)                     5.18        0.80(n)
                                       ------      ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                   0.57        0.57(a)
Expenses after expense reductions
(f)(h)                                   0.50        0.51(a)
Net investment income                    2.54        1.88(a)
Portfolio turnover                          4           1
Net assets at end of period (000
omitted)                               $2,518      $   50

                                        YEARS ENDED 5/31,
                                         2006      2005(i)
Class R5
Net asset value, beginning of period   $ 11.41      $11.32
                                       -------      ------
Income (loss) from investment
operations
   Net investment income (d)           $  0.29      $ 0.04
   Net realized and unrealized gain
   (loss) on investments                  0.34(g)     0.05
                                       -------      ------
       Total from investment
       operations                      $  0.63      $ 0.09
                                       -------      ------
Less distributions declared to
shareholders
   From net investment income          $ (0.33)     $   --
   From net realized gain on
   investments                           (0.03)         --
                                       -------      ------
       Total distributions
       declared to shareholders        $ (0.36)     $   --
                                       -------      ------
Net asset value, end of period         $ 11.68      $11.41
                                       =======      ======
Total return (%) (r)                      5.55        0.80(n)
                                       -------      ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                    0.27        0.27(a)
Expenses after expense reductions
(f)(h)                                    0.20        0.21(a)
Net investment income                     2.76        2.18(a)
Portfolio turnover                           4           1
Net assets at end of period (000
omitted)                               $10,630      $   50

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)  Annualized.

(c) For the period from the commencement of the fund's investment operations, June 28, 2002, through the stated period end.

(d)  Per share data are based on average shares outstanding.

(f)  Ratios do not reflect reductions from fees paid indirectly.

(g) This per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

(h) In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred directly by the fund will vary.

(i) For the period from the class' inception, December 31, 2002 (Class R), July 31, 2002 (Classes 529A, 529B, and 529C), October 31, 2003 (Class R3) and April 1, 2005 (Classes R1, R2, R4, and R5) through the stated period end.

(n) Not annualized.

(r) Certain expenses have been reduced without which performance would have been lower.

(t) Total returns do not include any applicable sales charges.

(u) Portfolio turnover is less than 1%.

(w) Per share amount was less than $0.01.

     MFS Moderate Allocation Fund:

                                                     YEARS ENDED 5/31,
                                         2006       2005          2004     2003 (c)
Class A
Net asset value, beginning of period   $  12.21   $  11.44      $  10.34   $  10.00
                                       --------   --------      --------   --------
Income (loss) from investment
operations
   Net investment income (d)           $   0.25   $   0.25      $   0.20   $   0.15
   Net realized and unrealized gain
   (loss) on investments                   0.66       0.73          1.03       0.19
                                       --------   --------      --------   --------
      Total from investment
      operations                       $   0.91   $   0.98      $   1.23   $   0.34
                                       --------   --------      --------   --------
Less distributions declared to
shareholders
   From net investment income          $  (0.31)  $  (0.21)     $  (0.13)  $     --
   From net realized gain on
   investments                            (0.05)     (0.00)(w)        --         --
                                       --------   --------      --------   --------
      Total distributions
      declared to shareholders         $  (0.36)  $  (0.21)     $  (0.13)  $     --
                                       --------   --------      --------   --------
Net asset value, end of period         $  12.76   $  12.21      $  11.44   $  10.34
                                       ========   ========      ========   ========
Total return (%) (r)(t)                    7.50       8.53         11.94       3.40(n)
                                       --------   --------      --------   --------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                     0.47       0.48          0.51       0.78(a)
Expenses after expense reductions
(f)(h)                                     0.45       0.45          0.45       0.45(a)
Net investment income                      1.97       2.09          1.79       1.79(a)
Portfolio turnover                            2          0(u)          1          2
Net assets at end of period (000
omitted)                               $773,647   $643,285      $416,219   $126,033

                                                     YEARS ENDED 5/31,
                                         2006       2005          2004     2003 (c)
Class B
Net asset value, beginning of period   $  12.10   $  11.36      $  10.30   $  10.00
                                       --------   --------      --------   --------
Income (loss) from investment
operations
   Net investment income (d)           $   0.17   $   0.17      $   0.13   $   0.09
   Net realized and unrealized gain
   (loss) on investments                   0.66       0.71          1.02       0.21
                                       --------   --------      --------   --------
      Total from investment
      operations                       $   0.83   $   0.88      $   1.15   $   0.30
                                       --------   --------      --------   --------
Less distributions declared to
shareholders
   From net investment income          $  (0.24)  $  (0.14)     $  (0.09)  $     --
   From net realized gain on
   investments                            (0.05)     (0.00)(w)        --         --
                                       --------   --------      --------   --------
      Total distributions
      declared to shareholders         $  (0.29)  $  (0.14)     $  (0.09)  $     --
                                       --------   --------      --------   --------
Net asset value, end of period         $  12.64   $  12.10      $  11.36   $  10.30
                                       ========   ========      ========   ========
Total return (%) (r)(t)                    6.85       7.75         11.20       3.00(n)
                                       --------   --------      --------   --------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                     1.12       1.13          1.17       1.43(a)
Expenses after expense reductions
(f)(h)                                     1.10       1.10          1.11       1.10(a)
Net investment income                      1.32       1.44          1.15       1.11(a)
Portfolio turnover                            2          0(u)          1          2
Net assets at end of period (000
omitted)                               $525,991   $471,665      $343,299   $111,637

                                                     YEARS ENDED 5/31,
                                          2006       2005          2004     2003 (c)
Class C
Net asset value, beginning of period    $  12.09   $  11.36      $  10.30   $ 10.00
                                        --------   --------      --------   -------
Income (loss) from investment
operations
   Net investment income (d)            $   0.17   $   0.17      $   0.13   $  0.09
   Net realized and unrealized gain
   (loss) on investments                    0.66       0.70          1.03      0.21
                                        --------   --------      --------   -------
      Total from investment
      operations                        $   0.83   $   0.87      $   1.16   $  0.30
                                        --------   --------      --------   -------
Less distributions declared to
shareholders
   From net investment income           $  (0.24)  $  (0.14)     $  (0.10)  $    --
   From net realized gain on
   investments                             (0.05)     (0.00)(w)        --        --
                                        --------   --------      --------   -------
      Total distributions declared to
      shareholders                      $  (0.29)  $  (0.14)     $  (0.10)  $    --
                                        --------   --------      --------   -------
Net asset value, end of period          $  12.63   $  12.09      $  11.36   $ 10.30
                                        ========   ========      ========   =======
Total return (%) (r)(t)                     6.90       7.67         11.28      3.00(n)
                                        --------   --------      --------   -------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                      1.12       1.13          1.17      1.43(a)
Expenses after expense reductions
(f)(h)                                      1.10       1.10          1.11      1.10(a)
Net investment income                       1.32       1.44          1.14      1.10(a)
Portfolio turnover                             2          0(u)          1         2
Net assets at end of period (000
omitted)                                $408,740   $335,759      $228,905   $59,054

                                                    YEARS ENDED 5/31,
                                          2006      2005        2004    2003 (c)
Class I
Net asset value, beginning of period    $ 12.30   $ 11.53     $ 10.40   $ 10.00
                                        -------   -------     -------   -------
Income (loss) from investment
operations
   Net investment income (d)            $  0.30   $  0.30     $  0.24   $  0.17
   Net realized and unrealized gain
   (loss) on investments                   0.67      0.71        1.04      0.23
                                        -------   -------     -------   -------
      Total from investment
      operations                        $  0.97   $  1.01     $  1.28   $  0.40
                                        -------   -------     -------   -------
Less distributions declared to
shareholders
   From net investment income           $ (0.35)  $ (0.24)    $ (0.15)  $    --
   From net realized gain on
   investments                            (0.05)    (0.00)(w)      --        --
                                        -------   -------     -------   -------
      Total distributions
      declared to shareholders          $ (0.40)  $ (0.24)    $ (0.15)  $    --
                                        -------   -------     -------   -------
Net asset value, end of period          $ 12.87   $ 12.30     $ 11.53   $ 10.40
                                        =======   =======     =======   =======
Total return (%) (r)                       7.95      8.75       12.38      4.00(n)
                                        -------   -------     -------   -------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                     0.12      0.13        0.16      0.43(a)
Expenses after expense reductions
(f)(h)                                     0.10      0.10        0.10      0.10(a)
Net investment income                      2.32      2.46        2.17      2.10(a)
Portfolio turnover                            2         0(u)        1         2
Net assets at end of period (000
omitted)                                $40,643   $32,927     $23,094   $12,252

                                                    YEARS ENDED 5/31,
                                          2006      2005        2004    2003 (i)
Class 529A
Net asset value, beginning of period    $ 12.16   $ 11.42     $ 10.33   $ 9.54
                                        -------   -------     -------   ------
Income (loss) from investment
operations
   Net investment income (d)            $  0.22   $  0.22     $  0.17   $ 0.12
   Net realized and unrealized
   gain (loss) on investments              0.66      0.71        1.04     0.67
                                        -------   -------     -------   ------
      Total from investment
      operations                        $  0.88   $  0.93     $  1.21   $ 0.79
                                        -------   -------     -------   ------
Less distributions declared to
shareholders
   From net investment income           $ (0.28)  $ (0.19)    $ (0.12)  $   --
   From net realized gain on
   investments                            (0.05)    (0.00)(w)      --       --
                                        -------   -------     -------   ------
      Total distributions
      declared to shareholders          $ (0.33)  $ (0.19)    $ (0.12)  $   --
                                        -------   -------     -------   ------
Net asset value, end of period          $ 12.71   $ 12.16     $ 11.42   $10.33
                                        =======   =======     =======   ======
Total return (%) (r)(t)                    7.32      8.08       11.71     8.28(n)
                                        -------   -------     -------   ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                     0.72      0.73        0.76     1.03(a)
Expenses after expense reductions
(f)(h)                                     0.70      0.70        0.70     0.70(a)
Net investment income                      1.72      1.82        1.53     1.52(a)
Portfolio turnover                            2         0(u)        1        2
Net assets at end of period (000
omitted)                                $29,414   $23,623     $13,766   $4,416

                                                   YEARS ENDED 5/31,
                                         2006      2005        2004    2003 (i)
Class 529B
Net asset value, beginning of period   $ 12.04   $ 11.33      $10.28   $ 9.54
                                       -------   -------      ------   ------
Income (loss) from investment
operations
   Net investment income (d)           $  0.13   $  0.14      $ 0.10   $ 0.07
   Net realized and unrealized gain
   (loss) on investments                  0.66      0.70        1.03     0.67
                                       -------   -------      ------   ------
      Total from investment
      operations                       $  0.79   $  0.84      $ 1.13   $ 0.74
                                       -------   -------      ------   ------
Less distributions declared to
shareholders
   From net investment income          $ (0.22)  $ (0.13)     $(0.08)  $   --
   From net realized gain on
   investments                           (0.05)    (0.00)(w)      --       --
                                       -------   -------      ------   ------
      Total distributions declared
      to shareholders                  $ (0.27)  $ (0.13)     $(0.08)  $   --
                                       -------   -------      ------   ------
Net asset value, end of period         $ 12.56   $ 12.04      $11.33   $10.28
                                       =======   =======      ======   ======
Total return (%) (r)(t)                   6.63     7.42        10.99     7.76(n)
                                       -------   -------      ------   ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                    1.37      1.38        1.42     1.68(a)
Expenses after expense reductions
(f)(h)                                    1.35      1.35        1.36     1.35(a)
Net investment income                     1.07      1.18        0.86     0.86(a)
Portfolio turnover                           2         0(u)        1        2
Net assets at end of period (000
omitted)                               $16,274   $10,673      $5,481   $1,427

                                                   YEARS ENDED 5/31,
                                         2006      2005        2004    2003 (i)
Class 529C
Net asset value, beginning of period   $ 12.05   $ 11.33      $10.29   $ 9.54
                                       -------   -------      ------   ------
Income (loss) from investment
operations
   Net investment income (d)           $  0.13   $  0.14      $ 0.10   $ 0.06
   Net realized and unrealized gain
   (loss) on investments                  0.67      0.70        1.03     0.69
                                       -------   -------      ------   ------
      Total from investment
      operations                       $  0.80   $  0.84      $ 1.13   $ 0.75
                                       -------   -------      ------   ------
Less distributions declared to
shareholders
   From net investment income          $ (0.22)  $ (0.12)     $(0.09)  $   --
   From net realized gain on
   investments                           (0.05)    (0.00)(w)      --       --
                                       -------   -------      ------   ------
      Total distributions declared
      to shareholders                  $ (0.27)  $ (0.12)     $(0.09)  $   --
                                       -------   -------      ------   ------
Net asset value, end of period         $ 12.58   $ 12.05      $11.33   $10.29
                                       =======   =======      ======   ======
Total return (%) (r)(t)                   6.63      7.42       10.94     7.86(n)
                                       -------   -------      ------   ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                    1.37      1.38        1.42     1.68(a)
Expenses after expense reductions
(f)(h)                                    1.35      1.35        1.36     1.35(a)
Net investment income (loss)              1.07      1.19        0.87     0.84(a)
Portfolio turnover                           2         0(u)        1        2
Net assets at end of period (000
omitted)                               $13,978   $10,547      $6,922   $2,057

                                                   YEARS ENDED 5/31,
                                         2006      2005         2004    2003 (i)
Class R
Net asset value, beginning of period   $ 12.16   $ 11.41      $ 10.33   $ 9.62
                                       -------   -------      -------   ------
Income (loss) from investment
operations
   Net investment income (d)           $  0.23   $  0.23      $  0.17   $ 0.06
   Net realized and unrealized gain
   (loss) on investments                  0.66      0.72         1.04     0.65
                                       -------   -------      -------   ------
      Total from investment
      operations                       $  0.89   $  0.95      $  1.21   $ 0.71
                                       -------   -------      -------   ------
Less distributions declared to
shareholders
   From net investment income          $ (0.30)  $ (0.20)     $ (0.13)  $   --
   From net realized gain on
   investments                           (0.05)    (0.00)(w)       --       --
                                       -------   -------      -------   ------
      Total distributions declared
      to shareholders                  $ (0.35)  $ (0.20)     $ (0.13)  $   --
                                       -------   -------      -------   ------
Net asset value, end of period         $ 12.70   $ 12.16      $ 11.41   $10.33
                                       =======   =======      =======   ======
Total return (%) (r)                      7.33      8.30        11.78     7.38(n)
                                       -------   -------      -------   ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                    0.62      0.63         0.66     0.93(a)
Expenses after expense reductions
(f)(h)                                    0.60      0.60         0.60     0.60(a)
Net investment income                     1.82      1.94         1.53     1.57(a)
Portfolio turnover                           2         0(u)         1        2
Net assets at end of period (000
omitted)                               $57,067   $47,477      $26,172   $1,338

                                       YEARS ENDED 5/31,
                                        2006    2005 (i)
Class R1
Net asset value, beginning of period   $12.09   $12.03
                                       ------   ------
Income (loss) from investment
operations
   Net investment income (d)           $ 0.14   $ 0.01
   Net realized and unrealized gain
   (loss) on investments                 0.68     0.05
                                       ------   ------
      Total from investment
      operations                       $ 0.82   $ 0.06
                                       ------   ------
Less distributions declared to
shareholders
   From net investment income          $(0.32)  $   --
   From net realized gain on
   investments                          (0.05)      --
                                       ------   ------
      Total distributions
      declared to shareholders         $(0.37)  $   --
Net asset value, end of period         $12.54   $12.09
                                       ======   ======
Total return (%) (r)                     6.84     0.50(n)
                                       ------   ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                   1.32     1.33(a)
Expenses after expense reductions
(f)(h)                                   1.20     1.30(a)
Net investment income                    1.18     0.57(a)
Portfolio turnover                          2        0(u)
Net assets at end of period (000
omitted)                               $4,640   $   52

                                       YEARS ENDED 5/31,
                                        2006    2005 (i)
Class R2
Net asset value, beginning of period   $12.10   $12.03
                                       ------   ------
Income (loss) from investment
operations
   Net investment income (d)           $ 0.16   $ 0.02
   Net realized and unrealized gain
   (loss) on investments                 0.70     0.05
                                       ------   ------
      Total from investment
      operations                       $ 0.86   $ 0.07
                                       ------   ------
Less distributions declared to
shareholders
   From net investment income          $(0.18)  $   --
   From net realized gain on
   investments                          (0.05)      --
                                       ------   ------
      Total distributions
      declared to shareholders         $(0.23)  $   --
                                       ------   ------
Net asset value, end of period         $12.73   $12.10
                                       ======   ======
Total return (%) (r)                     7.15     0.58(n)
                                       ------   ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                   1.02     1.03(a)
Expenses after expense reductions
(f)(h)                                   0.88     1.00(a)
Net investment income                    1.34     0.88(a)
Portfolio turnover                          2        0(u)
Net assets at end of period (000
omitted)                               $1,999   $   50

                                                YEARS 5/31,
                                         2006     2005       2004 (i)
Class R3
Net asset value, beginning of period   $ 12.11   $11.39      $10.93
                                       -------   ------      ------
Income (loss) from investment
operations
   Net investment income (d)           $  0.19   $ 0.20      $ 0.04
   Net realized and unrealized
   gain (loss) on investments             0.69     0.72        0.56
                                       -------   ------      ------
      Total from investment
      operations                       $  0.88   $ 0.92      $ 0.60
                                       -------   ------      ------
Less distributions declared to
shareholders
   From net investment income          $ (0.30)  $(0.20)     $(0.14)
   From net realized gain on
   investments                           (0.05)   (0.00)(w)      --
                                       -------   ------      ------
      Total distributions
      declared to shareholders         $ (0.35)  $(0.20)     $(0.14)
                                       -------   ------      ------
Net asset value, end of period         $ 12.64   $12.11      $11.39
                                       =======   ======      ======
Total return (%) (r)                      7.28     8.03        5.52(n)
                                       -------   ------      ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                    0.87     0.88        0.92(a)
Expenses after expense reductions
(f)(h)                                    0.77     0.85        0.86(a)
Net investment income                     1.59     1.68        0.94(a)
Portfolio turnover                           2        0(u)        1
Net assets at end of period (000
omitted)                               $18,161   $2,763      $1,082

                                        YEARS ENDED 5/31,
                                         2006    2005 (i)
Class R4
Net asset value, beginning of period   $ 12.20    $12.12
                                       -------    ------
Income (loss) from investment
operations
   Net investment income (d)           $  0.22    $ 0.03
   Net realized and unrealized
   gain (loss) on investments             0.70      0.05
                                       -------    ------
      Total from investment
      operations                       $  0.92    $ 0.08
                                       -------    ------
Less distributions declared to
shareholders
   From net investment income          $ (0.34)   $   --
   From net realized gain on
   investments                           (0.05)       --
                                       -------    ------
      Total distributions
      declared to shareholders         $ (0.39)   $   --
                                       -------    ------
Net asset value, end of period         $ 12.73    $12.20
                                       =======    ======
Total return (%) (r)                      7.59      0.66(n)
                                       -------    ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                    0.52      0.53(a)
Expenses after expense reductions
(f)(h)                                    0.50      0.50(a)
Net investment income                     1.78      1.37(a)
Portfolio turnover                           2         0(u)
Net assets at end of period (000
omitted)                               $27,954    $   50

                                        YEARS ENDED 5/31,
                                         2006    2005 (i)
Class R5
Net asset value, beginning of period   $ 12.21    $12.12
                                       -------    ------
Income (loss) from investment
operations
   Net investment income (d)           $  0.23    $ 0.03
   Net realized and unrealized
   gain (loss) on investments             0.71      0.06
                                       -------    ------
      Total from investment
      operations                       $  0.94    $ 0.09
                                       -------    ------
Less distributions declared to
shareholders
   From net investment income          $ (0.35)   $   --
   From net realized gain on
   investments                           (0.05)       --
                                       -------    ------
      Total distributions
      declared to shareholders         $ (0.40)   $   --
                                       -------    ------
Net asset value, end of period         $ 12.75    $12.21
                                       =======    ======
Total return (%) (r)                      7.76      0.74(n)
                                       -------    ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                    0.22      0.23(a)
Expenses after expense reductions
(f)(h)                                    0.20      0.20(a)
Net investment income                     1.99      1.67(a)
Portfolio turnover                           2         0(u)
Net assets at end of period (000
omitted)                               $28,253    $   50

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a) Annualized.

(c) For the period from the commencement of the fund's investment operations, June 28, 2002, through the stated period end.

(d) Per share data are based on average shares outstanding.

(f) Ratios do not reflect reductions from fees paid indirectly.

(h) In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred directly by the fund will vary.

(i) For the period from the class' inception, December 31, 2002 (Class R), July 31, 2002 (Classes 529A, 529B, and 529C), October 31, 2003 (Class R3) and April 1, 2005 (Classes R1, R2, R4, and R5) through the stated period end.

(n) Not annualized.

(r) Certain expenses have been reduced without which performance would have been lower.

(t) Total returns do not include any applicable sales charges.

(u) Portfolio turnover is less than 1%.

(w) Per share amount was less than $0.01.

     MFS GROWTH ALLOCATION FUND:

                                                      YEARS ENDED 5/31,
                                         2006         2005          2004       2003 (c)
Class A
Net asset value, beginning of period   $  12.87     $  11.94      $  10.17     $ 10.00
                                       --------     --------      --------     -------
Income (loss) from investment
operations
   Net investment income (d)           $   0.16     $   0.22      $   0.12     $  0.08
   Net realized and unrealized gain
   (loss) on investments                   1.27         0.91          1.73        0.09
                                       --------     --------      --------     -------
      Total from investment
      operations                       $   1.43     $   1.13      $   1.85     $  0.17
                                       --------     --------      --------     -------
Less distributions declared to
shareholders
   From net investment income          $  (0.32)    $  (0.20)     $  (0.08)    $    --
   From net realized gain on
   investments                            (0.10)       (0.00)(w)        --          --
                                       --------     --------      --------     -------
      Total distributions
      declared to shareholders         $  (0.42)    $  (0.20)     $  (0.08)    $    --
                                       --------     --------      --------     -------
Net asset value, end of period         $  13.88     $  12.87      $  11.94     $ 10.17
                                       ========     ========      ========     =======
Total return (%) (r)(t)                   11.13         9.41         18.21        1.70(n)
                                       --------     --------      --------     -------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                     0.49         0.49          0.53        0.86(a)
Expenses after expense reductions
(f)(h)                                     0.45         0.45          0.45        0.45(a)
Net investment income                      1.17         1.79          1.07        1.00(a)
Portfolio turnover                            0(u)         0(u)          0(u)        1
Net assets at end of period (000
omitted)                               $880,411     $645,029      $379,702     $85,484

                                                       YEARS ENDED 5/31,
                                         2006         2005          2004       2003 (c)
Class B
Net asset value, beginning of period   $  12.72     $  11.82      $  10.11     $ 10.00
                                       --------     --------      --------     -------
Income (loss) from investment
operations
   Net investment income (d)           $   0.07     $   0.14      $   0.05     $  0.03
   Net realized and unrealized gain
   (loss) on investments                   1.25         0.89          1.70        0.08
                                       --------     --------      --------     -------
      Total from investment
      operations                       $   1.32     $   1.03      $   1.75     $  0.11
                                       --------     --------      --------     -------
Less distributions declared to
shareholders
   From net investment income          $  (0.24)    $  (0.13)     $  (0.04)    $    --
   From net realized gain on
   investments                            (0.10)       (0.00)(w)        --          --
                                       --------     --------      --------     -------
      Total distributions
      declared to shareholders         $  (0.34)    $  (0.13)     $  (0.04)    $    --
                                       --------     --------      --------     -------
Net asset value, end of period         $  13.70     $  12.72      $  11.82     $ 10.11
                                       ========     ========      ========     =======
Total return (%) (r)(t)                   10.40         8.73         17.35        1.10(n)
                                       --------     --------      --------     -------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                     1.14         1.14          1.18        1.51(a)
Expenses after expense reductions
(f)(h)                                     1.10         1.10          1.10        1.10(a)
Net investment income                      0.51         1.15          0.43        0.34(a)
Portfolio turnover                            0(u)         0(u)          0(u)        1
Net assets at end of period (000
omitted)                               $594,867     $461,019      $291,778     $71,154

                                                       YEARS ENDED 5/31,
                                         2006         2005          2004       2003 (c)
Class C
Net asset value, beginning of period   $  12.71     $  11.81      $  10.11     $ 10.00
                                       --------     --------      --------     -------
Income (loss) from investment
operations
   Net investment income (d)           $   0.07     $   0.14      $   0.05     $  0.03
   Net realized and unrealized gain
   (loss) on investments                   1.25         0.89          1.70        0.08
                                       --------     --------      --------     -------
      Total from investment
      operations                       $   1.32     $   1.03      $   1.75     $  0.11
                                       --------     --------      --------     -------
Less distributions declared to
shareholders
   From net investment income          $  (0.24)    $  (0.13)     $  (0.05)    $    --
   From net realized gain on
   investments                            (0.10)       (0.00)(w)        --          --
                                       --------     --------      --------     -------
      Total distributions
      declared to shareholders         $  (0.34)    $  (0.13)     $  (0.05)    $    --
                                       --------     --------      --------     -------
Net asset value, end of period         $  13.69     $  12.71      $  11.81     $ 10.11
                                       ========     ========      ========     =======
Total return (%) (r)(t)                   10.44         8.72         17.32        1.10(n)
                                       --------     --------      --------     -------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                     1.14         1.14          1.18        1.51(a)
Expenses after expense reductions
(f)(h)                                     1.10         1.10          1.10        1.10(a)
Net investment income                      0.51         1.13          0.43        0.33(a)
Portfolio turnover                            0(u)         0(u)          0(u)        1
Net assets at end of period (000
omitted)                               $448,003     $331,896      $209,448     $40,583

                                                                       YEARS ENDED 5/31,
                                                              2006      2005         2004    2003 (c)
Class I
Net asset value, beginning of period                        $ 12.94   $ 11.99      $ 10.20   $ 10.00
                                                            -------   -------      -------   -------
Income (loss) from investment operations
   Net investment income (d)                                $  0.21   $  0.28      $  0.17   $  0.11
   Net realized and unrealized
   gain (loss) on investments                                  1.28      0.90         1.72      0.09
                                                            -------   -------      -------   -------
      Total from investment operations                      $  1.49   $  1.18      $  1.89   $  0.20
                                                            -------   -------      -------   -------
Less distributions declared to
   shareholders
   From net investment income                               $ (0.36)  $ (0.23)     $ (0.10)  $    --
   From net realized gain on investments                      (0.10)    (0.00)(w)       --        --
                                                            -------   -------      -------   -------
      Total distributions declared to
      shareholders                                          $ (0.46)  $ (0.23)     $ (0.10)  $    --
                                                            -------   -------      -------   -------
Net asset value, end of period                              $ 13.97   $ 12.94      $ 11.99   $ 10.20
                                                            =======   =======      =======   =======
Total return (%) (r)                                          11.56      9.81        18.56      2.00(n)
                                                            -------   -------      -------   -------
Ratios (%) (to average net assets) and supplemental data:
Expenses before expense reductions  (f)(h)                     0.14      0.14         0.18      0.51(a)
Expenses after expense reductions (f)(h)                       0.10      0.10         0.10      0.10(a)
Net investment income                                          1.52      2.22         1.46      1.34(a)
Portfolio turnover                                             0(u)      0(u)         0(u)         1
Net assets at end of period (000 omitted)                   $53,465   $40,853      $24,930   $11,078

                                                          YEARS ENDED 5/31,
                                              2006        2005         2004      2003 (i)
Class 529A
Net asset value, beginning of period        $ 12.82     $ 11.90      $ 10.16      $ 9.33
                                            -------     -------      -------      ------
Income (loss) from investment operations
   Net investment income (d)                $  0.13     $  0.18      $  0.09      $ 0.06
   Net realized and unrealized gain
   (loss) on investments                       1.25        0.91         1.72        0.77
                                            -------     -------      -------      ------
      Total from investment operations      $  1.38     $  1.09      $  1.81      $ 0.83
                                            -------     -------      -------      ------
Less distributions declared to
   shareholders
   From net investment income               $ (0.29)    $ (0.17)     $ (0.07)     $   --
   From net realized gain on investments      (0.10)      (0.00)(w)       --          --
                                            -------     -------      -------      ------
      Total distributions declared to
      shareholders                          $ (0.39)    $ (0.17)     $ (0.07)     $   --
                                            -------     -------      -------      ------
Net asset value, end of period              $ 13.81     $ 12.82      $ 11.90      $10.16
                                            =======     =======      =======      ======
Total return (%) (r)(t)                       10.80        9.17        17.79        8.90(n)
                                            -------     -------      -------      ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions (f)(h)      0.74        0.74         0.78        1.11(a)
Expenses after expense reductions (f)(h)       0.70        0.70         0.70        0.70(a)
Net investment income                          0.91        1.48         0.81        0.74(a)
Portfolio turnover                                0(u)        0(u)         0(u)        1
Net assets at end of period (000 omitted)   $36,241     $26,537      $13,802      $3,510

                                                         YEARS ENDED 5/31,
                                              2006       2005         2004      2003 (i)
Class 529B
Net asset value, beginning of period        $ 12.65    $ 11.77      $ 10.07      $ 9.31
                                            -------    -------      -------      ------
Income (loss) from investment
operations
   Net investment income (d)                $  0.04    $  0.11      $  0.02      $ 0.01
   Net realized and unrealized
   gain (loss) on investments                  1.24       0.88         1.70        0.75
                                            -------    -------      -------      ------
       Total from investment
       operations                           $  1.28    $  0.99      $  1.72      $ 0.76
                                            -------    -------      -------      ------
Less distributions declared to
shareholders
   From net investment income               $ (0.21)   $ (0.11)     $ (0.02)     $   --
   From net realized gain on
   investments                                (0.10)     (0.00)(w)       --          --
                                            -------    -------      -------      ------
       Total distributions
       declared to shareholders             $ (0.31)   $ (0.11)     $ (0.02)     $   --
                                            -------    -------      -------      ------
Net asset value, end of period              $ 13.62    $ 12.65      $ 11.77      $10.07
                                            =======    =======      =======      ======
Total return (%) (r)(t)                       10.15       8.39        17.12        8.16(n)
                                            -------    -------      -------      ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions (f)(h)      1.39       1.39         1.43        1.76(a)
Expenses after expense reductions (f)(h)       1.35       1.35         1.35        1.35(a)
Net investment income                          0.26       0.90         0.18        0.09(a)
Portfolio turnover                                0(u)       0(u)         0(u)        1
Net assets at end of period (000 omitted)   $25,755    $19,855      $12,858      $3,623

                                                    YEARS ENDED 5/31,
                                         2006        2005       2004      2003 (i)
Class 529C
Net asset value, beginning of period   $ 12.65     $ 11.76     $10.08      $ 9.31
                                       -------     -------     ------      ------
Income (loss) from investment
operations
   Net investment income (d)           $  0.04     $  0.11     $ 0.02      $ 0.00(w)
   Net realized and unrealized
   gain (loss) on investments             1.25        0.89       1.70        0.77
                                       -------     -------     ------      ------
      Total from investment
      operations                       $  1.29     $  1.00     $ 1.72      $ 0.77
                                       -------     -------     ------      ------
Less distributions declared to
shareholders
   From net investment income          $ (0.22)    $ (0.11)    $(0.04)     $   --
   From net realized gain on
   investments                           (0.10)      (0.00)(w)     --          --
                                       -------     -------     ------      ------
      Total distributions declared
      to shareholders                  $ (0.32)    $ (0.11)    $(0.04)     $   --
                                       -------     -------     ------      ------
Net asset value, end of period         $ 13.62     $ 12.65     $11.76      $10.08
                                       =======     =======     ======      ======
Total return (%) (r)(t)                  10.20        8.48      17.05        8.27(n)
                                       -------     -------     ------      ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                    1.39        1.39       1.43        1.76(a)
Expenses after expense reductions
(f)(h)                                    1.35        1.35       1.35        1.35(a)
Net investment income                     0.26        0.91       0.14        0.06(a)
Portfolio turnover                           0(u)        0(u)       0(u)        1
Net assets at end of period (000
omitted)                               $14,713     $10,688     $7,318      $1,760

                                                    YEARS ENDED 5/31,
                                         2006        2005         2004     2003 (i)
Class R
Net asset value, beginning of period   $ 12.85     $ 11.93     $ 10.18      $ 9.32
                                       -------     -------     -------      ------
Income (loss) from investment
operations
   Net investment income (d)           $  0.14     $  0.20     $  0.10      $ 0.02
   Net realized and unrealized
   gain (loss) on investments             1.26        0.91        1.73        0.84
                                       -------     -------     -------      ------
      Total from investment
      operations                       $  1.40     $  1.11     $  1.83      $ 0.86
                                       -------     -------     -------      ------
Less distributions declared to
shareholders
   From net investment income          $ (0.30)    $ (0.19)    $ (0.08)     $   --
   From net realized gain on
   investments                           (0.10)      (0.00)(w)      --          --
                                       -------     -------     -------      ------
      Total distributions declared
      to shareholders                  $ (0.40)    $ (0.19)    $ (0.08)     $   --
                                       -------     -------     -------      ------
Net asset value, end of period         $ 13.85     $ 12.85     $ 11.93      $10.18
                                       =======     =======     =======      ======
Total return (%) (r)                     10.94        9.28       18.01        9.23(n)
                                       -------     -------     -------      ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                    0.64        0.64        0.68        1.01(a)
Expenses after expense reductions
(f)(h)                                    0.60        0.60        0.60        0.60(a)
Net investment income                     1.01        1.62        0.88        0.72(a)
Portfolio turnover                           0(u)        0(u)        0(u)        1
Net assets at end of period (000
omitted)                               $59,768     $48,045     $19,172      $1,193

                                        YEARS ENDED 5/31,
                                        2006      2005 (i)
Class R1
Net asset value, beginning of period   $12.71      $12.70
                                       ------      ------
Income (loss) from investment
operations
   Net investment income (loss) (d)    $ 0.06      $(0.00)(w)
   Net realized and unrealized
   gain (loss) on investments            1.25        0.01
                                       ------      ------
      Total from investment
      operations                       $ 1.31      $ 0.01
                                       ------      ------
Less distributions declared to
shareholders
   From net investment income          $(0.33)     $   --
   From net realized gain on
   investments                          (0.10)         --
                                       ------      ------
      Total distributions
      declared to shareholders         $(0.43)     $   --
                                       ------      ------
Net asset value, end of period         $13.59      $12.71
                                       ======      ======
Total return (%) (r)                    10.37        0.08(n)
                                       ------      ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                   1.34        1.34(a)
Expenses after expense reductions
(f)(h)                                   1.20        1.30(a)
Net investment income (loss)             0.47       (0.18)(a)
Portfolio turnover                          0(u)        0(u)
Net assets at end of period (000
omitted)                               $5,164      $   50

                                        YEARS ENDED 5/31,
                                        2006     2005 (i)
Class R2
Net asset value, beginning of period   $12.72     $12.70
                                       ------     ------
Income (loss) from investment
operations
   Net investment income (d)           $ 0.07     $ 0.00(w)
   Net realized and unrealized
   gain (loss) on investments            1.28       0.02
                                       ------     ------
      Total from investment
      operations                       $ 1.35     $ 0.02
                                       ------     ------
Less distributions declared to
shareholders
   From net investment income          $(0.34)    $   --
   From net realized gain on
   investments                          (0.10)        --
                                       ------     ------
      Total distributions
      declared to shareholders         $(0.44)    $   --
                                       ------     ------
Net asset value, end of period         $13.63     $12.72
                                       ======     ======
Total return (%) (r)                    10.65       0.16(n)
                                       ------     ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                   1.04       1.05(a)
Expenses after expense reductions
(f)(h)                                   0.85       1.01(a)
Net investment income                    0.56       0.11(a)
Portfolio turnover                          0(u)       0(u)
Net assets at end of period (000
omitted)                               $6,650     $   50

                                              YEARS ENDED 5/31,
                                         2006      2005      2004 (i)
Class R3
Net asset value, beginning of period   $ 12.76    $11.90      $11.15
                                       -------    ------      ------
Income (loss) from investment
operations
   Net investment income (d)           $  0.10    $ 0.16      $ 0.05
   Net realized and unrealized
   gain (loss) on investments             1.28      0.90        0.79
                                       -------    ------      ------
      Total from investment
      operations                       $  1.38    $ 1.06      $ 0.84
                                       -------    ------      ------
Less distributions declared to
shareholders
   From net investment income          $ (0.31)   $(0.20)     $(0.09)
   From net realized gain on
   investments                           (0.10)    (0.00)(w)      --
                                       -------    ------      ------
      Total distributions
      declared to shareholders         $ (0.41)   $(0.20)     $(0.09)
                                       -------    ------      ------
Net asset value, end of period         $ 13.73    $12.76      $11.90
                                       =======    ======      ======
Total return (%) (r)                     10.81      8.91        7.52(n)
                                       -------    ------      ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                    0.89      0.89        0.91(a)
Expenses after expense reductions
(f)(h)                                    0.77      0.85        0.83(a)
Net investment income                     0.76      1.35        0.78(a)
Portfolio turnover                           0(u)      0(u)        0(u)
Net assets at end of period (000
omitted)                               $20,059    $2,963      $    6

                                        YEARS ENDED 5/31,
                                         2006     2005 (i)
Class R4
Net asset value, beginning of period   $ 12.87     $12.84
                                       -------     ------
Income (loss) from investment
operations
   Net investment income (d)           $  0.12     $ 0.01
   Net realized and unrealized
   gain (loss) on investments             1.30       0.02
                                       -------     ------
      Total from investment
      operations                       $  1.42     $ 0.03
                                       -------     ------
Less distributions declared to
shareholders
   From net investment income          $ (0.35)    $   --
   From net realized gain on
   investments                           (0.10)        --
                                       -------     ------
      Total distributions
      declared to shareholders         $ (0.45)    $   --
                                       -------     ------
Net asset value, end of period         $ 13.84     $12.87
                                       =======     ======
Total return (%) (r)                     11.04       0.23(n)
                                       -------     ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                    0.54       0.54(a)
Expenses after expense reductions
(f)(h)                                    0.50       0.50(a)
Net investment income                     0.94       0.60(a)
Portfolio turnover                           0(u)       0(u)
Net assets at end of period (000
omitted)                               $12,724     $   50

                                      YEARS ENDED 5/31,
                                       2006      2005 (i)
Class R5
Net asset value, beginning of
period                               $ 12.88     $12.84
                                     -------     ------
Income (loss) from investment
operations
   Net investment income (d)         $  0.14     $ 0.02
   Net realized and unrealized
   gain (loss) on investments           1.33       0.02
                                     -------     ------
      Total from investment
      operations                     $  1.47     $ 0.04
                                     -------     ------
Less distributions declared to
shareholders
   From net investment income        $ (0.36)    $   --
   From net realized gain on
   investments                         (0.10)        --
                                     -------     ------
      Total distributions
      declared to shareholders       $ (0.46)    $   --
                                     -------     ------
Net asset value, end of period       $ 13.89     $12.88
                                     =======     ======
Total return (%) (r)                   11.45       0.31(n)
                                     -------     ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                  0.24       0.25(a)
Expenses after expense reductions
(f)(h)                                  0.20       0.21(a)
Net investment income                   1.06       0.91(a)
Portfolio turnover                         0(u)       0(u)
Net assets at end of period (000
omitted)                             $32,963     $   50

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)  Annualized.

(c) For the period from the commencement of the fund's investment operations, June 28, 2002, through the stated period end.

(d)  Per share data are based on average shares outstanding.

(f)  Ratios do not reflect reductions from fees paid indirectly.

(g) This per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

(h) In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred directly by the fund will vary.

(i) For the period from the class' inception, December 31, 2002 (Class R), July 31, 2002 (Classes 529A, 529B, and 529C), October 31, 2003 (Class R3) and
     April 1, 2005 (Classes R1, R2, R4, and R5) through the stated period end.

(n)  Not annualized.

(r) Certain expenses have been reduced without which performance would have been lower.

(t)  Total returns do not include any applicable sales charges.

(u)  Portfolio turnover is less than 1%.

(w)  Per share amount was less than $0.01.

MFS Aggressive Growth
Allocation Fund:

                                                     YEARS ENDED 5/31,
                                        2006         2005         2004       2003 (c)
Class A
Net asset value, beginning of
period                                $  13.07     $  12.12     $   9.87     $ 10.00
                                      --------     --------     --------     -------
Income (loss) from investment
operations
   Net investment income (loss) (d)   $   0.00(w)  $   0.13     $  (0.01)    $ (0.02)
   Net realized and unrealized
   gain (loss) on investments             1.69         0.96         2.26       (0.11)
      Total from investment
      operations                      $   1.69     $   1.09     $   2.25     $ (0.13)
                                      --------     --------     --------     -------
Less distributions declared to
shareholders
   From net investment income         $  (0.19)    $  (0.14)    $     --     $    --
   From net realized gain on
   investments                           (0.13)      (0.00)(w)        --          --
                                      --------     --------     --------     -------
      Total distributions
      declared to shareholders        $  (0.32)    $  (0.14)    $     --     $    --
                                      --------     --------     --------     -------
Net asset value, end of period        $  14.44     $  13.07     $  12.12     $  9.87
                                      ========     ========     ========     =======
Total return (%) (r)(t)                  12.94         8.98        22.80       (1.30)(n)
                                      --------     --------     --------     -------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                    0.51         0.54         0.55        1.09(a)
Expenses after expense reductions
(f)(h)                                    0.45         0.45         0.45        0.45(a)
Net investment income (loss)              0.02         1.06        (0.07)      (0.24)(a)
Portfolio turnover                           1            1            0(u)        9
Net assets at end of period (000
omitted)                              $396,481     $293,814     $172,787     $43,541

                                                     YEARS ENDED 5/31,
                                         2006       2005           2004       2003 (c)
Class B
Net asset value, beginning of period   $  12.92   $  12.01      $   9.84      $ 10.00
                                       --------   --------      --------      -------
Income (loss) from investment
operations
   Net investment income (loss) (d)    $  (0.09)  $   0.05      $  (0.08)     $ (0.07)
   Net realized and unrealized
   gain (loss) on investments              1.67       0.94          2.25        (0.09)
                                       --------   --------      --------      -------
      Total from investment
      operations                       $   1.58   $   0.99      $   2.17      $ (0.16)
                                       --------   --------      --------      -------
Less distributions declared to
shareholders
   From net investment income          $  (0.12)  $  (0.08)     $     --      $    --
   From net realized gain on
   investments                            (0.13)     (0.00)(w)        --           --
                                       --------   --------      --------      -------
      Total distributions
      declared to shareholders         $  (0.25)  $  (0.08)     $     --      $    --
                                       --------   --------      --------      -------
Net asset value, end of period         $  14.25   $  12.92      $  12.01      $  9.84
                                       ========   ========      ========      =======
Total return (%) (r)(t)                   12.21       8.20         22.05        (1.60)(n)
                                       --------   --------      --------      -------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                     1.16       1.19          1.20         1.74(a)
Expenses after expense reductions
(f)(h)                                     1.10       1.10          1.10         1.10(a)
Net investment income (loss)              (0.65)      0.42         (0.71)       (0.90)(a)
Portfolio turnover                            1          1             0(u)         9
Net assets at end of period (000
omitted)                               $220,003   $159,948      $103,720      $26,215

                                                     YEARS ENDED 5/31,
                                         2006       2005          2004        2003 (c)
Class C
Net asset value, beginning of period   $  12.91   $  11.99      $  9.83       $ 10.00
                                       --------   --------      -------       -------
Income (loss) from investment
operations
   Net investment income (loss) (d)    $  (0.09)  $   0.05      $ (0.08)      $ (0.07)
   Net realized and unrealized
   gain (loss) on investments              1.67       0.94         2.24         (0.10)
                                       --------   --------      -------       -------
      Total from investment
      operations                       $   1.58   $   0.99      $  2.16       $ (0.17)
                                       --------   --------      -------       -------
Less distributions declared to
shareholders
   From net investment income          $  (0.12)  $  (0.07)     $    --       $    --
   From net realized gain on
   investments                            (0.13)     (0.00)(w)       --            --
                                       --------   --------      -------       -------
      Total distributions
      declared to shareholders         $  (0.25)  $  (0.07)     $    --       $    --
                                       --------   --------      -------       -------
Net asset value, end of period         $  14.24   $  12.91      $ 11.99       $  9.83
                                       ========   ========      =======       =======
Total return (%) (r)(t)                   12.20       8.25        21.97         (1.70)(n)
                                       --------   --------      -------       -------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                     1.16       1.19         1.20          1.74(a)
Expenses after expense reductions
(f)(h)                                     1.10       1.10         1.10          1.10(a)
Net investment income (loss)              (0.65)      0.42        (0.71)        (0.91)(a)
Portfolio turnover                            1          1            0(u)          9
Net assets at end of period (000
omitted)                               $162,999   $121,631      $87,253       $17,460

                                                     YEARS ENDED 5/31,
                                         2006      2005         2004      2003 (c)
Class I
Net asset value, beginning of period   $ 13.19   $ 12.22      $  9.91      $10.00
                                       -------   -------      -------      ------
Income (loss) from investment
operations
   Net investment income (d)           $  0.05   $  0.19      $  0.03      $ 0.01
   Net realized and unrealized
   gain (loss) on investments             1.70      0.95         2.28       (0.10)
                                       -------   -------      -------      ------
       Total from investment
       operations                      $  1.75   $  1.14      $  2.31      $(0.09)
                                       -------   -------      -------      ------
Less distributions declared to
shareholders
   From net investment income          $ (0.24)  $ (0.17)     $    --      $   --
   From net realized gain on
   investments                           (0.13)    (0.00)(w)       --          --
                                       -------   -------      -------      ------
       Total distributions
       declared to shareholders        $ (0.37)  $ (0.17)     $    --      $   --
                                       -------   -------      -------      ------
Net asset value, end of period         $ 14.57   $ 13.19      $ 12.22      $ 9.91
                                       =======   =======      =======      ======
Total return (%) (r)                     13.27      9.34        23.31       (0.90)(n)
                                       -------   -------      -------      ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                    0.16      0.19         0.20        0.74(a)
Expenses after expense reductions
(f)(h)                                    0.10      0.10         0.10        0.10(a)
Net investment income                     0.34      1.48         0.28        0.12(a)
Portfolio turnover                           1         1            0(u)        9
Net assets at end of period (000
omitted)                               $49,636   $37,069      $23,649      $6,058

                                                   YEARS ENDED 5/31,
                                        2006      2005         2004      2003 (i)
Class 529A
Net asset value, beginning of
period                                $ 13.03   $ 12.10      $  9.87     $ 9.13
                                      -------   -------      -------     ------
Income (loss) from investment
operations
   Net investment income (loss)(d)    $ (0.04)  $  0.09      $ (0.04)    $(0.04)
   Net realized and unrealized
   gain (loss) on investments            1.69      0.96         2.27       0.78
                                      -------   -------      -------     ------
      Total from investment
      operations                      $  1.65   $  1.05      $  2.23     $ 0.74
                                      -------   -------      -------     ------
Less distributions declared to
shareholders
   From net investment income         $ (0.17)  $ (0.12)     $    --     $   --
   From net realized gain on
   investments                          (0.13)    (0.00)(w)       --         --
                                      -------   -------      -------     ------
      Total distributions declared
      to shareholders                 $ (0.30)  $ (0.12)     $    --     $   --
                                      -------   -------      -------     ------
Net asset value, end of period        $ 14.38   $ 13.03      $ 12.10     $ 9.87
                                      =======   =======      =======     ======
Total return (%) (r)(t)                 12.66      8.66        22.59       8.11(n)
                                      -------   -------      -------     ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                   0.76      0.79         0.80       1.34(a)
Expenses after expense reductions
(f)(h)                                   0.70      0.70         0.70       0.70(a)
Net investment income (loss)            (0.25)     0.75        (0.33)     (0.50)(a)
Portfolio turnover                          1         1            0(u)       9
Net assets at end of period (000
omitted)                              $31,747   $22,247      $10,690     $2,552

                                                   YEARS ENDED 5/31,
                                        2006      2005         2004      2003 (i)
Class 529B
Net asset value, beginning of
period                                $ 12.82   $ 11.92      $  9.79     $ 9.13
                                      -------   -------      -------     ------
Income (loss) from investment
operations
   Net investment income (loss) (d)   $ (0.12)  $  0.02      $ (0.11)    $(0.08)
   Net realized and unrealized
   gain (loss) on investments            1.64      0.93         2.24       0.74
                                      -------   -------      -------     ------
      Total from investment
      operations                      $  1.52   $  0.95      $  2.13     $ 0.66
                                      -------   -------      -------     ------
Less distributions declared to
shareholders
   From net investment income         $ (0.09)  $ (0.05)     $    --     $   --
   From net realized gain on
   investments                          (0.13)    (0.00)(w)       --         --
                                      -------   -------      -------     ------
      Total distributions declared
      to shareholders                 $ (0.22)  $ (0.05)     $    --     $   --
                                      -------   -------      -------     ------
Net asset value, end of period        $ 14.12   $ 12.82      $ 11.92     $ 9.79
                                      =======   =======      =======     ======
Total return (%) (r)(t)                 11.82      7.98        21.76       7.23(n)
                                      -------   -------      -------     ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                   1.41      1.44         1.45       1.99(a)
Expenses after expense reductions
(f)(h)                                   1.35      1.35         1.35       1.35(a)
Net investment income (loss)            (0.89)     0.18        (0.96)     (1.16)(a)
Portfolio turnover                          1         1            0(u)       9
Net assets at end of period (000
omitted)                              $22,559   $17,698      $12,133     $2,858

                                                 YEARS ENDED 5/31,
                                       2006     2005        2004    2003 (i)
Class 529C
Net asset value, beginning of
period                                $12.83   $11.94      $ 9.81   $ 9.13
                                      ------   ------      ------   ------
Income (loss) from investment
operations
   Net investment income (loss) (d)   $(0.13)  $ 0.02      $(0.11)  $(0.08)
   Net realized and unrealized
   gain (loss) on investments           1.66     0.93        2.24     0.76
                                      ------   ------      ------   ------
      Total from investment
      operations                      $ 1.53   $ 0.95      $ 2.13   $ 0.68
                                      ------   ------      ------   ------
Less distributions declared to
shareholders
   From net investment income         $(0.10)  $(0.06)     $   --   $   --
   From net realized gain on
   investments                         (0.13)   (0.00)(w)      --       --
                                      ------   ------      ------   ------
      Total distributions declared
      to shareholders                 $(0.23)  $(0.06)     $   --   $   --
                                      ------   ------      ------   ------
Net asset value, end of period        $14.13   $12.83      $11.94   $ 9.81
                                      ======   ======      ======   ======
Total return (%) (r)(t)                11.94     7.95       21.71     7.45(n)
                                      ------   ------      ------   ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                  1.41     1.44        1.45     1.99(a)
Expenses after expense reductions
(f)(h)                                  1.35     1.35        1.35     1.35(a)
Net investment income (loss)           (0.90)    0.18       (0.97)   (1.18)(a)
Portfolio turnover                         1        1           0(u)     9
Net assets at end of period (000
omitted)                              $8,460   $5,221      $3,087   $  807

                                                   YEARS ENDED 5/31,
                                         2006      2005        2004      2003 (i)
Class R
Net asset value, beginning of period   $ 13.04   $ 12.11      $ 9.86     $ 8.92
                                       -------   -------      ------     ------
Income (loss) from investment
operations
   Net investment income (loss) (d)    $ (0.02)  $  0.12      $(0.03)    $(0.02)
   Net realized and unrealized gain
   (loss) on investments                  1.68      0.95        2.28       0.96
                                       -------   -------      ------     ------
      Total from investment
      operations                       $  1.66   $  1.07      $ 2.25     $ 0.94
                                       -------   -------      ------     ------
Less distributions declared to
shareholders
   From net investment income          $ (0.18)  $ (0.14)     $   --     $   --
   From net realized gain on
   investments                           (0.13)    (0.00)(W)      --         --
                                       -------   -------      ------     ------
      Total distributions
      declared to shareholders         $ (0.31)  $ (0.14)     $   --     $   --
                                       -------   -------      ------     ------
Net asset value, end of period         $ 14.39   $ 13.04      $12.11     $ 9.86
                                       =======   =======      ======     ======
Total return (%) (r)                     12.71      8.82       22.82      10.54(n)
                                       -------   -------      ------     ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                    0.66      0.69        0.70       1.24(a)
Expenses after expense reductions
(f)(h)                                    0.60      0.60        0.60       0.60(a)
Net investment income (loss)             (0.15)     0.96       (0.27)     (0.55)(a)
Portfolio turnover                           1         1           0(u)       9
Net assets at end of period (000
omitted)                               $31,286   $23,713      $6,704     $  741

                                       YEARS ENDED 5/31,
                                        2006    2005 (i)
Class R1
Net asset value, beginning of period   $12.92    $12.93
                                       ------    ------
Income (loss) from investment
operations
   Net investment loss (d)             $(0.11)   $(0.03)
   Net realized and unrealized gain
   (loss) on investments                 1.66      0.02
                                       ------    ------
      Total from investment
      operations                       $ 1.55    $(0.01)
                                       ------    ------
Less distributions declared to
shareholders
   From net investment income          $(0.19)   $   --
   From net realized gain on
   investments                          (0.13)       --
                                       ------    ------
      Total distributions
      declared to shareholders         $(0.32)   $   --
                                       ------    ------
Net asset value, end of period         $14.15    $12.92
                                       ======    ======
Total return (%) (r)                    12.03     (0.08)(n)
                                       ------    ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                   1.36      1.39(a)
Expenses after expense reductions
(f)(h)                                   1.21      1.30(a)
Net investment loss                     (0.79)    (1.29)(a)
Portfolio turnover                          1         1
Net assets at end of period (000
omitted)                               $4,093    $   50

                                       YEARS ENDED 5/31,
                                        2006    2005 (i)
Class R2
Net asset value, beginning of period   $12.93    $12.93
                                       ------    ------
Income (loss) from investment
operations
   Net investment loss (d)             $(0.08)   $(0.02)
   Net realized and unrealized gain
   (loss) on investments                 1.68      0.02
                                       ------    ------
      Total from investment
      operations                       $ 1.60    $   --
                                       ------    ------
Less distributions declared to
shareholders
   From net investment income          $(0.19)   $   --
   From net realized gain on
   investments                          (0.13)       --
                                       ------    ------
      Total distributions
      declared to shareholders         $(0.32)   $   --
                                       ------    ------
Net asset value, end of period         $14.21    $12.93
                                       ======    ======
Total return (%) (r)                    12.42      0.00(n)
                                       ------    ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                   1.06      1.09(a)
Expenses after expense reductions
(f)(h)                                   0.86      1.00(a)
Net investment loss                     (0.59)    (1.00)(a)
Portfolio turnover                          1         1
Net assets at end of period (000
omitted)                               $1,579    $   50

                                              YEARS ENDED 5/31,
                                         2006     2005       2004 (i)
Class R3
Net asset value, beginning of period   $ 12.98   $12.09      $11.13
                                       -------   ------      ------
Income (loss) from investment
operations
   Net investment income (loss) (d)    $ (0.05)  $ 0.03      $(0.02)
   Net realized and unrealized gain
   (loss) on investments                  1.67     1.00        0.98
                                       -------   ------      ------
      Total from investment
      operations                       $  1.62   $ 1.03      $ 0.96
                                       -------   ------      ------
Less distributions declared to
shareholders
   From net investment income          $ (0.18)  $(0.14)     $   --
   From net realized gain on
   investments                           (0.13)   (0.00)(w)      --
                                       -------   ------      ------
      Total distributions declared
      to shareholders                  $ (0.31)  $(0.14)     $   --
                                       -------   ------      ------
Net asset value, end of period         $ 14.29   $12.98      $12.09
                                       =======   ======      ======
Total return (%) (r)                     12.52     8.54        8.63(n)
                                       -------   ------      ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                    0.91     0.94        0.93(a)
Expenses after expense reductions
(f)(h)                                    0.77     0.85        0.83(a)
Net investment income (loss)             (0.38)    0.31       (0.33)(a)
Portfolio turnover                           1        1           0(u)
Net assets at end of period (000
omitted)                               $11,483   $1,978      $    5

                                     YEARS ENDED 5/31,
                                      2006    2005 (i)
Class R4
Net asset value, beginning of
period                               $13.07   $13.06
                                     ------   ------
Income (loss) from investment
operations
   Net investment loss (d)           $(0.02)  $(0.01)
   Net realized and unrealized
   gain (loss) on investments          1.69     0.02
                                     ------   ------
       Total from investment
       operations                    $ 1.67   $ 0.01
                                     ------   ------
Less distributions declared to
shareholders
   From net investment income        $(0.22)  $   --
   From net realized gain on
   investments                        (0.13)      --
                                     ------   ------
       Total distributions
       declared to shareholders      $(0.35)  $   --
                                     ------   ------
Net asset value, end of period       $14.39   $13.07
                                     ======   ======
Total return (%) (r)                  12.82     0.08(n)
                                     ------   ------
Ratios (%) (to average net assets)
and supplemental data:

Expenses before expense reductions
(f)(h)                                 0.56     0.59(a)
Expenses after expense reductions
(f)(h)                                 0.50     0.50(a)
Net investment loss                   (0.15)   (0.50)(a)
Portfolio turnover                        1        1
Net assets at end of period (000
omitted)                             $7,251   $   50

                                      YEARS ENDED 5/31,
                                       2006    2005 (i)
Class R5
Net asset value, beginning of
period                               $ 13.07   $13.06
                                     -------   ------
Income (loss) from investment
operations
   Net investment loss (d)           $ (0.01)  $(0.00)(w)
   Net realized and unrealized
   gain (loss) on investments           1.74     0.01
                                     -------   ------
      Total from investment
      operations                     $  1.73   $ 0.01
                                     -------   ------
Less distributions declared to
shareholders
   From net investment income        $ (0.24)  $   --
   From net realized gain on
   investments                         (0.13)      --
                                     -------   ------
      Total distributions
      declared to shareholders       $ (0.37)  $   --
                                     -------   ------
Net asset value, end of period       $ 14.43   $13.07
                                     =======   ======
Total return (%) (r)                   13.23     0.08(n)
                                     -------   ------
Ratios (%) (to average net assets)
and supplemental data:
Expenses before expense reductions
(f)(h)                                  0.26     0.29(a)
Expenses after expense reductions
(f)(h)                                  0.20     0.20(a)
Net investment loss                    (0.07)   (0.19)(a)
Portfolio turnover                         1        1
Net assets at end of period (000
omitted)                             $67,013   $   50

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)  Annualized.

(c) For the period from the commencement of the fund's investment operations, June 28, 2002, through the stated period end.

(d)  Per share data are based on average shares outstanding.

(f)  Ratios do not reflect reductions from fees paid indirectly.

(g) This per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

(h) In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred directly by the fund will vary.

(i) For the period from the class' inception, December 31, 2002 (Class R), July 31, 2002 (Classes 529A, 529B, and 529C), October 31, 2003 (Class R3) and
     April 1, 2005 (Classes R1, R2, R4, and R5) through the stated period end.

(n)  Not annualized.

(r) Certain expenses have been reduced without which performance would have been lower.

(t)  Total returns do not include any applicable sales charges.

(u)  Portfolio turnover is less than 1%.

(w)  Per share amount was less than $0.01.

                                                                      APPENDIX A

DESCRIPTION OF UNDERLYING FUNDS

Further information about each underlying fund, including a copy of an underlying fund's most recent Prospectus, SAI, and Annual and Semi-Annual Reports, may be obtained on-line at mfs.com, or by contacting MFSC.

MFS NEW DISCOVERY FUND

INVESTMENT OBJECTIVE

The fund's investment objective is capital appreciation. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests, under normal market conditions, at least 65% of its net assets in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Emerging growth companies are companies which the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), believes offer superior prospects for growth and are either:

- early in their life cycle but which have the potential to become major enterprises, or

- are major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

While emerging growth companies may be of any size, the fund will generally focus on small cap emerging growth companies that are early in their life cycle. Small cap companies are defined by MFS as those companies with market capitalizations within the current range of market capitalizations of companies in the Russell 2000 Growth Index at the time of the fund's investment. As of November 30, 2005 the range of market capitalizations of companies in this index was between $31 million and $4.107 billion. This index is a widely recognized, unmanaged index of small cap common stock prices. MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The fund's investments in emerging growth companies may include securities listed on a securities exchange or traded in the over-the-counter markets.

The fund may establish "short" positions, including but not limited to, short positions in specific securities or stock indices. In a typical short sale, the fund borrows a security it does not own and then sells it in anticipation of a fall in the security's price. In a short sale, the fund must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts. The fund may invest in foreign securities through which it may have exposure to foreign currencies.

The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

MFS MID CAP GROWTH FUND

INVESTMENT OBJECTIVE

The fund's investment objective is long-term growth of capital. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations which the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), believes have reasonable valuations and above-average growth potential.

Medium market capitalization companies are defined by the fund as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the fund's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. The adviser generally expects that it will invest primarily in medium market capitalization companies with market capitalizations in excess of $1 billion. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund's 80% investment policy. As of November 30, 2005, the top of the Russell Midcap(TM) Growth Index range was slightly over

$18 billion. The fund's investments may include securities issued in initial public offerings and securities listed on a securities exchange or traded in the over-the-counter markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

The fund may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies.

The fund may establish "short" positions including but not limited to short positions in specific securities or stock indices through short sales. In a typical short sale, the fund borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The fund must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

MFS MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The fund's investment objective is capital appreciation. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that Massachusetts Financial Services Company (referred to as MFS or the adviser) believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because:

-    they are temporarily out of favor in the market due to

     -    a decline in the market

     -    poor economic conditions

     - developments that have affected or may affect the issuer of the securities or the issuer's industry

-    the market has overlooked them.

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. Medium market capitalization companies are defined by the fund as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the

Russell Midcap(R) Value Index range at the time of the fund's investment. As of December 31, 2005, the top of the Russell Midcap(R) Value Index range was $18.12 billion. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. The Russell Midcap companies are the 800 smallest companies in the Russell 1000(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The adviser generally expects that it will invest primarily in medium market capitalization companies with market capitalizations in excess of $1 billion. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(R) Value Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund's 80% investment policy. The fund's investments may include securities issued in initial public offerings and securities listed on a securities exchange or traded in the over-the-counter markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

The fund may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

The fund has engaged and may engage in active and frequent trading to achieve its principal investment policies.

MFS STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The fund's investment objective is capital appreciation. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, bonds, warrants, or rights convertible into stock and depositary receipts for these securities, of companies which the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), believes offer superior prospects for growth. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. While the fund may invest in companies of any size, the fund generally focuses on companies with large market capitalizations. The fund generally defines companies with large market capitalizations as companies with market capitalizations equaling or exceeding $5 billion at the time of the fund's investment.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

The fund may invest in foreign securities through which it may have exposure to foreign currencies.

The fund may establish "short" positions, including but not limited to short positions in specific securities or stock indices. In a typical short sale, the fund borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The fund must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

MFS RESEARCH FUND

INVESTMENT OBJECTIVE

The fund's investment objective is long-term growth of capital and future income. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The fund focuses on companies that the fund's investment adviser, Massachusetts Financial Services Company (MFS or the adviser), believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The fund may invest in companies of any size. The fund's investments may include securities traded on securities exchanges or in the over-the-counter markets.

The fund's assets are allocated among various sectors. A team of investment research analysts selects portfolio securities for the fund.

The fund may invest in foreign equity securities and may have exposure to foreign currencies through its investment in these securities.

MFS VALUE FUND

INVESTMENT OBJECTIVE

The fund's investment objective is to seek capital appreciation and reasonable income. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests, under normal market conditions, at least 65% of its net assets in equity securities of companies which Massachusetts Financial Services Company (referred to as MFS or the adviser), believes are undervalued in the market relative to their long term potential. Undervalued equity securities generally produce income and have low price-to-book, price-to-cash flow, price-to-earnings and price-to-sales ratios. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the fund may invest in companies of any size, the fund generally focuses on undervalued companies with large market capitalizations. The equity securities of these companies may be undervalued because:

-    they are temporarily out of favor in the market due to

          -    a decline in the market

          -    poor economic conditions

          - developments that have affected or may affect the issuer of the securities or the issuer's industry

-    the market has overlooked them.

The fund seeks to achieve a gross yield that exceeds that of the S&P 500 Index. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

The fund may invest in foreign securities through which it may have exposure to foreign currencies.

MFS RESEARCH INTERNATIONAL FUND

INVESTMENT OBJECTIVE

The fund's investment objective is capital appreciation. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies. The fund focuses on foreign companies (including emerging market issuers) that the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The fund does not generally emphasize any particular country and, under normal market conditions, will be invested in at least five countries. Equity securities may be listed on a securities exchange or traded in the over-the counter markets. The fund's assets are allocated among various sectors. A team of MFS investment research analysts selects portfolio securities for the fund.

MFS INTERNATIONAL NEW DISCOVERY FUND

INVESTMENT OBJECTIVE

The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of foreign (including emerging market) issuers. The fund may invest in companies of any size, and will generally focus on equity securities issued by foreign companies with small and mid market capitalizations that the fund's investment adviser, Massachusetts Financial Services Company (MFS or the adviser), believes are early in their life cycle but have the potential to become major enterprises. The fund's investments may also include securities issued in initial public offerings and securities traded in the over-the-counter markets.

Under normal market conditions, the fund invests in at least three different countries.

The fund focuses on companies that MFS believes have above average growth potential and are reasonably valued relative to their growth prospects. MFS looks particularly for companies which demonstrate:

-    above average earnings growth over a sustained period of time;

-    a strong franchise, strong cash flows and a recurring revenue stream;

-    a solid industry position, where there is:

          -    potential for high profit margins; and

          -    substantial barriers to new entry in the industry;

-    a strong management team with a clearly defined strategy; and

-    a catalyst that may accelerate growth.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash-flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

The fund may establish "short" positions, including, but not limited to, short positions in specific securities or stock indices. In a typical short sale, the fund borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The fund must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

MFS HIGH INCOME FUND

INVESTMENT OBJECTIVE

The fund's investment objective is to provide high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities, some of which may involve equity features. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests, under normal market conditions, at least 80% of its net assets in high income fixed income securities. While the fund may invest in fixed income securities with any credit rating, the securities offering the high current income sought by the fund generally have speculative characteristics or are lower rated bonds. Lower rated bonds, commonly known as junk bonds, are assigned lower credit ratings by credit rating agencies or are unrated and considered by the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), to be comparable to lower rated bonds. The fund may invest all of its assets in these lower rated bonds.

While the fund focuses its investments on bonds issued by corporations or other similar entities, it may invest in all types of debt securities. The fund may invest in foreign securities through which it may have exposure to foreign currencies.

In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio managers of MFS' fixed income oriented funds (including the fund) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis. MFS focuses on bonds issued by companies our analysts believe have solid or improving credit fundamentals.

MFS RESEARCH BOND FUND

INVESTMENT OBJECTIVE

The fund's investment objective is total return (high current income and long-term growth of capital). The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests, under normal market conditions, at least 80% of its net assets in fixed income securities. These securities include:

- U.S. INVESTMENT GRADE CORPORATE FIXED INCOME SECURITIES, which are bonds or other debt obligations issued by U.S. corporations or similar entities which are assigned one of the top four credit ratings by credit rating agencies (e.g. rated AAA, AA, A or BBB) or which are unrated and considered by MFS to be investment grade,

- U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association
     (GNMA), are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the United States Government.

- U.S. HIGH YIELD FIXED INCOME SECURITIES, commonly known as junk bonds, which are bonds assigned lower credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds,

- FOREIGN FIXED INCOME SECURITIES, which are bonds or other debt obligations issued by foreign governments, including emerging market governments, and other foreign or emerging market issuers,

- MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables.

A committee of fixed income research analysts selects portfolio securities for the fund. This committee includes investment analysts employed not only by MFS, but also by MFS International Ltd. (UK), a wholly owned subsidiary of MFS. Each analyst is assigned to follow a distinct category of the fixed income securities markets. The committee allocates the fund's assets among the various categories described above, and then individual analysts select what they view as the securities best suited to achieve the fund's investment objective within their assigned category. The fund's assets may be allocated among some or all of the various categories of fixed income securities.

The fund may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

-    futures and forward contracts,

- options on futures contracts, foreign currencies, securities and bond indices,

-    structured notes and indexed securities, and

-    swaps, caps, floors and collars.

The fund is a non-diversified mutual fund. This means that the fund may invest a relatively high percentage of its assets in a small number of issuers.

The fund may engage in active and frequent trading to achieve its principal investment strategies.

MFS GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE

The investment objective of the fund is current income and preservation of principal. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests, under normal market conditions, at least 80% of its net assets in U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the United States Government.

In selecting fixed income investments for the fund, the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fund) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets.

The fund also may invest in derivative securities, including futures and forward contracts and options on futures contracts, foreign currencies, securities, and bond indices. Derivatives are securities whose value may be based on other securities, currencies, interest rates or indices.

The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

MFS INTERMEDIATE INVESTMENT GRADE BOND FUND

INVESTMENT OBJECTIVE

The fund's primary investment objective is to provide as high a level of current income as the investment adviser believes is consistent with prudent investment risk. Its secondary objective is to protect shareholders' capital. The fund's objectives may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests, under normal market conditions, at least 80% of its net assets in investment grade fixed income securities with "intermediate" maturities (generally securities with remaining maturities of 10 years or less). These securities include:

- INVESTMENT GRADE FIXED INCOME SECURITIES, assigned one of the top four credit ratings by credit rating agencies (e.g., rated AAA, AA, A or BBB) or which are unrated and considered by the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), to be investment grade, including

          - corporate bonds, which are bonds or other debt obligations issued by domestic or foreign corporations or similar entities,

          - mortgage and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables, and

- U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association
     (GNMA), are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the United States Government.

Fixed income securities with intermediate maturities may include:

-    securities with remaining maturities of 10 years or less,

-    securities with estimated remaining average lives of 10 years or less,

- securities with a "duration" of 10 years or less (the fund determines the duration of a fixed income security by taking the present value of all its future principal and interest payments and calculating the dollar-weighted average time until those payments will be received).

Under normal market conditions, the fund's average dollar-weighted maturity will be between three and seven years.

In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fund) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets.

In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis. Investors should note that many U.S. Government securities in which the Fund may invest are not supported by the full faith and credit of the United States Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.

The fund may invest up to 100% of its assets in dollar-denominated foreign fixed income securities.

The fund may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

-    futures and forward contracts,

-    options on futures contracts, securities and bond indices,

-    structured notes and indexed securities, and

-    swaps, caps, floors and collars.

The fund is a non-diversified mutual fund. This means that the fund may invest a relatively high percentage of its assets in a small number of issuers.

MFS LIMITED MATURITY FUND

INVESTMENT OBJECTIVE

The fund's main investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. Its secondary objective is to protect shareholders' capital. The fund's objectives may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests, under normal market conditions, at least 65% of its net assets in fixed income securities with "limited" maturities (generally securities with remaining maturities of 5 years or less). These securities may include:

- CORPORATE BONDS, which are bonds or other debt obligations issued by domestic or foreign (including emerging market) corporations or similar entities,

- MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables, and

- U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association
     (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

Fixed income securities with limited maturities may include:

-    securities with remaining maturities of 5 years or less,

-    securities with estimated remaining average lives of 5 years or less, and

- securities with a "duration" of 5 years or less (the fund determines the duration of a fixed income security by taking the present value of all its future principal and interest payments and calculating the dollar-weighted average time until those payments will be received).

The fund generally invests substantially all of its assets in investment grade bonds. The fund's dollar-weighted average quality is within the three highest rating categories by credit rating agencies. The fund's investments in securities of foreign issuers are U.S. dollar denominated.

In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fund) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

MFS MONEY MARKET FUND

INVESTMENT OBJECTIVE

The fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund, meaning it tries to maintain a share price of $1.00 while paying income to its shareholders. The fund will invest in the following types of U.S. dollar denominated money market instruments:

- U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association
     (GNMA), are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie
     Mac) or the Federal National Mortgage Association (Fannie Mae). Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the United States Government.

-    REPURCHASE AGREEMENTS collateralized by U.S. government securities

- CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND OTHER BANK OBLIGATIONS, provided that the issuing bank has capital, surplus, and undivided profits in excess of $100 million

- COMMERCIAL PAPER which is rated within the highest credit rating by one or more rating agencies or which is unrated and considered by the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser) to be of comparable quality

- OTHER SHORT-TERM OBLIGATIONS which are rated within the highest credit ratings by one or more rating agencies or are unrated and considered by MFS to be of comparable quality

The fund may invest up to 35% of its total assets in U.S. dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies), foreign banks and U.S. branches of foreign banks. These securities will be rated the highest credit ratings by one or more rating agencies or unrated and considered by MFS to be of comparable quality.

The fund may invest in municipal securities and participation interests in municipal securities issued by banks when yield differentials make investment in these securities attractive. Up to 20% of the fund's assets may be invested in these securities. Municipal securities are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. Participation interests in municipal securities are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank.

A money market fund must follow strict rules as to the investment quality, maturity, diversification and other features of the securities it purchases. Money market instruments purchased by the fund have maturities of 13 months or less, and the average remaining maturity of the securities cannot be greater than 90 days.

The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus.

MFS ASSET ALLOCATION FUNDS

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741,
Attention: Frank Tarantino, Independent Chief Compliance Officer of each Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

IF YOU WANT MORE INFORMATION ABOUT MFS ASSET ALLOCATION FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about each fund's actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on each fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated 10/01/06, provides more detailed information about each fund and is incorporated into this prospectus by reference.

YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT EACH FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

     MFS Service Center, Inc.
     500 Boylston Street
     Boston, MA 02116-3741
     Telephone: 1-800-225-2606
     Internet: MFS.COM

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

     Public Reference Room
     Securities and Exchange Commission
     100 F Street, N.E., Room 1580
     Washington, D.C., 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-5850. Reports and other information about each fund are available on the Edgar Database on the Commission's Internet website at HTTP://WWW.SEC.GOV, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

           Each fund's Investment Company Act file number is 811-4492.

                                 [MFS(SM) LOGO]

                            INVESTMENT MANAGEMENT(R)

MFS ASSET ALLOCATION FUNDS                   STATEMENT OF ADDITIONAL INFORMATION

A SERIES OF MFS SERIES TRUST X               OCTOBER 1, 2006

500 BOYLSTON STREET, BOSTON, MA 02116

This Statement of Additional Information ("SAI") contains additional information about each Fund and should be read in conjunction with each Fund's Prospectus dated October 1, 2006. Each Fund's financial statements are incorporated into this SAI by reference to each Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of each Fund's Prospectus and Annual Report without charge by contacting each Fund's transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to each Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the "MFS Funds"). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I

Part I of this SAI contains information that is particular to each Fund.

[TABLE OF CONTENTS

DEFINITIONS
MANAGEMENT OF THE FUND
SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
SHARE OWNERSHIP
INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS
TAX CONSIDERATIONS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
CUSTODIAN
APPENDIX A - Trustee Compensation and Committees
APPENDIX B - Portfolio Manager(s)
APPENDIX C - Certain Service Provider Compensation
APPENDIX D - Sales Charges and Distribution Plan Payments
APPENDIX E - Portfolio Transactions and Brokerage Commissions
APPENDIX E - Share Ownership]

     I. DEFINITIONS

     "Fund" - MFS Asset Allocation Funds; each a series of the Trust.

     "Trust" - MFS Series Trust X, a Massachusetts business trust organized in 1985. The Trust has changed its name several times during the past several years. The Trust was previously known as MFS Government Mortgage Fund prior to June 2, 1995, MFS Government Income Plus Fund prior to March 1, 1993, MFS Government Income Plus Trust prior to August 3, 1992 and MFS Government Securities High Yield Trust Prior to October 16, 1989.

     "MFS" - Massachusetts Financial Services Company, a Delaware corporation.

     "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

     "MFSC" - MFS Service Center, Inc., a Delaware corporation.

     "Prospectus" - The Prospectus of the funds, dated October 1, 2006, as amended or supplemented from time to time.

     II. MANAGEMENT OF THE FUND

-    THE FUND

     Each Fund is a diversified series of the Trust. The Trust is an open-end management investment company.

-    TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

     The identification and background of the Trustees and officers of the Trust are set forth in APPENDIX A to Part II of this SAI.

-    TRUSTEE COMPENSATION AND COMMITTEES

     Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in APPENDIX A to this Part I.

-    PORTFOLIO MANAGER(S)

     Information regarding each Fund's portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in APPENDIX B to this Part I.

-    CERTAIN SERVICE PROVIDER COMPENSATION

     Compensation paid by each Fund to certain of its service providers -- to MFS, for investment advisory, administrative services, and retirement plan administration services; to MFSC, for transfer agency services; and to MFD for program management services -- for certain specified periods, is set forth in APPENDIX C to this Part I.

     III. SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

-    SALES CHARGES

     Sales charges paid for certain specified periods in connection with the purchase and sale of each Fund's shares are set forth in APPENDIX D to this
     Part I.

-    DISTRIBUTION PLAN PAYMENTS

Payments made by each Fund under the Fund's plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"), for the Fund's most recent fiscal year, are set forth in APPENDIX D to this Part I.

     IV. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Brokerage commissions paid by each Fund for certain specified periods, information concerning purchases by each Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for each Fund's most recent fiscal year, are set forth in APPENDIX E to this
     Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading "Portfolio Transactions and Brokerage Commissions."

     V. SHARE OWNERSHIP

     Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee's share ownership in each Fund and, on an aggregate basis, in all MFS Funds overseen, by investors who are deemed to "control" the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in APPENDIX F to this Part I.

     VI. INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

-    INVESTMENT TECHNIQUES, PRACTICES AND RISKS

     Certain investment techniques, practices, and risks are described in Appendix C to Part II of this SAI.

-    INVESTMENT RESTRICTIONS

     Each Fund has adopted certain investment restrictions which are described in APPENDIX F of Part II of this SAI.

     VII. TAX CONSIDERATIONS

     For a discussion of tax considerations, see Part II of this SAI.

     VIII. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL
     STATEMENTS

     Ernst & Young LLP is each Fund's independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

     Each Fund's Financial Statements and Financial Highlights for the fiscal year ended May 31, 2006, are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Ernst & Young LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of each Fund's Annual Report accompanies this SAI.

     IX. CUSTODIAN

     State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, serves as the custodian of the assets of each Fund (the "Custodian"). The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and calculating the daily net asset value of each class of shares of the Fund. Each Fund may invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

     Each Fund has an expense offset arrangement that reduces each Fund's custodian fees based upon the amount of cash maintained by each Fund with its custodian.

                                                             PART I - APPENDIX A

     TRUSTEE COMPENSATION AND COMMITTEES

     Each Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

     TRUSTEE COMPENSATION TABLE

     MFS CONSERVATIVE ALLOCATION FUND:

                                                RETIREMENT
                                             BENEFITS ACCRUED   TOTAL TRUSTEE FEES
                            TRUSTEE FEES      AS PART OF FUND   FROM FUND AND FUND
TRUSTEES                  FROM THE FUND(1)        EXPENSE           COMPLEX(2)
----------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning                 N/A               N/A                   N/A
Robert C. Pozen                   N/A               N/A                   N/A

NON-INTERESTED TRUSTEES
Robert E. Butler(3)            $  608               N/A                   N/A
Lawrence H. Cohn, M.D          $1,712               N/A              $192,518
David H. Gunning               $1,831               N/A              $204,768
William R. Gutow               $1,712               N/A              $192,518
Michael Hegarty                $1,682               N/A              $188,304
J. Atwood Ives                 $2,184                $0              $275,518
Amy B. Lane(4)                 $1,611               N/A              $215,518
Lawrence T. Perera             $1,771                $0              $203,304
J. Dale Sherratt               $1,912               N/A              $221,143
Laurie J. Thomsen              $1,699               N/A              $187,787
Robert W. Uek(3)               $  624               N/A                   N/A

     MFS MODERATE ALLOCATION FUND:

                                                RETIREMENT
                                             BENEFITS ACCRUED   TOTAL TRUSTEE FEES
                            TRUSTEE FEES      AS PART OF FUND   FROM FUND AND FUND
TRUSTEES                  FROM THE FUND(1)        EXPENSE            COMPLEX(2)
----------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning                 N/A               N/A                   N/A
Robert C. Pozen                   N/A               N/A                   N/A

NON-INTERESTED TRUSTEES
Robert E. Butler(3)            $1,268               N/A                   N/A
Lawrence H. Cohn, M.D          $2,912               N/A              $192,518
David H. Gunning               $3,247               N/A              $204,768
William R. Gutow               $2,912               N/A              $192,518
Michael Hegarty                $2,876               N/A              $188,304
J. Atwood Ives                 $4,242                $0              $275,518
Amy B. Lane(4)                 $2,775               N/A              $215,518
Lawrence T. Perera             $3,128                $0              $203,304
J. Dale Sherratt               $3,481               N/A              $221,143
Laurie J. Thomsen              $2,922               N/A              $187,787
Robert W. Uek(3)               $1,316               N/A                   N/A

     MFS GROWTH ALLOCATION FUND:

                                                RETIREMENT
                                             BENEFITS ACCRUED   TOTAL TRUSTEE FEES
                            TRUSTEE FEES      AS PART OF FUND   FROM FUND AND FUND
TRUSTEES                  FROM THE FUND(1)        EXPENSE           COMPLEX(2)
----------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning                 N/A               N/A                   N/A
Robert C. Pozen                   N/A               N/A                   N/A

NON-INTERESTED TRUSTEES


Robert E. Butler(3)            $1,273               N/A                   N/A
Lawrence H. Cohn, M.D          $2,913               N/A              $192,518
David H. Gunning               $3,255               N/A              $204,768
William R. Gutow               $2,913               N/A              $192,518
Michael Hegarty                $2,878               N/A              $188,304
J. Atwood Ives                 $4,265                $0              $275,518
Amy B. Lane(4)                 $2,778               N/A              $215,518
Lawrence T. Perera             $3,136                $0              $203,304
J. Dale Sherratt               $3,499               N/A              $221,143
Laurie J. Thomsen              $2,923               N/A              $187,787
Robert W. Uek(3)               $1,324               N/A                   N/A

     MFS AGGRESSIVE GROWTH ALLOCATION FUND:

                                                RETIREMENT
                                             BENEFITS ACCRUED   TOTAL TRUSTEE FEES
                            TRUSTEE FEES      AS PART OF FUND   FROM FUND AND FUND
TRUSTEES                  FROM THE FUND(1)        EXPENSE           COMPLEX(2)
----------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning                 N/A               N/A                   N/A
Robert C. Pozen                   N/A               N/A                   N/A

NON-INTERESTED TRUSTEES
Robert E. Butler(3)            $  617               N/A                   N/A
Lawrence H. Cohn, M.D          $1,716               N/A              $192,518
David H. Gunning               $1,870               N/A              $204,768
William R. Gutow               $1,716               N/A              $192,518
Michael Hegarty                $1,689               N/A              $188,304
J. Atwood Ives                 $2,321                $0              $275,518
Amy B. Lane(4)                 $1,640               N/A              $215,518


Lawrence T. Perera             $1,804                $0              $203,304
J. Dale Sherratt               $1,980               N/A              $221,143
Laurie J. Thomsen              $1,709               N/A              $187,787
Robert W. Uek(3)               $  641               N/A                   N/A

(1)  For the fiscal year ended May 31, 2006.

(2) Information provided is for calendar year 2005. Each Trustee receiving compensation served as Trustee of 98 funds within the MFS Fund complex (having aggregate net assets at December 31, 2005, of approximately $94 billion).

(3)  Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.

(4)  Ms. Lane retired as a Trustee of the Fund on February 22, 2006.

     Retirement Benefit Deferral Plan-- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

     COMMITTEES

     The Board has established the following Committees:

                           NUMBER OF
                          MEETINGS IN
                          LAST FISCAL
   NAME OF COMMITTEE          YEAR                     FUNCTIONS                      CURRENT MEMBERS(1)
-----------------------   -----------   ----------------------------------------   -----------------------
AUDIT COMMITTEE                11       Oversees the accounting and auditing       Butler*, Ives*
                                        procedures of the Fund and, among other    (ex-officio),
                                        things, considers the selection of the     Sherratt*, Thomsen* and
                                        independent accountants for the Fund and   Uek*
                                        the scope of the audit, and considers
                                        the effect on the independence of those
                                        accountants of any non-audit services
                                        such accountants provide to the Fund and
                                        any audit or non-audit services such
                                        accountants provide to other MFS Funds,
                                        MFS and/or certain affiliates. The
                                        Committee is also responsible for
                                        establishing procedures for the receipt,
                                        retention, and treatment of complaints
                                        received by the Fund regarding
                                        accounting, internal accounting
                                        controls, or auditing matters and the
                                        confidential, anonymous submission of
                                        concerns regarding questionable fund
                                        accounting matters by officers of the
                                        Fund and employees of the Fund's
                                        investment adviser, administrator,
                                        principal underwriter, or any other
                                        provider of accounting-related services
                                        to the Fund.

COMPLIANCE AND                  8       Oversees the development and               Butler*, Cohn*,
GOVERNANCE COMMITTEE                    implementation of the Fund's regulatory    Gunning*, Gutow*,
                                        and fiduciary compliance policies,         Hegarty*, Ives*
                                        procedures,                                (ex-officio member) and

                           NUMBER OF
                          MEETINGS IN
                          LAST FISCAL
   NAME OF COMMITTEE          YEAR                     FUNCTIONS                      CURRENT MEMBERS(1)
-----------------------   -----------   ----------------------------------------   -----------------------
                                        and practices under the 1940 Act, and      Sherratt*
                                        other applicable laws, as well as
                                        oversight of compliance policies of the
                                        Fund's investment adviser and certain
                                        other service providers as they relate
                                        to Fund activities. The Fund's
                                        Independent Chief Compliance Officer
                                        reports directly to the Committee and
                                        assists the Committee in carrying out
                                        its responsibilities. In addition, the
                                        Committee advises and makes
                                        recommendations to the Board on matters
                                        concerning Trustee practices and
                                        recommendations concerning the functions
                                        and duties of the committees of the
                                        Board.

CONTRACTS REVIEW               4        Requests, reviews, and considers the       All non-interested
COMMITTEE                               information deemed reasonably necessary    Trustees of the Board
                                        to evaluate the terms of the investment    (Butler, Cohn, Gunning,
                                        advisory and principal underwriting        Gutow, Hegarty, Ives,
                                        agreements and the Plan of Distribution    Perera, Sherratt,
                                        under Rule 12b-1 that the Fund proposes    Thomsen and Uek)
                                        to renew or continue, and to make its
                                        recommendations to the full Board of
                                        Trustees on these matters.

NOMINATION AND                 3        Recommends qualified candidates to the     All non-interested
COMPENSATION COMMITTEE                  Board in the event that a position is      Trustees of the Board
                                        vacated or created. The Committee will     (Butler, Cohn, Gunning,
                                        consider recommendations by shareholders   Gutow, Hegarty, Ives,
                                        when a vacancy exists. Shareholders        Perera, Sherratt,
                                        wishing to                                 Thomsen and Uek)

                           NUMBER OF
                          MEETINGS IN
                          LAST FISCAL
   NAME OF COMMITTEE          YEAR                     FUNCTIONS                      CURRENT MEMBERS(1)
-----------------------   -----------   ----------------------------------------   -----------------------
                                        recommend candidates for Trustee for
                                        consideration by the Committee may do so
                                        by writing to the Fund's Secretary at
                                        the principal executive office of the
                                        Fund. Such recommendations must be
                                        accompanied by biographical and
                                        occupational data on the candidate
                                        (including whether the candidate would
                                        be an "interested person" of the Fund),
                                        a written consent of the candidate to be
                                        named as a nominee and to serve as
                                        Trustee if elected, record and ownership
                                        information for the recommending
                                        shareholder with respect to the Fund,
                                        and a description of any arrangements or
                                        understandings regarding recommendation
                                        of the candidate for consideration. The
                                        Committee is also responsible for making
                                        recommendations to the Board regarding
                                        any necessary standards or
                                        qualifications for service on the Board.
                                        The Committee also reviews and makes
                                        recommendations to the Board regarding
                                        compensation for the non-interested
                                        Trustees.

PORTFOLIO TRADING AND          7        Oversees the policies, procedures, and     Cohn*, Gunning*,
MARKET REVIEW COMMITTEE                 practices of the Fund with respect to      Gutow*, Hegarty*, Ives*
                                        brokerage transactions involving           (ex-officio member) and
                                        portfolio securities as those policies,    Perera
                                        procedures, and practices are carried
                                        out by MFS and its affiliates. The
                                        Committee also oversees the
                                        administration of the

                           NUMBER OF
                          MEETINGS IN
                          LAST FISCAL
   NAME OF COMMITTEE          YEAR                     FUNCTIONS                      CURRENT MEMBERS(1)
-----------------------   -----------   ----------------------------------------   -----------------------
                                        Fund's proxy voting policies and
                                        procedures by MFS. In addition, the
                                        Committee receives reports from MFS
                                        regarding the policies, procedures, and
                                        practices of MFS and its affiliates in
                                        connection with their marketing and
                                        distribution of shares of the Fund.

PRICING COMMITTEE              8        Oversees the determination of the value    Ives* (ex-officio
                                        of the portfolio securities and other      member), Perera*,
                                        assets held by the Fund and determines     Thomsen* and Uek*
                                        or causes to be determined the fair
                                        value of securities and assets for which
                                        market quotations are not "readily
                                        available" in accordance with the 1940
                                        Act. The Committee delegates primary
                                        responsibility for carrying out these
                                        functions to MFS and MFS' internal
                                        valuation committee pursuant to pricing
                                        policies and procedures approved by the
                                        Committee and adopted by the full Board,
                                        which include methodologies to be
                                        followed by MFS to determine the fair
                                        values of portfolio securities and other
                                        assets held by the Fund for which market
                                        quotations are not readily available.
                                        The Committee meets periodically with
                                        the members of MFS' internal valuation
                                        committee to review and assess the
                                        quality of fair valuation and other
                                        pricing determinations made pursuant to
                                        the Fund's pricing policies and
                                        procedures, and to review and assess the

                           NUMBER OF
                          MEETINGS IN
                          LAST FISCAL
   NAME OF COMMITTEE          YEAR                     FUNCTIONS                      CURRENT MEMBERS(1)
-----------------------   -----------   ----------------------------------------   -----------------------
                                        policies and procedures themselves. The
                                        Committee also exercises the
                                        responsibilities of the Board under the
                                        Amortized Cost Valuation Procedures
                                        approved by the Board on behalf of each
                                        Fund which holds itself out as a "money
                                        market fund" in accordance with Rule
                                        2a-7 under the 1940 Act.

SERVICES CONTRACTS             6^       Reviews and evaluates the contractual      Gunning*, Ives*
COMMITTEE                               arrangements of the Fund relating to       (ex-officio member),
                                        transfer agency, Sherratt* and Thomsen*    Sherratt*, Thomsen*
                                        administrative services, custody,          and Uek*
                                        pricing and bookkeeping services, and
                                        lending of portfolio securities, and
                                        makes recommendations to the full Board
                                        of Trustees on these matters.

----------
(1)  The Trustees' identification and background are set forth in Appendix E to
     Part II.

*    Non-interested or independent Trustees.

^ The Board of Trustees established the Services Contracts Committee on September 27, 2005. For periods prior to September 27, 2005, the functions of the Services Contracts Committee were performed by the Fund's Audit Committee.

                                                             PART I - APPENDIX B

     PORTFOLIO MANAGER(S)

     COMPENSATION

     Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     BASE SALARY - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

     The performance bonus is based on a combination of quantitative and qualitative factors.

     The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

     The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

     OWNERSHIP OF FUND SHARES

     The following table shows the dollar range of equity securities of the Fund beneficially owned by each Fund's portfolio manager as of fiscal year ended May 31, 2006. The following dollar ranges apply:

     N. None

     A. $1 - $10,000

     B. $10,001 - $50,000

     C. $50,001 - $100,000

     D. $100,001 - $500,000

     E. $500,001 - $1,000,000

     F. Over $1,000,000

NAME OF PORTFOLIO MANAGER   DOLLAR RANGE OF EQUITY SECURITIES IN FUND
---------------------------------------------------------------------
Joseph C. Flaherty          D (Aggressive Growth Fund)
                            N (All Other Funds)

     OTHER ACCOUNTS

     In addition to the Fund, each Fund's portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, as of fiscal year ended May 31, 2006, were as follows:

            REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
   NAME           COMPANIES*                 VEHICLES           OTHER ACCOUNTS
--------------------------------------------------------------------------------
             NUMBER OF    TOTAL        NUMBER OF    TOTAL     NUMBER OF    TOTAL
              ACCOUNTS    ASSETS        ACCOUNTS   ASSETS      ACCOUNTS   ASSETS
            --------------------------------------------------------------------
Joseph C.        9         $5.8            0       N/A            0       N/A
Flaherty                 billion

*    Includes the Fund.

     Advisory fees are not based upon performance of any of the accounts identified in the table above.

     POTENTIAL CONFLICTS OF INTEREST

     MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both a Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

     In certain instances there may be securities which are suitable for a Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. Securities transactions for a Fund and such other accounts are generally executed on the same day, or the next day. Nevertheless, a particular security may be bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In most cases, however, MFS believes that a Fund's ability to participate in volume transactions will produce better executions for the Fund.

     MFS does not receive a performance fee for its management of each Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee.

                                                             PART I - APPENDIX C

     CERTAIN SERVICE PROVIDER COMPENSATION

     The Fund paid compensation for advisory services, administrative services, retirement plan administration and services, transfer agency services, and program management services over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix D to this Part I.

     MFS CONSERVATIVE ALLOCATION FUND

                  NET
                AMOUNT                NET AMOUNT
                PAID TO               PAID TO MFS    NET AMOUNT PAID   PAID TO MFS FOR   PAID TO MFD
   FISCAL       MFS FOR    AMOUNT     FOR GENERAL      TO MFSC FOR     RETIREMENT PLAN   FOR PROGRAM
    YEAR       ADVISORY    WAIVED   ADMINISTRATIVE   TRANSFER AGENCY    ADMINISTRATION    MANAGEMENT
    ENDED      SERVICES    BY MFS      SERVICES        SERVICES(1)     AND SERVICES(2)   SERVICES(3)
----------------------------------------------------------------------------------------------------
May 31, 2006      $0      $     0       $62,430             $0             $9,154          $67,954
May 31, 2005      $0      $     0       $44,190             $0             $503(4)         $42,047
May 31, 2004      $0      $96,653       $28,013             $0             $  9(5)         $22,077

     MFS MODERATE ALLOCATION FUND

                  NET
                AMOUNT
                PAID TO               PAID TO MFS     NET AMOUNT PAID   PAID TO MFS FOR   PAID TO MFD
                MFS FOR    AMOUNT         FOR           TO MFSC FOR     RETIREMENT PLAN   FOR PROGRAM
 FISCAL YEAR   ADVISORY    WAIVED    ADMINISTRATIVE   TRANSFER AGENCY    ADMINISTRATION    MANAGEMENT
    ENDED      SERVICES    BY MFS       SERVICES        SERVICES(1)     AND SERVICES(2)   SERVICES(3)
-----------------------------------------------------------------------------------------------------
May 31, 2006      $0      $      0      $163,027             $0            $40,550          $134,188
May 31, 2005      $0      $      0      $121,023             $0            $ 5,049(4)       $ 89,223
May 31, 2004      $0      $195,126      $ 67,156             $0            $   255(5)       $ 41,276

      MFS GROWTH ALLOCATION FUND

                  NET
                AMOUNT
                PAID TO              PAID TO MFS     NET AMOUNT PAID   PAID TO MFS FOR   PAID TO MFD
                MFS FOR    AMOUNT        FOR           TO MFSC FOR     RETIREMENT PLAN   FOR PROGRAM
 FISCAL YEAR   ADVISORY    WAIVED   ADMINISTRATIVE   TRANSFER AGENCY    ADMINISTRATION    MANAGEMENT
    ENDED      SERVICES    BY MFS      SERVICES        SERVICES(1)     AND SERVICES(2)   SERVICES(3)
----------------------------------------------------------------------------------------------------
May 31, 2006      $0      $     0      $171,221             $0            $42,829          $172,049
May 31, 2005      $0      $     0      $117,635             $0            $ 3,475(4)       $112,336
May 31, 2004      $0      $49,238      $ 56,057             $0            $     8(5)       $ 50,691

      MFS AGGRESSIVE GROWTH ALLOCATION FUND

                  NET
                AMOUNT
                PAID TO              PAID TO MFS     NET AMOUNT PAID   PAID TO MFS FOR   PAID TO MFD
                MFS FOR    AMOUNT        FOR           TO MFSC FOR     RETIREMENT PLAN   FOR PROGRAM
 FISCAL YEAR   ADVISORY    WAIVED   ADMINISTRATIVE   TRANSFER AGENCY    ADMINISTRATION    MANAGEMENT
    ENDED      SERVICES    BY MFS      SERVICES        SERVICES(1)     AND SERVICES(2)   SERVICES(3)
----------------------------------------------------------------------------------------------------
May 31, 2006      $0      $     0      $83,255              $0            $46,979          $139,405
May 31, 2005      $0      $     0      $51,275              $0            $ 1,627(4)       $ 87,721
May 31, 2004      $0      $62,672      $25,090              $0            $     8(5)       $ 38,774

(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with third parties that provide shareholder services in an amount equal to $292,600 for MFS Conservative Allocation Fund, $799,877 for MFS Moderate Allocation Fund, $948,198 for MFS Growth Allocation Fund, and $424,295 for MFS Aggressive Growth Allocation Fund.

(2) Payment solely from assets attributable to Class R1, R2, R3, R4, and R5 shares.

(3) Payment solely from assets attributable to Class 529A, 529B, and 529C shares.

(4) With respect to Class R1, R2, R4 and R5 shares, for the period from their initial public offering on April 1, 2005.

(5) Payment solely from assets attributable to Class R3 shares, for the period from the initial public offereing of Class R3 shares on October 31, 2003.

                                                             PART I - APPENDIX D

     SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

The following sales charges were paid during the specified periods:

     MFS CONSERVATIVE ALLOCATION FUND:

                   CLASS A INITIAL SALES CHARGES:           CDSC PAID TO MFD ON:
               --------------------------------------   ----------------------------
                                        REALLOWED TO
FISCAL YEAR                 RETAINED      FINANCIAL     CLASS A    CLASS B   CLASS C
END               TOTAL      BY MFD    INTERMEDIARIES    SHARES    SHARES     SHARES
------------------------------------------------------------------------------------
May 31, 2006   $1,621,302   $240,288     $1,381,014      $5,157   $367,909   $24,290
May 31, 2005   $2,151,621   $348,948     $1,802,673      $6,308   $350,569   $43,938
May 31, 2004   $2,470,041   $399,038     $2,071,003      $1,567   $188,087   $34,295

                 CLASS 529A INITIAL SALES CHARGES:      CDSC PAID TO MFD ON:
               ------------------------------------   -----------------------
                                      REALLOWED TO
FISCAL YEAR               RETAINED      FINANCIAL     CLASS 529B   CLASS 529C
END              TOTAL     BY MFD    INTERMEDIARIES     SHARES       SHARES
-----------------------------------------------------------------------------
May 31, 2006   $139,557    $20,723      $118,834        $1,446        $818
May 31, 2005   $145,750    $21,687      $124,063        $4,396        $346
May 31, 2004   $125,321    $10,799      $114,522        $3,086        $506

     MFS MODERATE ALLOCATION FUND:

                    CLASS A INITIAL SALES CHARGES:            CDSC PAID TO MFD ON:
               ----------------------------------------   ----------------------------
                                          REALLOWED TO
FISCAL YEAR                  RETAINED       FINANCIAL     CLASS A    CLASS B   CLASS C
END               TOTAL       BY MFD     INTERMEDIARIES    SHARES    SHARES     SHARES
--------------------------------------------------------------------------------------
May 31, 2006   $5,550,464   $  840,053     $4,710,411     $27,420   $992,857   $70,039
May 31, 2005   $6,349,546   $  986,657     $5,380,889     $20,995   $800,330   $94,982
May 31, 2004   $7,179,355   $1,122,112     $6,057,243     $ 7,224   $348,131   $60,391

                 CLASS 529A INITIAL SALES CHARGES:      CDSC PAID TO MFD ON:
               ------------------------------------   -----------------------
                                      REALLOWED TO
FISCAL YEAR               RETAINED      FINANCIAL     CLASS 529B   CLASS 529C
END              TOTAL     BY MFD    INTERMEDIARIES     SHARES       SHARES
-----------------------------------------------------------------------------
May 31, 2006   $328,184    $48,526      $279,658        $10,155       $128
May 31, 2005   $421,378    $62,950      $358,428        $ 8,442       $455
May 31, 2004   $429,291    $44,200      $385,091        $ 1,795       $ 39

     MFS GROWTH ALLOCATION FUND:

                    CLASS A INITIAL SALES CHARGES:            CDSC PAID TO MFD ON:
               ----------------------------------------   ----------------------------
                                          REALLOWED TO
FISCAL YEAR                  RETAINED       FINANCIAL     CLASS A    CLASS B   CLASS C
END               TOTAL       BY MFD     INTERMEDIARIES    SHARES    SHARES     SHARES
--------------------------------------------------------------------------------------
May 31, 2006   $6,969,437   $1,031,950     $5,937,487     $27,199   $920,203   $63,423
May 31, 2005   $6,754,236   $  998,242     $5,755,994     $20,698   $626,091   $77,988
May 31, 2004   $6,723,339   $  990,270     $5,733,069     $ 3,381   $244,044   $52,863

                 CLASS 529A INITIAL SALES CHARGES:      CDSC PAID TO MFD ON:
               ------------------------------------   -----------------------
                                      REALLOWED TO
FISCAL YEAR               RETAINED      FINANCIAL     CLASS 529B   CLASS 529C
END              TOTAL     BY MFD    INTERMEDIARIES     SHARES       SHARES
-----------------------------------------------------------------------------
May 31, 2006   $380,576    $55,818      $324,758        $19,993       $309
May 31, 2005   $455,082    $67,642      $387,440        $ 8,331       $339
May 31, 2004   $434,346    $45,696      $388,650        $ 1,681       $ 30

     MFS AGGRESSIVE GROWTH ALLOCATION FUND:

                   CLASS A INITIAL SALES CHARGES:           CDSC PAID TO MFD ON:
               --------------------------------------   ----------------------------
                                        REALLOWED TO
FISCAL YEAR                 RETAINED      FINANCIAL     CLASS A    CLASS B   CLASS C
END               TOTAL      BY MFD    INTERMEDIARIES    SHARES    SHARES     SHARES
------------------------------------------------------------------------------------
May 31, 2006   $2,817,415   $389,277     $2,448,138     $14,296   $326,869   $31,311
May 31, 2005   $2,180,281   $300,452     $1,879,829     $15,092   $218,713   $38,758
May 31, 2004   $2,038,796   $288,437     $1,750,359     $15,295   $ 85,205   $20,988

                 CLASS 529A INITIAL SALES CHARGES:      CDSC PAID TO MFD ON:
               ------------------------------------   -----------------------
                                      REALLOWED TO
FISCAL YEAR               RETAINED      FINANCIAL     CLASS 529B   CLASS 529C
END              TOTAL     BY MFD    INTERMEDIARIES     SHARES       SHARES
-----------------------------------------------------------------------------
May 31, 2006   $474,552    $69,459      $405,093        $13,113       $ 91
May 31, 2005   $465,737    $70,043      $395,694        $ 8,847       $733
May 31, 2004   $356,096    $35,163      $320,933        $ 2,467       $ 15

DISTRIBUTION PLAN PAYMENTS

During the fiscal year ended May 31, 2006, the Fund made the following Distribution Plan payments:

MFS CONSERVATIVE ALLOCATION FUND:

                        AMOUNT OF DISTRIBUTION AND/OR SERVICE FEES:
                    --------------------------------------------------
                                                     PAID TO FINANCIAL
 CLASS OF SHARES    PAID BY FUND   RETAINED BY MFD   INTERMEDIARIES(1)
----------------------------------------------------------------------
Class A Shares       $  856,668       $  323,998          $532,670
Class B Shares       $1,663,753       $1,282,593          $381,160
Class C Shares       $1,259,417       $  360,313          $899,104
Class I Shares              N/A              N/A               N/A
Class 529A Shares    $   55,287       $   19,745          $ 35,542
Class 529B Shares    $   17,301       $   13,855          $  3,446
Class 529C Shares    $   93,500       $   31,515          $ 61,985
Class R Shares       $   79,134       $   20,402          $ 58,732
Class R1 Shares      $    3.754       $    1,731          $  2,023
Class R2 Shares      $      979       $      578          $    401
Class R3 Shares      $    6,469       $    1,984          $  4,485
Class R4 Shares      $    1,024       $      529          $    495
Class R5 Shares             N/A              N/A               N/A

     MFS MODERATE ALLOCATION FUND:

                        AMOUNT OF DISTRIBUTION AND/OR SERVICE FEES:
                    --------------------------------------------------
                                                     PAID TO FINANCIAL
 CLASS OF SHARES    PAID BY FUND   RETAINED BY MFD   INTERMEDIARIES(1)
----------------------------------------------------------------------
Class A Shares       $2,536,440       $  923,277         $1,613,163
Class B Shares       $5,126,501       $4,009,746         $1,116,755
Class C Shares       $3,805,970       $1,219,195         $2,586,775
Class I Shares              N/A              N/A                N/A
Class 529A Shares    $   95,628       $   33,450         $   62,178
Class 529B Shares    $  137,648       $  112,394         $   25,254
Class 529C Shares    $  122,464       $   45,466         $   76,998
Class R Shares       $  275,560       $   81,870         $  193,690
Class R1 Shares      $   13,785       $    5,777         $    8,008
Class R2 Shares      $    3,033       $    1,690         $    1,343
Class R3 Shares      $   34,412       $   10,118         $   24,294
Class R4 Shares      $   16,611       $   10,629         $    5,982
Class R5 Shares             N/A              N/A                N/A

     MFS GROWTH ALLOCATION FUND:

                        AMOUNT OF DISTRIBUTION AND/OR SERVICE FEES:
                    --------------------------------------------------
                                                     PAID TO FINANCIAL
 CLASS OF SHARES    PAID BY FUND   RETAINED BY MFD   INTERMEDIARIES(1)
----------------------------------------------------------------------
Class A Shares       $2,718,855       $1,001,112         $1,717,743
Class B Shares       $5,393,566       $4,237,996         $1,155,570
Class C Shares       $3,966,402       $1,389,674         $2,576,728
Class I Shares              N/A              N/A                N/A
Class 529A Shares    $  112,632       $   40,759         $   71,873
Class 529B Shares    $  233,184       $  193,622         $   39,562

Class 529C Shares    $  128,901       $   43,319         $   85,582
Class R Shares       $  284,641       $   92,262         $  192,379
Class R1 Shares      $   17,264       $    6,542         $   10,722
Class R2 Shares      $    9,009       $    5,502         $    3,507
Class R3 Shares      $   40,427       $   11,853         $   28,574
Class R4 Shares      $    6,437       $    3,482         $    2,955
Class R5 Shares             N/A              N/A                N/A

     MFS AGGRESSIVE GROWTH ALLOCATION FUND:

                        AMOUNT OF DISTRIBUTION AND/OR SERVICE FEES:
                    --------------------------------------------------
                                                     PAID TO FINANCIAL
 CLASS OF SHARES    PAID BY FUND   RETAINED BY MFD   INTERMEDIARIES(1)
----------------------------------------------------------------------
Class A Shares       $1,301,341       $  528,020          $773,321
Class B Shares       $1,922,777       $1,488,747          $434,030
Class C Shares       $1,447,284       $  483,404          $963,880
Class I Shares              N/A              N/A               N/A
Class 529A Shares    $   96,358       $   38,255          $ 58,103
Class 529B Shares    $  208,855       $  177,710          $ 31,145
Class 529C Shares    $   70,023       $   31,337          $ 38,686
Class R Shares       $  140,796       $   53,943          $ 86,853
Class R1 Shares      $   13,074       $    5,050          $  8,024
Class R2 Shares      $    2,633       $    1,490          $  1,143
Class R3 Shares      $   23,780       $    6,621          $ 17,159
Class R4 Shares      $    4,834       $    2,209          $  2,625
Class R5 Shares             N/A              N/A               N/A

(1)  May include amounts paid to financial intermediaries affiliated with MFD.

Amounts retained by MFD may represent fees paid to MFD but not yet reallowed to intermediaries as of the close of the period, compensation to MFD for commissions advanced by MFD to financial intermediaries upon sale of Fund shares, and/or compensation for MFD's distribution and shareholder servicing costs.

                                                             PART I - APPENDIX E

     PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     BROKERAGE COMMISSIONS

     The following brokerage commissions were paid by each Fund during the specified time periods:

     FISCAL YEAR END   BROKERAGE COMMISSIONS PAID BY FUND
     ---------------   ----------------------------------
      May 31, 2006                    None
      May 31, 2005                    None
      May 31, 2004                    None

     SECURITIES ISSUED BY REGULAR BROKER/DEALERS

     During the fiscal year ended May 31, 2006, the Funds purchased securities issued by the following regular broker/dealers of the Funds, which had the following values as of May 31, 2006:

     BROKER/DEALER              FUND              VALUE OF SECURITIES
     -------------   --------------------------   -------------------
          None            MFS Conservative                N/A
                           Allocation Fund

          None         MFS Moderate Allocation            N/A
                                Fund

          None       MFS Growth Allocation Fund           N/A

          None          MFS Aggressive Growth             N/A
                          Allocation Fund

     TRANSACTIONS WITH RESEARCH FIRMS

     During the fiscal year ended May 31, 2006, the Funds allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by MFS to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms. (1)

     DOLLAR AMOUNT OF TRANSACTIONS WITH   COMMISSIONS PAID ON TRANSACTIONS WITH
                RESEARCH FIRMS                        RESEARCH FIRMS
     ----------------------------------   -------------------------------------
                     None                                  None

(1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

                                                             PART I - APPENDIX F

     SHARE OWNERSHIP

     OWNERSHIP BY TRUSTEES AND OFFICERS

     As of June 30, 2006, the current Trustees and officers of the Trust as a group owned less than 1% of any class of each Fund's shares. The following table shows the dollar range of equity securities beneficially owned by each current Trustee in each Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2005.

     The following dollar ranges apply:

     N. None

     A. $1 - $10,000

     B. $10,001 - $50,000

     C. $50,001 - $100,000

     D. Over $100,000

                                                               AGGREGATE DOLLAR RANGE OF EQUITY
                               DOLLAR RANGE OF EQUITY            SECURITIES IN ALL MFS FUNDS
    NAME OF TRUSTEE            SECURITIES IN THE FUND                OVERSEEN BY TRUSTEES
-----------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning                        N                                     D
Robert C. Pozen            B (MFS Growth Allocation Fund)                      D

NON-INTERESTED TRUSTEES
Robert E. Butler(1)                      N                                     N
Lawrence H. Cohn, M.D.      D (Moderate Allocation Fund)                       D
David H. Gunning                         N                                     D
William R. Gutow                         N                                     D
Michael Hegarty        C (Aggressive Growth Allocation Fund)                   D
J. Atwood Ives                           N                                     D
Lawrence T. Perera           B (Growth Allocation Fund)                        D
J. Dale Sherratt                         N                                     D
Laurie J. Thomsen                        N                                     D
Robert W. Uek(1)                         N(2)                                  D(2)

    (1)  Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.
    (2)  As of March 31, 2006.

    25% OR GREATER OWNERSHIP

    The following table identifies those investors who own 25% or more of a Fund's shares (all share classes taken together) as of June 30, 2006, and are therefore presumed to control the Fund. All holdings are of record unless otherwise indicated.

                                      JURISDICTION OF
                                       ORGANIZATION
NAME AND ADDRESS OF INVESTOR          (IF A COMPANY)         PERCENTAGE OWNERSHIP
    None

     5% OR GREATER OWNERSHIP OF SHARE CLASS

     The following table iwdentifies those investors who own 5% or more of any class of a Fund's shares as of June 30, 2006. All holdings are of record unless otherwise indicated.

     MFS CONSERVATIVE ALLOCATION FUND

American Eagle Outfitters                    8.44% of Class A shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Dean Foods 401k Plan                         48.45% of Class I shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

TRS MFS Def Contribution Plan                26.60% of Class I shares
c/o Mark Leary
MFS Investment Mangement
500 Boylston St, 6th Floor
Boston, MA 02116

TRS MFS 401k Plan                            14.85% of Class I shares
c/o Mark Leary
MFS Investment Management
500 Boylston St., 6th Floor
Boston, MA 02116

Odyssey Healthcare 401k Plan                 12.40% of Class R shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Mosher Excavating Inc., PSP                  6.59% of Class R1 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

The Whitmore Group, Ltd 401k Plan            21.80% of Class R1 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Sunrise Electric, Inc 401k Plan              9.77% of Class R1 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Agronomic Systems Design, LLC 401k           5.28% of Class R1 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Graphic Image, Inc. 401k Plan                7.33% of Class R2 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Y.R. Sharp Inc 401k Plan                     11.49% of Class R2 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Withers Steel Supply, Inc. 401k              5.48% of Class R2 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Barry Landry, MD Profit Sharing Plan         6.50% of Class R2 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

American Structural Metals, Inc 401k         8.09% of Class R2 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Century Concepts, Inc Safe Harbor            9.55% of Class R2 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Media Vista, Inc.                            19.82% of Class R2 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Massachusetts Financial Services, Co.        6.04% of Class R2 shares
Attn: Thomas Hastings, 9th Floor
500 Boylston St.
Boston, MA 02116

The Libman Company 401k Plan                 7.02% of Class R3 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Meridian Textiles Inc 401k Plan              33.38% of Class R3 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

American Skiing Co. 401k Ret. Plan           9.54% of Class R4 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Cohber Press, Inc. Emp Sav & PSP             39.10% of Class R4 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

MGM Mirage 401k Ret Sav Plan                92.12% of Class R5 shares
3400 Las Vegas Blvd S
Las Vegas, NV 89109

Merrill Lynch Pierce Fenner & Smith, Inc.   5.45% of Class A shares
For the Sole Benefit of Its Customers       5.67% of Class B shares
4800 Deer Lake Dr E.                        22.36% of Class C shares
Jacksonville, FL 32246                      7.04% of Class R shares

MFS 529 Savings Plan                        100% of Class 529A shares
500 Boylston St.                            100% of Class 529B shares
Boston, MA 02116                            100% of Class 529C shares

     MFS MODERATE ALLOCATION FUND

Merrill Lynch Pierce Fenner & Smith Inc.    5.58% of Class B shares
For the Sole Benefit of Its Customers       26.49% of Class C shares
4800 Deer Lake Dr E                         14.97% of Class R shares
Jacksonville, FL 32246

Dean Foods 401k Plan                        62.32% of Class I shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Dean Foods Union 401k Plan                  11.05% of Class I shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

TRS MFS Def Contribution Plan               6.37% of Class I shares
c/o Mark Leary
MFS Investment Management, Inc.
500 Boylston St., 6th Floor
Boston, MA 02116

Rich 401k Plan                              11.31% of Class I shares
Attn: Laura Bowers
One Robert Rich Way
PO Box 245
Buffalo, NY 12420

MFS 529 Savings Plan                        100% of Class 529A shares
500 Boylston St.                            100% of Class 529B shares
Boston, MA 02116                            100% of Class 529C shares

North Bay Construction Inc P/S Plan         5.63% of Class R shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

William F. Walsh, Inc 401k Plan             7.06% of Class R1 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

J&D Builders, Inc. 401k PSP                 6.66% of Class R1 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Av-Tech Industries, Inc. 401k PSP           6.30% of Class R1 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Linwood Mining Employees 401k Plan          10.46% of Class R2 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

The National bank of Texas @ Fort Worth     12.69% of Class R2 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Century Concepts Inc Safe Harbor            25.20% of Class R2 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Media Vista Inc.                            11.01% of Class R2 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Procacci Brothers Sales Corp. PSP           11.19% of Class R3 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Wilkins & Madden, PA PSP & Trust            5.92% of Class R3 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Hack Piro O'Day Merklinger Wallace          7.08% of Class R3 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Poulin Grain Inc 401k PSP                   6.11% of Class R3 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Seacoast Ortho & Sports Medicine            5.92% of Class R4 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Acton Medical Assoc PC 401k P/S Plan        7.73% of Class R4 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Dayton Heidelberg/OH Val Wine 401k          6.38% of Class R4 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Anchor Bancorp, Inc PS Rtmt Savings Plan    11.14% of Class R4 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Lattice Group 401k Savings Plan             26.52% of Class R4 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Choice Brands Inc. Asst Comp PSP            6.19% of Class R4 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

MGM Mirage 401k Ret Sav Plan                91.08% of Class R5 shares
3400 Las Vegas Blvd S
Las Vegas, NV 89109

     MFS GROWTH ALLOCATION FUND

Merrill Lynch Pierce Fenner & Smith, Inc.   22.69% of Class C shares
For the Sole Benefit of Its Customers
4800 Deer Lake Dr E
Jacksonville, FL 32246

MFS 529 Savings Plan                        100% of Class 529A shares
500 Boylston St.                            100% of Class 529B shares
Boston, MA 02116                            100% of Class 529C shares

Dean Foods 401k Plan                        48.93% of Class I shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Dean Foods Union 401k Plan                  8.49% of Class I shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

TRS MFS Def Contribution Plan               18.07% of Class I shares
c/o Mark Leary
MFS Investment Management, Inc.
500 Boylston St., 6th Floor
Boston, MA 02116

TRS MFS 401k Plan                           8.85% of Class I shares
c/o Mark Leary
MFS Investment Management, Inc.
500 Boylston St., 6th Floor
Boston, MA 02116

Rich 401(k) Plan                            11.15% of Class I shares
Attn: Laura Bowers
One Robert Rich Way
PO Box 245
Buffalo, NY 14240

Bio-Cat, Inc. 401(k) Profit Sharing         17.01% of Class R1 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Upchurch Kimbrough Management, Co.          11.41% of Class R2 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

North Oaks Pediatric Clinic PSP             13.22% of Class R2 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Good Fulton & Farrell Architects            13.58% of Class R2 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Wright Employees Profit Sharing Plan        26.75% of Class R2 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Classic Distributing Ret Sav Plan           7.83% of Class R3 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

American Skiing Co. 401k Ret Plan           5.81% of Class R4 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Harry C. Crooker & Sons, Inc 401k PSP       6.54% of Class R4 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

New England Life Care 403b Retmt Plan       5.36% of Class R4 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Cohber Press, Inc. Emp Sav & PSP            11.93% of Class R4 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

MGM Mirage 401k Plan Ret Sav Plan           84.61% of Class R5 shares
3400 Las Vegas Blvd S
Las Vegas, NV 89109

MGM Mirage Deferred Comp Plan               6.19% of Class R5 shares
3400 Las Vegas Blvd S
Las Vegas, NV 89109

     MFS AGGRESSIVE GROWTH FUND

Merrill Lynch Pierce Fenner & Smith, Inc.   20.14% of Class C shares
For the Sole Benefit of Its Customers
4800 Deer Lake Dr E
Jacksonville, FL 32246

Citigroup Global Markets, Inc.              7.12% of Class C shares
SURPAS House Account
Attn: Cindy Tempesta 7th Floor
333 W 34th Street
New York, NY 10001

Dean Foods 401k Plan                        42.88% of Class I shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

TRS MFS Def Contribution Plan               25.24% of Class I shares
c/o Mark Leary
MFS Investment Management
500 Boylston St., 6th Floor
Boston, MA 02116

TRS MFS 401k Plan                           17.10% of Class I shares
c/o Mark Leary
MFS Investment Management
500 Boylston St., 6th Floor
Boston, MA 02116

Rich 401k Plan                              6.36% of Class I shares
Attn: Laura Bowers
One Robert Rich Way
PO Box 245
Buffalo, NY 14240

Morven Partners, LP Employee Sav Pl         5.05% of Class R shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Prince Service & Mfg. PSP & Trust           6.92% of Class R shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

QSAC 403(b) Plan                            7.15% of Class R2 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Barry Landry, MD Profit Sharing Plan        5.75% of Class R2 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Linwood Mining Employees 401(k) Plan        15.77% of Class R2 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Good Fulton & Farrell Architects            8.45% of Class R2 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

The National Bank of Texas @ Ft. Worth      14.66% of Class R2 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Bob's Sparkle Wash, Inc. 401k PSP           10.25% of Class R2 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

David Campbell, MD PA                       13.26% of Class R1 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Kipe Molds, Inc. Retirement Trust           7.52% of Class R1 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

JK Distributors, Inc. 401k Plan             11.62% of Class R1 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Acclamation Ins Mgmt Srvcs 401k PSP         5.42% of Class R3 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Nemi Publishing, Inc 401k PSP Plan          6.61% of Class R3 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Newcorr Packaging LP 401k PSP               6.39% of Class R3 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Westport Shipyard, Inc. 401(k) PSP          6.20% of Class R3 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

American Skiing co. 401k Ret. Plan          5.78% of Class R4 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Coghlin Companies 401k Prft Shrg Pl         6.83% of Class R4 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Dayton Heidelberg/OH Val Wine 401k          10.35% of Class R4 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Cohber Press, Inc. Emp Sav & PSP            8.37% of Class R4 shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

MGM Mirage 401k Ret Sav Plan                78.67% of Class R5 shares
3400 Las Vegas Blvd S
Las Vegas, NV 89109

MGM Mirage Deferred Comp Plan               9.76% of Class R5 shares
3400 Las Vegas Blvd S
Las Vegas, NV 89109

MGM Mirage Deferred Comp Plan II            5.23% of Class R5 shares
3400 Las Vegas Blvd S
Las Vegas, NV 89109

MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MASSACHUSETTS INVESTORS TRUST
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND
MFS(R) BOND FUND
MFS(R) CAPITAL OPPORTUNITIES FUND
MFS(R) CASH RESERVE FUND
MFS(R) CONSERVATIVE ALLOCATION FUND
MFS(R) CORE EQUITY FUND
MFS(R) CORE GROWTH FUND
MFS(R) EMERGING GROWTH FUND
MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) EMERGING MARKETS EQUITY FUND
MFS(R) FLOATING RATE HIGH INCOME FUND
MFS(R) GLOBAL EQUITY FUND
MFS(R) GLOBAL GROWTH FUND
MFS(R) GLOBAL TOTAL RETURN FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND
MFS(R) GOVERNMENT MONEY MARKET FUND
MFS(R) GOVERNMENT SECURITIES FUND
MFS(R) GROWTH ALLOCATION FUND
MFS(R) GROWTH OPPORTUNITIES FUND
MFS(R) HIGH INCOME FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND
MFS(R) INFLATION-ADJUSTED BOND FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND
MFS(R) INTERNATIONAL GROWTH FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND
MFS(R) INTERNATIONAL VALUE FUND
MFS(R) LIFETIME(R) 2010 FUND
MFS(R) LIFETIME(R) 2020 FUND
MFS(R) LIFETIME(R) 2030 FUND
MFS(R) LIFETIME(R) 2040 FUND
MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) LIMITED MATURITY FUND
MFS(R) MID CAP GROWTH FUND
MFS(R) MID CAP VALUE FUND
MFS(R) MODERATE ALLOCATION FUND
MFS(R) MONEY MARKET FUND
MFS(R) MUNICIPAL BOND FUND
MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) MUNICIPAL INCOME FUND
MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) NEW DISCOVERY FUND
MFS(R) NEW ENDEAVOR FUND
MFS(R) RESEARCH BOND FUND
MFS(R) RESEARCH BOND FUND J
MFS(R) RESEARCH FUND
MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) STRATEGIC GROWTH FUND
MFS(R) STRATEGIC INCOME FUND
MFS(R) STRATEGIC VALUE FUND
MFS(R) TECHNOLOGY FUND
MFS(R) TOTAL RETURN FUND
MFS(R) UNION STANDARD EQUITY FUND
MFS(R) UTILITIES FUND
MFS(R) VALUE FUND
MFS(R) MUNICIPAL STATE FUNDS:
AL, AR, CA, FL, GA, MD, MA, MS, NY, NC, PA, SC, TN, VA, WV

           SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION - PART II

EFFECTIVE IMMEDIATELY, THE SECTION ENTITLED "DISCLOSURE OF PORTFOLIO HOLDINGS" IS RESTATED AS FOLLOWS:

The fund has established a policy governing the disclosure of a fund's portfolio holdings which is designed to protect the confidentially of the fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The fund's Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").

Neither MFS nor the fund will receive any compensation or other consideration in connection with its disclosure of fund portfolio holdings.

PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of fund portfolio holdings through required SEC quarterly filings, a fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS may reasonably determine.

The following information is generally available to you on the MFS Web site (MFS.COM):

INFORMATION                         APPROXIMATE DATE OF POSTING TO WEB SITE
---------------------------------------------------------------------------
Fund's top 10 securities holdings   14 days after month end
   as of each month's end
Fund's full securities holdings     29 days after month end
   as of each month's end

Note that the funds or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Not all registered investment companies that are advised by MFS publicly disclose portfolio holdings in the form or on the schedule described above and registered investment companies that are sub-advised by MFS or its affiliates may be subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings. These clients and prospective clients are not subject to the fund's portfolio holdings disclosure policies. Some of these registered investment companies, sub-advised funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar or identical investment objectives and strategies to certain funds. They therefore have potentially substantially similar, and in certain cases nearly identical, portfolio holdings as those funds.

A fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of these agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the fund's Independent Chief Compliance Officer and the Board of Trustees of the fund. MFS also reports to the Board of Trustees of the fund regarding the disclosure of information regarding the fund that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

     - Employees of MFS or MFD (collectively "fund representatives ") disclose non-public portfolio holdings in connection with the day-to-day operations and management of the fund. Full portfolio holdings are disclosed to a fund's custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a fund's pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a fund in the voting of proxies or in connection with litigation relating to fund portfolio holdings. In connection with managing the funds, MFS may use analytical systems provided by third parties who may have access to fund portfolio holdings.

     - Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, fund Representatives may disclose fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

     - Fund Representatives may provide oral or written information ("portfolio commentary") about a fund, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to fund performance. Fund Representatives may also express their views orally or in writing on one or more of a fund's portfolio holdings or may state that a fund has recently purchased or sold one or more holdings.

     - Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the fund, persons considering investing in the fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, fund Representatives may disclose non-public fund portfolio holdings to the recipients identified on Appendix H of this Part II, or permit the recipients identified on Appendix H of this Part II to have access to non-public fund portfolio holdings, on an on-going basis.

This list of recipients on Appendix H is current as of December 19, 2005, and any additions, modifications, or deletions to this list that have occurred since December 19, 2005, are not reflected. The portfolio holdings of the fund which are provided to these recipients, or to which these recipients have access, may be the funds' current portfolio holdings. As a condition to receiving or being provided access to non-public fund portfolio holdings, the recipients listed in Appendix H must agree, or have a duty, to maintain this information in confidence.

EFFECTIVE IMMEDIATELY, THE SECTION ENTITLED "DETERMINATION OF NET ASSET VALUE" IS RESTATED AS FOLLOWS:

The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a fund's net asset value the next business day after such change.

MONEY MARKET FUNDS

Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the fund's compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00 and has delegated to the adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the adviser is responsible for monitoring and notifying the Board of Trustees of circumstances where the net asset value calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders. Under such circumstances, the Board may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

NON-MONEY MARKET FUNDS

Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded.

Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Short-term instruments with a maturity at issuance of 397 days or less are generally valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales reported that day, exchange-traded options are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods.

Swaps are generally valued at a broker-dealer bid quotation.

Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

EFFECTIVE MAY 1, 2006, THE SECTION ENTITLED "LETTER OF INTENT" IS RESTATED AS
FOLLOWS:

LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or Class 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or Class 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application. Subject to acceptance by MFD and the conditions mentioned below, each LOI purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

     Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

     If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to satisfy the higher initial sales charge level for the amount initially purchased. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

EFFECTIVE MAY 1, 2006, THE SECTION ENTITLED "SUBSEQUENT INVESTMENT BY TELEPHONE" IS RESTATED AS FOLLOWS:

SUBSEQUENT INVESTMENT BY TELEPHONE -- Except with respect to R shares, each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this privilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

EFFECTIVE MAY 1, 2006, THE SECTION ENTITLED "REINSTATEMENT PRIVILEGE" IS RESTATED AS FOLLOWS:

REINSTATEMENT PRIVILEGE -- For shares redeemed on or before April 30, 2006, shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or Class 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) within 90 days of the redemption. Effective for shares redeemed on or after May 1, 2006, the reinstatement privilege is eliminated.

In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EFFECTIVE MAY 1, 2006, CATEGORY B "OTHER PLAN WAIVERS" UNDER CATEGORY 1 OF APPENDIX A IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

                                                              SALES CHARGE WAIVED*
                                                     -------------------------------------
                                                     CLASS A   CLASS A   CLASS B   CLASS C
                                                     FESL      CDSC      CDSC      CDSC
------------------------------------------------------------------------------------------
1.   WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF
     ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING
     PARTICIPANT RECORDKEEPING SERVICES ("MFS
     SERVICED PLANS")

     B.   OTHER PLAN WAIVERS

     -    All MFS Serviced Plans.                       X                             X

     -    Transfers due to the eligibility of a         X         X         X         X
          MFS Serviced Plan to move its investment
          into a new share class under certain
          eligibility criteria established from
          time to time by MFD (sales charges
          waived may vary depending upon the
          criteria established by MFD).

     -    Transfer to rollover MFS Prototype IRA        X                             X
          from an MFS Serviced Plan.

     -    Reinvestment of Redemption Proceeds from      X         X
          Class B Shares

          -    Shares acquired by a retirement
               plan whose account application was
               received by MFD on or prior to
               March 30, 2001 where the purchase
               represents the immediate
               reinvestment of proceeds from the
               plan's redemption of its Class B
               shares of the MFS Funds and is
               equal to or exceeds $500,000,
               either alone or in aggregate with
               the current market value of the
               plan's existing Class A shares; or

          -    Shares acquired by a retirement
               plan whose account application was
               received by MFD on or after April
               2, 2001 and before December 31,
               2002 where the purchase represents
               the immediate reinvestment of
               proceeds from the plan's redemption
               of its Class B shares of the MFS
               Funds and is equal to or exceeds
               $1,000,000, either alone or in
               aggregate with current market value
               of the plan's existing Class A
               shares.

EFFECTIVE MAY 1, 2006, CATEGORY B "AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISORS" UNDER CATEGORY 5 OF APPENDIX A IS REPLACED IN ITS ENTIRETY WITH THE
FOLLOWING:

                                                              SALES CHARGE WAIVED*
                                                     -------------------------------------
                                                     CLASS A   CLASS A   CLASS B   CLASS C
                                                     FESL      CDSC      CDSC      CDSC
------------------------------------------------------------------------------------------
5.   OTHER WAIVERS

     B.   AFFILIATES OF AN MFS FUND/CERTAIN
          FINANCIAL ADVISORS

     -    Shares acquired by officers, eligible         X         X         X         X
          directors, employees (including former
          employees) and agents of MFS, Sun Life
          or any of their subsidiary companies.

     -    Shares acquired by trustees and retired       X         X         X         X
          trustees of any investment company for
          which MFD serves as distributor.

     -    Shares acquired by employees, directors,      X         X         X         X
          partners, officers and trustees of any
          subadviser to any MFS Fund.

     -    Shares acquired by certain family             X         X         X         X
          members of any such individual
          identified above and their spouses (or
          legal equivalent under applicable state
          law), and certain trusts, pension,
          profit-sharing or other retirement plans
          for the sole benefit of such persons,
          provided the shares are not resold
          except to the MFS Fund which issued the
          shares.

     -    Shares acquired by employees or               X         X         X         X
          registered representatives (including
          former employees) of financial
          intermediaries or an employee's spouse
          (or legal equivalent under applicable
          state law) or employee's children under
          the age of 21. For employees or
          registered representatives of financial
          intermediaries who established an
          account with MFS prior to May 1, 2006,
          shares acquired by certain family
          members of employees or registered
          representatives of financial
          intermediaries and their spouses or
          domestic partners, and certain trusts,
          pension, profit-sharing or other
          retirement plans for the sole benefit of
          such persons, provided the shares are
          not resold except to the MFS Fund which
          issued the shares.

     -    Shares acquired by institutional clients      X         X         X         X
          of MFS or MFS Institutional Advisors,
          Inc

                  THE DATE OF THIS SUPPLEMENT IS APRIL 1, 2006

MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MASSACHUSETTS INVESTORS TRUST
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND
MFS(R) BOND FUND
MFS(R) CAPITAL OPPORTUNITIES FUND
MFS(R) CASH RESERVE FUND
MFS(R) CONSERVATIVE ALLOCATION FUND
MFS(R) CORE EQUITY FUND
MFS(R) CORE GROWTH FUND
MFS(R) EMERGING GROWTH FUND
MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) EMERGING MARKETS EQUITY FUND
MFS(R) FLOATING RATE HIGH INCOME FUND
MFS(R) GLOBAL EQUITY FUND
MFS(R) GLOBAL GROWTH FUND
MFS(R) GLOBAL TOTAL RETURN FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND
MFS(R) GOVERNMENT MONEY MARKET FUND
MFS(R) GOVERNMENT SECURITIES FUND
MFS(R) GROWTH ALLOCATION FUND
MFS(R) GROWTH OPPORTUNITIES FUND
MFS(R) HIGH INCOME FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND
MFS(R) INFLATION-ADJUSTED BOND FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND
MFS(R) INTERNATIONAL GROWTH FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND
MFS(R) INTERNATIONAL VALUE FUND
MFS(R) LIFETIME(R) 2010 FUND
MFS(R) LIFETIME(R) 2020 FUND
MFS(R) LIFETIME(R) 2030 FUND
MFS(R) LIFETIME(R) 2040 FUND
MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) LIMITED MATURITY FUND
MFS(R) MID CAP GROWTH FUND
MFS(R) MID CAP VALUE FUND
MFS(R) MODERATE ALLOCATION FUND
MFS(R) MONEY MARKET FUND
MFS(R) MUNICIPAL BOND FUND
MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) MUNICIPAL INCOME FUND
MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) NEW DISCOVERY FUND
MFS(R) NEW ENDEAVOR FUND
MFS(R) RESEARCH BOND FUND
MFS(R) RESEARCH BOND FUND J
MFS(R) RESEARCH FUND
MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) STRATEGIC GROWTH FUND
MFS(R) STRATEGIC INCOME FUND
MFS(R) STRATEGIC VALUE FUND
MFS(R) TECHNOLOGY FUND
MFS(R) TOTAL RETURN FUND
MFS(R) UNION STANDARD EQUITY FUND
MFS(R) UTILITIES FUND
MFS(R) VALUE FUND
MFS(R) MUNICIPAL STATE FUNDS:
AL, AR, CA, FL, GA, MD, MA, MS, NY, NC, PA, SC, TN, VA, WV

     SUPPLEMENT TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION - PART II

EFFECTIVE MARCH 1, 2006, APPENDIX G ENTITLED "PROXY VOTING POLICIES AND PROCEDURES" IS HEREBY RESTATED AS FOLLOWS:

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

 SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004, MARCH 15, 2005 AND MARCH
                                     1, 2006

          Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

          The MFS Proxy Voting Policies and Procedures include:

          A.   Voting Guidelines;

          B.   Administrative Procedures;

          C.   Monitoring System;

          D.   Records Retention; and

          E.   Reports.

A.   VOTING GUIDELINES

     1.   GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

               MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

               MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

               As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

               From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

               These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

     2.   MFS' POLICY ON SPECIFIC ISSUES

               ELECTION OF DIRECTORS

               MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (E.G., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

               MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

               MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (E.G., contested elections) ("Majority Vote Proposals").

               MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

          MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

     - Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

     - Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

     - Vest management of the process in the company's independent directors, other than the nominee in question; and

     - Outline the range of remedies that the independent directors may consider concerning the nominee.

               CLASSIFIED BOARDS

               MFS opposes proposals to classify a board (E.G., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

               NON-SALARY COMPENSATION PROGRAMS

               Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

               MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

               MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (I.E., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

               MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

               MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

               EXPENSING OF STOCK OPTIONS

               While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

               EXECUTIVE COMPENSATION

               MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (E.G., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

               EMPLOYEE STOCK PURCHASE PLANS

               MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

               "GOLDEN PARACHUTES"

               From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

               ANTI-TAKEOVER MEASURES

               In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

               MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
     (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (E.G., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

               MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

               REINCORPORATION AND REORGANIZATION PROPOSALS

               When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

               ISSUANCE OF STOCK

               There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (E.G., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

               REPURCHASE PROGRAMS

               MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

               CONFIDENTIAL VOTING

               MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

               CUMULATIVE VOTING

               MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

               WRITTEN CONSENT AND SPECIAL MEETINGS

               Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

               INDEPENDENT AUDITORS

               MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of ANY non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

               BEST PRACTICES STANDARDS

               Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

               SOCIAL ISSUES

               There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (E.G., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

               The laws of various states may regulate how the interests of certain clients subject to those laws (E.G., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

               FOREIGN ISSUERS

               MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

               In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (E.G., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (E.G., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B.   ADMINISTRATIVE PROCEDURES

     1.   MFS PROXY REVIEW GROUP

               The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

               a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

               b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

               c. Considers special proxy issues as they may arise from time to time.

     2.   POTENTIAL CONFLICTS OF INTEREST

               The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

               In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

               a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and
                    (iii) MFS institutional clients (the "MFS Significant Client List");

               b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

               c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

               d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

               The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

     3.   GATHERING PROXIES

               Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

               MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

     4.   ANALYZING PROXIES

               Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

               As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (E.G., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

               As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

     5.   VOTING PROXIES

               In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.   MONITORING SYSTEM

               It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number

----------
(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

     of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

               When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.   RECORDS RETENTION

               MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E.   REPORTS

               MFS FUNDS

               MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

               ALL MFS ADVISORY CLIENTS

               At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

               Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                  THE DATE OF THIS SUPPLEMENT IS MARCH 1, 2006.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MASSACHUSETTS INVESTORS TRUST
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND
MFS(R) BOND FUND
MFS(R) CAPITAL OPPORTUNITIES FUND
MFS(R) CASH RESERVE FUND
MFS(R) CONSERVATIVE ALLOCATION FUND
MFS(R) CORE EQUITY FUND
MFS(R) CORE GROWTH FUND
MFS(R) EMERGING GROWTH FUND
MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) EMERGING MARKETS EQUITY FUND
MFS(R) FLOATING RATE HIGH INCOME FUND
MFS(R) GLOBAL EQUITY FUND
MFS(R) GLOBAL GROWTH FUND
MFS(R) GLOBAL TOTAL RETURN FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND
MFS(R) GOVERNMENT MONEY MARKET FUND
MFS(R) GOVERNMENT SECURITIES FUND
MFS(R) GROWTH ALLOCATION FUND
MFS(R) GROWTH OPPORTUNITIES FUND
MFS(R) HIGH INCOME FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND
MFS(R) INFLATION-ADJUSTED BOND FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND
MFS(R) INTERNATIONAL GROWTH FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND
MFS(R) INTERNATIONAL VALUE FUND
MFS(R) LIFETIME(R) 2010 FUND
MFS(R) LIFETIME(R) 2010 FUND
MFS(R) LIFETIME(R) 2020 FUND
MFS(R) LIFETIME(R) 2030 FUND
MFS(R) LIFETIME(R) 2040 FUND
MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) LIMITED MATURITY FUND
MFS(R) MID CAP GROWTH FUND
MFS(R) MID CAP VALUE FUND
MFS(R) MODERATE ALLOCATION FUND
MFS(R) MONEY MARKET FUND
MFS(R) MUNICIPAL BOND FUND
MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) MUNICIPAL INCOME FUND
MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) NEW DISCOVERY FUND
MFS(R) NEW ENDEAVOR FUND
MFS(R) RESEARCH BOND FUND
MFS(R) RESEARCH BOND FUND J
MFS(R) RESEARCH FUND
MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) STRATEGIC GROWTH FUND
MFS(R) STRATEGIC INCOME FUND
MFS(R) STRATEGIC VALUE FUND
MFS(R) TECHNOLOGY FUND
MFS(R) TOTAL RETURN FUND
MFS(R) UNION STANDARD EQUITY FUND
MFS(R) UTILITIES FUND
MFS(R) VALUE FUND
MFS(R) MUNICIPAL STATE FUNDS:
AL, AR, CA, FL, GA, MD, MA, MS, NY, NC, PA, SC, TN, VA, WV

           SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION - PART II

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED UNDER CATEGORY 5 "OTHER WAIVERS" IN APPENDIX A TO PART II OF THE SAI:

                                                   SALES CHARGE WAIVED*
                                           -------------------------------------
                                           CLASS A   CLASS A   CLASS B   CLASS C
                                           FESL      CDSC      CDSC      CDSC
                                           -------   -------   -------   -------
L. MISCELLANEOUS

In connection with settlements reached        X
between certain broker/dealers and the
NASD, SEC and/or other regulatory bodies regarding sales of class B and class C shares in excess of certain dollar thresholds, the funds will, at times, permit shareholders who are clients of these firms to redeem class B and class
C shares of the fund and concurrently
purchase class A shares without paying
an initial sales charge.


                THE DATE OF THIS SUPPLEMENT IS FEBRUARY 24, 2006

STATEMENT OF ADDITIONAL INFORMATION

PART II


Part II of this SAI, updated through January 1, 2006, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this
Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


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TABLE OF CONTENTS
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                                                                            PAGE

I    Management of the Fund ...............................................   1
     Trustees/Officers ....................................................   1
     Investment Adviser ...................................................   1
     Administrator ........................................................   2
     Custodian ............................................................   2
     Shareholder Servicing Agent ..........................................   3
     Distributor ..........................................................   3
     Program Manager ......................................................   3
     Codes of Ethics ......................................................   3
II   Principal Share Characteristics ......................................   3
     Class A, Class 529A and Class J Shares ...............................   4
     Class  B,  Class  529B,  Class C, Class 529C, Class R, Class R1,
     Class R2, Class R3, Class R4, Class R5 and Class I Shares ............   4
     Waiver of Sales Charges ..............................................   4
     Financial Intermediary Commissions and Concessions ...................   5
     General ..............................................................   5
III  Distribution Plan ....................................................   5
     Rule 12b-1 Plan ......................................................   5
     Features Common to Each Class of Shares ..............................   5
     Features Unique to Each Class of Shares ..............................   6
IV   Investment Techniques, Practices, Risks and Restrictions..............   7
V    Net Income and Distributions .........................................   7
     Money Market Funds ...................................................   7
     Other Funds ..........................................................   8
VI   Tax Considerations ...................................................   8
     The Treatment of the Fund ............................................   8
     Taxation of Shareholders .............................................   9
     Special Rules for Municipal Fund Distributions .......................  13
     Special Considerations for 529 Share Classes .........................  14
VII  Portfolio Transactions and Brokerage Commissions .....................  14
VIII Disclosure of Portfolio Holdings .....................................  16
IX   Determination of Net Asset Value .....................................  17
     Money Market Funds ...................................................  17
     Other Funds ..........................................................  18
X    Shareholder Services .................................................  18
     Investment and Withdrawal Programs ...................................  18
     Exchange Privilege ...................................................  20
     Tax-Deferred Retirement Plans ........................................  22
     Qualified Tuition Programs ...........................................  23
XI   Description of Shares, Voting Rights and Liabilities .................  23
     Appendix A -- Waivers of Sales Charges ............................... A-1
     Appendix B -- Financial Intermediary Commissions and Concessions ..... B-1
     Appendix C -- Investment Techniques, Practices and Risks ............. C-1
     Appendix D -- Description of Bond Ratings ............................ D-1
     Appendix E -- Trustees and Officers -- Identification and Background . E-1
     Appendix F -- Investment Restrictions ................................ F-1
     Appendix G -- Proxy Voting Policies and Procedures ................... G-1
     Appendix H -- Recipients of Non-Public Portfolio Holdings on an
                   Ongoing Basis .......................................... H-1

I    MANAGEMENT OF THE FUND

     TRUSTEES/OFFICERS
     BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees have appointed several persons to serve as "Advisory Trustees", each of whom have been nominated by the Trustees for election as Trustees by shareholders.

     TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.

     TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred benefit plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred benefits will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

       Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

     INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.


     INVESTMENT ADVISER
     The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial, Inc. (a diversified financial services organization).


       MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies described in Appendix G to this Part II. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available without charge by visiting mfs.com and clicking on "Proxy Voting" and by visiting the SEC's website at http://www.sec.gov.

     INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

       The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

       The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non- recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

       The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

       The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

       The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.

     ADMINISTRATOR
     MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets.


       Each Fund pays MFS an administrative fee consisting of a fixed amount of $10,000 plus a fee of up to the following annual percentage rates of the Fund's average daily net assets:

       First $2 billion                         0.01101%
       Next $2.5 billion                        0.00816%
       Next $2.5 billion                        0.00038%
       In excess of $7 billion                  0.00000%

       In addition, MFS is responsible for providing certain plan administration and services with respect to Class R1, Class R2, Class R3, Class R4 and Class R5 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R1, Class R2, Class R3, Class R4, and Class R5 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual plan administration and service fee solely from the assets attributable to shares of each R share class to MFS for the provision of these services in an amount equal to 0.45% for Class R1 shares, 0.40% for Class R2 shares, 0.25% for Class R3 shares, 0.15% for Class R4 shares, and 0.10% for Class R5 shares. MFS has agreed in writing to waive the retirement plan administration and service fee to 0.35% for class R1 shares, 0.25% for class R2 shares, and 0.15% for class R3 shares until at least September 30, 2007.


     CUSTODIAN
     State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.


     SHAREHOLDER SERVICING AGENT
     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee from the Funds designated to achieve a target pre-tax annual profit margin. Taking into account this goal, effective January 1, 2006, each Fund (except Funds investing primarily in other MFS Funds) pays MFSC a fee based on its average daily net assets equal to 0.1055%. Such fee rate shall continue until modified by agreement between the Funds and MFSC, taking into account MFSC's pre-tax profit margin target.

       In addition, MFSC is reimbursed by the Funds for certain expenses incurred by MFSC on behalf of the Funds. These reimbursements include payments made under agreements with third parties that provide omnibus accounting, network, sub-transfer agency and other shareholder services, including without limitation recordkeeping, reporting and transaction processing services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party. MFSC is also reimbursed for certain out-of-pocket expenses, such as costs related to mailing shareholder statements or to shareholder inquiries, incurred by MFSC in performing the services described above.


       MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. State Street Bank and Trust Company has contracted with MFSC to perform dividend disbursing agent functions for the Funds.

     DISTRIBUTOR
     MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

     PROGRAM MANAGER
     MFD serves as program manager for a qualified tuition program under Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs. MFD may retain this entire amount or may pay or "reallow" all or a portion of it to third parties that provide program manager services.

     CODES OF ETHICS
     The Fund and its Adviser and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the "1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. These codes are on file with, and are available from, the Securities and Exchange Commission (the "SEC"). These codes can be reviewed and copied at the:

         Public Reference Room
         Securities and Exchange Commission
         Washington, D.C. 20549-0102

     Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes also are available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of these codes may be obtained, upon payment of a duplicating fee, by electronic request to the following e- mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

II   PRINCIPAL SHARE CHARACTERISTICS
     Set forth below is a description of Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class I and Class J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.

       The term "financial intermediary" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

     CLASS A, CLASS 529A AND CLASS J SHARES
     MFD acts as a distributor in selling Class A, Class 529A and Class J shares of the Fund to financial intermediaries. The public offering price of Class A, Class 529A and Class J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, Class 529A and Class J share of the Fund is calculated by dividing the net asset value of a share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge may be reduced or waived with respect to certain purchase amounts and pursuant to certain shareholder programs (see "Shareholder Services" below and Appendix A). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

       In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:

     o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

       > the plan had established an account with MFSC; and

       > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

          + The employer had at least 25 employees; or

          + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

     o Investment in Class A shares by certain retirement plans subject to ERISA, if

       > The retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services;

       > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

       > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

     o Investments in Class A shares by certain retirement plans subject to ERISA, if

       > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

       > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; and

       > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
         PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY;

     o Investment in Class A shares by certain retirement plans subject to ERISA, if

       > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

       > The plan records are maintained on a pooled basis by MFSC; and

       > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

     CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R, CLASS R1, CLASS R2, CLASS R3, CLASS R4, CLASS R5, AND CLASS I SHARES MFD acts as distributor in selling Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

     WAIVER OF SALES CHARGES
     In certain circumstances, the initial sales charge imposed upon purchases of Class A and Class 529A shares and the CDSC imposed upon redemptions of Class A, Class B, Class C, Class 529B and Class 529C shares are waived. These circumstances are described in Appendix A of this Part II. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time in their discretion.

     FINANCIAL INTERMEDIARY COMMISSIONS AND CONCESSIONS
     MFD pays commissions and provides concessions to financial intermediaries that sell Fund shares. These financial intermediary commissions and concessions are described in Appendix B of this Part II.

     GENERAL
     Neither MFD nor financial intermediaries are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to financial intermediaries. MFD may benefit from its temporary holding of funds paid to it by financial intermediaries for the purchase of Fund shares.

III  DISTRIBUTION PLAN

     RULE 12B-1 PLAN
     The Trustees have adopted a Distribution Plan for Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4 and Class J shares (the "Distribution Plan") pursuant to
     Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

       The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.

       In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

     FEATURES COMMON TO EACH CLASS OF SHARES
     There are features of the Distribution Plan that are common to each Class of shares, as described below.

     SERVICE FEES -- The Distribution Plan provides that the Fund shall pay MFD a service fee equal on an annual basis to up to a maximum of 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") as compensation for shareholder servicing and account maintenance activities. At its discretion, MFD may in turn pay all or a portion of these fees to financial intermediaries that perform shareholder servicing and/or account maintenance activities. Shareholder servicing and account maintenance activities may include, but are not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. The service fees payable by MFD to any financial intermediary may be subject in whole or in part to such minimum account or payment requirements or other standards as MFD may set in its discretion. MFD or its affiliates are entitled to retain all or any portion of the service fees payable under the Distribution Plan, including when MFD is the broker of record or when a shareholder has not designated a broker of record, or for which the minimum account or payment requirements or other standards have not been met.

     DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and financial intermediaries for their expenses incurred in connection with the distribution of Fund shares, including, but not limited to, commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment, payments made to wholesalers employed by MFD (employees may receive additional compensation if they meet certain targets for sales of the MFS Funds), and other distribution- related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

     OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

       The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

     FEATURES UNIQUE TO EACH CLASS OF SHARES
     There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.

     CLASS A AND CLASS 529A SHARES -- Class A and Class 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.

       The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.10% of Class A shares' average daily net assets and up to 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution- related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD (e.g., MFD pays commissions to financial intermediaries with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     CLASS B AND CLASS 529B SHARES -- Class B and Class 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD generally advances to financial intermediaries the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD retains the service fee paid by the Fund with respect to such shares for the first year after purchase and financial intermediaries become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

       Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class B and Class 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to financial intermediaries upon purchase of Class B and Class 529B shares).

     CLASS C AND CLASS 529C SHARES -- Class C and Class 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to financial intermediaries of up to 1.00% of the purchase price of Class C or Class 529C shares purchased through financial intermediaries at the time of purchase. In compensation for this 1.00% commission paid by MFD to financial intermediaries, MFD will retain the 1.00% per annum Class C or Class 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and financial intermediaries will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

       This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to financial intermediaries), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to financial intermediaries) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or Class 529C shares, respectively.

     CLASS R, CLASS R1, CLASS R2, CLASS R3 AND CLASS R4 SHARES -- Class R, Class R1, Class R2, Class R3 and Class R4 shares are offered at net asset value without an initial sales charge or CDSC. Class R, Class R1, Class R2, Class R3 and Class R4 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay the ongoing service fee for Class R, Class R1, Class R2, Class R3 and Class R4 shares to the financial intermediary making the sale or providing certain services to the retirement plan.

       The distribution fee paid to MFD under the Distribution Plan for Class R shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R shares. The distribution fee paid to MFD under the Distribution Plan for Class R1 shares is equal, on an annual basis, to up to 0.50% of the Fund's average daily net assets attributable to Class R1 shares. The distribution fee paid to MFD under the Distribution Plan for Class R2 and Class R3 shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R2 and Class R3 shares. MFD does not receive a distribution fee under the Distribution Plan for Class R4 shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.75% per annum of the average daily net assets of the Fund attributable to Class R1 or 0.50% per annum of the average daily net assets of the Fund attributable to Class R, Class R2, Class R3 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion or all of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.

       The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

IV   INVESTMENT TECHNIQUES, PRACTICES,
     RISKS AND RESTRICTIONS
     Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies to the extent such techiques and practices are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. References to a "Fund" in Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V    NET INCOME AND DISTRIBUTIONS

     MONEY MARKET FUNDS
     The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).


       For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, and (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.


       Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account. Any capital gains are distributed at least annually.

       It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

     OTHER FUNDS
     Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.


VI   TAX CONSIDERATIONS
     The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact of investment in the Fund may have on their own tax situations.

     TAX TREATMENT OF THE FUND
     FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code.

       In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

         (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

         (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

         (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships. In the case of the Fund's investment in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

       In general, for purposes of the 90% income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (which is defined as any partnership (i) whose interests are traded on an established securities market or whose interests are readily traded on a secondary market or the substantial equivalent there of and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph
     (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

       As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.

       If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

     TAXATION OF SHAREHOLDERS
     TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and "Capital Gain Dividends" (as defined below) they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.

       For taxable years beginning before January 1, 2009, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Payments in lieu of dividends, such as pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.

       In general, distribution of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income for that taxable year, then 100% of the Fund's dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income. For this purpose, in the case of a sale or other disposition of the Fund of stock or securities, the only gain included in the term "gross income" is the excess of net short-term capital gain from such sales or dispositions over the net long-term capital loss from such sales or dispositions.

       Properly designated distributions of net capital gain (i.e., the excess of net long-term capital gain over the net short-term capital loss) ("Capital Gains Dividends"), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

       Long-term capital gain rates applicable to individuals have been temporarily reduced for taxable years beginning before January 1, 2009.

       Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

       Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     CAPITAL LOSS CARRYOVERS-- Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to a Fund are shown in the notes to the financial statements for the Fund.

     DIVIDENDS-RECEIVED DEDUCTION-- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

     DISPOSITION OF SHARES-- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends made with respect to those shares.

     SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS -- Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     U.S. TAXATION OF NON-U.S. PERSONS -- In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person") within the meaning of the Code (such shareholder, a "Non-U.S. Person") are subject to withholding of U.S federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) distributions (other than distributions to a Non-U.S. Person
     (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Person and the Non-U.S. Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Person (an "interest-related dividend"), and (ii) distributions (other than distributions to an individual Non-U.S. Person who is present in the United States for a period or periods aggregating 183 day or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses (a "short-term capital gain dividend"), in each such case to the extent such distributions are properly designated by the Fund. This provision will first apply to the Fund (1) with respect to its direct portfolio investments (if any) in its taxable year beginning after December 31, 2004 and, (2) with respect to the Fund's investments in underlying funds (if any), with respect to distributions from such underlying funds in their taxable years beginning after December 31, 2004 that are received by the Fund in its taxable year beginning after December 31, 2004. The Fund does not currently intend to designate distributions as interest-related dividends or as short-term capital gain dividends except with respect to the MFS Research Bond Fund J shares. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

       If a beneficial holder who is a Non-U.S. Person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

       Tax legislation enacted in 2004 modifies the tax treatment of distributions from the Fund that are paid to a Non-U.S. Person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under this legislation, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to Non-U.S. Persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") will give rise to an obligation for those Non-U.S. Persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

       Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or
     (iii) the shares constitute USRPIs (effective for taxable years of the Fund beginning after December 31, 2004) or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange or USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50% in value of its stock held directly or indirectly by Non-U.S. Persons.

     BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including Capital Gain Dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

     FOREIGN INCOME TAXATION OF A NON-U.S. PERSON -- Distributions received from the Fund by a Non-U.S. Person may also be subject to tax under the laws of their own jurisdictions.

     STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

     CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

     OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, futures contracts, forward contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, futures contracts, forward contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the diversification requirements of Subchapter M of the Code.

     FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

     FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

       If more than 50% of the total assets of a fund are represented by direct investments in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund. In addition, the fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing, amount, or character of the fund's distributions.

     UNDERLYING FUNDS -- If the Fund invests all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds' income and gains and gains and losses on the dispositions of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund (i.e., long-term capital gains, eligibility for the foreign tax credit, eligibility for exempt interest dividends, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

       If the Fund received dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as "qualified dividend income," then the Fund is permitted in turn to designate a portion of its distributions as "qualified dividend income" as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

       Depending on the Fund's percentage ownership in an underlying fund before and after a redemption of shares of such underlying fund, such a redemption may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest. It is possible that such a dividend will qualify as "qualified dividend income"; otherwise, it will be taxable as ordinary income.

       The fact that a Fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (2) short- term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds. Furthermore, if the Fund invests in an underlying fund, it will not, under current law, receive or pass through USRPI Distributions as a result of such investment; this result may be changed by future regulations.

       Under the current law, a fund of funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. A fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

     SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
     The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

     TAX-EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt- interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends will increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

     TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable as ordinary income (including interest from any obligations that lose their federal tax exemption and, subject to a de minimis exception, when a bond purchased at a price less than its stated redemption price at maturity (a so-called "market discount bond") matures or is disposed of by the Municipal Fund) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.

     CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED TAX-EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

     CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Municipal Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. You should consult your tax advisor to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

     CONSEQUENCES OF REDEEMING SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

     STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES
     The following special consideration applies specifically to the ownership of a Fund's 529 classes through a tuition program that qualifies under
     Section 529 of the Code.

       The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning before January 1, 2011. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

       Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

     TAX SHELTER REPORTING -- Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

VII  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

       In connection with the selection of broker dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in that and other transactions.

       In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker-dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

       As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

       The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

       Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Adviser may use brokerage commissions from the Fund's portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

       The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid. The Research received may be useful and of value to the Adviser in serving both the Fund and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Fund effects securities transactions may be used by the Adviser in connection with the Fund. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

       From time to time, the Adviser prepares a list of broker-dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each of these research firms, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Fund has an obligation to any Research Firm if the amount of brokerage commissions paid to the research firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

       If the Adviser determines that any service or product has a mixed use, (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

       Certain Funds have entered into an arrangement under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive a credit for part of the brokerage commission paid, which is applied against expenses of the Funds. In addition, the Funds have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent, State Street Bank and Trust Company.

       In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


       In certain instances there may be securities that are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) private funds or accounts principally owned by the Adviser's officers and/or employees or the Trust's employees or Trustees; and (2) any accounts owned beneficially solely by the Adviser or any direct or indirect subsidiary of the Adviser. However, these policies do not prohibit allocations to funds or accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc. or Sun Life Financial, Inc. or their affiliates other than the Adviser and its direct and indirect subsidiaries.

       It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.


VIII DISCLOSURE OF PORTFOLIO HOLDINGS.


     The Funds have established a policy governing the disclosure of a Fund's portfolio holdings which is designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Funds' Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").


       Registered investment companies that are sub-advised by MFS may be subject to different portfolio holdings disclosure policies, and neither MFS nor the Board of Trustees of the Funds exercises control over such policies. In addition, separate account and unregistered product clients of MFS have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings, and are not subject to the Funds' portfolio holdings disclosure policies. Some of the funds that are sub-advised by MFS and some of the separate accounts and unregistered products managed by MFS have substantially similar or identical investment objectives and strategies to the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

       Neither MFS nor the Funds will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

     PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine. Each Fund's prospectus describes, to the extent applicable, the type of information that is disclosed on MFS' website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

       A Fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information,
     (b) the day after the Fund makes such information available on its website (assuming that it discloses in its prospectus that such information is available on its website), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

     DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information (such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media), and MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS and its affiliates.

       In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Funds' Independent Chief Compliance Officer and the Board of Trustees of the Funds. MFS also reports to the Board of Trustees of the Funds regarding the disclosure of information regarding the Funds that is not publicly available.

       Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

     o Employees of MFS or MFD (collectively "Fund representatives") disclose non- public portfolio holdings in connection with the day-to-day operations and management of the Funds. Full portfolio holdings are disclosed to a Fund's custodians, independent registered accounting firm and financial printers. Portfolio holdings are disclosed to a Fund's pricing service vendors and broker- dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

     o Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of Fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

       In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund Representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

     o Fund Representatives may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund Representatives may also express their views orally or in writing on one or more of a Fund's portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

     o Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

       The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

     ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, Fund Representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix H of this Part II, or permit the recipients identified on Appendix H of this Part II to have access to non-public Fund portfolio holdings, on an on-going basis.


       This list of recipients on Appendix H is current as of December 19, 2005, and any additions, modifications or deletions to this list that have occurred since December 19, 2005 are not reflected. The portfolio holdings of the Funds which are provided to these recipients, or to which these recipients have access, may be the Funds' current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix H must agree or have a duty to maintain this information in confidence.


IX   DETERMINATION OF NET ASSET VALUE
     The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class.

     MONEY MARKET FUNDS


       Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the fund's compliance with Rule 2a-7 of the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument. The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00. If the Board of Trustees determines that net asset value calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders, it may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

     OTHER FUNDS

       Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the advisor are valued as described below.

       Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales during the day, equity securities are generally valued at the last quoted bid price as reported by an independent pricing service on the market or exchange on which they are primarily traded.

       Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated bid price as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer- supplied valuations and electronic data processing techniques which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

       Short-term instruments with a maturity at issuance of 365 days or less are generally valued at amortized cost, which approximates market value.

       Exchange-traded options are generally valued at the last sale or closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales during the day, exchange-traded options are generally valued at the last quoted bid price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued as reported by an independent pricing service or on the basis of quotations obtained from brokers and dealers. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

       Futures contracts are generally valued at settlement price as reported by an independent pricing service on the exchange on which they are primarily traded. For futures contracts in which there were no sales during the day, futures contracts are generally valued at the last quoted bid price as reported by an independent pricing service on the exchange on which they are primarily traded.

       Forward foreign currency contracts are generally valued at the mean of bid and asked prices based on rates reported by an independent pricing service.

       Swaps are generally valued on the basis of quotations from brokers and dealers.

       Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued on the basis of information from brokers and dealers.

       The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars based upon exchange rates provided by an independent source.

       When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, in valuing securities that trade principally on foreign markets events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.


X    SHAREHOLDER SERVICES

     INVESTMENT AND WITHDRAWAL PROGRAMS
     The Fund makes available certain programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are generally described in the prospectus and additional details regarding certain of these programs are set forth below. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or Class 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held with the Fund in the name of your financial intermediary or if your investment in the Fund is made through a retirement plan or 529 tuition program. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

     LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or Class 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or Class 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each LOI purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

       Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36- month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

       If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


     SUBSEQUENT INVESTMENT BY TELEPHONE -- Except with respect to R shares, each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000, provided that the maximum purchase amount for Class B and Class 529B shares is $99,999. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this privilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


     DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

     SYSTEMATIC WITHDRAWAL PLAN -- Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

     GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or Class 529A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

     AUTOMATIC EXCHANGE PLAN -- Except with respect to Class R shares shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made in up to six different MFS funds. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

       Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

       A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

     REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or Class 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge).

       In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

     EXCHANGE PRIVILEGE
     Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.

     EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, a pro rata portion of the CDSC will carry over to the acquired shares.


     EXCHANGES INVOLVING THE MFS MONEY MARKET FUND -- Class A and Class I shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of a Fund held by a retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) may be exchanged for shares of the MFS Money Market Fund; except as noted below, this exchange privilege does not apply to eligible retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). Class R and Class R3 shares of a Fund held by a MFS Serviced Plan on March 31, 2005 may be exchanged for shares of the MFS Money Market Fund.

       Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

     EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, Class C, Class I, Class R (if the retirement plan held Class R shares on March 31, 2005), Class R1, Class R2, Class R3, Class R4 and Class R5 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privileges). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.


     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, Class 529B or Class 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.

     GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 for exchanges made under the automatic exchange plan) or all the shares in the account. There is no minimum exchange amount for the Class R share classes. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses).

       Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from financial intermediaries or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

       Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

     TAX-DEFERRED RETIREMENT PLANS
     Shares of the Fund may be purchased by all types of tax deferred retirement plans. MFD makes available, through financial intermediaries, plans and/or custody agreements, the following:

     o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

     o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

     o Simplified Employee Pension (SEP-IRA) Plans;

     o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

     o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

     o Certain other qualified pension and profit-sharing plans.

       The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. For further details with respect to any plan, including fees charged by the trustee, custodian or MFS (or its affiliates), tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

       An investor should consult with his or her tax advisor before establishing any of the tax-deferred retirement plans described above.

       Shares of Funds that do not offer Class R1, Class R2, Class R3, Class R4 or Class R5 shares are not available for purchase by an MFS Serviced Plan established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B, Class C or Class I shares of a Fund that does not offer Class R1, Class R2, Class R3, Class R4, or Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund that does not offer Class R1, Class R2, Class R3, Class R4, and Class R5 shares.

       For those Funds that offer Class R shares, Class R shares of the Funds are not available for sale to new investors. Shareholders that held Class R shares (formerly Class R1 shares) of a Fund on March 31, 2005 may purchase additional Class R shares of the Fund and may exchange their Class R shares for Class R shares of any other Fund offering Class R shares.

       Class A, Class B and Class C shares of Funds that offer Class R1, Class R2, Class R3, Class R4 and Class R5 shares are not available for sale to MFS Serviced Plans established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B or Class C shares of a Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares.

       MFS Serviced Plans that own Class A, Class B, Class C, Class I or Class R (formerly Class R1) shares of the Funds may be eligible to purchase Class R1, Class R2, Class R3, Class R4, and Class R5 shares of the Funds offering these classes, subject to eligibility criteria established by MFS from time to time, which MFS may waive or change at its discretion.


       MFS and its affiliates are responsible for providing recordkeeping services to the MFS Serviced Plans pursuant to a services agreement entered into between MFS and the sponsor of the MFS Serviced Plans. MFS and its affiliates limit the classes of shares available to the MFS Serviced Plans under the terms of such services agreement. MFS and its affiliates currently offer Class R1, Class R2, Class R3, Class R4, Class R5 and Class I shares to the MFS Serviced Plans and offer Class R shares in certain circumstances as described above.

       Class R1 and Class R2 shares are not available for sale to retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement ("Alliance Plans"; retirement plans other than MFS Serviced Plans or Alliance Plans being referred to as "Investment Only Plans"). MFS may waive this exclusion from time to time at its discretion.

     QUALIFIED TUITION PROGRAMS
     Class 529A, Class 529B and Class 529C shares are only offered in conjunction with qualified tuition programs established in accordance with
     Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, Class 529B or Class 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.


XI   DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
     The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

       Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

       Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.


       The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. Additionally, MFS Series Trust XII, or any series or class of MFS Series Trust XII, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets without any shareholder vote to the extent permitted by applicable law. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.


       The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.

       Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

       The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

       The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

       The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

       The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES
This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administration and any other institutions having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates. The
Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time at their discretion.

WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                              ---------------------------------------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
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1. WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES)
   IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES
   ("MFS SERVICED PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
  A. 401(a) PLANS AND ESP PLANS**
-----------------------------------------------------------------------------------------------------------------------------------

  o To the extent that redemption proceeds are used to pay                                                x         x         x
    expenses (or certain participant expenses) of the 401(a)
    or ESP Plan (e.g., participant account fees).

-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers due to the eligibility of a MFS Serviced Plan to                                  x         x         x         x
    move its investment into a new share class under certain
    eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired pursuant to repayments by retirement plan                                   x         x         x         x
    participants of loans from 401(a) or ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan which established an
    account with x MFSC between July 1, 1996 and
    December 31, 1998.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan whose sponsoring organization                                                              x
    subscribes to the MFS Recordkeeper Plus product and which
    established its account with MFSC on or after January 1,
    1999 (provided that the plan establishment paperwork isP
    received by MFSC in good order on or after November 15,
    1998 and before December 31, 2002). A plan with a pre-
    existing account(s) with any MFS Fund which switches to
    the MFS Recordkeeper Plus product will not become eligible for this waiver category.
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers from a single account maintained for a 401(a)                                               x         x         x
    Plan  to multiple accounts maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------


  o All MFS Serviced Plans.                                                                     x                             x
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers due to the eligibility of a MFS Serviced Plan to                                  x         x         x         x
    move its investment into a new share class under certain
    eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).

-----------------------------------------------------------------------------------------------------------------------------------
  o Transfer to rollover IRA from an MFS Serviced Plan.                                         x                             x
-----------------------------------------------------------------------------------------------------------------------------------
  o Reinvestment of Redemption Proceeds from Class B Shares                                     x         x
     => Shares  acquired  by a retirement plan whose account application was received by MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

     => Shares acquired by a retirement plan whose account application was received by MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.
-----------------------------------------------------------------------------------------------------------------------------------
2. WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
  A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Where the retirement plan and/or sponsoring organization                                    x         x
    demonstrates to the satisfaction of, and certifies to,
    MFSC that the retirement plan (or multiple plans
    maintained by the same plan sponsor) has, at the time of
    certification or will have pursuant to a purchase order
    placed with the certification, a market value of $500,000
    or more (applies only when the certification was received
    by MFSC on or prior to March 30, 2001) or $1,000,000 or
    more (applies only when the certification is received by
    MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS Funds and aggregate assets of
    at least $10 million; provided, however, that the CDSC
    will not be waived (i.e., it will be imposed) (a) with
    respect to plans which establish an account with MFSC on
    or after November 1, 1997, in the event that the plan
    makes a complete redemption of all of its shares in the
    MFS Family of Funds, or (b) with respect to plans which
    establish an account with MFSC prior to November 1, 1997,
    in the event that there is a change in law or regulations
    which result in a material adverse change to the tax
    advantaged nature of the plan, or in the event that the
    plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is
    liquidated or dissolved; or (iii) is acquired by, merged
    into, or consolidated with any other entity.
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3. WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Death, disability or retirement of 401(a) or ESP Plan                                                 x         x         x
    participant, or death or disability of IRA owner, SRO Plan
    Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
  o Eligible participant distributions, such as distributions                                             x         x         x
    due to death, disability, financial hardship, retirement
    and termination of employment from nonqualified deferred
    compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Loan from 401(a) or ESP Plan.                                                                         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
  o Financial hardship (as defined in Treasury Regulation                                                 x         x         x
    Section 1.401(k)-l(d)(2), as amended from time to time)
    for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Termination of employment of 401(a) or ESP Plan                                                       x         x         x
    participant (excluding, however, a termination of the
    Plan).
-----------------------------------------------------------------------------------------------------------------------------------
  o Tax-free return of excess 401(a) Plan, ESP Plan or IRA                                                x         x         x
    contributions.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions from a 401(a) or ESP Plan that has invested                                             x         x         x
    its assets in one or more of the MFS Funds for more than
    10 years from the later to occur of (i) January 1, 1993 or
    (ii) the date such 401(a) or ESP Plan first invests its
    assets in one or more of the MFS Funds. The sales charges
    will be waived in the case of a redemption of all of the
    401(a) or ESP Plan's shares in all MFS Funds (i.e., all
    the assets of the 401(a) or ESP Plan invested in the MFS
    Funds are withdrawn), unless immediately prior to the
    redemption, the aggregate amount invested by the 401(a) or
    ESP Plan in shares of the MFS Funds (excluding the
    reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP
    Plan's assets in the MFS Funds, in which case the sales
    charges will not be waived.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner,                                                         x
    ESP participant, SRO Plan participant or 401(a) Plan
    participant has attained the age of 59 1/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
  o Certain involuntary redemptions and redemptions in                                                    x         x         x
    connection with certain automatic withdrawals from a
    401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner or the                                                   x         x         x
    401(a), ESP, SRO or SAR-SEP Plan participant, as
    applicable, has attained the age of 701/2 years old, but
    only with respect to the minimum distribution under Code
    rules.
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  B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers to an IRA rollover account where any sales                                                  x         x         x
    charges with respect to the shares being reregistered
    would have been waived had they been redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by retirement plans or trust accounts                                       x         x
    whose financial intermediaries have entered into an
    administrative services agreement with MFD or one of its
    affiliates to perform certain administrative services,
    subject to certain operational and minimum size
    requirements specified from time to time by MFD or one or
    more of its affiliates.
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  D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by an IRA owner if: (i) the purchase                                        x         x
    represents the timely rollover of distribution proceeds
    from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative
    services agreement with MFD or one of its affiliates and
    (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds
    or liquidation of plan investments other than the MFS
    Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
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4. WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
  A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired on behalf of a group, association or                                        x         x         x         x
    employer sponsored plan, pursuant to guidelines created by
    MFD from time to time.
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  B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, CLASS B AND CLASS C SHARES
-----------------------------------------------------------------------------------------------------------------------------------
  o The initial sales charge imposed on purchases of Class                                      x         x         x         x
    529A shares, and the CDSC imposed on certain redemptions
    of Class A, Class B and Class C shares, are waived where
    Class 529A, Class 529B and Class 529C shares are acquired
    following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of
    the same Fund; provided however, that any applicable CDSC
    liability on the Class B or Class C shares redeemed will
    carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of
    time you have owned your Class 529B or Class 529C shares
    will be measured from the date of original purchase of the
    Class B or Class C shares redeemed.
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  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by 529 tuition programs whose sponsors or                                   x         x
    administrators have entered into an administrative
    services agreement with MFD or one of its affiliates to
    perform certain administrative or investment advisory
    services subject to certain operational and minimum size
    requirements specified from time to time by MFD or one or
    more of its affiliates.
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  D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed where the redemption proceeds are used to                                             x         x         x
    pay for qualified higher education expenses, which may
    include tuition, fees, books, supplies, equipment and room and board (see the program description for further
    information on qualified higher education expenses);
    however the CDSC will not be waived for redemptions where
    the proceeds are transferred or rolled over to another
    tuition program.
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  E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
  o  Shares redeemed where the account beneficiary has received                                           x         x         x
     a scholarship, up to the amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
  F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed on account of the death of the                                                                  x         x
    529 plan x x account beneficiary if the shares
    were held solely for the benefit of the
    deceased individual.
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  G. USA COLLEGECONNECT 529 PLAN
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired as a result of the conversion of the USA                                    x         x
    CollegeConnect  529  Plan  to  the  MFS  529  Savings Plan
    (shares  acquired after the conversion are not entitled to a waiver under this category).
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5. OTHER WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired through dividend or capital gain                                            x         x         x         x
    reinvestment.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by automatic reinvestment of distributions                                  x         x         x         x
    of dividends and capital gains of any fund in the MFS
    Funds pursuant to the Distribution Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------
  B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by officers, eligible directors, employees                                  x         x         x         x
    (including former employees) and agents of MFS, Sun Life
    or any of their subsidiary companies.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by trustees and retired trustees of any                                     x         x         x         x
    investment company for which MFD serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees, directors, partners,                                          x         x         x         x
    officers and trustees of any sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees or registered representatives                                  x         x         x         x
    of financial intermediaries.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain family members of any such                                       x         x         x         x
    individual identified above and their spouses or domestic
    partners, and certain trusts, pension, profit-sharing or
    other retirement plans for the sole benefit of such
    persons, provided the shares are not resold except to the
    MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by institutional clients of MFS or MFS                                      x         x         x         x
    Institutional Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed at an MFS Fund's direction due to the                                                 x         x         x
    small size of a shareholder's account.
-----------------------------------------------------------------------------------------------------------------------------------
  D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain bank trust departments or law                                    x         x
    firms acting as trustee or manager for trust accounts
    which have entered into an administrative services
    agreement with MFD and are acquiring such shares for the
    benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
  E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
  o The initial sales charge imposed on purchases of Class A                                    x         x
    shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with
    respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a
    redemption of Class I shares of any of the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
  o Systematic Withdrawal Plan redemptions with respect to up                                                       x         x
    to 10% per year (or 15% per year, in the case of accounts
    registered as IRAs where the redemption is made pursuant
    to Section 72(t) of the Internal Revenue Code of 1986, as
    amended) of the account value at the time of
    establishment.
-----------------------------------------------------------------------------------------------------------------------------------
  G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------

  o Shares redeemed on the account of the death of the account                                                      x         x
    owner (e.g., shares redeemed by the estate or any
    transferee of the shares from the estate) if the shares
    were held solely in the deceased individual's name, or for the benefit of the deceased individual.

-----------------------------------------------------------------------------------------------------------------------------------
  H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
  o  Shares redeemed on account of the disability of the                                                            x         x
    account owner if shares are held either solely or jointly
    in the disabled individual's name, or in a living trust
    for the benefit of the disabled individual (in which case
    a disability certification form is required to be
    submitted to MFSC), or shares redeemed on account of the
    disability of the 529 account beneficiary.
-----------------------------------------------------------------------------------------------------------------------------------
  I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by investments through certain dealers                                      x         x
    (including registered investment advisers and financial
    planners) which have established certain operational
    arrangements with MFD which include a requirement that
    such shares be sold for the sole benefit of clients
    participating in a "wrap" account, mutual fund
    "supermarket" account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------
  J. INSURANCE COMPANY SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by insurance company separate accounts.                                     x         x
-----------------------------------------------------------------------------------------------------------------------------------
  K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------

  o Shares redeemed from TA Plans or bank trust client                                                                        x
    accounts where MFS has not paid an up front commission
    with respect to the sale of the shares, provided that the
    TA Plan or bank trust arrangement meets certain conditions established from time to time by MFS.

-----------------------------------------------------------------------------------------------------------------------------------
 * Includes corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.
** A 403(b) employer sponsored plan.

--------------------
PART II - APPENDIX B
--------------------

    FINANCIAL INTERMEDIARY COMMISSIONS AND
    CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to financial intermediaries by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain financial intermediaries. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.

      As described below, financial intermediaries may receive different sales commissions and other compensation with respect to sales of various classes of Fund shares.

      As used in this Appendix B, MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service, and Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

    CLASS A, CLASS 529A AND CLASS J SHARES
    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, Class 529A and Class J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to financial intermediaries, as shown in Appendix C to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and
    (b) the financial intermediary reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      The following commission structure applies to all sales of Class 529A shares to employer sponsored payroll deduction 529 plans for which the Class 529A initial sales charge is waived: MFD will pay financial intermediaries an upfront commission equal to 0.50% of the investment in Class 529A shares. Financial advisers are eligible to receive the Funds' ongoing Rule 12b-1 service fee immediately with respect to such shares.


      In addition, from time to time, MFD may pay financial intermediaries up to 100% of the applicable sales charge paid by you on purchases of Class A, Class 529A and Class J shares of certain specified Funds sold by financial intermediaries during a specified sales period.


      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS    CUMULATIVE PURCHASE AMOUNT
    ------------------------------------------------------

    1.00%                On the first $2,000,000, plus
    0.80%                Over  $2,000,000  to  $3,000,000, plus
    0.50%                Over  $3,000,000  to $50,000,000, plus
    0.25%                Over $50,000,000

      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    TO FINANCIAL
    ADVISERS                   CUMULATIVE PURCHASE AMOUNT
    --------------------------------------------------------------------------
    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000

      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial intermediaries which are designed to maximize the commissions paid by MFD to financial intermediaries.

    CLASS B AND CLASS 529B SHARES
    For purchases of Class B and Class 529B shares, MFD will pay commissions to financial intermediaries of 3.75% of the purchase price of Class B and Class 529B shares purchased through financial intermediaries. MFD will also advance to financial intermediaries the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a financial intermediary upon the sale of Class B and Class 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to financial intermediaries equal to 3.00% of the amount purchased through such financial intermediaries (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to financial intermediaries, but instead pays an amount to financial intermediaries equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

    CLASS C AND CLASS 529C SHARES
    Except as noted below, for purchases of Class C and Class 529C shares, MFD will pay financial intermediaries 1.00% of the purchase price of Class C and Class 529C shares purchased through financial intermediaries, in which case the financial intermediaries will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.

      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the financial intermediary, but instead pays an amount to the financial intermediary up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.

      For purchases of Class C shares by an Alliance Plan, MFD will pay commissions to the financial intermediary under either option discussed above at the financial intermediary's discretion.

    CLASS R, CLASS R1, CLASS R2, CLASS R3, AND CLASS R4 SHARES For purchases of the following R share classes, MFD pays to financial intermediaries, from payments made by the Fund to MFD under its Distribution Plan attributable to the indicated share class, an amount equaling the percentage per annum of the average daily net assets of the Fund attributable to that retirement plan account ("Distribution Plan Rate"), payable at the rate of up to the indicated percentage at the end of each quarter in arrears ("Quarterly Rate") as follows:

                                        DISTRIBUTION    QUARTERLY
          CLASS                          PLAN RATE         RATE

    Class R1                               0.75%         0.1875%
    Class R, Class R2 and Class R3         0.50%         0.1250%
    Class R4                               0.25%         0.0625%

      In addition, MFD may pay financial intermediaries who sell Class R4 shares an up-front commission equaling up to 0.25% of the first $25 million of a plan's initial investment in Class R4 shares. MFD will not pay any financial intermediary receiving this up-front commission an up- front commission with respect to any subsequent sale of Class R4 shares (subject to MFD waiving this limitation from time to time at its discretion).

    ADDITIONAL PAYMENTS TO FINANCIAL
    INTERMEDIARIES
    Your financial intermediary may receive various forms of compensation from you, the Funds or MFD (for purposes of this section only, together with its affiliates, "MFD") in connection with the sale of shares of a Fund to you or your remaining an investor in a Fund. The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries. The types of payments include:

      o Front-end or contingent deferred sales loads (if applicable), which are payable from your investment to MFD, and all or a portion of which is payable by MFD to financial intermediaries as commissions (described above under "Financial Intermediary Commissions and Concessions");

      o Payments under Rule 12b-1 Plans or Class R2 and Class R3 Administrative Plans and 529 Administrative Services Fees, each of which are asset-based charges paid from the assets of a Fund and allocated to the class of shares to which the plan or fee relates (described above under "Distribution Plan," "Management of the Fund- Program Manager," and "Management of the Fund - Administrator");

      o Shareholder servicing payments for providing omnibus accounting, networking, sub-transfer agency or other shareholder services, which are paid from the assets of a Fund as reimbursement to MFSC for expenses incurred on behalf of the Fund (described above under "Management of the Fund - Shareholder Servicing Agent"); and

      o Payments by MFD out of its own assets. MFD may make these payments in addition to payments described above. Your financial intermediary may receive payments from MFD that fall within one or more of the following categories, each of which is described in greater detail below:

      o Retail Marketing Support Payments;

      o Program Support Payments;

      o Processing Support Payments; and

      o Other Payments.

      These payments may provide an additional incentive to your financial intermediary to actively promote the Funds or cooperate with the MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a share class. You should ask your financial intermediary for information about any payments it receives from MFD or the Funds and any services it provides, as well as about fees and/ or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a Fund's purchase or sale of portfolio securities. However, the Funds and MFS do not consider a financial intermediary's sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

      In determining what types of payments that MFD may make to a financial intermediary, MFD distinguishes between Retail Assets and Program Assets. "Retail Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through a financial intermediary's retail distribution channel. "Program Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through programs such as retirement plan, qualified tuition plan, fund supermarket, fee- based advisory or wrap fee, bank trust department and insurance (e.g., individual or group annuity) programs. A single financial intermediary may receive payments from MFD with respect to both Retail Assets ("Retail Marketing Support Payments") and Program Assets ("Program Support Payments").

      Set forth below under the caption "NASD Member Broker-Dealers Receiving Marketing Support and/or Program Support Payments" is a list of the member firms of the NASD to which MFD expects (as of January 1, 2006) to make Retail Marketing Support and Program Support Payments. Payments may also be made to affiliates of these firms. Any additions, modifications or deletions to the broker-dealers identified in this list that have occurred since January 1, 2006 are not reflected. In addition to member firms of the NASD, MFD also makes Retail Marketing Support and Program Support Payments to other financial intermediaries that sell or provide services to the Funds and shareholders, such as banks, insurance companies and plan administrators. These firms are not listed in this list. You should ask your financial intermediary if it receives Retail Marketing Support or Program Support Payments from MFD.

    RETAIL MARKETING SUPPORT PAYMENTS MFD may make payments for marketing support and/or administrative services to financial intermediaries that sell the Funds, or provide services to the Funds and shareholders, through the financial intermediary's retail distribution channel. In addition to the opportunity to participate in a financial intermediary's retail distribution channel, retail marketing support may include one or more of the following: business planning assistance, educating financial intermediary personnel about the Funds, assistance with Fund shareholder financial planning, placement on the financial intermediary's preferred or recommended fund list, access to sales representatives and management representatives of the financial intermediary, and administrative and account maintenance services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. MFD generally does not make retail marketing support payments to a financial intermediary in an amount that exceeds, on an annual basis for any calendar year, the sum of 0.10% of that financial intermediary's total sales of the Funds (with respect to both Retail Assets and Program Assets), and 0.05% of the total Fund assets attributable to that financial intermediary (with respect to the aggregate of both Retail Assets and Program Assets). Since this restriction on Retail Marketing Support Payments is based upon both Retail Assets and Program Assets, the Retail Marketing Support Payments may be greater than if such payments were calculated only on the basis of Retail Assets attributable to the financial intermediary. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Retail Marketing Support Payments made under an existing agreement with Linsco/Private Ledger Corp. ("LPL") are not subject to the above restrictions, but payments to LPL on Retail Assets will not exceed, on an annual basis for any calendar year, 0.15% of the total Fund assets (Retail Assets and Program Assets) attributable to LPL. Retail Marketing Support Payments may be in addition to other payments to a financial intermediary, including "Program Support Payments" described below.

    PROGRAM SUPPORT PAYMENTS MFD may make payments for administrative services and/or marketing support to certain financial intermediaries that sell the Funds or provide services to MFD, the Funds or shareholders of the Funds, through programs such as retirement plan, qualified tuition plan, fund supermarket, fee-based advisory or wrap fee, bank trust program and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's program, program support may include one or more of the following, which will vary depending upon the nature of the program: participant or shareholder record-keeping, reporting or transaction processing, program administration, fund/investment selection and monitoring, enrollment and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. Program support payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the Program Assets attributable to that financial intermediary. This limitation is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Program Support Payments may be in addition to other payments to a financial intermediary, including "Retail Marketing Support Payments" described above.

    PROCESSING SUPPORT PAYMENTS MFD may make payments to certain financial intermediaries that sell Fund shares (Retail Assets and/or Program Assets) to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

    OTHER PAYMENTS From time to time, MFD, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of MFS Fund shares (Retail Assets and/or Program Assets). Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD's policies and applicable law. These payments may vary depending upon the nature of the event.

    NASD MEMBER BROKER-DEALERS RECEIVING MARKETING SUPPORT AND/OR PROGRAM SUPPORT PAYMENTS
    NASD member broker-dealers (including their respective affiliates) receiving marketing support and/or program support payments as of January 1, 2006:

    A. G. Edwards & Sons
    ABN AMRO
    ADP / Scudder
    AIG Network
    American Express
    American United Life
    Amvescap
    Banc One Securities Corp.
    Becker & Suffern Ltd.
    Cadaret Grant & Co. Inc.
    Charles Schwab & Co.
    Chase Investment Services
    Citicorp Investments Svcs
    Citigroup - Smith Barney
    Commonwealth Financial
    CUNA Brokerage Svsc
    Fidelity Inst'l Brokerage Group
    Fidelity Inst'l Retirement Services
    HD Vest
    Hewitt Services LLC
    ICMA RC Services LLC
    IFMG Securities Inc.
    ING Network
    Invesmart
    JP Morgan American Century
    Legg Mason Wood and Walker
    Lehman Brothers, Inc.
    Lincoln Life
    LPL
    Mass Mutual Life Insurance Company
    Merrill Lynch
    Metlife Securities
    Mid-Atlantic
    Morgan Stanley DW Inc.
    New York Life Insurance and Annuity Corp
    Northwestern Mutual Investment Services

    Piper Jaffray & Co.

    Prudential Investment Management Services
    Raymond James Associates
    Raymond James Financial Services
    RBC Dain Rauscher
    Robert W. Baird
    Securities America Inc.
    Stanton Group
    State Street Global Markets
    T. Rowe Price
    The 401K Company
    The Vanguard Group
    UBS Financial Services
    UBS Paine Webber
    US Bancorp Investments
    UVEST Financial Services
    Valic Trust Company
    Wachovia Securities, LLC
    Wells Fargo Investments LLC


      Any additions, modifications or deletions to the list of financial intermediaries identified above that have occurred since January 1, 2006 are not reflected.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES
    AND RISKS
    Set forth below is a description of investment techniques and practices which, to the extent such techniques and practices are consistent with their investment objectives and policies, the MFS Funds may generally use in pursuing their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. Reference to a "Fund" on this Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED  SECURITIES:    The  Fund may purchase the following types of
    asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long- term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (GNMA)); or guaranteed by agencies or instrumentalities of the U.S. Government of a U.S. Government sponsored enterprise, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "Fannie Mae") or the Federal Home Loan Mortgage Corporation, ("Freddie Mac") which are backed only by the credit of a U.S. Government agency or instrumentality or a U.S. Government sponsored enterprise (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

      The principal U.S. governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (FHA) insured or Veterans Administration (VA) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Mortgage pass-through securities backed by U.S. Government sponsored enterprises (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include those issued by Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/ servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.

      Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for Freddie Mac's national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      See "U.S. Government Securities" for a description of the increased credit risk associated with investments in securities issued by U.S. Government sponsored enterprises such as Fannie Mae and Freddie Mac (as opposed to those backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness and also may originate loans. When the Fund purchases a loan, the Fund acquires some or all of the interest in such loan held by a bank or other lender. Most loans in which the Fund invests are secured, although some may be unsecured in part or in full. Loans purchased by the Fund may be in default at the time of purchase. Loans that are fully secured should protect the Fund better than unsecured loans in the event of non-payment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

      Loans in which the Fund invests generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

      If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent may be appointed. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

      The Fund may acquire loans by participating directly in a lending syndicate as a lender. Alternatively, the Fund may acquire loans or an interest in loans by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the Fund assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the Fund purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several issues. The Fund must rely on another party not only for the enforcement of the Fund's rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan. The Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the Fund also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

      The Fund also may purchase trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims also may be purchased when such companies are in default.

      The Fund's ability to receive payments of principal, interest and other direct indebtedness in which it invests will depend primarily on the financial condition of the borrower. In selecting loans and other direct indebtedness for purchase by the Fund, the Adviser will rely on its own (and not the original lender's) credit analysis of the borrower. Because the Fund may be required to rely on another party to collect and to pass on to the Fund amounts payable with respect to the loan or other direct indebtedness and to enforce the Fund's rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      The Fund may invest in revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will hold liquid unencumbered assets in an amount sufficient to meet such commitments.

      The Fund may invest in floating rate loans. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase by the Fund may be of lower quality or may have a higher price.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the GNMA, are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), Freddie Mac or Fannie Mae. Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of
    (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long- term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign- denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS
    The Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, credit default swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into credit default swap contracts. The Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). The Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed. Although it may do so, the Fund is not obligated to engage in any of these practices.

      As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

      As the purchaser in a credit default swap contract, the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

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PART II - APPENDIX D
--------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

    Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B: Obligations rated B are considered speculative and are subject to high credit risk.

    Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                         STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                      FITCH

    Investment Grade

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D: Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

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PART II - APPENDIX E
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                               MFS FUNDS BOARD

            TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

The Trustees and officers of the trust, as of January 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                     POSITION(s) HELD          TRUSTEE/OFFICER    PRINCIPAL OCCUPATIONS DURING THE PAST
NAME, DATE OF BIRTH     WITH FUND                 SINCE(1)         FIVE YEARS & OTHER DIRECTORSHIPS(2)
--------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)    Trustee                  February 2004      Massachusetts Financial Services Company,
(born 10/20/63)                                                     Chief Executive Officer, President,
                                                                    Chief Investment Officer and Director
--------------------------------------------------------------------------------------------------------------
Robert C. Pozen(3)      Trustee                  February 2004      Massachusetts Financial Services Company,
(born 08/08/46)                                                     Chairman (since February 2004);
                                                                    Secretary of Economic Affairs, The
                                                                    Commonwealth of Massachusetts (January
                                                                    2002 to December 2002); Fidelity
                                                                    Investments, Vice Chairman (June 2000 to
                                                                    December 2001); Fidelity Management &
                                                                    Research Company (investment adviser),
                                                                    President (March 1997 to July 2001); Bell
                                                                    Canada Enterprises (telecommunications),
                                                                    Director; Medtronic, Inc. (medical
                                                                    technology), Director; Telesat (satellite
                                                                    communications), Director
--------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------
J. Atwood Ives          Trustee and Chair of     February 1992      Private investor; Eastern Enterprises
(born 05/01/36)         Trustees                                    (diversified services company), Chairman,
                                                                    Trustee and Chief Executive Officer (until
                                                                    November 2000)
--------------------------------------------------------------------------------------------------------------
Robert E. Butler        Trustee                  January 2006       Consultant - regulatory and compliance
(born 11/29/41)                                                     matters(4) (since July 2002);
                                                                    PricewaterhouseCoopers LLP (professional
                                                                    services firm), Partner (November 2000-
                                                                    June 2002)
--------------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.  Trustee                  August 1993        Brigham and Women's Hospital, Senior
(born 03/11/37)                                                     Cardiac Surgeon, Chief of Cardiac Surgery
                                                                    (until 2005); Harvard Medical School,
                                                                    Professor of Surgery; Brigham and Women's
                                                                    Hospital Physicians' Organization, Chair
                                                                    (2000 to 2004)
--------------------------------------------------------------------------------------------------------------
David H. Gunning        Trustee                  January 2004       Cleveland-Cliffs Inc. (mining products and
(born 05/30/42)                                                     service provider), Vice Chairman/ Director
                                                                    (since April 2001); Encinitos Ventures
                                                                    (private investment company), Principal
                                                                    (1997 to April 2001); Lincoln Electric
                                                                    Holdings, Inc. (welding equipment
                                                                    manufacturer), Director
--------------------------------------------------------------------------------------------------------------
William R. Gutow        Trustee                  December 1993         Private investor and real estate
(born 09/27/41)                                                        consultant; Capitol Entertainment
                                                                       Management Company (video franchise),
                                                                       Vice Chairman
--------------------------------------------------------------------------------------------------------------
Michael Hegarty         Trustee                  December 2004      Retired; AXA Financial (financial
(born 12/21/44)                                                     services and insurance), Vice Chairman and
                                                                    Chief Operating Officer (until May 2001);
                                                                    The Equitable Life Assurance Society
                                                                    (insurance), President and Chief Operating
                                                                    Officer (until May 2001)
--------------------------------------------------------------------------------------------------------------
Amy B. Lane             Trustee                  January 2004       Retired; Merrill Lynch & Co., Inc.,
(born 02/08/53)                                                     Managing Director, Investment Banking
                                                                    Group (1997 to February 2001); Borders
                                                                    Group, Inc. (book and music retailer),
                                                                    Director; Federal Realty Investment Trust
                                                                    (real estate investment trust), Trustee
--------------------------------------------------------------------------------------------------------------
Lawrence T. Perera      Trustee                  July 1981             Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
--------------------------------------------------------------------------------------------------------------
J. Dale Sherratt        Trustee                  August 1993        Insight Resources, Inc. (acquisition
(born 09/23/38)                                                     planning specialists), President;
                                                                    Wellfleet Investments (investor in health
                                                                    care companies), Managing General Partner
                                                                    (since 1993); Cambridge Nutraceuticals
                                                                    (professional nutritional products), Chief
                                                                    Executive Officer (until May 2001)
--------------------------------------------------------------------------------------------------------------
Laurie J. Thomsen       Trustee                  March 2005         Private investor; Prism Venture
(born 08/05/57)                                                     Partners (venture capital), Co-founder and
                                                                    General Partner (until June 2004); St.
                                                                    Paul Travelers Companies (commercial
                                                                    property liability insurance), Director
--------------------------------------------------------------------------------------------------------------
Robert W. Uek           Trustee                  January 2006       Retired (since 1999); PricewaterhouseCoopers
(born 05/18/41)                                                     LLP (professional services firm), Partner
                                                                    until 1999); Consultant to investment company
                                                                    industry (since 2000); TT International Funds
                                                                    (mutual fund complex), Trustee (since 2000);
                                                                    Hillview Investment Trust II Funds (mutual
                                                                    fund complex), Trustee (since 2000)
--------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------
Maria F. Dwyer(3)       President                November 2005      Massachusetts Financial Services Company,
(born 12/01/58)                                                     Executive Vice President and Chief
                                                                    Regulatory Officer (since March 2004);
                                                                    Fidelity Management & Research Company,
                                                                    Vice President (prior to March 2004);
                                                                    Fidelity Group of Funds, President and
                                                                    Treasurer (prior to March 2004)
--------------------------------------------------------------------------------------------------------------
Tracy Atkinson(3)       Treasurer                September 2005     Massachusetts Financial Services Company,
(born 12/30/64)                                                     Senior Vice President (since September
                                                                    2004); PricewaterhouseCooper s LLP,
                                                                    Partner (prior to September 2004)
--------------------------------------------------------------------------------------------------------------
Christopher R.          Assistant Secretary and  July 2005          Massachusetts Financial Services Company,
Bohane(3)               Assistant Clerk                             Vice President and Senior Counsel (since
(born 1/18/74)                                                      April 2003); Kirkpatrick & Lockhart LLP
                                                                    (law firm), Associate (prior to April
                                                                    2003); Nvest Services Company, Assistant
                                                                    Vice President and Associate Counsel
                                                                    (prior to January 2001)
--------------------------------------------------------------------------------------------------------------
Ethan D. Corey(3)       Assistant Secretary and  July 2005          Massachusetts Financial Services Company,
(born 11/21/63)         Assistant Clerk                             Special Counsel (since December 2004);
                                                                    Dechert LLP (law firm), Counsel (prior to
                                                                    December 2004)
--------------------------------------------------------------------------------------------------------------
David L. DiLorenzo(3)   Assistant Treasurer      July 2005          Massachusetts Financial Services Company,
(born 8/10/68)                                                      Vice President (since June 2005); JP
                                                                    Morgan Investor Services, Vice President
                                                                    (January 2001 to June 2005); State Street
                                                                    Bank, Vice President and Corporate Audit
                                                                    Manager (prior to January 2001)
--------------------------------------------------------------------------------------------------------------
Timothy M. Fagan(3)     Assistant Secretary and  September 2005     Massachusetts Financial Services Company,
(born 7/10/68)          Assistant Clerk                             Vice President and Senior Counsel (since
                                                                    September 2005); John Hancock Advisers,
                                                                    LLC, Vice President and Chief Compliance
                                                                    Officer (September 2004 to August 2005),
                                                                    Senior Attorney (prior to September 2004);
                                                                    John Hancock Group of Funds, Vice
                                                                    President and Chief Compliance Officer
                                                                    (September 2004 to December 2004)
--------------------------------------------------------------------------------------------------------------
Mark D. Fischer(3)      Assistant Treasurer      July 2005          Massachusetts Financial Services Company,
(born 10/27/70)                                                     Vice President (since May 2005); JP Morgan
                                                                    Investment Management Company, Vice
                                                                    President (prior to May 2005)
--------------------------------------------------------------------------------------------------------------
Brian T. Hourihan(3)    Assistant Secretary and  September 2004     Massachusetts Financial Services Company,
(born 11/11/64)         Assistant Clerk                             Vice President, Senior Counsel and
                                                                    Assistant Secretary (since June 2004);
                                                                    Affiliated Managers Group, Inc., Chief
                                                                    Legal Officer/ Centralized Compliance
                                                                    Program (January to April 2004); Fidelity
                                                                    Research & Management Company, Assistant
                                                                    General Counsel (prior to January 2004)
--------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)       Assistant Treasurer      April 1997         Massachusetts Financial Services Company,
(born 11/13/57)                                                     Vice President
--------------------------------------------------------------------------------------------------------------
Susan Newton(3)         Assistant Secretary and  May 2005           Massachusetts Financial Services Company,
(born 03/07/50)         Assistant Clerk                             Senior Vice President and Assistant
                                                                    General Counsel (since April 2005); John
                                                                    Hancock Advisers, LLC, Senior Vice
                                                                    President, Secretary and Chief Legal
                                                                    Officer (prior to April 2005); John
                                                                    Hancock Group of Funds, Senior Vice
                                                                    President, Secretary and Chief Legal
                                                                    Officer (prior to April 2005)
--------------------------------------------------------------------------------------------------------------
Susan A. Pereira(3)     Assistant Secretary and  July 2005          Massachusetts Financial Services Company,
(born 11/5/70)          Assistant Clerk                             Vice President and Senior Counsel
                                                                    (since June 2004); Bingham McCutchen LLP
                                                                    (law firm), Associate (January 2001 to
                                                                    June 2004); Preti, Flaherty, Beliveau,
                                                                    Pachios & Haley, LLC, Associate (prior to
                                                                    January 2001)
--------------------------------------------------------------------------------------------------------------
Frank L. Tarantino      Independent Chief        June 2004          Tarantino LLC (provider of
(born 03/07/44)         Compliance Officer                          compliance services), Principal (since
                                                                    June 2004); CRA Business Strategies Group
                                                                    (consulting services), Executive Vice
                                                                    President (April 2003 to June 2004); David
                                                                    L. Babson & Co. (investment adviser),
                                                                    Managing Director, Chief Administrative
                                                                    Officer and Director (February 1997 to
                                                                    March 2003)
--------------------------------------------------------------------------------------------------------------
James O. Yost(3)        Assistant Treasurer      September 1990     Massachusetts Financial Services
(born 06/12/60)                                                     Company, Senior Vice President

--------------------------------------------------------------------------------------------------------------

------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(3) "Interested person" of the trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(4) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters.
    The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.
Messrs. Ives and Sherratt and Mses. Lane and Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 31, 2005, each Trustee served as a board member of 97 funds within the MFS
Family of Funds.

The Fund held a shareholders' meeting in 2005, and will hold a shareholder's meeting at least once every five years thereafter, to elect Trustees.

--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

            (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

            (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

            (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

            (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

            (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    FOR THE MFS FLOATING RATE HIGH INCOME FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation.

    FOR THE MFS HIGH INCOME FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

    FOR ALL OTHER FUNDS:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    The Fund will not:

            (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

    FOR ALL OTHER FUNDS:

    The Fund will not:

            (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.


    For purposes of investment restriction no. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

    FOR MFS LIFETIME RETIREMENT INCOME FUND, MFS LIFETIME 2010 FUND, MFS LIFETIME 2020 FUND, MFS LIFETIME 2030 FUND, MFS LIFETIME 2040 FUND, MFS INTERNATIONAL DIVERSIFICATION FUND, MFS AGGRESSIVE GROWTH ALLOCATION FUND, MFS CONSERVATIVE ALLOCATION FUND, MFS GROWTH ALLOCATION FUND AND MFS MODERATE ALLOCATION FUND:

    In accordance with the Fund's investment program as set forth in its Prospectus, the Fund may invest more than 25% of its assets in any one underlying fund. Although the Fund does not have a policy to concentrate its investments in a particular industry, 25% or more of the Fund's total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying funds.

--------------------
PART II - APPENDIX G
--------------------

                     MASSACHUSETTS FINANCIAL SERVICES COMPANY

                       PROXY VOTING POLICIES AND PROCEDURES
     SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004 AND MARCH 15, 2005

    Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

      These policies and procedures include:

            A. Voting Guidelines;

            B. Administrative Procedures;

            C. Monitoring System;

            D. Records Retention; and

            E. Reports.

    A. VOTING GUIDELINES

    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that -- guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long- term economic interests of MFS' clients.

      From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    ELECTION OF DIRECTORS

    MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

      MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

    CLASSIFIED BOARDS

    MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

    NON-SALARY COMPENSATION PROGRAMS

    Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

      MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

      MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

      MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

      MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

    EXPENSING OF STOCK OPTIONS

    While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

    EXECUTIVE COMPENSATION

    MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

    EMPLOYEE STOCK PURCHASE PLANS

    MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

      MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
    (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

      MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    ISSUANCE OF STOCK

    There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    REPURCHASE PROGRAMS

    MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    CUMULATIVE VOTING

    MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

    WRITTEN CONSENT AND SPECIAL MEETINGS

    Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

    INDEPENDENT AUDITORS

    MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes- Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- given the circumstances or the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS -- SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

        a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

        b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

        c. Considers special proxy issues as they may arise from time to time.

      The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

      In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

        a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

        b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

        c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long- term economic interests of MFS' clients, and not in MFS' corporate interests; and

        d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

        The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

      3. GATHERING PROXIES

      Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

        MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

      4. ANALYZING PROXIES

      After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

        Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

        As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

        As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

      5. VOTING PROXIES

      After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

      ----------
      (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

      (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

      C. MONITORING SYSTEM

      It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

        When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

      D. RECORDS RETENTION

      MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

      E. REPORTS

      MFS FUNDS

      Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

      ALL MFS ADVISORY CLIENTS

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

        Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                                  *    *    *    *

                      UNE PROXY VOTING POLICIES AND PROCEDURES UNE invests principally in union and labor sensitive companies, and has retained JMR Financial, Inc. ("JMR") to vote proxies on its behalf. In fulfilling its duties, JMR votes proxies in accordance with proxy voting guidelines based on those established by the AFL-CIO. The AFL-CIO Proxy Voting Guidelines have been developed by the AFL-CIO to serve as a guide for Taft-Hartley and union benefit fund trustees in meeting their fiduciary duties as outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. A summary of the JMR Proxy Voting Guidelines is set forth below, and the Guidelines can be reviewed in their entirety at www.jmr-financial.com/ MFS.

                                    INTRODUCTION
      These Proxy Voting Guidelines address a broad range of issues, including the Election of Directors, Stock Options, Executive Compensation, and Changes in Control.

        JMR holds the position that all votes should be reviewed on a company-by-company basis and that no issue should be considered routine. It is our resolve that each issue will be evaluated in the context of the company under examination and will be subject to an analysis of the economic impact an issue may have on long-term shareholder value. We will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan members. Our policies also take into consideration actions which promote good corporate governance through the proxy voting process. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

        For those issues not described in these Policies, JMR will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, on a case-by-case basis.

                                 AUDITOR STANDARDS
                                      AUDITORS
      JMR's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002 (the "Act"). The Act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's Auditor. The Auditor must report directly to the Audit Committee. The Audit Committee must be given the authority and funding to engage independent counsel and other advisors. That withstanding, this policy is that only shareholders should have the express right to select an external Auditor.

        In addition to the Act's stated "Prohibited Non-Audit Services," we closely examine those instances when the Auditor earns fees for professional services other than those rendered in connection with the audit of the company's annual (10-K) and quarterly (10-Q) financial statements. We hold that the Audit Committee should be aware of all other consulting services that the external Auditor performs for the company. We believe that the less involved company management is in the hiring and oversight of the external Auditor, the less likely it is that management can influence or impede the Auditor's independence.

        To minimize management's influence on the external Auditor, we recommend that additional disclosures of supplemental services provided to the company by external Auditors should be required. Such disclosures should include the percentage of total costs that are associated with audit, tax and other consulting services (contract internal audit, business assurance, etc.) provided by the external Auditor.

        It follows that where Auditors have been complacent in their responsibilities or where, in the previous year, the previous Auditor was replaced for adhering to strict accounting practices, the voting fiduciary should vote against the incoming Auditor.

        This policy is against proposals to ratify the acts of Auditors for the previous financial year. A vote in favor of such proposals could waive shareholders' rights to take legal action against the Auditors unless they are found to have withheld information from shareholders or provided false or misleading information to them at or before the annual meeting. It is not in shareholders' interest to surrender a legal right that they may, in a rare case, wish to exercise.

                                 BOARD OF DIRECTORS
                               ELECTION OF DIRECTORS
      The Election of Directors usually occurs under two circumstances: uncontested elections and contested elections. While greater scrutiny must be paid to those situations where a change of control is proposed in the context of a contested election for the Board of Directors, particular attention must always be paid to the qualifications and performance of Directors as well as their ability to critically focus on the management of the company.

        As a general policy, the following factors should always be taken into consideration:

          o Qualifications of Individual Directors including industry expertise, financial and venture capital experience, strategic contacts and connections, time spent working with companies of similar size or at similar stages in the growth curve, and so on;

          o The company's performance relative to its peer group and the market indices against which the company is measured;

          o The independence of the Directors (as is more fully described in the Policies, below);

          o The Board's overall management of the company focuses on whether it is effectively serving the best interests of the company's shareholders;

          o Company management's track record;

          o The attendance records of Directors, which should not fall below 75 percent;

          o The competing time commitments that are faced when Director candidates serve on multiple boards. The ability of a Director to devote the time required to be a responsible and contributing member of the Board is lessened when that Director serves on multiple company Boards. With respect to Directorships of major corporations, it would be extraordinary for an individual who is spending his or her full time doing Board work to be an effective contributor on more than two additional large company boards;

          o Chapter 7 bankruptcy, Securities and Exchange Commission violations, and criminal offenses by an individual Director;

          o The views of employee and shareholder groups with respect to particular circumstances at a company;

          o What each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

          o Whether the company's Chief Executive Officer ("CEO") is also the Chairman of the Board.

                               INDEPENDENT DIRECTORS
      This policy holds that a majority of the Board should be Independent of the company and its management. A Board consisting of a majority of Independent Directors is critical to ensure that the Board exercises good judgment in carrying out its responsibilities and duties to select and compensate management in a value-enhancing manner for shareholders. In addition, a Board consisting of a majority of Independent Directors will have the power to exercise effective oversight of top management particularly when this involves challenging management decisions and questioning management performance. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of the employees and the communities in which they operate, as opposed to company shareholders.

        With regard to the definition of an Independent Director, no Director qualifies as Independent unless the Director has no material relationship with the company other than the Directorship position. When assessing the materiality of a Director's relationship with the company, the issue should be considered not merely from the standpoint of the Director, but also from that of the persons or the organizations with which the Director has an affiliation.

        A director is considered NOT INDEPENDENT if he or she:

          o Is, or has been, employed by the company or an affiliate;

          o Is one of the company's paid advisors/consultants;

          o Is, or is affiliated with a company that is, an adviser or consultant to the Company or a member of the Company's senior management;

          o Is, or is affiliated with a company that is, a significant customer or supplier;

          o Is employed by, or is affiliated with, a Foundation or University that receives grants or endowments from the company;

          o Has a personal services contract with the company;

          o Is related to a Director or Officer of the company;

          o Is an Officer of a firm on which the CEO or Chairman of the Board is also a Board member;

          o Is employed by a public company at which an Executive Officer of the company serves as a Director; or

          o Is a member of the immediate family of any person described above.

              INDEPENDENT, NOMINATING, COMPENSATION & AUDIT COMMITTEES This policy supports the notion that the Nominating, Compensation, and Audit Committees of the Board should consist entirely of Independent Directors. The reasoning is that 100 percent Independence is necessary for the proper functioning and oversight of these committees, which must serve as overseers of the company and its management.

                                  AUDIT COMMITTEE
      For companies with a market capitalization above $200 million, the Audit Committee should be composed of entirely Independent Directors. In addition, a Director who meets the definition of Independence mandated for all Audit Committee members, but who also holds 5% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee. We hold the position that allowing such a Director to be a non-voting committee member fairly balances the value of significant shareholder participation in Committee discussions against the risk that significant shareholders may have interests diverging from those of other shareholders.

        The Audit Committee chair should have accounting or related financial management expertise. In addition, for companies with a market capitalization above $200 million, (a) at least three members of an Audit Committee should be "financially literate" (or become so within a reasonable period of time), and (b) at least one member of the committee should have accounting expertise. This will better enable the Audit Committee to evaluate independently the information it receives, to recognize problems, to seek appropriate solutions, and to perform its job.

                               COMPENSATION COMMITTEE
      The Compensation Committee should be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                     NOMINATING/ CORPORATE GOVERNANCE COMMITTEE
      In the absence of an independent Nominating Committee, the CEO inevitably dominates the nomination process. If at the time of initial selection a Director feels heavily indebted to the CEO for his or her place on the Board, it can hinder the Director's ability to exercise effective oversight of the CEO. In addition, there is always a risk that the CEO will seek to populate the Board with individuals who are unwilling to challenge the existing management. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. Thus, it is vital that the Nominating Committee be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                  SEPARATE OFFICES OF CHAIRMAN OF THE BOARD & CEO
      One factor that has a large direct impact on a company's financial performance is the power of the CEO relative to the Board of Directors. The CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. One of the principal functions of the Board is to monitor and evaluate the performance of the CEO. When the CEO of the company is also the Chairman of the Board, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. This unity of power causes concern about whether having a CEO who is also the Chairman of the Board best serves the company's shareholders. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. The principal argument in favor of a separate CEO and Chairman of the Board is that the separation enhances the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow Director leads the Board. In addition, this separation guards against cases where a CEO seeks first to serve himself or herself and only secondarily the company's shareholders.

        Proposals seeking to separate the positions of Chairman and CEO should be supported. However, a company with a market capitalization below $200 million will in general have a limited group of leaders who can provide support an input necessary to create value, difficulty attracting qualified Directors, and difficulty absorbing the costs of retaining those directors. It may be appropriate in these instances for the position of CEO and Chairman of the Board to be held by the same individual for some period of time.

                                 CLASSIFIED BOARDS
      Classified Boards are those that have staggered election terms for Directors. Typically, one-third of a company's Directors are elected in any given year. At issue is whether a Classified Board provides continuity and stability for companies who have implemented this anti- takeover device or whether it alternatively entrenches company. With a Classified Board structure in place, the Directors and management are in a better position to negotiate a better deal for shareholders in the event of an attempted takeover. However, critics of classified board structures argue that such systems entrench Directors and management. By eliminating the risks associated with standing for election annually, Directors lose some measure of accountability to shareholders and become aligned with management. In addition, opponents argue that a Classified Board structure hurts shareholder value by depriving shareholders of takeover premiums. If a company creates a barrier to nonconsensual takeover offers, shareholders are effectively disenfranchised. Currently, all states allow companies to classify their Boards if they have a minimum number of Directors. Most states authorize nine Directors.

        We hold the position that our proxy voting policy favoring Board Declassification can be justified. Empirical studies are inconclusive with respect to its utility as an effective tool for enhancing shareholder value. Moreover, there are indications that institutional investors are capable of rendering sound judgments about the value of offers made for a company without Director or management intervention. Though not a universal problem, staggered boards can reduce Director and manager accountability to shareholders when they are under performing.

                                    TERM LIMITS
      This policy opposes proposals to limit director terms because such limits may prohibit the service by Directors who are otherwise qualified to serve the company. In addition, the imposition of term limits would prevent, in many cases, Directors from developing a level of expertise and complete knowledge set of a firm's financial systems and internal controls. Since other guidelines serve to hold Directors to high standards, the best way to ensure a Director's qualification is to elect him or her annually.

                                 DIRECTOR LIABILITY
      According to state incorporation laws in the United States, Boards have a legal responsibility for the management of a company. The downside is that Directors can face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

        The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation.

        The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and by-laws.

        The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

        Although these three duties set general legal parameters for Directors' obligations, the courts as the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome:
      "the business judgment rule provides that courts should not examine the quality of the Directors" business decisions, but only the procedures followed in reaching those decisions, when determining Director liability."

        The voting fiduciary should generally weigh the need for full Director accountability against the company's need to retain qualified individuals who are willing to serve as Directors. Specifically, proposals to limit Director Liability should be opposed for:

      o breach of duty of loyalty;

      o omissions not committed in good faith or acts committed intentionally or in violation of the law;

      o acts involving unlawful purchase or redemption of stock;

      o payment of unlawful dividends; or

      o receipt of improper personal benefits.

        In addition, limiting liability for Directors when litigation is pending against the company should be opposed.

                                  INDEMNIFICATION
      Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the Director's conduct.

        This policy supports indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their independence. We oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, fiduciaries should:

        Vote against Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

                                    COMPENSATION
                               STOCK OPTION PLANS
      In evaluating a Stock Option Plan, we examine how the proposed plan would increase the company's total potential dilution above that from all existing plans and how this increase would impact shareholders' voting power and economic value. Our vote is based, in part, on a comparison between these company specific factors and allowable total potential dilution levels derived from the company's industry sector and market capitalization peer group within the S&P 400 Index, the S&P 500 Index and the S&P 600 Index. We also evaluate the plan's individual features such as repricing underwater stock options without shareholder approval. If these three criteria were determined to be acceptable, we would generally support including a Stock Option Plan in compensation policies for Executives and Directors as long as this plan also provides challenging performance objectives, which will motivate Executives and Directors to achieve long-term shareholder value.

        In our view, Standard Stock Options reward participants for both superior and sub-par performance in a rising market, and penalize participants during a bear market. Standard Stock Options may also be more expensive than Performance-Based Options. Therefore, this policy holds that some portion of Stock Option grants to Executives and Directors should be Performance-Based. Performance-Based Options tie compensation more closely to company performance, not to the stock market. As a result, participants in Performance-Based Stock Option Plans are rewarded only when company shareholders benefit from stock price appreciation. Premium-Priced and Performance-Vesting Options encourage Executives and Directors to set and meet ambitious but realistic performance targets. Indexed Options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when Stock Options are Performance-Based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which caps income tax deductions for Executive salaries at $1 million. To ensure the full-tax deductibility of Executive pay, companies now tend to pay amounts in excess of $1 million to Executives in the form of incentive-based pay such as stock or stock options.

        Performance-Based Stock Options are defined as one of the following:

      PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met.

      PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant.

      INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index.

      PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

        This policy opposes repricing of underwater stock options. As companies increasingly align Executive and Director pay with performance, many experts defend soaring compensation figures as deserved rewards for strong company performance. That assumption can be undermined by the practice of adjusting the price of options that are underwater after a company's performance falls flat.

                            EXECUTIVE COMPENSATION PLANS
      Pursuant to this policy, we scrutinize Executive Compensation Plans closely, taking into account company performance, individual Executive performance, various compensation plan features, and the potential dilution of shareholders' voting power and economic value that would occur if the Compensation Plan were implemented.

        This policy generally supports linking Executive compensation to long-term company performance. Measures of company performance can include not only financial performance, such as revenue growth and profitability, but also social corporate performance, such as the company's efforts to promote basic human rights domestically and internationally within its operations, compliance to environmental standards, health and safety standards, foreign and domestic labor standards, and downsizing and layoffs standards.

        This policy holds that individual Executives should be compensated based upon their individual contributions to the achievement of the company's objectives. JMR supports Executive Compensation Plans which include appropriate incentives designed to align Executives' interests with the long-term growth and development of the company and the interests of its shareholders. We also believe that there are many ways in which Executives may contribute to building a successful company. While the results of these efforts should eventually appear in the company's financial statements, or be reflected in the company's stock price, many long-term strategic decisions, made in pursuing the company's growth and development, may have little visible impact in the short term.

                  DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION
      Proposals that link Executive compensation to the long-term goals of the company should be supported based upon the compensation factors enumerated above. In addition, proposals that seek to expand disclosure of executive compensation are of value to shareholders as long as such disclosure is not unduly burdensome on the company.

                                 GOLDEN PARACHUTES
      Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests.

        However, since parachutes assure covered Executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

        As a matter of proxy voting policy, management proposals to award golden parachutes should be opposed. Conversely, shareholder proposals that seek to eliminate these compensation mechanisms should be supported. In addition, proposals seeking prior shareholder approval before implementing severance agreements are supported. In light of generous compensation packages already given to most Executives, golden parachutes are unjustified.

                      OUTSIDE DIRECTOR COMPENSATION & BENEFITS
      This policy scrutinizes Director Compensation Plans closely, taking into account company performance; individual Director qualifications and performance; various Director Compensation Plan features; and the potential total dilution of shareholders' voting power and economic value which would occur if the Compensation Plan were implemented.

        JMR holds the position that each Director has the duty and responsibility to oversee the company in a manner which will effectively serve the best interests of the company's shareholders. We believe that Director Compensation should be based upon the Company's successful achievement of its goals, be they strategic and or financial in nature, and the contributions of each Director to the achievement of these goals. We recognize that as a company moves though its life cycle and product cycles, different Director skill sets and qualifications will be needed at different points in time. These might include industry expertise; financial and venture capital experience; strategic contacts and connections; time spent working with companies of similar size or at similar stages in the growth curve; etc. Director Compensation Plans should be formulated, not only to attract and retain the most qualified Directors, but also to provide appropriate incentives to align Directors' interests with the long-term growth and development of the company and the interests of its shareholders

                                CORPORATE GOVERNANCE
                         BROADER PARTICIPATION ON THE BOARD
      This policy supports proposals requesting that companies make efforts to seek more women and minorities to serve on their boards. Gender and ethnic diversity brings different perspectives to boards, which, in turn, can lead to improved corporate performance.

                         INCREASING AUTHORIZED COMMON STOCK
      Increasing the number of shares of a company's common stock should be based upon a persuasive justification for the increase. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement an anti-takeover defense probably do not justify such an increase.

                            BLANK-CHECK PREFERRED STOCK
      We oppose requests that authorize blank check preferred stock - that is, preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review.

                                  REINCORPORATION
      We generally vote in favor of reincorporation in another jurisdiction so long as there is sound justification for doing so and there is no significant diminution of corporate governance, management accountability or workers' rights. With respect to reincorporating to an offshore jurisdiction, we look closely at the company's rationale for such action. Enhancement of shareholder value through tax savings as a result of reincorporating offshore is only one of several factors that are considered when supporting or opposing a proposal to reincorporate.

                      SHAREHOLDER RIGHTS PLANS (POISON PILLS)
      Shareholder Rights Plans, typically known as "Poison Pills," take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, Poison Pills generally allow shareholders to purchase shares from, or sell shares back to, the target company and/or the potential acquirer at a price far out of line with the fair market value. Depending on the type of Pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison Pills insulate management from the threat of change in control and provide the target board with veto power over takeover bids. Because Poison Pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

        This policy on Poison Pills focuses on whether management puts the Poison Pill to a periodic vote of the shareholders, and whether acquisition attempts thwarted by the Pill could be detrimental to the long-term interests of plan beneficiaries. Unless specific circumstances, which serve the long-term interests of plan beneficiaries, are best served, this policy generally opposes Poison Pills.

                             BOARD SIZE & COMPENSATION
      The voting fiduciary should consider voting in favor of changing the board size when there is a satisfactory justification for doing so.

                         SUPERMAJORITY VOTING REQUIREMENTS
      When considering a vote in favor of supermajority voting, consider that these special voting requirements could be used to entrench management or favor a minority shareholder group.

                                 DUAL CLASS VOTING
      The voting fiduciary should consider the principle of one share - one vote when voting on such a proposal. Its impact on share value and the creation of unequal voting rights should be considered.

                                 CUMULATIVE VOTING
      Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a Cumulative Voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

        Cumulative voting is a method for obtaining minority shareholder representation on a Board of Directors and is a way of obtaining Board independence from management and thus, should generally be supported.

                    SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS
      In considering this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company.

                              APPROVING OTHER BUSINESS
      Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval and should be generally opposed.

                             EQUAL ACCESS TO THE PROXY
      Proposals that give shareholders the same ability as management to state their views on contested proxy issues enhance corporate accountability. Therefore, proposals advocating equal access to the proxy should be supported.

                               FAIR-PRICE PROVISIONS
      Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and should be supported.

--------------------
PART II - APPENDIX H
--------------------

                              RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS
                                          ON AN ONGOING BASIS

NAME OF RECIPIENT                                                  PURPOSE OF DISCLOSURE


Bloomberg L.P ...................................................  Analytical tool
Bowne ...........................................................  Typesetting and PrintingServices
Carol Norton ....................................................  Independent Contractor-ProxyVoting
Checkfree .......................................................  Software Vendor
Deloitte & Touche LLP ...........................................  Auditor
Ernst & Young LLP ...............................................  Auditor
Eagle Investment Systems Corp. ..................................  Accounting System
FactSet Research Systems Inc ....................................  Analytical tool
GainsKeeper, Inc ................................................  Accounting System
GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions ............  Software Vendor
G. H. Dean Co. ..................................................  Typesetting and Printing Services
Institutional Shareholder Services Inc ..........................  Proxy Service Provider
ITG, Inc ........................................................  Analytical tool
JP Morgan Chase Bank ............................................  Fund Custodian
JP Morgan Securities ............................................  Analytical Tool
Lehman Brothers .................................................  Analytical tool
Loan Pricing Corp. ..............................................  Fund Pricing
The MacGregor Group .............................................  Software Vendor
Mark-It Partners (Loan X) .......................................  Fund Pricing
Massachusetts Financial Services Company ........................  Fund Management
MFS Fund Distributors, Inc. .....................................  Fund Distribution
Board of Trustees ...............................................  Fund Governance
MSCI BARRA, Inc .................................................  Analytical tool
OMGEO LLC .......................................................  Software vendor
Palmer & Dodge LLP ..............................................  Review Loan Participation Documents
Plexus ..........................................................  Analytical Tool
Radianz .........................................................  Software Vendor
Ropes & Gray LLP ................................................  Legal Counsel
Saloman Analytics Inc ...........................................  Analytical tool
Standard & Poor's Securities Evaluations Services ...............  Fund Pricing
State Street Bank and Trust Company .............................  Custodian, Fund Pricing and Accounting Agent
Wilshire Analytics/Axiom ........................................  Analytical tool

   This list is current as of December 19, 2005, and any additions, modifications or deletions to the list that have occurred since December 19, 2005 are not reflected.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

M F S(SM)
INVESTMENT MANAGEMENT(R)

500 Boylston Street, Boston, MA 02116

                                                            MFS-PART2-SAI-1/06

MASSACHUSETTS INVESTORS GROWTH STOCK FUND       MFS(R)LIFETIME(R)2020 FUND
MASSACHUSETTS INVESTORS TRUST                   MFS(R)LIFETIME(R)2030 FUND
MFS(R)AGGRESSIVE GROWTH ALLOCATION FUND         MFS(R)LIFETIME(R)2040 FUND
MFS(R)BOND FUND                                 MFS(R)LIFETIME(R)RETIREMENT INCOME FUND
MFS(R)CAPITAL OPPORTUNITIES FUND                MFS(R)LIMITED MATURITY FUND
MFS(R)CASH RESERVE FUND                         MFS(R)MID CAP GROWTH FUND
MFS(R)CONSERVATIVE ALLOCATION FUND              MFS(R)MID CAP VALUE FUND
MFS(R)CORE EQUITY FUND                          MFS(R)MODERATE ALLOCATION FUND
MFS(R)CORE GROWTH FUND                          MFS(R)MONEY MARKET FUND
MFS(R)EMERGING GROWTH FUND                      MFS(R)MUNICIPAL BOND FUND
MFS(R)EMERGING MARKETS DEBT FUND                MFS(R)MUNICIPAL HIGH INCOME FUND
MFS(R)EMERGING MARKETS EQUITY FUND              MFS(R)MUNICIPAL INCOME FUND
MFS(R)FLOATING RATE HIGH INCOME FUND            MFS(R)MUNICIPAL LIMITED MATURITY FUND
MFS(R)GLOBAL EQUITY FUND                        MFS(R)NEW DISCOVERY FUND
MFS(R)GLOBAL GROWTH FUND                        MFS(R)NEW ENDEAVOR FUND
MFS(R)GLOBAL TOTAL RETURN FUND                  MFS(R)RESEARCH BOND FUND
MFS(R)GOVERNMENT LIMITED MATURITY FUND          MFS(R)RESEARCH BOND FUND J
MFS(R)GOVERNMENT MONEY MARKET FUND              MFS(R)RESEARCH FUND
MFS(R)GOVERNMENT SECURITIES FUND                MFS(R)RESEARCH INTERNATIONAL FUND
MFS(R)GROWTH ALLOCATION FUND                    MFS(R)STRATEGIC GROWTH FUND
MFS(R)GROWTH OPPORTUNITIES FUND                 MFS(R)STRATEGIC INCOME FUND
MFS(R)HIGH INCOME FUND                          MFS(R)STRATEGIC VALUE FUND
MFS(R)HIGH YIELD OPPORTUNITIES FUND             MFS(R)TECHNOLOGY FUND
MFS(R)INFLATION-ADJUSTED BOND FUND              MFS(R)TOTAL RETURN FUND
MFS(R)INTERMEDIATE INVESTMENT GRADE BOND FUND   MFS(R)UNION STANDARD EQUITY FUND
MFS(R)INTERNATIONAL DIVERSIFICATION FUND        MFS(R)UTILITIES FUND
MFS(R)INTERNATIONAL GROWTH FUND                 MFS(R)VALUE FUND
MFS(R)INTERNATIONAL NEW DISCOVERY FUND          MFS(R)MUNICIPAL STATE FUNDS:
MFS(R)INTERNATIONAL VALUE FUND                  AL, AR, CA, FL, GA, MD, MA, MS,
MFS(R)LIFETIME(R)2010 FUND                      NY, NC, PA, SC, TN, VA, WV

                        SUPPLEMENT TO CURRENT PROSPECTUS

This prospectus supplement supersedes and replaces the funds' prospectus supplement dated February 6, 2006.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED TO EACH PROSPECTUS.

CALCULATION OF INVESTMENT PERFORMANCE

The above-referenced funds (except the MFS Money Market Fund and MFS Government Money Market Fund) offer multiple classes of shares which in many cases were initially offered for sale to, and purchased by, the public on different dates (each an "inception date"). In cases where PostalCodea class of shares (a "Newer Class") is first offered after the inception date of another class (an "Older Class"), the fund has presented total return performance of the Newer Class for periods prior to its inception date by appending the prior performance of the Older Class to the actual performance of the Newer Class ("blended performance"). In doing so, the Older Class performance has been adjusted to take into account differences in sales loads applicable to the two classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

The Older Class used in these blended performance presentations has historically been the class of shares of the fund with the longest performance history. However, certain funds now have more than one class of shares with at least a 10 year performance history -- the longest period required to be shown in fund prospectuses, shareholder reports and sales and marketing literature. Accordingly, for periods ending on and after March 31, 2004, blended performance presentations for Newer Classes of these funds will reflect the prior performance of the Older Class (with at least a 10 year performance history) that has the most similar level of operating expenses as the Newer Class (not necessarily the Older Class with the longest performance history).

For all funds except for the MFS Global Equity Fund, MFS Cash Reserve Fund and MFS Emerging Growth Fund, the new method of selecting the Older Class to be used in blended performance presentations will result in the same or lower total rates of return than were previously shown for the Newer Classes of these funds.

In limited circumstances for the MFS Global Equity Fund, MFS Cash Reserve Fund and MFS Emerging Growth Fund, the new method will result in higher total rates of return than were previously shown for certain Newer Classes for certain periods. For a transitional period lasting until December 31, 2007, these funds will continue to show the lower performance figures (i.e., based on prior performance of the Older Class that was previously used) in their prospectuses and make them available on mfs.com.

Because this change will apply to performance periods ending on or after March 31, 2004, the funds will continue to use the prior methodology in future documents that show blended performance through periods ended prior to that date. For example, because fund prospectuses show calendar year performance, prospectuses dated on or before February 1, 2005, will continue to show blended performance for Newer Classes through December 31, 2003 using the prior methodology.

EFFECTIVE IMMEDIATELY, THE FIRST TWO PARAGRAPHS UNDER THE CAPTION `HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES - OTHER CONSIDERATIONS" IN THE PROSPECTUSES OF THE ABOVE-REFERENCED FUNDS ARE REPLACED IN THEIR ENTIRETY BY THE FOLLOWING:

RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds has adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures adopted by MFS.

PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interests. This policy applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS.

The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

       - out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

       - initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).

In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent excessive trading or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who, on the same day, exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

The MFS funds' ability to impose the above-referenced purchase and exchange limitations is subject to certain limitations discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. In addition, the MFS funds' ability to impose these limitations on shares held through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund.

EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

In addition, to the extent that a fund significantly invests in foreign securities traded on markets that close before the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be their fair value as of the funds' valuation time. To the extent that a fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

REDEMPTION FEE.

The MFS funds identified below charge a 1% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

         MFS High Income Fund
         MFS Municipal High Income Fund
         MFS High Yield Opportunities Fund
         MFS Floating Rate High Income Fund
         MFS Emerging Markets Equity Fund
         MFS International New Discovery Fund
         MFS New Discovery Fund

The funds reserve the right to change the redemption fee period or amount of redemption fees charged.

GENERAL. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

FOR FUNDS WITH A REDEMPTION FEE, THE REDEMPTION FEE IS NOT CHARGED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

           1. transactions by accounts that the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial intermediary or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee will be imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

           2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee will apply to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

           3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll reduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

           4. transactions by the MFS funds of funds including, without limitation, the MFS Lifetime Funds, MFS Asset Allocation Funds and MFS International Diversification Fund;

           5. transactions following the death or disability of any registered shareholder, beneficial owner, or grantor of a living trust with respect to shares purchased before death or disability;

           6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

           7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

           8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

           9. transactions involving 529 share classes, R share classes or class J shares of the fund (if offered); and

          10. transactions due to a failure to meet account minimums, to pay account fees funded by share redemptions, and other similar non-discretionary transactions (e.g., in connection with fund mergers/ acquisitions/liquidations).

In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries. In addition, if an omnibus account holder informs the funds or their agents that it has the systematic capability to assess the redemption fee at the individual account level but is unable to assess the fee in all circumstances under the funds' policies, the funds and their agents reserve the right to permit the imposition of the fee under these limited circumstances.

These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time which may address such topics as the documentation necessary for the funds to recognize a disability and determination of the application of the redemption fee in various circumstances (such as to certain individual account transactions with respect to shares held through an omnibus account), among others.

Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED AFTER THE LAST PARAGRAPH UNDER THE CAPTION "MANAGEMENT OF THE FUND - INVESTMENT ADVISER," IN THE PROSPECTUS OF EACH OF THE ABOVE-REFERENCED FUNDS.

DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "select a fund" on the MFS website (mfs.com), the following information is generally available to you:

INFORMATION                               APPROXIMATE DATE OF POSTING TO WEBSITE
-----------                               --------------------------------------
Fund's top 10 securities holdings         14 days after month end
as of each month's end

Fund's full securities holdings           29 days after month end
as of each month's end

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

EFFECTIVE IMMEDIATELY, THE SECOND PARAGRAPH UNDER THE CAPTION "HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES - HOW TO EXCHANGE SHARES - EXCHANGE PRIVILEGE" FOR MFS INTERNATIONAL DIVERSIFICATION FUND AND MFS STRATEGIC VALUE FUND IS HEREBY RESTATED AS FOLLOWS:

Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. Class R, class R1, class R2, class R3, class R4 and class R5 shares of the fund held by eligible retirement plans may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus); except as noted below, this exchange privilege does not apply to MFS Serviced Plans. Class R and class R3 shares of the fund held by a MFS Serviced Plan may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus); provided that the MFS Serviced Plan held class R or class R3 shares on March 31, 2005. In addition, class A and class I shares of the fund may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus). Class R shares of the fund may be exchanged for shares of certain other MFS funds that offer class R shares.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED TO THE PROSPECTUS UNDER SECTION VII "OTHER INFORMATION" BETWEEN "PRICING OF FUND SHARES" AND "DISTRIBUTION OPTIONS":


FOR MFS HIGH INCOME FUND, MFS HIGH YIELD OPPORTUNITIES FUND AND MFS MUNICIPAL HIGH INCOME FUND:

DISTRIBUTIONS.
The fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.


EFFECTIVE IMMEDIATELY, THE SECTION ENTITLED "DESCRIPTION OF SHARE CLASSES - DISTRIBUTION AND SERVICE FEES" IS HEREBY RESTATED AS FOLLOWS:

FOR MFS TOTAL RETURN FUND:

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and service fees to support the sale and distribution of class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares, and the services provided by financial intermediaries. These distribution and service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes: 0.25% for class R4 shares (consisting of a 0.25% service fee); 0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); 0.50% for class 529A, class R, class R2 and class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for class B, class C, class 529B and class 529C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). A portion of the class 529A distribution fee equal to 0.10% is currently in effect; the remaining portion is not in effect but may be implemented on such date as the Board of Trustees may determine. Assets attributable to class A shares sold prior to October 1, 1989 are subject to a service fee of 0.15% annually. To the extent the class A service fees paid under the distribution plan do not exceed 0.25% annually, the fund may pay the remaining amount of service fees available under the plan for distribution-related expenses. These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. The fund has not adopted a Rule 12b-1 plan with respect to its class I or R5 shares. For more information regarding the fund's Rule 12b-1 Plan, see the SAI.

FOR MFS RESEARCH FUND:

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and service fees to support the sale and distribution of class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares, and the services provided by financial intermediaries. These distribution and service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes:
0.25% for class R4 shares (consisting of a 0.25% service fee); 0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); 0.50% for class 529A, class R, class R2 and class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for class B, class C, class 529B and class 529C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). A portion of the class 529A distribution fee equal to 0.10% is currently in effect; the remaining portion is not in effect but may be implemented on such date as the Board of Trustees may determine. Assets attributable to class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. To the extent the class A service fees paid under the distribution plan do not exceed 0.25% annually, the fund may pay the remaining amount of service fees available under the plan for distribution-related expenses. These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. The fund has not adopted a Rule 12b-1 plan with respect to its class I or R5 shares. For more information regarding the fund's Rule 12b-1 Plan, see the SAI.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED TO EACH FUND'S PROSPECTUS:

LEGAL PROCEEDINGS. On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of placeStreetNew Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (IN RE MUTUAL FUNDS INVESTMENT LITIGATION (ALGER, COLUMBIA, JANUS, MFS, ONE GROUP, PUTNAM, ALLIANZ DRESDNER), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are RIGGS V. MFS ET AL., Case No. 04-CV-01162-JFM (direct), HAMMERSLOUGH
V. MFS ET AL., Case No. 04-MD-01620 (derivative), ANITA WALKER V. MFS ET AL., Case No. 1:04-CV-01758 (ERISA), and REAVES V. MFS SERIES TRUST I, ET AL., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (FORSYTHE V. SUN LIFE FINANCIAL INC., ET AL., No. 04cv10584 (GAO) (a consolidated action) and MARCUS DUMOND, ET AL. V. MASSACHUSETTS FINANCIAL SERVS. PLACECO., ET AL., No. 04cv11458 (GAO)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants filed separate motions to dismiss all claims of the various lawsuits (except REAVES, which has not been separately briefed). On November 3, 2005, the district judge considering the motions to dismiss the RIGGS and HAMMERSLOUGH actions issued memoranda indicating that he intends to grant in part and deny in part defendants' motions in these actions. Orders consistent with the court's memoranda were issued on March 1, 2006. On February 27, 2006, the district judge considering the motion to dismiss the CITYPLACEWALKER action granted in part and denied in part such motion. On January 19, 2006, the district judge considering the FORSYTHE and DUMOND actions denied defendants' motion to dismiss the DUMOND action and granted in part (including dismissing all claims against the Trustees and Sun Life Financial, Inc.) and denied in part defendants' motion to dismiss the FORSYTHE action. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. It is not clear whether any amounts paid in connection with the above regulatory settlements will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

                   THE DATE OF THIS SUPPLEMENT IS MAY 1, 2006.

Class A Shares
Class B Shares
Class C Shares
Class I Shares
--------------------------------------------------------------------------------
MFS EMERGING MARKETS EQUITY FUND                      PROSPECTUS OCTOBER 1, 2006

This Prospectus describes the MFS Emerging Markets Equity Fund. The investment objective of the fund is to seek capital appreciation.

[TABLE OF CONTENTS

RISK RETURN SUMMARY
EXPENSE SUMMARY
CERTAIN INVESTMENT STRATEGIES AND RISKS
MANAGEMENT OF THE FUND
DESCRIPTION OF SHARE CLASSES
HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES
OTHER INFORMATION
FINANCIAL HIGHLIGHTS                                                           ]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

     I.   RISK RETURN SUMMARY

-    INVESTMENT OBJECTIVE

     The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT STRATEGIES

     The fund's investment advisor, Massachusetts Financial Services Company, Inc. ("MFS") normally invests at least 80% of the fund's assets in equity instruments of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low to middle economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability, and the development of its financial and capital markets. Such countries are located in Latin America, Asia, Africa, the Middle East, and the developing countries of Europe, primarily Eastern Europe.

     MFS may invest the fund's assets in companies of any size.

     MFS may invest a relatively high percentage of the fund's assets in a single issuer or a small number of issuers.

     MFS may also invest the fund's assets in derivatives.

     MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include earnings, price, cash flows, growth potential, and management ability. Quantitative analysis of these and other factors may also be considered.

-    PRINCIPAL INVESTMENT TYPES

     - EQUITY SECURITIES: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stock, and depository receipts for those securities.

     - DERIVATIVES: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, indexed securities, inverse floating rate instruments, swaps, caps, floors, and collars.

-    PRINCIPAL RISKS

     The principal risks of investing in the fund are:

     - STOCK MARKET RISK: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. In the short term, prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stock of growth companies can react differently from the stock of value companies, and the stock of large cap companies can react differently from the stock of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic effect on stock markets.

     - COMPANY RISK: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

     - FOREIGN RISK: Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country's economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

     - CURRENCY RISK. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

     - EMERGING MARKETS RISK: Emerging markets investments can involve additional and greater risks than the risks associated with investments in developed foreign markets securities. Emerging markets typically have less economic development, market structure and depth and regulatory oversight than developed countries. Emerging markets can also be subject to greater political, social, and economic instability. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

     - GEOGRAPHIC CONCENTRATION RISK: Because MFS may invest a relatively large percentage of the fund's assets in issuers located in a single country, a small number of countries, or a particular geographic region, the fund's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

     - ISSUER FOCUS RISK: Because MFS may invest a relatively large percentage of the fund's assets in a single issuer or small number of issuers, the fund's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.

     - MANAGEMENT RISK: MFS' analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies.

     - COUNTERPARTY AND THIRD PARTY RISK: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.

     - LIQUIDITY RISK: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

     - LEVERAGING RISK: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

     - DERIVATIVES RISK: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives' original cost. Derivatives can be less liquid than other types of investments.

     - As with any mutual fund, you could lose money on your investment in the fund.

     AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

     - how the fund's performance over time compares with that of a broad measure of market performance and one or more other performance measures, and

     - returns before the deduction of taxes and returns after the deduction of certain taxes for Class A shares.

     The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results may differ.

     BAR CHART

     The bar chart shows changes over time in the annual total returns of Class A shares for each calendar year for the past ten years, assuming the reinvestment of distributions. Previously, the annual total returns for Class B were shown. Class A annual total returns are now being shown to be consistent with the presentation in prospectuses for other MFS funds. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares. If these sales charges were included, they would reduce these returns. The return of the fund's other classes of shares will differ from the Class A share returns shown in the bar chart, depending upon the expenses of those classes.

                                     [CHART]

Calendar Year   Gain or Loss (%)
-------------   ----------------
     1996              7.80
     1997             10.85
     1998            (33.00)
     1999             47.62
     2000            (24.15)
     2001             (2.47)
     2002             (2.84)
     2003             52.02
     2004             26.71
     2005             35.48

     The total return for the six month period ended June 30, 2006 was 6.70%. During the periods shown in the bar chart, the highest quarterly return was 30.86% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (25.26)% (for the calendar quarter ended September 30, 1998).

     PERFORMANCE TABLE

     This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other performance measures, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for Class A shares, this table shows Class A average annual total returns:

     - after the deduction of taxes on distributions made on Class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"), and

     - after the deduction of taxes on both distributions made on Class A shares and on redemption of Class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)

     RETURNS BEFORE TAXES                                        1 YEAR   5 YEARS   10 YEARS
     Class B Shares, with CDSC (Declining over Six Years
     from 4% to 0%)                                               30.62%   19.00%     7.72%
     Class C Shares, with CDSC (1% for 12 Months)                 33.64%   19.15%     7.74%
     Class I Shares, at Net Asset Value                           35.95%   20.37%     8.75%
     Class A Shares, with Initial Sales Charge (5.75%)            27.69%   18.44%     7.65%
     RETURNS AFTER TAXES (CLASS A SHARES ONLY)
     Class A Shares' Return After Taxes on Distributions, with
     Initial Sales Charge (5.75%)                                 25.98%   18.09%     7.36%
     Class A Shares' Return After Taxes on Distributions and
     Sale of Class A Shares, with Initial Sales Charge (5.75%)    19.43%   16.25%     6.64%
     BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
     Morgan Stanley Capital International (MSCI) Emerging
     Markets Free Index*+                                         34.54%   19.44%     6.98%


----------
* The MSCI Emerging Markets Free Index measures the performance of emerging market stocks.

+    Source: FactSet Research Systems, Inc.

     All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

     The fund commenced investment operations on October 24, 1995, with the offering of Class A and Class B shares, and subsequently offered Class C shares on June 27, 1996 and Class I shares on January 2, 1997.

     Performance (in the Average Annual Total Returns Table only) for Class I shares includes the performance of the fund's Class A shares for periods prior to their offering. Performance for Class C shares includes the performance of the fund's Class B shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than those of the share class to which they are blended, and lower performance for share classes with lower operating expenses than those of the share class to which they are blended.

     Prior to November 30, 1999, Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), managed certain assets of the fund.

     MFS assumed all portfolio management responsibilities from FCM and FCEM for the fund on November 30, 1999. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship.

     II.  EXPENSE SUMMARY

-    EXPENSE TABLE

     This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. The annual fund operating expenses are based on expenses incurred during the fund's most recently completed fiscal year. The fund's annual operating expenses may vary in future years.

     SHAREHOLDER FEES (fees paid directly from your investment):

                                                        CLASS A   CLASS B   CLASS C   CLASS I
     Maximum Sales Charge (Load) Imposed on
     Purchases (as a percentage of offering price)       5.75%     0.00%     0.00%      N/A
     Maximum Deferred Sales Charge (Load) (as
     a percentage of original purchase price or          See
     redemption proceeds, whichever is less)            Below(#)   4.00%     1.00%     1.00%
     Maximum Redemption Fee (as a percentage
     of amount redeemed), if applicable(##)              1.00%     1.00%     1.00%     1.00%

          ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):

     Management Fees                                     1.05%     1.05%     1.05%     1.05%
     Distribution and Service (12b-1) Fees(1)            0.35%     1.00%     1.00%      N/A
     Other Expenses(2)                                   0.38%     0.38%     0.38%     0.38%
                                                         -----     -----     -----     -----
     Total Annual Fund Operating Expenses(2)             1.78%     2.43%     2.43%     1.43%

----------
# An initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if you are investing through a retirement plan and your Class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase.

## A redemption fee of 1% will be charged on proceeds from redemptions and exchanges made within 30 calendar days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fees."

(1) The fund's Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund's Class A, Class B, and Class C shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees."

(2) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Total Annual Fund Operating Expenses" would have been lower.

-    EXAMPLE OF EXPENSES

     THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

     The examples assume that:

     - You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     -    The fund's operating expenses remain the same.

     Although your actual costs may be higher or lower, under these assumptions your costs would be:

     SHARE CLASS                               YEAR 1   YEAR 3   YEAR 5   YEAR 10
     Class A shares                             $745    $1,103   $1,484    $2,549
     Class B shares(1)
        Assuming redemption at end of period    $646    $1,058   $1,496    $2,606
        Assuming no redemption                  $246    $  758   $1,296    $2,606
     Class C shares
        Assuming redemption at end of period    $346    $  758   $1,296    $2,766
        Assuming no redemption                  $246    $  758   $1,296    $2,766
     Class I shares                             $146    $  452   $  782    $1,713

----------
(1) Class B shares convert to class A shares approximately eight years after purchase; therefore, years nine and ten reflect class A expenses.

     III. CERTAIN INVESTMENT POLICIES AND RISKS

-    TURNOVER

     MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies. Frequent trading can result in higher taxable gain distributions to shareholders and increases transaction costs, which may reduce the fund's return.

-    TEMPORARY DEFENSIVE POLICY

     In response to market, economic, political, or other conditions, MFS may depart from the fund's principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund's performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

-    FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

     Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund's Statement of Additional Information ("SAI").

     IV.  MANAGEMENT OF THE FUND

-    INVESTMENT ADVISER

     Massachusetts Financial Services Company ("MFS"), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for the fund. Subject to the supervision of the Board of Trustees, MFS is responsible for managing the fund's investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

     Under the Agreement, the fund pays MFS an annual rate of 1.05% for the first $500 million of the fund's average daily net assets, and 1.00% in excess of $500 million of the fund's average daily net assets.

     For the fund's most recent fiscal year, the fund paid MFS a management fee equal to 1.05% of the fund's average daily net assets.

     A discussion regarding the basis for the Board of Trustees approval of the Investment Advisory Agreement is available in the fund's most recent semi-annual report for the six-month period that ends November 30, 2005.

     MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately
     $[      ] as of [      ].

     DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a fund" on the MFS Web site (MFS.COM), the following information is generally available to you:

     INFORMATION                            APPROXIMATE DATE OF POSTING TO
                                                       WEB SITE

     Fund's top 10 securities holdings as   14 days after month end
        of each month's end
     Fund's full securities holdings as     29 days after month end
        of each month's end

     Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

-    PORTFOLIO MANAGER(S)

     Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.

     PORTFOLIO MANAGER    PRIMARY ROLE       SINCE  TITLE AND FIVE YEAR HISTORY
     -------------------  -----------------  -----  ---------------------------
     Nicholas D. Smithie  Portfolio Manager   2002  Vice President of MFS;
                                                    employed in the investment
                                                    management area of MFS
                                                     since 1998.

-    ADMINISTRATOR

     MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is reimbursed for a portion of the costs it incurs in providing these services, including the costs of third parties who provide certain of these services.

-    DISTRIBUTOR

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

-    SHAREHOLDER SERVICING AGENT

     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. Under the Agreement, MFSC may receive a fee based on the costs it incurs in providing these services, including the costs of third parties who provide certain of these services and out-of-pocket expenses, plus a target profit margin.

     V.   DESCRIPTION OF SHARE CLASSES

     The fund offers Class A, Class B, Class C, and Class I shares through this prospectus.

     Class I shares generally are available only to the following eligible investors:

     - certain retirement plans established for the benefit of employees and former employees of MFS or its affiliates;

     -    funds distributed by MFD that invest primarily in shares of MFS funds;

     - retirement plans, endowments or foundations that: (i) have, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (ii) invest at least $10 million in Class I shares of the fund and other MFS funds;

     - bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in Class I shares of the fund, or (ii) have, at the time of purchase of Class I shares, aggregate assets of at least $10 million invested in Class I shares of the fund and other MFS funds; and

     - certain retirement plans offered, administered, or sponsored by insurance companies, as permitted by MFD based on their overall relationship with MFS.

     In addition, MFD may accept, in its sole discretion, investments in Class I shares from purchasers not listed above or that do not meet these qualification requirements.

-    SALES CHARGE WAIVERS OR REDUCTIONS

     You may be subject to an initial sales charge when you purchase Class A, or a CDSC when you redeem Class A, Class B, or Class C shares. These sales charges are paid to MFD.

     In the circumstances described below, you may qualify for a sales charge waiver or reduction for purchases or redemptions of Class A, Class B, or Class C shares. In addition, other sales charge waivers or reductions may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investment programs (e.g., certain wrap accounts or fund supermarket investments). Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI, which is available to you free of charge, and on the fund's Web site at MFS.COM. Some of these programs, waivers or reductions may not be available to you if your shares are held through certain types of accounts, such as retirement accounts and 529s plans, or certain accounts that you may have with your financial intermediary. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice.

     CLASS A SHARES

     You may purchase Class A shares at the offering price (which includes the applicable initial sales charge). In some cases, you may purchase Class A shares without an initial sales charge; in these cases, you will generally be subject to a 1% CDSC upon redemption within 12 months of your purchase.

     The amount of the initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as follows:

                                     INITIAL SALES CHARGE* AS PERCENTAGE OF:
                                           GROSS PURCHASE
                                          AMOUNT (OFFERING   NET AMOUNT
     AMOUNT OF PURCHASE                       PRICE*)         INVESTED
     Less than $50,000                          5.75%           6.10%
     $50,000 but less than $100,000             4.75%           4.99%
     $100,000 but less than $250,000            3.75%           3.90%
     $250,000 but less than $500,000            2.75%           2.83%
     $500,000 but less than $1,000,000          2.00%           2.04%
     $1,000,000 or more                         None**          None**

* Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.

**   A 1% CDSC will generally apply to such purchases.

     You pay no initial sales charge when you invest $1 million or more in Class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed within a reasonable period of time a specified threshold determined by
     MFD). However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

     CLASS B SHARES

     You may purchase Class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4% during the first year to 0% after six years).

     The CDSC is imposed according to the following schedule:

     YEAR OF REDEMPTION   CONTINGENT DEFERRED
       AFTER PURCHASE         SALES CHARGE

          First                    4%

          Second                   4%
          Third                    3%
          Fourth                   3%
          Fifth                    2%
          Sixth                    1%
          Seventh                  0%

     If you hold Class B shares for approximately eight years, they will convert to Class A of the fund. All Class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class B shares in your account convert to Class A shares, a proportionate number of the Class B shares in the sub-account will also convert to Class A shares.

     CLASS C SHARES

     You may purchase Class C shares at net asset value without an initial sales charge. However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

     CLASS I SHARES

     Eligible investors may purchase Class I shares at net asset value without an initial sales charge or a CDSC upon redemption.

     SALES CHARGE WAIVERS OR REDUCTIONS

     Below is a summary of certain investor programs whereby the applicable sales charge may be waived or reduced. You or your financial intermediary must inform MFSC upon purchasing fund shares of your intention to invest in a fund under one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

                                          INVESTMENTS ELIGIBLE FOR:
                          WAIVED INITIAL SALES   REDUCED INITIAL SALES
     PROGRAM                     CHARGE                  CHARGE          WAIVED CDSC
     Letter of Intent                                      X
     Right of
     Accumulation                                          X
     Automatic
     Exchange Plan                  X*

     Exchange Privilege             X*
     Systematic
     Withdrawal Plan                                                         X**
     Distribution
     Reinvestment                   X
     Distribution
     Investment
     Program                        X
     Other Sales
     Charge Waivers                 X                                        X

* Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases.

**   Not available for Class A shares.

     LETTER OF INTENT (LOI). You may pay a reduced or no initial sales charge on purchases of Class A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund (and the MFS Fixed Fund or other bank collective investment fund offered by MFS) within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

     For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.

     To establish a LOI, you may complete the Letter of Intent section of the Account Application or a separate Letter of Intent Application available from MFSC. In order to benefit from the LOI, you or your financial intermediary must inform MFSC that the LOI is in effect each time shares of a fund are purchased.

     RIGHT OF ACCUMULATION (ROA). Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts in any class of any MFS fund (and the MFS Fixed Fund or other bank collective investment fund offered by MFS), based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

     LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your current purchase of shares of an MFS fund with the value of existing accounts held with the MFS funds (or the MFS Fixed Fund or other bank collective investment fund offered by MFS) by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

     Eligible accounts that you may link under a LOI and ROA may include:

          -    Individual accounts;

          -    Joint accounts;

          - Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

          -    MFS 529 College Savings Plan accounts;

          -    Certain single-participant retirement plan accounts;

          -    Certain Individual Retirement Accounts;

          -    Uniform Gifts/Transfers to Minor Acts accounts; and

          - Accounts held in the name of your financial intermediary on your behalf, except accounts investing in Class W shares of certain MFS funds.

     In order to link such accounts under a LOI or ROA, the broker-dealer of record at the time of your current purchase must be the broker-dealer of record for any additional accounts to be linked. MFS fund shares held as follows cannot be combined with your current purchase for purposes of a LOI or ROA:

     - Shares held indirectly through financial intermediaries other than the broker-dealer of record for your current purchase (for example, shares held in a different broker-dealer 's brokerage account or with a bank, an insurance company separate account or an investment adviser); or

     - Shares held directly in a MFS fund account on which the broker-dealer of record is different than the broker-dealer of record for your current purchase.

     It is your responsibility to inform the broker-dealer of record for your current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. If you have not designated a broker-dealer of record, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker-dealer of record) with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of a LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing your purchase order.

          SPECIAL NOTE FOR LOI OR ROA ELIGIBLE ACCOUNTS LINKED PRIOR TO MAY 1, 2006. Any LOI or ROA eligible accounts linked prior to May 1, 2006, will remain linked to the extent the broker-dealer of record information for such accounts is not modified. In the event you change the broker-dealer of record for any such account, your accounts will no longer be eligible to be linked under a LOI or ROA. In addition, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

     AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in a MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in a MFS fund for shares of the same class of other MFS funds. You may make exchanges of at least $50 to up to six different MFS funds under this plan. Exchanges will generally be made at net asset value without any sales charges and are excluded from the funds' exchange limitation policy. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange Class A shares out of the MFS Cash Reserve Fund into Class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.

     SYSTEMATIC WITHDRAWAL PLAN. If you have an account balance of at least $5,000 in a MFS fund, you may elect to receive (or designate someone else to receive) regular periodic payments (generally at least $100 at time of set up) through an automatic redemption of Class A, Class B, or Class C shares. For Class B and Class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan) and you will not incur a CDSC when Class B and Class C shares are redeemed under this plan. For Class A shares, there is no similar percentage limitation, but you may incur a CDSC when Class A shares are redeemed under this plan.

     DISTRIBUTION REINVESTMENT. You may automatically reinvest dividend and capital gain distributions in the same fund without paying an initial sales charge.

     DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a CDSC or an initial sales charge.

     CALCULATION OF CDSC

     As discussed above, certain investments in Class A, Class B, and Class C shares are subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, the 1% CDSC on Class C shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.

     Shares acquired through appreciation and reinvestment of distributions are not subject to a CDSC. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the CDSC, if you sell only some of your shares, shares not subject to a CDSC are sold first, followed by shares held the longest.

-    DISTRIBUTION AND SERVICE FEES

     The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"). Under the Distribution Plan, the fund pays distribution and service fees to MFD to support the sale and distribution of Class A, Class B, and Class C shares, as well as shareholder servicing and account maintenance activities. The fund has not adopted a distribution plan with respect to its Class I shares. These distribution and service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

                                                          MAXIMUM TOTAL
               MAXIMUM DISTRIBUTION   MAXIMUM SERVICE   DISTRIBUTION AND
      CLASS             FEE                 FEE            SERVICE FEE
     -------   --------------------   ---------------   ----------------
     Class A           0.10%               0.25%              0.35%
     Class B           0.75%               0.25%              1.00%
     Class C           0.75%               0.25%              1.00%

     These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

-    FINANCIAL INTERMEDIARY COMPENSATION

     The term "financial intermediary" includes any broker-dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institutions having a selling, administration, or any similar agreement with MFD, MFS, or one of its affiliates.

     Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders and Distribution Plan distribution and service payments received by MFD from the fund, (ii) in the form of shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") based on the receipt of such payments by MFD from the fund, and (iii) in the form of retail marketing support, program support, processing support, and/or other payments paid by MFD from MFD's own additional resources.

     The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

     Financial intermediaries may receive up front commissions of up to the following percentage amounts for sales of the following share classes:

                     UP FRONT COMMISSION AS A
     SHARE CLASS   PERCENTAGE OF OFFERING PRICE
     -----------   ----------------------------
       Class A                 5.75%
       Class B                 3.75%
       Class C                 1.00%

     Financial intermediaries may also receive all or a portion of the following payments: Distribution Plan distribution and service fees as described in "Description of Share Classes - Distribution and Service Fees"; and shareholder servicing payments as described in "Management of the Fund - Shareholder Servicing Agent."

     In addition, financial intermediaries may receive payments from MFD from MFD's own additional resources as incentives to market the MFS funds, to cooperate with MFD's promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the expense table section of the fund's prospectus.

     These additional payments by MFD may take the form of payments to financial intermediaries that provide retail marketing support to MFD with respect to fund shares sold or held through the financial intermediary's retail distribution network. In the case of any one financial intermediary, retail marketing support payments generally will not exceed the sum of 0.10% of that financial intermediary's total sales of MFS' mutual funds and 0.05% of the average net assets of the MFS funds attributable to that financial intermediary, at the end of each calendar year. In addition, financial intermediaries may offer MFS fund shares through specialized programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments for retail marketing support and/or administrative services provided by a financial intermediary with respect to these or other programs. Payments for these program support arrangements may vary, but generally will not exceed 0.25% of the average net assets in such programs attributed to that financial intermediary, at the end of each calendar year. Financial intermediaries may receive both retail marketing support payments and program support payments from MFD. The above-referenced limitations on retail marketing and program support payments are subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. MFD may also make processing support payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC and

     NASD rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

     You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker-dealer in connection with a MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries' sales of shares of a MFS fund as a factor when choosing broker-dealers to effect portfolio transactions for the MFS funds.

     VI.  HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

     You may purchase, redeem, and exchange shares of the fund in the manner described below. If you buy or sell shares of a fund through a retirement account, 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies and fees may differ from those discussed in this prospectus.

-    HOW TO PURCHASE SHARES

     Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form vary among account types and transactions. The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

     The fund is required by law to obtain from you certain personal information that will be used to verify your identify. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

     CLASS A, CLASS B, AND CLASS C SHARES

     With respect to Class A, Class B, and Class C shares, you can establish an account by having your financial intermediary process your purchase. The minimum initial investment is generally $1,000, except for IRAs, for which the minimum initial investment is generally $250 ($200 for rollovers from certain MFS Serviced Plans). In addition, the minimum initial investment is $50 for automatic investment or exchange plans. Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

     The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances, including, but not limited to, purchases by certain types of group retirement plans sponsored or serviced by MFS or an affiliate.

     You may have your financial intermediary process your subsequent purchases or you may contact MFS directly. Generally, the subsequent investment minimum is $50.

     MFSC waives or lowers initial and subsequent investment minimums for certain types of investors and investments.

     ADDITIONAL PURCHASES DIRECTLY THROUGH MFSC

          - BY MAIL. You may purchase additional shares by mailing a check with the returnable portion of your statement to MFSC.

          - BY TELEPHONE. You may purchase additional shares by transferring money by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.

          - ELECTRONICALLY. You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

          - BY WIRE. To purchase additional shares by wire, call MFSC for instructions.

          - AUTOMATIC INVESTMENT PLAN. You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

     ADDITIONAL PURCHASES THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

     CLASS I SHARES

     With respect to Class I shares, you can establish an account through your MFD representative or by contacting MFSC directly. Generally, there are no initial or subsequent investment minimums except as may be required to be an eligible purchaser of Class I shares.

-    HOW TO REDEEM SHARES

     Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form, minus any applicable CDSC and/or redemption fee. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form vary among types of accounts and transactions. In certain circumstances, you may need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries, paid as registered, and mailed to the address of record.

     The fund normally sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days. Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven days after a purchase.

     You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

     REDEEMING DIRECTLY THROUGH MFSC

     - BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed.

     - BY TELEPHONE. If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds wired to your bank account.

     - ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

     - SYSTEMATIC WITHDRAWAL PLAN. For Class A, Class B, or Class C shares, you may elect to automatically receive (or designate someone else to receive) regular periodic payments through an automatic redemption of such classes. Please contact MFSC for details.

     REDEEMING THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

     SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker-dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions regarding your particular situation.

     SHARE CERTIFICATES. If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.

     REDEMPTIONS IN KIND. If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund has the right to pay the redemption amount above such threshold by a distribution in-kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities may increase or decrease in value before you sell them.

     INVOLUNTARY REDEMPTIONS. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your shares without your permission when your account contains less than $500 due to your redemptions or exchanges. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500. Any applicable CDSC will be assessed.

     In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Any applicable CDSC and/or redemption fee will be assessed upon redemption of your shares.

     REDEMPTION FEE: The fund charges a 1% redemption fee (which is retained by the fund) on proceeds from shares redeemed within 30 calendar days following their purchase. The fund reserves the right to change the redemption fee period or amount of redemption fees charged.

     For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

     For funds with a redemption fee, the redemption fee is not charged on the following redemption transactions:

          1. transactions by accounts that the fund or its agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the fund's transfer agent by a financial intermediary or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the fund's transfer agent or its affiliates); however, the fee will be imposed if (i) the fund or its agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and
               (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

          2.   transactions by MFS Serviced Plans;

          3. transactions involving shares purchased, exchanged, or redeemed by means of automated or pre-established purchase plans (including employer or payroll reduction plans), exchange plans, or withdrawal plans ( "automated plans ") sponsored by the MFS funds;

          4. transactions by funds distributed by MFD that invest primarily in shares of MFS funds;

          5. transactions following the death or disability of any registered shareholder, beneficial owner, or grantor of a living trust with respect to shares purchased before death or disability;

          6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

          7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the remaining redemption fee period will carry over to the acquired shares);

          8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion);

          9. transactions involving 529 share classes, R share classes or Class J shares of the fund (if offered); and

          10. transactions due to a failure to meet account minimums, to pay account fees funded by share redemptions, and other similar non-discretionary transactions (e.g., in connection with fund mergers/acquisitions/liquidations).

     In addition, the fund reserves the right to waive or impose the redemption fee or withdraw waivers in its discretion. The fund expects that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other financial intermediaries. In addition, if an omnibus account holder informs the fund or its agents that it has the systematic capability to assess the redemption fee at the individual account level but is unable to assess the fee in all circumstances under the fund's policies, the fund and its agents reserve the right to permit the imposition of the fee under these limited circumstances. These redemption fee exclusions are subject to any administrative policies and procedures developed by the fund and its agents from time to time which may address such topics as the documentation necessary for the fund to recognize a disability and determination of the application of the redemption fee in various circumstances (such as to certain individual account transactions with respect to shares held through an omnibus account), among others. Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

-    HOW TO EXCHANGE SHARES

     An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

     EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly. Your shares will be bought at the net asset value next calculated after your exchange order is received in proper form.

     You can exchange your Class A shares and your Class I shares for shares of the MFS Money Market Fund or the MFS Government Money Market Fund.

     Certain qualified retirement plans may make certain exchanges between the MFS funds and the MFS Fixed Fund. With respect to Class C shares subject to a CDSC, you will only be eligible to make the exchange to the MFS Fixed Fund if the CDSC would have been waived had the Class C shares been redeemed. Contact MFSC for information concerning transactions involving the MFS Fixed Fund.

     The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

     The minimum exchange amount is generally $1,000 (generally $50 for exchanges made under the automatic exchange plan) or all the shares in an account. MFSC waives or lowers the minimum exchange amount for certain types of investors and investments.

     Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

     Other funds may have different exchange restrictions and may impose redemption fees of up to 1% of the amount exchanged. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies, and risks before making any exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and MFS funds' policies concerning excessive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

-    OTHER CONSIDERATIONS

     FREQUENT TRADING

     RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. The Board of Trustees of the MFS funds have adopted the policies described below, which they believe are reasonably designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. The fund may alter its policies at any time without notice to shareholders.

     PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, the MFS funds or their agents may in their discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. This policy also applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

     SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS. The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

     - out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject, or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

     - initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/ acquisitions/liquidations).

     In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent frequent trading activity or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.

     Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

     LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL FREQUENT TRADING PRACTICES. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds and their agents to prevent frequent trading, there is no assurance that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

     In addition, the MFS funds receive purchase, exchange, and redemption orders through financial intermediaries and the MFS funds and their agents cannot always identify or reasonably detect frequent trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as broker-dealers, retirement and 529 plans, investment advisers, and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund. The MFS funds' ability to impose these limitations on shares held through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds and their agents may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

     FREQUENT TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund's performance.

     In addition, to the extent that a fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. A fund's use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund's fair valuation policies and procedures will prevent dilution of the fund's net asset value by short-term traders.

     To the extent that a fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund's investments. Such short-term trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

     UNAUTHORIZED TRANSACTIONS

     MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person. It is important that you contact MFSC immediately about any transactions you believe to be unauthorized.

     ABILITY TO CONTACT MFSC

     Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

     RESERVATION OF OTHER RIGHTS

     In addition to the rights expressly stated elsewhere in this prospectus, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; and 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred.

     ANTI-MONEY LAUNDERING RESTRICTIONS

     Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC and/or redemption fee will be assessed upon redemption of your shares.

     CONFIRMATIONS IN QUARTERLY STATEMENTS

     Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

     VII. OTHER INFORMATION

     -    VALUATION

     The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier as permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the Exchange is closed (such as week-ends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund's assets are traded in other markets on days when the fund does not price its shares, the value of the fund's assets may change when you will not be able to purchase or redeem shares.

     To determine net asset value, the fund's investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

     The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

     Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

     In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

-    DISTRIBUTIONS

     The fund intends to declare and pay a dividend to shareholders at least annually.

     Any capital gains are distributed at least annually.

-    DISTRIBUTION OPTIONS

     The following distribution options are generally available:

     - Dividend and capital gain distributions reinvested in additional shares (THIS OPTION WILL BE ASSIGNED IF NO OTHER OPTION IS SPECIFIED);

     - Dividend distributions in cash; capital gain distributions reinvested in additional shares;

     -    Dividend and capital gain distributions in cash; or

     - Dividend and capital gain distributions reinvested into the same class of shares of another MFS Fund.

     The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

-    TAX CONSIDERATIONS

     The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.

     The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable dividend.

     Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, if some or all of the fund's income derives from "qualified dividend income" and if you are an individual who meets holding period and other requirements with respect to the fund's shares, those distributions that are properly designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gains.

     Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

     The fund's investments in foreign securities may be subject to foreign withholding taxes, which will decrease the fund's return on those securities. The fund generally will be eligible to elect to "pass through" to you foreign income taxes that it pays, in which case you must include your share of those taxes in gross income as a distribution from the fund and you will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. In addition, the fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing, amount, or character of the fund's distributions.

     The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

-    PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

     The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

     VIII. FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand a fund's financial performance for the past five years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFS Service Center, Inc. (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent registered public accounting firm is Ernst & Young LLP.

CLASS A

                                                                      YEARS ENDED MAY 31,
                                                       2006        2005       2004       2003       2002
Net asset value, beginning of period                 $  25.12    $ 19.15    $ 13.67    $  15.16   $ 14.07
                                                     --------    -------    -------    --------   -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income (d)                         $   0.44    $  0.28    $  0.11    $   0.09   $  0.05
   Net realized and unrealized gain (loss) on
   investments and foreign currency                      9.12       5.72       5.52       (1.58)     1.04
                                                     --------    -------    -------    --------   -------
      Total from investment operations               $   9.56    $  6.00    $  5.63    $  (1.49)  $  1.09
                                                     ========    =======    =======    ========   =======
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
   From net investment income                        $  (0.17)   $(0.03)    $ (0.15)   $     --   $    --
   From net realized gain on investments and
   foreign currency transactions                        (2.13)        --         --          --        --
                                                     --------    -------    -------    --------   -------
      Total distributions declared to shareholders   $  (2.30)   $(0.03)    $ (0.15)   $     --   $    --
                                                     --------    -------    -------    --------   -------
Redemption fees added to paid-in capital (d)         $   0.00(w) $  0.00(w) $  0.00(w) $     --   $    --
                                                     --------    -------    -------    --------   -------
Net asset value, end of period                       $  32.38    $ 25.12    $ 19.15    $  13.67   $ 15.16
                                                     ========    =======    =======    ========   =======
Total return (%) (r)(s)(t)                              38.79      31.32      41.34       (9.83)     7.60
                                                     --------    -------    -------    --------   -------
RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                   1.78       1.88       2.20        2.49      2.54
Expenses after expense reductions (f)                    1.78       1.88       2.10        2.29      2.34
Net investment income                                    1.41       1.25       0.62        0.68      0.37
Portfolio turnover                                         58         73        116         214       189
Net assets at end of period (000 omitted)            $192,718    $77,352    $48,806    $ 27,180   $33,212

CLASS B

                                                                     YEARS ENDED MAY 31,
                                                       2006       2005       2004       2003      2002
Net asset value, beginning of period                 $ 24.22    $ 18.57    $ 13.28    $ 14.79   $ 13.80
                                                     -------    -------    -------    -------   -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income (loss) (d)                  $  0.22    $  0.12    $  0.01    $  0.01   $ (0.01)
   Net realized and unrealized gain (loss) on
   investments and foreign currency                     8.81       5.53       5.36      (1.52)     1.00
                                                     -------    -------    -------    -------   -------
      Total from investment operations               $  9.03    $  5.65    $  5.37    $ (1.51)  $  0.99
                                                     -------    -------    -------    -------   -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
   From net investment income                        $ (0.02)   $    --    $ (0.08)   $    --   $    --
   From net realized gain on investments and
   foreign currency transactions                       (2.13)        --         --         --        --
                                                     -------    -------    -------    -------   -------
      Total distributions declared to shareholders   $ (2.15)   $    --    $ (0.08)   $    --   $    --
                                                     -------    -------    -------    -------   -------
Redemption fees added to paid-in capital (d)         $  0.00(w) $  0.00(w) $  0.00(w) $    --   $    --
                                                     -------    -------    -------    -------   -------
Net asset value, end of period                       $ 31.10    $ 24.22    $ 18.57    $ 13.28   $ 14.79
                                                     =======    =======    =======    =======   =======
Total return (%) (r)(s)(t)                             37.96      30.43      40.64     (10.34)     7.17
                                                     -------    -------    -------    -------   -------
RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                  2.43       2.53       2.73       2.99      3.04
Expenses after expense reductions (f)                   2.43       2.53       2.63       2.79      2.84
Net investment income (loss)                            0.74       0.56       0.08       0.10     (0.10)
Portfolio turnover                                        58         73        116        214       189
Net assets at end of period (000 omitted)            $65,700    $36,289    $31,053    $21,568   $32,671

CLASS C

                                                                  YEARS ENDED MAY 31,
                                                     2006       2005      2004       2003     2002
Net asset value, beginning of period               $ 24.05    $ 18.44    $13.19    $ 14.69   $13.71
                                                   -------    -------    ------    -------   ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss) (d)                   $  0.25    $  0.13    $ 0.01    $  0.01   $(0.01)
Net realized and unrealized gain (loss) on
investments and foreign currency                      8.69       5.48      5.33      (1.51)    0.99
                                                    ------    -------    ------    -------   ------
Total from investment operations                   $  8.94    $  5.61    $ 5.34    $ (1.50)  $ 0.98
                                                   -------    -------    ------    -------   ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                         $ (0.09)   $    --    $(0.09)   $    --   $   --
From net realized gain on investments and foreign
  currency transactions                              (2.13)        --        --         --       --
                                                   -------    -------    ------    -------   ------
Total distributions declared to shareholders       $ (2.22)   $    --    $(0.09)   $    --   $   --
                                                   -------    -------    ------    -------   ------
Redemption fees added to paid-in capital (d)       $ 0.00(w)  $  0.00(w) $ 0.00(w) $    --   $   --
                                                   -------    -------    ------    -------   ------
Net asset value, end of period                     $ 30.77    $ 24.05    $18.44    $ 13.19   $14.69
                                                   =======    =======    ======    =======   ======
Total return (%) (r)(s)(t)                           37.89      30.42     40.73     (10.35)    7.15
                                                   -------    -------    ------    -------   ------
RATIOS (%) (TO AVERAGE NET ASSETS) AND
  SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                2.44       2.53      2.73       2.99     3.04
Expenses after expense reductions (f)                 2.44       2.53      2.63       2.79     2.84
Net investment income (loss)                          0.82       0.59      0.08       0.08    (0.05)
Portfolio turnover                                      58         73       116        214      189
Net assets at end of period (000 omitted)          $52,604    $11,022    $7,013    $ 3,063   $5,213

CLASS I

                                                                   YEARS ENDED MAY 31,
                                                      2006       2005       2004       2003     2002
Net asset value, beginning of period                $ 25.87    $ 19.72    $ 14.05    $ 15.50   $14.32
                                                    -------    -------    -------    -------   ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (d)                           $  0.56    $  0.37    $  0.20    $  0.25   $ 0.17
Net realized and unrealized gain (loss) on
investments and foreign currency                       9.40       5.88       5.68      (1.70)    1.01
                                                    -------    -------    -------    -------   ------
Total from investment operations                    $  9.96    $  6.25    $  5.88    $ (1.45)  $ 1.18
                                                    -------    -------    -------    -------   ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                          $ (0.24)   $ (0.10)   $ (0.21)   $    --   $   --
From net realized gain on investments and foreign
currency transactions                                 (2.13)        --         --         --       --
                                                    -------    -------    -------    -------   ------
Total distributions declared to shareholders        $ (2.37)   $ (0.10)   $ (0.21)   $    --   $   --
                                                    -------    -------    -------    -------   ------
Redemption fees added to paid-in capital (d)        $  0.00(w) $  0.00(w) $  0.00(w) $    --   $   --
                                                    -------    -------    -------    -------   ------
Net asset value, end of period                      $ 33.46    $ 25.87    $ 19.72    $ 14.05   $15.50
                                                    =======    =======    =======    =======   ======
Total return (%) (s)(r)                               39.25      31.74      42.04      (9.42)    8.24
                                                    -------    -------    -------    -------   ------
RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                 1.43       1.53       1.73       1.99     2.04
Expenses after expense reductions (f)                  1.43       1.53       1.63       1.79     1.84
Net investment income                                  1.76       1.60       1.08       1.93     1.23
Portfolio turnover                                       58         73        116        214      189
Net assets at end of period (000 omitted)           $96,643    $41,523    $18,821    $12,317   $2,590

NOTES

(d)  Per share data are based on average shares outstanding.

(f)  Ratios do not reflect reductions from fees paid indirectly.

(r) Certain expenses have been reduced without which performance would have been lower.

(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)  Total returns do not include any applicable sales charges.

(w)  Per share amount was less than $0.01.

     MFS EMERGING MARKETS EQUITY FUND

     SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

     IF YOU WANT MORE INFORMATION ABOUT MFS EMERGING MARKETS EQUITY FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated October 1, 2006, provides more detailed information about the fund and is incorporated into this prospectus by reference.

     YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY
     CONTACTING:

          MFS Service Center, Inc.
          500 Boylston Street
          Boston, MA 02116-3741
          Telephone: 1-800-225-2606
          Internet: MFS.COM

     Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

          Public Reference Room
          Securities and Exchange Commission
          100 F Street N.E., Room 1580
          Washington, D.C., 20549

     Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-5850. Reports and other information about the fund are available on the Edgar Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

           The fund's Investment Company Act file number is 811-4492.

                                                 STATEMENT OF ADDITIONAL
                                                 INFORMATION

MFS EMERGING MARKETS EQUITY FUND                         OCTOBER 1, 2006

A SERIES OF MFS SERIES TRUST X

500 BOYLSTON STREET, BOSTON, MA 02116

This Statement of Additional Information ("SAI") contains additional information about the Fund and should be read in conjunction with the Fund's Prospectus dated October 1, 2006. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting the Fund's transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the "MFS Funds"). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I
Part I of this SAI contains information that is particular to the Fund.

[TABLE OF CONTENTS

DEFINITIONS
MANAGEMENT OF THE FUND
SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
SHARE OWNERSHIP
INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS
TAX CONSIDERATIONS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
CUSTODIAN
APPENDIX A - Trustee Compensation and Committees
APPENDIX B - Portfolio Manager(s)
APPENDIX C - Certain Service Provider Compensation
APPENDIX D - Sales Charges and Distribution Plan Payments
APPENDIX E - Portfolio Transactions and Brokerage Commissions
APPENDIX E - Share Ownership                                                   ]

     I.   DEFINITIONS

     "Fund" - MFS Emerging Markets Equity Fund; MFS Foreign/Colonial Emerging Markets Equity Fund (prior to December 1, 1999)

     "Trust" - MFS Series Trust X, a Massachusetts business trust organized in 1985. The Trust was previously known as MFS Government Mortgage Fund (prior to June 2, 1995), MFS Government Income Plus Fund (prior to March 1, 1993), MFS Government Income Plus Trust (prior to August 3, 1992) and MFS Government Securities Trust (prior to December 7, 1990).

     "MFS" - Massachusetts Financial Services Company, a Delaware corporation.

     "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

     "MFSC" - MFS Service Center, Inc., a Delaware corporation.

     "Prospectus" - The Prospectus of the Fund, dated October 1, 2006, as amended or supplemented from time to time.

     II.  MANAGEMENT OF THE FUND

-    THE FUND

     The Fund is a diversified series of the Trust. The Trust is an open-end management investment company.

-    TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

     The identification and background of the Trustees and officers of the Trust are set forth in APPENDIX A to Part II of this SAI.

-    TRUSTEE COMPENSATION AND COMMITTEES

     Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in APPENDIX A to this Part I.

-    PORTFOLIO MANAGER(S)

     Information regarding the Fund's portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in APPENDIX B to this Part I.

-    CERTAIN SERVICE PROVIDER COMPENSATION

     Compensation paid by the Fund to certain of its service providers -- to MFS, for investment advisory, administrative services, and retirement plan administration services; to MFSC, for transfer agency services; and to MFD for program management services -- for certain specified periods, is set forth in APPENDIX C to this Part I.

     III.SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

-    SALES CHARGES

     Sales charges paid for certain specified periods in connection with the purchase and sale of the Fund's shares are set forth in APPENDIX D to this
     Part I.

-    DISTRIBUTION PLAN PAYMENTS

     Payments made by the Fund under the Fund's plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"), for the Fund's most recent fiscal year, are set forth in APPENDIX D to this Part I.

     IV.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Brokerage commissions paid by the Fund for certain specified periods, information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund's most recent fiscal year, are set forth in APPENDIX E to this
     Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading "Portfolio Transactions and Brokerage Commissions."

     V.   SHARE OWNERSHIP

     Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee's share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen, by investors who are deemed to "control" the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in APPENDIX F to this Part I.

     VI.  INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

-    INVESTMENT TECHNIQUES, PRACTICES AND RISKS

     Certain investment techniques, practices, and risks are described in Appendix C to Part II of this SAI.

-    INVESTMENT RESTRICTIONS

     The Fund has adopted certain investment restrictions which are described in APPENDIX F of Part II of this SAI.

     VII. TAX CONSIDERATIONS

     For a discussion of tax considerations, see Part II of this SAI.

     VIII. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL
           STATEMENTS

     Ernst & Young LLP is the Fund's independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

     The Fund's Financial Statements and Financial Highlights for the fiscal year ended May 31, 2006, are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Ernst & Young LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.

     IX.  CUSTODIAN

     State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, serves as the custodian of the assets of the Fund (the "Custodian"). The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and calculating the daily net asset value of each class of shares of the Fund. The Fund may invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

     The Fund has an expense offset arrangement that reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian.

                                                             PART I - APPENDIX A

     TRUSTEE COMPENSATION AND COMMITTEES

     The Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

     TRUSTEE COMPENSATION TABLE

                                                           RETIREMENT BENEFITS ACCRUED   TOTAL TRUSTEE FEES FROM FUND
     TRUSTEE NAME              TRUSTEE FEES FROM FUND(1)     AS PART OF FUND EXPENSE          AND FUND COMPLEX(2)
     -----------------------   -------------------------   ---------------------------   ----------------------------
     INTERESTED TRUSTEES
     Robert J. Manning                    N/A                          N/A                            N/A
     Robert C. Pozen                      N/A                          N/A                            N/A

     NON-INTERESTED TRUSTEES
     Robert E. Butler(3)                  $359                         N/A                            N/A
     Lawrence H. Cohn, M.D                $688                         $0                          $192,518
     David H. Gunning                     $730                         N/A                         $204,768
     William R. Gutow                     $688                         N/A                         $192,518
     Michael Hegarty                      $680                         N/A                         $188,304
     J. Atwood Ives                       $853                         $0                          $275,518
     Amy B. Lane(4)                       $603                         N/A                         $215,518
     Lawrence T. Perera                   $712                         $0                          $203,304
     J. Dale Sherratt                     $763                         $0                          $221,143
     Laurie J. Thomsen                    $685                         N/A                         $187,787
     Robert W. Uek(3)                     $367                         N/A                            N/A

----------

(1)  For the fiscal year ended May 31, 2006.

(2) Information provided is for calendar year 2005. Each Trustee receiving compensation served as Trustee of 98 funds within the MFS Fund complex (having aggregate net assets of approximately $94 billion as of December 31, 2005).

(3)  Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.

(4)  Ms. Lane retired as a Trustee of the Fund on February 22, 2006.

     Retirement Benefit Deferral Plan-- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

COMMITTEES

The Board has established the following Committees:

                        NUMBER OF
                    MEETINGS IN LAST
NAME OF COMMITTEE      FISCAL YEAR                     FUNCTIONS                             CURRENT MEMBERS(1)
-----------------   -----------------   ----------------------------------------   ------------------------------------
AUDIT COMMITTEE             11          Oversees the accounting and auditing       Butler*, Ives* (ex-officio),
                                        procedures of the Fund and, among other    Sherratt*, Thomsen* and Uek*
                                        duties, considers the selection of the
                                        independent accountants for the Fund and
                                        the scope of the audit, and considers
                                        the effect on the independence of those
                                        accountants of any non-audit services
                                        such accountants provide to the Fund and
                                        any audit or non-audit services such
                                        accountants provide to other MFS Funds,
                                        MFS and/or certain affiliates. The
                                        Committee is also responsible for
                                        establishing procedures for the receipt,
                                        retention, and treatment of complaints
                                        received by the Fund regarding
                                        accounting, internal accounting
                                        controls, or auditing matters and the
                                        confidential, anonymous submission of
                                        concerns regarding questionable fund
                                        accounting matters by officers of the
                                        Fund and employees of the Fund's
                                        investment adviser, administrator,
                                        principal underwriter, or any other
                                        provider of accounting-related services
                                        to the Fund.

COMPLIANCE AND               8          Oversees the development and               Butler*, Cohn*, Gunning*, Gutow*,
GOVERNANCE                              implementation of the Fund's regulatory    Hegarty*, Ives* (ex-officio member)
COMMITTEE                               and fiduciary compliance policies,         and Sherratt*
                                        procedures, and practices under the 1940
                                        Act, and other applicable laws, as well
                                        as oversight of compliance policies of
                                        the Fund's investment adviser and
                                        certain other service providers as they
                                        relate to Fund activities. The Fund's
                                        Independent Chief Compliance Officer
                                        reports directly to the Committee and
                                        assists the Committee in carrying out
                                        its responsibilities. In addition, the
                                        Committee advises and makes
                                        recommendations to the Board on matters
                                        concerning Trustee practices and
                                        recommendations concerning the functions
                                        and duties of the committees of the
                                        Board.

CONTRACTS REVIEW             4          Requests, reviews, and considers the       All non-interested Trustees of the
COMMITTEE                               information deemed reasonably necessary    Board (Butler, Cohn, Gunning, Gutow,
                                        to evaluate the terms of the investment    Hegarty, Ives, Perera, Sherratt,
                                        advisory and principal underwriting        Thomsen and Uek)
                                        agreements and the Plan of Distribution
                                        under Rule 12b-1 that the Fund proposes
                                        to renew or continue, and to make its
                                        recommendations to the full Board of
                                        Trustees on these matters.

NOMINATION AND               3          Recommends qualified candidates to the     All non-interested Trustees of the
COMPENSATION                            Board in the event that a position is      Board (Butler, Cohn, Gunning, Gutow,
COMMITTEE                               vacated or created. The Committee will     Hegarty, Ives, Perera, Sherratt,
                                        consider recommendations by shareholders   Thomsen and Uek)
                                        when a vacancy exists. Shareholders
                                        wishing to recommend candidates for
                                        Trustee for consideration by the
                                        Committee may do so by writing to the
                                        Fund's Secretary at the principal
                                        executive office of the Fund. Such
                                        recommendations must be accompanied by
                                        biographical and occupational data on
                                        the candidate (including whether the
                                        candidate would be an "interested
                                        person" of the Fund), a written consent
                                        by the candidate to be named as a
                                        nominee and to serve as Trustee if
                                        elected, record and ownership
                                        information for the recommending
                                        shareholder with respect to the Fund,
                                        and a description of any arrangements or
                                        understandings regarding recommendation
                                        of the candidate for consideration. The
                                        Committee is also responsible for making
                                        recommendations to the Board regarding
                                        any necessary standards or
                                        qualifications for service on the Board.
                                        The Committee also reviews and makes
                                        recommendations to the Board regarding
                                        compensation for the non-interested
                                        Trustees.

                        NUMBER OF
                    MEETINGS IN LAST
NAME OF COMMITTEE      FISCAL YEAR                     FUNCTIONS                             CURRENT MEMBERS(1)
-----------------   -----------------   ----------------------------------------   ------------------------------------
PORTFOLIO TRADING            7          Oversees the policies, procedures, and     Cohn*, Gunning*, Gutow*, Hegarty*,
AND MARKET REVIEW                       practices of the Fund with respect to      Ives* (ex-officio member) and Perera
COMMITTEE                               brokerage transactions involving
                                        portfolio securities as those policies,
                                        procedures, and practices are carried
                                        out by MFS and its affiliates. The
                                        Committee also oversees the
                                        administration of the Fund's proxy
                                        voting policies and procedures by MFS.
                                        In addition, the Committee receives
                                        reports from MFS regarding the policies,
                                        procedures, and practices of MFS and its
                                        affiliates in connection with their
                                        marketing and distribution of shares of
                                        the Fund.

PRICING COMMITTEE            8          Oversees the determination of the value    Ives* (ex-officio member), Perera*,
                                        of the portfolio securities and other      Thomsen* and Uek*
                                        assets held by the Fund and determines
                                        or causes to be determined the fair
                                        value of securities and assets for which
                                        market quotations are not "readily
                                        available" in accordance with the 1940
                                        Act. The Committee delegates primary
                                        responsibility for carrying out these
                                        functions to MFS and MFS' internal
                                        valuation committee pursuant to pricing
                                        policies and procedures approved by the
                                        Committee and adopted by the full Board.
                                        These policies include methodologies to
                                        be followed by MFS in determining the
                                        fair values of portfolio securities and
                                        other assets held by the Fund for which
                                        market quotations are not readily
                                        available. The Committee meets
                                        periodically with the members of MFS'
                                        internal valuation committee to review
                                        and assess the quality of fair valuation
                                        and other pricing determinations made
                                        pursuant to the Fund's pricing policies
                                        and procedures, and to review and assess
                                        the policies and procedures themselves.
                                        The Committee also exercises the
                                        responsibilities of the Board under the
                                        Amortized Cost Valuation Procedures
                                        approved by the Board on behalf of each
                                        Fund which holds itself out as a "money
                                        market fund" in accordance with Rule
                                        2a-7 under the 1940 Act.

SERVICES                    6^          Reviews and evaluates the contractual      Gunning*, Ives* (ex-officio member),
CONTRACTS                               arrangements of the Fund relating to       Sherratt*, Thomsen* and Uek*
COMMITTEE                               transfer agency, administrative
                                        services, custody, pricing and
                                        bookkeeping services, and lending of
                                        portfolio securities, and makes
                                        recommendations to the full Board of
                                        Trustees on these matters.

----------
(1)  The Trustees' identification and background are set forth in Appendix E to
     Part II.

*    Non-interested or independent Trustees.

^ The Board of Trustees established the Services Contracts Committee on September 27, 2005. For periods prior to September 27, 2005, the functions of the Services Contracts Committee were performed by the Fund's Audit Committee.

                                                             PART I - APPENDIX B

     PORTFOLIO MANAGER(S)

     COMPENSATION

     Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     BASE SALARY - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

     The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

     The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

     The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

     OWNERSHIP OF FUND SHARES

     The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager as of the Fund's fiscal year ended May 31, 2006. The following dollar ranges apply:

     N. None

     A. $1 - $10,000

     B. $10,001 - $50,000

     C. $50,001 - $100,000

     D. $100,001 - $500,000

     E. $500,001 - $1,000,000

     F. Over $1,000,000

     NAME OF PORTFOLIO MANAGER   DOLLAR RANGE OF EQUITY SECURITIES IN FUND
     -------------------------   -----------------------------------------
        Nicholas D. Smithie                          D

     OTHER ACCOUNTS

     In addition to the Fund, the Fund's portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, as of the Fund's fiscal year ended May 31, 2006, were as follows:

                      REGISTERED INVESTMENT COMPANIES*   OTHER POOLED INVESTMENT VEHICLES        OTHER ACCOUNTS
                      --------------------------------   --------------------------------   ------------------------
                          NUMBER OF                          NUMBER OF                      NUMBER OF
NAME                       ACCOUNTS   TOTAL ASSETS            ACCOUNTS   TOTAL ASSETS        ACCOUNTS   TOTAL ASSETS
-------------------       ---------   ------------           ---------   ------------       ---------   ------------
Nicholas D. Smithie           4       $1.1 billion               1       $144 million           1       $237 million

----------
*    Includes the Fund.

     Advisory fees are not based upon performance of any of the accounts identified in the table above.

     POTENTIAL CONFLICTS OF INTEREST

     MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

     In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. Securities transactions for the Fund and such other accounts are generally executed on the same day, or the next day. Nevertheless, a particular security may be bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

     MFS does not receive a performance fee for its management of the Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee.

                                                             PART I - APPENDIX C

     CERTAIN SERVICE PROVIDER COMPENSATION

     The Fund paid compensation for advisory services, administrative services, retirement plan administration and services, transfer agency services, and program management services over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix D to this Part I.

                                                                                                      NET AMOUNT PAID TO MFS FOR
                    NET AMOUNT PAID TO MFS FOR                          NET AMOUNT PAID TO MFSC FOR     GENERAL ADMINISTRATIVE
FISCAL YEAR ENDED       ADVISORY SERVICES        AMOUNT WAIVED BY MFS   TRANSFER AGENCY SERVICES(1)            SERVICES
-----------------   --------------------------   --------------------   ---------------------------   --------------------------
   May 31, 2006             $3,020,229                  $     0                   $290,333                      $44,370
   May 31, 2005             $1,375,134                  $     0                   $129,546                      $12,376
   May 31, 2004             $  990,453                  $95,116                   $187,117                      $ 8,734

----------
(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with third parties that provide shareholder services

                                                             PART I - APPENDIX D

     SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

     SALES CHARGES

     The following sales charges were paid during the specified periods:

                             CLASS A INITIAL SALES CHARGES:                           CDSC PAID TO MFD ON:
                  ---------------------------------------------------   ------------------------------------------------
                                               REALLOWED TO FINANCIAL
FISCAL YEAR END     TOTAL    RETAINED BY MFD       INTERMEDIARIES       CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
---------------   --------   ---------------   ----------------------   --------------   --------------   --------------
  May 31, 2006    $928,003      $135,881              $792,122              $2,272           $48,528          $12,946
  May 31, 2005    $247,373      $ 32,875              $214,498              $2,274           $33,257          $ 1,893
  May 31, 2004    $142,403      $ 16,071              $126,332              $1,742           $31,515          $   795

     DISTRIBUTION PLAN PAYMENTS

     During the fiscal year ended May 31, 2006, the Fund made the following Distribution Plan payments:

                               AMOUNT OF DISTRIBUTION AND/OR SERVICE FEES:
                  --------------------------------------------------------------------
CLASS OF SHARES   PAID BY FUND   RETAINED BY MFD   PAID TO FINANCIAL INTERMEDIARIES(1)
---------------   ------------   ---------------   -----------------------------------
Class A Shares      $477,895         $211,316                   $266,579
Class B Shares      $552,403         $431,329                   $121,074
Class C Shares      $287,807         $169,225                   $118,582
Class I Shares        N/A              N/A                        N/A

(1)  May include amounts paid to financial intermediaries affiliated with MFD.

     Amounts retained by MFD may represent fees paid to MFD but not yet reallowed to intermediaries as of the close of the period, compensation to MFD for commissions advanced by MFD to financial intermediaries upon sale of Fund shares, and/or compensation for MFD's distribution and shareholder servicing costs.

                                                             PART I - APPENDIX E

     PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     BROKERAGE COMMISSIONS

     The following brokerage commissions were paid by the Fund during the specified time periods:

     FISCAL YEAR END   BROKERAGE COMMISSIONS PAID BY FUND
     ---------------   ----------------------------------
       May 31, 2006                $1,135,267
       May 31, 2005                $  538,139
       May 31, 2004                $  581,874

     SECURITIES ISSUED BY REGULAR BROKER/DEALERS

     During the fiscal year ended May 31, 2006, the Fund purchased securities issued by the following regular broker/dealers of the Fund, which had the following values as of May 31, 2006:

     BROKER/DEALER   VALUE OF SECURITIES
     -------------   -------------------
          N/A                N/A

     TRANSACTIONS WITH RESEARCH FIRMS

     During the fiscal year ended May 31, 2006, the Fund allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by MFS to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms. (1)

     DOLLAR AMOUNT OF TRANSACTIONS   COMMISSIONS PAID ON TRANSACTIONS
          WITH RESEARCH FIRMS               WITH RESEARCH FIRMS
     -----------------------------   --------------------------------
              $447,153,042                      $1,096,742

----------
(1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

                                                             PART I - APPENDIX F

     SHARE OWNERSHIP

     OWNERSHIP BY TRUSTEES AND OFFICERS

     As of June 30, 2006, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares. The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2005.

     The following dollar ranges apply:

     N. None

     A. $1 - $10,000

     B. $10,001 - $50,000

     C. $50,001 - $100,000

     D. Over $100,000

                                                       AGGREGATE DOLLAR RANGE
                          DOLLAR RANGE OF EQUITY    OF EQUITY SECURITIES IN ALL
NAME OF TRUSTEE           SECURITIES IN THE FUND   MFS FUNDS OVERSEEN BY TRUSTEE
---------------           ----------------------   -----------------------------
INTERESTED TRUSTEES
Robert J. Manning                    N                          D
Robert C. Pozen                      N                          D
NON-INTERESTED TRUSTEES
Robert E. Butler(1)                  N                          N
Lawrence H. Cohn, M.D                N                          D
David H. Gunning                     D                          D
William R. Gutow                     N                          D
Michael Hegarty                      N                          D
J. Atwood Ives                       N                          D
Lawrence T. Perera                   A                          D
J. Dale Sherratt                     N                          D
Laurie J. Thomsen                    N                          D
Robert W. Uek(1)                     N                          D(2)

(1)  Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.

(2)  Mr. Uek's ownership range is as of March 31, 2006.

     25% OR GREATER OWNERSHIP OF THE FUND

     The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of June 30, 2006, and are therefore presumed to control the Fund. All holdings are of record unless otherwise indicated.

     NAME AND ADDRESS OF INVESTOR   PERCENTAGE OWNERSHIP
     ----------------------------   --------------------
     N/A

     5% OR GREATER OWNERSHIP OF SHARE CLASS

     The following table identifies those investors who own 5% or more of any class of a Fund's shares as of June 30, 2006. All holdings are of record unless otherwise indicated.

     NAME AND ADDRESS OF INVESTOR                 PERCENTAGE OWNERSHIP
     ----------------------------------------   -----------------------
     Charles Schwab & Company Inc.              9.46% of Class A Shares
     101 Montgomery Street
     San Francisco, CA 94104-4122

     Delaware Charter Guarantee & Trust         5.10% of Class A Shares
     711 High Street
     Des Moines, IA 50303

     Merrill Lynch Pierce Fenner & Smith Inc.   28.87% of Class C Shares
     4800 Deer Lake Drive, East
     Jacksonville, FL 32246

     Citigroup Global Markets Inc.              10.34% of Class C Shares
     333 West 34th Street, 7th Floor
     New York, NY 10001-2402

     State Street Bank as Custodian of          64.45% of Class I Shares
     MFS International Diversification Fund
     2 Avenue de Lafayette
     Boston, MA 02111-1724

     RSBCO                                      7.57% of Class I Shares
     Attn: Trust Operations
     107 North Trenton Street
     Ruston, LA 71273

     DBTCO Nominee                              6.82% of Class I Shares
     P.O. Box 747
     Dubuque, IA 52004-0747

     MFS Defined Contribution Plan              11.28% of Class I Shares
     C/O Mark Leary
     MFS Investment Management Inc.
     500 Boylston Street, 6th Floor
     Boston, MA 02116-3740

     MFS 401(k) Plan                            5.61% of Class I Shares
     C/O Mark Leary
     MFS Investment Management Inc.
     500 Boylston Street, 6th Floor
     Boston, MA 02116-3740

MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MASSACHUSETTS INVESTORS TRUST
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND
MFS(R) BOND FUND
MFS(R) CAPITAL OPPORTUNITIES FUND
MFS(R) CASH RESERVE FUND
MFS(R) CONSERVATIVE ALLOCATION FUND
MFS(R) CORE EQUITY FUND
MFS(R) CORE GROWTH FUND
MFS(R) EMERGING GROWTH FUND
MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) EMERGING MARKETS EQUITY FUND
MFS(R) FLOATING RATE HIGH INCOME FUND
MFS(R) GLOBAL EQUITY FUND
MFS(R) GLOBAL GROWTH FUND
MFS(R) GLOBAL TOTAL RETURN FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND
MFS(R) GOVERNMENT MONEY MARKET FUND
MFS(R) GOVERNMENT SECURITIES FUND
MFS(R) GROWTH ALLOCATION FUND
MFS(R) GROWTH OPPORTUNITIES FUND
MFS(R) HIGH INCOME FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND
MFS(R) INFLATION-ADJUSTED BOND FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND
MFS(R) INTERNATIONAL GROWTH FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND
MFS(R) INTERNATIONAL VALUE FUND
MFS(R) LIFETIME(R) 2010 FUND
MFS(R) LIFETIME(R) 2020 FUND
MFS(R) LIFETIME(R) 2030 FUND
MFS(R) LIFETIME(R) 2040 FUND
MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) LIMITED MATURITY FUND
MFS(R) MID CAP GROWTH FUND
MFS(R) MID CAP VALUE FUND
MFS(R) MODERATE ALLOCATION FUND
MFS(R) MONEY MARKET FUND
MFS(R) MUNICIPAL BOND FUND
MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) MUNICIPAL INCOME FUND
MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) NEW DISCOVERY FUND
MFS(R) NEW ENDEAVOR FUND
MFS(R) RESEARCH BOND FUND
MFS(R) RESEARCH BOND FUND J
MFS(R) RESEARCH FUND
MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) STRATEGIC GROWTH FUND
MFS(R) STRATEGIC INCOME FUND
MFS(R) STRATEGIC VALUE FUND
MFS(R) TECHNOLOGY FUND
MFS(R) TOTAL RETURN FUND
MFS(R) UNION STANDARD EQUITY FUND
MFS(R) UTILITIES FUND
MFS(R) VALUE FUND
MFS(R) MUNICIPAL STATE FUNDS:
AL, AR, CA, FL, GA, MD, MA, MS, NY, NC, PA, SC, TN, VA, WV

           SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION - PART II

EFFECTIVE IMMEDIATELY, THE SECTION ENTITLED "DISCLOSURE OF PORTFOLIO HOLDINGS" IS RESTATED AS FOLLOWS:

The fund has established a policy governing the disclosure of a fund's portfolio holdings which is designed to protect the confidentially of the fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The fund's Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").

Neither MFS nor the fund will receive any compensation or other consideration in connection with its disclosure of fund portfolio holdings.

PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of fund portfolio holdings through required SEC quarterly filings, a fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS may reasonably determine.

The following information is generally available to you on the MFS Web site (MFS.COM):

INFORMATION                         APPROXIMATE DATE OF POSTING TO WEB SITE
---------------------------------------------------------------------------
Fund's top 10 securities holdings   14 days after month end
   as of each month's end
Fund's full securities holdings     29 days after month end
   as of each month's end

Note that the funds or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Not all registered investment companies that are advised by MFS publicly disclose portfolio holdings in the form or on the schedule described above and registered investment companies that are sub-advised by MFS or its affiliates may be subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings. These clients and prospective clients are not subject to the fund's portfolio holdings disclosure policies. Some of these registered investment companies, sub-advised funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar or identical investment objectives and strategies to certain funds. They therefore have potentially substantially similar, and in certain cases nearly identical, portfolio holdings as those funds.

A fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of these agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the fund's Independent Chief Compliance Officer and the Board of Trustees of the fund. MFS also reports to the Board of Trustees of the fund regarding the disclosure of information regarding the fund that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

     - Employees of MFS or MFD (collectively "fund representatives ") disclose non-public portfolio holdings in connection with the day-to-day operations and management of the fund. Full portfolio holdings are disclosed to a fund's custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a fund's pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a fund in the voting of proxies or in connection with litigation relating to fund portfolio holdings. In connection with managing the funds, MFS may use analytical systems provided by third parties who may have access to fund portfolio holdings.

     - Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, fund Representatives may disclose fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

     - Fund Representatives may provide oral or written information ("portfolio commentary") about a fund, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to fund performance. Fund Representatives may also express their views orally or in writing on one or more of a fund's portfolio holdings or may state that a fund has recently purchased or sold one or more holdings.

     - Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the fund, persons considering investing in the fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, fund Representatives may disclose non-public fund portfolio holdings to the recipients identified on Appendix H of this Part II, or permit the recipients identified on Appendix H of this Part II to have access to non-public fund portfolio holdings, on an on-going basis.

This list of recipients on Appendix H is current as of December 19, 2005, and any additions, modifications, or deletions to this list that have occurred since December 19, 2005, are not reflected. The portfolio holdings of the fund which are provided to these recipients, or to which these recipients have access, may be the funds' current portfolio holdings. As a condition to receiving or being provided access to non-public fund portfolio holdings, the recipients listed in Appendix H must agree, or have a duty, to maintain this information in confidence.

EFFECTIVE IMMEDIATELY, THE SECTION ENTITLED "DETERMINATION OF NET ASSET VALUE" IS RESTATED AS FOLLOWS:

The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a fund's net asset value the next business day after such change.

MONEY MARKET FUNDS

Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the fund's compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00 and has delegated to the adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the adviser is responsible for monitoring and notifying the Board of Trustees of circumstances where the net asset value calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders. Under such circumstances, the Board may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

NON-MONEY MARKET FUNDS

Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded.

Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Short-term instruments with a maturity at issuance of 397 days or less are generally valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales reported that day, exchange-traded options are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods.

Swaps are generally valued at a broker-dealer bid quotation.

Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

EFFECTIVE MAY 1, 2006, THE SECTION ENTITLED "LETTER OF INTENT" IS RESTATED AS
FOLLOWS:

LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or Class 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or Class 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application. Subject to acceptance by MFD and the conditions mentioned below, each LOI purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

     Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

     If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to satisfy the higher initial sales charge level for the amount initially purchased. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

EFFECTIVE MAY 1, 2006, THE SECTION ENTITLED "SUBSEQUENT INVESTMENT BY TELEPHONE" IS RESTATED AS FOLLOWS:

SUBSEQUENT INVESTMENT BY TELEPHONE -- Except with respect to R shares, each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this privilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

EFFECTIVE MAY 1, 2006, THE SECTION ENTITLED "REINSTATEMENT PRIVILEGE" IS RESTATED AS FOLLOWS:

REINSTATEMENT PRIVILEGE -- For shares redeemed on or before April 30, 2006, shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or Class 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) within 90 days of the redemption. Effective for shares redeemed on or after May 1, 2006, the reinstatement privilege is eliminated.

In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EFFECTIVE MAY 1, 2006, CATEGORY B "OTHER PLAN WAIVERS" UNDER CATEGORY 1 OF APPENDIX A IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

                                                              SALES CHARGE WAIVED*
                                                     -------------------------------------
                                                     CLASS A   CLASS A   CLASS B   CLASS C
                                                     FESL      CDSC      CDSC      CDSC
------------------------------------------------------------------------------------------
1.   WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF
     ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING
     PARTICIPANT RECORDKEEPING SERVICES ("MFS
     SERVICED PLANS")

     B.   OTHER PLAN WAIVERS

     -    All MFS Serviced Plans.                       X                             X

     -    Transfers due to the eligibility of a         X         X         X         X
          MFS Serviced Plan to move its investment
          into a new share class under certain
          eligibility criteria established from
          time to time by MFD (sales charges
          waived may vary depending upon the
          criteria established by MFD).

     -    Transfer to rollover MFS Prototype IRA        X                             X
          from an MFS Serviced Plan.

     -    Reinvestment of Redemption Proceeds from      X         X
          Class B Shares

          -    Shares acquired by a retirement
               plan whose account application was
               received by MFD on or prior to
               March 30, 2001 where the purchase
               represents the immediate
               reinvestment of proceeds from the
               plan's redemption of its Class B
               shares of the MFS Funds and is
               equal to or exceeds $500,000,
               either alone or in aggregate with
               the current market value of the
               plan's existing Class A shares; or

          -    Shares acquired by a retirement
               plan whose account application was
               received by MFD on or after April
               2, 2001 and before December 31,
               2002 where the purchase represents
               the immediate reinvestment of
               proceeds from the plan's redemption
               of its Class B shares of the MFS
               Funds and is equal to or exceeds
               $1,000,000, either alone or in
               aggregate with current market value
               of the plan's existing Class A
               shares.

EFFECTIVE MAY 1, 2006, CATEGORY B "AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISORS" UNDER CATEGORY 5 OF APPENDIX A IS REPLACED IN ITS ENTIRETY WITH THE
FOLLOWING:

                                                              SALES CHARGE WAIVED*
                                                     -------------------------------------
                                                     CLASS A   CLASS A   CLASS B   CLASS C
                                                     FESL      CDSC      CDSC      CDSC
------------------------------------------------------------------------------------------
5.   OTHER WAIVERS

     B.   AFFILIATES OF AN MFS FUND/CERTAIN
          FINANCIAL ADVISORS

     -    Shares acquired by officers, eligible         X         X         X         X
          directors, employees (including former
          employees) and agents of MFS, Sun Life
          or any of their subsidiary companies.

     -    Shares acquired by trustees and retired       X         X         X         X
          trustees of any investment company for
          which MFD serves as distributor.

     -    Shares acquired by employees, directors,      X         X         X         X
          partners, officers and trustees of any
          subadviser to any MFS Fund.

     -    Shares acquired by certain family             X         X         X         X
          members of any such individual
          identified above and their spouses (or
          legal equivalent under applicable state
          law), and certain trusts, pension,
          profit-sharing or other retirement plans
          for the sole benefit of such persons,
          provided the shares are not resold
          except to the MFS Fund which issued the
          shares.

     -    Shares acquired by employees or               X         X         X         X
          registered representatives (including
          former employees) of financial
          intermediaries or an employee's spouse
          (or legal equivalent under applicable
          state law) or employee's children under
          the age of 21. For employees or
          registered representatives of financial
          intermediaries who established an
          account with MFS prior to May 1, 2006,
          shares acquired by certain family
          members of employees or registered
          representatives of financial
          intermediaries and their spouses or
          domestic partners, and certain trusts,
          pension, profit-sharing or other
          retirement plans for the sole benefit of
          such persons, provided the shares are
          not resold except to the MFS Fund which
          issued the shares.

     -    Shares acquired by institutional clients      X         X         X         X
          of MFS or MFS Institutional Advisors,
          Inc

                  THE DATE OF THIS SUPPLEMENT IS APRIL 1, 2006

MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MASSACHUSETTS INVESTORS TRUST
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND
MFS(R) BOND FUND
MFS(R) CAPITAL OPPORTUNITIES FUND
MFS(R) CASH RESERVE FUND
MFS(R) CONSERVATIVE ALLOCATION FUND
MFS(R) CORE EQUITY FUND
MFS(R) CORE GROWTH FUND
MFS(R) EMERGING GROWTH FUND
MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) EMERGING MARKETS EQUITY FUND
MFS(R) FLOATING RATE HIGH INCOME FUND
MFS(R) GLOBAL EQUITY FUND
MFS(R) GLOBAL GROWTH FUND
MFS(R) GLOBAL TOTAL RETURN FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND
MFS(R) GOVERNMENT MONEY MARKET FUND
MFS(R) GOVERNMENT SECURITIES FUND
MFS(R) GROWTH ALLOCATION FUND
MFS(R) GROWTH OPPORTUNITIES FUND
MFS(R) HIGH INCOME FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND
MFS(R) INFLATION-ADJUSTED BOND FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND
MFS(R) INTERNATIONAL GROWTH FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND
MFS(R) INTERNATIONAL VALUE FUND
MFS(R) LIFETIME(R) 2010 FUND
MFS(R) LIFETIME(R) 2020 FUND
MFS(R) LIFETIME(R) 2030 FUND
MFS(R) LIFETIME(R) 2040 FUND
MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) LIMITED MATURITY FUND
MFS(R) MID CAP GROWTH FUND
MFS(R) MID CAP VALUE FUND
MFS(R) MODERATE ALLOCATION FUND
MFS(R) MONEY MARKET FUND
MFS(R) MUNICIPAL BOND FUND
MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) MUNICIPAL INCOME FUND
MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) NEW DISCOVERY FUND
MFS(R) NEW ENDEAVOR FUND
MFS(R) RESEARCH BOND FUND
MFS(R) RESEARCH BOND FUND J
MFS(R) RESEARCH FUND
MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) STRATEGIC GROWTH FUND
MFS(R) STRATEGIC INCOME FUND
MFS(R) STRATEGIC VALUE FUND
MFS(R) TECHNOLOGY FUND
MFS(R) TOTAL RETURN FUND
MFS(R) UNION STANDARD EQUITY FUND
MFS(R) UTILITIES FUND
MFS(R) VALUE FUND
MFS(R) MUNICIPAL STATE FUNDS:
AL, AR, CA, FL, GA, MD, MA, MS, NY, NC, PA, SC, TN, VA, WV

     SUPPLEMENT TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION - PART II

EFFECTIVE MARCH 1, 2006, APPENDIX G ENTITLED "PROXY VOTING POLICIES AND PROCEDURES" IS HEREBY RESTATED AS FOLLOWS:

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

 SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004, MARCH 15, 2005 AND MARCH
                                     1, 2006

          Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

          The MFS Proxy Voting Policies and Procedures include:

          A.   Voting Guidelines;

          B.   Administrative Procedures;

          C.   Monitoring System;

          D.   Records Retention; and

          E.   Reports.

A.   VOTING GUIDELINES

     1.   GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

               MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

               MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

               As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

               From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

               These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

     2.   MFS' POLICY ON SPECIFIC ISSUES

               ELECTION OF DIRECTORS

               MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (E.G., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

               MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

               MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (E.G., contested elections) ("Majority Vote Proposals").

               MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

          MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

     - Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

     - Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

     - Vest management of the process in the company's independent directors, other than the nominee in question; and

     - Outline the range of remedies that the independent directors may consider concerning the nominee.

               CLASSIFIED BOARDS

               MFS opposes proposals to classify a board (E.G., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

               NON-SALARY COMPENSATION PROGRAMS

               Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

               MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

               MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (I.E., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

               MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

               MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

               EXPENSING OF STOCK OPTIONS

               While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

               EXECUTIVE COMPENSATION

               MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (E.G., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

               EMPLOYEE STOCK PURCHASE PLANS

               MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

               "GOLDEN PARACHUTES"

               From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

               ANTI-TAKEOVER MEASURES

               In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

               MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
     (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (E.G., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

               MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

               REINCORPORATION AND REORGANIZATION PROPOSALS

               When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

               ISSUANCE OF STOCK

               There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (E.G., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

               REPURCHASE PROGRAMS

               MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

               CONFIDENTIAL VOTING

               MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

               CUMULATIVE VOTING

               MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

               WRITTEN CONSENT AND SPECIAL MEETINGS

               Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

               INDEPENDENT AUDITORS

               MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of ANY non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

               BEST PRACTICES STANDARDS

               Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

               SOCIAL ISSUES

               There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (E.G., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

               The laws of various states may regulate how the interests of certain clients subject to those laws (E.G., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

               FOREIGN ISSUERS

               MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

               In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (E.G., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (E.G., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B.   ADMINISTRATIVE PROCEDURES

     1.   MFS PROXY REVIEW GROUP

               The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

               a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

               b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

               c. Considers special proxy issues as they may arise from time to time.

     2.   POTENTIAL CONFLICTS OF INTEREST

               The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

               In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

               a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and
                    (iii) MFS institutional clients (the "MFS Significant Client List");

               b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

               c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

               d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

               The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

     3.   GATHERING PROXIES

               Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

               MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

     4.   ANALYZING PROXIES

               Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

               As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (E.G., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

               As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

     5.   VOTING PROXIES

               In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.   MONITORING SYSTEM

               It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number

----------
(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

     of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

               When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.   RECORDS RETENTION

               MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E.   REPORTS

               MFS FUNDS

               MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

               ALL MFS ADVISORY CLIENTS

               At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

               Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                  THE DATE OF THIS SUPPLEMENT IS MARCH 1, 2006.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MASSACHUSETTS INVESTORS TRUST
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND
MFS(R) BOND FUND
MFS(R) CAPITAL OPPORTUNITIES FUND
MFS(R) CASH RESERVE FUND
MFS(R) CONSERVATIVE ALLOCATION FUND
MFS(R) CORE EQUITY FUND
MFS(R) CORE GROWTH FUND
MFS(R) EMERGING GROWTH FUND
MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) EMERGING MARKETS EQUITY FUND
MFS(R) FLOATING RATE HIGH INCOME FUND
MFS(R) GLOBAL EQUITY FUND
MFS(R) GLOBAL GROWTH FUND
MFS(R) GLOBAL TOTAL RETURN FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND
MFS(R) GOVERNMENT MONEY MARKET FUND
MFS(R) GOVERNMENT SECURITIES FUND
MFS(R) GROWTH ALLOCATION FUND
MFS(R) GROWTH OPPORTUNITIES FUND
MFS(R) HIGH INCOME FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND
MFS(R) INFLATION-ADJUSTED BOND FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND
MFS(R) INTERNATIONAL GROWTH FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND
MFS(R) INTERNATIONAL VALUE FUND
MFS(R) LIFETIME(R) 2010 FUND
MFS(R) LIFETIME(R) 2010 FUND
MFS(R) LIFETIME(R) 2020 FUND
MFS(R) LIFETIME(R) 2030 FUND
MFS(R) LIFETIME(R) 2040 FUND
MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) LIMITED MATURITY FUND
MFS(R) MID CAP GROWTH FUND
MFS(R) MID CAP VALUE FUND
MFS(R) MODERATE ALLOCATION FUND
MFS(R) MONEY MARKET FUND
MFS(R) MUNICIPAL BOND FUND
MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) MUNICIPAL INCOME FUND
MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) NEW DISCOVERY FUND
MFS(R) NEW ENDEAVOR FUND
MFS(R) RESEARCH BOND FUND
MFS(R) RESEARCH BOND FUND J
MFS(R) RESEARCH FUND
MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) STRATEGIC GROWTH FUND
MFS(R) STRATEGIC INCOME FUND
MFS(R) STRATEGIC VALUE FUND
MFS(R) TECHNOLOGY FUND
MFS(R) TOTAL RETURN FUND
MFS(R) UNION STANDARD EQUITY FUND
MFS(R) UTILITIES FUND
MFS(R) VALUE FUND
MFS(R) MUNICIPAL STATE FUNDS:
AL, AR, CA, FL, GA, MD, MA, MS, NY, NC, PA, SC, TN, VA, WV

           SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION - PART II

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED UNDER CATEGORY 5 "OTHER WAIVERS" IN APPENDIX A TO PART II OF THE SAI:

                                                   SALES CHARGE WAIVED*
                                           -------------------------------------
                                           CLASS A   CLASS A   CLASS B   CLASS C
                                           FESL      CDSC      CDSC      CDSC
                                           -------   -------   -------   -------
L. MISCELLANEOUS

In connection with settlements reached        X
between certain broker/dealers and the
NASD, SEC and/or other regulatory bodies regarding sales of class B and class C shares in excess of certain dollar thresholds, the funds will, at times, permit shareholders who are clients of these firms to redeem class B and class
C shares of the fund and concurrently
purchase class A shares without paying
an initial sales charge.


                THE DATE OF THIS SUPPLEMENT IS FEBRUARY 24, 2006

STATEMENT OF ADDITIONAL INFORMATION

PART II


Part II of this SAI, updated through January 1, 2006, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this
Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


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TABLE OF CONTENTS
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                                                                            PAGE

I    Management of the Fund ...............................................   1
     Trustees/Officers ....................................................   1
     Investment Adviser ...................................................   1
     Administrator ........................................................   2
     Custodian ............................................................   2
     Shareholder Servicing Agent ..........................................   3
     Distributor ..........................................................   3
     Program Manager ......................................................   3
     Codes of Ethics ......................................................   3
II   Principal Share Characteristics ......................................   3
     Class A, Class 529A and Class J Shares ...............................   4
     Class  B,  Class  529B,  Class C, Class 529C, Class R, Class R1,
     Class R2, Class R3, Class R4, Class R5 and Class I Shares ............   4
     Waiver of Sales Charges ..............................................   4
     Financial Intermediary Commissions and Concessions ...................   5
     General ..............................................................   5
III  Distribution Plan ....................................................   5
     Rule 12b-1 Plan ......................................................   5
     Features Common to Each Class of Shares ..............................   5
     Features Unique to Each Class of Shares ..............................   6
IV   Investment Techniques, Practices, Risks and Restrictions..............   7
V    Net Income and Distributions .........................................   7
     Money Market Funds ...................................................   7
     Other Funds ..........................................................   8
VI   Tax Considerations ...................................................   8
     The Treatment of the Fund ............................................   8
     Taxation of Shareholders .............................................   9
     Special Rules for Municipal Fund Distributions .......................  13
     Special Considerations for 529 Share Classes .........................  14
VII  Portfolio Transactions and Brokerage Commissions .....................  14
VIII Disclosure of Portfolio Holdings .....................................  16
IX   Determination of Net Asset Value .....................................  17
     Money Market Funds ...................................................  17
     Other Funds ..........................................................  18
X    Shareholder Services .................................................  18
     Investment and Withdrawal Programs ...................................  18
     Exchange Privilege ...................................................  20
     Tax-Deferred Retirement Plans ........................................  22
     Qualified Tuition Programs ...........................................  23
XI   Description of Shares, Voting Rights and Liabilities .................  23
     Appendix A -- Waivers of Sales Charges ............................... A-1
     Appendix B -- Financial Intermediary Commissions and Concessions ..... B-1
     Appendix C -- Investment Techniques, Practices and Risks ............. C-1
     Appendix D -- Description of Bond Ratings ............................ D-1
     Appendix E -- Trustees and Officers -- Identification and Background . E-1
     Appendix F -- Investment Restrictions ................................ F-1
     Appendix G -- Proxy Voting Policies and Procedures ................... G-1
     Appendix H -- Recipients of Non-Public Portfolio Holdings on an
                   Ongoing Basis .......................................... H-1

I    MANAGEMENT OF THE FUND

     TRUSTEES/OFFICERS
     BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees have appointed several persons to serve as "Advisory Trustees", each of whom have been nominated by the Trustees for election as Trustees by shareholders.

     TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.

     TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred benefit plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred benefits will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

       Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

     INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.


     INVESTMENT ADVISER
     The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial, Inc. (a diversified financial services organization).


       MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies described in Appendix G to this Part II. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available without charge by visiting mfs.com and clicking on "Proxy Voting" and by visiting the SEC's website at http://www.sec.gov.

     INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

       The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

       The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non- recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

       The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

       The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

       The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.

     ADMINISTRATOR
     MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets.


       Each Fund pays MFS an administrative fee consisting of a fixed amount of $10,000 plus a fee of up to the following annual percentage rates of the Fund's average daily net assets:

       First $2 billion                         0.01101%
       Next $2.5 billion                        0.00816%
       Next $2.5 billion                        0.00038%
       In excess of $7 billion                  0.00000%

       In addition, MFS is responsible for providing certain plan administration and services with respect to Class R1, Class R2, Class R3, Class R4 and Class R5 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R1, Class R2, Class R3, Class R4, and Class R5 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual plan administration and service fee solely from the assets attributable to shares of each R share class to MFS for the provision of these services in an amount equal to 0.45% for Class R1 shares, 0.40% for Class R2 shares, 0.25% for Class R3 shares, 0.15% for Class R4 shares, and 0.10% for Class R5 shares. MFS has agreed in writing to waive the retirement plan administration and service fee to 0.35% for class R1 shares, 0.25% for class R2 shares, and 0.15% for class R3 shares until at least September 30, 2007.


     CUSTODIAN
     State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.


     SHAREHOLDER SERVICING AGENT
     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee from the Funds designated to achieve a target pre-tax annual profit margin. Taking into account this goal, effective January 1, 2006, each Fund (except Funds investing primarily in other MFS Funds) pays MFSC a fee based on its average daily net assets equal to 0.1055%. Such fee rate shall continue until modified by agreement between the Funds and MFSC, taking into account MFSC's pre-tax profit margin target.

       In addition, MFSC is reimbursed by the Funds for certain expenses incurred by MFSC on behalf of the Funds. These reimbursements include payments made under agreements with third parties that provide omnibus accounting, network, sub-transfer agency and other shareholder services, including without limitation recordkeeping, reporting and transaction processing services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party. MFSC is also reimbursed for certain out-of-pocket expenses, such as costs related to mailing shareholder statements or to shareholder inquiries, incurred by MFSC in performing the services described above.


       MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. State Street Bank and Trust Company has contracted with MFSC to perform dividend disbursing agent functions for the Funds.

     DISTRIBUTOR
     MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

     PROGRAM MANAGER
     MFD serves as program manager for a qualified tuition program under Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs. MFD may retain this entire amount or may pay or "reallow" all or a portion of it to third parties that provide program manager services.

     CODES OF ETHICS
     The Fund and its Adviser and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the "1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. These codes are on file with, and are available from, the Securities and Exchange Commission (the "SEC"). These codes can be reviewed and copied at the:

         Public Reference Room
         Securities and Exchange Commission
         Washington, D.C. 20549-0102

     Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes also are available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of these codes may be obtained, upon payment of a duplicating fee, by electronic request to the following e- mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

II   PRINCIPAL SHARE CHARACTERISTICS
     Set forth below is a description of Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class I and Class J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.

       The term "financial intermediary" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

     CLASS A, CLASS 529A AND CLASS J SHARES
     MFD acts as a distributor in selling Class A, Class 529A and Class J shares of the Fund to financial intermediaries. The public offering price of Class A, Class 529A and Class J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, Class 529A and Class J share of the Fund is calculated by dividing the net asset value of a share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge may be reduced or waived with respect to certain purchase amounts and pursuant to certain shareholder programs (see "Shareholder Services" below and Appendix A). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

       In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:

     o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

       > the plan had established an account with MFSC; and

       > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

          + The employer had at least 25 employees; or

          + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

     o Investment in Class A shares by certain retirement plans subject to ERISA, if

       > The retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services;

       > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

       > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

     o Investments in Class A shares by certain retirement plans subject to ERISA, if

       > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

       > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; and

       > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
         PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY;

     o Investment in Class A shares by certain retirement plans subject to ERISA, if

       > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

       > The plan records are maintained on a pooled basis by MFSC; and

       > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

     CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R, CLASS R1, CLASS R2, CLASS R3, CLASS R4, CLASS R5, AND CLASS I SHARES MFD acts as distributor in selling Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

     WAIVER OF SALES CHARGES
     In certain circumstances, the initial sales charge imposed upon purchases of Class A and Class 529A shares and the CDSC imposed upon redemptions of Class A, Class B, Class C, Class 529B and Class 529C shares are waived. These circumstances are described in Appendix A of this Part II. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time in their discretion.

     FINANCIAL INTERMEDIARY COMMISSIONS AND CONCESSIONS
     MFD pays commissions and provides concessions to financial intermediaries that sell Fund shares. These financial intermediary commissions and concessions are described in Appendix B of this Part II.

     GENERAL
     Neither MFD nor financial intermediaries are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to financial intermediaries. MFD may benefit from its temporary holding of funds paid to it by financial intermediaries for the purchase of Fund shares.

III  DISTRIBUTION PLAN

     RULE 12B-1 PLAN
     The Trustees have adopted a Distribution Plan for Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4 and Class J shares (the "Distribution Plan") pursuant to
     Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

       The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.

       In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

     FEATURES COMMON TO EACH CLASS OF SHARES
     There are features of the Distribution Plan that are common to each Class of shares, as described below.

     SERVICE FEES -- The Distribution Plan provides that the Fund shall pay MFD a service fee equal on an annual basis to up to a maximum of 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") as compensation for shareholder servicing and account maintenance activities. At its discretion, MFD may in turn pay all or a portion of these fees to financial intermediaries that perform shareholder servicing and/or account maintenance activities. Shareholder servicing and account maintenance activities may include, but are not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. The service fees payable by MFD to any financial intermediary may be subject in whole or in part to such minimum account or payment requirements or other standards as MFD may set in its discretion. MFD or its affiliates are entitled to retain all or any portion of the service fees payable under the Distribution Plan, including when MFD is the broker of record or when a shareholder has not designated a broker of record, or for which the minimum account or payment requirements or other standards have not been met.

     DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and financial intermediaries for their expenses incurred in connection with the distribution of Fund shares, including, but not limited to, commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment, payments made to wholesalers employed by MFD (employees may receive additional compensation if they meet certain targets for sales of the MFS Funds), and other distribution- related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

     OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

       The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

     FEATURES UNIQUE TO EACH CLASS OF SHARES
     There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.

     CLASS A AND CLASS 529A SHARES -- Class A and Class 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.

       The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.10% of Class A shares' average daily net assets and up to 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution- related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD (e.g., MFD pays commissions to financial intermediaries with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     CLASS B AND CLASS 529B SHARES -- Class B and Class 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD generally advances to financial intermediaries the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD retains the service fee paid by the Fund with respect to such shares for the first year after purchase and financial intermediaries become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

       Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class B and Class 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to financial intermediaries upon purchase of Class B and Class 529B shares).

     CLASS C AND CLASS 529C SHARES -- Class C and Class 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to financial intermediaries of up to 1.00% of the purchase price of Class C or Class 529C shares purchased through financial intermediaries at the time of purchase. In compensation for this 1.00% commission paid by MFD to financial intermediaries, MFD will retain the 1.00% per annum Class C or Class 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and financial intermediaries will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

       This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to financial intermediaries), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to financial intermediaries) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or Class 529C shares, respectively.

     CLASS R, CLASS R1, CLASS R2, CLASS R3 AND CLASS R4 SHARES -- Class R, Class R1, Class R2, Class R3 and Class R4 shares are offered at net asset value without an initial sales charge or CDSC. Class R, Class R1, Class R2, Class R3 and Class R4 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay the ongoing service fee for Class R, Class R1, Class R2, Class R3 and Class R4 shares to the financial intermediary making the sale or providing certain services to the retirement plan.

       The distribution fee paid to MFD under the Distribution Plan for Class R shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R shares. The distribution fee paid to MFD under the Distribution Plan for Class R1 shares is equal, on an annual basis, to up to 0.50% of the Fund's average daily net assets attributable to Class R1 shares. The distribution fee paid to MFD under the Distribution Plan for Class R2 and Class R3 shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R2 and Class R3 shares. MFD does not receive a distribution fee under the Distribution Plan for Class R4 shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.75% per annum of the average daily net assets of the Fund attributable to Class R1 or 0.50% per annum of the average daily net assets of the Fund attributable to Class R, Class R2, Class R3 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion or all of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.

       The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

IV   INVESTMENT TECHNIQUES, PRACTICES,
     RISKS AND RESTRICTIONS
     Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies to the extent such techiques and practices are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. References to a "Fund" in Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V    NET INCOME AND DISTRIBUTIONS

     MONEY MARKET FUNDS
     The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).


       For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, and (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.


       Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account. Any capital gains are distributed at least annually.

       It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

     OTHER FUNDS
     Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.


VI   TAX CONSIDERATIONS
     The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact of investment in the Fund may have on their own tax situations.

     TAX TREATMENT OF THE FUND
     FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code.

       In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

         (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

         (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

         (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships. In the case of the Fund's investment in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

       In general, for purposes of the 90% income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (which is defined as any partnership (i) whose interests are traded on an established securities market or whose interests are readily traded on a secondary market or the substantial equivalent there of and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph
     (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

       As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.

       If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

     TAXATION OF SHAREHOLDERS
     TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and "Capital Gain Dividends" (as defined below) they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.

       For taxable years beginning before January 1, 2009, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Payments in lieu of dividends, such as pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.

       In general, distribution of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income for that taxable year, then 100% of the Fund's dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income. For this purpose, in the case of a sale or other disposition of the Fund of stock or securities, the only gain included in the term "gross income" is the excess of net short-term capital gain from such sales or dispositions over the net long-term capital loss from such sales or dispositions.

       Properly designated distributions of net capital gain (i.e., the excess of net long-term capital gain over the net short-term capital loss) ("Capital Gains Dividends"), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

       Long-term capital gain rates applicable to individuals have been temporarily reduced for taxable years beginning before January 1, 2009.

       Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

       Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     CAPITAL LOSS CARRYOVERS-- Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to a Fund are shown in the notes to the financial statements for the Fund.

     DIVIDENDS-RECEIVED DEDUCTION-- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

     DISPOSITION OF SHARES-- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends made with respect to those shares.

     SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS -- Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     U.S. TAXATION OF NON-U.S. PERSONS -- In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person") within the meaning of the Code (such shareholder, a "Non-U.S. Person") are subject to withholding of U.S federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) distributions (other than distributions to a Non-U.S. Person
     (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Person and the Non-U.S. Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Person (an "interest-related dividend"), and (ii) distributions (other than distributions to an individual Non-U.S. Person who is present in the United States for a period or periods aggregating 183 day or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses (a "short-term capital gain dividend"), in each such case to the extent such distributions are properly designated by the Fund. This provision will first apply to the Fund (1) with respect to its direct portfolio investments (if any) in its taxable year beginning after December 31, 2004 and, (2) with respect to the Fund's investments in underlying funds (if any), with respect to distributions from such underlying funds in their taxable years beginning after December 31, 2004 that are received by the Fund in its taxable year beginning after December 31, 2004. The Fund does not currently intend to designate distributions as interest-related dividends or as short-term capital gain dividends except with respect to the MFS Research Bond Fund J shares. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

       If a beneficial holder who is a Non-U.S. Person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

       Tax legislation enacted in 2004 modifies the tax treatment of distributions from the Fund that are paid to a Non-U.S. Person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under this legislation, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to Non-U.S. Persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") will give rise to an obligation for those Non-U.S. Persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

       Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or
     (iii) the shares constitute USRPIs (effective for taxable years of the Fund beginning after December 31, 2004) or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange or USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50% in value of its stock held directly or indirectly by Non-U.S. Persons.

     BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including Capital Gain Dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

     FOREIGN INCOME TAXATION OF A NON-U.S. PERSON -- Distributions received from the Fund by a Non-U.S. Person may also be subject to tax under the laws of their own jurisdictions.

     STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

     CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

     OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, futures contracts, forward contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, futures contracts, forward contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the diversification requirements of Subchapter M of the Code.

     FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

     FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

       If more than 50% of the total assets of a fund are represented by direct investments in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund. In addition, the fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing, amount, or character of the fund's distributions.

     UNDERLYING FUNDS -- If the Fund invests all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds' income and gains and gains and losses on the dispositions of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund (i.e., long-term capital gains, eligibility for the foreign tax credit, eligibility for exempt interest dividends, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

       If the Fund received dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as "qualified dividend income," then the Fund is permitted in turn to designate a portion of its distributions as "qualified dividend income" as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

       Depending on the Fund's percentage ownership in an underlying fund before and after a redemption of shares of such underlying fund, such a redemption may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest. It is possible that such a dividend will qualify as "qualified dividend income"; otherwise, it will be taxable as ordinary income.

       The fact that a Fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (2) short- term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds. Furthermore, if the Fund invests in an underlying fund, it will not, under current law, receive or pass through USRPI Distributions as a result of such investment; this result may be changed by future regulations.

       Under the current law, a fund of funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. A fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

     SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
     The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

     TAX-EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt- interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends will increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

     TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable as ordinary income (including interest from any obligations that lose their federal tax exemption and, subject to a de minimis exception, when a bond purchased at a price less than its stated redemption price at maturity (a so-called "market discount bond") matures or is disposed of by the Municipal Fund) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.

     CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED TAX-EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

     CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Municipal Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. You should consult your tax advisor to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

     CONSEQUENCES OF REDEEMING SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

     STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES
     The following special consideration applies specifically to the ownership of a Fund's 529 classes through a tuition program that qualifies under
     Section 529 of the Code.

       The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning before January 1, 2011. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

       Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

     TAX SHELTER REPORTING -- Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

VII  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

       In connection with the selection of broker dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in that and other transactions.

       In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker-dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

       As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

       The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

       Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Adviser may use brokerage commissions from the Fund's portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

       The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid. The Research received may be useful and of value to the Adviser in serving both the Fund and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Fund effects securities transactions may be used by the Adviser in connection with the Fund. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

       From time to time, the Adviser prepares a list of broker-dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each of these research firms, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Fund has an obligation to any Research Firm if the amount of brokerage commissions paid to the research firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

       If the Adviser determines that any service or product has a mixed use, (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

       Certain Funds have entered into an arrangement under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive a credit for part of the brokerage commission paid, which is applied against expenses of the Funds. In addition, the Funds have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent, State Street Bank and Trust Company.

       In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


       In certain instances there may be securities that are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) private funds or accounts principally owned by the Adviser's officers and/or employees or the Trust's employees or Trustees; and (2) any accounts owned beneficially solely by the Adviser or any direct or indirect subsidiary of the Adviser. However, these policies do not prohibit allocations to funds or accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc. or Sun Life Financial, Inc. or their affiliates other than the Adviser and its direct and indirect subsidiaries.

       It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.


VIII DISCLOSURE OF PORTFOLIO HOLDINGS.


     The Funds have established a policy governing the disclosure of a Fund's portfolio holdings which is designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Funds' Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").


       Registered investment companies that are sub-advised by MFS may be subject to different portfolio holdings disclosure policies, and neither MFS nor the Board of Trustees of the Funds exercises control over such policies. In addition, separate account and unregistered product clients of MFS have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings, and are not subject to the Funds' portfolio holdings disclosure policies. Some of the funds that are sub-advised by MFS and some of the separate accounts and unregistered products managed by MFS have substantially similar or identical investment objectives and strategies to the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

       Neither MFS nor the Funds will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

     PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine. Each Fund's prospectus describes, to the extent applicable, the type of information that is disclosed on MFS' website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

       A Fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information,
     (b) the day after the Fund makes such information available on its website (assuming that it discloses in its prospectus that such information is available on its website), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

     DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information (such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media), and MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS and its affiliates.

       In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Funds' Independent Chief Compliance Officer and the Board of Trustees of the Funds. MFS also reports to the Board of Trustees of the Funds regarding the disclosure of information regarding the Funds that is not publicly available.

       Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

     o Employees of MFS or MFD (collectively "Fund representatives") disclose non- public portfolio holdings in connection with the day-to-day operations and management of the Funds. Full portfolio holdings are disclosed to a Fund's custodians, independent registered accounting firm and financial printers. Portfolio holdings are disclosed to a Fund's pricing service vendors and broker- dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

     o Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of Fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

       In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund Representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

     o Fund Representatives may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund Representatives may also express their views orally or in writing on one or more of a Fund's portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

     o Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

       The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

     ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, Fund Representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix H of this Part II, or permit the recipients identified on Appendix H of this Part II to have access to non-public Fund portfolio holdings, on an on-going basis.


       This list of recipients on Appendix H is current as of December 19, 2005, and any additions, modifications or deletions to this list that have occurred since December 19, 2005 are not reflected. The portfolio holdings of the Funds which are provided to these recipients, or to which these recipients have access, may be the Funds' current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix H must agree or have a duty to maintain this information in confidence.


IX   DETERMINATION OF NET ASSET VALUE
     The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class.

     MONEY MARKET FUNDS


       Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the fund's compliance with Rule 2a-7 of the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument. The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00. If the Board of Trustees determines that net asset value calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders, it may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

     OTHER FUNDS

       Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the advisor are valued as described below.

       Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales during the day, equity securities are generally valued at the last quoted bid price as reported by an independent pricing service on the market or exchange on which they are primarily traded.

       Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated bid price as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer- supplied valuations and electronic data processing techniques which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

       Short-term instruments with a maturity at issuance of 365 days or less are generally valued at amortized cost, which approximates market value.

       Exchange-traded options are generally valued at the last sale or closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales during the day, exchange-traded options are generally valued at the last quoted bid price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued as reported by an independent pricing service or on the basis of quotations obtained from brokers and dealers. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

       Futures contracts are generally valued at settlement price as reported by an independent pricing service on the exchange on which they are primarily traded. For futures contracts in which there were no sales during the day, futures contracts are generally valued at the last quoted bid price as reported by an independent pricing service on the exchange on which they are primarily traded.

       Forward foreign currency contracts are generally valued at the mean of bid and asked prices based on rates reported by an independent pricing service.

       Swaps are generally valued on the basis of quotations from brokers and dealers.

       Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued on the basis of information from brokers and dealers.

       The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars based upon exchange rates provided by an independent source.

       When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, in valuing securities that trade principally on foreign markets events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.


X    SHAREHOLDER SERVICES

     INVESTMENT AND WITHDRAWAL PROGRAMS
     The Fund makes available certain programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are generally described in the prospectus and additional details regarding certain of these programs are set forth below. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or Class 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held with the Fund in the name of your financial intermediary or if your investment in the Fund is made through a retirement plan or 529 tuition program. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

     LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or Class 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or Class 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each LOI purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

       Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36- month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

       If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


     SUBSEQUENT INVESTMENT BY TELEPHONE -- Except with respect to R shares, each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000, provided that the maximum purchase amount for Class B and Class 529B shares is $99,999. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this privilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


     DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

     SYSTEMATIC WITHDRAWAL PLAN -- Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

     GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or Class 529A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

     AUTOMATIC EXCHANGE PLAN -- Except with respect to Class R shares shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made in up to six different MFS funds. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

       Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

       A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

     REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or Class 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge).

       In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

     EXCHANGE PRIVILEGE
     Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.

     EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, a pro rata portion of the CDSC will carry over to the acquired shares.


     EXCHANGES INVOLVING THE MFS MONEY MARKET FUND -- Class A and Class I shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of a Fund held by a retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) may be exchanged for shares of the MFS Money Market Fund; except as noted below, this exchange privilege does not apply to eligible retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). Class R and Class R3 shares of a Fund held by a MFS Serviced Plan on March 31, 2005 may be exchanged for shares of the MFS Money Market Fund.

       Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

     EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, Class C, Class I, Class R (if the retirement plan held Class R shares on March 31, 2005), Class R1, Class R2, Class R3, Class R4 and Class R5 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privileges). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.


     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, Class 529B or Class 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.

     GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 for exchanges made under the automatic exchange plan) or all the shares in the account. There is no minimum exchange amount for the Class R share classes. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses).

       Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from financial intermediaries or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

       Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

     TAX-DEFERRED RETIREMENT PLANS
     Shares of the Fund may be purchased by all types of tax deferred retirement plans. MFD makes available, through financial intermediaries, plans and/or custody agreements, the following:

     o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

     o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

     o Simplified Employee Pension (SEP-IRA) Plans;

     o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

     o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

     o Certain other qualified pension and profit-sharing plans.

       The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. For further details with respect to any plan, including fees charged by the trustee, custodian or MFS (or its affiliates), tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

       An investor should consult with his or her tax advisor before establishing any of the tax-deferred retirement plans described above.

       Shares of Funds that do not offer Class R1, Class R2, Class R3, Class R4 or Class R5 shares are not available for purchase by an MFS Serviced Plan established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B, Class C or Class I shares of a Fund that does not offer Class R1, Class R2, Class R3, Class R4, or Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund that does not offer Class R1, Class R2, Class R3, Class R4, and Class R5 shares.

       For those Funds that offer Class R shares, Class R shares of the Funds are not available for sale to new investors. Shareholders that held Class R shares (formerly Class R1 shares) of a Fund on March 31, 2005 may purchase additional Class R shares of the Fund and may exchange their Class R shares for Class R shares of any other Fund offering Class R shares.

       Class A, Class B and Class C shares of Funds that offer Class R1, Class R2, Class R3, Class R4 and Class R5 shares are not available for sale to MFS Serviced Plans established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B or Class C shares of a Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares.

       MFS Serviced Plans that own Class A, Class B, Class C, Class I or Class R (formerly Class R1) shares of the Funds may be eligible to purchase Class R1, Class R2, Class R3, Class R4, and Class R5 shares of the Funds offering these classes, subject to eligibility criteria established by MFS from time to time, which MFS may waive or change at its discretion.


       MFS and its affiliates are responsible for providing recordkeeping services to the MFS Serviced Plans pursuant to a services agreement entered into between MFS and the sponsor of the MFS Serviced Plans. MFS and its affiliates limit the classes of shares available to the MFS Serviced Plans under the terms of such services agreement. MFS and its affiliates currently offer Class R1, Class R2, Class R3, Class R4, Class R5 and Class I shares to the MFS Serviced Plans and offer Class R shares in certain circumstances as described above.

       Class R1 and Class R2 shares are not available for sale to retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement ("Alliance Plans"; retirement plans other than MFS Serviced Plans or Alliance Plans being referred to as "Investment Only Plans"). MFS may waive this exclusion from time to time at its discretion.

     QUALIFIED TUITION PROGRAMS
     Class 529A, Class 529B and Class 529C shares are only offered in conjunction with qualified tuition programs established in accordance with
     Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, Class 529B or Class 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.


XI   DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
     The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

       Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

       Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.


       The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. Additionally, MFS Series Trust XII, or any series or class of MFS Series Trust XII, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets without any shareholder vote to the extent permitted by applicable law. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.


       The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.

       Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

       The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

       The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

       The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

       The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES
This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administration and any other institutions having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates. The
Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time at their discretion.

WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                              ---------------------------------------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
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1. WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES)
   IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES
   ("MFS SERVICED PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
  A. 401(a) PLANS AND ESP PLANS**
-----------------------------------------------------------------------------------------------------------------------------------

  o To the extent that redemption proceeds are used to pay                                                x         x         x
    expenses (or certain participant expenses) of the 401(a)
    or ESP Plan (e.g., participant account fees).

-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers due to the eligibility of a MFS Serviced Plan to                                  x         x         x         x
    move its investment into a new share class under certain
    eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired pursuant to repayments by retirement plan                                   x         x         x         x
    participants of loans from 401(a) or ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan which established an
    account with x MFSC between July 1, 1996 and
    December 31, 1998.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan whose sponsoring organization                                                              x
    subscribes to the MFS Recordkeeper Plus product and which
    established its account with MFSC on or after January 1,
    1999 (provided that the plan establishment paperwork isP
    received by MFSC in good order on or after November 15,
    1998 and before December 31, 2002). A plan with a pre-
    existing account(s) with any MFS Fund which switches to
    the MFS Recordkeeper Plus product will not become eligible for this waiver category.
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers from a single account maintained for a 401(a)                                               x         x         x
    Plan  to multiple accounts maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------


  o All MFS Serviced Plans.                                                                     x                             x
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers due to the eligibility of a MFS Serviced Plan to                                  x         x         x         x
    move its investment into a new share class under certain
    eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).

-----------------------------------------------------------------------------------------------------------------------------------
  o Transfer to rollover IRA from an MFS Serviced Plan.                                         x                             x
-----------------------------------------------------------------------------------------------------------------------------------
  o Reinvestment of Redemption Proceeds from Class B Shares                                     x         x
     => Shares  acquired  by a retirement plan whose account application was received by MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

     => Shares acquired by a retirement plan whose account application was received by MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.
-----------------------------------------------------------------------------------------------------------------------------------
2. WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
  A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Where the retirement plan and/or sponsoring organization                                    x         x
    demonstrates to the satisfaction of, and certifies to,
    MFSC that the retirement plan (or multiple plans
    maintained by the same plan sponsor) has, at the time of
    certification or will have pursuant to a purchase order
    placed with the certification, a market value of $500,000
    or more (applies only when the certification was received
    by MFSC on or prior to March 30, 2001) or $1,000,000 or
    more (applies only when the certification is received by
    MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS Funds and aggregate assets of
    at least $10 million; provided, however, that the CDSC
    will not be waived (i.e., it will be imposed) (a) with
    respect to plans which establish an account with MFSC on
    or after November 1, 1997, in the event that the plan
    makes a complete redemption of all of its shares in the
    MFS Family of Funds, or (b) with respect to plans which
    establish an account with MFSC prior to November 1, 1997,
    in the event that there is a change in law or regulations
    which result in a material adverse change to the tax
    advantaged nature of the plan, or in the event that the
    plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is
    liquidated or dissolved; or (iii) is acquired by, merged
    into, or consolidated with any other entity.
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3. WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Death, disability or retirement of 401(a) or ESP Plan                                                 x         x         x
    participant, or death or disability of IRA owner, SRO Plan
    Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
  o Eligible participant distributions, such as distributions                                             x         x         x
    due to death, disability, financial hardship, retirement
    and termination of employment from nonqualified deferred
    compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Loan from 401(a) or ESP Plan.                                                                         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
  o Financial hardship (as defined in Treasury Regulation                                                 x         x         x
    Section 1.401(k)-l(d)(2), as amended from time to time)
    for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Termination of employment of 401(a) or ESP Plan                                                       x         x         x
    participant (excluding, however, a termination of the
    Plan).
-----------------------------------------------------------------------------------------------------------------------------------
  o Tax-free return of excess 401(a) Plan, ESP Plan or IRA                                                x         x         x
    contributions.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions from a 401(a) or ESP Plan that has invested                                             x         x         x
    its assets in one or more of the MFS Funds for more than
    10 years from the later to occur of (i) January 1, 1993 or
    (ii) the date such 401(a) or ESP Plan first invests its
    assets in one or more of the MFS Funds. The sales charges
    will be waived in the case of a redemption of all of the
    401(a) or ESP Plan's shares in all MFS Funds (i.e., all
    the assets of the 401(a) or ESP Plan invested in the MFS
    Funds are withdrawn), unless immediately prior to the
    redemption, the aggregate amount invested by the 401(a) or
    ESP Plan in shares of the MFS Funds (excluding the
    reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP
    Plan's assets in the MFS Funds, in which case the sales
    charges will not be waived.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner,                                                         x
    ESP participant, SRO Plan participant or 401(a) Plan
    participant has attained the age of 59 1/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
  o Certain involuntary redemptions and redemptions in                                                    x         x         x
    connection with certain automatic withdrawals from a
    401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner or the                                                   x         x         x
    401(a), ESP, SRO or SAR-SEP Plan participant, as
    applicable, has attained the age of 701/2 years old, but
    only with respect to the minimum distribution under Code
    rules.
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  B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers to an IRA rollover account where any sales                                                  x         x         x
    charges with respect to the shares being reregistered
    would have been waived had they been redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by retirement plans or trust accounts                                       x         x
    whose financial intermediaries have entered into an
    administrative services agreement with MFD or one of its
    affiliates to perform certain administrative services,
    subject to certain operational and minimum size
    requirements specified from time to time by MFD or one or
    more of its affiliates.
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  D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by an IRA owner if: (i) the purchase                                        x         x
    represents the timely rollover of distribution proceeds
    from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative
    services agreement with MFD or one of its affiliates and
    (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds
    or liquidation of plan investments other than the MFS
    Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
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4. WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
  A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired on behalf of a group, association or                                        x         x         x         x
    employer sponsored plan, pursuant to guidelines created by
    MFD from time to time.
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  B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, CLASS B AND CLASS C SHARES
-----------------------------------------------------------------------------------------------------------------------------------
  o The initial sales charge imposed on purchases of Class                                      x         x         x         x
    529A shares, and the CDSC imposed on certain redemptions
    of Class A, Class B and Class C shares, are waived where
    Class 529A, Class 529B and Class 529C shares are acquired
    following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of
    the same Fund; provided however, that any applicable CDSC
    liability on the Class B or Class C shares redeemed will
    carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of
    time you have owned your Class 529B or Class 529C shares
    will be measured from the date of original purchase of the
    Class B or Class C shares redeemed.
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  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by 529 tuition programs whose sponsors or                                   x         x
    administrators have entered into an administrative
    services agreement with MFD or one of its affiliates to
    perform certain administrative or investment advisory
    services subject to certain operational and minimum size
    requirements specified from time to time by MFD or one or
    more of its affiliates.
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  D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed where the redemption proceeds are used to                                             x         x         x
    pay for qualified higher education expenses, which may
    include tuition, fees, books, supplies, equipment and room and board (see the program description for further
    information on qualified higher education expenses);
    however the CDSC will not be waived for redemptions where
    the proceeds are transferred or rolled over to another
    tuition program.
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  E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
  o  Shares redeemed where the account beneficiary has received                                           x         x         x
     a scholarship, up to the amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
  F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed on account of the death of the                                                                  x         x
    529 plan x x account beneficiary if the shares
    were held solely for the benefit of the
    deceased individual.
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  G. USA COLLEGECONNECT 529 PLAN
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired as a result of the conversion of the USA                                    x         x
    CollegeConnect  529  Plan  to  the  MFS  529  Savings Plan
    (shares  acquired after the conversion are not entitled to a waiver under this category).
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5. OTHER WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired through dividend or capital gain                                            x         x         x         x
    reinvestment.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by automatic reinvestment of distributions                                  x         x         x         x
    of dividends and capital gains of any fund in the MFS
    Funds pursuant to the Distribution Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------
  B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by officers, eligible directors, employees                                  x         x         x         x
    (including former employees) and agents of MFS, Sun Life
    or any of their subsidiary companies.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by trustees and retired trustees of any                                     x         x         x         x
    investment company for which MFD serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees, directors, partners,                                          x         x         x         x
    officers and trustees of any sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees or registered representatives                                  x         x         x         x
    of financial intermediaries.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain family members of any such                                       x         x         x         x
    individual identified above and their spouses or domestic
    partners, and certain trusts, pension, profit-sharing or
    other retirement plans for the sole benefit of such
    persons, provided the shares are not resold except to the
    MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by institutional clients of MFS or MFS                                      x         x         x         x
    Institutional Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed at an MFS Fund's direction due to the                                                 x         x         x
    small size of a shareholder's account.
-----------------------------------------------------------------------------------------------------------------------------------
  D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain bank trust departments or law                                    x         x
    firms acting as trustee or manager for trust accounts
    which have entered into an administrative services
    agreement with MFD and are acquiring such shares for the
    benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
  E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
  o The initial sales charge imposed on purchases of Class A                                    x         x
    shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with
    respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a
    redemption of Class I shares of any of the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
  o Systematic Withdrawal Plan redemptions with respect to up                                                       x         x
    to 10% per year (or 15% per year, in the case of accounts
    registered as IRAs where the redemption is made pursuant
    to Section 72(t) of the Internal Revenue Code of 1986, as
    amended) of the account value at the time of
    establishment.
-----------------------------------------------------------------------------------------------------------------------------------
  G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------

  o Shares redeemed on the account of the death of the account                                                      x         x
    owner (e.g., shares redeemed by the estate or any
    transferee of the shares from the estate) if the shares
    were held solely in the deceased individual's name, or for the benefit of the deceased individual.

-----------------------------------------------------------------------------------------------------------------------------------
  H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
  o  Shares redeemed on account of the disability of the                                                            x         x
    account owner if shares are held either solely or jointly
    in the disabled individual's name, or in a living trust
    for the benefit of the disabled individual (in which case
    a disability certification form is required to be
    submitted to MFSC), or shares redeemed on account of the
    disability of the 529 account beneficiary.
-----------------------------------------------------------------------------------------------------------------------------------
  I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by investments through certain dealers                                      x         x
    (including registered investment advisers and financial
    planners) which have established certain operational
    arrangements with MFD which include a requirement that
    such shares be sold for the sole benefit of clients
    participating in a "wrap" account, mutual fund
    "supermarket" account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------
  J. INSURANCE COMPANY SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by insurance company separate accounts.                                     x         x
-----------------------------------------------------------------------------------------------------------------------------------
  K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------

  o Shares redeemed from TA Plans or bank trust client                                                                        x
    accounts where MFS has not paid an up front commission
    with respect to the sale of the shares, provided that the
    TA Plan or bank trust arrangement meets certain conditions established from time to time by MFS.

-----------------------------------------------------------------------------------------------------------------------------------
 * Includes corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.
** A 403(b) employer sponsored plan.

--------------------
PART II - APPENDIX B
--------------------

    FINANCIAL INTERMEDIARY COMMISSIONS AND
    CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to financial intermediaries by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain financial intermediaries. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.

      As described below, financial intermediaries may receive different sales commissions and other compensation with respect to sales of various classes of Fund shares.

      As used in this Appendix B, MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service, and Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

    CLASS A, CLASS 529A AND CLASS J SHARES
    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, Class 529A and Class J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to financial intermediaries, as shown in Appendix C to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and
    (b) the financial intermediary reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      The following commission structure applies to all sales of Class 529A shares to employer sponsored payroll deduction 529 plans for which the Class 529A initial sales charge is waived: MFD will pay financial intermediaries an upfront commission equal to 0.50% of the investment in Class 529A shares. Financial advisers are eligible to receive the Funds' ongoing Rule 12b-1 service fee immediately with respect to such shares.


      In addition, from time to time, MFD may pay financial intermediaries up to 100% of the applicable sales charge paid by you on purchases of Class A, Class 529A and Class J shares of certain specified Funds sold by financial intermediaries during a specified sales period.


      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS    CUMULATIVE PURCHASE AMOUNT
    ------------------------------------------------------

    1.00%                On the first $2,000,000, plus
    0.80%                Over  $2,000,000  to  $3,000,000, plus
    0.50%                Over  $3,000,000  to $50,000,000, plus
    0.25%                Over $50,000,000

      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    TO FINANCIAL
    ADVISERS                   CUMULATIVE PURCHASE AMOUNT
    --------------------------------------------------------------------------
    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000

      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial intermediaries which are designed to maximize the commissions paid by MFD to financial intermediaries.

    CLASS B AND CLASS 529B SHARES
    For purchases of Class B and Class 529B shares, MFD will pay commissions to financial intermediaries of 3.75% of the purchase price of Class B and Class 529B shares purchased through financial intermediaries. MFD will also advance to financial intermediaries the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a financial intermediary upon the sale of Class B and Class 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to financial intermediaries equal to 3.00% of the amount purchased through such financial intermediaries (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to financial intermediaries, but instead pays an amount to financial intermediaries equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

    CLASS C AND CLASS 529C SHARES
    Except as noted below, for purchases of Class C and Class 529C shares, MFD will pay financial intermediaries 1.00% of the purchase price of Class C and Class 529C shares purchased through financial intermediaries, in which case the financial intermediaries will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.

      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the financial intermediary, but instead pays an amount to the financial intermediary up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.

      For purchases of Class C shares by an Alliance Plan, MFD will pay commissions to the financial intermediary under either option discussed above at the financial intermediary's discretion.

    CLASS R, CLASS R1, CLASS R2, CLASS R3, AND CLASS R4 SHARES For purchases of the following R share classes, MFD pays to financial intermediaries, from payments made by the Fund to MFD under its Distribution Plan attributable to the indicated share class, an amount equaling the percentage per annum of the average daily net assets of the Fund attributable to that retirement plan account ("Distribution Plan Rate"), payable at the rate of up to the indicated percentage at the end of each quarter in arrears ("Quarterly Rate") as follows:

                                        DISTRIBUTION    QUARTERLY
          CLASS                          PLAN RATE         RATE

    Class R1                               0.75%         0.1875%
    Class R, Class R2 and Class R3         0.50%         0.1250%
    Class R4                               0.25%         0.0625%

      In addition, MFD may pay financial intermediaries who sell Class R4 shares an up-front commission equaling up to 0.25% of the first $25 million of a plan's initial investment in Class R4 shares. MFD will not pay any financial intermediary receiving this up-front commission an up- front commission with respect to any subsequent sale of Class R4 shares (subject to MFD waiving this limitation from time to time at its discretion).

    ADDITIONAL PAYMENTS TO FINANCIAL
    INTERMEDIARIES
    Your financial intermediary may receive various forms of compensation from you, the Funds or MFD (for purposes of this section only, together with its affiliates, "MFD") in connection with the sale of shares of a Fund to you or your remaining an investor in a Fund. The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries. The types of payments include:

      o Front-end or contingent deferred sales loads (if applicable), which are payable from your investment to MFD, and all or a portion of which is payable by MFD to financial intermediaries as commissions (described above under "Financial Intermediary Commissions and Concessions");

      o Payments under Rule 12b-1 Plans or Class R2 and Class R3 Administrative Plans and 529 Administrative Services Fees, each of which are asset-based charges paid from the assets of a Fund and allocated to the class of shares to which the plan or fee relates (described above under "Distribution Plan," "Management of the Fund- Program Manager," and "Management of the Fund - Administrator");

      o Shareholder servicing payments for providing omnibus accounting, networking, sub-transfer agency or other shareholder services, which are paid from the assets of a Fund as reimbursement to MFSC for expenses incurred on behalf of the Fund (described above under "Management of the Fund - Shareholder Servicing Agent"); and

      o Payments by MFD out of its own assets. MFD may make these payments in addition to payments described above. Your financial intermediary may receive payments from MFD that fall within one or more of the following categories, each of which is described in greater detail below:

      o Retail Marketing Support Payments;

      o Program Support Payments;

      o Processing Support Payments; and

      o Other Payments.

      These payments may provide an additional incentive to your financial intermediary to actively promote the Funds or cooperate with the MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a share class. You should ask your financial intermediary for information about any payments it receives from MFD or the Funds and any services it provides, as well as about fees and/ or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a Fund's purchase or sale of portfolio securities. However, the Funds and MFS do not consider a financial intermediary's sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

      In determining what types of payments that MFD may make to a financial intermediary, MFD distinguishes between Retail Assets and Program Assets. "Retail Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through a financial intermediary's retail distribution channel. "Program Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through programs such as retirement plan, qualified tuition plan, fund supermarket, fee- based advisory or wrap fee, bank trust department and insurance (e.g., individual or group annuity) programs. A single financial intermediary may receive payments from MFD with respect to both Retail Assets ("Retail Marketing Support Payments") and Program Assets ("Program Support Payments").

      Set forth below under the caption "NASD Member Broker-Dealers Receiving Marketing Support and/or Program Support Payments" is a list of the member firms of the NASD to which MFD expects (as of January 1, 2006) to make Retail Marketing Support and Program Support Payments. Payments may also be made to affiliates of these firms. Any additions, modifications or deletions to the broker-dealers identified in this list that have occurred since January 1, 2006 are not reflected. In addition to member firms of the NASD, MFD also makes Retail Marketing Support and Program Support Payments to other financial intermediaries that sell or provide services to the Funds and shareholders, such as banks, insurance companies and plan administrators. These firms are not listed in this list. You should ask your financial intermediary if it receives Retail Marketing Support or Program Support Payments from MFD.

    RETAIL MARKETING SUPPORT PAYMENTS MFD may make payments for marketing support and/or administrative services to financial intermediaries that sell the Funds, or provide services to the Funds and shareholders, through the financial intermediary's retail distribution channel. In addition to the opportunity to participate in a financial intermediary's retail distribution channel, retail marketing support may include one or more of the following: business planning assistance, educating financial intermediary personnel about the Funds, assistance with Fund shareholder financial planning, placement on the financial intermediary's preferred or recommended fund list, access to sales representatives and management representatives of the financial intermediary, and administrative and account maintenance services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. MFD generally does not make retail marketing support payments to a financial intermediary in an amount that exceeds, on an annual basis for any calendar year, the sum of 0.10% of that financial intermediary's total sales of the Funds (with respect to both Retail Assets and Program Assets), and 0.05% of the total Fund assets attributable to that financial intermediary (with respect to the aggregate of both Retail Assets and Program Assets). Since this restriction on Retail Marketing Support Payments is based upon both Retail Assets and Program Assets, the Retail Marketing Support Payments may be greater than if such payments were calculated only on the basis of Retail Assets attributable to the financial intermediary. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Retail Marketing Support Payments made under an existing agreement with Linsco/Private Ledger Corp. ("LPL") are not subject to the above restrictions, but payments to LPL on Retail Assets will not exceed, on an annual basis for any calendar year, 0.15% of the total Fund assets (Retail Assets and Program Assets) attributable to LPL. Retail Marketing Support Payments may be in addition to other payments to a financial intermediary, including "Program Support Payments" described below.

    PROGRAM SUPPORT PAYMENTS MFD may make payments for administrative services and/or marketing support to certain financial intermediaries that sell the Funds or provide services to MFD, the Funds or shareholders of the Funds, through programs such as retirement plan, qualified tuition plan, fund supermarket, fee-based advisory or wrap fee, bank trust program and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's program, program support may include one or more of the following, which will vary depending upon the nature of the program: participant or shareholder record-keeping, reporting or transaction processing, program administration, fund/investment selection and monitoring, enrollment and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. Program support payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the Program Assets attributable to that financial intermediary. This limitation is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Program Support Payments may be in addition to other payments to a financial intermediary, including "Retail Marketing Support Payments" described above.

    PROCESSING SUPPORT PAYMENTS MFD may make payments to certain financial intermediaries that sell Fund shares (Retail Assets and/or Program Assets) to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

    OTHER PAYMENTS From time to time, MFD, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of MFS Fund shares (Retail Assets and/or Program Assets). Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD's policies and applicable law. These payments may vary depending upon the nature of the event.

    NASD MEMBER BROKER-DEALERS RECEIVING MARKETING SUPPORT AND/OR PROGRAM SUPPORT PAYMENTS
    NASD member broker-dealers (including their respective affiliates) receiving marketing support and/or program support payments as of January 1, 2006:

    A. G. Edwards & Sons
    ABN AMRO
    ADP / Scudder
    AIG Network
    American Express
    American United Life
    Amvescap
    Banc One Securities Corp.
    Becker & Suffern Ltd.
    Cadaret Grant & Co. Inc.
    Charles Schwab & Co.
    Chase Investment Services
    Citicorp Investments Svcs
    Citigroup - Smith Barney
    Commonwealth Financial
    CUNA Brokerage Svsc
    Fidelity Inst'l Brokerage Group
    Fidelity Inst'l Retirement Services
    HD Vest
    Hewitt Services LLC
    ICMA RC Services LLC
    IFMG Securities Inc.
    ING Network
    Invesmart
    JP Morgan American Century
    Legg Mason Wood and Walker
    Lehman Brothers, Inc.
    Lincoln Life
    LPL
    Mass Mutual Life Insurance Company
    Merrill Lynch
    Metlife Securities
    Mid-Atlantic
    Morgan Stanley DW Inc.
    New York Life Insurance and Annuity Corp
    Northwestern Mutual Investment Services

    Piper Jaffray & Co.

    Prudential Investment Management Services
    Raymond James Associates
    Raymond James Financial Services
    RBC Dain Rauscher
    Robert W. Baird
    Securities America Inc.
    Stanton Group
    State Street Global Markets
    T. Rowe Price
    The 401K Company
    The Vanguard Group
    UBS Financial Services
    UBS Paine Webber
    US Bancorp Investments
    UVEST Financial Services
    Valic Trust Company
    Wachovia Securities, LLC
    Wells Fargo Investments LLC


      Any additions, modifications or deletions to the list of financial intermediaries identified above that have occurred since January 1, 2006 are not reflected.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES
    AND RISKS
    Set forth below is a description of investment techniques and practices which, to the extent such techniques and practices are consistent with their investment objectives and policies, the MFS Funds may generally use in pursuing their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. Reference to a "Fund" on this Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED  SECURITIES:    The  Fund may purchase the following types of
    asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long- term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (GNMA)); or guaranteed by agencies or instrumentalities of the U.S. Government of a U.S. Government sponsored enterprise, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "Fannie Mae") or the Federal Home Loan Mortgage Corporation, ("Freddie Mac") which are backed only by the credit of a U.S. Government agency or instrumentality or a U.S. Government sponsored enterprise (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

      The principal U.S. governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (FHA) insured or Veterans Administration (VA) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Mortgage pass-through securities backed by U.S. Government sponsored enterprises (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include those issued by Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/ servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.

      Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for Freddie Mac's national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      See "U.S. Government Securities" for a description of the increased credit risk associated with investments in securities issued by U.S. Government sponsored enterprises such as Fannie Mae and Freddie Mac (as opposed to those backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness and also may originate loans. When the Fund purchases a loan, the Fund acquires some or all of the interest in such loan held by a bank or other lender. Most loans in which the Fund invests are secured, although some may be unsecured in part or in full. Loans purchased by the Fund may be in default at the time of purchase. Loans that are fully secured should protect the Fund better than unsecured loans in the event of non-payment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

      Loans in which the Fund invests generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

      If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent may be appointed. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

      The Fund may acquire loans by participating directly in a lending syndicate as a lender. Alternatively, the Fund may acquire loans or an interest in loans by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the Fund assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the Fund purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several issues. The Fund must rely on another party not only for the enforcement of the Fund's rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan. The Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the Fund also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

      The Fund also may purchase trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims also may be purchased when such companies are in default.

      The Fund's ability to receive payments of principal, interest and other direct indebtedness in which it invests will depend primarily on the financial condition of the borrower. In selecting loans and other direct indebtedness for purchase by the Fund, the Adviser will rely on its own (and not the original lender's) credit analysis of the borrower. Because the Fund may be required to rely on another party to collect and to pass on to the Fund amounts payable with respect to the loan or other direct indebtedness and to enforce the Fund's rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      The Fund may invest in revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will hold liquid unencumbered assets in an amount sufficient to meet such commitments.

      The Fund may invest in floating rate loans. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase by the Fund may be of lower quality or may have a higher price.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the GNMA, are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), Freddie Mac or Fannie Mae. Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of
    (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long- term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign- denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS
    The Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, credit default swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into credit default swap contracts. The Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). The Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed. Although it may do so, the Fund is not obligated to engage in any of these practices.

      As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

      As the purchaser in a credit default swap contract, the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

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PART II - APPENDIX D
--------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

    Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B: Obligations rated B are considered speculative and are subject to high credit risk.

    Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                         STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                      FITCH

    Investment Grade

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D: Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

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PART II - APPENDIX E
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                               MFS FUNDS BOARD

            TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

The Trustees and officers of the trust, as of January 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                     POSITION(s) HELD          TRUSTEE/OFFICER    PRINCIPAL OCCUPATIONS DURING THE PAST
NAME, DATE OF BIRTH     WITH FUND                 SINCE(1)         FIVE YEARS & OTHER DIRECTORSHIPS(2)
--------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)    Trustee                  February 2004      Massachusetts Financial Services Company,
(born 10/20/63)                                                     Chief Executive Officer, President,
                                                                    Chief Investment Officer and Director
--------------------------------------------------------------------------------------------------------------
Robert C. Pozen(3)      Trustee                  February 2004      Massachusetts Financial Services Company,
(born 08/08/46)                                                     Chairman (since February 2004);
                                                                    Secretary of Economic Affairs, The
                                                                    Commonwealth of Massachusetts (January
                                                                    2002 to December 2002); Fidelity
                                                                    Investments, Vice Chairman (June 2000 to
                                                                    December 2001); Fidelity Management &
                                                                    Research Company (investment adviser),
                                                                    President (March 1997 to July 2001); Bell
                                                                    Canada Enterprises (telecommunications),
                                                                    Director; Medtronic, Inc. (medical
                                                                    technology), Director; Telesat (satellite
                                                                    communications), Director
--------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------
J. Atwood Ives          Trustee and Chair of     February 1992      Private investor; Eastern Enterprises
(born 05/01/36)         Trustees                                    (diversified services company), Chairman,
                                                                    Trustee and Chief Executive Officer (until
                                                                    November 2000)
--------------------------------------------------------------------------------------------------------------
Robert E. Butler        Trustee                  January 2006       Consultant - regulatory and compliance
(born 11/29/41)                                                     matters(4) (since July 2002);
                                                                    PricewaterhouseCoopers LLP (professional
                                                                    services firm), Partner (November 2000-
                                                                    June 2002)
--------------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.  Trustee                  August 1993        Brigham and Women's Hospital, Senior
(born 03/11/37)                                                     Cardiac Surgeon, Chief of Cardiac Surgery
                                                                    (until 2005); Harvard Medical School,
                                                                    Professor of Surgery; Brigham and Women's
                                                                    Hospital Physicians' Organization, Chair
                                                                    (2000 to 2004)
--------------------------------------------------------------------------------------------------------------
David H. Gunning        Trustee                  January 2004       Cleveland-Cliffs Inc. (mining products and
(born 05/30/42)                                                     service provider), Vice Chairman/ Director
                                                                    (since April 2001); Encinitos Ventures
                                                                    (private investment company), Principal
                                                                    (1997 to April 2001); Lincoln Electric
                                                                    Holdings, Inc. (welding equipment
                                                                    manufacturer), Director
--------------------------------------------------------------------------------------------------------------
William R. Gutow        Trustee                  December 1993         Private investor and real estate
(born 09/27/41)                                                        consultant; Capitol Entertainment
                                                                       Management Company (video franchise),
                                                                       Vice Chairman
--------------------------------------------------------------------------------------------------------------
Michael Hegarty         Trustee                  December 2004      Retired; AXA Financial (financial
(born 12/21/44)                                                     services and insurance), Vice Chairman and
                                                                    Chief Operating Officer (until May 2001);
                                                                    The Equitable Life Assurance Society
                                                                    (insurance), President and Chief Operating
                                                                    Officer (until May 2001)
--------------------------------------------------------------------------------------------------------------
Amy B. Lane             Trustee                  January 2004       Retired; Merrill Lynch & Co., Inc.,
(born 02/08/53)                                                     Managing Director, Investment Banking
                                                                    Group (1997 to February 2001); Borders
                                                                    Group, Inc. (book and music retailer),
                                                                    Director; Federal Realty Investment Trust
                                                                    (real estate investment trust), Trustee
--------------------------------------------------------------------------------------------------------------
Lawrence T. Perera      Trustee                  July 1981             Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
--------------------------------------------------------------------------------------------------------------
J. Dale Sherratt        Trustee                  August 1993        Insight Resources, Inc. (acquisition
(born 09/23/38)                                                     planning specialists), President;
                                                                    Wellfleet Investments (investor in health
                                                                    care companies), Managing General Partner
                                                                    (since 1993); Cambridge Nutraceuticals
                                                                    (professional nutritional products), Chief
                                                                    Executive Officer (until May 2001)
--------------------------------------------------------------------------------------------------------------
Laurie J. Thomsen       Trustee                  March 2005         Private investor; Prism Venture
(born 08/05/57)                                                     Partners (venture capital), Co-founder and
                                                                    General Partner (until June 2004); St.
                                                                    Paul Travelers Companies (commercial
                                                                    property liability insurance), Director
--------------------------------------------------------------------------------------------------------------
Robert W. Uek           Trustee                  January 2006       Retired (since 1999); PricewaterhouseCoopers
(born 05/18/41)                                                     LLP (professional services firm), Partner
                                                                    until 1999); Consultant to investment company
                                                                    industry (since 2000); TT International Funds
                                                                    (mutual fund complex), Trustee (since 2000);
                                                                    Hillview Investment Trust II Funds (mutual
                                                                    fund complex), Trustee (since 2000)
--------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------
Maria F. Dwyer(3)       President                November 2005      Massachusetts Financial Services Company,
(born 12/01/58)                                                     Executive Vice President and Chief
                                                                    Regulatory Officer (since March 2004);
                                                                    Fidelity Management & Research Company,
                                                                    Vice President (prior to March 2004);
                                                                    Fidelity Group of Funds, President and
                                                                    Treasurer (prior to March 2004)
--------------------------------------------------------------------------------------------------------------
Tracy Atkinson(3)       Treasurer                September 2005     Massachusetts Financial Services Company,
(born 12/30/64)                                                     Senior Vice President (since September
                                                                    2004); PricewaterhouseCooper s LLP,
                                                                    Partner (prior to September 2004)
--------------------------------------------------------------------------------------------------------------
Christopher R.          Assistant Secretary and  July 2005          Massachusetts Financial Services Company,
Bohane(3)               Assistant Clerk                             Vice President and Senior Counsel (since
(born 1/18/74)                                                      April 2003); Kirkpatrick & Lockhart LLP
                                                                    (law firm), Associate (prior to April
                                                                    2003); Nvest Services Company, Assistant
                                                                    Vice President and Associate Counsel
                                                                    (prior to January 2001)
--------------------------------------------------------------------------------------------------------------
Ethan D. Corey(3)       Assistant Secretary and  July 2005          Massachusetts Financial Services Company,
(born 11/21/63)         Assistant Clerk                             Special Counsel (since December 2004);
                                                                    Dechert LLP (law firm), Counsel (prior to
                                                                    December 2004)
--------------------------------------------------------------------------------------------------------------
David L. DiLorenzo(3)   Assistant Treasurer      July 2005          Massachusetts Financial Services Company,
(born 8/10/68)                                                      Vice President (since June 2005); JP
                                                                    Morgan Investor Services, Vice President
                                                                    (January 2001 to June 2005); State Street
                                                                    Bank, Vice President and Corporate Audit
                                                                    Manager (prior to January 2001)
--------------------------------------------------------------------------------------------------------------
Timothy M. Fagan(3)     Assistant Secretary and  September 2005     Massachusetts Financial Services Company,
(born 7/10/68)          Assistant Clerk                             Vice President and Senior Counsel (since
                                                                    September 2005); John Hancock Advisers,
                                                                    LLC, Vice President and Chief Compliance
                                                                    Officer (September 2004 to August 2005),
                                                                    Senior Attorney (prior to September 2004);
                                                                    John Hancock Group of Funds, Vice
                                                                    President and Chief Compliance Officer
                                                                    (September 2004 to December 2004)
--------------------------------------------------------------------------------------------------------------
Mark D. Fischer(3)      Assistant Treasurer      July 2005          Massachusetts Financial Services Company,
(born 10/27/70)                                                     Vice President (since May 2005); JP Morgan
                                                                    Investment Management Company, Vice
                                                                    President (prior to May 2005)
--------------------------------------------------------------------------------------------------------------
Brian T. Hourihan(3)    Assistant Secretary and  September 2004     Massachusetts Financial Services Company,
(born 11/11/64)         Assistant Clerk                             Vice President, Senior Counsel and
                                                                    Assistant Secretary (since June 2004);
                                                                    Affiliated Managers Group, Inc., Chief
                                                                    Legal Officer/ Centralized Compliance
                                                                    Program (January to April 2004); Fidelity
                                                                    Research & Management Company, Assistant
                                                                    General Counsel (prior to January 2004)
--------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)       Assistant Treasurer      April 1997         Massachusetts Financial Services Company,
(born 11/13/57)                                                     Vice President
--------------------------------------------------------------------------------------------------------------
Susan Newton(3)         Assistant Secretary and  May 2005           Massachusetts Financial Services Company,
(born 03/07/50)         Assistant Clerk                             Senior Vice President and Assistant
                                                                    General Counsel (since April 2005); John
                                                                    Hancock Advisers, LLC, Senior Vice
                                                                    President, Secretary and Chief Legal
                                                                    Officer (prior to April 2005); John
                                                                    Hancock Group of Funds, Senior Vice
                                                                    President, Secretary and Chief Legal
                                                                    Officer (prior to April 2005)
--------------------------------------------------------------------------------------------------------------
Susan A. Pereira(3)     Assistant Secretary and  July 2005          Massachusetts Financial Services Company,
(born 11/5/70)          Assistant Clerk                             Vice President and Senior Counsel
                                                                    (since June 2004); Bingham McCutchen LLP
                                                                    (law firm), Associate (January 2001 to
                                                                    June 2004); Preti, Flaherty, Beliveau,
                                                                    Pachios & Haley, LLC, Associate (prior to
                                                                    January 2001)
--------------------------------------------------------------------------------------------------------------
Frank L. Tarantino      Independent Chief        June 2004          Tarantino LLC (provider of
(born 03/07/44)         Compliance Officer                          compliance services), Principal (since
                                                                    June 2004); CRA Business Strategies Group
                                                                    (consulting services), Executive Vice
                                                                    President (April 2003 to June 2004); David
                                                                    L. Babson & Co. (investment adviser),
                                                                    Managing Director, Chief Administrative
                                                                    Officer and Director (February 1997 to
                                                                    March 2003)
--------------------------------------------------------------------------------------------------------------
James O. Yost(3)        Assistant Treasurer      September 1990     Massachusetts Financial Services
(born 06/12/60)                                                     Company, Senior Vice President

--------------------------------------------------------------------------------------------------------------

------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(3) "Interested person" of the trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(4) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters.
    The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.
Messrs. Ives and Sherratt and Mses. Lane and Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 31, 2005, each Trustee served as a board member of 97 funds within the MFS
Family of Funds.

The Fund held a shareholders' meeting in 2005, and will hold a shareholder's meeting at least once every five years thereafter, to elect Trustees.

--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

            (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

            (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

            (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

            (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

            (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    FOR THE MFS FLOATING RATE HIGH INCOME FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation.

    FOR THE MFS HIGH INCOME FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

    FOR ALL OTHER FUNDS:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    The Fund will not:

            (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

    FOR ALL OTHER FUNDS:

    The Fund will not:

            (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.


    For purposes of investment restriction no. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

    FOR MFS LIFETIME RETIREMENT INCOME FUND, MFS LIFETIME 2010 FUND, MFS LIFETIME 2020 FUND, MFS LIFETIME 2030 FUND, MFS LIFETIME 2040 FUND, MFS INTERNATIONAL DIVERSIFICATION FUND, MFS AGGRESSIVE GROWTH ALLOCATION FUND, MFS CONSERVATIVE ALLOCATION FUND, MFS GROWTH ALLOCATION FUND AND MFS MODERATE ALLOCATION FUND:

    In accordance with the Fund's investment program as set forth in its Prospectus, the Fund may invest more than 25% of its assets in any one underlying fund. Although the Fund does not have a policy to concentrate its investments in a particular industry, 25% or more of the Fund's total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying funds.

--------------------
PART II - APPENDIX G
--------------------

                     MASSACHUSETTS FINANCIAL SERVICES COMPANY

                       PROXY VOTING POLICIES AND PROCEDURES
     SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004 AND MARCH 15, 2005

    Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

      These policies and procedures include:

            A. Voting Guidelines;

            B. Administrative Procedures;

            C. Monitoring System;

            D. Records Retention; and

            E. Reports.

    A. VOTING GUIDELINES

    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that -- guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long- term economic interests of MFS' clients.

      From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    ELECTION OF DIRECTORS

    MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

      MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

    CLASSIFIED BOARDS

    MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

    NON-SALARY COMPENSATION PROGRAMS

    Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

      MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

      MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

      MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

      MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

    EXPENSING OF STOCK OPTIONS

    While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

    EXECUTIVE COMPENSATION

    MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

    EMPLOYEE STOCK PURCHASE PLANS

    MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

      MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
    (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

      MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    ISSUANCE OF STOCK

    There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    REPURCHASE PROGRAMS

    MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    CUMULATIVE VOTING

    MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

    WRITTEN CONSENT AND SPECIAL MEETINGS

    Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

    INDEPENDENT AUDITORS

    MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes- Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- given the circumstances or the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS -- SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

        a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

        b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

        c. Considers special proxy issues as they may arise from time to time.

      The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

      In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

        a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

        b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

        c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long- term economic interests of MFS' clients, and not in MFS' corporate interests; and

        d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

        The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

      3. GATHERING PROXIES

      Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

        MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

      4. ANALYZING PROXIES

      After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

        Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

        As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

        As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

      5. VOTING PROXIES

      After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

      ----------
      (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

      (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

      C. MONITORING SYSTEM

      It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

        When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

      D. RECORDS RETENTION

      MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

      E. REPORTS

      MFS FUNDS

      Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

      ALL MFS ADVISORY CLIENTS

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

        Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                                  *    *    *    *

                      UNE PROXY VOTING POLICIES AND PROCEDURES UNE invests principally in union and labor sensitive companies, and has retained JMR Financial, Inc. ("JMR") to vote proxies on its behalf. In fulfilling its duties, JMR votes proxies in accordance with proxy voting guidelines based on those established by the AFL-CIO. The AFL-CIO Proxy Voting Guidelines have been developed by the AFL-CIO to serve as a guide for Taft-Hartley and union benefit fund trustees in meeting their fiduciary duties as outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. A summary of the JMR Proxy Voting Guidelines is set forth below, and the Guidelines can be reviewed in their entirety at www.jmr-financial.com/ MFS.

                                    INTRODUCTION
      These Proxy Voting Guidelines address a broad range of issues, including the Election of Directors, Stock Options, Executive Compensation, and Changes in Control.

        JMR holds the position that all votes should be reviewed on a company-by-company basis and that no issue should be considered routine. It is our resolve that each issue will be evaluated in the context of the company under examination and will be subject to an analysis of the economic impact an issue may have on long-term shareholder value. We will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan members. Our policies also take into consideration actions which promote good corporate governance through the proxy voting process. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

        For those issues not described in these Policies, JMR will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, on a case-by-case basis.

                                 AUDITOR STANDARDS
                                      AUDITORS
      JMR's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002 (the "Act"). The Act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's Auditor. The Auditor must report directly to the Audit Committee. The Audit Committee must be given the authority and funding to engage independent counsel and other advisors. That withstanding, this policy is that only shareholders should have the express right to select an external Auditor.

        In addition to the Act's stated "Prohibited Non-Audit Services," we closely examine those instances when the Auditor earns fees for professional services other than those rendered in connection with the audit of the company's annual (10-K) and quarterly (10-Q) financial statements. We hold that the Audit Committee should be aware of all other consulting services that the external Auditor performs for the company. We believe that the less involved company management is in the hiring and oversight of the external Auditor, the less likely it is that management can influence or impede the Auditor's independence.

        To minimize management's influence on the external Auditor, we recommend that additional disclosures of supplemental services provided to the company by external Auditors should be required. Such disclosures should include the percentage of total costs that are associated with audit, tax and other consulting services (contract internal audit, business assurance, etc.) provided by the external Auditor.

        It follows that where Auditors have been complacent in their responsibilities or where, in the previous year, the previous Auditor was replaced for adhering to strict accounting practices, the voting fiduciary should vote against the incoming Auditor.

        This policy is against proposals to ratify the acts of Auditors for the previous financial year. A vote in favor of such proposals could waive shareholders' rights to take legal action against the Auditors unless they are found to have withheld information from shareholders or provided false or misleading information to them at or before the annual meeting. It is not in shareholders' interest to surrender a legal right that they may, in a rare case, wish to exercise.

                                 BOARD OF DIRECTORS
                               ELECTION OF DIRECTORS
      The Election of Directors usually occurs under two circumstances: uncontested elections and contested elections. While greater scrutiny must be paid to those situations where a change of control is proposed in the context of a contested election for the Board of Directors, particular attention must always be paid to the qualifications and performance of Directors as well as their ability to critically focus on the management of the company.

        As a general policy, the following factors should always be taken into consideration:

          o Qualifications of Individual Directors including industry expertise, financial and venture capital experience, strategic contacts and connections, time spent working with companies of similar size or at similar stages in the growth curve, and so on;

          o The company's performance relative to its peer group and the market indices against which the company is measured;

          o The independence of the Directors (as is more fully described in the Policies, below);

          o The Board's overall management of the company focuses on whether it is effectively serving the best interests of the company's shareholders;

          o Company management's track record;

          o The attendance records of Directors, which should not fall below 75 percent;

          o The competing time commitments that are faced when Director candidates serve on multiple boards. The ability of a Director to devote the time required to be a responsible and contributing member of the Board is lessened when that Director serves on multiple company Boards. With respect to Directorships of major corporations, it would be extraordinary for an individual who is spending his or her full time doing Board work to be an effective contributor on more than two additional large company boards;

          o Chapter 7 bankruptcy, Securities and Exchange Commission violations, and criminal offenses by an individual Director;

          o The views of employee and shareholder groups with respect to particular circumstances at a company;

          o What each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

          o Whether the company's Chief Executive Officer ("CEO") is also the Chairman of the Board.

                               INDEPENDENT DIRECTORS
      This policy holds that a majority of the Board should be Independent of the company and its management. A Board consisting of a majority of Independent Directors is critical to ensure that the Board exercises good judgment in carrying out its responsibilities and duties to select and compensate management in a value-enhancing manner for shareholders. In addition, a Board consisting of a majority of Independent Directors will have the power to exercise effective oversight of top management particularly when this involves challenging management decisions and questioning management performance. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of the employees and the communities in which they operate, as opposed to company shareholders.

        With regard to the definition of an Independent Director, no Director qualifies as Independent unless the Director has no material relationship with the company other than the Directorship position. When assessing the materiality of a Director's relationship with the company, the issue should be considered not merely from the standpoint of the Director, but also from that of the persons or the organizations with which the Director has an affiliation.

        A director is considered NOT INDEPENDENT if he or she:

          o Is, or has been, employed by the company or an affiliate;

          o Is one of the company's paid advisors/consultants;

          o Is, or is affiliated with a company that is, an adviser or consultant to the Company or a member of the Company's senior management;

          o Is, or is affiliated with a company that is, a significant customer or supplier;

          o Is employed by, or is affiliated with, a Foundation or University that receives grants or endowments from the company;

          o Has a personal services contract with the company;

          o Is related to a Director or Officer of the company;

          o Is an Officer of a firm on which the CEO or Chairman of the Board is also a Board member;

          o Is employed by a public company at which an Executive Officer of the company serves as a Director; or

          o Is a member of the immediate family of any person described above.

              INDEPENDENT, NOMINATING, COMPENSATION & AUDIT COMMITTEES This policy supports the notion that the Nominating, Compensation, and Audit Committees of the Board should consist entirely of Independent Directors. The reasoning is that 100 percent Independence is necessary for the proper functioning and oversight of these committees, which must serve as overseers of the company and its management.

                                  AUDIT COMMITTEE
      For companies with a market capitalization above $200 million, the Audit Committee should be composed of entirely Independent Directors. In addition, a Director who meets the definition of Independence mandated for all Audit Committee members, but who also holds 5% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee. We hold the position that allowing such a Director to be a non-voting committee member fairly balances the value of significant shareholder participation in Committee discussions against the risk that significant shareholders may have interests diverging from those of other shareholders.

        The Audit Committee chair should have accounting or related financial management expertise. In addition, for companies with a market capitalization above $200 million, (a) at least three members of an Audit Committee should be "financially literate" (or become so within a reasonable period of time), and (b) at least one member of the committee should have accounting expertise. This will better enable the Audit Committee to evaluate independently the information it receives, to recognize problems, to seek appropriate solutions, and to perform its job.

                               COMPENSATION COMMITTEE
      The Compensation Committee should be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                     NOMINATING/ CORPORATE GOVERNANCE COMMITTEE
      In the absence of an independent Nominating Committee, the CEO inevitably dominates the nomination process. If at the time of initial selection a Director feels heavily indebted to the CEO for his or her place on the Board, it can hinder the Director's ability to exercise effective oversight of the CEO. In addition, there is always a risk that the CEO will seek to populate the Board with individuals who are unwilling to challenge the existing management. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. Thus, it is vital that the Nominating Committee be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                  SEPARATE OFFICES OF CHAIRMAN OF THE BOARD & CEO
      One factor that has a large direct impact on a company's financial performance is the power of the CEO relative to the Board of Directors. The CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. One of the principal functions of the Board is to monitor and evaluate the performance of the CEO. When the CEO of the company is also the Chairman of the Board, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. This unity of power causes concern about whether having a CEO who is also the Chairman of the Board best serves the company's shareholders. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. The principal argument in favor of a separate CEO and Chairman of the Board is that the separation enhances the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow Director leads the Board. In addition, this separation guards against cases where a CEO seeks first to serve himself or herself and only secondarily the company's shareholders.

        Proposals seeking to separate the positions of Chairman and CEO should be supported. However, a company with a market capitalization below $200 million will in general have a limited group of leaders who can provide support an input necessary to create value, difficulty attracting qualified Directors, and difficulty absorbing the costs of retaining those directors. It may be appropriate in these instances for the position of CEO and Chairman of the Board to be held by the same individual for some period of time.

                                 CLASSIFIED BOARDS
      Classified Boards are those that have staggered election terms for Directors. Typically, one-third of a company's Directors are elected in any given year. At issue is whether a Classified Board provides continuity and stability for companies who have implemented this anti- takeover device or whether it alternatively entrenches company. With a Classified Board structure in place, the Directors and management are in a better position to negotiate a better deal for shareholders in the event of an attempted takeover. However, critics of classified board structures argue that such systems entrench Directors and management. By eliminating the risks associated with standing for election annually, Directors lose some measure of accountability to shareholders and become aligned with management. In addition, opponents argue that a Classified Board structure hurts shareholder value by depriving shareholders of takeover premiums. If a company creates a barrier to nonconsensual takeover offers, shareholders are effectively disenfranchised. Currently, all states allow companies to classify their Boards if they have a minimum number of Directors. Most states authorize nine Directors.

        We hold the position that our proxy voting policy favoring Board Declassification can be justified. Empirical studies are inconclusive with respect to its utility as an effective tool for enhancing shareholder value. Moreover, there are indications that institutional investors are capable of rendering sound judgments about the value of offers made for a company without Director or management intervention. Though not a universal problem, staggered boards can reduce Director and manager accountability to shareholders when they are under performing.

                                    TERM LIMITS
      This policy opposes proposals to limit director terms because such limits may prohibit the service by Directors who are otherwise qualified to serve the company. In addition, the imposition of term limits would prevent, in many cases, Directors from developing a level of expertise and complete knowledge set of a firm's financial systems and internal controls. Since other guidelines serve to hold Directors to high standards, the best way to ensure a Director's qualification is to elect him or her annually.

                                 DIRECTOR LIABILITY
      According to state incorporation laws in the United States, Boards have a legal responsibility for the management of a company. The downside is that Directors can face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

        The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation.

        The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and by-laws.

        The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

        Although these three duties set general legal parameters for Directors' obligations, the courts as the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome:
      "the business judgment rule provides that courts should not examine the quality of the Directors" business decisions, but only the procedures followed in reaching those decisions, when determining Director liability."

        The voting fiduciary should generally weigh the need for full Director accountability against the company's need to retain qualified individuals who are willing to serve as Directors. Specifically, proposals to limit Director Liability should be opposed for:

      o breach of duty of loyalty;

      o omissions not committed in good faith or acts committed intentionally or in violation of the law;

      o acts involving unlawful purchase or redemption of stock;

      o payment of unlawful dividends; or

      o receipt of improper personal benefits.

        In addition, limiting liability for Directors when litigation is pending against the company should be opposed.

                                  INDEMNIFICATION
      Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the Director's conduct.

        This policy supports indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their independence. We oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, fiduciaries should:

        Vote against Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

                                    COMPENSATION
                               STOCK OPTION PLANS
      In evaluating a Stock Option Plan, we examine how the proposed plan would increase the company's total potential dilution above that from all existing plans and how this increase would impact shareholders' voting power and economic value. Our vote is based, in part, on a comparison between these company specific factors and allowable total potential dilution levels derived from the company's industry sector and market capitalization peer group within the S&P 400 Index, the S&P 500 Index and the S&P 600 Index. We also evaluate the plan's individual features such as repricing underwater stock options without shareholder approval. If these three criteria were determined to be acceptable, we would generally support including a Stock Option Plan in compensation policies for Executives and Directors as long as this plan also provides challenging performance objectives, which will motivate Executives and Directors to achieve long-term shareholder value.

        In our view, Standard Stock Options reward participants for both superior and sub-par performance in a rising market, and penalize participants during a bear market. Standard Stock Options may also be more expensive than Performance-Based Options. Therefore, this policy holds that some portion of Stock Option grants to Executives and Directors should be Performance-Based. Performance-Based Options tie compensation more closely to company performance, not to the stock market. As a result, participants in Performance-Based Stock Option Plans are rewarded only when company shareholders benefit from stock price appreciation. Premium-Priced and Performance-Vesting Options encourage Executives and Directors to set and meet ambitious but realistic performance targets. Indexed Options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when Stock Options are Performance-Based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which caps income tax deductions for Executive salaries at $1 million. To ensure the full-tax deductibility of Executive pay, companies now tend to pay amounts in excess of $1 million to Executives in the form of incentive-based pay such as stock or stock options.

        Performance-Based Stock Options are defined as one of the following:

      PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met.

      PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant.

      INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index.

      PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

        This policy opposes repricing of underwater stock options. As companies increasingly align Executive and Director pay with performance, many experts defend soaring compensation figures as deserved rewards for strong company performance. That assumption can be undermined by the practice of adjusting the price of options that are underwater after a company's performance falls flat.

                            EXECUTIVE COMPENSATION PLANS
      Pursuant to this policy, we scrutinize Executive Compensation Plans closely, taking into account company performance, individual Executive performance, various compensation plan features, and the potential dilution of shareholders' voting power and economic value that would occur if the Compensation Plan were implemented.

        This policy generally supports linking Executive compensation to long-term company performance. Measures of company performance can include not only financial performance, such as revenue growth and profitability, but also social corporate performance, such as the company's efforts to promote basic human rights domestically and internationally within its operations, compliance to environmental standards, health and safety standards, foreign and domestic labor standards, and downsizing and layoffs standards.

        This policy holds that individual Executives should be compensated based upon their individual contributions to the achievement of the company's objectives. JMR supports Executive Compensation Plans which include appropriate incentives designed to align Executives' interests with the long-term growth and development of the company and the interests of its shareholders. We also believe that there are many ways in which Executives may contribute to building a successful company. While the results of these efforts should eventually appear in the company's financial statements, or be reflected in the company's stock price, many long-term strategic decisions, made in pursuing the company's growth and development, may have little visible impact in the short term.

                  DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION
      Proposals that link Executive compensation to the long-term goals of the company should be supported based upon the compensation factors enumerated above. In addition, proposals that seek to expand disclosure of executive compensation are of value to shareholders as long as such disclosure is not unduly burdensome on the company.

                                 GOLDEN PARACHUTES
      Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests.

        However, since parachutes assure covered Executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

        As a matter of proxy voting policy, management proposals to award golden parachutes should be opposed. Conversely, shareholder proposals that seek to eliminate these compensation mechanisms should be supported. In addition, proposals seeking prior shareholder approval before implementing severance agreements are supported. In light of generous compensation packages already given to most Executives, golden parachutes are unjustified.

                      OUTSIDE DIRECTOR COMPENSATION & BENEFITS
      This policy scrutinizes Director Compensation Plans closely, taking into account company performance; individual Director qualifications and performance; various Director Compensation Plan features; and the potential total dilution of shareholders' voting power and economic value which would occur if the Compensation Plan were implemented.

        JMR holds the position that each Director has the duty and responsibility to oversee the company in a manner which will effectively serve the best interests of the company's shareholders. We believe that Director Compensation should be based upon the Company's successful achievement of its goals, be they strategic and or financial in nature, and the contributions of each Director to the achievement of these goals. We recognize that as a company moves though its life cycle and product cycles, different Director skill sets and qualifications will be needed at different points in time. These might include industry expertise; financial and venture capital experience; strategic contacts and connections; time spent working with companies of similar size or at similar stages in the growth curve; etc. Director Compensation Plans should be formulated, not only to attract and retain the most qualified Directors, but also to provide appropriate incentives to align Directors' interests with the long-term growth and development of the company and the interests of its shareholders

                                CORPORATE GOVERNANCE
                         BROADER PARTICIPATION ON THE BOARD
      This policy supports proposals requesting that companies make efforts to seek more women and minorities to serve on their boards. Gender and ethnic diversity brings different perspectives to boards, which, in turn, can lead to improved corporate performance.

                         INCREASING AUTHORIZED COMMON STOCK
      Increasing the number of shares of a company's common stock should be based upon a persuasive justification for the increase. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement an anti-takeover defense probably do not justify such an increase.

                            BLANK-CHECK PREFERRED STOCK
      We oppose requests that authorize blank check preferred stock - that is, preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review.

                                  REINCORPORATION
      We generally vote in favor of reincorporation in another jurisdiction so long as there is sound justification for doing so and there is no significant diminution of corporate governance, management accountability or workers' rights. With respect to reincorporating to an offshore jurisdiction, we look closely at the company's rationale for such action. Enhancement of shareholder value through tax savings as a result of reincorporating offshore is only one of several factors that are considered when supporting or opposing a proposal to reincorporate.

                      SHAREHOLDER RIGHTS PLANS (POISON PILLS)
      Shareholder Rights Plans, typically known as "Poison Pills," take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, Poison Pills generally allow shareholders to purchase shares from, or sell shares back to, the target company and/or the potential acquirer at a price far out of line with the fair market value. Depending on the type of Pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison Pills insulate management from the threat of change in control and provide the target board with veto power over takeover bids. Because Poison Pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

        This policy on Poison Pills focuses on whether management puts the Poison Pill to a periodic vote of the shareholders, and whether acquisition attempts thwarted by the Pill could be detrimental to the long-term interests of plan beneficiaries. Unless specific circumstances, which serve the long-term interests of plan beneficiaries, are best served, this policy generally opposes Poison Pills.

                             BOARD SIZE & COMPENSATION
      The voting fiduciary should consider voting in favor of changing the board size when there is a satisfactory justification for doing so.

                         SUPERMAJORITY VOTING REQUIREMENTS
      When considering a vote in favor of supermajority voting, consider that these special voting requirements could be used to entrench management or favor a minority shareholder group.

                                 DUAL CLASS VOTING
      The voting fiduciary should consider the principle of one share - one vote when voting on such a proposal. Its impact on share value and the creation of unequal voting rights should be considered.

                                 CUMULATIVE VOTING
      Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a Cumulative Voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

        Cumulative voting is a method for obtaining minority shareholder representation on a Board of Directors and is a way of obtaining Board independence from management and thus, should generally be supported.

                    SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS
      In considering this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company.

                              APPROVING OTHER BUSINESS
      Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval and should be generally opposed.

                             EQUAL ACCESS TO THE PROXY
      Proposals that give shareholders the same ability as management to state their views on contested proxy issues enhance corporate accountability. Therefore, proposals advocating equal access to the proxy should be supported.

                               FAIR-PRICE PROVISIONS
      Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and should be supported.

--------------------
PART II - APPENDIX H
--------------------

                              RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS
                                          ON AN ONGOING BASIS

NAME OF RECIPIENT                                                  PURPOSE OF DISCLOSURE


Bloomberg L.P ...................................................  Analytical tool
Bowne ...........................................................  Typesetting and PrintingServices
Carol Norton ....................................................  Independent Contractor-ProxyVoting
Checkfree .......................................................  Software Vendor
Deloitte & Touche LLP ...........................................  Auditor
Ernst & Young LLP ...............................................  Auditor
Eagle Investment Systems Corp. ..................................  Accounting System
FactSet Research Systems Inc ....................................  Analytical tool
GainsKeeper, Inc ................................................  Accounting System
GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions ............  Software Vendor
G. H. Dean Co. ..................................................  Typesetting and Printing Services
Institutional Shareholder Services Inc ..........................  Proxy Service Provider
ITG, Inc ........................................................  Analytical tool
JP Morgan Chase Bank ............................................  Fund Custodian
JP Morgan Securities ............................................  Analytical Tool
Lehman Brothers .................................................  Analytical tool
Loan Pricing Corp. ..............................................  Fund Pricing
The MacGregor Group .............................................  Software Vendor
Mark-It Partners (Loan X) .......................................  Fund Pricing
Massachusetts Financial Services Company ........................  Fund Management
MFS Fund Distributors, Inc. .....................................  Fund Distribution
Board of Trustees ...............................................  Fund Governance
MSCI BARRA, Inc .................................................  Analytical tool
OMGEO LLC .......................................................  Software vendor
Palmer & Dodge LLP ..............................................  Review Loan Participation Documents
Plexus ..........................................................  Analytical Tool
Radianz .........................................................  Software Vendor
Ropes & Gray LLP ................................................  Legal Counsel
Saloman Analytics Inc ...........................................  Analytical tool
Standard & Poor's Securities Evaluations Services ...............  Fund Pricing
State Street Bank and Trust Company .............................  Custodian, Fund Pricing and Accounting Agent
Wilshire Analytics/Axiom ........................................  Analytical tool

   This list is current as of December 19, 2005, and any additions, modifications or deletions to the list that have occurred since December 19, 2005 are not reflected.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

M F S(SM)
INVESTMENT MANAGEMENT(R)

500 Boylston Street, Boston, MA 02116

                                                            MFS-PART2-SAI-1/06

MASSACHUSETTS INVESTORS GROWTH STOCK FUND       MFS(R)LIFETIME(R)2020 FUND
MASSACHUSETTS INVESTORS TRUST                   MFS(R)LIFETIME(R)2030 FUND
MFS(R)AGGRESSIVE GROWTH ALLOCATION FUND         MFS(R)LIFETIME(R)2040 FUND
MFS(R)BOND FUND                                 MFS(R)LIFETIME(R)RETIREMENT INCOME FUND
MFS(R)CAPITAL OPPORTUNITIES FUND                MFS(R)LIMITED MATURITY FUND
MFS(R)CASH RESERVE FUND                         MFS(R)MID CAP GROWTH FUND
MFS(R)CONSERVATIVE ALLOCATION FUND              MFS(R)MID CAP VALUE FUND
MFS(R)CORE EQUITY FUND                          MFS(R)MODERATE ALLOCATION FUND
MFS(R)CORE GROWTH FUND                          MFS(R)MONEY MARKET FUND
MFS(R)EMERGING GROWTH FUND                      MFS(R)MUNICIPAL BOND FUND
MFS(R)EMERGING MARKETS DEBT FUND                MFS(R)MUNICIPAL HIGH INCOME FUND
MFS(R)EMERGING MARKETS EQUITY FUND              MFS(R)MUNICIPAL INCOME FUND
MFS(R)FLOATING RATE HIGH INCOME FUND            MFS(R)MUNICIPAL LIMITED MATURITY FUND
MFS(R)GLOBAL EQUITY FUND                        MFS(R)NEW DISCOVERY FUND
MFS(R)GLOBAL GROWTH FUND                        MFS(R)NEW ENDEAVOR FUND
MFS(R)GLOBAL TOTAL RETURN FUND                  MFS(R)RESEARCH BOND FUND
MFS(R)GOVERNMENT LIMITED MATURITY FUND          MFS(R)RESEARCH BOND FUND J
MFS(R)GOVERNMENT MONEY MARKET FUND              MFS(R)RESEARCH FUND
MFS(R)GOVERNMENT SECURITIES FUND                MFS(R)RESEARCH INTERNATIONAL FUND
MFS(R)GROWTH ALLOCATION FUND                    MFS(R)STRATEGIC GROWTH FUND
MFS(R)GROWTH OPPORTUNITIES FUND                 MFS(R)STRATEGIC INCOME FUND
MFS(R)HIGH INCOME FUND                          MFS(R)STRATEGIC VALUE FUND
MFS(R)HIGH YIELD OPPORTUNITIES FUND             MFS(R)TECHNOLOGY FUND
MFS(R)INFLATION-ADJUSTED BOND FUND              MFS(R)TOTAL RETURN FUND
MFS(R)INTERMEDIATE INVESTMENT GRADE BOND FUND   MFS(R)UNION STANDARD EQUITY FUND
MFS(R)INTERNATIONAL DIVERSIFICATION FUND        MFS(R)UTILITIES FUND
MFS(R)INTERNATIONAL GROWTH FUND                 MFS(R)VALUE FUND
MFS(R)INTERNATIONAL NEW DISCOVERY FUND          MFS(R)MUNICIPAL STATE FUNDS:
MFS(R)INTERNATIONAL VALUE FUND                  AL, AR, CA, FL, GA, MD, MA, MS,
MFS(R)LIFETIME(R)2010 FUND                      NY, NC, PA, SC, TN, VA, WV

                        SUPPLEMENT TO CURRENT PROSPECTUS

This prospectus supplement supersedes and replaces the funds' prospectus supplement dated February 6, 2006.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED TO EACH PROSPECTUS.

CALCULATION OF INVESTMENT PERFORMANCE

The above-referenced funds (except the MFS Money Market Fund and MFS Government Money Market Fund) offer multiple classes of shares which in many cases were initially offered for sale to, and purchased by, the public on different dates (each an "inception date"). In cases where PostalCodea class of shares (a "Newer Class") is first offered after the inception date of another class (an "Older Class"), the fund has presented total return performance of the Newer Class for periods prior to its inception date by appending the prior performance of the Older Class to the actual performance of the Newer Class ("blended performance"). In doing so, the Older Class performance has been adjusted to take into account differences in sales loads applicable to the two classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

The Older Class used in these blended performance presentations has historically been the class of shares of the fund with the longest performance history. However, certain funds now have more than one class of shares with at least a 10 year performance history -- the longest period required to be shown in fund prospectuses, shareholder reports and sales and marketing literature. Accordingly, for periods ending on and after March 31, 2004, blended performance presentations for Newer Classes of these funds will reflect the prior performance of the Older Class (with at least a 10 year performance history) that has the most similar level of operating expenses as the Newer Class (not necessarily the Older Class with the longest performance history).

For all funds except for the MFS Global Equity Fund, MFS Cash Reserve Fund and MFS Emerging Growth Fund, the new method of selecting the Older Class to be used in blended performance presentations will result in the same or lower total rates of return than were previously shown for the Newer Classes of these funds.

In limited circumstances for the MFS Global Equity Fund, MFS Cash Reserve Fund and MFS Emerging Growth Fund, the new method will result in higher total rates of return than were previously shown for certain Newer Classes for certain periods. For a transitional period lasting until December 31, 2007, these funds will continue to show the lower performance figures (i.e., based on prior performance of the Older Class that was previously used) in their prospectuses and make them available on mfs.com.

Because this change will apply to performance periods ending on or after March 31, 2004, the funds will continue to use the prior methodology in future documents that show blended performance through periods ended prior to that date. For example, because fund prospectuses show calendar year performance, prospectuses dated on or before February 1, 2005, will continue to show blended performance for Newer Classes through December 31, 2003 using the prior methodology.

EFFECTIVE IMMEDIATELY, THE FIRST TWO PARAGRAPHS UNDER THE CAPTION `HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES - OTHER CONSIDERATIONS" IN THE PROSPECTUSES OF THE ABOVE-REFERENCED FUNDS ARE REPLACED IN THEIR ENTIRETY BY THE FOLLOWING:

RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds has adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures adopted by MFS.

PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interests. This policy applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS.

The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

       - out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

       - initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).

In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent excessive trading or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who, on the same day, exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

The MFS funds' ability to impose the above-referenced purchase and exchange limitations is subject to certain limitations discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. In addition, the MFS funds' ability to impose these limitations on shares held through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund.

EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

In addition, to the extent that a fund significantly invests in foreign securities traded on markets that close before the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be their fair value as of the funds' valuation time. To the extent that a fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

REDEMPTION FEE.

The MFS funds identified below charge a 1% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

         MFS High Income Fund
         MFS Municipal High Income Fund
         MFS High Yield Opportunities Fund
         MFS Floating Rate High Income Fund
         MFS Emerging Markets Equity Fund
         MFS International New Discovery Fund
         MFS New Discovery Fund

The funds reserve the right to change the redemption fee period or amount of redemption fees charged.

GENERAL. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

FOR FUNDS WITH A REDEMPTION FEE, THE REDEMPTION FEE IS NOT CHARGED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

           1. transactions by accounts that the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial intermediary or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee will be imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

           2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee will apply to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

           3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll reduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

           4. transactions by the MFS funds of funds including, without limitation, the MFS Lifetime Funds, MFS Asset Allocation Funds and MFS International Diversification Fund;

           5. transactions following the death or disability of any registered shareholder, beneficial owner, or grantor of a living trust with respect to shares purchased before death or disability;

           6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

           7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

           8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

           9. transactions involving 529 share classes, R share classes or class J shares of the fund (if offered); and

          10. transactions due to a failure to meet account minimums, to pay account fees funded by share redemptions, and other similar non-discretionary transactions (e.g., in connection with fund mergers/ acquisitions/liquidations).

In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries. In addition, if an omnibus account holder informs the funds or their agents that it has the systematic capability to assess the redemption fee at the individual account level but is unable to assess the fee in all circumstances under the funds' policies, the funds and their agents reserve the right to permit the imposition of the fee under these limited circumstances.

These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time which may address such topics as the documentation necessary for the funds to recognize a disability and determination of the application of the redemption fee in various circumstances (such as to certain individual account transactions with respect to shares held through an omnibus account), among others.

Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED AFTER THE LAST PARAGRAPH UNDER THE CAPTION "MANAGEMENT OF THE FUND - INVESTMENT ADVISER," IN THE PROSPECTUS OF EACH OF THE ABOVE-REFERENCED FUNDS.

DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "select a fund" on the MFS website (mfs.com), the following information is generally available to you:

INFORMATION                               APPROXIMATE DATE OF POSTING TO WEBSITE
-----------                               --------------------------------------
Fund's top 10 securities holdings         14 days after month end
as of each month's end

Fund's full securities holdings           29 days after month end
as of each month's end

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

EFFECTIVE IMMEDIATELY, THE SECOND PARAGRAPH UNDER THE CAPTION "HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES - HOW TO EXCHANGE SHARES - EXCHANGE PRIVILEGE" FOR MFS INTERNATIONAL DIVERSIFICATION FUND AND MFS STRATEGIC VALUE FUND IS HEREBY RESTATED AS FOLLOWS:

Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. Class R, class R1, class R2, class R3, class R4 and class R5 shares of the fund held by eligible retirement plans may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus); except as noted below, this exchange privilege does not apply to MFS Serviced Plans. Class R and class R3 shares of the fund held by a MFS Serviced Plan may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus); provided that the MFS Serviced Plan held class R or class R3 shares on March 31, 2005. In addition, class A and class I shares of the fund may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus). Class R shares of the fund may be exchanged for shares of certain other MFS funds that offer class R shares.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED TO THE PROSPECTUS UNDER SECTION VII "OTHER INFORMATION" BETWEEN "PRICING OF FUND SHARES" AND "DISTRIBUTION OPTIONS":


FOR MFS HIGH INCOME FUND, MFS HIGH YIELD OPPORTUNITIES FUND AND MFS MUNICIPAL HIGH INCOME FUND:

DISTRIBUTIONS.
The fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.


EFFECTIVE IMMEDIATELY, THE SECTION ENTITLED "DESCRIPTION OF SHARE CLASSES - DISTRIBUTION AND SERVICE FEES" IS HEREBY RESTATED AS FOLLOWS:

FOR MFS TOTAL RETURN FUND:

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and service fees to support the sale and distribution of class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares, and the services provided by financial intermediaries. These distribution and service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes: 0.25% for class R4 shares (consisting of a 0.25% service fee); 0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); 0.50% for class 529A, class R, class R2 and class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for class B, class C, class 529B and class 529C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). A portion of the class 529A distribution fee equal to 0.10% is currently in effect; the remaining portion is not in effect but may be implemented on such date as the Board of Trustees may determine. Assets attributable to class A shares sold prior to October 1, 1989 are subject to a service fee of 0.15% annually. To the extent the class A service fees paid under the distribution plan do not exceed 0.25% annually, the fund may pay the remaining amount of service fees available under the plan for distribution-related expenses. These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. The fund has not adopted a Rule 12b-1 plan with respect to its class I or R5 shares. For more information regarding the fund's Rule 12b-1 Plan, see the SAI.

FOR MFS RESEARCH FUND:

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and service fees to support the sale and distribution of class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares, and the services provided by financial intermediaries. These distribution and service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes:
0.25% for class R4 shares (consisting of a 0.25% service fee); 0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); 0.50% for class 529A, class R, class R2 and class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for class B, class C, class 529B and class 529C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). A portion of the class 529A distribution fee equal to 0.10% is currently in effect; the remaining portion is not in effect but may be implemented on such date as the Board of Trustees may determine. Assets attributable to class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. To the extent the class A service fees paid under the distribution plan do not exceed 0.25% annually, the fund may pay the remaining amount of service fees available under the plan for distribution-related expenses. These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. The fund has not adopted a Rule 12b-1 plan with respect to its class I or R5 shares. For more information regarding the fund's Rule 12b-1 Plan, see the SAI.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED TO EACH FUND'S PROSPECTUS:

LEGAL PROCEEDINGS. On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of placeStreetNew Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (IN RE MUTUAL FUNDS INVESTMENT LITIGATION (ALGER, COLUMBIA, JANUS, MFS, ONE GROUP, PUTNAM, ALLIANZ DRESDNER), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are RIGGS V. MFS ET AL., Case No. 04-CV-01162-JFM (direct), HAMMERSLOUGH
V. MFS ET AL., Case No. 04-MD-01620 (derivative), ANITA WALKER V. MFS ET AL., Case No. 1:04-CV-01758 (ERISA), and REAVES V. MFS SERIES TRUST I, ET AL., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (FORSYTHE V. SUN LIFE FINANCIAL INC., ET AL., No. 04cv10584 (GAO) (a consolidated action) and MARCUS DUMOND, ET AL. V. MASSACHUSETTS FINANCIAL SERVS. PLACECO., ET AL., No. 04cv11458 (GAO)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants filed separate motions to dismiss all claims of the various lawsuits (except REAVES, which has not been separately briefed). On November 3, 2005, the district judge considering the motions to dismiss the RIGGS and HAMMERSLOUGH actions issued memoranda indicating that he intends to grant in part and deny in part defendants' motions in these actions. Orders consistent with the court's memoranda were issued on March 1, 2006. On February 27, 2006, the district judge considering the motion to dismiss the CITYPLACEWALKER action granted in part and denied in part such motion. On January 19, 2006, the district judge considering the FORSYTHE and DUMOND actions denied defendants' motion to dismiss the DUMOND action and granted in part (including dismissing all claims against the Trustees and Sun Life Financial, Inc.) and denied in part defendants' motion to dismiss the FORSYTHE action. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. It is not clear whether any amounts paid in connection with the above regulatory settlements will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

                   THE DATE OF THIS SUPPLEMENT IS MAY 1, 2006.

Class A       Class 529A      Class R       Class R3
Class B       Class 529B      Class R1      Class R4
Class C       Class 529C      Class R2      Class R5
Class I

MFS INTERNATIONAL DIVERSIFICATION FUND               PROSPECTUS 10/01/06

This Prospectus describes the MFS International Diversification Fund. The investment objective of the fund is to seek long term growth of capital.

[TABLE OF CONTENTS

RISK RETURN SUMMARY

EXPENSE SUMMARY

CERTAIN INVESTMENT STRATEGIES AND RISKS

MANAGEMENT OF THE FUND

DESCRIPTION OF SHARE CLASSES

HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

OTHER INFORMATION

FINANCIAL HIGHLIGHTS                              ]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

     I. RISK RETURN SUMMARY

-    INVESTMENT OBJECTIVE

     The fund's investment objective is to seek long term growth of capital. The fund's objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT STRATEGIES

     The fund is designed to provide diversification within the international asset class by investing the majority of its assets in other MFS mutual funds, referred to as underlying funds. The underlying funds are selected by the quantitative group of the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser) based on underlying fund classifications, historical risk, performance, and other factors. MFS seeks to diversify the fund's investments in terms of market capitalization (by including large, mid, and/or small cap underlying funds), by style (by including both growth and value underlying funds), and by geographic region (by including developed and emerging market underlying funds).

     Following is the list of underlying funds and their associated target weightings as of October 1, 2006:

     MFS Research International Fund                          35%
     MFS International New Discovery Fund                     10%
     MFS International Value Fund                             25%
     MFS International Growth Fund                            25%
     MFS Emerging Markets Equity Fund                          5%

     The underlying funds and their target weightings have been selected for investment over longer time periods, but may be changed without shareholder approval or notice. The target weightings will deviate over the short term due to market movements and cash flows. MFS periodically rebalances the fund's investments in the underlying funds. The target weightings do not reflect the fund's working cash balance; some portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs.

     A description of the underlying funds is included in Appendix A of this prospectus.

     MFS uses a bottom-up investment approach in buying and selling investments for each underlying fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include earnings, price, cash flows, growth potential, and management ability. Quantitative analysis of these and other factors may also be considered.

-    PRINCIPAL INVESTMENT TYPES OF THE UNDERLYING FUNDS

     - EQUITY SECURITIES: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stock, and depository receipts for those securities.

     - DERIVATIVES: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, indexed securities, inverse floating rate instruments, swaps, caps, floors, and collars.

     - SHORT SALES: Short sales are transactions to sell a security that one does not own to a third party by borrowing the security in anticipation of purchasing the same security on a later date, for a lower price. The security borrowed must be purchased to close out the short position.

-    PRINCIPAL RISKS

     The  principal risks of investing in the fund are:

     - STOCK MARKET RISK: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. In the short term, prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stock of growth companies can react differently from the stock of value companies, and the stock of large cap companies can react differently from the stock of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic effect on stock markets.

     - COMPANY RISK: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

     - FOREIGN RISK: Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country's economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

     - CURRENCY RISK. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

     - EMERGING MARKETS RISK: Emerging markets investments can involve additional and greater risks than the risks associated with investments in developed foreign markets securities. Emerging markets typically have less economic development, market structure and depth and regulatory oversight than developed countries. Emerging markets can also be subject to greater political, social, and economic instability. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

     - DERIVATIVES RISK: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives' original cost. Derivatives can be less liquid than other types of investments.

     - SHORT SALE RISK: Potential losses from a short sale are unlimited if the short sale cannot be closed out.

     - ALLOCATION RISK: MFS' assessment of the mix of general risk and return characteristics that will meet each fund's investment objective, and the resulting allocation among asset classes and underlying funds can be incorrect, or lead to an investment focus that results in a fund underperforming other funds with similar investment strategies or the asset classes represented.

     - AFFILIATED FUND RISK: MFS may be subject to potential conflicts of interest in selecting and substituting underlying funds because it is also the adviser to the underlying funds (e.g., the management fees paid by some underlying funds are higher than the management fees paid by other underlying funds). However, MFS is legally obligated to act in the best interests of the funds when selecting and substituting underlying funds.

     - MANAGEMENT RISK: MFS' analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies.

     - COUNTERPARTY AND THIRD PARTY RISK: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.

     - LIQUIDITY RISK: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

     - LEVERAGING RISK: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

     - As with any mutual fund, you could lose money on your investment in the fund.

     AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

     - how the fund's performance over time compares with that of a broad measure of market performance, and

     - returns before the deduction of taxes and returns after the deduction of certain taxes for Class A shares.

     The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results may differ.

     BAR CHART

     The bar chart shows changes over time in the annual total returns of Class A shares for each calendar year for each year since it was offered, assuming the reinvestment of distributions. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares. If these sales charges were included, they would reduce these returns. The return of the fund's other classes of shares will differ from the Class A share returns shown in the bar chart, depending upon the expenses of those classes.

[CHART]

CALENDAR YEAR          GAIN OR LOSS(%)
2005                   16.65

     The total return for the six month period ended June 30, 2006 was 10.05%. During the periods shown in the bar chart, the highest quarterly return was 12.38% (for the calendar quarter ended September 30, 2005) and the lowest quarterly return was (1.14)% (for the calendar quarter ended June 30, 2005).

     PERFORMANCE TABLE

     This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for Class A shares, this table shows Class A average annual total returns:

     - after the deduction of taxes on distributions made on Class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"), and

     - after the deduction of taxes on both distributions made on Class A shares and on redemption of Class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED DECEMBER 31, 2005)

                                                              1 YEAR   LIFE*
     RETURNS BEFORE TAXES
     Class B Shares, with CDSC (Declining Over Six Years
        from 4% to 0%)                                        11.91%   22.51%
     Class C Shares, with CDSC (1% for 12 Months)             14.83%   25.45%
     Class I Shares, at Net Asset Value                       16.97%   26.71%
     Class 529A Shares, with Initial Sales Charge (5.75%)      9.63%   20.12%
     Class 529B Shares, with CDSC (Declining Over Six
        Years From 4% to 0%)                                  11.51%   22.08%
     Class 529C Shares, with CDSC (1% for 12 months)          14.58%   25.16%
     Class R Shares, at Net Asset Value                       16.50%   26.14%
     Class R1 Shares, at Net Asset Value                      15.72%   25.37%
     Class R2 Shares, at Net Asset Value                      16.02%   25.63%
     Class R3 Shares, at Net Asset Value                      16.20%   25.79%
     Class R4 Shares, at Net Asset Value                      16.53%   26.21%
     Class R5 Shares, at Net Asset Value                      16.90%   26.53%
     Class A Shares, with Initial Sales Charge (5.75%)         9.95%   20.49%

     RETURNS AFTER TAXES (CLASS A SHARES ONLY)
     Class A Shares' Return After Taxes on Distributions,
        with Initial Sales Charge (5.75%)                      9.10%   19.53%
     Class A Shares' Return After Taxes on Distributions
        and Sale of Class A Shares, with Initial Sales
        Charge (5.75%)                                         6.72%   17.02%

     BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
     MSCI All Country World Index (ex US)+**                  17.11%   27.73%

----------
     * Life refers to the period from the commencement of the fund's investment operations on September 30, 2004, through December 31, 2005.
     +    Source: FactSet Research Systems, Inc.
     ** The MSCI All Country World Index (ex US) measures developed and emerging stock markets.

     All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

     The fund commenced investment operations on September 30, 2004, with the offering of Class A, Class B, Class C, Class I, Class 529A, Class 529B, Class 529C, Class R (formerly Class R1) and Class R3 (formerly Class R2) shares and subsequently offered Class R1, Class R2, Class R4 and Class R5 shares on April 1, 2005.

     Performance (in the Average Annual Total Returns Table only) for Class R4 and R5 shares includes the performance of the fund's Class A shares for periods prior to their offering. Performance for Class R1 and R2 shares includes the performance of the fund's Class B shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than those of the share class to which they are blended, and lower performance for share classes with lower operating expenses than those of the share class to which they are blended.

     II. EXPENSE SUMMARY

-    EXPENSE TABLE

     The following tables describe the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. In addition to the fees and expenses which you bear directly, you will indirectly bear the fund's pro rata share of the fees and expenses of the underlying funds in which the fund invests. Information on these indirect underlying fund expenses is included in each fund's fee table.

     The annual fund operating expenses are based on expenses incurred during the fund's most recently completed fiscal year . The fund's annual operating expenses may vary in future years.

     SHAREHOLDER FEES (fees paid directly from your investment):

                                   CLASS A          CLASS B       CLASS C                  ALL CLASS R
                                  AND CLASS        AND CLASS     AND CLASS                    SHARE
                                    529A             529B          529C        CLASS I        CLASS
                                    ----             ----          ----        -------        -----
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)       5.75%             N/A           N/A          N/A           N/A

Maximum Deferred Sales
Charge (Load) (as a
percentage of original
purchase price or redemption
proceeds, whichever is less)       See Below#        4.00%         1.00%         N/A           N/A

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):

                                                 CLASS A        CLASS B        CLASS C        CLASS I
                                                 -------        -------        -------        -------
Management Fee                                        N/A            N/A            N/A            N/A
Distribution and Service (12b-1) Fees(1)             0.35%          1.00%          1.00%           N/A
Other Expenses(2)(3)                                 0.17%          0.17%          0.17%          0.17%
                                               ----------     ----------     ----------     ----------
Total Annual Fund Operating Expenses(2)              0.52%          1.17%          1.17%          0.17%
   Fee Reductions(3)                                (0.10)%        (0.10%)        (0.10%)        (0.10%)
                                               ----------     ----------     ----------     ----------
Net Expenses(2)                                      0.42%          1.07%          1.07%          0.07%
   Estimated Indirect Expenses of
   Underlying Funds(4)                               1.27%          1.27%          1.27%          1.27%
                                               ----------     ----------     ----------     ----------
Total Annual Fund and Underlying Funds
Operating Expenses(2)                                1.69%          2.34%          2.34%          1.34%

                                               CLASS 529A     CLASS 529B     CLASS 529C
                                               ----------     ----------     ----------
Management Fee                                        N/A            N/A            N/A
Distribution and Service (12b-1) Fees(1)             0.35%          1.00%          1.00%
Other Expenses(2)(3)                                 0.42%          0.42%          0.42%
                                               ----------     ----------     ----------
Total Annual Fund Operating Expenses(2)              0.77%          1.42%          1.42%
   Fee Reductions(3)                                (0.10%)        (0.10%)        (0.10%)
                                               ----------     ----------     ----------
Net Expenses(2)                                      0.67%          1.32%          1.32%
   Estimated Indirect Expenses of
   Underlying Funds(4)                               1.27%          1.27%          1.27%
                                               ----------     ----------     ----------
Total Annual Fund and Underlying Funds
Operating Expenses(2)                                1.94%          2.59%          2.59%

                                                CLASS R        CLASS R1       CLASS R2
                                               ----------     ----------     ----------
Management Fee                                        N/A            N/A            N/A
Distribution and Service (12b-1) Fees(1)             0.50%          0.75%          0.50%
Other Expenses(2)(3)(5)                              0.17%          0.62%          0.57%
                                               ----------     ----------     ----------
Total Annual Fund Operating Expenses(2)              0.67%          1.37%          1.07%
   Fee Reductions(3)                                (0.10%)        (0.20%)        (0.25%)
                                               ----------     ----------     ----------
Net Expenses(2)                                      0.57%          1.17%          0.82%
   Estimated Indirect Expenses of
   Underlying Funds(4)                               1.27%          1.27%          1.27%
                                               ----------     ----------     ----------
Total Annual Fund and Underlying Funds
Operating Expenses(2)                                1.84%          2.44%          2.09%

                                                CLASS R3       CLASS R4       CLASS R5
                                               ----------     ----------     ----------
Management Fee                                        N/A            N/A            N/A
Distribution and Service (12b-1) Fees(1)             0.50%          0.25%           N/A
Other Expenses(2)(3)(5)                              0.42%          0.32%          0.27%
                                               ----------     ----------     ----------
Total Annual Fund Operating Expenses(2)              0.92%          0.57%          0.27%
   Fee Reductions(3)                                (0.20%)        (0.10%)        (0.10%)
                                               ----------     ----------     ----------
Net Expenses(2)                                      0.72%          0.47%          0.17%
   Estimated Indirect Expenses of
    Underlying Funds(4)                              1.27%          1.27%          1.27%
                                               ----------     ----------     ----------
Total Annual Fund and Underlying Funds
Operating Expenses(2)                                1.99%          1.74%          1.44%

# An initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if you are investing through a retirement plan and your Class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase. Class 529A shares are not subject to any CDSC.
(1) The fund's Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund's class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees."
(2) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Total Annual Fund Expenses," "Net Expenses," and "Total Annual Fund and Underlying Funds Operating Expenses" would be lower. For the class 529 classes only, "Other Expenses" include the program management fee described under "Management of the Fund." The only fees and charges a 529 participant will incur are the fund's sales charges and expenses described in the table above and an annual account maintenance fee and miscellaneous other account fees which may be charged in connection with the administration of the participant's account. See the program description and materials available from your financial intermediary for details about these account fees. For the class R share classes only, "Other Expenses" include an annual retirement plan administration and service fee paid by the fund from assets attributable to the respective class to MFS for the provision by MFS, or a third party, of various administrative, recordkeeping and communication/educational services in an amount equaling up to: 0.45% for class R1, 0.40% for class R2, 0.25% for class R3, 0.15% for class R4 and 0.10% for class R5 shares.
(3) MFS has agreed in writing to waive the retirement plan administration and service fee (included as part of "Other Expenses") to 0.35% for class R1 shares, 0.25% for class R2 shares, and 0.15% for class R3 shares, until at least September 30, 2007. In addition, MFS has agreed in writing to bear the fund's expenses such that "Other Expenses," determined without giving effect to the expense offset arrangement described above, such that "Other Expenses" do not exceed 0.10% annually for each of class A, class B, class C, Class I and class R shares; 0.45% annual for class R1 shares; 0.35% annually for each of class 529A, class 529B, class 529C and class R2 shares; 0.35% annually for class R1; 0.25% annually for each of class R3 and class R4 shares; and 0.20% annually for class R5 shares. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the fund's investing activities. This written agreement will continue until at least September 30, 2007.
(4) In addition to the "Total Annual Fund Operating Expenses" which the fund bears directly, the fund's shareholders indirectly bear the expenses of the underlying funds in which the fund invests. The fund's estimated indirect expense from investing in the underlying funds, based on its target allocations and underlying funds, is as shown in the table. These Underlying Fund expenses reflect certain contractual fee reductions, including MFS' agreement to reduce certain Underlying Funds' management fees effective March 1, 2004 and continuing through February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters.
(5) The "Total Annual Fund and Underlying Funds Operating Expenses" shown in the table are the sum of the fund's "Net Expenses" and "Estimated Indirect Expenses of Underlying Funds."

-    EXAMPLE OF EXPENSES

     THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

     The examples assume that:

     - You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     - The fund's operating expenses remain the same, except that the fund's total direct and indirect operating expenses are assumed to take into account any written fee reductions for that period during which those written fee reductions are in effect (see "Expense Summary-Expense Table" above).

     Although your actual costs may be higher or lower, under these assumptions your costs would be:

     SHARE CLASS                                      1 YEAR         3 YEARS       5 YEARS        10 YEARS
     Class A shares                                 $      737     $    1,097     $    1,480     $    2,551
     Class B shares(1)
        Assuming redemption at end of period        $      637     $    1,051     $    1,492     $    2,608
        Assuming no redemption                      $      237     $      751     $    1,292     $    2,608
     Class C shares
        Assuming redemption at end of period        $      337     $      751     $    1,292     $    2,769
        Assuming no redemption                      $      237     $      751     $    1,292     $    2,769
     Class I shares                                 $      136     $      446     $      777     $    1,716
     Class 529A shares                              $      761     $    1,169     $    1,601     $    2,800
     Class 529B shares(1)
        Assuming redemption at end of period        $      662     $    1,126     $    1,616     $    2,858
        Assuming no redemption                      $      262     $      826     $    1,416     $    2,858
     Class 529C shares
        Assuming redemption at end of period        $      362     $      826     $    1,416     $    3,015

        Assuming no redemption                      $      262     $      826     $    1,416     $    3,015
     Class R shares                                 $      187     $      600     $    1,038     $    2,256
     Class R1 shares                                $      247     $      802     $    1,382     $    2,959
     Class R2 shares                                $      212     $      707     $    1,228     $    2,657
     Class R3 shares                                $      202     $      666     $    1,156     $    2,508
     Class R4 shares                                $      177     $      569     $      986     $    2,150
     Class R5 shares                                $      147     $      477     $      830     $    1,826

----------
     (1) Class B and Class 529B shares convert to Class A shares and Class 529A shares, respectively, approximately eight years after purchase; therefore, years nine and ten reflect Class A and Class 529A expenses, respectively.

     III.  CERTAIN INVESTMENT POLICIES AND RISKS

-    TURNOVER

     MFS may engage in active and frequent trading in pursuing the underlying fund's principal investment strategies. Frequent trading can result in higher taxable gain distributions to shareholders and increases transaction costs, which may reduce the underlying fund's return.

-    TEMPORARY DEFENSIVE POLICY

     In response to market, economic, political, or other conditions, MFS may depart from the fund's as well as each underlying fund's principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund's as well as each underlying fund's performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

-    FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

     Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund's Statement of Additional Information ("SAI").

     IV.  MANAGEMENT OF THE FUND

-    INVESTMENT ADVISER

     Massachusetts Financial Services Company ("MFS"), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for the fund. Subject to the supervision of the Board of Trustees, MFS is responsible for managing the fund's investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

     The fund pays no management fee to MFS; however the underlying funds pay management fees to MFS which are reflected in the "Expense Table."

     A discussion regarding the basis for the Board of Trustees approval of the Investment Advisory Agreement is available in the fund's most recent semiannual report for the six-month period ended November 30, 2005.

     MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $[ ]
     as of [   ].

     DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a fund" on the MFS Web site (mfs.com), the following information is generally available to you:

     INFORMATION                               APPROXIMATE DATE OF POSTING TO WEB SITE
     Fund's top 10 securities holdings as      14 days after month end
                      of each month's end

     Fund's full securities holdings as of     29 days after month end
                          each month's end

     Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

-    PORTFOLIO MANAGER(S)

     Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI.
     The portfolio manager is primarily responsible for the day-to-day management of the fund.

     PORFOLIO MANAGER        PRIMARY ROLE      SINCE    TITLE AND FIVE YEAR HISTORY
     ----------------        ------------      -----    ---------------------------
     Thomas               Portfolio Manager,    2004    Vice President of MFS;
     Melendez              General Oversight            employed in the investment
                            Over a Team of              management area of MFS since
                             Quantitative               2002; Emerging Market
                             Professionals              Product Specialist at
                                                        Schroders North America
                                                        prior to 2002.

-    ADMINISTRATOR

     MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is reimbursed for a portion of the costs it incurs in providing these services, including the costs of third parties who provide certain of these services.

     In addition, MFS provides, either directly or through affiliated and/or unaffiliated entities, certain administrative, recordkeeping, and communication/educational services to the retirement plans and retirement plan participants which invest in Class R1, Class R2, Class R3, Class R4 and Class R5 shares under a Master Class R Administration and Services Agreement. Under the Agreement, the fund pays an annual fee to MFS for these services at the following percentages of the average daily net assets attributable to that class of shares: 0.45% for Class R1; 0.40% for Class R2; 0.25% for Class R3; 0.15% for Class R4; and 0.10% for Class R5 shares. MFS has agreed in writing to waive the annual fee to 0.35% for Class R1, 0.25% for Class R2, and 0.15% for Class R3, until at least September 30, 2007.

-    DISTRIBUTOR

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

-    SHAREHOLDER SERVICING AGENT

     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. Under the Agreement, MFSC may receive a fee based on the costs it incurs in providing these services, including the costs of third parties who provide certain of these services and out-of-pocket expenses, plus a target profit margin.

-    PROGRAM MANAGER(S)

     MFD serves as program manager for a qualified tuition program under Section 529 of the Internal Revenue Code through which 529 share classes of the fund are included as investment options to program participants. The fund's 529 share classes may also be offered through qualified tuition programs for which MFD does not serve as program manager. MFD provides, either directly or through third parties, recordkeeping, tax reporting, and account services, as well as services designed to maintain the programs' compliance with the Internal Revenue Code and other regulatory requirements under a Master 529 Administrative Services Agreement.

     Under the Agreement, the fund pays MFD an annual fee for these services of up to 0.35% of the average daily net assets attributable to each 529 share class. The current annual fee has been established at 0.25% of the average daily net assets attributable to each 529 share class up to $10 billion in assets, 0.225% from $10 billion in assets up to $20 billion in assets, and 0.20% from $20 billion in assets and above. The fee may only be increased with the approval of the fund's Board of Trustees. MFD may pay a portion of this fee to third parties who provide these services.

     Please consult the program description for your particular qualified tuition program for a discussion of the fees paid to and services received from the program manager.

     V.  DESCRIPTION OF SHARE CLASSES

     The fund offers Class A, Class B, Class C, Class I, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 through this prospectus.

     Class I shares generally are available only to the following eligible investors:

     - certain retirement plans established for the benefit of employees and former employees of MFS or its affiliates;

     - retirement plans, endowments or foundations that: (i) have, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (ii) invest at least $10 million in Class I shares of the fund and other MFS funds;

     - bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in Class I shares of the fund, or (ii) have, at the time of purchase of Class I shares, aggregate assets of at least $10 million invested in Class I shares of the fund and other MFS funds; and

     - certain retirement plans offered, administered, or sponsored by insurance companies, as permitted by MFD based on their overall relationship with MFS.

     In addition, MFD may accept, in its sole discretion, investments in Class I shares from purchasers not listed above or that do not meet these qualification requirements.

     Class 529A, Class 529B and Class 529C shares are generally only available to qualified tuition programs (tuition programs) established in accordance with Section 529 of the Code.

     Class R shares are available for purchase only by retirement plans that held Class R shares of the fund on March 31, 2005.

     Class R1, Class R2, Class R3, Class R4 and Class R5 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Class R1, Class R2, Class R3, Class R4 and Class R5 shares generally are available to retirement plans only if either MFS (or one of its affiliates) is responsible for providing participant recordkeeping services (MFS Serviced Plan) or MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative services (Alliance Plan). Class R1, Class R2, Class R3, Class R4 and Class R5 shares are not generally available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and 529 tuition plans.

     A MFS Serviced Plan will be limited as to which class of shares it will be eligible to purchase under the terms of the service agreement between MFS and the sponsor of the retirement plan. Currently MFS generally offers only Class R1, Class R2, Class R3, Class R4, Class R5, and Class I shares to MFS Serviced Plans; provided that MFS Serviced Plans that held certain other classes of shares of a fund on June 30, 2005 (March 31, 2005 with respect to Class R shares), may purchase additional shares of the same class of the fund and may exchange their shares for shares of the same class of any other fund.

-    SALES CHARGES AND WAIVERS

     You may be subject to an initial sales charge when you purchase Class A or Class 529A shares, or a CDSC when you redeem Class A, Class B, Class C, Class 529B or Class 529C shares. These sales charges are paid to MFD.

     In the circumstances described below, you may qualify for a sales charge waiver for purchases or redemptions of Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C shares. In addition, other sales charge waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investment programs (e.g., certain wrap accounts or fund supermarket investments). Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI, which is available to you free of charge, and on the fund's Web site at mfs.com. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as retirement accounts and 529s plans, or certain accounts that you may have with your financial intermediary. Waivers may be eliminated, modified, and added at any time without providing advance notice.

     CLASS A AND CLASS 529A SHARES

     You may purchase Class A and Class 529A shares at the offering price (which includes the applicable initial sales charge). In some cases, you may purchase Class A and Class 529A shares without an initial sales charge; in these cases, for Class A shares only, you will generally be subject to a 1% CDSC upon redemption within 12 months of your purchase.

     The amount of the initial sales charge you pay when you buy Class A or Class 529A shares differs depending upon the amount you invest, as follows:

                                       INITIAL SALES CHARGE* AS PERCENTAGE OF:
                                       ---------------------------------------
                                       GROSS PURCHASE
                                      AMOUNT (OFFERING             NET AMOUNT
     AMOUNT OF PURCHASE                    PRICE*)                  INVESTED
     Less than $50,000                      5.75%                     6.10%

     $50,000 but less than
     $100,000                               4.75%                     4.99%

     $100,000 but less than
     $250,000                               3.75%                     3.90%

     $250,000 but less than
     $500,000                               2.75%                     2.83%

     $500,000 but less than
     $1,000,000                             2.00%                     2.04%

     $1,000,000 or more                     None**                    None**

----------
* Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.
** For Class A shares only, a 1% CDSC will generally apply to such purchases.

     You pay no initial sales charge when you invest $1 million or more in Class A and Class 529A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed within a reasonable period of time a specified threshold determined by MFD). However, for Class A shares, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

     CLASS B AND CLASS 529B SHARES

     You may purchase Class B and Class 529B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4% during the first year to 0% after six years).

     The CDSC is imposed according to the following schedule:

               YEAR OF REDEMPTION     CONTINGENT DEFERRED
                 AFTER PURCHASE          SALES CHARGE
                  First                       4%
                  Second                      4%
                  Third                       3%
                  Fourth                      3%
                  Fifth                       2%
                  Sixth                       1%
                  Seventh                     0%

     If you hold Class B or Class 529B shares for approximately eight years, they will convert to Class A or Class 529A shares of the fund, respectively. All Class B or Class 529B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class B or Class 529B shares in your account convert to Class A or Class 529A shares, a proportionate number of the Class B or Class 529B shares in the sub-account will also convert to Class A or Class 529A shares, respectively.

     CLASS C AND CLASS 529C SHARES

     You may purchase Class C or Class 529C shares at net asset value without an initial sales charge. However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

     CLASS I SHARES

     Eligible investors may purchase Class I shares at net asset value without an initial sales charge or a CDSC upon redemption.

     CLASS R, CLASS R1, CLASS R2, CLASS R3, CLASS R4, AND CLASS R5 SHARES

     Eligible retirement plans may purchase Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares at net asset value without an initial sales charge or a CDSC upon redemption.

     SALES CHARGE WAIVERS OR REDUCTIONS

     Below is a summary of certain investor programs whereby the applicable sales charge may be waived or reduced. You or your financial intermediary must inform MFSC upon purchasing fund shares of your intention to invest in a fund under one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

                                                             INVESTMENTS ELIGIBLE FOR:
                                                             -------------------------
                                          WAIVED INITIAL SALES     REDUCED INITIAL SALES
      PROGRAM                                     CHARGE                   CHARGE            WAIVED CDSC
      --------------------------------------------------------------------------------------------------
      Letter of Intent                                             X
      Right of Accumulation                                        X

      Automatic Exchange Plan             X*
      Exchange Privilege                  X*
      Systematic Withdrawal Plan                                                             X**
      Distribution Reinvestment           X
      Distribution Investment Program     X
      Other Sales Charge Waivers          X                                                  X

----------
     * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases.
     ** Not available for Class A shares.

     LETTER OF INTENT (LOI). You may pay a reduced or no initial sales charge on purchases of Class A or Class 529A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund (and the MFS Fixed Fund or other bank collective investment fund offered by MFS) within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

     For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.

     To establish a LOI, you may complete the Letter of Intent section of the Account Application or a separate Letter of Intent Application available from MFSC. In order to benefit from the LOI, you or your financial intermediary must inform MFSC that the LOI is in effect each time shares of a fund are purchased.

     RIGHT OF ACCUMULATION (ROA). Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A or Class 529A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts in any class of any MFS fund (and the MFS Fixed Fund or other bank collective investment fund offered by MFS), based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

     LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your current purchase of shares of an MFS fund with the value of existing accounts held with the MFS funds (or the MFS Fixed Fund or other bank collective investment fund offered by MFS) by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

     Eligible accounts that you may link under a LOI and ROA may include:

       -  Individual accounts;

       -  Joint accounts;

       - Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

       -  MFS 529 College Savings Plan accounts;

       -  Certain single-participant retirement plan accounts;

       -  Certain Individual Retirement Accounts;

       -  Uniform Gifts/Transfers to Minor Acts accounts; and

       - Accounts held in the name of your financial intermediary on your behalf, except accounts investing in Class W shares of certain MFS funds.

     In order to link such accounts under a LOI or ROA, the broker-dealer of record at the time of your current purchase must be the broker-dealer of record for any additional accounts to be linked. MFS fund shares held as follows cannot be combined with your current purchase for purposes of a LOI or ROA:

     - Shares held indirectly through financial intermediaries other than the broker-dealer of record for your current purchase (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment adviser); or

     - Shares held directly in a MFS fund account on which the broker-dealer of record is different than the broker-dealer of record for your current purchase.

     It is your responsibility to inform the broker-dealer of record for your current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. If you have not designated a broker-dealer of record, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker-dealer of record) with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of a LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing your purchase order.

          SPECIAL NOTE FOR LOI OR ROA ELIGIBLE ACCOUNTS LINKED PRIOR TO MAY 1, 2006. Any LOI or ROA eligible accounts linked prior to May 1, 2006, will remain linked to the extent the broker-dealer of record information for such accounts is not modified. In the event you change the broker-dealer of record for any such account, your accounts will no longer be eligible to be linked under a LOI or ROA. In addition, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

     AUTOMATIC EXCHANGE PLAN (not available for R share classes). If you have an account balance of at least $2,000 in a MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in a MFS fund for shares of the same class of other MFS funds. You may make exchanges of at least $50 to up to six different MFS funds under this plan. Exchanges will generally be made at net asset value without any sales charges and are excluded from the funds' exchange limitation policy. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange Class A or Class 529A shares out of the MFS Cash Reserve Fund into Class A or Class 529A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.

     SYSTEMATIC WITHDRAWAL PLAN. If you have an account balance of at least $5,000 in a MFS fund, you may elect to receive (or designate someone else to receive) regular periodic payments (generally at least $100 at time of set up) through an automatic redemption of Class A, Class B, or Class C shares. For Class B or Class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan) and you will not incur a CDSC when Class B or Class C shares are redeemed under this plan. For Class A shares, there is no similar percentage limitation, but you may incur a CDSC when Class A shares are redeemed under this plan.

     DISTRIBUTION REINVESTMENT. You may automatically reinvest dividend and capital gain distributions in the same fund without paying an initial sales charge.

     DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a CDSC or an initial sales charge.

     CALCULATION OF CDSC

     As discussed above, certain investments in Class A, Class B, Class C, Class 529B and Class 529C shares are subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, the 1% CDSC on Class C shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.

     Shares acquired through appreciation and reinvestment of distributions are not subject to a CDSC. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the CDSC, if you sell only some of your shares, shares not subject to a CDSC are sold first, followed by shares held the longest.

-    DISTRIBUTION AND SERVICE FEES

     The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"). Under the Distribution Plan, the fund pays distribution and service fees to MFD to support the sale and distribution of class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares, as well as shareholder servicing and account maintenance activities. The fund has not adopted a Rule 12b-1 plan with respect to its Class I or Class R5 shares. These distribution and service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

                                                               MAXIMUM TOTAL
                     MAXIMUM DISTRIBUTION  MAXIMUM SERVICE   DISTRIBUTION AND
          CLASS              FEE                FEE            SERVICE FEE
          -----              ---                ---            -----------
        Class A              0.10%             0.25%              0.35%
        Class B              0.75%             0.25%              1.00%
        Class C              0.75%             0.25%              1.00%

        Class 529A           0.25%             0.25%              0.50%
        Class 529B           0.75%             0.25%              1.00%
        Class 529C           0.75%             0.25%              1.00%

        Class R              0.25%             0.25%              0.50%
        Class R1             0.50%             0.25%              0.75%
        Class R2             0.25%             0.25%              0.50%
        Class R3             0.25%             0.25%              0.50%
        Class R4              N/A              0.25%              0.25%

     These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

     A portion of the Class 529A distribution fee equal to 0.10% is currently in effect; the remaining portion is not in effect but may be implemented on such date as the Board of Trustees may determine.

-    FINANCIAL INTERMEDIARY COMPENSATION

     The term "financial intermediary" includes any broker-dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institutions having a selling, administration, or any similar agreement with MFD, MFS, or one of its affiliates.

     Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders and Distribution Plan distribution and service payments received by MFD from the fund, (ii) in the form of 529 administrative services payments, retirement plan administrative and service payments, and shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") based on the receipt of such payments by MFD from the fund, and (iii) in the form of retail marketing support, program support, processing support, and/or other payments paid by MFD from MFD's own additional resources.

     The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

     Financial intermediaries may receive up front commissions of up to the following percentage amounts for sales of the following share classes:

     SHARE CLASS               UP FRONT COMMISSION AS A PERCENTAGE OF OFFERING PRICE
     -----------               -----------------------------------------------------
     Class A or Class 529A                          5.75%
     Class B or Class 529B                          3.75%
     Class C or Class 529C                          1.00%

     Financial intermediaries may also receive all or a portion of the following payments: Distribution Plan distribution and service fees as described in "Description of Share Classes - Distribution and Service Fees"; 529 administrative services fees as described in "Management of the Fund - Program Manager"; retirement plan administrative and service fees as described in "Management of the Fund - Administrator"; and shareholder servicing payments as described in "Management of the Fund - Shareholder Servicing Agent."

     In addition, financial intermediaries may receive payments from MFD from MFD's own additional resources as incentives to market the MFS funds, to cooperate with MFD's promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the expense table section of the fund's prospectus.

     These additional payments by MFD may take the form of payments to financial intermediaries that provide retail marketing support to MFD with respect to fund shares sold or held through the financial intermediary's retail distribution network. In the case of any one financial intermediary, retail marketing support payments generally will not exceed the sum of 0.10% of that financial intermediary's total sales of MFS' mutual funds and 0.05% of the average net assets of the MFS funds attributable to that financial intermediary, at the end of each calendar year. In addition, financial intermediaries may offer MFS fund shares through specialized programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments for retail marketing support and/or administrative services provided by a financial intermediary with respect to these or other programs. Payments for these program support arrangements may vary, but generally will not exceed 0.25% of the average net assets in such programs attributed to that financial intermediary, at the end of each calendar year. Financial intermediaries may receive both retail marketing support payments and program support payments from MFD. The above-referenced limitations on retail marketing and program support payments are subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. MFD may also make processing support payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

     You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker-dealer in connection with a MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries' sales of shares of a MFS fund as a factor when choosing broker-dealers to effect portfolio transactions for the MFS funds.

     VI.  HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

     You may purchase, redeem, and exchange shares of the fund in the manner described below. If you buy or sell shares of a fund through a retirement account, 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies and fees may differ from those discussed in this prospectus.

-    HOW TO PURCHASE SHARES

     Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form vary among account types and transactions. The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

     The fund is required by law to obtain from you certain personal information that will be used to verify your identify. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

     CLASS A, CLASS B, AND CLASS C SHARES

     With respect to Class A, Class B, and Class C shares, you can establish an account by having your financial intermediary process your purchase. The minimum initial investment is generally $1,000, except for IRAs, for which the minimum initial investment is generally $250 ($200 for rollovers from certain MFS Serviced Plans). In addition, the minimum initial investment is $50 for automatic investment or exchange plans. Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

     The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances, including, but not limited to, purchases by certain types of group retirement plans sponsored or serviced by MFS or an affiliate.

     You may have your financial intermediary process your subsequent purchases or you may contact MFS directly. Generally, the subsequent investment minimum is $50.

     MFSC waives or lowers initial and subsequent investment minimums for certain types of investors and investments.

     ADDITIONAL PURCHASES DIRECTLY THROUGH MFSC

               - BY MAIL. You may purchase additional shares by mailing a check with the returnable portion of your statement to MFSC.

               - BY TELEPHONE. You may purchase additional shares by transferring money by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.

               - ELECTRONICALLY. You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

               - BY WIRE. To purchase additional shares by wire, call MFSC for instructions.

               - AUTOMATIC INVESTMENT PLAN. You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

     ADDITIONAL PURCHASES THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

     CLASS I SHARES

     With respect to Class I shares, you can establish an account through your MFD representative or by contacting MFSC directly. Generally, there are no initial or subsequent investment minimums except as may be required to be an eligible purchaser of Class I shares.

     R SHARE CLASSES

     With respect to the R share classes, you can establish an account through your financial intermediary or by contacting MFSC directly. Generally, there are no initial or subsequent investment minimums except as may be required to be an eligible purchaser of such class of shares.

     Class R shares are available for purchase only by retirement plans that held Class R shares of the fund on March 31, 2005.

     529 SHARE CLASSES

     With respect to the 529 share classes, you can establish an account by having your financial intermediary process your purchase. Generally, the minimum initial investment is $250.

     You may have your financial intermediary process your subsequent purchases or you may contact MFSC directly. Generally, the subsequent investment minimum is $50.

     MFSC waives or lowers initial and subsequent investment minimums for certain types of investors and investments.

     Purchases of Class 529B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class 529C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class 529B share purchases or $999,999 for Class 529C share purchases, you will not be able to purchase Class 529B or Class 529C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

     In addition, the Code and tuition programs impose a maximum total contribution limitation for designated beneficiaries on behalf of whom assets under tuition programs are held, which may result in a limitation on your ability to purchase the fund's 529 share classes. Please see the program description for details concerning the maximum contribution limitation and its application. An account owner of a newly-established account under a tuition program in which the designated beneficiary is age 12 or older will not be permitted to purchase Class 529B shares, unless the newly established account results from a transfer of registration from another MFS fund account. Please see the program description for details and additional restrictions.

     ADDITIONAL PURCHASES DIRECTLY THROUGH MFSC

               - BY MAIL. You may purchase additional shares by mailing a check with the returnable portion of your statement to MFSC.

               - BY TELEPHONE. You may purchase additional shares by transferring money by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.

               - ELECTRONICALLY. You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

               - BY WIRE. To purchase additional shares by wire, call MFSC for instructions.

               - AUTOMATIC PURCHASE PLAN. You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

     ADDITIONAL PURCHASES THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

-    HOW TO REDEEM SHARES

     Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form, minus any applicable CDSC . MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form vary among types of accounts and transactions. In certain circumstances, you may need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries, paid as registered, and mailed to the address of record.

     The fund normally sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days. Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven days after a purchase.

     You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

     REDEEMING DIRECTLY THROUGH MFSC

     - BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed.

     - BY TELEPHONE. If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds wired to your bank account.

     - ELECTRONICALLy. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

     - SYSTEMATIC WITHDRAWAL PLAN. For Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, or Class R5 shares, you may elect to automatically receive (or designate someone else to receive) regular periodic payments through an automatic redemption of such classes. Please contact MFSC for details.

     REDEEMING THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

     SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker-dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions regarding your particular situation.

     SHARE CERTIFICATES. If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.

     REDEMPTIONS IN KIND. If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund has the right to pay the redemption amount above such threshold by a distribution in-kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities may increase or decrease in value before you sell them.

     INVOLUNTARY REDEMPTIONS. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your shares without your permission when your account contains less than $500 due to your redemptions or exchanges. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500. Any applicable CDSC will be assessed.

     In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Any applicable CDSC will be assessed upon redemption of your shares.

-    HOW TO EXCHANGE SHARES

     An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

     EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly. Your shares will be bought at the net asset value next calculated after your exchange order is received in proper form.

     You can exchange your Class A shares and your Class I shares for shares of the MFS Money Market Fund or the MFS Government Money Market Fund.

     Eligible qualified retirement plans other than MFS Serviced Plans can exchange their Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares for shares of the MFS Money Market Fund. In addition, MFS Serviced Plans holding Class R or Class R3 shares on March 31, 2005, can exchange their Class R or Class R3 shares for shares of the MFS Money Market Fund.

     Certain qualified retirement plans may make certain exchanges between the MFS funds and the MFS Fixed Fund. With respect to Class C shares subject to a CDSC, you will only be eligible to make the exchange to the MFS Fixed Fund if the CDSC would have been waived had the Class C shares been redeemed. Contact MFSC for information concerning transactions involving the MFS Fixed Fund.

     Your ability to exchange your Class 529A, Class 529B, or Class 529C shares of the fund for corresponding Class 529A, Class 529B, and Class 529C shares of other MFS funds may be limited under Section 529 of the Code and the tuition program through which your investment in the MFS funds is made. Please see the program description for details.

     The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

     Except with respect to the R share classes, the minimum exchange amount is generally $1,000 (generally $50 for exchanges made under the automatic exchange plan) or all the shares in an account. MFSC waives or lowers the minimum exchange amount for certain types of investors and investments. There is no minimum exchange amount for the R share classes.

     Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

     Other funds may have different exchange restrictions and may impose redemption fees of up to 1% of the amount exchanged. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies, and risks before making any exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and MFS funds' policies concerning excessive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

-    OTHER CONSIDERATIONS

     FREQUENT TRADING

     RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. The Board of Trustees of the MFS funds have adopted the policies described below, which they believe are reasonably designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. The fund may alter its policies at any time without notice to shareholders.

     PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, the MFS funds or their agents may in their discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. This policy also applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

     SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS. The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

     - out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject, or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

     - initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/ acquisitions/liquidations).

     In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent frequent trading activity or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.

     Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

     LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL FREQUENT TRADING PRACTICES. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds and their agents to prevent frequent trading, there is no assurance that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

     In addition, the MFS funds receive purchase, exchange, and redemption orders through financial intermediaries and the MFS funds and their agents cannot always identify or reasonably detect frequent trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisers, and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund. The MFS funds' ability to impose these limitations on shares held through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds and their agents may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

     FREQUENT TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund's performance.

     In addition, to the extent that a fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. A fund's use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund's fair valuation policies and procedures will prevent dilution of the fund's net asset value by short-term traders.

     To the extent that a fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund's investments. Such short-term trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

     UNAUTHORIZED TRANSACTIONS

     MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person. It is important that you contact MFSC immediately about any transactions you believe to be unauthorized.

     ABILITY TO CONTACT MFSC

     Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

     RESERVATION OF OTHER RIGHTS

     In addition to the rights expressly stated elsewhere in this prospectus, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; and 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred.

     ANTI-MONEY LAUNDERING RESTRICTIONS

     Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

     CONFIRMATIONS IN QUARTERLY STATEMENTS

     Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

     VII.  OTHER INFORMATION

-    VALUATION

     The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier as permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the Exchange is closed (such as week-ends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the underlying fund's assets are traded in other markets on days when the fund does not price its shares, the value of the underlying fund's assets may change when you will not be able to purchase or redeem shares.

     To determine net asset value, underlying funds are generally valued at their net asset value per share. Underlying funds' investments for which reliable market quotations are readily available are valued at market value, except that underlying funds' investments in certain short term debt instruments and a money market fund's investments are valued at amortized cost.

     The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the underlying fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

     Under the underlying fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

     In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the underlying fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the underlying fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the underlying fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the underlying fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

-    DISTRIBUTIONS

     The fund intends to declare and pay a dividend to shareholders at least annually.

     Any capital gains are distributed at least annually.

-    DISTRIBUTION OPTIONS

     The following distribution options are generally available:

     - Dividend and capital gain distributions reinvested in additional shares (THIS OPTION WILL BE ASSIGNED IF NO OTHER OPTION IS SPECIFIED);

     - Dividend distributions in cash; capital gain distributions reinvested in additional shares;

     -    Dividend and capital gain distributions in cash; or

     - Dividend and capital gain distributions reinvested into the same class of shares of another MFS Fund.

     Dividends and capital gain distributions for Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B, and Class 529C will automatically be reinvested in additional shares of the fund.

     The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

-    TAX CONSIDERATIONS

     The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.

     The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

     Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, if some or all of the fund's income derives from "qualified dividend income" and if you are an individual who meets holding period and other requirements with respect to the fund's shares, those distributions that are properly designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gains.

     Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

     Under current law, a fund of funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. A fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

     Investing in underlying funds could affect the amount, timing, and character of distributions from the fund, and, therefore, may increase the amount of taxes payable by shareholders.

     The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. In addition to the tax considerations discussed above, please note the following tax considerations that apply specifically to the ownership of the fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.

     The fund is an investment option under one or more tuition programs designed to qualify under Section 529 so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for taxable years beginning before January 1, 2011. State and local income taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

     Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax (unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied). The 10% penalty tax will not apply to distributions made under certain circumstances, including certain distributions made after the designated beneficiary dies, becomes disabled, or receives a scholarship or other tax-free payment for educational expenses that does not exceed the amount of the distrubtion. Distributions attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

     You are urged to consult your own tax adviser for information about the federal, state, and local tax consequences of your investment in the fund's 529 share classes.

-    PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

     The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

     VIII.  FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand a fund's financial performance for the past five years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFS Service Center, Inc. (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent registered public accounting firm is Deloitte & Touche LLP.

CLASS A

                                                                     YEARS ENDED MAY 31,
                                                                        2006             2005(c)
Net asset value, beginning of period                           $       11.18       $       10.00
                                                               -------------       -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income (d)                                    $        0.04       $        0.04
  Net realized and unrealized gain (loss) on
    investments                                                         3.44                1.22
                                                               -------------       -------------
      Total from investment operations                         $        3.48       $        1.26
                                                               -------------       -------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income                                   $       (0.32)      $       (0.08)
  From net realized gain on investments                                (0.06)                  -
                                                               -------------       -------------
      Total distributions declared to shareholders             $       (0.38)      $       (0.08)
                                                               -------------       -------------
Net asset value, end of period                                 $       14.28       $       11.18
                                                               =============       =============
Total return (%) (r)(t)                                                31.48               12.61(n)
                                                               -------------       -------------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)(h)                               0.52                0.71(a)
Expenses after expense reductions (f)(h) (z)                            0.35                0.35(a)
Net investment income                                                   0.34                0.51(a)
Portfolio turnover                                                         1                   -
Net assets at end of period (000 omitted)                      $     588,469       $     170,485

CLASS B

                                                                     YEARS ENDED MAY 31,
                                                                        2006             2005(c)
Net asset value, beginning of period                           $       11.14       $       10.00
                                                               -------------       -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment loss (d)                                      $       (0.04)      $       (0.01)
  Net realized and unrealized gain (loss) on
    investments                                                         3.42                1.23
                                                               -------------       -------------
      Total from investment operations                         $        3.38       $        1.22
                                                               -------------       -------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                   $       (0.28)      $       (0.08)
  From net realized gain on investments                                (0.06)                  -
                                                               -------------       -------------
      Total distributions declared to shareholders             $       (0.33)      $       (0.08)
                                                               -------------       -------------
Net asset value, end of period                                 $       14.18       $       11.14
                                                               =============       =============
Total return (%) (r)(t)                                                30.58               12.14(n)
                                                               -------------       -------------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)(h)                               1.17                1.36(a)
Expenses after expense reductions (f)(h) (z)                            1.00                1.00(a)
Net investment loss                                                    (0.30)              (0.16)(a)
Portfolio turnover                                                         1                   -
Net assets at end of period (000 omitted)                      $     149,728       $      46,305

CLASS C

                                                                     YEARS ENDED MAY 31,
                                                                        2006             2005(c)
Net asset value, beginning of period                           $       11.13       $       10.00
                                                               -------------       -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment loss (d)                                      $       (0.04)      $       (0.02)
  Net realized and unrealized gain (loss) on
    investments                                                         3.42                1.22
                                                               -------------       -------------
      Total from investment operations                         $        3.38       $        1.20
                                                               -------------       -------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income                                   $       (0.28)      $       (0.07)
  From net realized gain on investments                                (0.06)                  -
                                                               -------------       -------------
      Total distributions declared to shareholders             $       (0.34)      $       (0.07)
                                                               -------------       -------------
Net asset value, end of period                                 $       14.17       $       11.13
                                                               =============       =============
Total return (%) (r)(t)                                                30.63               12.03(n)
                                                               -------------       -------------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)(h)                               1.17                1.36(a)
Expenses after expense reductions (f)(h) (z)                            1.00                1.00(a)
Net investment loss                                                    (0.31)              (0.21)(a)
Portfolio turnover                                                         1                   -
Net assets at end of period (000 omitted)                      $     374,652       $     103,225

CLASS I

                                                                     YEARS ENDED MAY 31,
                                                                        2006             2005(c)
Net asset value, beginning of period                           $       11.20       $       10.00
                                                               -------------       -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income (d)                                    $        0.07       $        0.06
  Net realized and unrealized gain (loss) on
    investments                                                         3.46                1.23
                                                               -------------       -------------
      Total from investment operations                         $        3.53       $        1.29
                                                               -------------       -------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income                                   $       (0.35)      $       (0.09)
  From net realized gain on investments                                (0.06)                  -
                                                               -------------       -------------
      Total distributions declared to shareholders             $       (0.41)      $       (0.09)
                                                               -------------       -------------
Net asset value, end of period                                 $       14.32       $       11.20
                                                               =============       =============
Total return (%) (r)                                                   31.88               12.85(n)
                                                               -------------       -------------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)(h)                               0.17                0.36(a)
Expenses after expense reductions (f)(h) (z)                            0.00                0.00(a)
Net investment income                                                   0.53                0.79(a)
Portfolio turnover                                                         1                   -
Net assets at end of period (000 omitted)                      $      33,556       $       3,442

CLASS 529A

                                                                     YEARS ENDED MAY 31,
                                                                        2006             2005(c)
Net asset value, beginning of period                           $       11.16       $       10.00
                                                               -------------       -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income (d)                                    $       (0.00)(w)   $        0.08
  Net realized and unrealized gain (loss) on
    investments                                                         3.44                1.15
                                                               -------------       -------------
      Total from investment operations                         $        3.44       $        1.23
                                                               -------------       -------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income                                   $       (0.29)      $       (0.07)
  From net realized gain on investments                                (0.06)                  -
                                                               -------------       -------------
      Total distributions declared to shareholders             $       (0.35)      $       (0.07)
                                                               -------------       -------------
Net asset value, end of period                                 $       14.25       $       11.16
                                                               =============       =============
Total return (%) (r)(t)                                                31.16               12.29(n)
                                                               -------------       -------------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)(h)                               0.77                0.97(a)
Expenses after expense reductions (f)(h) (z)                            0.60                0.61(a)
Net investment income (loss)                                           (0.01)               1.15(a)
Portfolio turnover                                                         1                   -
Net assets at end of period (000 omitted)                      $         550       $         144

CLASS 529B

                                                                     YEARS ENDED MAY 31,
                                                                        2006             2005(c)
Net asset value, beginning of period                           $       11.13       $       10.00
                                                               -------------       -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS

  Net investment income (loss) (d)                             $       (0.08)      $        0.04
  Net realized and unrealized gain (loss) on
    investments                                                         3.43                1.15
                                                               -------------       -------------
      Total from investment operations                         $        3.35       $        1.19
                                                               -------------       -------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income                                   $       (0.15)      $       (0.06)
  From net realized gain on investments                                (0.06)                  -
                                                               -------------       -------------
      Total distributions declared to shareholders             $       (0.21)      $       (0.06)
                                                               -------------       -------------
Net asset value, end of period                                 $       14.27       $       11.13
                                                               =============       =============
Total return (%) (r)(t)                                                30.28               11.84(n)
                                                               -------------       -------------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)(h)                               1.42                1.62(a)
Expenses after expense reductions (f)(h)(z)                             1.25                1.26(a)
Net investment income (loss)                                           (0.63)               0.58(a)
Portfolio turnover                                                         1                   -
Net assets at end of period (000 omitted)                      $         257       $         123

CLASS 529C

                                                                     YEARS ENDED MAY 31,
                                                                        2006             2005(c)
Net asset value, beginning of period                           $       11.14       $       10.00
                                                               -------------       -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income (loss) (d)                             $       (0.08)      $        0.02
  Net realized and unrealized gain (loss) on
    investments                                                         3.43                1.18
                                                               -------------       -------------
      Total from investment operations                         $        3.35       $        1.20
                                                               -------------       -------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income                                   $       (0.22)      $       (0.06)
  From net realized gain on investments                                (0.06)                  -
                                                               -------------       -------------
      Total distributions declared to shareholders             $       (0.28)      $       (0.06)
                                                               -------------       -------------
Net asset value, end of period                                 $       14.21       $       11.14
                                                               =============       =============
Total return (%) (r)(t)                                                30.30               11.95(n)
                                                               -------------       -------------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)(h)                               1.42                1.62(a)
Expenses after expense reductions (f)(h) (z)                            1.25                1.26(a)
Net investment income (loss)                                           (0.59)               0.31(a)
Portfolio turnover                                                         1                   -
Net assets at end of period (000 omitted)                      $         651       $         305

CLASS R

                                                                     YEARS ENDED MAY 31,
                                                                        2006             2005(c)
Net asset value, beginning of period                           $       11.17       $       10.00
                                                               -------------       -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income (d)                                    $        0.03       $        0.01
  Net realized and unrealized gain (loss) on
    investments                                                         3.42                1.24
                                                               -------------       -------------
      Total from investment operations                         $        3.45       $        1.25
                                                               -------------       -------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income                                   $       (0.31)      $       (0.08)
  From net realized gain on investments                                (0.06)                  -
                                                               -------------       -------------
      Total distributions declared to shareholders             $       (0.37)      $       (0.08)
                                                               -------------       -------------
Net asset value, end of period                                 $       14.25       $       11.17
                                                               =============       =============
Total return (%) (r)                                                   31.25               12.46(n)
                                                               -------------       -------------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)(h)                               0.67                0.86(a)
Expenses after expense reductions (f)(h) (z)                            0.50                0.50(a)
Net investment income                                                   0.22                0.15(a)
Portfolio turnover                                                         1                   -
Net assets at end of period (000 omitted)                      $       7,067       $       2,558

CLASS R1

                                                                     YEARS ENDED MAY 31,
                                                                        2006             2005(i)
Net asset value, beginning of period                           $       11.14       $       11.41
                                                               -------------       -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment loss (d)                                      $       (0.06)      $       (0.02)
  Net realized and unrealized gain (loss) on
    investments                                                         3.42               (0.25)(g)
                                                               -------------       -------------
      Total from investment operations                         $        3.36       $       (0.27)
                                                               -------------       -------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income                                   $       (0.30)      $           -
  From net realized gain on investments                                (0.06)                  -
                                                               -------------       -------------
      Total distributions declared to shareholders             $       (0.36)      $           -
                                                               -------------       -------------
Net asset value, end of period                                 $       14.14       $       11.14
                                                               =============       =============
Total return (%) (r)                                                   30.42               (2.37)(n)
                                                               -------------       -------------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)(h)                               1.37                1.56(a)
Expenses after expense reductions (f)(h) (z)                            1.11                1.20(a)
Net investment loss                                                    (0.48)              (1.19)(a)
Portfolio turnover                                                         1                   -
Net assets at end of period (000 omitted)                      $         801       $          59

CLASS R2

                                                                     YEARS ENDED MAY 31,
                                                                        2006             2005(i)
Net asset value, beginning of period                           $       11.14       $       11.41
                                                               -------------       -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment loss(d)                                       $       (0.03)      $       (0.02)
  Net realized and unrealized gain (loss) on
    investments                                                         3.45               (0.25)(g)
                                                               -------------       -------------
      Total from investment operations                         $        3.42       $       (0.27)
                                                               -------------       -------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income                                   $       (0.30)      $           -
  From net realized gain on investments                                (0.06)                  -
                                                               -------------       -------------

      Total distributions declared to shareholders             $       (0.36)    $             -
                                                               -------------       -------------
Net asset value, end of period                                 $       14.20       $       11.14
                                                               =============       =============
Total return (%)(r)                                                    31.00               (2.37)(n)
                                                               -------------       -------------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)(h)                               1.07                1.26(a)
Expenses after expense reductions (f)(h) (z)                            0.77                0.90(a)
Net investment loss                                                    (0.24)              (0.89)(a)
Portfolio turnover                                                         1                   -
Net assets at end of period (000 omitted)                      $         799       $          49

CLASS R3

                                                                     YEARS ENDED MAY 31,
                                                                        2006             2005(c)
Net asset value, beginning of period                           $       11.16       $       10.00
                                                               --------------     --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Net investment income (d)                                     $        0.00(w)    $        0.08
  Net realized and unrealized gain (loss) on
    investments                                                         3.43                1.15
                                                               -------------       -------------
      Total from investment operations                         $        3.43       $        1.23
                                                               -------------       -------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income                                   $       (0.32)      $       (0.07)
  From net realized gain on investments                                (0.06)                  -
                                                               -------------       -------------
      Total distributions declared to shareholders             $       (0.38)      $       (0.07)
                                                               -------------       -------------
Net asset value, end of period                                 $       14.21       $       11.16
                                                               =============       =============
Total return (%) (r)                                                   31.07               12.25(n)
                                                               -------------       -------------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)(h)                               0.92                1.12(a)
Expenses after expense reductions (f)(h) (z)                            0.66                0.76(a)
Net investment income                                                   0.02                1.05(a)
Portfolio turnover                                                         1                   -
Net assets at end of period (000 omitted)                      $       2,938       $         120

CLASS R4

                                                                     YEARS ENDED MAY 31,
                                                                        2006             2005(i)
Net asset value, beginning of period                           $       11.18       $       11.44
                                                               -------------       -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income (loss) (d)                             $        0.04       $       (0.01)
  Net realized and unrealized gain (loss) on
    investments                                                         3.43               (0.25)(g)
                                                               -------------       -------------
      Total from investment operations                         $        3.47       $       (0.26)
                                                               -------------       -------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income                                   $       (0.34)    $             -
  From net realized gain on investments                                (0.06)                  -
                                                               -------------       -------------
      Total distributions declared to shareholders             $       (0.40)    $             -
                                                               -------------       -------------
Net asset value, end of period                                 $       14.25       $       11.18
                                                               =============       =============
Total return (%)(r)                                                    31.37               (2.27)(n)
                                                               -------------       -------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)(h)                               0.57                0.76(a)
Expenses after expense reductions (f)(h)(z)                             0.40                0.40(a)
Net investment income (loss)                                            0.31               (0.39)(a)
Portfolio turnover                                                         1                   -
Net assets at end of period (000 omitted)                      $       9,492       $          49

CLASS R5

                                                                     YEARS ENDED MAY 31,
                                                                        2006             2005(i)
Net asset value, beginning of period                           $       11.19       $       11.44
                                                               -------------       -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income (loss) (d)                             $        0.08       $       (0.00)(w)
  Net realized and unrealized gain (loss) on
    investments                                                         3.43               (0.25)(g)
                                                               -------------       -------------
      Total from investment operations                         $        3.51       $       (0.25)
                                                               -------------       -------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income                                   $       (0.34)      $           -
  From net realized gain on investments                                (0.06)                  -
                                                               -------------       -------------
      Total distributions declared to shareholders             $       (0.40)      $           -
                                                               -------------       -------------
Net asset value, end of period                                 $       14.30       $       11.19
                                                               =============       =============
Total return (%) (r)                                                   31.73               (2.19)(n)
                                                               -------------       -------------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)(h)                               0.27                0.46(a)
Expenses after expense reductions (f)(h) (z)                            0.10                0.10(a)
Net investment income (loss)                                            0.63               (0.09)(a)
Portfolio turnover                                                         1                   -
Net assets at end of period (000 omitted)                      $          64       $          49

----------
Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.
     (a)  Annualized.
     (c) For the period from the commencement of the fund's investment operations, September 30, 2004 through May 31, 2005.
     (d)  Per share data are based on average shares outstanding.
     (f)  Ratios do not reflect reductions from fees paid indirectly.
     (g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
     (h) In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred directly by the fund will vary.
     (i) For the period from the class' inception April 1, 2005 (Classes R1, R2, R4 and R5) through the stated period end.
     (n)  Not annualized.
     (r) Certain expenses have been reduced without which performance would have been lower.

     (t)  Total returns do not include any applicable sales charges.
     (w)  Per share amount was less than $0.01.
     (z)  0.10% of the expense reduction is voluntary.

                                                                      APPENDIX A

     DESCRIPTION OF UNDERLYING FUNDS

     Further information about each underlying fund, including a copy of an underlying fund's most recent Prospectus, SAI, and Annual and Semi-Annual Reports, may be obtained on-line at mfs.com, or by contacting MFSC.

     MFS RESEARCH INTERNATIONAL FUND

     INVESTMENT OBJECTIVE

     The fund's investment objective is capital appreciation. The fund's objective may be changed without shareholder approval.

     PRINCIPAL INVESTMENT STRATEGIES

     The fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies. The fund focuses on foreign companies (including emerging market issuers) that the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The fund does not generally emphasize any particular country and, under normal market conditions, will be invested in at least five countries. Equity securities may be listed on a securities exchange or traded in the over-the counter markets. The fund's assets are allocated among various sectors. A team of MFS investment research analysts selects portfolio securities for the fund.

     MFS INTERNATIONAL NEW DISCOVERY FUND

     INVESTMENT OBJECTIVE

     The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

     PRINCIPAL INVESTMENT STRATEGIES

     The fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of foreign (including emerging market) issuers. The fund may invest in companies of any size, and will generally focus on equity securities issued by foreign companies with small and mid market capitalizations that the fund's investment adviser, Massachusetts Financial Services Company (MFS or the adviser), believes are early in their life cycle but have the potential to become major enterprises. The fund's investments may also include securities issued in initial public offerings and securities traded in the over-the-counter markets.

     Under normal market conditions, the fund invests in at least three different countries.

     The fund focuses on companies that MFS believes have above average growth potential and are reasonably valued relative to their growth prospects. MFS looks particularly for companies which demonstrate:

     -  above average earnings growth over a sustained period of time;
     -  a strong franchise, strong cash flows and a recurring revenue stream;
     -  a solid industry position, where there is:
            -   potential for high profit margins; and
            -   substantial barriers to new entry in the industry;
     -  a strong management team with a clearly defined strategy; and
     -  a catalyst that may accelerate growth.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash-flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

     The fund may establish "short" positions, including, but not limited to, short positions in specific securities or stock indices. In a typical short sale, the fund borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The fund must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

     MFS INTERNATIONAL VALUE FUND

     INVESTMENT OBJECTIVE

     The fund's investment objective is capital appreciation. The fund's objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT STRATEGIES

     MFS normally invests the fund's assets primarily in foreign equity securities, including emerging market equity securities.

     MFS may also invest the fund's assets in derivatives.

     MFS focuses on investing the fund's assets in the stock of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

     MFS may invest the fund's assets in companies of any size.

     MFS uses a bottom-up investment approach in buying and selling investments for the underlying fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include earnings, price, cash flows, growth potential, and management ability. Quantitative analysis of these and other factors may also be considered.

     MFS INTERNATIONAL GROWTH FUND

     INVESTMENT OBJECTIVE

     The fund's investment objective is capital appreciation. The fund's objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT STRATEGIES

     MFS normally invests the fund's assets primarily in foreign equity securities, including emerging market equity securities.

     MFS may also invest the fund's assets in derivatives.

     MFS focuses on investing the fund's assets in the stock of companies it believes to have above average earnings growth potential compared other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

     MFS may invest the fund's assets in companies of any size.

     MFS uses a bottom-up investment approach in buying and selling investments for the underlying fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include earnings, price, cash flows, growth potential, and management ability. Quantitative analysis of these and other factors may also be considered.

     MFS EMERGING MARKETS EQUITIES FUND

     INVESTMENT OBJECTIVE

     The fund's investment objective is capital appreciation. The fund's objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT STRATEGIES

     MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund's assets in equity instruments of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low to middle economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability, and the development of its financial and capital markets. Such countries are located in Latin America, Asia, Africa, the Middle East, and the developing countries of Europe, primarily Eastern Europe.

     MFS may also invest the fund's assets in derivatives.

     MFS may invest the fund's assets in companies of any size.

     MFS may invest a relatively high percentage of the fund's assets in a single issuer or a small number of issuers.

     MFS uses a bottom-up investment approach in buying and selling investments for the underlying fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include earnings, price, cash flows, growth potential, and management ability. Quantitative analysis of these and other factors may also be considered.

     MFS INTERNATIONAL DIVERSIFICATION FUND

     SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

     IF YOU WANT MORE INFORMATION ABOUT MFS INTERNATIONAL DIVERSIFICATION FUND , THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated 10/01/06, provides more detailed information about the fund and is incorporated into this prospectus by reference.

     YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY
     CONTACTING:

         MFS Service Center, Inc.
         500 Boylston Street
         Boston, MA 02116-3741
         Telephone: 1-800-225-2606
         Internet: mfs.com

     Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

         Public Reference Room
         Securities and Exchange Commission
         100 F Street, N.E., Room 1580
         Washington, D.C., 20549

     Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-5850. Reports and other information about the fund are available on the Edgar Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

           The fund's Investment Company Act file number is 811-4492.

[MFS(SM) INVESTMENT MANAGEMENT(R) LOGO]

MFS INTERNATIONAL DIVERSIFICATION FUND

A SERIES OF MFS SERIES TRUST X

500 BOYLSTON STREET, BOSTON, MA 02116

STATEMENT OF ADDITIONAL INFORMATION

OCTOBER 1, 2006

This Statement of Additional Information ("SAI") contains additional information about the Fund and should be read in conjunction with the Fund's Prospectus dated October 1, 2006. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting the Fund's transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the "MFS Funds"). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I

Part I of this SAI contains information that is particular to the Fund.

     [TABLE OF CONTENTS

     DEFINITIONS

     MANAGEMENT OF THE FUND

     SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

     PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     SHARE OWNERSHIP

     INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

     TAX CONSIDERATIONS

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

     CUSTODIAN

     APPENDIX A - Trustee Compensation and Committees

     APPENDIX B - Portfolio Manager(s)

     APPENDIX C - Certain Service Provider Compensation

     APPENDIX D - Sales Charges and Distribution Plan Payments

     APPENDIX E - Portfolio Transactions and Brokerage Commissions

     APPENDIX E - Share Ownership               ]

     I.  DEFINITIONS

     "Fund" - MFS International Diversification Fund; a series of the Trust.

     "Trust" - MFS Series Trust X, a Massachusetts business trust organized in 1985. The Trust has changed its name several times during the past several years. The Trust was previously known as MFS Government Securities High Yield Trust Prior to October 16, 1989, MFS Government Income Plus Trust prior to August 3, 1992, MFS Government Income Plus Fund prior to March 1, 1993 and MFS Government Mortgage Fund prior to June 2, 1995.

     "MFS" - Massachusetts Financial Services Company, a Delaware corporation.

     "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

     "MFSC" - MFS Service Center, Inc., a Delaware corporation.

     "Prospectus" - The Prospectus of the fund, dated October 1, 2006, as amended or supplemented from time to time.

     II.  MANAGEMENT OF THE FUND

-    THE FUND

     The Fund is a diversified series of the Trust. The Trust is an open-end management investment company.

-    TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

     The identification and background of the Trustees and officers of the Trust are set forth in APPENDIX A to Part II of this SAI.

-    TRUSTEE COMPENSATION AND COMMITTEES

     Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in APPENDIX A to this Part I.

-    PORTFOLIO MANAGER(S)

     Information regarding the Fund's portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in APPENDIX B to this Part I.

-    CERTAIN SERVICE PROVIDER COMPENSATION

     Compensation paid by the Fund to certain of its service providers -- to MFS, for investment advisory, administrative services, and retirement plan administration services; to MFSC, for transfer agency services; and to MFD for program management services -- for certain specified periods, is set forth in APPENDIX C to this Part I.

     III.   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

-    SALES CHARGES

     Sales charges paid for certain specified periods in connection with the purchase and sale of the Fund's shares are set forth in APPENDIX D to this
     Part I.

-    DISTRIBUTION PLAN PAYMENTS

Payments made by the Fund under the Fund's plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"), for the Fund's most recent fiscal year, are set forth in APPENDIX D to this Part I.

     IV.    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Brokerage commissions paid by the Fund for certain specified periods, information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund's most recent fiscal year, are set forth in APPENDIX E to this
     Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading "Portfolio Transactions and Brokerage Commissions."

     V.     SHARE OWNERSHIP

     Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee's share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen, by investors who are deemed to "control" the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in APPENDIX F to this Part I.

     VI.    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

-    INVESTMENT TECHNIQUES, PRACTICES AND RISKS

     Certain investment techniques, practices, and risks are described in Appendix C to Part II of this SAI.

-    INVESTMENT RESTRICTIONS

     The Fund has adopted certain investment restrictions which are described in APPENDIX F of Part II of this SAI.

     VII.   TAX CONSIDERATIONS

     For a discussion of tax considerations, see Part II of this SAI.

VIII.  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

     Deloitte & Touche LLP is the Fund's independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

     The Fund's Financial Statements and Financial Highlights for the fiscal year ended May 31, 2006, are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.

     IX.    CUSTODIAN

     State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, serves as the custodian of the assets of the Fund (the "Custodian"). The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and calculating the daily net asset value of each class of shares of the Fund. The Fund may invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

     The Fund has an expense offset arrangement that reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian.

                                                             PART I - APPENDIX A

     TRUSTEE COMPENSATION AND COMMITTEES

     The Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

     TRUSTEE COMPENSATION TABLE

                                                       RETIREMENT
                                                        BENEFITS
                                                     ACCRUED AS PART   TOTAL TRUSTEE FEES
                                    TRUSTEE FEES         OF FUND       FROM FUND AND
  TRUSTEE NAME                      FROM FUND(1)         EXPENSE       FUND COMPLEX(2)
-----------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning                            N/A                 N/A              N/A
Robert C. Pozen                              N/A                 N/A              N/A

NON-INTERESTED TRUSTEES
Robert E. Butler(3)                 $        609                 N/A              N/A
Lawrence H. Cohn, M.D               $        930                 N/A   $      192,518
David H. Gunning                    $        998                 N/A   $      204,768
William R. Gutow                    $        930                 N/A   $      192,518
Michael Hegarty                     $        926                 N/A   $      188,304
J. Atwood Ives                      $      1,183    $              0   $      275,518
Amy B. Lane(4)                      $        777                 N/A   $      215,518
Lawrence T. Perera                  $        977    $              0   $      203,304
J. Dale Sherratt                    $      1,057                 N/A   $      221,143
Laurie J. Thomsen                   $        930                 N/A   $      187,787
Robert W. Uek(3)                    $        626                 N/A              N/A

----------
(1) For the fiscal year ended May 31, 2006.
(2) Information provided is for calendar year 2005. Each Trustee receiving compensation served as Trustee of 98 funds within the MFS Fund complex (having aggregate net assets at December 31, 2005, of approximately $94 billion).
(3) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.
(4) Ms. Lane retired as a Trustee of the Fund on February 22, 2006.

     Retirement Benefit Deferral Plan-- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the

     Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

     COMMITTEES

     The Board has established the following Committees:

                           NUMBER OF
                          MEETINGS IN
        NAME OF           LAST FISCAL
       COMMITTEE             YEAR                       FUNCTIONS                         CURRENT MEMBERS(1)
       ---------             ----                       ---------                         ------------------
AUDIT COMMITTEE               11        Oversees the accounting and auditing        Butler*, Ives* (ex-officio),
                                        procedures of the Fund and, among other     Sherratt*, Thomsen* and Uek*
                                        things, considers the selection of the
                                        independent accountants for the Fund and
                                        the scope of the audit, and considers
                                        the effect on the independence of those
                                        accountants of any non-audit services
                                        such accountants provide to the Fund and
                                        any audit or non-audit services such
                                        accountants provide to other MFS Funds,
                                        MFS and/or certain affiliates. The
                                        Committee is also responsible for
                                        establishing procedures for the receipt,
                                        retention, and treatment of complaints
                                        received by the Fund regarding
                                        accounting, internal accounting
                                        controls, or auditing matters and the
                                        confidential, anonymous submission of
                                        concerns regarding questionable fund
                                        accounting matters by officers of the
                                        Fund and employees of the Fund's
                                        investment adviser, administrator,
                                        principal underwriter, or any other
                                        provider of accounting-related services
                                        to the Fund.

COMPLIANCE AND                 8        Oversees the development and                Butler*, Cohn*, Gunning*,
GOVERNANCE COMMITTEE                    implementation of the Fund's regulatory     Gutow*, Hegarty*, Ives*
                                        and fiduciary compliance policies,          (ex-officio member) and
                                        procedures,

                           NUMBER OF
                          MEETINGS IN
        NAME OF           LAST FISCAL
       COMMITTEE             YEAR                       FUNCTIONS                         CURRENT MEMBERS(1)
       ---------             ----                       ---------                         ------------------
                                        and practices under the 1940 Act, and       Sherratt*
                                        other applicable laws, as well as
                                        oversight of compliance policies of the
                                        Fund's investment adviser and certain
                                        other service providers as they relate to
                                        Fund activities. The Fund's Independent
                                        Chief Compliance Officer reports directly
                                        to the Committee and assists the
                                        Committee in carrying out its
                                        responsibilities. In addition, the
                                        Committee advises and makes
                                        recommendations to the Board on matters
                                        concerning Trustee practices and
                                        recommendations concerning the functions
                                        and duties of the committees of the
                                        Board.

CONTRACTS REVIEW               4        Requests, reviews, and considers the        All non-interested Trustees of the Board
COMMITTEE                               information deemed reasonably necessary     (Butler, Cohn, Gunning, Gutow, Hegarty,
                                        to evaluate the terms of the investment     Ives, Perera, Sherratt, Thomsen and Uek)
                                        advisory and principal underwriting
                                        agreements and the Plan of Distribution
                                        under Rule 12b-1 that the Fund proposes
                                        to renew or continue, and to make its
                                        recommendations to the full Board of
                                        Trustees on these matters.

NOMINATION AND                 3        Recommends qualified candidates to the      All non-interested Trustees of
COMPENSATION COMMITTEE                  Board in the event that a position is       the Board (Butler, Cohn,
                                        vacated or created. The Committee will      Gunning, Gutow, Hegarty, Ives,
                                        consider recommendations by shareholders    Perera, Sherratt, Thomsen and
                                        when a vacancy exists. Shareholders         Uek)
                                        wishing to

                           NUMBER OF
                          MEETINGS IN
        NAME OF           LAST FISCAL
       COMMITTEE             YEAR                       FUNCTIONS                         CURRENT MEMBERS(1)
       ---------             ----                       ---------                         ------------------
                                        recommend candidates for Trustee for
                                        consideration by the Committee may do so
                                        by writing to the Fund's Secretary at the
                                        principal executive office of the Fund.
                                        Such recommendations must be accompanied
                                        by biographical and occupational data on
                                        the candidate (including whether the
                                        candidate would be an "interested person"
                                        of the Fund), a written consent of the
                                        candidate to be named as a nominee and to
                                        serve as Trustee if elected, record and
                                        ownership information for the
                                        recommending shareholder with respect to
                                        the Fund, and a description of any
                                        arrangements or understandings regarding
                                        recommendation of the candidate for
                                        consideration. The Committee is also
                                        responsible for making recommendations to
                                        the Board regarding any necessary
                                        standards or qualifications for service
                                        on the Board. The Committee also reviews
                                        and makes recommendations to the Board
                                        regarding compensation for the
                                        non-interested Trustees.

PORTFOLIO TRADING AND          7        Oversees the policies, procedures, and      Cohn*, Gunning*, Gutow*,
MARKET REVIEW COMMITTEE                 practices of the Fund with respect to       Hegarty*, Ives* (ex-officio
                                        brokerage transactions involving            member) and Perera
                                        portfolio securities as those policies,
                                        procedures, and practices are carried out
                                        by MFS and its affiliates. The Committee
                                        also oversees the administration of the

                           NUMBER OF
                          MEETINGS IN
        NAME OF           LAST FISCAL
       COMMITTEE             YEAR                       FUNCTIONS                         CURRENT MEMBERS(1)
       ---------             ----                       ---------                         ------------------
                                        Fund's proxy voting policies and
                                        procedures by MFS. In addition, the
                                        Committee receives reports from MFS
                                        regarding the policies, procedures, and
                                        practices of MFS and its affiliates in
                                        connection with their marketing and
                                        distribution of shares of the Fund.

PRICING COMMITTEE              8        Oversees the determination of the value    Ives* (ex-officio member),
                                        of the portfolio securities and other      Perera*, Thomsen* and Uek*
                                        assets held by the Fund and determines or
                                        causes to be determined the fair value of
                                        securities and assets for which market
                                        quotations are not "readily available" in
                                        accordance with the 1940 Act. The
                                        Committee delegates primary
                                        responsibility for carrying out these
                                        functions to MFS and MFS' internal
                                        valuation committee pursuant to pricing
                                        policies and procedures approved by the
                                        Committee and adopted by the full Board,
                                        which include methodologies to be
                                        followed by MFS to determine the fair
                                        values of portfolio securities and other
                                        assets held by the Fund for which market
                                        quotations are not readily available. The
                                        Committee meets periodically with the
                                        members of MFS' internal valuation
                                        committee to review and assess the
                                        quality of fair valuation and other
                                        pricing determinations made pursuant to
                                        the Fund's pricing policies and
                                        procedures, and to review and assess the

                           NUMBER OF
                          MEETINGS IN
        NAME OF           LAST FISCAL
       COMMITTEE             YEAR                       FUNCTIONS                         CURRENT MEMBERS(1)
       ---------             ----                       ---------                         ------------------
                                        policies and procedures themselves. The
                                        Committee also exercises the
                                        responsibilities of the Board under the
                                        Amortized Cost Valuation Procedures
                                        approved by the Board on behalf of each
                                        Fund which holds itself out as a "money
                                        market fund" in accordance with Rule 2a-7
                                        under the 1940 Act.

SERVICES CONTRACTS            6^        Reviews and evaluates the contractual       Gunning*, Ives* (ex-officio member),
COMMITTEE                               arrangements of the Fund relating to        Sherratt*, Thomsen* and Uek*
                                        transfer agency, administrative services,
                                        custody, pricing and bookkeeping
                                        services, and lending of portfolio
                                        securities, and makes recommendations to
                                        the full Board of Trustees on these
                                        matters.

----------
(1) The Trustees' identification and background are set forth in Appendix E to
    Part II.
*   Non-interested or independent Trustees.
^ The Board of Trustees established the Services Contracts Committee on September 27, 2005. For periods prior to September 27, 2005, the functions of the Services Contracts Committee were performed by the Fund's Audit Committee.

                                                             PART I - APPENDIX B

     PORTFOLIO MANAGER(S)

     COMPENSATION

     Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     BASE SALARY - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

     The performance bonus is based on a combination of quantitative and qualitative factors.

     The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

     The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

     OWNERSHIP OF FUND SHARES

     The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager as of fiscal year ended May 31, 2006. The following dollar ranges apply:

     N. None

     A. $1 - $10,000

     B. $10,001 - $50,000

     C. $50,001 - $100,000

     D. $100,001 - $500,000

     E. $500,001 - $1,000,000

     F. Over $1,000,000

     Thomas Melendez

     OTHER ACCOUNTS

     In addition to the Fund, the Fund's portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, as of fiscal year ended May 31, 2006, were as follows:

                        REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
     NAME                    COMPANIES*                      VEHICLES                 OTHER ACCOUNTS
     ----------------------------------------------------------------------------------------------------
                       NUMBER OF                   NUMBER OF                     NUMBER OF     TOTAL
                       ACCOUNTS   TOTAL ASSETS     ACCOUNTS     TOTAL ASSETS     ACCOUNTS      ASSETS
     ----------------------------------------------------------------------------------------------------
     Thomas Melendez       7       $ 5.7 billion        2      $ 766.4 million       8      $ 3.0 billion

      * Includes the Fund.

     With respect to the accounts identified in the table above, Thomas Melendez manages two pooled investment vehicles with assets totaling $1.5 billion, for which the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS.

     POTENTIAL CONFLICTS OF INTEREST

     MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

     In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. Securities transactions for the Fund and such other accounts are generally executed on the same day, or the next day. Nevertheless, a particular security may be bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

     MFS does not receive a performance fee for its management of the Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee.

                                                             PART I - APPENDIX C

     CERTAIN SERVICE PROVIDER COMPENSATION

     The Fund paid compensation for advisory services, administrative services, retirement plan administration and services, transfer agency services, and program management services over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix D to this Part I.

                                                         NET AMOUNT
                                        NET AMOUNT        PAID TO MFS         NET AMOUNT    NET AMOUNT PAID
                NET AMOUNT              PAID TO MFS     FOR RETIREMENT       PAID TO MFSC     TO MFD FOR
                PAID TO MFS  AMOUNT    FOR GENERAL           PLAN            FOR TRANSFER       PROGRAM
 FISCAL YEAR   FOR ADVISORY  WAIVED   ADMINISTRATIVE   ADMINISTRATION          AGENCY        MANAGEMENT
    ENDED        SERVICES    BY MFS      SERVICES        AND SERVICES(2)       SERVICES(1)     SERVICES(3)
----------------------------------------------------------------------------------------------------------
May 31, 2006   $          0   $     0  $       58,213   $         7,177      $          0             1,957
May 31, 2005   $          0   $     0  $       14,366   $             0(4)   $          0   $         1,053

   (1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of pocket expenses and for payments made under agreements with third parties that provide shareholder services in an amount equal to $0.
   (2) Payment solely from assets attributable to Class R1, R2, R3, R4 and R5 shares.
   (3) Payment solely from assets attributable to Class 529A, 529B and 529C shares.
   (4) Payment solely from assets attributable to Class R3 shares, for the period from September 30, 2004 to May 31, 2005.

                                                             PART I - APPENDIX D

     SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

The following sales charges were paid during the specified periods:

                    CLASS A INITIAL SALES CHARGES:             CDSC PAID TO MFD ON:
                                         REALLOWED TO
FISCAL YEAR                  RETAINED    FINANCIAL        CLASS A   CLASS B    CLASS C
END            TOTAL         BY MFD      INTERMEDIARIES   SHARES    SHARES     SHARES
---------------------------------------------------------------------------------------
May 31, 2006   $ 5,269,526   $ 787,955   $    4,481,571   $     0   $ 91,908   $ 60,647
May 31, 2005   $ 2,791,938   $ 404,338   $    2,387,600   $     0   $ 11,008   $  8,028

               CLASS 529A INITIAL SALES CHARGES:                   CDSC PAID TO MFD ON:
                                         REALLOWED TO
FISCAL YEAR                  RETAINED    FINANCIAL
END            TOTAL         BY MFD      INTERMEDIARIES   CLASS 529B SHARES   CLASS 529C SHARES
-----------------------------------------------------------------------------------------------
May 31, 2006   $     7,813   $   1,187   $        6,626   $               0   $               0
May 31, 2005   $       863   $     109   $          754   $               0   $               0

DISTRIBUTION PLAN PAYMENTS

During the fiscal year ended May 31, 2006, the Fund made the following Distribution Plan payments:

                               AMOUNT OF DISTRIBUTION AND/OR SERVICE FEES:
                                                             PAID TO FINANCIAL
  CLASS OF SHARES           PAID BY FUND   RETAINED BY MFD   INTERMEDIARIES(1)
------------------------------------------------------------------------------
Class A Shares              $  1,144,135   $       505,416   $         638,719
Class B Shares              $    876,105   $       781,653   $          94,452
Class C Shares              $  2,122,641   $     1,780,001   $         342,640
Class I Shares                       N/A               N/A                 N/A
Class 529A Shares           $        893   $           572   $             321
Class 529B Shares           $      1,210   $         1,177   $              33

Class 529C Shares           $      3,904   $         2,007   $           1,897
Class R Shares              $     24,444   $        14,966   $          10,478
Class R1 Shares(2)          $      2,515   $         1,332   $           1,183
Class R2 Shares(2)          $      1,327   $           871   $             456
Class R3 Shares             $      5,363   $         2,464   $           2,899
Class R4 Shares(2)          $      5,853   $         2,895   $           2,958
Class R5 Shares                      N/A               N/A                 N/A

     (1) May include amounts paid to financial intermediaries affiliated with MFD.
     (2) For the period from the initial public offering of Class R1, Class R2 and Class R4 shares on April 1, 2005.

Amounts retained by MFD may represent fees paid to MFD but not yet reallowed to intermediaries as of the close of the period, compensation to MFD for commissions advanced by MFD to financial intermediaries upon sale of Fund shares, and/or compensation for MFD's distribution and shareholder servicing costs.

                                                             PART I - APPENDIX E

     PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     BROKERAGE COMMISSIONS

     The following brokerage commissions were paid by the Fund during the specified time periods:

              FISCAL YEAR END            BROKERAGE COMMISSIONS PAID BY FUND
              ---------------            ----------------------------------
                May 31, 2006                             N/A
                May 31, 2005                             N/A

     SECURITIES ISSUED BY REGULAR BROKER/DEALERS

     During the fiscal year ended May 31, 2006, the Fund purchased securities issued by the following regular broker/dealers of the Fund, which had the following values as of May 31, 2006:

               BROKER/DEALER                   VALUE OF SECURITIES
               -------------                   -------------------
                    N/A                                N/A

     TRANSACTIONS WITH RESEARCH FIRMS

     During the fiscal year ended May 31, 2006, the Fund allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by the Adviser to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms. (1)

        DOLLAR AMOUNT OF TRANSACTIONS WITH       COMMISSIONS PAID ON TRANSACTIONS WITH
                  RESEARCH FIRMS                            RESEARCH FIRMS
                  --------------                            --------------
                       N/A                                        N/A

----------
(1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

                                                             PART I - APPENDIX F

     SHARE OWNERSHIP

     OWNERSHIP BY TRUSTEES AND OFFICERS

     As of June 30, 2006, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares. The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2005.

     The following dollar ranges apply:

     N. None

     A. $1 - $10,000

     B. $10,001 - $50,000

     C. $50,001 - $100,000

     D. Over $100,000

                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                          DOLLAR RANGE OF EQUITY      SECURITIES IN ALL MFS FUNDS
    NAME OF TRUSTEE       SECURITIES IN THE FUND          OVERSEEN BY TRUSTEES
    ---------------       ----------------------          --------------------
INTERESTED TRUSTEES
Robert J. Manning                    N                            D
Robert C. Pozen                      N                            D
NON-INTERESTED TRUSTEES
Robert E. Butler(1)                  N                            N
Lawrence H. Cohn, M.D                N                            D
David H. Gunning                     N                            D
William R. Gutow                     N                            D
Michael Hegarty                      N                            D
J. Atwood Ives                       N                            D
Lawrence T. Perera                   N                            D
J. Dale Sherratt                     N                            D

Laurie J. Thomsen                    N                            D
Robert W. Uek(1)                     N                            D(2)

     (1)  Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.
     (2)  As of March 31, 2006.

     25% OR GREATER OWNERSHIP

     The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of June 30, 2006, and are therefore presumed to control the Fund. All holdings are of record unless otherwise indicated.

                        JURISDICTION OF
NAME AND ADDRESS OF   ORGANIZATION (IF A
     INVESTOR              COMPANY)        PERCENTAGE OWNERSHIP
     --------              --------        --------------------
     None

     5% OR GREATER OWNERSHIP OF SHARE CLASS

     The following table identifies those investors who own 5% or more of any class of a Fund's shares as of June 30, 2006. All holdings are of record unless otherwise indicated.


NAME & ADDRESS OF INVESTOR                   OWNERSHIP PERCENTAGE
----------------------------------------   ---------------------------
Merrill Lynch Pierce Fenner & Smith Inc.   16.35% of Class A Shares
4800 Deer Lake Dr. E                       19.47% of Class B Shares
Jacksonville, FL 32246-6484                37.97% of Class C Shares

Charles Schwab & Co Inc.                   8.86% of Class A Shares
101 Montgomery St
San Francisco, CA 94104-4151

Citigroup Global Markets Inc.              6.14% of Class A Shares
Attn: Cindy Tempesta, 7th Floor            8.89% of Class B Shares
333 W 34th St                              19.09% of Class C Shares
New York, NY 10001-2402

Raymond James & Assoc Inc                  25.65% of Class I Shares
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

TRS of the MFS Pension Plan                15.23% of Class I Shares
Attn: Mark Leary
500 Boylston Street
Boston, MA 02116-3740

MFS Fund Distributors Inc.                 11.33% of Class 529A Shares
c/o Mass Financial Services Co             24.85% of Class 529B Shares
500 Boylston Street                        10.41% of Class 529C Shares
Boston, MA 02116-3736

MFS 529 Savings Plan                       88.67% of Class 529A Shares
c/o MFS - Attn: C. Giorgi, VP-RSI          75.15% of Class 529B Shares
500 Boylston Street                        89.59% of Class 529C Shares
Boston, MA 02116-3736

Penfirn & Co 401K Plan                     9.40% of Class R Shares
P.O. Box 3357                              38.61% of Class R4 Shares
Omaha, NE 68103-0357

Salon Management Corp 401K Plan            10.85% of Class R Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street
Boston, MA 02116-3736

North Bay Construction Inc. P/S Plan       5.38 of Class R Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street
Boston, MA 02116-3736

Century Gaming Mgmt, Inc. 401K             12.77% of Class R Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street
Boston, MA 02116-3736

CMS Communications Inc. 401K Plan          14.37% of Class R Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street
Boston, MA 02116-3736

Arsenault Fassett Mariano LLP PSP          15.62% of Class R1 Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street
Boston, MA 02116-3736

The Positive Safety Mfg Co 401K            9.50% of Class R1 Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street
Boston, MA 02116-3736

Massachusetts Financial Services Co        6.04% of Class R1 Shares
c/o MFS - Attn: C. Giorgi VP-RSI           7.79% of Class R2 Shares
500 Boylston Street                        100% of Class R5 Shares
Boston, MA 02116-3736

William F. Walsh, Inc. 401K Plan           7.39% of Class R1 Shares
c/o MFS - Attn: C. Giorgi VP-RSI

500 Boylston Street
Boston, MA 02116-3736

Shoreline Foundations 401K Plan            9.50% of Class R1 Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street
Boston, MA 02116-3736

Harvard Battery, Inc. 401K                 5.01% of Class R1 Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street
Boston, MA 02116-3736

Frontier Trust Company                     5.39% of Class R1 Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street
Boston, MA 02116-3736

Wright Employees Profit Sharing Plan       46.57% of Class R2 Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street
Boston, MA 02116-3736

Barry Landry, MD Profit Sharing Plan       7.87% of Class R2 Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street
Boston, MA 02116-3736

Reel Hospitality 401K Plan                 7.08% of Class R2 Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street
Boston, MA 02116-3736

North Oaks Pediatric Clinic PSP            8.37% of Class R2 Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street
Boston, MA 02116-3736

Manchester Companies Inc 401K Plan         8.10% of Class R2 Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street
Boston, MA 02116-3736

BISYS Retirement Services                  7.40% of Class R3 Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street
Boston, MA 02116-3736

Graphtec America Inc PSP                   6.37% of Class R3 Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street
Boston, MA 02116-3736

Gill Group Inc 401K PSP                    10.02% of Class R3 Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street
Boston, MA 02116-3736

Page Brake 401K Retirement Savings         7.11% of Class R3 Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street
Boston, MA 02116-3736

Classic Distributing Ret Sav Plan          6.93% of Class R3 Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street
Boston, MA 02116-3736

Chester County Hospital Rtmt Plan          9.53% of Class R3 Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street
Boston, MA 02116-3736

Seacoast Ortho & Sports Medicine PA        10.65% of Class R4 Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street

Boston, MA 02116-3736

TIVO Inc 401K Plan                         11.29% of Class R4 Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street
Boston, MA 02116-3736

OH Val Wine 401K                           18.06% of Class R4 Shares
c/o MFS - Attn: C. Giorgi VP-RSI
500 Boylston Street
Boston, MA 02116-3736

MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MASSACHUSETTS INVESTORS TRUST
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND
MFS(R) BOND FUND
MFS(R) CAPITAL OPPORTUNITIES FUND
MFS(R) CASH RESERVE FUND
MFS(R) CONSERVATIVE ALLOCATION FUND
MFS(R) CORE EQUITY FUND
MFS(R) CORE GROWTH FUND
MFS(R) EMERGING GROWTH FUND
MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) EMERGING MARKETS EQUITY FUND
MFS(R) FLOATING RATE HIGH INCOME FUND
MFS(R) GLOBAL EQUITY FUND
MFS(R) GLOBAL GROWTH FUND
MFS(R) GLOBAL TOTAL RETURN FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND
MFS(R) GOVERNMENT MONEY MARKET FUND
MFS(R) GOVERNMENT SECURITIES FUND
MFS(R) GROWTH ALLOCATION FUND
MFS(R) GROWTH OPPORTUNITIES FUND
MFS(R) HIGH INCOME FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND
MFS(R) INFLATION-ADJUSTED BOND FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND
MFS(R) INTERNATIONAL GROWTH FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND
MFS(R) INTERNATIONAL VALUE FUND
MFS(R) LIFETIME(R) 2010 FUND
MFS(R) LIFETIME(R) 2020 FUND
MFS(R) LIFETIME(R) 2030 FUND
MFS(R) LIFETIME(R) 2040 FUND
MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) LIMITED MATURITY FUND
MFS(R) MID CAP GROWTH FUND
MFS(R) MID CAP VALUE FUND
MFS(R) MODERATE ALLOCATION FUND
MFS(R) MONEY MARKET FUND
MFS(R) MUNICIPAL BOND FUND
MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) MUNICIPAL INCOME FUND
MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) NEW DISCOVERY FUND
MFS(R) NEW ENDEAVOR FUND
MFS(R) RESEARCH BOND FUND
MFS(R) RESEARCH BOND FUND J
MFS(R) RESEARCH FUND
MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) STRATEGIC GROWTH FUND
MFS(R) STRATEGIC INCOME FUND
MFS(R) STRATEGIC VALUE FUND
MFS(R) TECHNOLOGY FUND
MFS(R) TOTAL RETURN FUND
MFS(R) UNION STANDARD EQUITY FUND
MFS(R) UTILITIES FUND
MFS(R) VALUE FUND
MFS(R) MUNICIPAL STATE FUNDS:
AL, AR, CA, FL, GA, MD, MA, MS, NY, NC, PA, SC, TN, VA, WV

           SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION - PART II

EFFECTIVE IMMEDIATELY, THE SECTION ENTITLED "DISCLOSURE OF PORTFOLIO HOLDINGS" IS RESTATED AS FOLLOWS:

The fund has established a policy governing the disclosure of a fund's portfolio holdings which is designed to protect the confidentially of the fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The fund's Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").

Neither MFS nor the fund will receive any compensation or other consideration in connection with its disclosure of fund portfolio holdings.

PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of fund portfolio holdings through required SEC quarterly filings, a fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS may reasonably determine.

The following information is generally available to you on the MFS Web site (MFS.COM):

INFORMATION                         APPROXIMATE DATE OF POSTING TO WEB SITE
---------------------------------------------------------------------------
Fund's top 10 securities holdings   14 days after month end
   as of each month's end
Fund's full securities holdings     29 days after month end
   as of each month's end

Note that the funds or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Not all registered investment companies that are advised by MFS publicly disclose portfolio holdings in the form or on the schedule described above and registered investment companies that are sub-advised by MFS or its affiliates may be subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings. These clients and prospective clients are not subject to the fund's portfolio holdings disclosure policies. Some of these registered investment companies, sub-advised funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar or identical investment objectives and strategies to certain funds. They therefore have potentially substantially similar, and in certain cases nearly identical, portfolio holdings as those funds.

A fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of these agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the fund's Independent Chief Compliance Officer and the Board of Trustees of the fund. MFS also reports to the Board of Trustees of the fund regarding the disclosure of information regarding the fund that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

     - Employees of MFS or MFD (collectively "fund representatives ") disclose non-public portfolio holdings in connection with the day-to-day operations and management of the fund. Full portfolio holdings are disclosed to a fund's custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a fund's pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a fund in the voting of proxies or in connection with litigation relating to fund portfolio holdings. In connection with managing the funds, MFS may use analytical systems provided by third parties who may have access to fund portfolio holdings.

     - Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, fund Representatives may disclose fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

     - Fund Representatives may provide oral or written information ("portfolio commentary") about a fund, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to fund performance. Fund Representatives may also express their views orally or in writing on one or more of a fund's portfolio holdings or may state that a fund has recently purchased or sold one or more holdings.

     - Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the fund, persons considering investing in the fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, fund Representatives may disclose non-public fund portfolio holdings to the recipients identified on Appendix H of this Part II, or permit the recipients identified on Appendix H of this Part II to have access to non-public fund portfolio holdings, on an on-going basis.

This list of recipients on Appendix H is current as of December 19, 2005, and any additions, modifications, or deletions to this list that have occurred since December 19, 2005, are not reflected. The portfolio holdings of the fund which are provided to these recipients, or to which these recipients have access, may be the funds' current portfolio holdings. As a condition to receiving or being provided access to non-public fund portfolio holdings, the recipients listed in Appendix H must agree, or have a duty, to maintain this information in confidence.

EFFECTIVE IMMEDIATELY, THE SECTION ENTITLED "DETERMINATION OF NET ASSET VALUE" IS RESTATED AS FOLLOWS:

The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a fund's net asset value the next business day after such change.

MONEY MARKET FUNDS

Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the fund's compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00 and has delegated to the adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the adviser is responsible for monitoring and notifying the Board of Trustees of circumstances where the net asset value calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders. Under such circumstances, the Board may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

NON-MONEY MARKET FUNDS

Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded.

Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Short-term instruments with a maturity at issuance of 397 days or less are generally valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales reported that day, exchange-traded options are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods.

Swaps are generally valued at a broker-dealer bid quotation.

Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

EFFECTIVE MAY 1, 2006, THE SECTION ENTITLED "LETTER OF INTENT" IS RESTATED AS
FOLLOWS:

LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or Class 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or Class 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application. Subject to acceptance by MFD and the conditions mentioned below, each LOI purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

     Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

     If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to satisfy the higher initial sales charge level for the amount initially purchased. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

EFFECTIVE MAY 1, 2006, THE SECTION ENTITLED "SUBSEQUENT INVESTMENT BY TELEPHONE" IS RESTATED AS FOLLOWS:

SUBSEQUENT INVESTMENT BY TELEPHONE -- Except with respect to R shares, each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this privilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

EFFECTIVE MAY 1, 2006, THE SECTION ENTITLED "REINSTATEMENT PRIVILEGE" IS RESTATED AS FOLLOWS:

REINSTATEMENT PRIVILEGE -- For shares redeemed on or before April 30, 2006, shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or Class 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) within 90 days of the redemption. Effective for shares redeemed on or after May 1, 2006, the reinstatement privilege is eliminated.

In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EFFECTIVE MAY 1, 2006, CATEGORY B "OTHER PLAN WAIVERS" UNDER CATEGORY 1 OF APPENDIX A IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

                                                              SALES CHARGE WAIVED*
                                                     -------------------------------------
                                                     CLASS A   CLASS A   CLASS B   CLASS C
                                                     FESL      CDSC      CDSC      CDSC
------------------------------------------------------------------------------------------
1.   WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF
     ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING
     PARTICIPANT RECORDKEEPING SERVICES ("MFS
     SERVICED PLANS")

     B.   OTHER PLAN WAIVERS

     -    All MFS Serviced Plans.                       X                             X

     -    Transfers due to the eligibility of a         X         X         X         X
          MFS Serviced Plan to move its investment
          into a new share class under certain
          eligibility criteria established from
          time to time by MFD (sales charges
          waived may vary depending upon the
          criteria established by MFD).

     -    Transfer to rollover MFS Prototype IRA        X                             X
          from an MFS Serviced Plan.

     -    Reinvestment of Redemption Proceeds from      X         X
          Class B Shares

          -    Shares acquired by a retirement
               plan whose account application was
               received by MFD on or prior to
               March 30, 2001 where the purchase
               represents the immediate
               reinvestment of proceeds from the
               plan's redemption of its Class B
               shares of the MFS Funds and is
               equal to or exceeds $500,000,
               either alone or in aggregate with
               the current market value of the
               plan's existing Class A shares; or

          -    Shares acquired by a retirement
               plan whose account application was
               received by MFD on or after April
               2, 2001 and before December 31,
               2002 where the purchase represents
               the immediate reinvestment of
               proceeds from the plan's redemption
               of its Class B shares of the MFS
               Funds and is equal to or exceeds
               $1,000,000, either alone or in
               aggregate with current market value
               of the plan's existing Class A
               shares.

EFFECTIVE MAY 1, 2006, CATEGORY B "AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISORS" UNDER CATEGORY 5 OF APPENDIX A IS REPLACED IN ITS ENTIRETY WITH THE
FOLLOWING:

                                                              SALES CHARGE WAIVED*
                                                     -------------------------------------
                                                     CLASS A   CLASS A   CLASS B   CLASS C
                                                     FESL      CDSC      CDSC      CDSC
------------------------------------------------------------------------------------------
5.   OTHER WAIVERS

     B.   AFFILIATES OF AN MFS FUND/CERTAIN
          FINANCIAL ADVISORS

     -    Shares acquired by officers, eligible         X         X         X         X
          directors, employees (including former
          employees) and agents of MFS, Sun Life
          or any of their subsidiary companies.

     -    Shares acquired by trustees and retired       X         X         X         X
          trustees of any investment company for
          which MFD serves as distributor.

     -    Shares acquired by employees, directors,      X         X         X         X
          partners, officers and trustees of any
          subadviser to any MFS Fund.

     -    Shares acquired by certain family             X         X         X         X
          members of any such individual
          identified above and their spouses (or
          legal equivalent under applicable state
          law), and certain trusts, pension,
          profit-sharing or other retirement plans
          for the sole benefit of such persons,
          provided the shares are not resold
          except to the MFS Fund which issued the
          shares.

     -    Shares acquired by employees or               X         X         X         X
          registered representatives (including
          former employees) of financial
          intermediaries or an employee's spouse
          (or legal equivalent under applicable
          state law) or employee's children under
          the age of 21. For employees or
          registered representatives of financial
          intermediaries who established an
          account with MFS prior to May 1, 2006,
          shares acquired by certain family
          members of employees or registered
          representatives of financial
          intermediaries and their spouses or
          domestic partners, and certain trusts,
          pension, profit-sharing or other
          retirement plans for the sole benefit of
          such persons, provided the shares are
          not resold except to the MFS Fund which
          issued the shares.

     -    Shares acquired by institutional clients      X         X         X         X
          of MFS or MFS Institutional Advisors,
          Inc

                  THE DATE OF THIS SUPPLEMENT IS APRIL 1, 2006

MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MASSACHUSETTS INVESTORS TRUST
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND
MFS(R) BOND FUND
MFS(R) CAPITAL OPPORTUNITIES FUND
MFS(R) CASH RESERVE FUND
MFS(R) CONSERVATIVE ALLOCATION FUND
MFS(R) CORE EQUITY FUND
MFS(R) CORE GROWTH FUND
MFS(R) EMERGING GROWTH FUND
MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) EMERGING MARKETS EQUITY FUND
MFS(R) FLOATING RATE HIGH INCOME FUND
MFS(R) GLOBAL EQUITY FUND
MFS(R) GLOBAL GROWTH FUND
MFS(R) GLOBAL TOTAL RETURN FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND
MFS(R) GOVERNMENT MONEY MARKET FUND
MFS(R) GOVERNMENT SECURITIES FUND
MFS(R) GROWTH ALLOCATION FUND
MFS(R) GROWTH OPPORTUNITIES FUND
MFS(R) HIGH INCOME FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND
MFS(R) INFLATION-ADJUSTED BOND FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND
MFS(R) INTERNATIONAL GROWTH FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND
MFS(R) INTERNATIONAL VALUE FUND
MFS(R) LIFETIME(R) 2010 FUND
MFS(R) LIFETIME(R) 2020 FUND
MFS(R) LIFETIME(R) 2030 FUND
MFS(R) LIFETIME(R) 2040 FUND
MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) LIMITED MATURITY FUND
MFS(R) MID CAP GROWTH FUND
MFS(R) MID CAP VALUE FUND
MFS(R) MODERATE ALLOCATION FUND
MFS(R) MONEY MARKET FUND
MFS(R) MUNICIPAL BOND FUND
MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) MUNICIPAL INCOME FUND
MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) NEW DISCOVERY FUND
MFS(R) NEW ENDEAVOR FUND
MFS(R) RESEARCH BOND FUND
MFS(R) RESEARCH BOND FUND J
MFS(R) RESEARCH FUND
MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) STRATEGIC GROWTH FUND
MFS(R) STRATEGIC INCOME FUND
MFS(R) STRATEGIC VALUE FUND
MFS(R) TECHNOLOGY FUND
MFS(R) TOTAL RETURN FUND
MFS(R) UNION STANDARD EQUITY FUND
MFS(R) UTILITIES FUND
MFS(R) VALUE FUND
MFS(R) MUNICIPAL STATE FUNDS:
AL, AR, CA, FL, GA, MD, MA, MS, NY, NC, PA, SC, TN, VA, WV

     SUPPLEMENT TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION - PART II

EFFECTIVE MARCH 1, 2006, APPENDIX G ENTITLED "PROXY VOTING POLICIES AND PROCEDURES" IS HEREBY RESTATED AS FOLLOWS:

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

 SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004, MARCH 15, 2005 AND MARCH
                                     1, 2006

          Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

          The MFS Proxy Voting Policies and Procedures include:

          A.   Voting Guidelines;

          B.   Administrative Procedures;

          C.   Monitoring System;

          D.   Records Retention; and

          E.   Reports.

A.   VOTING GUIDELINES

     1.   GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

               MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

               MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

               As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

               From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

               These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

     2.   MFS' POLICY ON SPECIFIC ISSUES

               ELECTION OF DIRECTORS

               MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (E.G., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

               MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

               MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (E.G., contested elections) ("Majority Vote Proposals").

               MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

          MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

     - Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

     - Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

     - Vest management of the process in the company's independent directors, other than the nominee in question; and

     - Outline the range of remedies that the independent directors may consider concerning the nominee.

               CLASSIFIED BOARDS

               MFS opposes proposals to classify a board (E.G., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

               NON-SALARY COMPENSATION PROGRAMS

               Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

               MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

               MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (I.E., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

               MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

               MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

               EXPENSING OF STOCK OPTIONS

               While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

               EXECUTIVE COMPENSATION

               MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (E.G., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

               EMPLOYEE STOCK PURCHASE PLANS

               MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

               "GOLDEN PARACHUTES"

               From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

               ANTI-TAKEOVER MEASURES

               In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

               MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
     (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (E.G., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

               MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

               REINCORPORATION AND REORGANIZATION PROPOSALS

               When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

               ISSUANCE OF STOCK

               There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (E.G., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

               REPURCHASE PROGRAMS

               MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

               CONFIDENTIAL VOTING

               MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

               CUMULATIVE VOTING

               MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

               WRITTEN CONSENT AND SPECIAL MEETINGS

               Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

               INDEPENDENT AUDITORS

               MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of ANY non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

               BEST PRACTICES STANDARDS

               Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

               SOCIAL ISSUES

               There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (E.G., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

               The laws of various states may regulate how the interests of certain clients subject to those laws (E.G., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

               FOREIGN ISSUERS

               MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

               In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (E.G., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (E.G., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B.   ADMINISTRATIVE PROCEDURES

     1.   MFS PROXY REVIEW GROUP

               The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

               a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

               b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

               c. Considers special proxy issues as they may arise from time to time.

     2.   POTENTIAL CONFLICTS OF INTEREST

               The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

               In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

               a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and
                    (iii) MFS institutional clients (the "MFS Significant Client List");

               b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

               c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

               d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

               The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

     3.   GATHERING PROXIES

               Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

               MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

     4.   ANALYZING PROXIES

               Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

               As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (E.G., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

               As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

     5.   VOTING PROXIES

               In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.   MONITORING SYSTEM

               It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number

----------
(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

     of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

               When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.   RECORDS RETENTION

               MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E.   REPORTS

               MFS FUNDS

               MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

               ALL MFS ADVISORY CLIENTS

               At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

               Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                  THE DATE OF THIS SUPPLEMENT IS MARCH 1, 2006.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MASSACHUSETTS INVESTORS TRUST
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND
MFS(R) BOND FUND
MFS(R) CAPITAL OPPORTUNITIES FUND
MFS(R) CASH RESERVE FUND
MFS(R) CONSERVATIVE ALLOCATION FUND
MFS(R) CORE EQUITY FUND
MFS(R) CORE GROWTH FUND
MFS(R) EMERGING GROWTH FUND
MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) EMERGING MARKETS EQUITY FUND
MFS(R) FLOATING RATE HIGH INCOME FUND
MFS(R) GLOBAL EQUITY FUND
MFS(R) GLOBAL GROWTH FUND
MFS(R) GLOBAL TOTAL RETURN FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND
MFS(R) GOVERNMENT MONEY MARKET FUND
MFS(R) GOVERNMENT SECURITIES FUND
MFS(R) GROWTH ALLOCATION FUND
MFS(R) GROWTH OPPORTUNITIES FUND
MFS(R) HIGH INCOME FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND
MFS(R) INFLATION-ADJUSTED BOND FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND
MFS(R) INTERNATIONAL GROWTH FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND
MFS(R) INTERNATIONAL VALUE FUND
MFS(R) LIFETIME(R) 2010 FUND
MFS(R) LIFETIME(R) 2010 FUND
MFS(R) LIFETIME(R) 2020 FUND
MFS(R) LIFETIME(R) 2030 FUND
MFS(R) LIFETIME(R) 2040 FUND
MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) LIMITED MATURITY FUND
MFS(R) MID CAP GROWTH FUND
MFS(R) MID CAP VALUE FUND
MFS(R) MODERATE ALLOCATION FUND
MFS(R) MONEY MARKET FUND
MFS(R) MUNICIPAL BOND FUND
MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) MUNICIPAL INCOME FUND
MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) NEW DISCOVERY FUND
MFS(R) NEW ENDEAVOR FUND
MFS(R) RESEARCH BOND FUND
MFS(R) RESEARCH BOND FUND J
MFS(R) RESEARCH FUND
MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) STRATEGIC GROWTH FUND
MFS(R) STRATEGIC INCOME FUND
MFS(R) STRATEGIC VALUE FUND
MFS(R) TECHNOLOGY FUND
MFS(R) TOTAL RETURN FUND
MFS(R) UNION STANDARD EQUITY FUND
MFS(R) UTILITIES FUND
MFS(R) VALUE FUND
MFS(R) MUNICIPAL STATE FUNDS:
AL, AR, CA, FL, GA, MD, MA, MS, NY, NC, PA, SC, TN, VA, WV

           SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION - PART II

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED UNDER CATEGORY 5 "OTHER WAIVERS" IN APPENDIX A TO PART II OF THE SAI:

                                                   SALES CHARGE WAIVED*
                                           -------------------------------------
                                           CLASS A   CLASS A   CLASS B   CLASS C
                                           FESL      CDSC      CDSC      CDSC
                                           -------   -------   -------   -------
L. MISCELLANEOUS

In connection with settlements reached        X
between certain broker/dealers and the
NASD, SEC and/or other regulatory bodies regarding sales of class B and class C shares in excess of certain dollar thresholds, the funds will, at times, permit shareholders who are clients of these firms to redeem class B and class
C shares of the fund and concurrently
purchase class A shares without paying
an initial sales charge.


                THE DATE OF THIS SUPPLEMENT IS FEBRUARY 24, 2006

STATEMENT OF ADDITIONAL INFORMATION

PART II


Part II of this SAI, updated through January 1, 2006, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this
Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


-----------------
TABLE OF CONTENTS
-----------------
                                                                            PAGE

I    Management of the Fund ...............................................   1
     Trustees/Officers ....................................................   1
     Investment Adviser ...................................................   1
     Administrator ........................................................   2
     Custodian ............................................................   2
     Shareholder Servicing Agent ..........................................   3
     Distributor ..........................................................   3
     Program Manager ......................................................   3
     Codes of Ethics ......................................................   3
II   Principal Share Characteristics ......................................   3
     Class A, Class 529A and Class J Shares ...............................   4
     Class  B,  Class  529B,  Class C, Class 529C, Class R, Class R1,
     Class R2, Class R3, Class R4, Class R5 and Class I Shares ............   4
     Waiver of Sales Charges ..............................................   4
     Financial Intermediary Commissions and Concessions ...................   5
     General ..............................................................   5
III  Distribution Plan ....................................................   5
     Rule 12b-1 Plan ......................................................   5
     Features Common to Each Class of Shares ..............................   5
     Features Unique to Each Class of Shares ..............................   6
IV   Investment Techniques, Practices, Risks and Restrictions..............   7
V    Net Income and Distributions .........................................   7
     Money Market Funds ...................................................   7
     Other Funds ..........................................................   8
VI   Tax Considerations ...................................................   8
     The Treatment of the Fund ............................................   8
     Taxation of Shareholders .............................................   9
     Special Rules for Municipal Fund Distributions .......................  13
     Special Considerations for 529 Share Classes .........................  14
VII  Portfolio Transactions and Brokerage Commissions .....................  14
VIII Disclosure of Portfolio Holdings .....................................  16
IX   Determination of Net Asset Value .....................................  17
     Money Market Funds ...................................................  17
     Other Funds ..........................................................  18
X    Shareholder Services .................................................  18
     Investment and Withdrawal Programs ...................................  18
     Exchange Privilege ...................................................  20
     Tax-Deferred Retirement Plans ........................................  22
     Qualified Tuition Programs ...........................................  23
XI   Description of Shares, Voting Rights and Liabilities .................  23
     Appendix A -- Waivers of Sales Charges ............................... A-1
     Appendix B -- Financial Intermediary Commissions and Concessions ..... B-1
     Appendix C -- Investment Techniques, Practices and Risks ............. C-1
     Appendix D -- Description of Bond Ratings ............................ D-1
     Appendix E -- Trustees and Officers -- Identification and Background . E-1
     Appendix F -- Investment Restrictions ................................ F-1
     Appendix G -- Proxy Voting Policies and Procedures ................... G-1
     Appendix H -- Recipients of Non-Public Portfolio Holdings on an
                   Ongoing Basis .......................................... H-1

I    MANAGEMENT OF THE FUND

     TRUSTEES/OFFICERS
     BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees have appointed several persons to serve as "Advisory Trustees", each of whom have been nominated by the Trustees for election as Trustees by shareholders.

     TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.

     TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred benefit plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred benefits will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

       Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

     INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.


     INVESTMENT ADVISER
     The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial, Inc. (a diversified financial services organization).


       MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies described in Appendix G to this Part II. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available without charge by visiting mfs.com and clicking on "Proxy Voting" and by visiting the SEC's website at http://www.sec.gov.

     INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

       The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

       The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non- recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

       The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

       The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

       The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.

     ADMINISTRATOR
     MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets.


       Each Fund pays MFS an administrative fee consisting of a fixed amount of $10,000 plus a fee of up to the following annual percentage rates of the Fund's average daily net assets:

       First $2 billion                         0.01101%
       Next $2.5 billion                        0.00816%
       Next $2.5 billion                        0.00038%
       In excess of $7 billion                  0.00000%

       In addition, MFS is responsible for providing certain plan administration and services with respect to Class R1, Class R2, Class R3, Class R4 and Class R5 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R1, Class R2, Class R3, Class R4, and Class R5 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual plan administration and service fee solely from the assets attributable to shares of each R share class to MFS for the provision of these services in an amount equal to 0.45% for Class R1 shares, 0.40% for Class R2 shares, 0.25% for Class R3 shares, 0.15% for Class R4 shares, and 0.10% for Class R5 shares. MFS has agreed in writing to waive the retirement plan administration and service fee to 0.35% for class R1 shares, 0.25% for class R2 shares, and 0.15% for class R3 shares until at least September 30, 2007.


     CUSTODIAN
     State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.


     SHAREHOLDER SERVICING AGENT
     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee from the Funds designated to achieve a target pre-tax annual profit margin. Taking into account this goal, effective January 1, 2006, each Fund (except Funds investing primarily in other MFS Funds) pays MFSC a fee based on its average daily net assets equal to 0.1055%. Such fee rate shall continue until modified by agreement between the Funds and MFSC, taking into account MFSC's pre-tax profit margin target.

       In addition, MFSC is reimbursed by the Funds for certain expenses incurred by MFSC on behalf of the Funds. These reimbursements include payments made under agreements with third parties that provide omnibus accounting, network, sub-transfer agency and other shareholder services, including without limitation recordkeeping, reporting and transaction processing services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party. MFSC is also reimbursed for certain out-of-pocket expenses, such as costs related to mailing shareholder statements or to shareholder inquiries, incurred by MFSC in performing the services described above.


       MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. State Street Bank and Trust Company has contracted with MFSC to perform dividend disbursing agent functions for the Funds.

     DISTRIBUTOR
     MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

     PROGRAM MANAGER
     MFD serves as program manager for a qualified tuition program under Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs. MFD may retain this entire amount or may pay or "reallow" all or a portion of it to third parties that provide program manager services.

     CODES OF ETHICS
     The Fund and its Adviser and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the "1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. These codes are on file with, and are available from, the Securities and Exchange Commission (the "SEC"). These codes can be reviewed and copied at the:

         Public Reference Room
         Securities and Exchange Commission
         Washington, D.C. 20549-0102

     Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes also are available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of these codes may be obtained, upon payment of a duplicating fee, by electronic request to the following e- mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

II   PRINCIPAL SHARE CHARACTERISTICS
     Set forth below is a description of Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class I and Class J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.

       The term "financial intermediary" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

     CLASS A, CLASS 529A AND CLASS J SHARES
     MFD acts as a distributor in selling Class A, Class 529A and Class J shares of the Fund to financial intermediaries. The public offering price of Class A, Class 529A and Class J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, Class 529A and Class J share of the Fund is calculated by dividing the net asset value of a share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge may be reduced or waived with respect to certain purchase amounts and pursuant to certain shareholder programs (see "Shareholder Services" below and Appendix A). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

       In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:

     o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

       > the plan had established an account with MFSC; and

       > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

          + The employer had at least 25 employees; or

          + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

     o Investment in Class A shares by certain retirement plans subject to ERISA, if

       > The retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services;

       > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

       > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

     o Investments in Class A shares by certain retirement plans subject to ERISA, if

       > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

       > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; and

       > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
         PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY;

     o Investment in Class A shares by certain retirement plans subject to ERISA, if

       > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

       > The plan records are maintained on a pooled basis by MFSC; and

       > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

     CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R, CLASS R1, CLASS R2, CLASS R3, CLASS R4, CLASS R5, AND CLASS I SHARES MFD acts as distributor in selling Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

     WAIVER OF SALES CHARGES
     In certain circumstances, the initial sales charge imposed upon purchases of Class A and Class 529A shares and the CDSC imposed upon redemptions of Class A, Class B, Class C, Class 529B and Class 529C shares are waived. These circumstances are described in Appendix A of this Part II. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time in their discretion.

     FINANCIAL INTERMEDIARY COMMISSIONS AND CONCESSIONS
     MFD pays commissions and provides concessions to financial intermediaries that sell Fund shares. These financial intermediary commissions and concessions are described in Appendix B of this Part II.

     GENERAL
     Neither MFD nor financial intermediaries are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to financial intermediaries. MFD may benefit from its temporary holding of funds paid to it by financial intermediaries for the purchase of Fund shares.

III  DISTRIBUTION PLAN

     RULE 12B-1 PLAN
     The Trustees have adopted a Distribution Plan for Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4 and Class J shares (the "Distribution Plan") pursuant to
     Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

       The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.

       In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

     FEATURES COMMON TO EACH CLASS OF SHARES
     There are features of the Distribution Plan that are common to each Class of shares, as described below.

     SERVICE FEES -- The Distribution Plan provides that the Fund shall pay MFD a service fee equal on an annual basis to up to a maximum of 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") as compensation for shareholder servicing and account maintenance activities. At its discretion, MFD may in turn pay all or a portion of these fees to financial intermediaries that perform shareholder servicing and/or account maintenance activities. Shareholder servicing and account maintenance activities may include, but are not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. The service fees payable by MFD to any financial intermediary may be subject in whole or in part to such minimum account or payment requirements or other standards as MFD may set in its discretion. MFD or its affiliates are entitled to retain all or any portion of the service fees payable under the Distribution Plan, including when MFD is the broker of record or when a shareholder has not designated a broker of record, or for which the minimum account or payment requirements or other standards have not been met.

     DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and financial intermediaries for their expenses incurred in connection with the distribution of Fund shares, including, but not limited to, commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment, payments made to wholesalers employed by MFD (employees may receive additional compensation if they meet certain targets for sales of the MFS Funds), and other distribution- related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

     OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

       The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

     FEATURES UNIQUE TO EACH CLASS OF SHARES
     There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.

     CLASS A AND CLASS 529A SHARES -- Class A and Class 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.

       The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.10% of Class A shares' average daily net assets and up to 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution- related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD (e.g., MFD pays commissions to financial intermediaries with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     CLASS B AND CLASS 529B SHARES -- Class B and Class 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD generally advances to financial intermediaries the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD retains the service fee paid by the Fund with respect to such shares for the first year after purchase and financial intermediaries become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

       Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class B and Class 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to financial intermediaries upon purchase of Class B and Class 529B shares).

     CLASS C AND CLASS 529C SHARES -- Class C and Class 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to financial intermediaries of up to 1.00% of the purchase price of Class C or Class 529C shares purchased through financial intermediaries at the time of purchase. In compensation for this 1.00% commission paid by MFD to financial intermediaries, MFD will retain the 1.00% per annum Class C or Class 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and financial intermediaries will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

       This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to financial intermediaries), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to financial intermediaries) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or Class 529C shares, respectively.

     CLASS R, CLASS R1, CLASS R2, CLASS R3 AND CLASS R4 SHARES -- Class R, Class R1, Class R2, Class R3 and Class R4 shares are offered at net asset value without an initial sales charge or CDSC. Class R, Class R1, Class R2, Class R3 and Class R4 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay the ongoing service fee for Class R, Class R1, Class R2, Class R3 and Class R4 shares to the financial intermediary making the sale or providing certain services to the retirement plan.

       The distribution fee paid to MFD under the Distribution Plan for Class R shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R shares. The distribution fee paid to MFD under the Distribution Plan for Class R1 shares is equal, on an annual basis, to up to 0.50% of the Fund's average daily net assets attributable to Class R1 shares. The distribution fee paid to MFD under the Distribution Plan for Class R2 and Class R3 shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R2 and Class R3 shares. MFD does not receive a distribution fee under the Distribution Plan for Class R4 shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.75% per annum of the average daily net assets of the Fund attributable to Class R1 or 0.50% per annum of the average daily net assets of the Fund attributable to Class R, Class R2, Class R3 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion or all of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.

       The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

IV   INVESTMENT TECHNIQUES, PRACTICES,
     RISKS AND RESTRICTIONS
     Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies to the extent such techiques and practices are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. References to a "Fund" in Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V    NET INCOME AND DISTRIBUTIONS

     MONEY MARKET FUNDS
     The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).


       For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, and (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.


       Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account. Any capital gains are distributed at least annually.

       It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

     OTHER FUNDS
     Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.


VI   TAX CONSIDERATIONS
     The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact of investment in the Fund may have on their own tax situations.

     TAX TREATMENT OF THE FUND
     FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code.

       In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

         (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

         (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

         (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships. In the case of the Fund's investment in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

       In general, for purposes of the 90% income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (which is defined as any partnership (i) whose interests are traded on an established securities market or whose interests are readily traded on a secondary market or the substantial equivalent there of and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph
     (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

       As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.

       If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

     TAXATION OF SHAREHOLDERS
     TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and "Capital Gain Dividends" (as defined below) they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.

       For taxable years beginning before January 1, 2009, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Payments in lieu of dividends, such as pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.

       In general, distribution of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income for that taxable year, then 100% of the Fund's dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income. For this purpose, in the case of a sale or other disposition of the Fund of stock or securities, the only gain included in the term "gross income" is the excess of net short-term capital gain from such sales or dispositions over the net long-term capital loss from such sales or dispositions.

       Properly designated distributions of net capital gain (i.e., the excess of net long-term capital gain over the net short-term capital loss) ("Capital Gains Dividends"), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

       Long-term capital gain rates applicable to individuals have been temporarily reduced for taxable years beginning before January 1, 2009.

       Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

       Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     CAPITAL LOSS CARRYOVERS-- Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to a Fund are shown in the notes to the financial statements for the Fund.

     DIVIDENDS-RECEIVED DEDUCTION-- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

     DISPOSITION OF SHARES-- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends made with respect to those shares.

     SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS -- Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     U.S. TAXATION OF NON-U.S. PERSONS -- In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person") within the meaning of the Code (such shareholder, a "Non-U.S. Person") are subject to withholding of U.S federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) distributions (other than distributions to a Non-U.S. Person
     (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Person and the Non-U.S. Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Person (an "interest-related dividend"), and (ii) distributions (other than distributions to an individual Non-U.S. Person who is present in the United States for a period or periods aggregating 183 day or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses (a "short-term capital gain dividend"), in each such case to the extent such distributions are properly designated by the Fund. This provision will first apply to the Fund (1) with respect to its direct portfolio investments (if any) in its taxable year beginning after December 31, 2004 and, (2) with respect to the Fund's investments in underlying funds (if any), with respect to distributions from such underlying funds in their taxable years beginning after December 31, 2004 that are received by the Fund in its taxable year beginning after December 31, 2004. The Fund does not currently intend to designate distributions as interest-related dividends or as short-term capital gain dividends except with respect to the MFS Research Bond Fund J shares. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

       If a beneficial holder who is a Non-U.S. Person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

       Tax legislation enacted in 2004 modifies the tax treatment of distributions from the Fund that are paid to a Non-U.S. Person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under this legislation, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to Non-U.S. Persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") will give rise to an obligation for those Non-U.S. Persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

       Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or
     (iii) the shares constitute USRPIs (effective for taxable years of the Fund beginning after December 31, 2004) or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange or USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50% in value of its stock held directly or indirectly by Non-U.S. Persons.

     BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including Capital Gain Dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

     FOREIGN INCOME TAXATION OF A NON-U.S. PERSON -- Distributions received from the Fund by a Non-U.S. Person may also be subject to tax under the laws of their own jurisdictions.

     STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

     CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

     OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, futures contracts, forward contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, futures contracts, forward contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the diversification requirements of Subchapter M of the Code.

     FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

     FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

       If more than 50% of the total assets of a fund are represented by direct investments in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund. In addition, the fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing, amount, or character of the fund's distributions.

     UNDERLYING FUNDS -- If the Fund invests all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds' income and gains and gains and losses on the dispositions of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund (i.e., long-term capital gains, eligibility for the foreign tax credit, eligibility for exempt interest dividends, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

       If the Fund received dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as "qualified dividend income," then the Fund is permitted in turn to designate a portion of its distributions as "qualified dividend income" as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

       Depending on the Fund's percentage ownership in an underlying fund before and after a redemption of shares of such underlying fund, such a redemption may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest. It is possible that such a dividend will qualify as "qualified dividend income"; otherwise, it will be taxable as ordinary income.

       The fact that a Fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (2) short- term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds. Furthermore, if the Fund invests in an underlying fund, it will not, under current law, receive or pass through USRPI Distributions as a result of such investment; this result may be changed by future regulations.

       Under the current law, a fund of funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. A fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

     SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
     The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

     TAX-EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt- interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends will increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

     TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable as ordinary income (including interest from any obligations that lose their federal tax exemption and, subject to a de minimis exception, when a bond purchased at a price less than its stated redemption price at maturity (a so-called "market discount bond") matures or is disposed of by the Municipal Fund) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.

     CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED TAX-EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

     CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Municipal Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. You should consult your tax advisor to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

     CONSEQUENCES OF REDEEMING SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

     STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES
     The following special consideration applies specifically to the ownership of a Fund's 529 classes through a tuition program that qualifies under
     Section 529 of the Code.

       The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning before January 1, 2011. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

       Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

     TAX SHELTER REPORTING -- Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

VII  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

       In connection with the selection of broker dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in that and other transactions.

       In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker-dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

       As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

       The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

       Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Adviser may use brokerage commissions from the Fund's portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

       The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid. The Research received may be useful and of value to the Adviser in serving both the Fund and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Fund effects securities transactions may be used by the Adviser in connection with the Fund. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

       From time to time, the Adviser prepares a list of broker-dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each of these research firms, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Fund has an obligation to any Research Firm if the amount of brokerage commissions paid to the research firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

       If the Adviser determines that any service or product has a mixed use, (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

       Certain Funds have entered into an arrangement under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive a credit for part of the brokerage commission paid, which is applied against expenses of the Funds. In addition, the Funds have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent, State Street Bank and Trust Company.

       In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


       In certain instances there may be securities that are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) private funds or accounts principally owned by the Adviser's officers and/or employees or the Trust's employees or Trustees; and (2) any accounts owned beneficially solely by the Adviser or any direct or indirect subsidiary of the Adviser. However, these policies do not prohibit allocations to funds or accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc. or Sun Life Financial, Inc. or their affiliates other than the Adviser and its direct and indirect subsidiaries.

       It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.


VIII DISCLOSURE OF PORTFOLIO HOLDINGS.


     The Funds have established a policy governing the disclosure of a Fund's portfolio holdings which is designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Funds' Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").


       Registered investment companies that are sub-advised by MFS may be subject to different portfolio holdings disclosure policies, and neither MFS nor the Board of Trustees of the Funds exercises control over such policies. In addition, separate account and unregistered product clients of MFS have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings, and are not subject to the Funds' portfolio holdings disclosure policies. Some of the funds that are sub-advised by MFS and some of the separate accounts and unregistered products managed by MFS have substantially similar or identical investment objectives and strategies to the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

       Neither MFS nor the Funds will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

     PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine. Each Fund's prospectus describes, to the extent applicable, the type of information that is disclosed on MFS' website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

       A Fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information,
     (b) the day after the Fund makes such information available on its website (assuming that it discloses in its prospectus that such information is available on its website), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

     DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information (such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media), and MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS and its affiliates.

       In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Funds' Independent Chief Compliance Officer and the Board of Trustees of the Funds. MFS also reports to the Board of Trustees of the Funds regarding the disclosure of information regarding the Funds that is not publicly available.

       Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

     o Employees of MFS or MFD (collectively "Fund representatives") disclose non- public portfolio holdings in connection with the day-to-day operations and management of the Funds. Full portfolio holdings are disclosed to a Fund's custodians, independent registered accounting firm and financial printers. Portfolio holdings are disclosed to a Fund's pricing service vendors and broker- dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

     o Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of Fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

       In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund Representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

     o Fund Representatives may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund Representatives may also express their views orally or in writing on one or more of a Fund's portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

     o Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

       The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

     ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, Fund Representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix H of this Part II, or permit the recipients identified on Appendix H of this Part II to have access to non-public Fund portfolio holdings, on an on-going basis.


       This list of recipients on Appendix H is current as of December 19, 2005, and any additions, modifications or deletions to this list that have occurred since December 19, 2005 are not reflected. The portfolio holdings of the Funds which are provided to these recipients, or to which these recipients have access, may be the Funds' current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix H must agree or have a duty to maintain this information in confidence.


IX   DETERMINATION OF NET ASSET VALUE
     The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class.

     MONEY MARKET FUNDS


       Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the fund's compliance with Rule 2a-7 of the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument. The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00. If the Board of Trustees determines that net asset value calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders, it may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

     OTHER FUNDS

       Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the advisor are valued as described below.

       Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales during the day, equity securities are generally valued at the last quoted bid price as reported by an independent pricing service on the market or exchange on which they are primarily traded.

       Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated bid price as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer- supplied valuations and electronic data processing techniques which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

       Short-term instruments with a maturity at issuance of 365 days or less are generally valued at amortized cost, which approximates market value.

       Exchange-traded options are generally valued at the last sale or closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales during the day, exchange-traded options are generally valued at the last quoted bid price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued as reported by an independent pricing service or on the basis of quotations obtained from brokers and dealers. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

       Futures contracts are generally valued at settlement price as reported by an independent pricing service on the exchange on which they are primarily traded. For futures contracts in which there were no sales during the day, futures contracts are generally valued at the last quoted bid price as reported by an independent pricing service on the exchange on which they are primarily traded.

       Forward foreign currency contracts are generally valued at the mean of bid and asked prices based on rates reported by an independent pricing service.

       Swaps are generally valued on the basis of quotations from brokers and dealers.

       Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued on the basis of information from brokers and dealers.

       The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars based upon exchange rates provided by an independent source.

       When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, in valuing securities that trade principally on foreign markets events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.


X    SHAREHOLDER SERVICES

     INVESTMENT AND WITHDRAWAL PROGRAMS
     The Fund makes available certain programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are generally described in the prospectus and additional details regarding certain of these programs are set forth below. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or Class 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held with the Fund in the name of your financial intermediary or if your investment in the Fund is made through a retirement plan or 529 tuition program. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

     LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or Class 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or Class 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each LOI purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

       Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36- month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

       If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


     SUBSEQUENT INVESTMENT BY TELEPHONE -- Except with respect to R shares, each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000, provided that the maximum purchase amount for Class B and Class 529B shares is $99,999. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this privilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


     DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

     SYSTEMATIC WITHDRAWAL PLAN -- Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

     GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or Class 529A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

     AUTOMATIC EXCHANGE PLAN -- Except with respect to Class R shares shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made in up to six different MFS funds. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

       Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

       A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

     REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or Class 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge).

       In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

     EXCHANGE PRIVILEGE
     Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.

     EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, a pro rata portion of the CDSC will carry over to the acquired shares.


     EXCHANGES INVOLVING THE MFS MONEY MARKET FUND -- Class A and Class I shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of a Fund held by a retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) may be exchanged for shares of the MFS Money Market Fund; except as noted below, this exchange privilege does not apply to eligible retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). Class R and Class R3 shares of a Fund held by a MFS Serviced Plan on March 31, 2005 may be exchanged for shares of the MFS Money Market Fund.

       Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

     EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, Class C, Class I, Class R (if the retirement plan held Class R shares on March 31, 2005), Class R1, Class R2, Class R3, Class R4 and Class R5 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privileges). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.


     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, Class 529B or Class 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.

     GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 for exchanges made under the automatic exchange plan) or all the shares in the account. There is no minimum exchange amount for the Class R share classes. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses).

       Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from financial intermediaries or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

       Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

     TAX-DEFERRED RETIREMENT PLANS
     Shares of the Fund may be purchased by all types of tax deferred retirement plans. MFD makes available, through financial intermediaries, plans and/or custody agreements, the following:

     o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

     o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

     o Simplified Employee Pension (SEP-IRA) Plans;

     o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

     o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

     o Certain other qualified pension and profit-sharing plans.

       The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. For further details with respect to any plan, including fees charged by the trustee, custodian or MFS (or its affiliates), tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

       An investor should consult with his or her tax advisor before establishing any of the tax-deferred retirement plans described above.

       Shares of Funds that do not offer Class R1, Class R2, Class R3, Class R4 or Class R5 shares are not available for purchase by an MFS Serviced Plan established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B, Class C or Class I shares of a Fund that does not offer Class R1, Class R2, Class R3, Class R4, or Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund that does not offer Class R1, Class R2, Class R3, Class R4, and Class R5 shares.

       For those Funds that offer Class R shares, Class R shares of the Funds are not available for sale to new investors. Shareholders that held Class R shares (formerly Class R1 shares) of a Fund on March 31, 2005 may purchase additional Class R shares of the Fund and may exchange their Class R shares for Class R shares of any other Fund offering Class R shares.

       Class A, Class B and Class C shares of Funds that offer Class R1, Class R2, Class R3, Class R4 and Class R5 shares are not available for sale to MFS Serviced Plans established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B or Class C shares of a Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares.

       MFS Serviced Plans that own Class A, Class B, Class C, Class I or Class R (formerly Class R1) shares of the Funds may be eligible to purchase Class R1, Class R2, Class R3, Class R4, and Class R5 shares of the Funds offering these classes, subject to eligibility criteria established by MFS from time to time, which MFS may waive or change at its discretion.


       MFS and its affiliates are responsible for providing recordkeeping services to the MFS Serviced Plans pursuant to a services agreement entered into between MFS and the sponsor of the MFS Serviced Plans. MFS and its affiliates limit the classes of shares available to the MFS Serviced Plans under the terms of such services agreement. MFS and its affiliates currently offer Class R1, Class R2, Class R3, Class R4, Class R5 and Class I shares to the MFS Serviced Plans and offer Class R shares in certain circumstances as described above.

       Class R1 and Class R2 shares are not available for sale to retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement ("Alliance Plans"; retirement plans other than MFS Serviced Plans or Alliance Plans being referred to as "Investment Only Plans"). MFS may waive this exclusion from time to time at its discretion.

     QUALIFIED TUITION PROGRAMS
     Class 529A, Class 529B and Class 529C shares are only offered in conjunction with qualified tuition programs established in accordance with
     Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, Class 529B or Class 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.


XI   DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
     The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

       Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

       Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.


       The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. Additionally, MFS Series Trust XII, or any series or class of MFS Series Trust XII, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets without any shareholder vote to the extent permitted by applicable law. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.


       The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.

       Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

       The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

       The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

       The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

       The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES
This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administration and any other institutions having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates. The
Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time at their discretion.

WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                              ---------------------------------------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
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1. WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES)
   IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES
   ("MFS SERVICED PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
  A. 401(a) PLANS AND ESP PLANS**
-----------------------------------------------------------------------------------------------------------------------------------

  o To the extent that redemption proceeds are used to pay                                                x         x         x
    expenses (or certain participant expenses) of the 401(a)
    or ESP Plan (e.g., participant account fees).

-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers due to the eligibility of a MFS Serviced Plan to                                  x         x         x         x
    move its investment into a new share class under certain
    eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired pursuant to repayments by retirement plan                                   x         x         x         x
    participants of loans from 401(a) or ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan which established an
    account with x MFSC between July 1, 1996 and
    December 31, 1998.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan whose sponsoring organization                                                              x
    subscribes to the MFS Recordkeeper Plus product and which
    established its account with MFSC on or after January 1,
    1999 (provided that the plan establishment paperwork isP
    received by MFSC in good order on or after November 15,
    1998 and before December 31, 2002). A plan with a pre-
    existing account(s) with any MFS Fund which switches to
    the MFS Recordkeeper Plus product will not become eligible for this waiver category.
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers from a single account maintained for a 401(a)                                               x         x         x
    Plan  to multiple accounts maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------


  o All MFS Serviced Plans.                                                                     x                             x
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers due to the eligibility of a MFS Serviced Plan to                                  x         x         x         x
    move its investment into a new share class under certain
    eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).

-----------------------------------------------------------------------------------------------------------------------------------
  o Transfer to rollover IRA from an MFS Serviced Plan.                                         x                             x
-----------------------------------------------------------------------------------------------------------------------------------
  o Reinvestment of Redemption Proceeds from Class B Shares                                     x         x
     => Shares  acquired  by a retirement plan whose account application was received by MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

     => Shares acquired by a retirement plan whose account application was received by MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.
-----------------------------------------------------------------------------------------------------------------------------------
2. WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
  A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Where the retirement plan and/or sponsoring organization                                    x         x
    demonstrates to the satisfaction of, and certifies to,
    MFSC that the retirement plan (or multiple plans
    maintained by the same plan sponsor) has, at the time of
    certification or will have pursuant to a purchase order
    placed with the certification, a market value of $500,000
    or more (applies only when the certification was received
    by MFSC on or prior to March 30, 2001) or $1,000,000 or
    more (applies only when the certification is received by
    MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS Funds and aggregate assets of
    at least $10 million; provided, however, that the CDSC
    will not be waived (i.e., it will be imposed) (a) with
    respect to plans which establish an account with MFSC on
    or after November 1, 1997, in the event that the plan
    makes a complete redemption of all of its shares in the
    MFS Family of Funds, or (b) with respect to plans which
    establish an account with MFSC prior to November 1, 1997,
    in the event that there is a change in law or regulations
    which result in a material adverse change to the tax
    advantaged nature of the plan, or in the event that the
    plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is
    liquidated or dissolved; or (iii) is acquired by, merged
    into, or consolidated with any other entity.
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3. WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Death, disability or retirement of 401(a) or ESP Plan                                                 x         x         x
    participant, or death or disability of IRA owner, SRO Plan
    Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
  o Eligible participant distributions, such as distributions                                             x         x         x
    due to death, disability, financial hardship, retirement
    and termination of employment from nonqualified deferred
    compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Loan from 401(a) or ESP Plan.                                                                         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
  o Financial hardship (as defined in Treasury Regulation                                                 x         x         x
    Section 1.401(k)-l(d)(2), as amended from time to time)
    for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Termination of employment of 401(a) or ESP Plan                                                       x         x         x
    participant (excluding, however, a termination of the
    Plan).
-----------------------------------------------------------------------------------------------------------------------------------
  o Tax-free return of excess 401(a) Plan, ESP Plan or IRA                                                x         x         x
    contributions.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions from a 401(a) or ESP Plan that has invested                                             x         x         x
    its assets in one or more of the MFS Funds for more than
    10 years from the later to occur of (i) January 1, 1993 or
    (ii) the date such 401(a) or ESP Plan first invests its
    assets in one or more of the MFS Funds. The sales charges
    will be waived in the case of a redemption of all of the
    401(a) or ESP Plan's shares in all MFS Funds (i.e., all
    the assets of the 401(a) or ESP Plan invested in the MFS
    Funds are withdrawn), unless immediately prior to the
    redemption, the aggregate amount invested by the 401(a) or
    ESP Plan in shares of the MFS Funds (excluding the
    reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP
    Plan's assets in the MFS Funds, in which case the sales
    charges will not be waived.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner,                                                         x
    ESP participant, SRO Plan participant or 401(a) Plan
    participant has attained the age of 59 1/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
  o Certain involuntary redemptions and redemptions in                                                    x         x         x
    connection with certain automatic withdrawals from a
    401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner or the                                                   x         x         x
    401(a), ESP, SRO or SAR-SEP Plan participant, as
    applicable, has attained the age of 701/2 years old, but
    only with respect to the minimum distribution under Code
    rules.
-----------------------------------------------------------------------------------------------------------------------------------
  B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers to an IRA rollover account where any sales                                                  x         x         x
    charges with respect to the shares being reregistered
    would have been waived had they been redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by retirement plans or trust accounts                                       x         x
    whose financial intermediaries have entered into an
    administrative services agreement with MFD or one of its
    affiliates to perform certain administrative services,
    subject to certain operational and minimum size
    requirements specified from time to time by MFD or one or
    more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
  D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by an IRA owner if: (i) the purchase                                        x         x
    represents the timely rollover of distribution proceeds
    from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative
    services agreement with MFD or one of its affiliates and
    (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds
    or liquidation of plan investments other than the MFS
    Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
-----------------------------------------------------------------------------------------------------------------------------------
4. WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
  A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired on behalf of a group, association or                                        x         x         x         x
    employer sponsored plan, pursuant to guidelines created by
    MFD from time to time.
-----------------------------------------------------------------------------------------------------------------------------------
  B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, CLASS B AND CLASS C SHARES
-----------------------------------------------------------------------------------------------------------------------------------
  o The initial sales charge imposed on purchases of Class                                      x         x         x         x
    529A shares, and the CDSC imposed on certain redemptions
    of Class A, Class B and Class C shares, are waived where
    Class 529A, Class 529B and Class 529C shares are acquired
    following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of
    the same Fund; provided however, that any applicable CDSC
    liability on the Class B or Class C shares redeemed will
    carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of
    time you have owned your Class 529B or Class 529C shares
    will be measured from the date of original purchase of the
    Class B or Class C shares redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by 529 tuition programs whose sponsors or                                   x         x
    administrators have entered into an administrative
    services agreement with MFD or one of its affiliates to
    perform certain administrative or investment advisory
    services subject to certain operational and minimum size
    requirements specified from time to time by MFD or one or
    more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
  D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed where the redemption proceeds are used to                                             x         x         x
    pay for qualified higher education expenses, which may
    include tuition, fees, books, supplies, equipment and room and board (see the program description for further
    information on qualified higher education expenses);
    however the CDSC will not be waived for redemptions where
    the proceeds are transferred or rolled over to another
    tuition program.
-----------------------------------------------------------------------------------------------------------------------------------
  E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
  o  Shares redeemed where the account beneficiary has received                                           x         x         x
     a scholarship, up to the amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
  F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed on account of the death of the                                                                  x         x
    529 plan x x account beneficiary if the shares
    were held solely for the benefit of the
    deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
  G. USA COLLEGECONNECT 529 PLAN
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired as a result of the conversion of the USA                                    x         x
    CollegeConnect  529  Plan  to  the  MFS  529  Savings Plan
    (shares  acquired after the conversion are not entitled to a waiver under this category).
-----------------------------------------------------------------------------------------------------------------------------------
5. OTHER WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired through dividend or capital gain                                            x         x         x         x
    reinvestment.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by automatic reinvestment of distributions                                  x         x         x         x
    of dividends and capital gains of any fund in the MFS
    Funds pursuant to the Distribution Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------
  B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by officers, eligible directors, employees                                  x         x         x         x
    (including former employees) and agents of MFS, Sun Life
    or any of their subsidiary companies.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by trustees and retired trustees of any                                     x         x         x         x
    investment company for which MFD serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees, directors, partners,                                          x         x         x         x
    officers and trustees of any sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees or registered representatives                                  x         x         x         x
    of financial intermediaries.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain family members of any such                                       x         x         x         x
    individual identified above and their spouses or domestic
    partners, and certain trusts, pension, profit-sharing or
    other retirement plans for the sole benefit of such
    persons, provided the shares are not resold except to the
    MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by institutional clients of MFS or MFS                                      x         x         x         x
    Institutional Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed at an MFS Fund's direction due to the                                                 x         x         x
    small size of a shareholder's account.
-----------------------------------------------------------------------------------------------------------------------------------
  D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain bank trust departments or law                                    x         x
    firms acting as trustee or manager for trust accounts
    which have entered into an administrative services
    agreement with MFD and are acquiring such shares for the
    benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
  E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
  o The initial sales charge imposed on purchases of Class A                                    x         x
    shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with
    respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a
    redemption of Class I shares of any of the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
  o Systematic Withdrawal Plan redemptions with respect to up                                                       x         x
    to 10% per year (or 15% per year, in the case of accounts
    registered as IRAs where the redemption is made pursuant
    to Section 72(t) of the Internal Revenue Code of 1986, as
    amended) of the account value at the time of
    establishment.
-----------------------------------------------------------------------------------------------------------------------------------
  G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------

  o Shares redeemed on the account of the death of the account                                                      x         x
    owner (e.g., shares redeemed by the estate or any
    transferee of the shares from the estate) if the shares
    were held solely in the deceased individual's name, or for the benefit of the deceased individual.

-----------------------------------------------------------------------------------------------------------------------------------
  H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
  o  Shares redeemed on account of the disability of the                                                            x         x
    account owner if shares are held either solely or jointly
    in the disabled individual's name, or in a living trust
    for the benefit of the disabled individual (in which case
    a disability certification form is required to be
    submitted to MFSC), or shares redeemed on account of the
    disability of the 529 account beneficiary.
-----------------------------------------------------------------------------------------------------------------------------------
  I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by investments through certain dealers                                      x         x
    (including registered investment advisers and financial
    planners) which have established certain operational
    arrangements with MFD which include a requirement that
    such shares be sold for the sole benefit of clients
    participating in a "wrap" account, mutual fund
    "supermarket" account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------
  J. INSURANCE COMPANY SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by insurance company separate accounts.                                     x         x
-----------------------------------------------------------------------------------------------------------------------------------
  K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------

  o Shares redeemed from TA Plans or bank trust client                                                                        x
    accounts where MFS has not paid an up front commission
    with respect to the sale of the shares, provided that the
    TA Plan or bank trust arrangement meets certain conditions established from time to time by MFS.

-----------------------------------------------------------------------------------------------------------------------------------
 * Includes corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.
** A 403(b) employer sponsored plan.

--------------------
PART II - APPENDIX B
--------------------

    FINANCIAL INTERMEDIARY COMMISSIONS AND
    CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to financial intermediaries by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain financial intermediaries. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.

      As described below, financial intermediaries may receive different sales commissions and other compensation with respect to sales of various classes of Fund shares.

      As used in this Appendix B, MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service, and Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

    CLASS A, CLASS 529A AND CLASS J SHARES
    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, Class 529A and Class J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to financial intermediaries, as shown in Appendix C to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and
    (b) the financial intermediary reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      The following commission structure applies to all sales of Class 529A shares to employer sponsored payroll deduction 529 plans for which the Class 529A initial sales charge is waived: MFD will pay financial intermediaries an upfront commission equal to 0.50% of the investment in Class 529A shares. Financial advisers are eligible to receive the Funds' ongoing Rule 12b-1 service fee immediately with respect to such shares.


      In addition, from time to time, MFD may pay financial intermediaries up to 100% of the applicable sales charge paid by you on purchases of Class A, Class 529A and Class J shares of certain specified Funds sold by financial intermediaries during a specified sales period.


      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS    CUMULATIVE PURCHASE AMOUNT
    ------------------------------------------------------

    1.00%                On the first $2,000,000, plus
    0.80%                Over  $2,000,000  to  $3,000,000, plus
    0.50%                Over  $3,000,000  to $50,000,000, plus
    0.25%                Over $50,000,000

      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    TO FINANCIAL
    ADVISERS                   CUMULATIVE PURCHASE AMOUNT
    --------------------------------------------------------------------------
    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000

      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial intermediaries which are designed to maximize the commissions paid by MFD to financial intermediaries.

    CLASS B AND CLASS 529B SHARES
    For purchases of Class B and Class 529B shares, MFD will pay commissions to financial intermediaries of 3.75% of the purchase price of Class B and Class 529B shares purchased through financial intermediaries. MFD will also advance to financial intermediaries the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a financial intermediary upon the sale of Class B and Class 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to financial intermediaries equal to 3.00% of the amount purchased through such financial intermediaries (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to financial intermediaries, but instead pays an amount to financial intermediaries equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

    CLASS C AND CLASS 529C SHARES
    Except as noted below, for purchases of Class C and Class 529C shares, MFD will pay financial intermediaries 1.00% of the purchase price of Class C and Class 529C shares purchased through financial intermediaries, in which case the financial intermediaries will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.

      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the financial intermediary, but instead pays an amount to the financial intermediary up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.

      For purchases of Class C shares by an Alliance Plan, MFD will pay commissions to the financial intermediary under either option discussed above at the financial intermediary's discretion.

    CLASS R, CLASS R1, CLASS R2, CLASS R3, AND CLASS R4 SHARES For purchases of the following R share classes, MFD pays to financial intermediaries, from payments made by the Fund to MFD under its Distribution Plan attributable to the indicated share class, an amount equaling the percentage per annum of the average daily net assets of the Fund attributable to that retirement plan account ("Distribution Plan Rate"), payable at the rate of up to the indicated percentage at the end of each quarter in arrears ("Quarterly Rate") as follows:

                                        DISTRIBUTION    QUARTERLY
          CLASS                          PLAN RATE         RATE

    Class R1                               0.75%         0.1875%
    Class R, Class R2 and Class R3         0.50%         0.1250%
    Class R4                               0.25%         0.0625%

      In addition, MFD may pay financial intermediaries who sell Class R4 shares an up-front commission equaling up to 0.25% of the first $25 million of a plan's initial investment in Class R4 shares. MFD will not pay any financial intermediary receiving this up-front commission an up- front commission with respect to any subsequent sale of Class R4 shares (subject to MFD waiving this limitation from time to time at its discretion).

    ADDITIONAL PAYMENTS TO FINANCIAL
    INTERMEDIARIES
    Your financial intermediary may receive various forms of compensation from you, the Funds or MFD (for purposes of this section only, together with its affiliates, "MFD") in connection with the sale of shares of a Fund to you or your remaining an investor in a Fund. The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries. The types of payments include:

      o Front-end or contingent deferred sales loads (if applicable), which are payable from your investment to MFD, and all or a portion of which is payable by MFD to financial intermediaries as commissions (described above under "Financial Intermediary Commissions and Concessions");

      o Payments under Rule 12b-1 Plans or Class R2 and Class R3 Administrative Plans and 529 Administrative Services Fees, each of which are asset-based charges paid from the assets of a Fund and allocated to the class of shares to which the plan or fee relates (described above under "Distribution Plan," "Management of the Fund- Program Manager," and "Management of the Fund - Administrator");

      o Shareholder servicing payments for providing omnibus accounting, networking, sub-transfer agency or other shareholder services, which are paid from the assets of a Fund as reimbursement to MFSC for expenses incurred on behalf of the Fund (described above under "Management of the Fund - Shareholder Servicing Agent"); and

      o Payments by MFD out of its own assets. MFD may make these payments in addition to payments described above. Your financial intermediary may receive payments from MFD that fall within one or more of the following categories, each of which is described in greater detail below:

      o Retail Marketing Support Payments;

      o Program Support Payments;

      o Processing Support Payments; and

      o Other Payments.

      These payments may provide an additional incentive to your financial intermediary to actively promote the Funds or cooperate with the MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a share class. You should ask your financial intermediary for information about any payments it receives from MFD or the Funds and any services it provides, as well as about fees and/ or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a Fund's purchase or sale of portfolio securities. However, the Funds and MFS do not consider a financial intermediary's sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

      In determining what types of payments that MFD may make to a financial intermediary, MFD distinguishes between Retail Assets and Program Assets. "Retail Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through a financial intermediary's retail distribution channel. "Program Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through programs such as retirement plan, qualified tuition plan, fund supermarket, fee- based advisory or wrap fee, bank trust department and insurance (e.g., individual or group annuity) programs. A single financial intermediary may receive payments from MFD with respect to both Retail Assets ("Retail Marketing Support Payments") and Program Assets ("Program Support Payments").

      Set forth below under the caption "NASD Member Broker-Dealers Receiving Marketing Support and/or Program Support Payments" is a list of the member firms of the NASD to which MFD expects (as of January 1, 2006) to make Retail Marketing Support and Program Support Payments. Payments may also be made to affiliates of these firms. Any additions, modifications or deletions to the broker-dealers identified in this list that have occurred since January 1, 2006 are not reflected. In addition to member firms of the NASD, MFD also makes Retail Marketing Support and Program Support Payments to other financial intermediaries that sell or provide services to the Funds and shareholders, such as banks, insurance companies and plan administrators. These firms are not listed in this list. You should ask your financial intermediary if it receives Retail Marketing Support or Program Support Payments from MFD.

    RETAIL MARKETING SUPPORT PAYMENTS MFD may make payments for marketing support and/or administrative services to financial intermediaries that sell the Funds, or provide services to the Funds and shareholders, through the financial intermediary's retail distribution channel. In addition to the opportunity to participate in a financial intermediary's retail distribution channel, retail marketing support may include one or more of the following: business planning assistance, educating financial intermediary personnel about the Funds, assistance with Fund shareholder financial planning, placement on the financial intermediary's preferred or recommended fund list, access to sales representatives and management representatives of the financial intermediary, and administrative and account maintenance services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. MFD generally does not make retail marketing support payments to a financial intermediary in an amount that exceeds, on an annual basis for any calendar year, the sum of 0.10% of that financial intermediary's total sales of the Funds (with respect to both Retail Assets and Program Assets), and 0.05% of the total Fund assets attributable to that financial intermediary (with respect to the aggregate of both Retail Assets and Program Assets). Since this restriction on Retail Marketing Support Payments is based upon both Retail Assets and Program Assets, the Retail Marketing Support Payments may be greater than if such payments were calculated only on the basis of Retail Assets attributable to the financial intermediary. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Retail Marketing Support Payments made under an existing agreement with Linsco/Private Ledger Corp. ("LPL") are not subject to the above restrictions, but payments to LPL on Retail Assets will not exceed, on an annual basis for any calendar year, 0.15% of the total Fund assets (Retail Assets and Program Assets) attributable to LPL. Retail Marketing Support Payments may be in addition to other payments to a financial intermediary, including "Program Support Payments" described below.

    PROGRAM SUPPORT PAYMENTS MFD may make payments for administrative services and/or marketing support to certain financial intermediaries that sell the Funds or provide services to MFD, the Funds or shareholders of the Funds, through programs such as retirement plan, qualified tuition plan, fund supermarket, fee-based advisory or wrap fee, bank trust program and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's program, program support may include one or more of the following, which will vary depending upon the nature of the program: participant or shareholder record-keeping, reporting or transaction processing, program administration, fund/investment selection and monitoring, enrollment and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. Program support payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the Program Assets attributable to that financial intermediary. This limitation is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Program Support Payments may be in addition to other payments to a financial intermediary, including "Retail Marketing Support Payments" described above.

    PROCESSING SUPPORT PAYMENTS MFD may make payments to certain financial intermediaries that sell Fund shares (Retail Assets and/or Program Assets) to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

    OTHER PAYMENTS From time to time, MFD, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of MFS Fund shares (Retail Assets and/or Program Assets). Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD's policies and applicable law. These payments may vary depending upon the nature of the event.

    NASD MEMBER BROKER-DEALERS RECEIVING MARKETING SUPPORT AND/OR PROGRAM SUPPORT PAYMENTS
    NASD member broker-dealers (including their respective affiliates) receiving marketing support and/or program support payments as of January 1, 2006:

    A. G. Edwards & Sons
    ABN AMRO
    ADP / Scudder
    AIG Network
    American Express
    American United Life
    Amvescap
    Banc One Securities Corp.
    Becker & Suffern Ltd.
    Cadaret Grant & Co. Inc.
    Charles Schwab & Co.
    Chase Investment Services
    Citicorp Investments Svcs
    Citigroup - Smith Barney
    Commonwealth Financial
    CUNA Brokerage Svsc
    Fidelity Inst'l Brokerage Group
    Fidelity Inst'l Retirement Services
    HD Vest
    Hewitt Services LLC
    ICMA RC Services LLC
    IFMG Securities Inc.
    ING Network
    Invesmart
    JP Morgan American Century
    Legg Mason Wood and Walker
    Lehman Brothers, Inc.
    Lincoln Life
    LPL
    Mass Mutual Life Insurance Company
    Merrill Lynch
    Metlife Securities
    Mid-Atlantic
    Morgan Stanley DW Inc.
    New York Life Insurance and Annuity Corp
    Northwestern Mutual Investment Services

    Piper Jaffray & Co.

    Prudential Investment Management Services
    Raymond James Associates
    Raymond James Financial Services
    RBC Dain Rauscher
    Robert W. Baird
    Securities America Inc.
    Stanton Group
    State Street Global Markets
    T. Rowe Price
    The 401K Company
    The Vanguard Group
    UBS Financial Services
    UBS Paine Webber
    US Bancorp Investments
    UVEST Financial Services
    Valic Trust Company
    Wachovia Securities, LLC
    Wells Fargo Investments LLC


      Any additions, modifications or deletions to the list of financial intermediaries identified above that have occurred since January 1, 2006 are not reflected.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES
    AND RISKS
    Set forth below is a description of investment techniques and practices which, to the extent such techniques and practices are consistent with their investment objectives and policies, the MFS Funds may generally use in pursuing their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. Reference to a "Fund" on this Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED  SECURITIES:    The  Fund may purchase the following types of
    asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long- term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (GNMA)); or guaranteed by agencies or instrumentalities of the U.S. Government of a U.S. Government sponsored enterprise, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "Fannie Mae") or the Federal Home Loan Mortgage Corporation, ("Freddie Mac") which are backed only by the credit of a U.S. Government agency or instrumentality or a U.S. Government sponsored enterprise (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

      The principal U.S. governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (FHA) insured or Veterans Administration (VA) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Mortgage pass-through securities backed by U.S. Government sponsored enterprises (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include those issued by Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/ servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.

      Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for Freddie Mac's national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      See "U.S. Government Securities" for a description of the increased credit risk associated with investments in securities issued by U.S. Government sponsored enterprises such as Fannie Mae and Freddie Mac (as opposed to those backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness and also may originate loans. When the Fund purchases a loan, the Fund acquires some or all of the interest in such loan held by a bank or other lender. Most loans in which the Fund invests are secured, although some may be unsecured in part or in full. Loans purchased by the Fund may be in default at the time of purchase. Loans that are fully secured should protect the Fund better than unsecured loans in the event of non-payment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

      Loans in which the Fund invests generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

      If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent may be appointed. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

      The Fund may acquire loans by participating directly in a lending syndicate as a lender. Alternatively, the Fund may acquire loans or an interest in loans by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the Fund assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the Fund purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several issues. The Fund must rely on another party not only for the enforcement of the Fund's rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan. The Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the Fund also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

      The Fund also may purchase trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims also may be purchased when such companies are in default.

      The Fund's ability to receive payments of principal, interest and other direct indebtedness in which it invests will depend primarily on the financial condition of the borrower. In selecting loans and other direct indebtedness for purchase by the Fund, the Adviser will rely on its own (and not the original lender's) credit analysis of the borrower. Because the Fund may be required to rely on another party to collect and to pass on to the Fund amounts payable with respect to the loan or other direct indebtedness and to enforce the Fund's rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      The Fund may invest in revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will hold liquid unencumbered assets in an amount sufficient to meet such commitments.

      The Fund may invest in floating rate loans. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase by the Fund may be of lower quality or may have a higher price.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the GNMA, are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), Freddie Mac or Fannie Mae. Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of
    (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long- term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign- denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS
    The Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, credit default swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into credit default swap contracts. The Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). The Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed. Although it may do so, the Fund is not obligated to engage in any of these practices.

      As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

      As the purchaser in a credit default swap contract, the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

--------------------
PART II - APPENDIX D
--------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

    Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B: Obligations rated B are considered speculative and are subject to high credit risk.

    Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                         STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                      FITCH

    Investment Grade

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D: Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

--------------------
PART II - APPENDIX E
--------------------

                               MFS FUNDS BOARD

            TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

The Trustees and officers of the trust, as of January 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                     POSITION(s) HELD          TRUSTEE/OFFICER    PRINCIPAL OCCUPATIONS DURING THE PAST
NAME, DATE OF BIRTH     WITH FUND                 SINCE(1)         FIVE YEARS & OTHER DIRECTORSHIPS(2)
--------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)    Trustee                  February 2004      Massachusetts Financial Services Company,
(born 10/20/63)                                                     Chief Executive Officer, President,
                                                                    Chief Investment Officer and Director
--------------------------------------------------------------------------------------------------------------
Robert C. Pozen(3)      Trustee                  February 2004      Massachusetts Financial Services Company,
(born 08/08/46)                                                     Chairman (since February 2004);
                                                                    Secretary of Economic Affairs, The
                                                                    Commonwealth of Massachusetts (January
                                                                    2002 to December 2002); Fidelity
                                                                    Investments, Vice Chairman (June 2000 to
                                                                    December 2001); Fidelity Management &
                                                                    Research Company (investment adviser),
                                                                    President (March 1997 to July 2001); Bell
                                                                    Canada Enterprises (telecommunications),
                                                                    Director; Medtronic, Inc. (medical
                                                                    technology), Director; Telesat (satellite
                                                                    communications), Director
--------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------
J. Atwood Ives          Trustee and Chair of     February 1992      Private investor; Eastern Enterprises
(born 05/01/36)         Trustees                                    (diversified services company), Chairman,
                                                                    Trustee and Chief Executive Officer (until
                                                                    November 2000)
--------------------------------------------------------------------------------------------------------------
Robert E. Butler        Trustee                  January 2006       Consultant - regulatory and compliance
(born 11/29/41)                                                     matters(4) (since July 2002);
                                                                    PricewaterhouseCoopers LLP (professional
                                                                    services firm), Partner (November 2000-
                                                                    June 2002)
--------------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.  Trustee                  August 1993        Brigham and Women's Hospital, Senior
(born 03/11/37)                                                     Cardiac Surgeon, Chief of Cardiac Surgery
                                                                    (until 2005); Harvard Medical School,
                                                                    Professor of Surgery; Brigham and Women's
                                                                    Hospital Physicians' Organization, Chair
                                                                    (2000 to 2004)
--------------------------------------------------------------------------------------------------------------
David H. Gunning        Trustee                  January 2004       Cleveland-Cliffs Inc. (mining products and
(born 05/30/42)                                                     service provider), Vice Chairman/ Director
                                                                    (since April 2001); Encinitos Ventures
                                                                    (private investment company), Principal
                                                                    (1997 to April 2001); Lincoln Electric
                                                                    Holdings, Inc. (welding equipment
                                                                    manufacturer), Director
--------------------------------------------------------------------------------------------------------------
William R. Gutow        Trustee                  December 1993         Private investor and real estate
(born 09/27/41)                                                        consultant; Capitol Entertainment
                                                                       Management Company (video franchise),
                                                                       Vice Chairman
--------------------------------------------------------------------------------------------------------------
Michael Hegarty         Trustee                  December 2004      Retired; AXA Financial (financial
(born 12/21/44)                                                     services and insurance), Vice Chairman and
                                                                    Chief Operating Officer (until May 2001);
                                                                    The Equitable Life Assurance Society
                                                                    (insurance), President and Chief Operating
                                                                    Officer (until May 2001)
--------------------------------------------------------------------------------------------------------------
Amy B. Lane             Trustee                  January 2004       Retired; Merrill Lynch & Co., Inc.,
(born 02/08/53)                                                     Managing Director, Investment Banking
                                                                    Group (1997 to February 2001); Borders
                                                                    Group, Inc. (book and music retailer),
                                                                    Director; Federal Realty Investment Trust
                                                                    (real estate investment trust), Trustee
--------------------------------------------------------------------------------------------------------------
Lawrence T. Perera      Trustee                  July 1981             Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
--------------------------------------------------------------------------------------------------------------
J. Dale Sherratt        Trustee                  August 1993        Insight Resources, Inc. (acquisition
(born 09/23/38)                                                     planning specialists), President;
                                                                    Wellfleet Investments (investor in health
                                                                    care companies), Managing General Partner
                                                                    (since 1993); Cambridge Nutraceuticals
                                                                    (professional nutritional products), Chief
                                                                    Executive Officer (until May 2001)
--------------------------------------------------------------------------------------------------------------
Laurie J. Thomsen       Trustee                  March 2005         Private investor; Prism Venture
(born 08/05/57)                                                     Partners (venture capital), Co-founder and
                                                                    General Partner (until June 2004); St.
                                                                    Paul Travelers Companies (commercial
                                                                    property liability insurance), Director
--------------------------------------------------------------------------------------------------------------
Robert W. Uek           Trustee                  January 2006       Retired (since 1999); PricewaterhouseCoopers
(born 05/18/41)                                                     LLP (professional services firm), Partner
                                                                    until 1999); Consultant to investment company
                                                                    industry (since 2000); TT International Funds
                                                                    (mutual fund complex), Trustee (since 2000);
                                                                    Hillview Investment Trust II Funds (mutual
                                                                    fund complex), Trustee (since 2000)
--------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------
Maria F. Dwyer(3)       President                November 2005      Massachusetts Financial Services Company,
(born 12/01/58)                                                     Executive Vice President and Chief
                                                                    Regulatory Officer (since March 2004);
                                                                    Fidelity Management & Research Company,
                                                                    Vice President (prior to March 2004);
                                                                    Fidelity Group of Funds, President and
                                                                    Treasurer (prior to March 2004)
--------------------------------------------------------------------------------------------------------------
Tracy Atkinson(3)       Treasurer                September 2005     Massachusetts Financial Services Company,
(born 12/30/64)                                                     Senior Vice President (since September
                                                                    2004); PricewaterhouseCooper s LLP,
                                                                    Partner (prior to September 2004)
--------------------------------------------------------------------------------------------------------------
Christopher R.          Assistant Secretary and  July 2005          Massachusetts Financial Services Company,
Bohane(3)               Assistant Clerk                             Vice President and Senior Counsel (since
(born 1/18/74)                                                      April 2003); Kirkpatrick & Lockhart LLP
                                                                    (law firm), Associate (prior to April
                                                                    2003); Nvest Services Company, Assistant
                                                                    Vice President and Associate Counsel
                                                                    (prior to January 2001)
--------------------------------------------------------------------------------------------------------------
Ethan D. Corey(3)       Assistant Secretary and  July 2005          Massachusetts Financial Services Company,
(born 11/21/63)         Assistant Clerk                             Special Counsel (since December 2004);
                                                                    Dechert LLP (law firm), Counsel (prior to
                                                                    December 2004)
--------------------------------------------------------------------------------------------------------------
David L. DiLorenzo(3)   Assistant Treasurer      July 2005          Massachusetts Financial Services Company,
(born 8/10/68)                                                      Vice President (since June 2005); JP
                                                                    Morgan Investor Services, Vice President
                                                                    (January 2001 to June 2005); State Street
                                                                    Bank, Vice President and Corporate Audit
                                                                    Manager (prior to January 2001)
--------------------------------------------------------------------------------------------------------------
Timothy M. Fagan(3)     Assistant Secretary and  September 2005     Massachusetts Financial Services Company,
(born 7/10/68)          Assistant Clerk                             Vice President and Senior Counsel (since
                                                                    September 2005); John Hancock Advisers,
                                                                    LLC, Vice President and Chief Compliance
                                                                    Officer (September 2004 to August 2005),
                                                                    Senior Attorney (prior to September 2004);
                                                                    John Hancock Group of Funds, Vice
                                                                    President and Chief Compliance Officer
                                                                    (September 2004 to December 2004)
--------------------------------------------------------------------------------------------------------------
Mark D. Fischer(3)      Assistant Treasurer      July 2005          Massachusetts Financial Services Company,
(born 10/27/70)                                                     Vice President (since May 2005); JP Morgan
                                                                    Investment Management Company, Vice
                                                                    President (prior to May 2005)
--------------------------------------------------------------------------------------------------------------
Brian T. Hourihan(3)    Assistant Secretary and  September 2004     Massachusetts Financial Services Company,
(born 11/11/64)         Assistant Clerk                             Vice President, Senior Counsel and
                                                                    Assistant Secretary (since June 2004);
                                                                    Affiliated Managers Group, Inc., Chief
                                                                    Legal Officer/ Centralized Compliance
                                                                    Program (January to April 2004); Fidelity
                                                                    Research & Management Company, Assistant
                                                                    General Counsel (prior to January 2004)
--------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)       Assistant Treasurer      April 1997         Massachusetts Financial Services Company,
(born 11/13/57)                                                     Vice President
--------------------------------------------------------------------------------------------------------------
Susan Newton(3)         Assistant Secretary and  May 2005           Massachusetts Financial Services Company,
(born 03/07/50)         Assistant Clerk                             Senior Vice President and Assistant
                                                                    General Counsel (since April 2005); John
                                                                    Hancock Advisers, LLC, Senior Vice
                                                                    President, Secretary and Chief Legal
                                                                    Officer (prior to April 2005); John
                                                                    Hancock Group of Funds, Senior Vice
                                                                    President, Secretary and Chief Legal
                                                                    Officer (prior to April 2005)
--------------------------------------------------------------------------------------------------------------
Susan A. Pereira(3)     Assistant Secretary and  July 2005          Massachusetts Financial Services Company,
(born 11/5/70)          Assistant Clerk                             Vice President and Senior Counsel
                                                                    (since June 2004); Bingham McCutchen LLP
                                                                    (law firm), Associate (January 2001 to
                                                                    June 2004); Preti, Flaherty, Beliveau,
                                                                    Pachios & Haley, LLC, Associate (prior to
                                                                    January 2001)
--------------------------------------------------------------------------------------------------------------
Frank L. Tarantino      Independent Chief        June 2004          Tarantino LLC (provider of
(born 03/07/44)         Compliance Officer                          compliance services), Principal (since
                                                                    June 2004); CRA Business Strategies Group
                                                                    (consulting services), Executive Vice
                                                                    President (April 2003 to June 2004); David
                                                                    L. Babson & Co. (investment adviser),
                                                                    Managing Director, Chief Administrative
                                                                    Officer and Director (February 1997 to
                                                                    March 2003)
--------------------------------------------------------------------------------------------------------------
James O. Yost(3)        Assistant Treasurer      September 1990     Massachusetts Financial Services
(born 06/12/60)                                                     Company, Senior Vice President

--------------------------------------------------------------------------------------------------------------

------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(3) "Interested person" of the trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(4) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters.
    The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.
Messrs. Ives and Sherratt and Mses. Lane and Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 31, 2005, each Trustee served as a board member of 97 funds within the MFS
Family of Funds.

The Fund held a shareholders' meeting in 2005, and will hold a shareholder's meeting at least once every five years thereafter, to elect Trustees.

--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

            (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

            (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

            (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

            (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

            (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    FOR THE MFS FLOATING RATE HIGH INCOME FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation.

    FOR THE MFS HIGH INCOME FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

    FOR ALL OTHER FUNDS:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    The Fund will not:

            (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

    FOR ALL OTHER FUNDS:

    The Fund will not:

            (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.


    For purposes of investment restriction no. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

    FOR MFS LIFETIME RETIREMENT INCOME FUND, MFS LIFETIME 2010 FUND, MFS LIFETIME 2020 FUND, MFS LIFETIME 2030 FUND, MFS LIFETIME 2040 FUND, MFS INTERNATIONAL DIVERSIFICATION FUND, MFS AGGRESSIVE GROWTH ALLOCATION FUND, MFS CONSERVATIVE ALLOCATION FUND, MFS GROWTH ALLOCATION FUND AND MFS MODERATE ALLOCATION FUND:

    In accordance with the Fund's investment program as set forth in its Prospectus, the Fund may invest more than 25% of its assets in any one underlying fund. Although the Fund does not have a policy to concentrate its investments in a particular industry, 25% or more of the Fund's total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying funds.

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PART II - APPENDIX G
--------------------

                     MASSACHUSETTS FINANCIAL SERVICES COMPANY

                       PROXY VOTING POLICIES AND PROCEDURES
     SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004 AND MARCH 15, 2005

    Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

      These policies and procedures include:

            A. Voting Guidelines;

            B. Administrative Procedures;

            C. Monitoring System;

            D. Records Retention; and

            E. Reports.

    A. VOTING GUIDELINES

    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that -- guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long- term economic interests of MFS' clients.

      From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    ELECTION OF DIRECTORS

    MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

      MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

    CLASSIFIED BOARDS

    MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

    NON-SALARY COMPENSATION PROGRAMS

    Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

      MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

      MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

      MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

      MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

    EXPENSING OF STOCK OPTIONS

    While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

    EXECUTIVE COMPENSATION

    MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

    EMPLOYEE STOCK PURCHASE PLANS

    MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

      MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
    (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

      MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    ISSUANCE OF STOCK

    There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    REPURCHASE PROGRAMS

    MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    CUMULATIVE VOTING

    MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

    WRITTEN CONSENT AND SPECIAL MEETINGS

    Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

    INDEPENDENT AUDITORS

    MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes- Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- given the circumstances or the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS -- SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

        a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

        b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

        c. Considers special proxy issues as they may arise from time to time.

      The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

      In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

        a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

        b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

        c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long- term economic interests of MFS' clients, and not in MFS' corporate interests; and

        d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

        The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

      3. GATHERING PROXIES

      Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

        MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

      4. ANALYZING PROXIES

      After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

        Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

        As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

        As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

      5. VOTING PROXIES

      After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

      ----------
      (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

      (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

      C. MONITORING SYSTEM

      It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

        When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

      D. RECORDS RETENTION

      MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

      E. REPORTS

      MFS FUNDS

      Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

      ALL MFS ADVISORY CLIENTS

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

        Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                                  *    *    *    *

                      UNE PROXY VOTING POLICIES AND PROCEDURES UNE invests principally in union and labor sensitive companies, and has retained JMR Financial, Inc. ("JMR") to vote proxies on its behalf. In fulfilling its duties, JMR votes proxies in accordance with proxy voting guidelines based on those established by the AFL-CIO. The AFL-CIO Proxy Voting Guidelines have been developed by the AFL-CIO to serve as a guide for Taft-Hartley and union benefit fund trustees in meeting their fiduciary duties as outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. A summary of the JMR Proxy Voting Guidelines is set forth below, and the Guidelines can be reviewed in their entirety at www.jmr-financial.com/ MFS.

                                    INTRODUCTION
      These Proxy Voting Guidelines address a broad range of issues, including the Election of Directors, Stock Options, Executive Compensation, and Changes in Control.

        JMR holds the position that all votes should be reviewed on a company-by-company basis and that no issue should be considered routine. It is our resolve that each issue will be evaluated in the context of the company under examination and will be subject to an analysis of the economic impact an issue may have on long-term shareholder value. We will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan members. Our policies also take into consideration actions which promote good corporate governance through the proxy voting process. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

        For those issues not described in these Policies, JMR will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, on a case-by-case basis.

                                 AUDITOR STANDARDS
                                      AUDITORS
      JMR's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002 (the "Act"). The Act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's Auditor. The Auditor must report directly to the Audit Committee. The Audit Committee must be given the authority and funding to engage independent counsel and other advisors. That withstanding, this policy is that only shareholders should have the express right to select an external Auditor.

        In addition to the Act's stated "Prohibited Non-Audit Services," we closely examine those instances when the Auditor earns fees for professional services other than those rendered in connection with the audit of the company's annual (10-K) and quarterly (10-Q) financial statements. We hold that the Audit Committee should be aware of all other consulting services that the external Auditor performs for the company. We believe that the less involved company management is in the hiring and oversight of the external Auditor, the less likely it is that management can influence or impede the Auditor's independence.

        To minimize management's influence on the external Auditor, we recommend that additional disclosures of supplemental services provided to the company by external Auditors should be required. Such disclosures should include the percentage of total costs that are associated with audit, tax and other consulting services (contract internal audit, business assurance, etc.) provided by the external Auditor.

        It follows that where Auditors have been complacent in their responsibilities or where, in the previous year, the previous Auditor was replaced for adhering to strict accounting practices, the voting fiduciary should vote against the incoming Auditor.

        This policy is against proposals to ratify the acts of Auditors for the previous financial year. A vote in favor of such proposals could waive shareholders' rights to take legal action against the Auditors unless they are found to have withheld information from shareholders or provided false or misleading information to them at or before the annual meeting. It is not in shareholders' interest to surrender a legal right that they may, in a rare case, wish to exercise.

                                 BOARD OF DIRECTORS
                               ELECTION OF DIRECTORS
      The Election of Directors usually occurs under two circumstances: uncontested elections and contested elections. While greater scrutiny must be paid to those situations where a change of control is proposed in the context of a contested election for the Board of Directors, particular attention must always be paid to the qualifications and performance of Directors as well as their ability to critically focus on the management of the company.

        As a general policy, the following factors should always be taken into consideration:

          o Qualifications of Individual Directors including industry expertise, financial and venture capital experience, strategic contacts and connections, time spent working with companies of similar size or at similar stages in the growth curve, and so on;

          o The company's performance relative to its peer group and the market indices against which the company is measured;

          o The independence of the Directors (as is more fully described in the Policies, below);

          o The Board's overall management of the company focuses on whether it is effectively serving the best interests of the company's shareholders;

          o Company management's track record;

          o The attendance records of Directors, which should not fall below 75 percent;

          o The competing time commitments that are faced when Director candidates serve on multiple boards. The ability of a Director to devote the time required to be a responsible and contributing member of the Board is lessened when that Director serves on multiple company Boards. With respect to Directorships of major corporations, it would be extraordinary for an individual who is spending his or her full time doing Board work to be an effective contributor on more than two additional large company boards;

          o Chapter 7 bankruptcy, Securities and Exchange Commission violations, and criminal offenses by an individual Director;

          o The views of employee and shareholder groups with respect to particular circumstances at a company;

          o What each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

          o Whether the company's Chief Executive Officer ("CEO") is also the Chairman of the Board.

                               INDEPENDENT DIRECTORS
      This policy holds that a majority of the Board should be Independent of the company and its management. A Board consisting of a majority of Independent Directors is critical to ensure that the Board exercises good judgment in carrying out its responsibilities and duties to select and compensate management in a value-enhancing manner for shareholders. In addition, a Board consisting of a majority of Independent Directors will have the power to exercise effective oversight of top management particularly when this involves challenging management decisions and questioning management performance. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of the employees and the communities in which they operate, as opposed to company shareholders.

        With regard to the definition of an Independent Director, no Director qualifies as Independent unless the Director has no material relationship with the company other than the Directorship position. When assessing the materiality of a Director's relationship with the company, the issue should be considered not merely from the standpoint of the Director, but also from that of the persons or the organizations with which the Director has an affiliation.

        A director is considered NOT INDEPENDENT if he or she:

          o Is, or has been, employed by the company or an affiliate;

          o Is one of the company's paid advisors/consultants;

          o Is, or is affiliated with a company that is, an adviser or consultant to the Company or a member of the Company's senior management;

          o Is, or is affiliated with a company that is, a significant customer or supplier;

          o Is employed by, or is affiliated with, a Foundation or University that receives grants or endowments from the company;

          o Has a personal services contract with the company;

          o Is related to a Director or Officer of the company;

          o Is an Officer of a firm on which the CEO or Chairman of the Board is also a Board member;

          o Is employed by a public company at which an Executive Officer of the company serves as a Director; or

          o Is a member of the immediate family of any person described above.

              INDEPENDENT, NOMINATING, COMPENSATION & AUDIT COMMITTEES This policy supports the notion that the Nominating, Compensation, and Audit Committees of the Board should consist entirely of Independent Directors. The reasoning is that 100 percent Independence is necessary for the proper functioning and oversight of these committees, which must serve as overseers of the company and its management.

                                  AUDIT COMMITTEE
      For companies with a market capitalization above $200 million, the Audit Committee should be composed of entirely Independent Directors. In addition, a Director who meets the definition of Independence mandated for all Audit Committee members, but who also holds 5% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee. We hold the position that allowing such a Director to be a non-voting committee member fairly balances the value of significant shareholder participation in Committee discussions against the risk that significant shareholders may have interests diverging from those of other shareholders.

        The Audit Committee chair should have accounting or related financial management expertise. In addition, for companies with a market capitalization above $200 million, (a) at least three members of an Audit Committee should be "financially literate" (or become so within a reasonable period of time), and (b) at least one member of the committee should have accounting expertise. This will better enable the Audit Committee to evaluate independently the information it receives, to recognize problems, to seek appropriate solutions, and to perform its job.

                               COMPENSATION COMMITTEE
      The Compensation Committee should be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                     NOMINATING/ CORPORATE GOVERNANCE COMMITTEE
      In the absence of an independent Nominating Committee, the CEO inevitably dominates the nomination process. If at the time of initial selection a Director feels heavily indebted to the CEO for his or her place on the Board, it can hinder the Director's ability to exercise effective oversight of the CEO. In addition, there is always a risk that the CEO will seek to populate the Board with individuals who are unwilling to challenge the existing management. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. Thus, it is vital that the Nominating Committee be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                  SEPARATE OFFICES OF CHAIRMAN OF THE BOARD & CEO
      One factor that has a large direct impact on a company's financial performance is the power of the CEO relative to the Board of Directors. The CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. One of the principal functions of the Board is to monitor and evaluate the performance of the CEO. When the CEO of the company is also the Chairman of the Board, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. This unity of power causes concern about whether having a CEO who is also the Chairman of the Board best serves the company's shareholders. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. The principal argument in favor of a separate CEO and Chairman of the Board is that the separation enhances the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow Director leads the Board. In addition, this separation guards against cases where a CEO seeks first to serve himself or herself and only secondarily the company's shareholders.

        Proposals seeking to separate the positions of Chairman and CEO should be supported. However, a company with a market capitalization below $200 million will in general have a limited group of leaders who can provide support an input necessary to create value, difficulty attracting qualified Directors, and difficulty absorbing the costs of retaining those directors. It may be appropriate in these instances for the position of CEO and Chairman of the Board to be held by the same individual for some period of time.

                                 CLASSIFIED BOARDS
      Classified Boards are those that have staggered election terms for Directors. Typically, one-third of a company's Directors are elected in any given year. At issue is whether a Classified Board provides continuity and stability for companies who have implemented this anti- takeover device or whether it alternatively entrenches company. With a Classified Board structure in place, the Directors and management are in a better position to negotiate a better deal for shareholders in the event of an attempted takeover. However, critics of classified board structures argue that such systems entrench Directors and management. By eliminating the risks associated with standing for election annually, Directors lose some measure of accountability to shareholders and become aligned with management. In addition, opponents argue that a Classified Board structure hurts shareholder value by depriving shareholders of takeover premiums. If a company creates a barrier to nonconsensual takeover offers, shareholders are effectively disenfranchised. Currently, all states allow companies to classify their Boards if they have a minimum number of Directors. Most states authorize nine Directors.

        We hold the position that our proxy voting policy favoring Board Declassification can be justified. Empirical studies are inconclusive with respect to its utility as an effective tool for enhancing shareholder value. Moreover, there are indications that institutional investors are capable of rendering sound judgments about the value of offers made for a company without Director or management intervention. Though not a universal problem, staggered boards can reduce Director and manager accountability to shareholders when they are under performing.

                                    TERM LIMITS
      This policy opposes proposals to limit director terms because such limits may prohibit the service by Directors who are otherwise qualified to serve the company. In addition, the imposition of term limits would prevent, in many cases, Directors from developing a level of expertise and complete knowledge set of a firm's financial systems and internal controls. Since other guidelines serve to hold Directors to high standards, the best way to ensure a Director's qualification is to elect him or her annually.

                                 DIRECTOR LIABILITY
      According to state incorporation laws in the United States, Boards have a legal responsibility for the management of a company. The downside is that Directors can face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

        The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation.

        The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and by-laws.

        The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

        Although these three duties set general legal parameters for Directors' obligations, the courts as the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome:
      "the business judgment rule provides that courts should not examine the quality of the Directors" business decisions, but only the procedures followed in reaching those decisions, when determining Director liability."

        The voting fiduciary should generally weigh the need for full Director accountability against the company's need to retain qualified individuals who are willing to serve as Directors. Specifically, proposals to limit Director Liability should be opposed for:

      o breach of duty of loyalty;

      o omissions not committed in good faith or acts committed intentionally or in violation of the law;

      o acts involving unlawful purchase or redemption of stock;

      o payment of unlawful dividends; or

      o receipt of improper personal benefits.

        In addition, limiting liability for Directors when litigation is pending against the company should be opposed.

                                  INDEMNIFICATION
      Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the Director's conduct.

        This policy supports indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their independence. We oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, fiduciaries should:

        Vote against Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

                                    COMPENSATION
                               STOCK OPTION PLANS
      In evaluating a Stock Option Plan, we examine how the proposed plan would increase the company's total potential dilution above that from all existing plans and how this increase would impact shareholders' voting power and economic value. Our vote is based, in part, on a comparison between these company specific factors and allowable total potential dilution levels derived from the company's industry sector and market capitalization peer group within the S&P 400 Index, the S&P 500 Index and the S&P 600 Index. We also evaluate the plan's individual features such as repricing underwater stock options without shareholder approval. If these three criteria were determined to be acceptable, we would generally support including a Stock Option Plan in compensation policies for Executives and Directors as long as this plan also provides challenging performance objectives, which will motivate Executives and Directors to achieve long-term shareholder value.

        In our view, Standard Stock Options reward participants for both superior and sub-par performance in a rising market, and penalize participants during a bear market. Standard Stock Options may also be more expensive than Performance-Based Options. Therefore, this policy holds that some portion of Stock Option grants to Executives and Directors should be Performance-Based. Performance-Based Options tie compensation more closely to company performance, not to the stock market. As a result, participants in Performance-Based Stock Option Plans are rewarded only when company shareholders benefit from stock price appreciation. Premium-Priced and Performance-Vesting Options encourage Executives and Directors to set and meet ambitious but realistic performance targets. Indexed Options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when Stock Options are Performance-Based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which caps income tax deductions for Executive salaries at $1 million. To ensure the full-tax deductibility of Executive pay, companies now tend to pay amounts in excess of $1 million to Executives in the form of incentive-based pay such as stock or stock options.

        Performance-Based Stock Options are defined as one of the following:

      PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met.

      PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant.

      INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index.

      PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

        This policy opposes repricing of underwater stock options. As companies increasingly align Executive and Director pay with performance, many experts defend soaring compensation figures as deserved rewards for strong company performance. That assumption can be undermined by the practice of adjusting the price of options that are underwater after a company's performance falls flat.

                            EXECUTIVE COMPENSATION PLANS
      Pursuant to this policy, we scrutinize Executive Compensation Plans closely, taking into account company performance, individual Executive performance, various compensation plan features, and the potential dilution of shareholders' voting power and economic value that would occur if the Compensation Plan were implemented.

        This policy generally supports linking Executive compensation to long-term company performance. Measures of company performance can include not only financial performance, such as revenue growth and profitability, but also social corporate performance, such as the company's efforts to promote basic human rights domestically and internationally within its operations, compliance to environmental standards, health and safety standards, foreign and domestic labor standards, and downsizing and layoffs standards.

        This policy holds that individual Executives should be compensated based upon their individual contributions to the achievement of the company's objectives. JMR supports Executive Compensation Plans which include appropriate incentives designed to align Executives' interests with the long-term growth and development of the company and the interests of its shareholders. We also believe that there are many ways in which Executives may contribute to building a successful company. While the results of these efforts should eventually appear in the company's financial statements, or be reflected in the company's stock price, many long-term strategic decisions, made in pursuing the company's growth and development, may have little visible impact in the short term.

                  DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION
      Proposals that link Executive compensation to the long-term goals of the company should be supported based upon the compensation factors enumerated above. In addition, proposals that seek to expand disclosure of executive compensation are of value to shareholders as long as such disclosure is not unduly burdensome on the company.

                                 GOLDEN PARACHUTES
      Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests.

        However, since parachutes assure covered Executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

        As a matter of proxy voting policy, management proposals to award golden parachutes should be opposed. Conversely, shareholder proposals that seek to eliminate these compensation mechanisms should be supported. In addition, proposals seeking prior shareholder approval before implementing severance agreements are supported. In light of generous compensation packages already given to most Executives, golden parachutes are unjustified.

                      OUTSIDE DIRECTOR COMPENSATION & BENEFITS
      This policy scrutinizes Director Compensation Plans closely, taking into account company performance; individual Director qualifications and performance; various Director Compensation Plan features; and the potential total dilution of shareholders' voting power and economic value which would occur if the Compensation Plan were implemented.

        JMR holds the position that each Director has the duty and responsibility to oversee the company in a manner which will effectively serve the best interests of the company's shareholders. We believe that Director Compensation should be based upon the Company's successful achievement of its goals, be they strategic and or financial in nature, and the contributions of each Director to the achievement of these goals. We recognize that as a company moves though its life cycle and product cycles, different Director skill sets and qualifications will be needed at different points in time. These might include industry expertise; financial and venture capital experience; strategic contacts and connections; time spent working with companies of similar size or at similar stages in the growth curve; etc. Director Compensation Plans should be formulated, not only to attract and retain the most qualified Directors, but also to provide appropriate incentives to align Directors' interests with the long-term growth and development of the company and the interests of its shareholders

                                CORPORATE GOVERNANCE
                         BROADER PARTICIPATION ON THE BOARD
      This policy supports proposals requesting that companies make efforts to seek more women and minorities to serve on their boards. Gender and ethnic diversity brings different perspectives to boards, which, in turn, can lead to improved corporate performance.

                         INCREASING AUTHORIZED COMMON STOCK
      Increasing the number of shares of a company's common stock should be based upon a persuasive justification for the increase. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement an anti-takeover defense probably do not justify such an increase.

                            BLANK-CHECK PREFERRED STOCK
      We oppose requests that authorize blank check preferred stock - that is, preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review.

                                  REINCORPORATION
      We generally vote in favor of reincorporation in another jurisdiction so long as there is sound justification for doing so and there is no significant diminution of corporate governance, management accountability or workers' rights. With respect to reincorporating to an offshore jurisdiction, we look closely at the company's rationale for such action. Enhancement of shareholder value through tax savings as a result of reincorporating offshore is only one of several factors that are considered when supporting or opposing a proposal to reincorporate.

                      SHAREHOLDER RIGHTS PLANS (POISON PILLS)
      Shareholder Rights Plans, typically known as "Poison Pills," take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, Poison Pills generally allow shareholders to purchase shares from, or sell shares back to, the target company and/or the potential acquirer at a price far out of line with the fair market value. Depending on the type of Pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison Pills insulate management from the threat of change in control and provide the target board with veto power over takeover bids. Because Poison Pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

        This policy on Poison Pills focuses on whether management puts the Poison Pill to a periodic vote of the shareholders, and whether acquisition attempts thwarted by the Pill could be detrimental to the long-term interests of plan beneficiaries. Unless specific circumstances, which serve the long-term interests of plan beneficiaries, are best served, this policy generally opposes Poison Pills.

                             BOARD SIZE & COMPENSATION
      The voting fiduciary should consider voting in favor of changing the board size when there is a satisfactory justification for doing so.

                         SUPERMAJORITY VOTING REQUIREMENTS
      When considering a vote in favor of supermajority voting, consider that these special voting requirements could be used to entrench management or favor a minority shareholder group.

                                 DUAL CLASS VOTING
      The voting fiduciary should consider the principle of one share - one vote when voting on such a proposal. Its impact on share value and the creation of unequal voting rights should be considered.

                                 CUMULATIVE VOTING
      Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a Cumulative Voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

        Cumulative voting is a method for obtaining minority shareholder representation on a Board of Directors and is a way of obtaining Board independence from management and thus, should generally be supported.

                    SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS
      In considering this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company.

                              APPROVING OTHER BUSINESS
      Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval and should be generally opposed.

                             EQUAL ACCESS TO THE PROXY
      Proposals that give shareholders the same ability as management to state their views on contested proxy issues enhance corporate accountability. Therefore, proposals advocating equal access to the proxy should be supported.

                               FAIR-PRICE PROVISIONS
      Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and should be supported.

--------------------
PART II - APPENDIX H
--------------------

                              RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS
                                          ON AN ONGOING BASIS

NAME OF RECIPIENT                                                  PURPOSE OF DISCLOSURE


Bloomberg L.P ...................................................  Analytical tool
Bowne ...........................................................  Typesetting and PrintingServices
Carol Norton ....................................................  Independent Contractor-ProxyVoting
Checkfree .......................................................  Software Vendor
Deloitte & Touche LLP ...........................................  Auditor
Ernst & Young LLP ...............................................  Auditor
Eagle Investment Systems Corp. ..................................  Accounting System
FactSet Research Systems Inc ....................................  Analytical tool
GainsKeeper, Inc ................................................  Accounting System
GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions ............  Software Vendor
G. H. Dean Co. ..................................................  Typesetting and Printing Services
Institutional Shareholder Services Inc ..........................  Proxy Service Provider
ITG, Inc ........................................................  Analytical tool
JP Morgan Chase Bank ............................................  Fund Custodian
JP Morgan Securities ............................................  Analytical Tool
Lehman Brothers .................................................  Analytical tool
Loan Pricing Corp. ..............................................  Fund Pricing
The MacGregor Group .............................................  Software Vendor
Mark-It Partners (Loan X) .......................................  Fund Pricing
Massachusetts Financial Services Company ........................  Fund Management
MFS Fund Distributors, Inc. .....................................  Fund Distribution
Board of Trustees ...............................................  Fund Governance
MSCI BARRA, Inc .................................................  Analytical tool
OMGEO LLC .......................................................  Software vendor
Palmer & Dodge LLP ..............................................  Review Loan Participation Documents
Plexus ..........................................................  Analytical Tool
Radianz .........................................................  Software Vendor
Ropes & Gray LLP ................................................  Legal Counsel
Saloman Analytics Inc ...........................................  Analytical tool
Standard & Poor's Securities Evaluations Services ...............  Fund Pricing
State Street Bank and Trust Company .............................  Custodian, Fund Pricing and Accounting Agent
Wilshire Analytics/Axiom ........................................  Analytical tool

   This list is current as of December 19, 2005, and any additions, modifications or deletions to the list that have occurred since December 19, 2005 are not reflected.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

M F S(SM)
INVESTMENT MANAGEMENT(R)

500 Boylston Street, Boston, MA 02116

                                                            MFS-PART2-SAI-1/06

MASSACHUSETTS INVESTORS GROWTH STOCK FUND       MFS(R)LIFETIME(R)2020 FUND
MASSACHUSETTS INVESTORS TRUST                   MFS(R)LIFETIME(R)2030 FUND
MFS(R)AGGRESSIVE GROWTH ALLOCATION FUND         MFS(R)LIFETIME(R)2040 FUND
MFS(R)BOND FUND                                 MFS(R)LIFETIME(R)RETIREMENT INCOME FUND
MFS(R)CAPITAL OPPORTUNITIES FUND                MFS(R)LIMITED MATURITY FUND
MFS(R)CASH RESERVE FUND                         MFS(R)MID CAP GROWTH FUND
MFS(R)CONSERVATIVE ALLOCATION FUND              MFS(R)MID CAP VALUE FUND
MFS(R)CORE EQUITY FUND                          MFS(R)MODERATE ALLOCATION FUND
MFS(R)CORE GROWTH FUND                          MFS(R)MONEY MARKET FUND
MFS(R)EMERGING GROWTH FUND                      MFS(R)MUNICIPAL BOND FUND
MFS(R)EMERGING MARKETS DEBT FUND                MFS(R)MUNICIPAL HIGH INCOME FUND
MFS(R)EMERGING MARKETS EQUITY FUND              MFS(R)MUNICIPAL INCOME FUND
MFS(R)FLOATING RATE HIGH INCOME FUND            MFS(R)MUNICIPAL LIMITED MATURITY FUND
MFS(R)GLOBAL EQUITY FUND                        MFS(R)NEW DISCOVERY FUND
MFS(R)GLOBAL GROWTH FUND                        MFS(R)NEW ENDEAVOR FUND
MFS(R)GLOBAL TOTAL RETURN FUND                  MFS(R)RESEARCH BOND FUND
MFS(R)GOVERNMENT LIMITED MATURITY FUND          MFS(R)RESEARCH BOND FUND J
MFS(R)GOVERNMENT MONEY MARKET FUND              MFS(R)RESEARCH FUND
MFS(R)GOVERNMENT SECURITIES FUND                MFS(R)RESEARCH INTERNATIONAL FUND
MFS(R)GROWTH ALLOCATION FUND                    MFS(R)STRATEGIC GROWTH FUND
MFS(R)GROWTH OPPORTUNITIES FUND                 MFS(R)STRATEGIC INCOME FUND
MFS(R)HIGH INCOME FUND                          MFS(R)STRATEGIC VALUE FUND
MFS(R)HIGH YIELD OPPORTUNITIES FUND             MFS(R)TECHNOLOGY FUND
MFS(R)INFLATION-ADJUSTED BOND FUND              MFS(R)TOTAL RETURN FUND
MFS(R)INTERMEDIATE INVESTMENT GRADE BOND FUND   MFS(R)UNION STANDARD EQUITY FUND
MFS(R)INTERNATIONAL DIVERSIFICATION FUND        MFS(R)UTILITIES FUND
MFS(R)INTERNATIONAL GROWTH FUND                 MFS(R)VALUE FUND
MFS(R)INTERNATIONAL NEW DISCOVERY FUND          MFS(R)MUNICIPAL STATE FUNDS:
MFS(R)INTERNATIONAL VALUE FUND                  AL, AR, CA, FL, GA, MD, MA, MS,
MFS(R)LIFETIME(R)2010 FUND                      NY, NC, PA, SC, TN, VA, WV

                        SUPPLEMENT TO CURRENT PROSPECTUS

This prospectus supplement supersedes and replaces the funds' prospectus supplement dated February 6, 2006.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED TO EACH PROSPECTUS.

CALCULATION OF INVESTMENT PERFORMANCE

The above-referenced funds (except the MFS Money Market Fund and MFS Government Money Market Fund) offer multiple classes of shares which in many cases were initially offered for sale to, and purchased by, the public on different dates (each an "inception date"). In cases where PostalCodea class of shares (a "Newer Class") is first offered after the inception date of another class (an "Older Class"), the fund has presented total return performance of the Newer Class for periods prior to its inception date by appending the prior performance of the Older Class to the actual performance of the Newer Class ("blended performance"). In doing so, the Older Class performance has been adjusted to take into account differences in sales loads applicable to the two classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

The Older Class used in these blended performance presentations has historically been the class of shares of the fund with the longest performance history. However, certain funds now have more than one class of shares with at least a 10 year performance history -- the longest period required to be shown in fund prospectuses, shareholder reports and sales and marketing literature. Accordingly, for periods ending on and after March 31, 2004, blended performance presentations for Newer Classes of these funds will reflect the prior performance of the Older Class (with at least a 10 year performance history) that has the most similar level of operating expenses as the Newer Class (not necessarily the Older Class with the longest performance history).

For all funds except for the MFS Global Equity Fund, MFS Cash Reserve Fund and MFS Emerging Growth Fund, the new method of selecting the Older Class to be used in blended performance presentations will result in the same or lower total rates of return than were previously shown for the Newer Classes of these funds.

In limited circumstances for the MFS Global Equity Fund, MFS Cash Reserve Fund and MFS Emerging Growth Fund, the new method will result in higher total rates of return than were previously shown for certain Newer Classes for certain periods. For a transitional period lasting until December 31, 2007, these funds will continue to show the lower performance figures (i.e., based on prior performance of the Older Class that was previously used) in their prospectuses and make them available on mfs.com.

Because this change will apply to performance periods ending on or after March 31, 2004, the funds will continue to use the prior methodology in future documents that show blended performance through periods ended prior to that date. For example, because fund prospectuses show calendar year performance, prospectuses dated on or before February 1, 2005, will continue to show blended performance for Newer Classes through December 31, 2003 using the prior methodology.

EFFECTIVE IMMEDIATELY, THE FIRST TWO PARAGRAPHS UNDER THE CAPTION `HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES - OTHER CONSIDERATIONS" IN THE PROSPECTUSES OF THE ABOVE-REFERENCED FUNDS ARE REPLACED IN THEIR ENTIRETY BY THE FOLLOWING:

RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds has adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures adopted by MFS.

PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interests. This policy applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS.

The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

       - out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

       - initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).

In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent excessive trading or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who, on the same day, exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

The MFS funds' ability to impose the above-referenced purchase and exchange limitations is subject to certain limitations discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. In addition, the MFS funds' ability to impose these limitations on shares held through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund.

EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

In addition, to the extent that a fund significantly invests in foreign securities traded on markets that close before the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be their fair value as of the funds' valuation time. To the extent that a fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

REDEMPTION FEE.

The MFS funds identified below charge a 1% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

         MFS High Income Fund
         MFS Municipal High Income Fund
         MFS High Yield Opportunities Fund
         MFS Floating Rate High Income Fund
         MFS Emerging Markets Equity Fund
         MFS International New Discovery Fund
         MFS New Discovery Fund

The funds reserve the right to change the redemption fee period or amount of redemption fees charged.

GENERAL. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

FOR FUNDS WITH A REDEMPTION FEE, THE REDEMPTION FEE IS NOT CHARGED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

           1. transactions by accounts that the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial intermediary or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee will be imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

           2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee will apply to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

           3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll reduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

           4. transactions by the MFS funds of funds including, without limitation, the MFS Lifetime Funds, MFS Asset Allocation Funds and MFS International Diversification Fund;

           5. transactions following the death or disability of any registered shareholder, beneficial owner, or grantor of a living trust with respect to shares purchased before death or disability;

           6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

           7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

           8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

           9. transactions involving 529 share classes, R share classes or class J shares of the fund (if offered); and

          10. transactions due to a failure to meet account minimums, to pay account fees funded by share redemptions, and other similar non-discretionary transactions (e.g., in connection with fund mergers/ acquisitions/liquidations).

In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries. In addition, if an omnibus account holder informs the funds or their agents that it has the systematic capability to assess the redemption fee at the individual account level but is unable to assess the fee in all circumstances under the funds' policies, the funds and their agents reserve the right to permit the imposition of the fee under these limited circumstances.

These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time which may address such topics as the documentation necessary for the funds to recognize a disability and determination of the application of the redemption fee in various circumstances (such as to certain individual account transactions with respect to shares held through an omnibus account), among others.

Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED AFTER THE LAST PARAGRAPH UNDER THE CAPTION "MANAGEMENT OF THE FUND - INVESTMENT ADVISER," IN THE PROSPECTUS OF EACH OF THE ABOVE-REFERENCED FUNDS.

DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "select a fund" on the MFS website (mfs.com), the following information is generally available to you:

INFORMATION                               APPROXIMATE DATE OF POSTING TO WEBSITE
-----------                               --------------------------------------
Fund's top 10 securities holdings         14 days after month end
as of each month's end

Fund's full securities holdings           29 days after month end
as of each month's end

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

EFFECTIVE IMMEDIATELY, THE SECOND PARAGRAPH UNDER THE CAPTION "HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES - HOW TO EXCHANGE SHARES - EXCHANGE PRIVILEGE" FOR MFS INTERNATIONAL DIVERSIFICATION FUND AND MFS STRATEGIC VALUE FUND IS HEREBY RESTATED AS FOLLOWS:

Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. Class R, class R1, class R2, class R3, class R4 and class R5 shares of the fund held by eligible retirement plans may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus); except as noted below, this exchange privilege does not apply to MFS Serviced Plans. Class R and class R3 shares of the fund held by a MFS Serviced Plan may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus); provided that the MFS Serviced Plan held class R or class R3 shares on March 31, 2005. In addition, class A and class I shares of the fund may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus). Class R shares of the fund may be exchanged for shares of certain other MFS funds that offer class R shares.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED TO THE PROSPECTUS UNDER SECTION VII "OTHER INFORMATION" BETWEEN "PRICING OF FUND SHARES" AND "DISTRIBUTION OPTIONS":


FOR MFS HIGH INCOME FUND, MFS HIGH YIELD OPPORTUNITIES FUND AND MFS MUNICIPAL HIGH INCOME FUND:

DISTRIBUTIONS.
The fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.


EFFECTIVE IMMEDIATELY, THE SECTION ENTITLED "DESCRIPTION OF SHARE CLASSES - DISTRIBUTION AND SERVICE FEES" IS HEREBY RESTATED AS FOLLOWS:

FOR MFS TOTAL RETURN FUND:

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and service fees to support the sale and distribution of class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares, and the services provided by financial intermediaries. These distribution and service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes: 0.25% for class R4 shares (consisting of a 0.25% service fee); 0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); 0.50% for class 529A, class R, class R2 and class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for class B, class C, class 529B and class 529C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). A portion of the class 529A distribution fee equal to 0.10% is currently in effect; the remaining portion is not in effect but may be implemented on such date as the Board of Trustees may determine. Assets attributable to class A shares sold prior to October 1, 1989 are subject to a service fee of 0.15% annually. To the extent the class A service fees paid under the distribution plan do not exceed 0.25% annually, the fund may pay the remaining amount of service fees available under the plan for distribution-related expenses. These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. The fund has not adopted a Rule 12b-1 plan with respect to its class I or R5 shares. For more information regarding the fund's Rule 12b-1 Plan, see the SAI.

FOR MFS RESEARCH FUND:

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and service fees to support the sale and distribution of class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares, and the services provided by financial intermediaries. These distribution and service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes:
0.25% for class R4 shares (consisting of a 0.25% service fee); 0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); 0.50% for class 529A, class R, class R2 and class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for class B, class C, class 529B and class 529C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). A portion of the class 529A distribution fee equal to 0.10% is currently in effect; the remaining portion is not in effect but may be implemented on such date as the Board of Trustees may determine. Assets attributable to class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. To the extent the class A service fees paid under the distribution plan do not exceed 0.25% annually, the fund may pay the remaining amount of service fees available under the plan for distribution-related expenses. These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. The fund has not adopted a Rule 12b-1 plan with respect to its class I or R5 shares. For more information regarding the fund's Rule 12b-1 Plan, see the SAI.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED TO EACH FUND'S PROSPECTUS:

LEGAL PROCEEDINGS. On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of placeStreetNew Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (IN RE MUTUAL FUNDS INVESTMENT LITIGATION (ALGER, COLUMBIA, JANUS, MFS, ONE GROUP, PUTNAM, ALLIANZ DRESDNER), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are RIGGS V. MFS ET AL., Case No. 04-CV-01162-JFM (direct), HAMMERSLOUGH
V. MFS ET AL., Case No. 04-MD-01620 (derivative), ANITA WALKER V. MFS ET AL., Case No. 1:04-CV-01758 (ERISA), and REAVES V. MFS SERIES TRUST I, ET AL., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (FORSYTHE V. SUN LIFE FINANCIAL INC., ET AL., No. 04cv10584 (GAO) (a consolidated action) and MARCUS DUMOND, ET AL. V. MASSACHUSETTS FINANCIAL SERVS. PLACECO., ET AL., No. 04cv11458 (GAO)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants filed separate motions to dismiss all claims of the various lawsuits (except REAVES, which has not been separately briefed). On November 3, 2005, the district judge considering the motions to dismiss the RIGGS and HAMMERSLOUGH actions issued memoranda indicating that he intends to grant in part and deny in part defendants' motions in these actions. Orders consistent with the court's memoranda were issued on March 1, 2006. On February 27, 2006, the district judge considering the motion to dismiss the CITYPLACEWALKER action granted in part and denied in part such motion. On January 19, 2006, the district judge considering the FORSYTHE and DUMOND actions denied defendants' motion to dismiss the DUMOND action and granted in part (including dismissing all claims against the Trustees and Sun Life Financial, Inc.) and denied in part defendants' motion to dismiss the FORSYTHE action. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. It is not clear whether any amounts paid in connection with the above regulatory settlements will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

                   THE DATE OF THIS SUPPLEMENT IS MAY 1, 2006.

Class A Shares
Class B Shares
Class C Shares
Class I Shares

--------------------------------------------------------------------------------
MFS INTERNATIONAL GROWTH FUND                         PROSPECTUS OCTOBER 1, 2006

This Prospectus describes the MFS International Growth Fund. The investment objective of the fund is to seek capital appreciation.

[TABLE OF CONTENTS
------------------
RISK RETURN SUMMARY
EXPENSE SUMMARY
CERTAIN INVESTMENT STRATEGIES AND RISKS
MANAGEMENT OF THE FUND
DESCRIPTION OF SHARE CLASSES
HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES
OTHER INFORMATION
FINANCIAL HIGHLIGHTS                          ]

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

     I. RISK RETURN SUMMARY

-    INVESTMENT OBJECTIVE

     The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT STRATEGIES

     MFS normally invests the fund's assets primarily in foreign equity securities, including emerging market equity securities.

     MFS focuses on investing the fund's assets in the stock of companies it believes to have above average earnings growth potential compared other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

     MFS may invest the fund's assets in companies of any size.

     MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include earnings, price, cash flows, growth potential, and management ability. Quantitative analysis of these and other factors may also be considered.

     MFS may also invest the fund's assets in derivatives.

-    PRINCIPAL INVESTMENT TYPES

     - EQUITY SECURITIES: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stock, and depository receipts for those securities.

     - DERIVATIVES: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, indexed securities, inverse floating rate instruments, swaps, caps, floors, and collars.

-    PRINCIPAL RISKS

     The principal risks of investing in the fund are:

     - STOCK MARKET RISK: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. In the short term, prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stock of growth companies can react differently from the stock of value companies, and the stock of large cap companies can react differently from the stock of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic effect on stock markets.

     - COMPANY RISK: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

     - GROWTH COMPANY RISK: The stock of growth companies can be more sensitive to the company's earnings and more volatile than the market in general.

     - FOREIGN RISK: Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country's economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

     - CURRENCY RISK. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

     - EMERGING MARKETS RISK: Emerging markets investments can involve additional and greater risks than the risks associated with investments in developed foreign markets securities. Emerging markets typically have less economic development, market structure and depth and regulatory oversight than developed countries. Emerging markets can also be subject to greater political, social, and economic instability. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

     - GEOGRAPHIC CONCENTRATION RISK: Because MFS may invest a relatively large percentage of the fund's assets in issuers located in a single country, a small number of countries, or a particular geographic region, the fund's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

     - DERIVATIVES RISK: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives' original cost. Derivatives can be less liquid than other types of investments.

     - MANAGEMENT RISK: MFS' analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies.

     - COUNTERPARTY AND THIRD PARTY RISK: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.

     - LIQUIDITY RISK: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

     - LEVERAGING RISK: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, loans of portfolio securities, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

     - As with any mutual fund, you could lose money on your investment in the fund.

     AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

     - how the fund's performance over time compares with that of a broad measure of market performance, and

     - returns before the deduction of taxes and returns after the deduction of certain taxes for Class A shares.

     The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results may differ.

     BAR CHART

     The bar chart shows changes over time in the annual total returns of Class A shares for each calendar year for the past ten years, assuming the reinvestment of distributions. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares. If these sales charges were included, they would reduce these returns. The return of the fund's other classes of shares will differ from the Class A share returns shown in the bar chart, depending upon the expenses of those classes.

                                     [CHART]

CALENDAR YEAR   GAIN OR LOSS (%)
1996                   4.52
1997                   2.22
1998                  (0.34)
1999                  32.48
2000                 (11.37)
2001                 (17.28)
2002                 (12.13)
2003                  36.03
2004                  17.54
2005                  13.95

     The total return for the six-month period ended June 30, 2006, was 9.10%. During the periods shown in the bar chart, the highest quarterly return was 26.61% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (17.46)% (for the calendar quarter ended September 30, 1998).

     PERFORMANCE TABLE

     This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for Class A shares, this table shows Class A average annual total returns:

     - after the deduction of taxes on distributions made on Class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"), and

     - after the deduction of taxes on both distributions made on Class A shares and on redemption of Class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                 1 YEAR   5 YEAR   10 YEAR

RETURNS BEFORE TAXES
   Class B Shares, With CDSC (Declining Over
   Six Years From 4% to 0%)                       9.23%    4.88%    4.61%
   Class C Shares, With CDSC (1% for
   12 Months)                                    12.22%    5.19%    4.63%
   Class I Shares, at Net Asset Value            14.35%    6.90%    6.02%
   Class A Shares, With Initial Sales
   Charge (5.75%)                                 7.40%    4.53%    4.55%
RETURNS AFTER TAXES (CLASS A SHARES ONLY)
   Class A Shares' Return After Taxes on
   Distributions, With Initial Sales              7.09%    4.47%    4.12%
   Charge (5.75%)
   Class A Shares' Returns After Taxes on
   Distributions and Sale of Class A Shares       5.22%    3.90%    3.73%
   With Initial Sales Charge (5.75%)
BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
   Morgan Stanley Capital International (MSCI)
   EAFE (Europe, Australasia, Far East)          13.64%    2.23%    3.59%
   Growth Index+**

----------
+    Source: Factset Research Systems Inc.

** The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Growth Index measures non-U.S. growth stocks.

     All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

     The fund commenced investment operations on October 24, 1995, with the offering of Class A and Class B shares, and subsequently offered Class C shares on July 1, 1996 and Class I shares on January 2, 1997.

     Performance (in the Average Annual Total Returns Table only) for Class I shares includes the performance of the fund's Class A shares for periods prior to their offering. Performance for Class C shares includes the performance of the fund's Class B shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than those of the share class to which they are blended, and lower performance for share classes with lower operating expenses than those of the share class to which they are blended.

     Prior to November 30, 1998, Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), managed certain assets of the fund. MFS assumed all portfolio management responsibilities from FCM and FCEM for the fund on November 30, 1998. Performance information for periods prior to November 30, 1998 reflects this former sub-investment advisory relationship.

     II. EXPENSE SUMMARY

-    EXPENSE TABLE

     This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. The annual fund operating expenses are based on expenses incurred during the fund's most recently completed fiscal year. The fund's annual operating expenses may vary in future years.

SHAREHOLDER FEES (fees paid directly from your investment)

                                          CLASS A    CLASS B  CLASS C  CLASS I

Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
offering price)                            5.75%       N/A      N/A      N/A
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase
price or redemption proceeds,
whichever is less)                     See Below(#)   4.00%    1.00%     N/A

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees                            0.90%      0.90%    0.90%    0.90%
Distribution and Service (12b-1)
Fees(1)                                    0.35%      1.00%    1.00%     N/A
Other Expenses(2)(3)                       0.38%      0.38%    0.38%    0.38%
                                          -----      -----    -----    -----
Total Annual Fund Operating
Expenses(2)                                1.63%      2.28%    2.28%    1.28%
   Fee Reductions(3)                      (0.00)%    (0.00%)  (0.00%)  (0.00%)
                                          -----      -----    -----    -----
   Net Expenses(2)                         1.63%      2.28%    2.28%    1.28%

# An initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if you are investing through a retirement plan and your Class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase.

(1) The fund's Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund's Class A, Class B, and Class C shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees."

(2) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(3) MFS has agreed in writing to bear the fund's expenses such that "Other Expenses," determined without giving effect to the expense reduction arrangements described above do not exceed 0.40% annually. This written agreement excludes management fees, distribution fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the fund's investing activities. This written agreement will continue until at least September 30, 2007.

-    EXAMPLE OF EXPENSES

     THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

     The examples assume that:

     - You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     - The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to the fund's "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary - Expense Table" above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

SHARE CLASS                               YEAR 1   YEAR 3   YEAR 5   YEAR 10

Class A shares                             $731    $1,060   $1,411    $2,397
Class B shares(1)
   Assuming redemption at end of period    $631    $1,012   $1,420    $2,453
   Assuming no redemption                  $231    $  712   $1,220    $2,453
Class C shares
   Assuming redemption at end of period    $331    $  712   $1,220    $2,615
   Assuming no redemption                  $231    $  712   $1,220    $2,615
Class I shares                             $130    $  406   $  702    $1,545

----------
(1) Class B shares convert to class A shares approximately eight years after purchase; therefore, years nine and ten reflect class A expenses.

     III. CERTAIN INVESTMENT POLICIES AND RISKS

-    TURNOVER

     MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies. Frequent trading can result in higher taxable gain distributions to shareholders and increases transaction costs, which may reduce the fund's return.

-    TEMPORARY DEFENSIVE POLICY

     In response to market, economic, political, or other conditions, MFS may depart from the fund's principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund's performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

-    FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

     Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund's Statement of Additional Information ("SAI").

     IV. MANAGEMENT OF THE FUND

-    INVESTMENT ADVISER

     Massachusetts Financial Services Company ("MFS"), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for the fund. Subject to the supervision of the Board of Trustees, MFS is responsible for managing the fund's investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

     For the fiscal year ended May 31, 2006, the fund paid MFS an effective management fee equal to 0.90% of the fund's average daily net assets. The management fee set forth in the Investment Advisory Agreement is an annual rate of 0.90% of the first $1 billion of the fund's average daily net assets; 0.80% of the next $1 billion of the fund's average daily net assets; and 0.70% in excess of $2 billion of the fund's average daily net assets.

     A discussion regarding the basis for the Board of Trustees approval of the Investment Advisory Agreement is available in the fund's most recent semi-annual report for the six-month period that ended November 30, 2005.

     MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $[_] as of [_].

     DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a fund" on the MFS Web site (MFS.COM), the following information is generally available to you:

     INFORMATION                            APPROXIMATE DATE OF POSTING TO WEB
                                            SITE

     Fund's top 10 securities holdings as   14 days after month end
     of each month's end

     Fund's full securities holdings as     29 days after month end
     of each month's end

     Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

-    PORTFOLIO MANAGER(S)

     Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.

     PORTFOLIO MANAGER   PRIMARY ROLE   SINCE   TITLE AND FIVE YEAR HISTORY
     -----------------   ------------   -----   --------------------------------
     Barry Dargan          Portfolio    2001    Senior Vice President of MFS;
                           Manager              employed in the investment
                                                management area of MFS since
                                                1996.

-    ADMINISTRATOR

     MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is reimbursed for a portion of the costs it incurs in providing these services, including the costs of third parties who provide certain of these services.

-    DISTRIBUTOR

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

-    SHAREHOLDER SERVICING AGENT

     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. Under the Agreement, MFSC may receive a fee based on the costs it incurs in providing these services, including the costs of third parties who provide certain of these services and out-of-pocket expenses, plus a target profit margin.

     V. DESCRIPTION OF SHARE CLASSES

     The fund offers Class A, Class B, Class C, and Class I shares through this prospectus. The fund also offers an additional class of shares, Class W shares. Class W shares are made available to fee-based wrap programs through a separate prospectus provided to investors eligible to purchase them.

     Shareholders of another class of the fund may request that their shares be converted into Class W shares of the same fund, if they satisfy the eligibility requirements for Class W shares. Conversions to Class W shares may not be available if your account is not held through a financial intermediary sponsor of a fee-based wrap program that has entered into an agreement with MFD to offer Class W shares to clients of the fee-based wrap program. If your account is held through a financial intermediary of a fee-based wrap program, please contact your financial intermediary sponsor of the fee-based wrap program to determine if Class W shares are available to you and to learn about other rules that may apply.

     If a shareholder of another class of the fund converts to Class W shares of the fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day's net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares. A conversion between share classes in the same fund is a nontaxable event.

     Class I shares generally are available only to the following eligible investors:

     - certain retirement plans established for the benefit of employees and former employees of MFS or its affiliates;

     -    funds distributed by MFD that invest primarily in shares of MFS funds;

     - retirement plans, endowments or foundations that: (i) have, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (ii) invest at least $10 million in Class I shares of the fund and other MFS funds;

     - bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in Class I shares of the fund, or (ii) have, at the time of purchase of Class I shares, aggregate assets of at least $10 million invested in Class I shares of the fund and other MFS funds; and

     - certain retirement plans offered, administered, or sponsored by insurance companies, as permitted by MFD based on their overall relationship with MFS.

     In addition, MFD may accept, in its sole discretion, investments in Class I shares from purchasers not listed above or that do not meet these qualification requirements.

-    SALES CHARGES AND WAIVERS

     You may be subject to an initial sales charge when you purchase Class A, or a CDSC when you redeem Class A, Class B, or Class C shares. These sales charges are paid to MFD.

     In the circumstances described below, you may qualify for a sales charge waiver for purchases or redemptions of Class A, Class B, or Class C shares. In addition, other sales charge waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investment programs (e.g., certain wrap accounts or fund supermarket investments). Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI, which is available to you free of charge, and on the fund's Web site at MFS.COM. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as retirement accounts and 529s plans, or certain accounts that you may have with your financial intermediary. Waivers may be eliminated, modified, and added at any time without providing advance notice.

     CLASS A SHARES

     You may purchase Class A shares at the offering price (which includes the applicable initial sales charge). In some cases, you may purchase Class A shares without an initial sales charge; in these cases, you will generally be subject to a 1% CDSC upon redemption within 12 months of your purchase.

     The amount of the initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as follows:

                                    INITIAL SALES CHARGE* AS PERCENTAGE OF:
                                    ---------------------------------------
                                          GROSS PURCHASE
                                         AMOUNT (OFFERING   NET AMOUNT
AMOUNT OF PURCHASE                            PRICE*)        INVESTED

Less than $50,000                              5.75%           6.10%
$50,000 but less than $100,000                 4.75%           4.99%
$100,000 but less than $250,000                3.75%           3.90%
$250,000 but less than $500,000                2.75%           2.83%
$500,000 but less than $1,000,000              2.00%           2.04%
$1,000,000 or more                            None**          None**

* Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.

**   A 1% CDSC will generally apply to such purchases.

     You pay no initial sales charge when you invest $1 million or more in Class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed within a reasonable period of time a specified threshold determined by
     MFD). However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

     CLASS B SHARES

     You may purchase Class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4% during the first year to 0% after six years).

     The CDSC is imposed according to the following schedule:

     YEAR OF REDEMPTION   CONTINGENT DEFERRED
       AFTER PURCHASE        SALES CHARGE
     First                        4%
     Second                       4%
     Third                        3%
     Fourth                       3%
     Fifth                        2%
     Sixth                        1%
     Seventh                      0%

     If you hold Class B shares for approximately eight years, they will convert to Class A of the fund. All Class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class B shares in your account convert to Class A shares, a proportionate number of the Class B shares in the sub-account will also convert to Class A shares.

     CLASS C SHARES

     You may purchase Class C shares at net asset value without an initial sales charge. However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

     CLASS I SHARES

     Eligible investors may purchase Class I shares at net asset value without an initial sales charge or a CDSC upon redemption.

     SALES CHARGE WAIVERS OR REDUCTIONS

     Below is a summary of certain investor programs whereby the applicable sales charge may be waived or reduced. You or your financial intermediary must inform MFSC upon purchasing fund shares of your intention to invest in a fund under one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

                                     INVESTMENTS ELIGIBLE FOR:
                          ----------------------------------------------
                          WAIVED INITIAL   REDUCED INITIAL
     PROGRAM               SALES CHARGE      SALES CHARGE    WAIVED CDSC
     -------------------------------------------------------------------
     Letter of Intent                              X
     Right of
     Accumulation                                  X
     Automatic Exchange
     Plan                        X*
     Exchange Privilege          X*
     Systematic
     Withdrawal Plan                                              X**
     Distribution
     Reinvestment                X
     Distribution
     Investment Program          X
     Other Sales Charge
     Waivers                     X                                X

     * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases.

     **   Not available for Class A shares.

     LETTER OF INTENT (LOI). You may pay a reduced or no initial sales charge on purchases of Class A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund (and the MFS Fixed Fund or other bank collective investment fund offered by MFS) within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

     For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.

     To establish a LOI, you may complete the Letter of Intent section of the Account Application or a separate Letter of Intent Application available from MFSC. In order to benefit from the LOI, you or your financial intermediary must inform MFSC that the LOI is in effect each time shares of a fund are purchased.

     RIGHT OF ACCUMULATION (ROA). Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts in any class of any MFS fund (and the MFS Fixed Fund or other bank collective investment fund offered by MFS), based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

     LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your current purchase of shares of an MFS fund with the value of existing accounts held with the MFS funds (or the MFS Fixed Fund or other bank collective investment fund offered by MFS) by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

     Eligible accounts that you may link under a LOI and ROA may include:

          - Individual accounts;

          - Joint accounts;

          - Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

          - MFS 529 College Savings Plan accounts;

          - Certain single-participant retirement plan accounts;

          - Certain Individual Retirement Accounts;

          - Uniform Gifts/Transfers to Minor Acts accounts; and

          - Accounts held in the name of your financial intermediary on your behalf, except accounts investing in Class W shares of certain MFS funds.

     In order to link such accounts under a LOI or ROA, the broker-dealer of record at the time of your current purchase must be the broker-dealer of record for any additional accounts to be linked. MFS fund shares held as follows cannot be combined with your current purchase for purposes of a LOI or ROA:

     - Shares held indirectly through financial intermediaries other than the broker-dealer of record for your current purchase (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment adviser); or

     - Shares held directly in a MFS fund account on which the broker-dealer of record is different than the broker-dealer of record for your current purchase.

     It is your responsibility to inform the broker-dealer of record for your current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. If you have not designated a broker-dealer of record, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker-dealer of record) with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of a LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing your purchase order.

          SPECIAL NOTE FOR LOI OR ROA ELIGIBLE ACCOUNTS LINKED PRIOR TO MAY 1, 2006. Any LOI or ROA eligible accounts linked prior to May 1, 2006, will remain linked to the extent the broker-dealer of record information for such accounts is not modified. In the event you change the broker-dealer of record for any such account, your accounts will no longer be eligible to be linked under a LOI or ROA. In addition, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

     AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in a MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in a MFS fund for shares of the same class of other MFS funds. You may make exchanges of at least $50 to up to six different MFS funds under this plan. Exchanges will generally be made at net asset value without any sales charges and are excluded from the funds' exchange limitation policy. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange Class A shares out of the MFS Cash Reserve Fund into Class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.

     SYSTEMATIC WITHDRAWAL PLAN. If you have an account balance of at least $5,000 in a MFS fund, you may elect to receive (or designate someone else to receive) regular periodic payments (generally at least $100 at time of set up) through an automatic redemption of Class A, Class B, or Class C shares. For Class B and Class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan) and you will not incur a CDSC when Class B and Class C shares are redeemed under this plan. For Class A shares, there is no similar percentage limitation, but you may incur a CDSC when Class A shares are redeemed under this plan.

     DISTRIBUTION REINVESTMENT. You may automatically reinvest dividend and capital gain distributions in the same fund without paying an initial sales charge.

     DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a CDSC or an initial sales charge.

     CALCULATION OF CDSC

     As discussed above, certain investments in Class A, Class B and Class C shares are subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, the 1% CDSC on Class C shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.

     Shares acquired through appreciation and reinvestment of distributions are not subject to a CDSC. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the CDSC, if you sell only some of your shares, shares not subject to a CDSC are sold first, followed by shares held the longest.

-    DISTRIBUTION AND SERVICE FEES

     The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"). Under the Distribution Plan, the fund pays distribution and service fees to MFD to support the sale and distribution of Class A, Class B, and Class C shares, as well as shareholder servicing and account maintenance activities. The fund has not adopted a Rule 12b-1 plan with respect to its Class I shares. These distribution and service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

                                                          MAXIMUM TOTAL
               MAXIMUM DISTRIBUTION   MAXIMUM SERVICE   DISTRIBUTION AND
     CLASS             FEE                  FEE            SERVICE FEE
     -------   --------------------   ---------------   ----------------
     Class A           0.10%                0.25%             0.35%
     Class B           0.75%                0.25%             1.00%
     Class C           0.75%                0.25%             1.00%

     These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

-    FINANCIAL INTERMEDIARY COMPENSATION

     The term "financial intermediary" includes any broker-dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institutions having a selling, administration, or any similar agreement with MFD, MFS, or one of its affiliates.

     Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders and Distribution Plan distribution and service payments received by MFD from the fund, (ii) in the form of shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") based on the receipt of such payments by MFD from the fund, and (iii) in the form of retail marketing support, program support, processing support, and/or other payments paid by MFD from MFD's own additional resources.

     The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

     Financial intermediaries may receive up front commissions of up to the following percentage amounts for sales of the following share classes:

     SHARE CLASS   UP FRONT COMMISSION AS A PERCENTAGE OF OFFERING PRICE
     -----------   -----------------------------------------------------
     Class A                              5.75%
     Class B                              3.75%
     Class C                              1.00%

     Financial intermediaries may also receive all or a portion of the following payments: Distribution Plan distribution and service fees as described in "Description of Share Classes - Distribution and Service Fees"; and shareholder servicing payments as described in "Management of the Fund - Shareholder Servicing Agent."

     In addition, financial intermediaries may receive payments from MFD from MFD's own additional resources as incentives to market the MFS funds, to cooperate with MFD's promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the expense table section of the fund's prospectus.

     These additional payments by MFD may take the form of payments to financial intermediaries that provide retail marketing support to MFD with respect to fund shares sold or held through the financial intermediary's retail distribution network. In the case of any one financial intermediary, retail marketing support payments generally will not exceed the sum of 0.10% of that financial intermediary's total sales of MFS' mutual funds and 0.05% of the average net assets of the MFS funds attributable to that financial intermediary, at the end of each calendar year. In addition, financial intermediaries may offer MFS fund shares through specialized programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments for retail marketing support and/or administrative services provided by a financial intermediary with respect to these or other programs. Payments for these program support arrangements may vary, but generally will not exceed 0.25% of the average net assets in such programs attributed to that financial intermediary, at the end of each calendar year. Financial intermediaries may receive both retail marketing support payments and program support payments from MFD. The above-referenced limitations on retail marketing and program support payments are subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. MFD may also make processing support payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

     You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker-dealer in connection with a MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries' sales of shares of a MFS fund as a factor when choosing broker-dealers to effect portfolio transactions for the MFS funds.

     VI. HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

     You may purchase, redeem, and exchange shares of the fund in the manner described below. If you buy or sell shares of a fund through a retirement account, 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies and fees may differ from those discussed in this prospectus.

-    HOW TO PURCHASE SHARES

     Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form vary among account types and transactions. The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

     The fund is required by law to obtain from you certain personal information that will be used to verify your identify. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

     CLASS A, CLASS B, AND CLASS C SHARES

     With respect to Class A, Class B, and Class C shares, you can establish an account by having your financial intermediary process your purchase. The minimum initial investment is generally $1,000, except for IRAs, for which the minimum initial investment is generally $250 ($200 for rollovers from certain MFS Serviced Plans). In addition, the minimum initial investment is $50 for automatic investment or exchange plans. Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

     The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances, including, but not limited to, purchases by certain types of group retirement plans sponsored or serviced by MFS or an affiliate.

     You may have your financial intermediary process your subsequent purchases or you may contact MFS directly. Generally, the subsequent investment minimum is $50.

     MFSC waives or lowers initial and subsequent investment minimums for certain types of investors and investments.

     ADDITIONAL PURCHASES DIRECTLY THROUGH MFSC

          - BY MAIL. You may purchase additional shares by mailing a check with the returnable portion of your statement to MFSC.

          - BY TELEPHONE. You may purchase additional shares by transferring money by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.

          - ELECTRONICALLY. You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

          - BY WIRE. To purchase additional shares by wire, call MFSC for instructions.

          - AUTOMATIC INVESTMENT PLAN. You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

     ADDITIONAL PURCHASES THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

     CLASS I SHARES

     With respect to Class I shares, you can establish an account through your MFD representative or by contacting MFSC directly. Generally, there are no initial or subsequent investment minimums except as may be required to be an eligible purchaser of Class I shares.

-    HOW TO REDEEM SHARES

     Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form, minus any applicable CDSC. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form vary among types of accounts and transactions. In certain circumstances, you may need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries, paid as registered, and mailed to the address of record.

     The fund normally sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days. Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven days after a purchase.

     You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

     REDEEMING DIRECTLY THROUGH MFSC

     - BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed.

     - BY TELEPHONE. If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds wired to your bank account.

     - ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

     - SYSTEMATIC WITHDRAWAL PLAN. For Class A, Class B, Class C and Class I shares, you may elect to automatically receive (or designate someone else to receive) regular periodic payments through an automatic redemption of such classes. Please contact MFSC for details.

     REDEEMING THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

     SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker-dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions regarding your particular situation.

     SHARE CERTIFICATES. If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.

     REDEMPTIONS IN KIND. If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund has the right to pay the redemption amount above such threshold by a distribution in-kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities may increase or decrease in value before you sell them.

     INVOLUNTARY REDEMPTIONS. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your shares without your permission when your account contains less than $500 due to your redemptions or exchanges. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500. Any applicable CDSC will be assessed.

     In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Any applicable CDSC will be assessed upon redemption of your shares.

-    HOW TO EXCHANGE SHARES

     An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

     EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly. Your shares will be bought at the net asset value next calculated after your exchange order is received in proper form.

     You can exchange your Class A shares and your Class I shares for shares of the MFS Money Market Fund or the MFS Government Money Market Fund.

     Certain qualified retirement plans may make certain exchanges between the MFS funds and the MFS Fixed Fund. With respect to Class C shares subject to a CDSC, you will only be eligible to make the exchange to the MFS Fixed Fund if the CDSC would have been waived had the Class C shares been redeemed. Contact MFSC for information concerning transactions involving the MFS Fixed Fund.

     The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

     The minimum exchange amount is generally $1,000 (generally $50 for exchanges made under the automatic exchange plan) or all the shares in an account. MFSC waives or lowers the minimum exchange amount for certain types of investors and investments.

     Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

     Other funds may have different exchange restrictions and may impose redemption fees of up to 1% of the amount exchanged. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies, and risks before making any exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and MFS funds' policies concerning excessive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

-    OTHER CONSIDERATIONS

     FREQUENT TRADING

     RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. The Board of Trustees of the MFS funds have adopted the policies described below, which they believe are reasonably designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. The fund may alter its policies at any time without notice to shareholders.

     PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, the MFS funds or their agents may in their discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. This policy also applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

     SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS. The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

     - out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject, or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

     - initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).

     In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent frequent trading activity or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.

     Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

     LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL FREQUENT TRADING PRACTICES. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds and their agents to prevent frequent trading, there is no assurance that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

     In addition, the MFS funds receive purchase, exchange, and redemption orders through financial intermediaries and the MFS funds and their agents cannot always identify or reasonably detect frequent trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisers, and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund. The MFS funds' ability to impose these limitations on shares held through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds and their agents may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

     FREQUENT TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund's performance.

     In addition, to the extent that a fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. A fund's use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund's fair valuation policies and procedures will prevent dilution of the fund's net asset value by short-term traders.

     To the extent that a fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund's investments. Such short-term trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

     UNAUTHORIZED TRANSACTIONS

     MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person. It is important that you contact MFSC immediately about any transactions you believe to be unauthorized.

     ABILITY TO CONTACT MFSC

     Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

     RESERVATION OF OTHER RIGHTS

     In addition to the rights expressly stated elsewhere in this prospectus, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; and 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred.

     ANTI-MONEY LAUNDERING RESTRICTIONS

     Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

     CONFIRMATIONS IN QUARTERLY STATEMENTS

     Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

     VII.  OTHER INFORMATION

-    VALUATION

     The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier as permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the Exchange is closed (such as week-ends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund's assets are traded in other markets on days when the fund does not price its shares, the value of the fund's assets may change when you will not be able to purchase or redeem shares.

     To determine net asset value, the fund's investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

     The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

     Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

     In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

-    DISTRIBUTIONS

     The fund intends to declare and pay a dividend to shareholders at least annually.

     Any capital gains are distributed at least annually.

-    DISTRIBUTION OPTIONS

     The following distribution options are generally available:

     - Dividend and capital gain distributions reinvested in additional shares (THIS OPTION WILL BE ASSIGNED IF NO OTHER OPTION IS SPECIFIED);

     - Dividend distributions in cash; capital gain distributions reinvested in additional shares;

     -    Dividend and capital gain distributions in cash; or

     - Dividend and capital gain distributions reinvested into the same class of shares of another MFS Fund.

     The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

-    TAX CONSIDERATIONS

     The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.

     The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

     Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, if some or all of the fund's income derives from "qualified dividend income" and if you are an individual who meets holding period and other requirements with respect to the fund's shares, those distributions that are properly designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gains.

     Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

     The fund's investments in foreign securities may be subject to foreign withholding taxes, which will decrease the fund's return on those securities. The fund generally will be eligible to elect to "pass through" to you foreign income taxes that it pays, in which case you must include your share of those taxes in gross income as a distribution from the fund and you will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. In addition, the fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing, amount, or character of the fund's distributions.

     The  Form  1099  that  is  mailed  to  you  every   January   details  your
     distributions and how they are treated for federal tax purposes.

-    PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

     The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

     VIII.  FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand a fund's financial performance for the past five years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFS Service Center, Inc. (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent registered public accounting firm is Ernst & Young LLP.

                                                                                 YEARS ENDED 5/31
                                                               2006           2005       2004      2003          2002
CLASS A
Net asset value, beginning of period                         $  18.90       $  17.07   $ 13.02   $ 14.22       $ 15.48
                                                             --------       --------   -------   -------       -------
Income (loss) from investment operations
Net investment income (loss) (d)                             $   0.27       $   0.08   $  0.05   $ (0.00)(w)   $ (0.04)
Net realized and unrealized gain (loss) on investments and
foreign currency                                                 5.10           1.75      4.00     (1.20)        (1.22)
                                                             --------       --------   -------   -------       -------
Total from investment operations                             $   5.37       $   1.83   $  4.05   $ (1.20)      $ (1.26)
                                                             --------       --------   -------   -------       -------
Less distributions declared to shareholders
From net investment income                                   $  (0.00)(w)   $     --   $    --   $    --       $    --
From net realized gain on investments and foreign currency
transactions                                                    (0.42)            --        --        --            --
                                                             --------       --------   -------   -------       -------
Total distributions declared to shareholders                 $  (0.42)      $     --   $    --   $    --       $    --
                                                             --------       --------   -------   -------       -------
Net asset value, end of period                               $  23.85       $  18.90   $ 17.07   $ 13.02       $ 14.22
                                                             ========       ========   =======   =======       =======
Total return (%) (r)(s)(t)                                      28.68          10.72     31.21     (8.57)        (8.07)
                                                             --------       --------   -------   -------       -------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)                           1.63           1.72      2.05      2.23          2.13
Expenses after expense reductions (f)                            1.60           1.65      1.92      2.16          2.06
Net investment income (loss)                                     1.24           0.43      0.30     (0.03)        (0.30)
Portfolio turnover                                                 90             75       102        87           127
Net assets at end of period (000 omitted)                    $206,522       $110,876   $56,503   $42,544       $42,084

                                                       YEARS ENDED 5/31
                                       2006      2005      2004      2003      2002
CLASS B
Net asset value, beginning
   of period                         $ 18.17   $ 16.52   $ 12.66   $ 13.91   $ 15.21
                                     -------   -------   -------   -------   -------
Income (loss) from investment
   operations
Net investment income (loss) (d)     $  0.09   $ (0.07)  $ (0.05)  $ (0.07)  $ (0.11)
Net realized and unrealized gain
   (loss) on investments and
   foreign currency                     4.93      1.72      3.91     (1.18)    (1.19)
                                     -------   -------   -------   -------   -------
Total from investment operations     $  5.02   $  1.65   $  3.86   $ (1.25)  $ (1.30)
                                     -------   -------   -------   -------   -------
Less distributions declared
   to shareholders
From net realized gain on
   investments and foreign
   currency transactions               (0.42)       --        --        --        --
                                     -------   -------   -------   -------   -------
Net asset value, end of period       $ 22.77   $ 18.17   $ 16.52   $ 12.66   $ 13.91
                                     =======   =======   =======   =======   =======
Total return (%) (r)(s)(t)             27.87      9.99     30.49     (8.99)    (8.55)
                                     -------   -------   -------   -------   -------
Ratios (%) (to average net assets)
   and Supplemental data:
Expenses before expense
   reductions (f)                       2.28      2.37      2.60      2.73      2.63
Expenses after expense
   reductions (f)                       2.25      2.30      2.47      2.66      2.56
Net investment income (loss)            0.43     (0.37)    (0.31)    (0.55)    (0.80)
Portfolio turnover                        90        75       102        87       127
Net assets at end of period
   (000 omitted)                     $52,531   $46,211   $39,093   $29,341   $37,337

                                                      YEARS ENDED 5/31
                                       2006      2005     2004      2003     2002
CLASS C
Net asset value, beginning
   of period                         $ 18.04   $ 16.40   $12.57    $13.81   $15.10
                                     -------   -------   ------    ------   ------
Income (loss) from investment
   operations
Net investment income (loss) (d)     $  0.12   $ (0.05)  $ 0.00(w) $(0.06)  $(0.11)
Net realized and unrealized gain
   (loss) on investments and
   foreign currency                     4.86      1.69     3.83     (1.18)   (1.18)
                                     -------   -------   ------    ------   ------
Total from investment operations     $  4.98   $  1.64   $ 3.83    $(1.24)  $(1.29)
                                     -------   -------   ------    ------   ------
Less distributions declared to
   shareholders
From net realized gain on
   investments and foreign
   currency transactions             $ (0.42)  $    --   $   --    $   --   $   --
                                     -------   -------   ------    ------   ------
Net asset value, end of period       $ 22.60   $ 18.04   $16.40    $12.57   $13.81
                                     =======   =======   ======    ======   ======
Total return (%) (r)(s)(t)             27.85     10.00    30.47     (8.98)   (8.54)
                                     -------   -------   ------    ------   ------
Ratios (%) (to average net assets)
   and Supplemental data:
Expenses before expense
   reductions (f)                       2.28      2.37     2.56      2.73     2.63
Expenses after expense reductions
   (f)                                  2.25      2.30     2.43      2.66     2.56
Net investment income (loss)            0.57     (0.27)    0.03     (0.54)   (0.80)
Portfolio turnover                        90        75      102        87      127
Net assets at end of period
   (000 omitted)                     $32,965   $19,356   $9,916    $3,685   $4,370

                                                        YEARS ENDED 5/31
                                       2006       2005     2004      2003      2002
CLASS I
Net asset value, beginning of
   period                            $  20.27   $ 18.24   $13.75   $14.83    $15.69
                                     --------   -------   ------   ------    ------
Income (loss) from investment
   operations
Net investment income (loss) (d)     $   0.46   $  0.27   $ 0.47   $(0.07)   $ 0.18
Net realized and unrealized gain
   (loss) on investments and
   foreign currency                      5.40      1.76     4.02    (1.01)    (1.04)
                                     --------   -------   ------   ------    ------
Total from investment operations     $   5.86   $  2.03   $ 4.49   $(1.08)   $(0.86)
                                     --------   -------   ------   ------    ------
Less distributions declared to
   shareholders
From net investment income           $  (0.04)  $    --   $   --   $   --    $   --
From net realized gain on
   investments and foreign
   currency transactions                (0.42)       --       --       --        --
                                     --------   -------   ------   ------    ------
Total distributions declared to
   shareholders                      $  (0.46)  $    --   $   --   $   --    $   --
                                     --------   -------   ------   ------    ------
Net asset value, end of period       $  25.67   $ 20.27   $18.24   $13.75    $14.83
                                     ========   =======   ======   ======    ======
Total return (%) (r)(s)                 29.16     11.13    32.65    (7.22)    (6.68)
                                     --------   -------   ------   ------    ------
Ratios (%) (to average net assets)
   and Supplemental data:
Expenses before expense reductions
   (f)                                   1.28      1.39     1.31(k)  1.80(k)   1.63
Expenses after expense reductions
   (f)                                   1.25      1.32     1.18(k)  1.73(k)   1.56
Net investment income (loss)             1.93      1.42     2.81    (0.54)     1.23
Portfolio turnover                         90        75      102       87       127
Net assets at end of period (000
   omitted)                          $356,948   $92,403   $    7   $    0(l) $    0(l)

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)  Annualized.

(d)  Per share data are based on average shares outstanding.

(f)  Ratios do not reflect reductions from fees paid indirectly.

(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

(k) Expense ratio is not in correlation with contractual fee arrangement due to the timing of sales and redemptions of fund shares during the period.

(l)  Net assets were less than $500.

(n)  Not annualized.

(r) Certain expenses have been reduced without which performance would have been lower.

(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)  Total returns do not include any applicable sales charges.

(w)  Per share amount was less than $0.01.

MFS INTERNATIONAL GROWTH FUND

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741,
Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

IF YOU WANT MORE INFORMATION ABOUT MFS INTERNATIONAL GROWTH FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated October 1, 2006, provides more detailed information about the fund and is incorporated into this prospectus by reference.

YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

     MFS Service Center, Inc.
     500 Boylston Street
     Boston, MA 02116-3741
     Telephone: 1-800-225-2606
     Internet: MFS.COM

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

     Public Reference Room
     Securities and Exchange Commission
     100 F Street, N.E., Room 1580
     Washington, D.C., 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-5850. Reports and other information about the fund are available on the Edgar Database on the Commission's Internet website at HTTP://WWW.SEC.GOV, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

           The fund's Investment Company Act file number is 811-4492.

Class W Shares
--------------------------------------------------------------------------------
MFS INTERNATIONAL GROWTH FUND                   PROSPECTUS OCTOBER 1, 2006

This Prospectus describes the MFS International Growth Fund. The investment objective of the fund is to seek capital appreciation.

[TABLE OF CONTENTS

RISK RETURN SUMMARY
EXPENSE SUMMARY
CERTAIN INVESTMENT STRATEGIES AND RISKS
MANAGEMENT OF THE FUND
DESCRIPTION OF SHARE CLASSES
HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES
OTHER INFORMATION
FINANCIAL HIGHLIGHTS                                                           ]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

     I. RISK RETURN SUMMARY

-    INVESTMENT OBJECTIVE

     The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT STRATEGIES

     MFS normally invests the fund's assets primarily in foreign equity securities, including emerging market equity securities.

     MFS focuses on investing the fund's assets in the stock of companies it believes to have above average earnings growth potential compared other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

     MFS may invest the fund's assets in companies of any size.

     MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include earnings, price, cash flows, growth potential, and management ability. Quantitative analysis of these and other factors may also be considered.

     MFS may also invest the fund's assets in derivatives.

-    PRINCIPAL INVESTMENT TYPES

     - EQUITY SECURITIES: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stock, and depository receipts for those securities.

     - DERIVATIVES: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, indexed securities, inverse floating rate instruments, swaps, caps, floors, and collars.

-    PRINCIPAL RISKS

     The principal risks of investing in the fund are:

     - STOCK MARKET RISK: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. In the short term, prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stock of growth companies can react differently from the stock of value companies, and the stock of large cap companies can react differently from the stock of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic effect on stock markets.

     - COMPANY RISK: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

     - GROWTH COMPANY RISK: The stock of growth companies can be more sensitive to the company's earnings and more volatile than the market in general.

     - FOREIGN RISK: Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country's economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

     - CURRENCY RISK. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

     - EMERGING MARKETS RISK: Emerging markets investments can involve additional and greater risks than the risks associated with investments in developed foreign markets securities. Emerging markets typically have less economic development, market structure and depth and regulatory oversight than developed countries. Emerging markets can also be subject to greater political, social, and economic instability. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

     - GEOGRAPHIC CONCENTRATION RISK: Because MFS may invest a relatively large percentage of the fund's assets in issuers located in a single country, a small number of countries, or a particular geographic region, the fund's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

     - DERIVATIVES RISK: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives' original cost. Derivatives can be less liquid than other types of investments.

     - MANAGEMENT RISK: MFS' analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies.

     - COUNTERPARTY AND THIRD PARTY RISK: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.

     - LIQUIDITY RISK: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

     - LEVERAGING RISK: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, loans of portfolio securities, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

     - As with any mutual fund, you could lose money on your investment in the fund.

     AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

     - how the fund's performance over time compares with that of a broad measure of market performance and one or more other performance measures, and

     - returns before the deduction of taxes and returns after the deduction of certain taxes for Class A shares.

     Because Class W shares were initially offered for public sale on May 1, 2006, the class does not yet have a performance record to report. The bar chart and the performance table show performance of the fund's Class A shares, which are offered through a separate prospectus. Although the Class W and Class A shares would have similar annual returns (because they represent interests in the same portfolio of securities), Class W and Class A performance would differ to the extent that Class W has lower expenses. The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results may differ. The returns do not reflect any fees or charges imposed by a fee-based wrap program, through which an investment is made. If these fees or charges were included, they would reduce these returns.

     BAR CHART

     The bar chart shows changes over time in the annual total returns of Class A shares for each calendar year for the past ten years, assuming the reinvestment of distributions. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares. If these sales charges were included, they would reduce these returns.

CALENDAR YEAR   GAIN OR LOSS(%)
-------------   ---------------
     1996              4.52
     1997              2.22
     1998             (0.34)
     1999             32.48
     2000            (11.37)
     2001            (17.28)
     2002            (12.13)
     2003             36.03
     2004             17.54
     2005             13.95

     The total return for the six-month period ended June 30, 2006 for the fund's Class A shares was 9.10%. During the periods shown in the bar chart, the highest quarterly return was

     26.61% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (17.46)% (for the calendar quarter ended September 30, 1998).

     PERFORMANCE TABLE

     This table shows how the average annual total returns of Class A shares of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other performance measures, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for Class A shares, this table shows Class A average annual total returns:

     - after the deduction of taxes on distributions made on Class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"), and

     - after the deduction of taxes on both distributions made on Class A shares and on redemption of Class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                      1 Year   5 Year   10 Year
                                                      ------   ------   -------

     RETURNS BEFORE TAXES
        Class A Shares, With Initial Sales
        Charge (5.75%)                                  7.40%   4.53%    4.55%

     RETURNS AFTER TAXES (CLASS A SHARES ONLY)
        Class A Shares' Return After Taxes on
        Distributions, With Initial Sales               7.09%   4.47%    4.12%
        Charge (5.75%)
        Class A Shares' Returns After Taxes on
        Distributions and Sale of Class A Shares        5.22%   3.90%    3.73%
        With Initial Sales Charge (5.75%)

     BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
        Morgan Stanley Capital International (MSCI)
        EAFE (Europe, Australasia, Far East)           13.64%   2.23%    3.59%
        Growth Index+**

     ----------
     +    Source: Factset Research Systems Inc.

     ** The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Growth Index measures non-U.S. growth stocks.

     All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

     The fund commenced investment operations on October 24, 1995 with the offering of Class A and Class B shares, and subsequently offering Class C shares on July 1, 1996, Class I shares on January 2, 1997, and Class W shares on May 1, 2006.

     Performance (in the Average Annual Total Returns Table only) for Class W shares will include the performance of the fund's Class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance Class W shares would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than those of the share class to which they are blended, and lower performance for share classes with lower operating expenses than those of the share class to which they are blended.

     Prior to November 30, 1998, Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), managed certain assets of the fund. MFS assumed all portfolio management responsibilities from FCM and FCEM for the fund on November 30, 1998. Performance information for periods prior to November 30, 1998 reflects this former sub-investment advisory relationship.

     II. EXPENSE SUMMARY

-    EXPENSE TABLE

     This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. The annual fund operating expenses are based on expenses incurred during the fund's most recently completed fiscal year. These expenses do not reflect the fees or charges imposed by a fee-based wrap program through which an investment is made. If these fees or charges had been included, your expenses would be higher. The fund's annual operating expense may vary in future years.

     SHAREHOLDER FEES (fees paid directly from your investment)

                                                                    CLASS W

     Maximum Sales Charge (Load) Imposed on Purchases (as a
        percentage of offering price)                                  N/A
     Maximum Deferred Sales Charge (Load) (as a percentage of
        original purchase price or redemption proceeds, whichever
        is less)                                                       N/A

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

        Management Fees                             0.90%
        Distribution and Service (12b-1) Fees(1)    0.10%
        Other Expenses(2)(3)                        0.38%
                                                   -----
        Total Annual Fund Operating Expenses(2)     1.38%
           Fee Reductions(3)                       (0.00)%
                                                   -----
           Net Expenses(2)                          1.38%

(1) The fund's Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund's Class W shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees."

(2) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(3) MFS has agreed in writing to bear the fund's expenses such that "Other Expenses," determined without giving effect to the expense reduction arrangements described above do not exceed 0.40% annually. This written agreement excludes management fees, distribution fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the fund's investing activities. This written agreement will continue until at least September 30, 2007.

-    EXAMPLE OF EXPENSES

     THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. These examples do not reflect the fees and expenses imposed by the investment vehicle through which an investment in the fund is made. If these fees and expenses were included, your expenses would be higher.

     The examples assume that:

     - You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     - The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary - Expense Table" above).

     Although your actual costs may be higher or lower, under these assumptions your costs would be:

     SHARE CLASS                              YEAR 1   YEAR 3   YEAR 5   YEAR 10

     Class W shares                            $141     $437     $755    $1,657

     III. CERTAIN INVESTMENT POLICIES AND RISKS

-    TURNOVER

     MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies. Frequent trading can result in higher taxable gain distributions to shareholders and increases transaction costs, which may reduce the fund's return.

-    TEMPORARY DEFENSIVE POLICY

     In response to market, economic, political, or other conditions, MFS may depart from the fund's principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund's performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

-    FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

     Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund's Statement of Additional Information ("SAI").

     IV.  MANAGEMENT OF THE FUND

-    INVESTMENT ADVISER

     Massachusetts Financial Services Company ("MFS"), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for the fund. Subject to the supervision of the Board of Trustees, MFS is responsible for managing the fund's investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

     For the fund's most recent fiscal year, the fund paid MFS a management fee equal to 0.90% of the fund's average daily net assets.

     The management fee set forth in the Investment Advisory Agreement is an annual rate of 0.90% of the first $1 billion of the fund's average daily net assets; 0.80% of the next $1 billion of the fund's average daily net assets; and 0.70% in excess of $2 billion of the fund's average daily net assets.

     A discussion regarding the basis for the Board of Trustees approval of the Investment Advisory Agreement is available in the fund's most recent semi-annual report for the six-month period that ends November 30, 2005.

     MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $[__] as of [___].

     DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a fund" on the MFS Web site (MFS.COM), the following information is generally available to you:

                                            APPROXIMATE DATE OF POSTING TO
     INFORMATION                            WEB SITE

     Fund's top 10 securities holdings as   14 days after month end
        of each month's end
     Fund's full securities holdings as     29 days after month end
        of each month's end

     Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

-    PORTFOLIO MANAGER(S)

     Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.

                                                TITLE AND FIVE YEAR
     PORTFOLIO MANAGER   PRIMARY ROLE   SINCE   HISTORY
     -----------------   ------------   -----   ---------------------
     Barry Dargan            Portfolio   2001   Senior Vice
                              Manager           President of MFS;
                                                employed in the
                                                investment
                                                management area of
                                                MFS since 1996.

-    ADMINISTRATOR

     MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is reimbursed for a portion of the costs it incurs in providing these services, including the costs of third parties who provide certain of these services.

-    DISTRIBUTOR

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

-    SHAREHOLDER SERVICING AGENT

     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. Under the Agreement, MFSC may receive a fee based on the costs it incurs in providing these services, including the costs of third parties who provide certain of these services and out-of-pocket expenses, plus a target profit margin.

     V. DESCRIPTION OF SHARE CLASSES

     The fund offers Class W shares through this prospectus. The fund also offers Class A, Class B, Class C, and Class I shares. Class A, Class B, Class C, and Class I shares are made available through a separate prospectus provided to investors eligible to purchase these share classes.

-    CLASS W SHARES

     Class W shares generally are available only to fee-based wrap programs sponsored by financial intermediaries that have entered into an agreement with MFD to offer Class W shares to their clients. The use of Class W shares by a financial intermediary will depend on, among other things, the structure of the particular fee-based wrap program.

     Shareholders may be able to convert Class W shares to another class of the fund if they satisfy the eligibility requirements for the other share class. Please contact your financial intermediary for additional information on how to convert your Class W shares into another share class.

     If a shareholder converts Class W shares of the fund to another class of the fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day's net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares. A conversion between share classes of the same fund is a nontaxable event.

-    SALES CHARGES AND WAIVERS

     Eligible investors may purchase Class W shares without an initial sales charge or CDSC upon redemption.

-    DISTRIBUTION FEES

     The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"). Under the Distribution Plan the fund pays distribution fees to MFD to support the sale and distribution of Class W shares, as well as shareholder servicing and account maintenance activities. These distribution fees are equal on an annual basis up to 0.10% of the average daily net assets attributable to Class W shares. These fees are paid out of the assets of the Class W shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

-    FINANCIAL INTERMEDIARY COMPENSATION

     The term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institutions having a selling, administration, or any similar agreement with MFD, MFS, or one of its affiliates.

     Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of ongoing asset-based compensation paid by MFD based on Distribution Plan distribution payments received by MFD from the fund, (ii) in the form of shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") based on the receipt of such payments by MFD from the fund, and (iii) in the form of retail marketing support, program support, processing support, and/or other payments paid by MFD from MFD's own additional resources.

     The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

     Financial intermediaries may also receive all or a portion of the following payments: Distribution Plan distribution fees as described in "Description of Share Classes - Distribution Fees"; and shareholder servicing payments as described in "Management of the Fund - Shareholder Servicing Agent."

     In addition, financial intermediaries may receive payments from MFD from MFD's own additional resources as incentives to market the MFS funds, to cooperate with MFD's promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

     These additional payments by MFD may take the form of payments to financial intermediaries that provide retail marketing support to MFD with respect to fund shares sold or held through the financial intermediary's retail distribution network. In the case of any one financial intermediary, retail marketing support payments generally will not exceed the sum of 0.10% of that financial intermediary's total sales of MFS' mutual funds and 0.05% of the average net assets of the MFS funds attributable to that financial intermediary, at the end of each calendar year. In addition, financial intermediaries may offer MFS fund shares through specialized programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments for retail marketing support and/or administrative services provided by a financial intermediary with respect to these or other programs. Payments for these program support arrangements may vary, but generally will not exceed 0.25% of the average net assets in such programs attributed to that financial intermediary, at the end of each calendar year. Financial intermediaries may receive both retail marketing support payments and program support payments from MFD. The above-referenced limitations on retail marketing and program support payments are subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. MFD may also make processing support payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay other payments or allow other promotional incentives or payments to financial intermediaries.

     You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker or dealer in connection with a MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries' sales of shares of a MFS fund as a factor when choosing brokers or dealers to effect portfolio transactions for the MFS funds.

     VI. HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

     You may purchase, redeem, convert, and exchange your Class W shares only through a fee-based wrap program sponsored by a financial intermediary that has entered into an agreement with MFD to offer Class W shares to the financial intermediary's clients. Please see your financial intermediary for additional information on the procedures for purchasing, redeeming, converting, and exchanging shares of the fund, and additional investment requirements of the fee-based wrap program. Your financial intermediary generally will charge fees, which are in addition to those described in this prospectus.

-    HOW TO PURCHASE SHARES

     Your shares will be bought at the net asset value next calculated after your purchase order is received in proper form. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form vary among account types and transactions. The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

     The fund is required by law to obtain from you certain personal information that will be used to verify your identify. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

     Generally, there are no initial or subsequent investment minimums except as may be required by your financial intermediary's fee-based wrap program.

-    HOW TO REDEEM SHARES

     Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form vary among types of accounts and transactions. In certain circumstances, you may need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries, paid as registered, and mailed to the address of record.

     The fund sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment. Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven days after a purchase.

     SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions regarding your particular situation.

     REDEMPTIONS IN KIND. If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund has the right to pay the redemption amount above such threshold by a distribution in-kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities may increase or decrease in value before you sell them.

     INVOLUNTARY REDEMPTIONS. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your shares without your permission when your account contains less than $500 due to your redemptions or exchanges. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500.

     In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity.

-    HOW TO EXCHANGE SHARES

     An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

     EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds by having your financial intermediary process your exchange request. Your shares will be bought at the net asset value after your exchange order is received in proper form. There is no minimum exchange amount.

-    OTHER CONSIDERATIONS

     FREQUENT TRADING

     RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. The Board of Trustees of the MFS funds have adopted the policies described below, which they believe are reasonably designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. The fund may alter its policies at any time without notice to shareholders.

     PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, the MFS funds or their agents may in their discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. This policy also applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

     SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS. The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

     - out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject, or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

     - initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/ acquisitions/liquidations).

     In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent frequent trading activity or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.

     Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

     LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL FREQUENT TRADING PRACTICES. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds and their agents to prevent frequent trading, there is no assurance that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

     In addition, the MFS funds receive purchase, exchange, and redemption orders through financial intermediaries and the MFS funds and their agents cannot always identify or reasonably detect frequent trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisers, and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund. The MFS funds' ability to impose these limitations on shares held through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds and their agents may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

     FREQUENT TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund's performance.

     In addition, to the extent that a fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. A fund's use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund's fair valuation policies and procedures will prevent dilution of the fund's net asset value by short-term traders.

     To the extent that a fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund's investments. Such short-term trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

     UNAUTHORIZED TRANSACTIONS

     MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person. It is important that you contact MFSC immediately about any transactions you believe to be unauthorized.

     ABILITY TO CONTACT MFSC

     Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

     RESERVATION OF OTHER RIGHTS

     In addition to the rights expressly stated elsewhere in this prospectus, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; and 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred.

     ANTI-MONEY LAUNDERING RESTRICTIONS

     Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

     CONFIRMATIONS IN QUARTERLY STATEMENTS

     Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

     VII. OTHER INFORMATION

-    VALUATION

     The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier as permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the Exchange is closed (such as week-ends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund's assets are traded in other markets on days when the fund does not price its shares, the value of the fund's assets may change when you will not be able to purchase or redeem shares.

     To determine net asset value, the fund's investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

     The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

     Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

     In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

-    DISTRIBUTIONS

     The fund intends to declare and pay a dividend to shareholders at least annually.

     Any capital gains are distributed at least annually.

-    DISTRIBUTION OPTIONS

     The following distribution options are generally available:

     - Dividend and capital gain distributions reinvested in additional shares (THIS OPTION WILL BE ASSIGNED IF NO OTHER OPTION IS SPECIFIED);

     - Dividend distributions in cash; capital gain distributions reinvested in additional shares;

     -    Dividend and capital gain distributions in cash; or

     - Dividend and capital gain distributions reinvested into the same class of shares of another MFS Fund.

     The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

-    TAX CONSIDERATIONS

     The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.

     The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

     Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, if some or all of the fund's income derives from "qualified dividend income" and if you are an individual who meets holding period and other requirements with respect to the fund's shares, those distributions that are properly designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gains.

     Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

     The fund's investments in foreign securities may be subject to foreign withholding taxes, which will decrease the fund's return on those securities. The fund generally will be eligible to elect to "pass through" to you foreign income taxes that it pays, in which case you must include your share of those taxes in gross income as a distribution from the fund and you will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. In addition, the fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing, amount, or character of the fund's distributions.

     The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

-    PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

     The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

     VIII. FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand a fund's financial performance for the past five years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFS Service Center, Inc. (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent registered public accounting firm is Ernst & Young LLP.

                                                            YEAR ENDED 5/31
                                                               2006 (I)

CLASS W
Net asset value, beginning of period                           $25.12
                                                               ------
Income (loss) from investment operations
Net investment income (d)                                      $ 0.11
Net realized and unrealized gain (loss) on
investments and foreign currency                                (1.37)(g)
                                                               ------
Total from investment operations                               $(1.26)
                                                               ------
Net asset value, end of period                                 $23.86
                                                               ======
Total return (%) (r)(s)                                         (5.02)(n)
                                                               ------
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)                           1.38(a)
Expenses after expense reductions (f)                            1.35(a)
Net investment income                                            5.01(a)
Portfolio turnover                                                 90
Net assets at end of period (000 omitted)                      $   95

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)  Annualized.

(d)  Per share data are based on average shares outstanding.

(f)  Ratios do not reflect reductions from fees paid indirectly.

(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

(i) For the period from the class' inception, May 1, 2006 through the stated period end.

(n)  Not annualized.

(r) Certain expenses have been reduced without which performance would have been lower.

(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

     MFS INTERNATIONAL GROWTH FUND

     SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

     IF YOU WANT MORE INFORMATION ABOUT MFS INTERNATIONAL GROWTH FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated October 1, 2006, provides more detailed information about the fund and is incorporated into this prospectus by reference.

     YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY
     CONTACTING:

          MFS Service Center, Inc.
          500 Boylston Street
          Boston, MA 02116-3741
          Telephone: 1-800-225-2606
          Internet: MFS.COM

     Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

          Public Reference Room
          Securities and Exchange Commission
          100 F Street, N.E., Room 1580
          Washington, D.C., 20549

     Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-5850. Reports and other information about the fund are available on the Edgar Database on the Commission's Internet website at HTTP://WWW.SEC.GOV, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

               The fund's Investment Company Act file number is 811-4492.

[MFS(SM) LOGO]                                          STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT(R)                                INFORMATION

MFS INTERNATIONAL GROWTH FUND                           OCTOBER 1, 2006

A SERIES OF MFS SERIES TRUST X

500 BOYLSTON STREET, BOSTON, MA 02116

This Statement of Additional Information ("SAI") contains additional information about the Fund and should be read in conjunction with the Fund's Prospectus dated October 1, 2006. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting the Fund's transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the "MFS Funds"). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I

Part I of this SAI contains information that is particular to the Fund.

[TABLE OF CONTENTS

DEFINITIONS
MANAGEMENT OF THE FUND
SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

SHARE OWNERSHIP
INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS
TAX CONSIDERATIONS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
CUSTODIAN
APPENDIX A - Trustee Compensation and Committees
APPENDIX B - Portfolio Manager(s)
APPENDIX C - Certain Service Provider Compensation
APPENDIX D - Sales Charges and Distribution Plan Payments
APPENDIX E - Portfolio Transactions and Brokerage Commissions
APPENDIX F - Share Ownership                                                   ]

     I. DEFINITIONS

     "Fund" - MFS International Growth Fund; a diversified series of the Trust, was known as MFS/Foreign & Colonial International Growth Fund prior to September 19, 1997.

     "Trust" - MFS Series Trust X, a Massachusetts business trust organized in 1985. The Trust was previously known as MFS Government Mortgage Fund (prior to June 2, 1995), MFS Government Income Plus Fund (prior to March 1, 1993), MFS Government Income Plus Trust (prior to August 3, 1992) and MFS Government Securities Trust (after December 7, 1990).

     "MFS" - Massachusetts Financial Services Company, a Delaware corporation.

     "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

     "MFSC" - MFS Service Center, Inc., a Delaware corporation.

     "Prospectus" - The Prospectus of the Fund, dated October 1, 2006, as amended or supplemented from time to time.

     II. MANAGEMENT OF THE FUND

-    THE FUND

     The Fund is a diversified series of the Trust. The Trust is an open-end management investment company.

-    TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

     The identification and background of the Trustees and officers of the Trust are set forth in APPENDIX A to Part II of this SAI.

-    TRUSTEE COMPENSATION AND COMMITTEES

     Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in APPENDIX A to this Part I.

-    PORTFOLIO MANAGER(S)

     Information regarding the Fund's portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in APPENDIX B to this Part I.

-    CERTAIN SERVICE PROVIDER COMPENSATION

     Compensation paid by the Fund to certain of its service providers -- to MFS, for investment advisory, administrative services, and retirement plan administration services; to MFSC, for transfer agency services; and to MFD for program management services -- for certain specified periods, is set forth in APPENDIX C to this Part I.

     III. SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

-    SALES CHARGES

     Sales charges paid for certain specified periods in connection with the purchase and sale of the Fund's shares are set forth in APPENDIX D to this
     Part I.

-    DISTRIBUTION PLAN PAYMENTS

Payments made by the Fund under the Fund's plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"), for the Fund's most recent fiscal year, are set forth in APPENDIX D to this Part I.

     IV. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Brokerage commissions paid by the Fund for certain specified periods, information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund's most recent fiscal year, are set forth in APPENDIX E to this
     Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading "Portfolio Transactions and Brokerage Commissions."

     V. SHARE OWNERSHIP

     Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee's share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen, by investors who are deemed to "control" the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in APPENDIX F to this Part I.

     VI. INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

-    INVESTMENT TECHNIQUES, PRACTICES AND RISKS

     Certain investment techniques, practices, and risks are described in Appendix C to Part II of this SAI.

-    INVESTMENT RESTRICTIONS

     The Fund has adopted certain investment restrictions which are described in APPENDIX F of Part II of this SAI.

     VII. TAX CONSIDERATIONS

     For a discussion of tax considerations, see Part II of this SAI.

     VIII. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL
     STATEMENTS

     Ernst & Young LLP is the Fund's independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

     The Fund's Financial Statements and Financial Highlights for the fiscal year ended May 31, 2006, are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Ernst & Young LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.

     IX. CUSTODIAN

     State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, serves as the custodian of the assets of the Fund (the "Custodian"). The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and calculating the daily net asset value of each class of shares of the Fund. The Fund may invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

     The Fund has an expense offset arrangement that reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian.

                                                             PART I - APPENDIX A

     TRUSTEE COMPENSATION AND COMMITTEES

     The Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

     TRUSTEE COMPENSATION TABLE

                                            RETIREMENT      TOTAL TRUSTEE
                          TRUSTEE FEES       BENEFITS      FEES FROM FUND
                            FROM THE     ACCRUED AS PART      AND FUND
TRUSTEES                     FUND(1)     OF FUND EXPENSE     COMPLEX(2)
-------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning              N/A             N/A            N/A
Robert C. Pozen                N/A             N/A            N/A
NON-INTERESTED TRUSTEES
Robert E. Butler(3)            $364            N/A            N/A
Lawrence H. Cohn, M.D          $690            $0             $192,518
David H. Gunning               $749            N/A            $204,768
William R. Gutow               $690            N/A            $192,518
Michael Hegarty                $684            N/A            $188,304
J. Atwood Ives                 $918            $0             $275,518
Amy B. Lane(4)                 $616            N/A            $215,518
Lawrence T. Perera             $728            $0             $203,304
J. Dale Sherratt               $797            $0             $221,143
Laurie J. Thomsen              $689            N/A            $187,787
Robert W. Uek(3)               $376            N/A            N/A

----------
(1)  For the fiscal year ended May 31, 2006.

(2) Information provided is for calendar year 2005. Each Trustee receiving compensation served as Trustee of 98 funds within the MFS Fund complex (having aggregate net assets at December 31, 2005, of approximately $94 billion).

(3)  Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.

(4)  Ms. Lane retired as a Trustee of the Fund on February 22, 2006.

     Retirement Benefit Deferral Plan-- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

     COMMITTEES

     The Board has established the following Committees:

                      NUMBER OF
                     MEETINGS IN
                     LAST FISCAL
 NAME OF COMMITTEE      YEAR                         FUNCTIONS                     CURRENT MEMBERS(1)
-------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE           11       Oversees the accounting and auditing            Butler*, Ives* (ex-
                                   procedures of the Fund and, among other         officio), Sherratt*,
                                   things, considers the selection of the          Thomsen* and Uek*
                                   independent accountants for the Fund and the
                                   scope of the audit, and considers the effect
                                   on the independence of those accountants of
                                   any non-audit services such accountants
                                   provide to the Fund and any audit or
                                   non-audit services such accountants provide
                                   to other MFS Funds, MFS and/or certain
                                   affiliates. The Committee is also responsible
                                   for establishing procedures for the receipt,
                                   retention, and treatment of complaints
                                   received by the Fund regarding accounting,
                                   internal accounting controls, or auditing
                                   matters and the confidential, anonymous
                                   submission of concerns regarding questionable
                                   fund accounting matters by officers of the
                                   Fund and employees of the Fund's investment
                                   adviser, administrator, principal
                                   underwriter, or any other provider of
                                   accounting-related services to the Fund.

COMPLIANCE AND             8       Oversees the development and implementation     Butler*, Cohn*,
GOVERNANCE                         of the Fund's regulatory and fiduciary          Gunning*, Gutow*,
COMMITTEE                          compliance policies, procedures,                Hegarty*, Ives*
                                                                                   (ex-officio member)
                                                                                   and

                      NUMBER OF
                     MEETINGS IN
                     LAST FISCAL
 NAME OF COMMITTEE      YEAR                         FUNCTIONS                     CURRENT MEMBERS(1)
-------------------------------------------------------------------------------------------------------
                                   and practices under the 1940 Act, and other     Sherratt*
                                   applicable laws, as well as oversight of
                                   compliance policies of the Fund's investment
                                   adviser and certain other service providers
                                   as they relate to Fund activities. The Fund's
                                   Independent Chief Compliance Officer reports
                                   directly to the Committee and assists the
                                   Committee in carrying out its
                                   responsibilities. In addition, the Committee
                                   advises and makes recommendations to the
                                   Board on matters concerning Trustee practices
                                   and recommendations concerning the functions
                                   and duties of the committees of the Board.

CONTRACTS REVIEW           4       Requests, reviews, and considers the            All non-interested
COMMITTEE                          information deemed reasonably necessary to      Trustees of the
                                   evaluate the terms of the investment advisory   Board (Butler,
                                   and principal underwriting agreements and the   Cohn, Gunning,
                                   Plan of Distribution under Rule 12b-1 that      Gutow, Hegarty,
                                   the Fund proposes to renew or continue, and     Ives, Perera,
                                   to make its recommendations to the full Board   Sherratt, Thomsen
                                   of Trustees on these matters.                   and Uek)

NOMINATION AND             3       Recommends qualified candidates to the Board    All non-interested
COMPENSATION                       in the event that a position is vacated or      Trustees of the
COMMITTEE                          created. The Committee will consider            Board (Butler,
                                   recommendations by shareholders when a          Cohn, Gunning,
                                   vacancy exists. Shareholders wishing to         Gutow, Hegarty,
                                                                                   Ives, Perera,
                                                                                   Sherratt, Thomsen
                                                                                   and Uek)

                      NUMBER OF
                     MEETINGS IN
                     LAST FISCAL
 NAME OF COMMITTEE      YEAR                         FUNCTIONS                     CURRENT MEMBERS(1)
-------------------------------------------------------------------------------------------------------
                                   recommend candidates for Trustee for
                                   consideration by the Committee may do so by
                                   writing to the Fund's Secretary at the
                                   principal executive office of the Fund. Such
                                   recommendations must be accompanied by
                                   biographical and occupational data on the
                                   candidate (including whether the candidate
                                   would be an "interested person" of the Fund),
                                   a written consent of the candidate to be
                                   named as a nominee and to serve as Trustee if
                                   elected, record and ownership information for
                                   the recommending shareholder with respect to
                                   the Fund, and a description of any
                                   arrangements or understandings regarding
                                   recommendation of the candidate for
                                   consideration. The Committee is also
                                   responsible for making recommendations to the
                                   Board regarding any necessary standards or
                                   qualifications for service on the Board. The
                                   Committee also reviews and makes
                                   recommendations to the Board regarding
                                   compensation for the non-interested Trustees.

PORTFOLIO TRADING          7       Oversees the policies, procedures, and          Cohn*, Gunning*,
AND MARKET REVIEW                  practices of the Fund with respect to           Gutow*, Hegarty*,
COMMITTEE                          brokerage transactions involving portfolio      Ives* (ex-officio
                                   securities as those policies, procedures, and   member) and Perera
                                   practices are carried out by MFS and its
                                   affiliates. The Committee also oversees the
                                   administration of the

                      NUMBER OF
                     MEETINGS IN
                     LAST FISCAL
 NAME OF COMMITTEE      YEAR                         FUNCTIONS                     CURRENT MEMBERS(1)
-------------------------------------------------------------------------------------------------------
                                   Fund's proxy voting policies and procedures
                                   by MFS. In addition, the Committee receives
                                   reports from MFS regarding the policies,
                                   procedures, and practices of MFS and its
                                   affiliates in connection with their marketing
                                   and distribution of shares of the Fund.

PRICING COMMITTEE          8       Oversees the determination of the value of      Ives* (ex-officio
                                   the portfolio securities and other assets       member), Perera*,
                                   held by the Fund and determines or causes to    Thomsen* and Uek*
                                   be determined the fair value of securities
                                   and assets for which market quotations are
                                   not "readily available" in accordance with
                                   the 1940 Act. The Committee delegates primary
                                   responsibility for carrying out these
                                   functions to MFS and MFS' internal valuation
                                   committee pursuant to pricing policies and
                                   procedures approved by the Committee and
                                   adopted by the full Board, which include
                                   methodologies to be followed by MFS to
                                   determine the fair values of portfolio
                                   securities and other assets held by the Fund
                                   for which market quotations are not readily
                                   available. The Committee meets periodically
                                   with the members of MFS' internal valuation
                                   committee to review and assess the quality of
                                   fair valuation and other pricing
                                   determinations made pursuant to the Fund's
                                   pricing policies and procedures, and to
                                   review and assess the

                      NUMBER OF
                     MEETINGS IN
                     LAST FISCAL
 NAME OF COMMITTEE      YEAR                         FUNCTIONS                     CURRENT MEMBERS(1)
-------------------------------------------------------------------------------------------------------
                                   policies and procedures themselves. The
                                   Committee also exercises the responsibilities
                                   of the Board under the Amortized Cost
                                   Valuation Procedures approved by the Board on
                                   behalf of each Fund which holds itself out as
                                   a "money market fund" in accordance with Rule
                                   2a-7 under the 1940 Act.

SERVICES CONTRACTS        6^       Reviews and evaluates the contractual           Gunning*, Ives*
COMMITTEE                          arrangements of the Fund relating to transfer   (ex-officio
                                   agency, administrative services, custody,       member), Sherratt*,
                                   pricing and bookkeeping services, and lending   Thomsen* and Uek*
                                   of portfolio securities, and makes
                                   recommendations to the full Board of Trustees
                                   on these matters.

----------
(1)  The Trustees' identification and background are set forth in Appendix E to
     Part II.

*    Non-interested or independent Trustees.

^ The Board of Trustees established the Services Contracts Committee on September 27, 2005. For periods prior to September 27, 2005, the functions of the Services Contracts Committee were performed by the Fund's Audit Committee.

                                                             PART I - APPENDIX B

     PORTFOLIO MANAGER(S)

     COMPENSATION

     Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     BASE SALARY - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

     The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

     The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

     The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

     OWNERSHIP OF FUND SHARES

     The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager as of the Fund's fiscal year ended May 31, 2006. The following dollar ranges apply:

     N. None

     A. $1 - $10,000

     B. $10,001 - $50,000

     C. $50,001 - $100,000

     D. $100,001 - $500,000

     E. $500,001 - $1,000,000

     F. Over $1,000,000

     NAME OF PORTFOLIO MANAGER   DOLLAR RANGE OF EQUITY SECURITIES IN FUND
     -------------------------   -----------------------------------------
     Barry Dargan                                    D

     OTHER ACCOUNTS

     In addition to the Fund, the Fund's portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, as of the Fund's fiscal year ended May 31, 2006, were as follows:

        REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
              COMPANIES*                 VEHICLES              OTHER ACCOUNTS
        ------------------------------------------------------------------------
        NUMBER OF      TOTAL    NUMBER OF       TOTAL     NUMBER OF      TOTAL
NAME     ACCOUNTS     ASSETS     ACCOUNTS      ASSETS      ACCOUNTS     ASSETS
--------------------------------------------------------------------------------
Barry       4      1.3 billion      2      145.9 million       1     107 million
Dargan

     *    Includes the Fund.

     Advisory fees are not based upon performance of any of the accounts identified in the table above.

     POTENTIAL CONFLICTS OF INTEREST

     MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

     In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. Securities transactions for the Fund and such other accounts are generally executed on the same day, or the next day. Nevertheless, a particular security may be bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

     MFS does not receive a performance fee for its management of the Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee.

                                                             PART I - APPENDIX C

     CERTAIN SERVICE PROVIDER COMPENSATION

     The Fund paid compensation for advisory services, administrative services, retirement plan administration and services, transfer agency services, and program management services over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix D to this Part I.

               NET AMOUNT              NET AMOUNT       NET AMOUNT    NET AMOUNT
                 PAID TO              PAID TO MFS      PAID TO MFSC   PAID TO MFD
                 MFS FOR    AMOUNT        FOR          FOR TRANSFER   FOR PROGRAM
 FISCAL YEAR    ADVISORY    WAIVED    ADMINISTRATIVE      AGENCY      MANAGEMENT
    ENDED       SERVICES    BY MFS      SERVICES       SERVICES(1)     SERVICES
---------------------------------------------------------------------------------
May 31, 2006   $4,020,552     N/A       $63,572          $449,976      $        0
May 31, 2005   $1,456,586     N/A       $16,367          $242,907      $1,715,860
May 31, 2004   $  797,124   $34,611     $ 8,276          $124,258      $  929,658

(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with third parties that provide shareholder services in an amount equal to $_____.

                                                             PART I - APPENDIX D

     SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

     SALES CHARGES

     The following sales charges were paid during the specified periods:

                  CLASS A INITIAL SALES CHARGES:         CDSC PAID TO MFD ON:
               -----------------------------------------------------------------
                                     REALLOWED TO
FISCAL YEAR               RETAINED   FINANCIAL        CLASS A   CLASS B   CLASS C
END             TOTAL     BY MFD     INTERMEDIARIES   SHARES    SHARES    SHARES
--------------------------------------------------------------------------------
May 31, 2006   $338,190    $45,665      $292,525       $4,135   $58,262   $5,377
May 31, 2005   $368,560    $50,569      $317,991       $4,396   $47,706   $1,763
May 31, 2004   $169,991    $22,645      $147,346       $6,628   $47,691   $  937

     DISTRIBUTION PLAN PAYMENTS

     During the fiscal year ended May 31, 2006, the Fund made the following Distribution Plan payments:

                           AMOUNT OF DISTRIBUTION AND/OR SERVICE FEES:
                         ----------------------------------------------
                                                           PAID TO
                         PAID BY                          FINANCIAL
      CLASS OF SHARES      FUND     RETAINED BY MFD   INTERMEDIARIES(1)
     ------------------------------------------------------------------
     Class A Shares      $571,629      $226,080           $345,549
     Class B Shares      $503,395      $372,506           $130,889
     Class C Shares      $265,988      $118,217           $147,771
     Class W Shares(2)   $      8      $      8           $      0

     (1) May include amounts paid to financial intermediaries affiliated with MFD.

     (2) For the period from the initial public offering of Class W shares on May 1, 2006.

     Amounts retained by MFD may represent fees paid to MFD but not yet reallowed to intermediaries as of the close of the period, compensation to MFD for commissions advanced by MFD to financial intermediaries upon sale of Fund shares, and/or compensation for MFD's distribution and shareholder servicing costs.

                                                             PART I - APPENDIX E

     PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     BROKERAGE COMMISSIONS

     The following brokerage commissions were paid by the Fund during the specified time periods:

     FISCAL YEAR END   BROKERAGE COMMISSIONS PAID BY FUND
     ----------------------------------------------------
     May 31, 2006                 $1,601,017
     May 31, 2005                 $  588,697
     May 31, 2004                 $  307,970

     SECURITIES ISSUED BY REGULAR BROKER/DEALERS

     During the fiscal year ended May 31, 2006, the Fund purchased securities issued by the following regular broker/dealers of the Fund, which had the following values as of May 31, 2006:

           BROKER/DEALER         VALUE OF SECURITIES
     -----------------------------------------------
               UBS AG                $12,932,287
     Goldman Sachs Group, Inc.       $ 9,583,000
          Societe Generale           $ 6,813,129

     TRANSACTIONS WITH RESEARCH FIRMS

     During the fiscal year ended May 31, 2006, the Fund allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by the Adviser to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms. (1)

     DOLLAR AMOUNT OF TRANSACTIONS WITH   COMMISSIONS PAID ON TRANSACTIONS WITH
               RESEARCH FIRMS                        RESEARCH FIRMS
     --------------------------------------------------------------------------
                $677,144,658                           $1,292,567

     ----------
     (1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

                                                             PART I - APPENDIX F

     SHARE OWNERSHIP

     OWNERSHIP BY TRUSTEES AND OFFICERS

     As of June 30, 2006, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares. The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2005.

     The following dollar ranges apply:

     N. None

     A. $1 - $10,000

     B. $10,001 - $50,000

     C. $50,001 - $100,000

     D. Over $100,000

                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                          DOLLAR RANGE OF EQUITY      SECURITIES IN ALL MFS FUNDS
    NAME OF TRUSTEE       SECURITIES IN THE FUND          OVERSEEN BY TRUSTEES
-----------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning                     D                           D
Robert C. Pozen                       N                           D
NON-INTERESTED TRUSTEES
Robert E. Butler(1)                   N                           N
Lawrence H. Cohn, M.D                 N                           D
David H. Gunning                      N                           D
William R. Gutow                      N                           D
Michael Hegarty                       N                           D
J. Atwood Ives                        N                           D
Lawrence T. Perera                    A                           D
J. Dale Sherratt                      C                           D


Laurie J. Thomsen                     N                           D
Robert W. Uek(1)                      N(2)                        D(2)

(1)  Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.

(2)  As of March 31, 2006.

     25% OR GREATER OWNERSHIP

     The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of June 30, 2006, and are therefore presumed to control the Fund. All holdings are of record unless otherwise indicated.

                                           JURISDICTION OF
  NAME AND ADDRESS OF                    ORGANIZATION (IF A   PERCENTAGE
       INVESTOR                                COMPANY)        OWNERSHIP
------------------------------------------------------------------------
MFS International Diversification Fund      Massachusetts       43.79%
500 Boylston Street
Boston, MA 02116-3740

     5% OR GREATER OWNERSHIP OF SHARE CLASS

     The following table identifies those investors who own 5% or more of any class of a Fund's shares as of June 30, 2006. All holdings are of record unless otherwise indicated.

NAME AND ADDRESS OF INVESTOR                 OWNERSHIP PERCENTAGE
-------------------------------------------------------------------
Charles Schwab & Co Inc                   9.49% of Class A shares
FBO Clearing Customers
101 Montgomery Street
San Francisco, CA 94104-4151

Merrill Lynch Pierce Fenner & Smith Inc   9.47% of Class A shares
For The Sole Benefit of its Customers     37.24% of Class C shares
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

Citigroup Global Markets Inc              7.77% of Class C shares
333 W 34th Street
New York, New York 10001-2402

MFS International Diversification Fund    81.94% of Class I shares
500 Boylston Street
Boston, MA 02116-3740

Trust Co. N A                             5.25% of Class I shares
1000 N Water Street
Milwaukee, WI 53202-6648

MFS Investment Management                 100.00% of Class W shares
Attn: Thomas B Hastings
500 Boylston Street
Boston, MA 02116

                             MFS(R) CORE GROWTH FUND
                        MFS(R) EMERGING MARKETS DEBT FUND
                        MFS(R) INTERNATIONAL GROWTH FUND
                         MFS(R) INTERNATIONAL VALUE FUND
                            MFS(R) RESEARCH BOND FUND
                       MFS(R) RESEARCH INTERNATIONAL FUND
                              MFS(R) RESEARCH FUND
                                MFS(R) VALUE FUND

       SUPPLEMENT DATED MAY 1, 2006 TO THE CURRENT STATEMENT OF ADDITIONAL
                             INFORMATION - PART II

THE FIRST PARAGRAPH IN THE SECTION ENTITLED "RULE 12B-1 PLAN" UNDER THE CAPTION "III - DISTRIBUTION PLAN" IS HEREBY RESTATED AS FOLLOWS:

The Trustees have adopted a Distribution Plan for Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, Class W and Class J shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

THE SECTION ENTITLED "RULE 12B-1 PLAN - SERVICE FEES" UNDER THE CAPTION "III - DISTRIBUTION PLAN" IS HEREBY RESTATED AS FOLLOWS:

SERVICE FEES -- The Distribution Plan provides that the Fund shall pay MFD a service fee equal on an annual basis up to a maximum of 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") as compensation for shareholder servicing and account maintenance activities. Class W shares do not pay a service fee. At its discretion, MFD may in turn pay all or a portion of these fees to financial intermediaries that perform shareholder servicing and/or account maintenance activities. Shareholder servicing and account maintenance activities may include, but are not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. The service fees payable by MFD to any financial intermediary may be subject in whole or in part to such minimum account or payment requirements or other standards as MFD may set in its discretion. MFD or its affiliates are entitled to retain all or any portion of the service fees payable under the Distribution Plan, including when MFD is the broker of record or you have not designated a broker of record, or for which the minimum account or payment requirements or other standards have not been met.

THE SECTION UNDER THE CAPTION "III - DISTRIBUTION PLAN" IS HEREBY SUPPLEMENTED AS FOLLOWS:

CLASS W SHARES -- Class W shares are offered at net asset value without an initial sales charge or CDSC. Class W shares are generally available only in connection with fee-based wrap programs sponsored by financial intermediaries, such as brokerage houses and investment advisers, whose use of class W shares may depend on the structure of the particular fee-based wrap program.

The distribution fee paid to MFD under the Distribution Plan for Class W shares is equal, on an annual basis, to up to 0.10% of the Fund's average daily net assets attributable to Class W shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD.


                   THE DATE OF THIS SUPPLEMENT IS MAY 1, 2006.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MASSACHUSETTS INVESTORS TRUST
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND
MFS(R) BOND FUND
MFS(R) CAPITAL OPPORTUNITIES FUND
MFS(R) CASH RESERVE FUND
MFS(R) CONSERVATIVE ALLOCATION FUND
MFS(R) CORE EQUITY FUND
MFS(R) CORE GROWTH FUND
MFS(R) EMERGING GROWTH FUND
MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) EMERGING MARKETS EQUITY FUND
MFS(R) FLOATING RATE HIGH INCOME FUND
MFS(R) GLOBAL EQUITY FUND
MFS(R) GLOBAL GROWTH FUND
MFS(R) GLOBAL TOTAL RETURN FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND
MFS(R) GOVERNMENT MONEY MARKET FUND
MFS(R) GOVERNMENT SECURITIES FUND
MFS(R) GROWTH ALLOCATION FUND
MFS(R) GROWTH OPPORTUNITIES FUND
MFS(R) HIGH INCOME FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND
MFS(R) INFLATION-ADJUSTED BOND FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND
MFS(R) INTERNATIONAL GROWTH FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND
MFS(R) INTERNATIONAL VALUE FUND
MFS(R) LIFETIME(R) 2010 FUND
MFS(R) LIFETIME(R) 2020 FUND
MFS(R) LIFETIME(R) 2030 FUND
MFS(R) LIFETIME(R) 2040 FUND
MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) LIMITED MATURITY FUND
MFS(R) MID CAP GROWTH FUND
MFS(R) MID CAP VALUE FUND
MFS(R) MODERATE ALLOCATION FUND
MFS(R) MONEY MARKET FUND
MFS(R) MUNICIPAL BOND FUND
MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) MUNICIPAL INCOME FUND
MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) NEW DISCOVERY FUND
MFS(R) NEW ENDEAVOR FUND
MFS(R) RESEARCH BOND FUND
MFS(R) RESEARCH BOND FUND J
MFS(R) RESEARCH FUND
MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) STRATEGIC GROWTH FUND
MFS(R) STRATEGIC INCOME FUND
MFS(R) STRATEGIC VALUE FUND
MFS(R) TECHNOLOGY FUND
MFS(R) TOTAL RETURN FUND
MFS(R) UNION STANDARD EQUITY FUND
MFS(R) UTILITIES FUND
MFS(R) VALUE FUND
MFS(R) MUNICIPAL STATE FUNDS:
AL, AR, CA, FL, GA, MD, MA, MS, NY, NC, PA, SC, TN, VA, WV

           SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION - PART II

EFFECTIVE IMMEDIATELY, THE SECTION ENTITLED "DISCLOSURE OF PORTFOLIO HOLDINGS" IS RESTATED AS FOLLOWS:

The fund has established a policy governing the disclosure of a fund's portfolio holdings which is designed to protect the confidentially of the fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The fund's Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").

Neither MFS nor the fund will receive any compensation or other consideration in connection with its disclosure of fund portfolio holdings.

PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of fund portfolio holdings through required SEC quarterly filings, a fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS may reasonably determine.

The following information is generally available to you on the MFS Web site (MFS.COM):

INFORMATION                         APPROXIMATE DATE OF POSTING TO WEB SITE
---------------------------------------------------------------------------
Fund's top 10 securities holdings   14 days after month end
   as of each month's end
Fund's full securities holdings     29 days after month end
   as of each month's end

Note that the funds or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Not all registered investment companies that are advised by MFS publicly disclose portfolio holdings in the form or on the schedule described above and registered investment companies that are sub-advised by MFS or its affiliates may be subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings. These clients and prospective clients are not subject to the fund's portfolio holdings disclosure policies. Some of these registered investment companies, sub-advised funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar or identical investment objectives and strategies to certain funds. They therefore have potentially substantially similar, and in certain cases nearly identical, portfolio holdings as those funds.

A fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of these agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the fund's Independent Chief Compliance Officer and the Board of Trustees of the fund. MFS also reports to the Board of Trustees of the fund regarding the disclosure of information regarding the fund that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

     - Employees of MFS or MFD (collectively "fund representatives ") disclose non-public portfolio holdings in connection with the day-to-day operations and management of the fund. Full portfolio holdings are disclosed to a fund's custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a fund's pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a fund in the voting of proxies or in connection with litigation relating to fund portfolio holdings. In connection with managing the funds, MFS may use analytical systems provided by third parties who may have access to fund portfolio holdings.

     - Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, fund Representatives may disclose fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

     - Fund Representatives may provide oral or written information ("portfolio commentary") about a fund, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to fund performance. Fund Representatives may also express their views orally or in writing on one or more of a fund's portfolio holdings or may state that a fund has recently purchased or sold one or more holdings.

     - Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the fund, persons considering investing in the fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, fund Representatives may disclose non-public fund portfolio holdings to the recipients identified on Appendix H of this Part II, or permit the recipients identified on Appendix H of this Part II to have access to non-public fund portfolio holdings, on an on-going basis.

This list of recipients on Appendix H is current as of December 19, 2005, and any additions, modifications, or deletions to this list that have occurred since December 19, 2005, are not reflected. The portfolio holdings of the fund which are provided to these recipients, or to which these recipients have access, may be the funds' current portfolio holdings. As a condition to receiving or being provided access to non-public fund portfolio holdings, the recipients listed in Appendix H must agree, or have a duty, to maintain this information in confidence.

EFFECTIVE IMMEDIATELY, THE SECTION ENTITLED "DETERMINATION OF NET ASSET VALUE" IS RESTATED AS FOLLOWS:

The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a fund's net asset value the next business day after such change.

MONEY MARKET FUNDS

Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the fund's compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00 and has delegated to the adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the adviser is responsible for monitoring and notifying the Board of Trustees of circumstances where the net asset value calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders. Under such circumstances, the Board may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

NON-MONEY MARKET FUNDS

Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded.

Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Short-term instruments with a maturity at issuance of 397 days or less are generally valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales reported that day, exchange-traded options are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods.

Swaps are generally valued at a broker-dealer bid quotation.

Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

EFFECTIVE MAY 1, 2006, THE SECTION ENTITLED "LETTER OF INTENT" IS RESTATED AS
FOLLOWS:

LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or Class 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or Class 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application. Subject to acceptance by MFD and the conditions mentioned below, each LOI purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

     Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

     If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to satisfy the higher initial sales charge level for the amount initially purchased. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

EFFECTIVE MAY 1, 2006, THE SECTION ENTITLED "SUBSEQUENT INVESTMENT BY TELEPHONE" IS RESTATED AS FOLLOWS:

SUBSEQUENT INVESTMENT BY TELEPHONE -- Except with respect to R shares, each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this privilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

EFFECTIVE MAY 1, 2006, THE SECTION ENTITLED "REINSTATEMENT PRIVILEGE" IS RESTATED AS FOLLOWS:

REINSTATEMENT PRIVILEGE -- For shares redeemed on or before April 30, 2006, shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or Class 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) within 90 days of the redemption. Effective for shares redeemed on or after May 1, 2006, the reinstatement privilege is eliminated.

In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EFFECTIVE MAY 1, 2006, CATEGORY B "OTHER PLAN WAIVERS" UNDER CATEGORY 1 OF APPENDIX A IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

                                                              SALES CHARGE WAIVED*
                                                     -------------------------------------
                                                     CLASS A   CLASS A   CLASS B   CLASS C
                                                     FESL      CDSC      CDSC      CDSC
------------------------------------------------------------------------------------------
1.   WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF
     ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING
     PARTICIPANT RECORDKEEPING SERVICES ("MFS
     SERVICED PLANS")

     B.   OTHER PLAN WAIVERS

     -    All MFS Serviced Plans.                       X                             X

     -    Transfers due to the eligibility of a         X         X         X         X
          MFS Serviced Plan to move its investment
          into a new share class under certain
          eligibility criteria established from
          time to time by MFD (sales charges
          waived may vary depending upon the
          criteria established by MFD).

     -    Transfer to rollover MFS Prototype IRA        X                             X
          from an MFS Serviced Plan.

     -    Reinvestment of Redemption Proceeds from      X         X
          Class B Shares

          -    Shares acquired by a retirement
               plan whose account application was
               received by MFD on or prior to
               March 30, 2001 where the purchase
               represents the immediate
               reinvestment of proceeds from the
               plan's redemption of its Class B
               shares of the MFS Funds and is
               equal to or exceeds $500,000,
               either alone or in aggregate with
               the current market value of the
               plan's existing Class A shares; or

          -    Shares acquired by a retirement
               plan whose account application was
               received by MFD on or after April
               2, 2001 and before December 31,
               2002 where the purchase represents
               the immediate reinvestment of
               proceeds from the plan's redemption
               of its Class B shares of the MFS
               Funds and is equal to or exceeds
               $1,000,000, either alone or in
               aggregate with current market value
               of the plan's existing Class A
               shares.

EFFECTIVE MAY 1, 2006, CATEGORY B "AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISORS" UNDER CATEGORY 5 OF APPENDIX A IS REPLACED IN ITS ENTIRETY WITH THE
FOLLOWING:

                                                              SALES CHARGE WAIVED*
                                                     -------------------------------------
                                                     CLASS A   CLASS A   CLASS B   CLASS C
                                                     FESL      CDSC      CDSC      CDSC
------------------------------------------------------------------------------------------
5.   OTHER WAIVERS

     B.   AFFILIATES OF AN MFS FUND/CERTAIN
          FINANCIAL ADVISORS

     -    Shares acquired by officers, eligible         X         X         X         X
          directors, employees (including former
          employees) and agents of MFS, Sun Life
          or any of their subsidiary companies.

     -    Shares acquired by trustees and retired       X         X         X         X
          trustees of any investment company for
          which MFD serves as distributor.

     -    Shares acquired by employees, directors,      X         X         X         X
          partners, officers and trustees of any
          subadviser to any MFS Fund.

     -    Shares acquired by certain family             X         X         X         X
          members of any such individual
          identified above and their spouses (or
          legal equivalent under applicable state
          law), and certain trusts, pension,
          profit-sharing or other retirement plans
          for the sole benefit of such persons,
          provided the shares are not resold
          except to the MFS Fund which issued the
          shares.

     -    Shares acquired by employees or               X         X         X         X
          registered representatives (including
          former employees) of financial
          intermediaries or an employee's spouse
          (or legal equivalent under applicable
          state law) or employee's children under
          the age of 21. For employees or
          registered representatives of financial
          intermediaries who established an
          account with MFS prior to May 1, 2006,
          shares acquired by certain family
          members of employees or registered
          representatives of financial
          intermediaries and their spouses or
          domestic partners, and certain trusts,
          pension, profit-sharing or other
          retirement plans for the sole benefit of
          such persons, provided the shares are
          not resold except to the MFS Fund which
          issued the shares.

     -    Shares acquired by institutional clients      X         X         X         X
          of MFS or MFS Institutional Advisors,
          Inc

                  THE DATE OF THIS SUPPLEMENT IS APRIL 1, 2006

MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MASSACHUSETTS INVESTORS TRUST
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND
MFS(R) BOND FUND
MFS(R) CAPITAL OPPORTUNITIES FUND
MFS(R) CASH RESERVE FUND
MFS(R) CONSERVATIVE ALLOCATION FUND
MFS(R) CORE EQUITY FUND
MFS(R) CORE GROWTH FUND
MFS(R) EMERGING GROWTH FUND
MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) EMERGING MARKETS EQUITY FUND
MFS(R) FLOATING RATE HIGH INCOME FUND
MFS(R) GLOBAL EQUITY FUND
MFS(R) GLOBAL GROWTH FUND
MFS(R) GLOBAL TOTAL RETURN FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND
MFS(R) GOVERNMENT MONEY MARKET FUND
MFS(R) GOVERNMENT SECURITIES FUND
MFS(R) GROWTH ALLOCATION FUND
MFS(R) GROWTH OPPORTUNITIES FUND
MFS(R) HIGH INCOME FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND
MFS(R) INFLATION-ADJUSTED BOND FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND
MFS(R) INTERNATIONAL GROWTH FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND
MFS(R) INTERNATIONAL VALUE FUND
MFS(R) LIFETIME(R) 2010 FUND
MFS(R) LIFETIME(R) 2020 FUND
MFS(R) LIFETIME(R) 2030 FUND
MFS(R) LIFETIME(R) 2040 FUND
MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) LIMITED MATURITY FUND
MFS(R) MID CAP GROWTH FUND
MFS(R) MID CAP VALUE FUND
MFS(R) MODERATE ALLOCATION FUND
MFS(R) MONEY MARKET FUND
MFS(R) MUNICIPAL BOND FUND
MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) MUNICIPAL INCOME FUND
MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) NEW DISCOVERY FUND
MFS(R) NEW ENDEAVOR FUND
MFS(R) RESEARCH BOND FUND
MFS(R) RESEARCH BOND FUND J
MFS(R) RESEARCH FUND
MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) STRATEGIC GROWTH FUND
MFS(R) STRATEGIC INCOME FUND
MFS(R) STRATEGIC VALUE FUND
MFS(R) TECHNOLOGY FUND
MFS(R) TOTAL RETURN FUND
MFS(R) UNION STANDARD EQUITY FUND
MFS(R) UTILITIES FUND
MFS(R) VALUE FUND
MFS(R) MUNICIPAL STATE FUNDS:
AL, AR, CA, FL, GA, MD, MA, MS, NY, NC, PA, SC, TN, VA, WV

     SUPPLEMENT TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION - PART II

EFFECTIVE MARCH 1, 2006, APPENDIX G ENTITLED "PROXY VOTING POLICIES AND PROCEDURES" IS HEREBY RESTATED AS FOLLOWS:

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

 SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004, MARCH 15, 2005 AND MARCH
                                     1, 2006

          Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

          The MFS Proxy Voting Policies and Procedures include:

          A.   Voting Guidelines;

          B.   Administrative Procedures;

          C.   Monitoring System;

          D.   Records Retention; and

          E.   Reports.

A.   VOTING GUIDELINES

     1.   GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

               MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

               MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

               As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

               From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

               These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

     2.   MFS' POLICY ON SPECIFIC ISSUES

               ELECTION OF DIRECTORS

               MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (E.G., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

               MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

               MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (E.G., contested elections) ("Majority Vote Proposals").

               MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

          MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

     - Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

     - Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

     - Vest management of the process in the company's independent directors, other than the nominee in question; and

     - Outline the range of remedies that the independent directors may consider concerning the nominee.

               CLASSIFIED BOARDS

               MFS opposes proposals to classify a board (E.G., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

               NON-SALARY COMPENSATION PROGRAMS

               Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

               MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

               MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (I.E., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

               MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

               MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

               EXPENSING OF STOCK OPTIONS

               While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

               EXECUTIVE COMPENSATION

               MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (E.G., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

               EMPLOYEE STOCK PURCHASE PLANS

               MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

               "GOLDEN PARACHUTES"

               From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

               ANTI-TAKEOVER MEASURES

               In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

               MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
     (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (E.G., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

               MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

               REINCORPORATION AND REORGANIZATION PROPOSALS

               When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

               ISSUANCE OF STOCK

               There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (E.G., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

               REPURCHASE PROGRAMS

               MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

               CONFIDENTIAL VOTING

               MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

               CUMULATIVE VOTING

               MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

               WRITTEN CONSENT AND SPECIAL MEETINGS

               Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

               INDEPENDENT AUDITORS

               MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of ANY non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

               BEST PRACTICES STANDARDS

               Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

               SOCIAL ISSUES

               There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (E.G., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

               The laws of various states may regulate how the interests of certain clients subject to those laws (E.G., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

               FOREIGN ISSUERS

               MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

               In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (E.G., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (E.G., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B.   ADMINISTRATIVE PROCEDURES

     1.   MFS PROXY REVIEW GROUP

               The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

               a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

               b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

               c. Considers special proxy issues as they may arise from time to time.

     2.   POTENTIAL CONFLICTS OF INTEREST

               The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

               In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

               a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and
                    (iii) MFS institutional clients (the "MFS Significant Client List");

               b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

               c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

               d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

               The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

     3.   GATHERING PROXIES

               Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

               MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

     4.   ANALYZING PROXIES

               Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

               As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (E.G., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

               As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

     5.   VOTING PROXIES

               In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.   MONITORING SYSTEM

               It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number

----------
(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

     of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

               When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.   RECORDS RETENTION

               MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E.   REPORTS

               MFS FUNDS

               MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

               ALL MFS ADVISORY CLIENTS

               At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

               Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                  THE DATE OF THIS SUPPLEMENT IS MARCH 1, 2006.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MASSACHUSETTS INVESTORS TRUST
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND
MFS(R) BOND FUND
MFS(R) CAPITAL OPPORTUNITIES FUND
MFS(R) CASH RESERVE FUND
MFS(R) CONSERVATIVE ALLOCATION FUND
MFS(R) CORE EQUITY FUND
MFS(R) CORE GROWTH FUND
MFS(R) EMERGING GROWTH FUND
MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) EMERGING MARKETS EQUITY FUND
MFS(R) FLOATING RATE HIGH INCOME FUND
MFS(R) GLOBAL EQUITY FUND
MFS(R) GLOBAL GROWTH FUND
MFS(R) GLOBAL TOTAL RETURN FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND
MFS(R) GOVERNMENT MONEY MARKET FUND
MFS(R) GOVERNMENT SECURITIES FUND
MFS(R) GROWTH ALLOCATION FUND
MFS(R) GROWTH OPPORTUNITIES FUND
MFS(R) HIGH INCOME FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND
MFS(R) INFLATION-ADJUSTED BOND FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND
MFS(R) INTERNATIONAL GROWTH FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND
MFS(R) INTERNATIONAL VALUE FUND
MFS(R) LIFETIME(R) 2010 FUND
MFS(R) LIFETIME(R) 2010 FUND
MFS(R) LIFETIME(R) 2020 FUND
MFS(R) LIFETIME(R) 2030 FUND
MFS(R) LIFETIME(R) 2040 FUND
MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) LIMITED MATURITY FUND
MFS(R) MID CAP GROWTH FUND
MFS(R) MID CAP VALUE FUND
MFS(R) MODERATE ALLOCATION FUND
MFS(R) MONEY MARKET FUND
MFS(R) MUNICIPAL BOND FUND
MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) MUNICIPAL INCOME FUND
MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) NEW DISCOVERY FUND
MFS(R) NEW ENDEAVOR FUND
MFS(R) RESEARCH BOND FUND
MFS(R) RESEARCH BOND FUND J
MFS(R) RESEARCH FUND
MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) STRATEGIC GROWTH FUND
MFS(R) STRATEGIC INCOME FUND
MFS(R) STRATEGIC VALUE FUND
MFS(R) TECHNOLOGY FUND
MFS(R) TOTAL RETURN FUND
MFS(R) UNION STANDARD EQUITY FUND
MFS(R) UTILITIES FUND
MFS(R) VALUE FUND
MFS(R) MUNICIPAL STATE FUNDS:
AL, AR, CA, FL, GA, MD, MA, MS, NY, NC, PA, SC, TN, VA, WV

           SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION - PART II

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED UNDER CATEGORY 5 "OTHER WAIVERS" IN APPENDIX A TO PART II OF THE SAI:

                                                   SALES CHARGE WAIVED*
                                           -------------------------------------
                                           CLASS A   CLASS A   CLASS B   CLASS C
                                           FESL      CDSC      CDSC      CDSC
                                           -------   -------   -------   -------
L. MISCELLANEOUS

In connection with settlements reached        X
between certain broker/dealers and the
NASD, SEC and/or other regulatory bodies regarding sales of class B and class C shares in excess of certain dollar thresholds, the funds will, at times, permit shareholders who are clients of these firms to redeem class B and class
C shares of the fund and concurrently
purchase class A shares without paying
an initial sales charge.


                THE DATE OF THIS SUPPLEMENT IS FEBRUARY 24, 2006

STATEMENT OF ADDITIONAL INFORMATION

PART II


Part II of this SAI, updated through January 1, 2006, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this
Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


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TABLE OF CONTENTS
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                                                                            PAGE

I    Management of the Fund ...............................................   1
     Trustees/Officers ....................................................   1
     Investment Adviser ...................................................   1
     Administrator ........................................................   2
     Custodian ............................................................   2
     Shareholder Servicing Agent ..........................................   3
     Distributor ..........................................................   3
     Program Manager ......................................................   3
     Codes of Ethics ......................................................   3
II   Principal Share Characteristics ......................................   3
     Class A, Class 529A and Class J Shares ...............................   4
     Class  B,  Class  529B,  Class C, Class 529C, Class R, Class R1,
     Class R2, Class R3, Class R4, Class R5 and Class I Shares ............   4
     Waiver of Sales Charges ..............................................   4
     Financial Intermediary Commissions and Concessions ...................   5
     General ..............................................................   5
III  Distribution Plan ....................................................   5
     Rule 12b-1 Plan ......................................................   5
     Features Common to Each Class of Shares ..............................   5
     Features Unique to Each Class of Shares ..............................   6
IV   Investment Techniques, Practices, Risks and Restrictions..............   7
V    Net Income and Distributions .........................................   7
     Money Market Funds ...................................................   7
     Other Funds ..........................................................   8
VI   Tax Considerations ...................................................   8
     The Treatment of the Fund ............................................   8
     Taxation of Shareholders .............................................   9
     Special Rules for Municipal Fund Distributions .......................  13
     Special Considerations for 529 Share Classes .........................  14
VII  Portfolio Transactions and Brokerage Commissions .....................  14
VIII Disclosure of Portfolio Holdings .....................................  16
IX   Determination of Net Asset Value .....................................  17
     Money Market Funds ...................................................  17
     Other Funds ..........................................................  18
X    Shareholder Services .................................................  18
     Investment and Withdrawal Programs ...................................  18
     Exchange Privilege ...................................................  20
     Tax-Deferred Retirement Plans ........................................  22
     Qualified Tuition Programs ...........................................  23
XI   Description of Shares, Voting Rights and Liabilities .................  23
     Appendix A -- Waivers of Sales Charges ............................... A-1
     Appendix B -- Financial Intermediary Commissions and Concessions ..... B-1
     Appendix C -- Investment Techniques, Practices and Risks ............. C-1
     Appendix D -- Description of Bond Ratings ............................ D-1
     Appendix E -- Trustees and Officers -- Identification and Background . E-1
     Appendix F -- Investment Restrictions ................................ F-1
     Appendix G -- Proxy Voting Policies and Procedures ................... G-1
     Appendix H -- Recipients of Non-Public Portfolio Holdings on an
                   Ongoing Basis .......................................... H-1

I    MANAGEMENT OF THE FUND

     TRUSTEES/OFFICERS
     BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees have appointed several persons to serve as "Advisory Trustees", each of whom have been nominated by the Trustees for election as Trustees by shareholders.

     TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.

     TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred benefit plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred benefits will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

       Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

     INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.


     INVESTMENT ADVISER
     The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial, Inc. (a diversified financial services organization).


       MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies described in Appendix G to this Part II. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available without charge by visiting mfs.com and clicking on "Proxy Voting" and by visiting the SEC's website at http://www.sec.gov.

     INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

       The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

       The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non- recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

       The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

       The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

       The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.

     ADMINISTRATOR
     MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets.


       Each Fund pays MFS an administrative fee consisting of a fixed amount of $10,000 plus a fee of up to the following annual percentage rates of the Fund's average daily net assets:

       First $2 billion                         0.01101%
       Next $2.5 billion                        0.00816%
       Next $2.5 billion                        0.00038%
       In excess of $7 billion                  0.00000%

       In addition, MFS is responsible for providing certain plan administration and services with respect to Class R1, Class R2, Class R3, Class R4 and Class R5 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R1, Class R2, Class R3, Class R4, and Class R5 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual plan administration and service fee solely from the assets attributable to shares of each R share class to MFS for the provision of these services in an amount equal to 0.45% for Class R1 shares, 0.40% for Class R2 shares, 0.25% for Class R3 shares, 0.15% for Class R4 shares, and 0.10% for Class R5 shares. MFS has agreed in writing to waive the retirement plan administration and service fee to 0.35% for class R1 shares, 0.25% for class R2 shares, and 0.15% for class R3 shares until at least September 30, 2007.


     CUSTODIAN
     State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.


     SHAREHOLDER SERVICING AGENT
     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee from the Funds designated to achieve a target pre-tax annual profit margin. Taking into account this goal, effective January 1, 2006, each Fund (except Funds investing primarily in other MFS Funds) pays MFSC a fee based on its average daily net assets equal to 0.1055%. Such fee rate shall continue until modified by agreement between the Funds and MFSC, taking into account MFSC's pre-tax profit margin target.

       In addition, MFSC is reimbursed by the Funds for certain expenses incurred by MFSC on behalf of the Funds. These reimbursements include payments made under agreements with third parties that provide omnibus accounting, network, sub-transfer agency and other shareholder services, including without limitation recordkeeping, reporting and transaction processing services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party. MFSC is also reimbursed for certain out-of-pocket expenses, such as costs related to mailing shareholder statements or to shareholder inquiries, incurred by MFSC in performing the services described above.


       MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. State Street Bank and Trust Company has contracted with MFSC to perform dividend disbursing agent functions for the Funds.

     DISTRIBUTOR
     MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

     PROGRAM MANAGER
     MFD serves as program manager for a qualified tuition program under Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs. MFD may retain this entire amount or may pay or "reallow" all or a portion of it to third parties that provide program manager services.

     CODES OF ETHICS
     The Fund and its Adviser and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the "1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. These codes are on file with, and are available from, the Securities and Exchange Commission (the "SEC"). These codes can be reviewed and copied at the:

         Public Reference Room
         Securities and Exchange Commission
         Washington, D.C. 20549-0102

     Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes also are available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of these codes may be obtained, upon payment of a duplicating fee, by electronic request to the following e- mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

II   PRINCIPAL SHARE CHARACTERISTICS
     Set forth below is a description of Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class I and Class J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.

       The term "financial intermediary" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

     CLASS A, CLASS 529A AND CLASS J SHARES
     MFD acts as a distributor in selling Class A, Class 529A and Class J shares of the Fund to financial intermediaries. The public offering price of Class A, Class 529A and Class J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, Class 529A and Class J share of the Fund is calculated by dividing the net asset value of a share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge may be reduced or waived with respect to certain purchase amounts and pursuant to certain shareholder programs (see "Shareholder Services" below and Appendix A). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

       In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:

     o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

       > the plan had established an account with MFSC; and

       > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

          + The employer had at least 25 employees; or

          + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

     o Investment in Class A shares by certain retirement plans subject to ERISA, if

       > The retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services;

       > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

       > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

     o Investments in Class A shares by certain retirement plans subject to ERISA, if

       > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

       > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; and

       > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
         PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY;

     o Investment in Class A shares by certain retirement plans subject to ERISA, if

       > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

       > The plan records are maintained on a pooled basis by MFSC; and

       > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

     CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R, CLASS R1, CLASS R2, CLASS R3, CLASS R4, CLASS R5, AND CLASS I SHARES MFD acts as distributor in selling Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

     WAIVER OF SALES CHARGES
     In certain circumstances, the initial sales charge imposed upon purchases of Class A and Class 529A shares and the CDSC imposed upon redemptions of Class A, Class B, Class C, Class 529B and Class 529C shares are waived. These circumstances are described in Appendix A of this Part II. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time in their discretion.

     FINANCIAL INTERMEDIARY COMMISSIONS AND CONCESSIONS
     MFD pays commissions and provides concessions to financial intermediaries that sell Fund shares. These financial intermediary commissions and concessions are described in Appendix B of this Part II.

     GENERAL
     Neither MFD nor financial intermediaries are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to financial intermediaries. MFD may benefit from its temporary holding of funds paid to it by financial intermediaries for the purchase of Fund shares.

III  DISTRIBUTION PLAN

     RULE 12B-1 PLAN
     The Trustees have adopted a Distribution Plan for Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4 and Class J shares (the "Distribution Plan") pursuant to
     Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

       The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.

       In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

     FEATURES COMMON TO EACH CLASS OF SHARES
     There are features of the Distribution Plan that are common to each Class of shares, as described below.

     SERVICE FEES -- The Distribution Plan provides that the Fund shall pay MFD a service fee equal on an annual basis to up to a maximum of 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") as compensation for shareholder servicing and account maintenance activities. At its discretion, MFD may in turn pay all or a portion of these fees to financial intermediaries that perform shareholder servicing and/or account maintenance activities. Shareholder servicing and account maintenance activities may include, but are not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. The service fees payable by MFD to any financial intermediary may be subject in whole or in part to such minimum account or payment requirements or other standards as MFD may set in its discretion. MFD or its affiliates are entitled to retain all or any portion of the service fees payable under the Distribution Plan, including when MFD is the broker of record or when a shareholder has not designated a broker of record, or for which the minimum account or payment requirements or other standards have not been met.

     DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and financial intermediaries for their expenses incurred in connection with the distribution of Fund shares, including, but not limited to, commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment, payments made to wholesalers employed by MFD (employees may receive additional compensation if they meet certain targets for sales of the MFS Funds), and other distribution- related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

     OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

       The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

     FEATURES UNIQUE TO EACH CLASS OF SHARES
     There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.

     CLASS A AND CLASS 529A SHARES -- Class A and Class 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.

       The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.10% of Class A shares' average daily net assets and up to 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution- related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD (e.g., MFD pays commissions to financial intermediaries with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     CLASS B AND CLASS 529B SHARES -- Class B and Class 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD generally advances to financial intermediaries the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD retains the service fee paid by the Fund with respect to such shares for the first year after purchase and financial intermediaries become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

       Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class B and Class 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to financial intermediaries upon purchase of Class B and Class 529B shares).

     CLASS C AND CLASS 529C SHARES -- Class C and Class 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to financial intermediaries of up to 1.00% of the purchase price of Class C or Class 529C shares purchased through financial intermediaries at the time of purchase. In compensation for this 1.00% commission paid by MFD to financial intermediaries, MFD will retain the 1.00% per annum Class C or Class 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and financial intermediaries will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

       This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to financial intermediaries), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to financial intermediaries) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or Class 529C shares, respectively.

     CLASS R, CLASS R1, CLASS R2, CLASS R3 AND CLASS R4 SHARES -- Class R, Class R1, Class R2, Class R3 and Class R4 shares are offered at net asset value without an initial sales charge or CDSC. Class R, Class R1, Class R2, Class R3 and Class R4 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay the ongoing service fee for Class R, Class R1, Class R2, Class R3 and Class R4 shares to the financial intermediary making the sale or providing certain services to the retirement plan.

       The distribution fee paid to MFD under the Distribution Plan for Class R shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R shares. The distribution fee paid to MFD under the Distribution Plan for Class R1 shares is equal, on an annual basis, to up to 0.50% of the Fund's average daily net assets attributable to Class R1 shares. The distribution fee paid to MFD under the Distribution Plan for Class R2 and Class R3 shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R2 and Class R3 shares. MFD does not receive a distribution fee under the Distribution Plan for Class R4 shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.75% per annum of the average daily net assets of the Fund attributable to Class R1 or 0.50% per annum of the average daily net assets of the Fund attributable to Class R, Class R2, Class R3 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion or all of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.

       The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

IV   INVESTMENT TECHNIQUES, PRACTICES,
     RISKS AND RESTRICTIONS
     Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies to the extent such techiques and practices are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. References to a "Fund" in Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V    NET INCOME AND DISTRIBUTIONS

     MONEY MARKET FUNDS
     The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).


       For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, and (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.


       Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account. Any capital gains are distributed at least annually.

       It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

     OTHER FUNDS
     Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.


VI   TAX CONSIDERATIONS
     The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact of investment in the Fund may have on their own tax situations.

     TAX TREATMENT OF THE FUND
     FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code.

       In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

         (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

         (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

         (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships. In the case of the Fund's investment in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

       In general, for purposes of the 90% income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (which is defined as any partnership (i) whose interests are traded on an established securities market or whose interests are readily traded on a secondary market or the substantial equivalent there of and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph
     (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

       As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.

       If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

     TAXATION OF SHAREHOLDERS
     TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and "Capital Gain Dividends" (as defined below) they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.

       For taxable years beginning before January 1, 2009, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Payments in lieu of dividends, such as pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.

       In general, distribution of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income for that taxable year, then 100% of the Fund's dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income. For this purpose, in the case of a sale or other disposition of the Fund of stock or securities, the only gain included in the term "gross income" is the excess of net short-term capital gain from such sales or dispositions over the net long-term capital loss from such sales or dispositions.

       Properly designated distributions of net capital gain (i.e., the excess of net long-term capital gain over the net short-term capital loss) ("Capital Gains Dividends"), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

       Long-term capital gain rates applicable to individuals have been temporarily reduced for taxable years beginning before January 1, 2009.

       Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

       Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     CAPITAL LOSS CARRYOVERS-- Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to a Fund are shown in the notes to the financial statements for the Fund.

     DIVIDENDS-RECEIVED DEDUCTION-- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

     DISPOSITION OF SHARES-- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends made with respect to those shares.

     SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS -- Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     U.S. TAXATION OF NON-U.S. PERSONS -- In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person") within the meaning of the Code (such shareholder, a "Non-U.S. Person") are subject to withholding of U.S federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) distributions (other than distributions to a Non-U.S. Person
     (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Person and the Non-U.S. Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Person (an "interest-related dividend"), and (ii) distributions (other than distributions to an individual Non-U.S. Person who is present in the United States for a period or periods aggregating 183 day or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses (a "short-term capital gain dividend"), in each such case to the extent such distributions are properly designated by the Fund. This provision will first apply to the Fund (1) with respect to its direct portfolio investments (if any) in its taxable year beginning after December 31, 2004 and, (2) with respect to the Fund's investments in underlying funds (if any), with respect to distributions from such underlying funds in their taxable years beginning after December 31, 2004 that are received by the Fund in its taxable year beginning after December 31, 2004. The Fund does not currently intend to designate distributions as interest-related dividends or as short-term capital gain dividends except with respect to the MFS Research Bond Fund J shares. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

       If a beneficial holder who is a Non-U.S. Person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

       Tax legislation enacted in 2004 modifies the tax treatment of distributions from the Fund that are paid to a Non-U.S. Person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under this legislation, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to Non-U.S. Persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") will give rise to an obligation for those Non-U.S. Persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

       Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or
     (iii) the shares constitute USRPIs (effective for taxable years of the Fund beginning after December 31, 2004) or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange or USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50% in value of its stock held directly or indirectly by Non-U.S. Persons.

     BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including Capital Gain Dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

     FOREIGN INCOME TAXATION OF A NON-U.S. PERSON -- Distributions received from the Fund by a Non-U.S. Person may also be subject to tax under the laws of their own jurisdictions.

     STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

     CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

     OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, futures contracts, forward contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, futures contracts, forward contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the diversification requirements of Subchapter M of the Code.

     FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

     FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

       If more than 50% of the total assets of a fund are represented by direct investments in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund. In addition, the fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing, amount, or character of the fund's distributions.

     UNDERLYING FUNDS -- If the Fund invests all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds' income and gains and gains and losses on the dispositions of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund (i.e., long-term capital gains, eligibility for the foreign tax credit, eligibility for exempt interest dividends, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

       If the Fund received dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as "qualified dividend income," then the Fund is permitted in turn to designate a portion of its distributions as "qualified dividend income" as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

       Depending on the Fund's percentage ownership in an underlying fund before and after a redemption of shares of such underlying fund, such a redemption may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest. It is possible that such a dividend will qualify as "qualified dividend income"; otherwise, it will be taxable as ordinary income.

       The fact that a Fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (2) short- term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds. Furthermore, if the Fund invests in an underlying fund, it will not, under current law, receive or pass through USRPI Distributions as a result of such investment; this result may be changed by future regulations.

       Under the current law, a fund of funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. A fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

     SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
     The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

     TAX-EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt- interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends will increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

     TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable as ordinary income (including interest from any obligations that lose their federal tax exemption and, subject to a de minimis exception, when a bond purchased at a price less than its stated redemption price at maturity (a so-called "market discount bond") matures or is disposed of by the Municipal Fund) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.

     CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED TAX-EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

     CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Municipal Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. You should consult your tax advisor to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

     CONSEQUENCES OF REDEEMING SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

     STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES
     The following special consideration applies specifically to the ownership of a Fund's 529 classes through a tuition program that qualifies under
     Section 529 of the Code.

       The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning before January 1, 2011. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

       Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

     TAX SHELTER REPORTING -- Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

VII  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

       In connection with the selection of broker dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in that and other transactions.

       In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker-dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

       As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

       The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

       Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Adviser may use brokerage commissions from the Fund's portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

       The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid. The Research received may be useful and of value to the Adviser in serving both the Fund and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Fund effects securities transactions may be used by the Adviser in connection with the Fund. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

       From time to time, the Adviser prepares a list of broker-dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each of these research firms, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Fund has an obligation to any Research Firm if the amount of brokerage commissions paid to the research firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

       If the Adviser determines that any service or product has a mixed use, (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

       Certain Funds have entered into an arrangement under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive a credit for part of the brokerage commission paid, which is applied against expenses of the Funds. In addition, the Funds have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent, State Street Bank and Trust Company.

       In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


       In certain instances there may be securities that are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) private funds or accounts principally owned by the Adviser's officers and/or employees or the Trust's employees or Trustees; and (2) any accounts owned beneficially solely by the Adviser or any direct or indirect subsidiary of the Adviser. However, these policies do not prohibit allocations to funds or accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc. or Sun Life Financial, Inc. or their affiliates other than the Adviser and its direct and indirect subsidiaries.

       It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.


VIII DISCLOSURE OF PORTFOLIO HOLDINGS.


     The Funds have established a policy governing the disclosure of a Fund's portfolio holdings which is designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Funds' Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").


       Registered investment companies that are sub-advised by MFS may be subject to different portfolio holdings disclosure policies, and neither MFS nor the Board of Trustees of the Funds exercises control over such policies. In addition, separate account and unregistered product clients of MFS have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings, and are not subject to the Funds' portfolio holdings disclosure policies. Some of the funds that are sub-advised by MFS and some of the separate accounts and unregistered products managed by MFS have substantially similar or identical investment objectives and strategies to the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

       Neither MFS nor the Funds will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

     PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine. Each Fund's prospectus describes, to the extent applicable, the type of information that is disclosed on MFS' website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

       A Fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information,
     (b) the day after the Fund makes such information available on its website (assuming that it discloses in its prospectus that such information is available on its website), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

     DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information (such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media), and MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS and its affiliates.

       In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Funds' Independent Chief Compliance Officer and the Board of Trustees of the Funds. MFS also reports to the Board of Trustees of the Funds regarding the disclosure of information regarding the Funds that is not publicly available.

       Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

     o Employees of MFS or MFD (collectively "Fund representatives") disclose non- public portfolio holdings in connection with the day-to-day operations and management of the Funds. Full portfolio holdings are disclosed to a Fund's custodians, independent registered accounting firm and financial printers. Portfolio holdings are disclosed to a Fund's pricing service vendors and broker- dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

     o Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of Fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

       In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund Representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

     o Fund Representatives may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund Representatives may also express their views orally or in writing on one or more of a Fund's portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

     o Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

       The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

     ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, Fund Representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix H of this Part II, or permit the recipients identified on Appendix H of this Part II to have access to non-public Fund portfolio holdings, on an on-going basis.


       This list of recipients on Appendix H is current as of December 19, 2005, and any additions, modifications or deletions to this list that have occurred since December 19, 2005 are not reflected. The portfolio holdings of the Funds which are provided to these recipients, or to which these recipients have access, may be the Funds' current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix H must agree or have a duty to maintain this information in confidence.


IX   DETERMINATION OF NET ASSET VALUE
     The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class.

     MONEY MARKET FUNDS


       Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the fund's compliance with Rule 2a-7 of the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument. The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00. If the Board of Trustees determines that net asset value calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders, it may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

     OTHER FUNDS

       Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the advisor are valued as described below.

       Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales during the day, equity securities are generally valued at the last quoted bid price as reported by an independent pricing service on the market or exchange on which they are primarily traded.

       Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated bid price as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer- supplied valuations and electronic data processing techniques which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

       Short-term instruments with a maturity at issuance of 365 days or less are generally valued at amortized cost, which approximates market value.

       Exchange-traded options are generally valued at the last sale or closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales during the day, exchange-traded options are generally valued at the last quoted bid price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued as reported by an independent pricing service or on the basis of quotations obtained from brokers and dealers. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

       Futures contracts are generally valued at settlement price as reported by an independent pricing service on the exchange on which they are primarily traded. For futures contracts in which there were no sales during the day, futures contracts are generally valued at the last quoted bid price as reported by an independent pricing service on the exchange on which they are primarily traded.

       Forward foreign currency contracts are generally valued at the mean of bid and asked prices based on rates reported by an independent pricing service.

       Swaps are generally valued on the basis of quotations from brokers and dealers.

       Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued on the basis of information from brokers and dealers.

       The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars based upon exchange rates provided by an independent source.

       When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, in valuing securities that trade principally on foreign markets events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.


X    SHAREHOLDER SERVICES

     INVESTMENT AND WITHDRAWAL PROGRAMS
     The Fund makes available certain programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are generally described in the prospectus and additional details regarding certain of these programs are set forth below. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or Class 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held with the Fund in the name of your financial intermediary or if your investment in the Fund is made through a retirement plan or 529 tuition program. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

     LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or Class 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or Class 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each LOI purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

       Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36- month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

       If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


     SUBSEQUENT INVESTMENT BY TELEPHONE -- Except with respect to R shares, each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000, provided that the maximum purchase amount for Class B and Class 529B shares is $99,999. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this privilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


     DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

     SYSTEMATIC WITHDRAWAL PLAN -- Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

     GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or Class 529A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

     AUTOMATIC EXCHANGE PLAN -- Except with respect to Class R shares shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made in up to six different MFS funds. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

       Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

       A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

     REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or Class 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge).

       In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

     EXCHANGE PRIVILEGE
     Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.

     EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, a pro rata portion of the CDSC will carry over to the acquired shares.


     EXCHANGES INVOLVING THE MFS MONEY MARKET FUND -- Class A and Class I shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of a Fund held by a retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) may be exchanged for shares of the MFS Money Market Fund; except as noted below, this exchange privilege does not apply to eligible retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). Class R and Class R3 shares of a Fund held by a MFS Serviced Plan on March 31, 2005 may be exchanged for shares of the MFS Money Market Fund.

       Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

     EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, Class C, Class I, Class R (if the retirement plan held Class R shares on March 31, 2005), Class R1, Class R2, Class R3, Class R4 and Class R5 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privileges). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.


     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, Class 529B or Class 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.

     GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 for exchanges made under the automatic exchange plan) or all the shares in the account. There is no minimum exchange amount for the Class R share classes. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses).

       Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from financial intermediaries or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

       Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

     TAX-DEFERRED RETIREMENT PLANS
     Shares of the Fund may be purchased by all types of tax deferred retirement plans. MFD makes available, through financial intermediaries, plans and/or custody agreements, the following:

     o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

     o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

     o Simplified Employee Pension (SEP-IRA) Plans;

     o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

     o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

     o Certain other qualified pension and profit-sharing plans.

       The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. For further details with respect to any plan, including fees charged by the trustee, custodian or MFS (or its affiliates), tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

       An investor should consult with his or her tax advisor before establishing any of the tax-deferred retirement plans described above.

       Shares of Funds that do not offer Class R1, Class R2, Class R3, Class R4 or Class R5 shares are not available for purchase by an MFS Serviced Plan established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B, Class C or Class I shares of a Fund that does not offer Class R1, Class R2, Class R3, Class R4, or Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund that does not offer Class R1, Class R2, Class R3, Class R4, and Class R5 shares.

       For those Funds that offer Class R shares, Class R shares of the Funds are not available for sale to new investors. Shareholders that held Class R shares (formerly Class R1 shares) of a Fund on March 31, 2005 may purchase additional Class R shares of the Fund and may exchange their Class R shares for Class R shares of any other Fund offering Class R shares.

       Class A, Class B and Class C shares of Funds that offer Class R1, Class R2, Class R3, Class R4 and Class R5 shares are not available for sale to MFS Serviced Plans established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B or Class C shares of a Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares.

       MFS Serviced Plans that own Class A, Class B, Class C, Class I or Class R (formerly Class R1) shares of the Funds may be eligible to purchase Class R1, Class R2, Class R3, Class R4, and Class R5 shares of the Funds offering these classes, subject to eligibility criteria established by MFS from time to time, which MFS may waive or change at its discretion.


       MFS and its affiliates are responsible for providing recordkeeping services to the MFS Serviced Plans pursuant to a services agreement entered into between MFS and the sponsor of the MFS Serviced Plans. MFS and its affiliates limit the classes of shares available to the MFS Serviced Plans under the terms of such services agreement. MFS and its affiliates currently offer Class R1, Class R2, Class R3, Class R4, Class R5 and Class I shares to the MFS Serviced Plans and offer Class R shares in certain circumstances as described above.

       Class R1 and Class R2 shares are not available for sale to retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement ("Alliance Plans"; retirement plans other than MFS Serviced Plans or Alliance Plans being referred to as "Investment Only Plans"). MFS may waive this exclusion from time to time at its discretion.

     QUALIFIED TUITION PROGRAMS
     Class 529A, Class 529B and Class 529C shares are only offered in conjunction with qualified tuition programs established in accordance with
     Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, Class 529B or Class 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.


XI   DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
     The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

       Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

       Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.


       The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. Additionally, MFS Series Trust XII, or any series or class of MFS Series Trust XII, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets without any shareholder vote to the extent permitted by applicable law. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.


       The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.

       Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

       The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

       The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

       The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

       The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES
This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administration and any other institutions having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates. The
Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time at their discretion.

WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                              ---------------------------------------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
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1. WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES)
   IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES
   ("MFS SERVICED PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
  A. 401(a) PLANS AND ESP PLANS**
-----------------------------------------------------------------------------------------------------------------------------------

  o To the extent that redemption proceeds are used to pay                                                x         x         x
    expenses (or certain participant expenses) of the 401(a)
    or ESP Plan (e.g., participant account fees).

-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers due to the eligibility of a MFS Serviced Plan to                                  x         x         x         x
    move its investment into a new share class under certain
    eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired pursuant to repayments by retirement plan                                   x         x         x         x
    participants of loans from 401(a) or ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan which established an
    account with x MFSC between July 1, 1996 and
    December 31, 1998.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan whose sponsoring organization                                                              x
    subscribes to the MFS Recordkeeper Plus product and which
    established its account with MFSC on or after January 1,
    1999 (provided that the plan establishment paperwork isP
    received by MFSC in good order on or after November 15,
    1998 and before December 31, 2002). A plan with a pre-
    existing account(s) with any MFS Fund which switches to
    the MFS Recordkeeper Plus product will not become eligible for this waiver category.
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers from a single account maintained for a 401(a)                                               x         x         x
    Plan  to multiple accounts maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------


  o All MFS Serviced Plans.                                                                     x                             x
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers due to the eligibility of a MFS Serviced Plan to                                  x         x         x         x
    move its investment into a new share class under certain
    eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).

-----------------------------------------------------------------------------------------------------------------------------------
  o Transfer to rollover IRA from an MFS Serviced Plan.                                         x                             x
-----------------------------------------------------------------------------------------------------------------------------------
  o Reinvestment of Redemption Proceeds from Class B Shares                                     x         x
     => Shares  acquired  by a retirement plan whose account application was received by MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

     => Shares acquired by a retirement plan whose account application was received by MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.
-----------------------------------------------------------------------------------------------------------------------------------
2. WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
  A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Where the retirement plan and/or sponsoring organization                                    x         x
    demonstrates to the satisfaction of, and certifies to,
    MFSC that the retirement plan (or multiple plans
    maintained by the same plan sponsor) has, at the time of
    certification or will have pursuant to a purchase order
    placed with the certification, a market value of $500,000
    or more (applies only when the certification was received
    by MFSC on or prior to March 30, 2001) or $1,000,000 or
    more (applies only when the certification is received by
    MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS Funds and aggregate assets of
    at least $10 million; provided, however, that the CDSC
    will not be waived (i.e., it will be imposed) (a) with
    respect to plans which establish an account with MFSC on
    or after November 1, 1997, in the event that the plan
    makes a complete redemption of all of its shares in the
    MFS Family of Funds, or (b) with respect to plans which
    establish an account with MFSC prior to November 1, 1997,
    in the event that there is a change in law or regulations
    which result in a material adverse change to the tax
    advantaged nature of the plan, or in the event that the
    plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is
    liquidated or dissolved; or (iii) is acquired by, merged
    into, or consolidated with any other entity.
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3. WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Death, disability or retirement of 401(a) or ESP Plan                                                 x         x         x
    participant, or death or disability of IRA owner, SRO Plan
    Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
  o Eligible participant distributions, such as distributions                                             x         x         x
    due to death, disability, financial hardship, retirement
    and termination of employment from nonqualified deferred
    compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Loan from 401(a) or ESP Plan.                                                                         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
  o Financial hardship (as defined in Treasury Regulation                                                 x         x         x
    Section 1.401(k)-l(d)(2), as amended from time to time)
    for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Termination of employment of 401(a) or ESP Plan                                                       x         x         x
    participant (excluding, however, a termination of the
    Plan).
-----------------------------------------------------------------------------------------------------------------------------------
  o Tax-free return of excess 401(a) Plan, ESP Plan or IRA                                                x         x         x
    contributions.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions from a 401(a) or ESP Plan that has invested                                             x         x         x
    its assets in one or more of the MFS Funds for more than
    10 years from the later to occur of (i) January 1, 1993 or
    (ii) the date such 401(a) or ESP Plan first invests its
    assets in one or more of the MFS Funds. The sales charges
    will be waived in the case of a redemption of all of the
    401(a) or ESP Plan's shares in all MFS Funds (i.e., all
    the assets of the 401(a) or ESP Plan invested in the MFS
    Funds are withdrawn), unless immediately prior to the
    redemption, the aggregate amount invested by the 401(a) or
    ESP Plan in shares of the MFS Funds (excluding the
    reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP
    Plan's assets in the MFS Funds, in which case the sales
    charges will not be waived.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner,                                                         x
    ESP participant, SRO Plan participant or 401(a) Plan
    participant has attained the age of 59 1/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
  o Certain involuntary redemptions and redemptions in                                                    x         x         x
    connection with certain automatic withdrawals from a
    401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner or the                                                   x         x         x
    401(a), ESP, SRO or SAR-SEP Plan participant, as
    applicable, has attained the age of 701/2 years old, but
    only with respect to the minimum distribution under Code
    rules.
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  B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers to an IRA rollover account where any sales                                                  x         x         x
    charges with respect to the shares being reregistered
    would have been waived had they been redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by retirement plans or trust accounts                                       x         x
    whose financial intermediaries have entered into an
    administrative services agreement with MFD or one of its
    affiliates to perform certain administrative services,
    subject to certain operational and minimum size
    requirements specified from time to time by MFD or one or
    more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
  D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by an IRA owner if: (i) the purchase                                        x         x
    represents the timely rollover of distribution proceeds
    from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative
    services agreement with MFD or one of its affiliates and
    (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds
    or liquidation of plan investments other than the MFS
    Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
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4. WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
  A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired on behalf of a group, association or                                        x         x         x         x
    employer sponsored plan, pursuant to guidelines created by
    MFD from time to time.
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  B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, CLASS B AND CLASS C SHARES
-----------------------------------------------------------------------------------------------------------------------------------
  o The initial sales charge imposed on purchases of Class                                      x         x         x         x
    529A shares, and the CDSC imposed on certain redemptions
    of Class A, Class B and Class C shares, are waived where
    Class 529A, Class 529B and Class 529C shares are acquired
    following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of
    the same Fund; provided however, that any applicable CDSC
    liability on the Class B or Class C shares redeemed will
    carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of
    time you have owned your Class 529B or Class 529C shares
    will be measured from the date of original purchase of the
    Class B or Class C shares redeemed.
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  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by 529 tuition programs whose sponsors or                                   x         x
    administrators have entered into an administrative
    services agreement with MFD or one of its affiliates to
    perform certain administrative or investment advisory
    services subject to certain operational and minimum size
    requirements specified from time to time by MFD or one or
    more of its affiliates.
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  D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed where the redemption proceeds are used to                                             x         x         x
    pay for qualified higher education expenses, which may
    include tuition, fees, books, supplies, equipment and room and board (see the program description for further
    information on qualified higher education expenses);
    however the CDSC will not be waived for redemptions where
    the proceeds are transferred or rolled over to another
    tuition program.
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  E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
  o  Shares redeemed where the account beneficiary has received                                           x         x         x
     a scholarship, up to the amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
  F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed on account of the death of the                                                                  x         x
    529 plan x x account beneficiary if the shares
    were held solely for the benefit of the
    deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
  G. USA COLLEGECONNECT 529 PLAN
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired as a result of the conversion of the USA                                    x         x
    CollegeConnect  529  Plan  to  the  MFS  529  Savings Plan
    (shares  acquired after the conversion are not entitled to a waiver under this category).
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5. OTHER WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired through dividend or capital gain                                            x         x         x         x
    reinvestment.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by automatic reinvestment of distributions                                  x         x         x         x
    of dividends and capital gains of any fund in the MFS
    Funds pursuant to the Distribution Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------
  B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by officers, eligible directors, employees                                  x         x         x         x
    (including former employees) and agents of MFS, Sun Life
    or any of their subsidiary companies.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by trustees and retired trustees of any                                     x         x         x         x
    investment company for which MFD serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees, directors, partners,                                          x         x         x         x
    officers and trustees of any sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees or registered representatives                                  x         x         x         x
    of financial intermediaries.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain family members of any such                                       x         x         x         x
    individual identified above and their spouses or domestic
    partners, and certain trusts, pension, profit-sharing or
    other retirement plans for the sole benefit of such
    persons, provided the shares are not resold except to the
    MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by institutional clients of MFS or MFS                                      x         x         x         x
    Institutional Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed at an MFS Fund's direction due to the                                                 x         x         x
    small size of a shareholder's account.
-----------------------------------------------------------------------------------------------------------------------------------
  D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain bank trust departments or law                                    x         x
    firms acting as trustee or manager for trust accounts
    which have entered into an administrative services
    agreement with MFD and are acquiring such shares for the
    benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
  E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
  o The initial sales charge imposed on purchases of Class A                                    x         x
    shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with
    respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a
    redemption of Class I shares of any of the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
  o Systematic Withdrawal Plan redemptions with respect to up                                                       x         x
    to 10% per year (or 15% per year, in the case of accounts
    registered as IRAs where the redemption is made pursuant
    to Section 72(t) of the Internal Revenue Code of 1986, as
    amended) of the account value at the time of
    establishment.
-----------------------------------------------------------------------------------------------------------------------------------
  G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------

  o Shares redeemed on the account of the death of the account                                                      x         x
    owner (e.g., shares redeemed by the estate or any
    transferee of the shares from the estate) if the shares
    were held solely in the deceased individual's name, or for the benefit of the deceased individual.

-----------------------------------------------------------------------------------------------------------------------------------
  H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
  o  Shares redeemed on account of the disability of the                                                            x         x
    account owner if shares are held either solely or jointly
    in the disabled individual's name, or in a living trust
    for the benefit of the disabled individual (in which case
    a disability certification form is required to be
    submitted to MFSC), or shares redeemed on account of the
    disability of the 529 account beneficiary.
-----------------------------------------------------------------------------------------------------------------------------------
  I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by investments through certain dealers                                      x         x
    (including registered investment advisers and financial
    planners) which have established certain operational
    arrangements with MFD which include a requirement that
    such shares be sold for the sole benefit of clients
    participating in a "wrap" account, mutual fund
    "supermarket" account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------
  J. INSURANCE COMPANY SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by insurance company separate accounts.                                     x         x
-----------------------------------------------------------------------------------------------------------------------------------
  K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------

  o Shares redeemed from TA Plans or bank trust client                                                                        x
    accounts where MFS has not paid an up front commission
    with respect to the sale of the shares, provided that the
    TA Plan or bank trust arrangement meets certain conditions established from time to time by MFS.

-----------------------------------------------------------------------------------------------------------------------------------
 * Includes corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.
** A 403(b) employer sponsored plan.

--------------------
PART II - APPENDIX B
--------------------

    FINANCIAL INTERMEDIARY COMMISSIONS AND
    CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to financial intermediaries by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain financial intermediaries. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.

      As described below, financial intermediaries may receive different sales commissions and other compensation with respect to sales of various classes of Fund shares.

      As used in this Appendix B, MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service, and Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

    CLASS A, CLASS 529A AND CLASS J SHARES
    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, Class 529A and Class J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to financial intermediaries, as shown in Appendix C to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and
    (b) the financial intermediary reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      The following commission structure applies to all sales of Class 529A shares to employer sponsored payroll deduction 529 plans for which the Class 529A initial sales charge is waived: MFD will pay financial intermediaries an upfront commission equal to 0.50% of the investment in Class 529A shares. Financial advisers are eligible to receive the Funds' ongoing Rule 12b-1 service fee immediately with respect to such shares.


      In addition, from time to time, MFD may pay financial intermediaries up to 100% of the applicable sales charge paid by you on purchases of Class A, Class 529A and Class J shares of certain specified Funds sold by financial intermediaries during a specified sales period.


      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS    CUMULATIVE PURCHASE AMOUNT
    ------------------------------------------------------

    1.00%                On the first $2,000,000, plus
    0.80%                Over  $2,000,000  to  $3,000,000, plus
    0.50%                Over  $3,000,000  to $50,000,000, plus
    0.25%                Over $50,000,000

      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    TO FINANCIAL
    ADVISERS                   CUMULATIVE PURCHASE AMOUNT
    --------------------------------------------------------------------------
    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000

      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial intermediaries which are designed to maximize the commissions paid by MFD to financial intermediaries.

    CLASS B AND CLASS 529B SHARES
    For purchases of Class B and Class 529B shares, MFD will pay commissions to financial intermediaries of 3.75% of the purchase price of Class B and Class 529B shares purchased through financial intermediaries. MFD will also advance to financial intermediaries the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a financial intermediary upon the sale of Class B and Class 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to financial intermediaries equal to 3.00% of the amount purchased through such financial intermediaries (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to financial intermediaries, but instead pays an amount to financial intermediaries equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

    CLASS C AND CLASS 529C SHARES
    Except as noted below, for purchases of Class C and Class 529C shares, MFD will pay financial intermediaries 1.00% of the purchase price of Class C and Class 529C shares purchased through financial intermediaries, in which case the financial intermediaries will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.

      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the financial intermediary, but instead pays an amount to the financial intermediary up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.

      For purchases of Class C shares by an Alliance Plan, MFD will pay commissions to the financial intermediary under either option discussed above at the financial intermediary's discretion.

    CLASS R, CLASS R1, CLASS R2, CLASS R3, AND CLASS R4 SHARES For purchases of the following R share classes, MFD pays to financial intermediaries, from payments made by the Fund to MFD under its Distribution Plan attributable to the indicated share class, an amount equaling the percentage per annum of the average daily net assets of the Fund attributable to that retirement plan account ("Distribution Plan Rate"), payable at the rate of up to the indicated percentage at the end of each quarter in arrears ("Quarterly Rate") as follows:

                                        DISTRIBUTION    QUARTERLY
          CLASS                          PLAN RATE         RATE

    Class R1                               0.75%         0.1875%
    Class R, Class R2 and Class R3         0.50%         0.1250%
    Class R4                               0.25%         0.0625%

      In addition, MFD may pay financial intermediaries who sell Class R4 shares an up-front commission equaling up to 0.25% of the first $25 million of a plan's initial investment in Class R4 shares. MFD will not pay any financial intermediary receiving this up-front commission an up- front commission with respect to any subsequent sale of Class R4 shares (subject to MFD waiving this limitation from time to time at its discretion).

    ADDITIONAL PAYMENTS TO FINANCIAL
    INTERMEDIARIES
    Your financial intermediary may receive various forms of compensation from you, the Funds or MFD (for purposes of this section only, together with its affiliates, "MFD") in connection with the sale of shares of a Fund to you or your remaining an investor in a Fund. The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries. The types of payments include:

      o Front-end or contingent deferred sales loads (if applicable), which are payable from your investment to MFD, and all or a portion of which is payable by MFD to financial intermediaries as commissions (described above under "Financial Intermediary Commissions and Concessions");

      o Payments under Rule 12b-1 Plans or Class R2 and Class R3 Administrative Plans and 529 Administrative Services Fees, each of which are asset-based charges paid from the assets of a Fund and allocated to the class of shares to which the plan or fee relates (described above under "Distribution Plan," "Management of the Fund- Program Manager," and "Management of the Fund - Administrator");

      o Shareholder servicing payments for providing omnibus accounting, networking, sub-transfer agency or other shareholder services, which are paid from the assets of a Fund as reimbursement to MFSC for expenses incurred on behalf of the Fund (described above under "Management of the Fund - Shareholder Servicing Agent"); and

      o Payments by MFD out of its own assets. MFD may make these payments in addition to payments described above. Your financial intermediary may receive payments from MFD that fall within one or more of the following categories, each of which is described in greater detail below:

      o Retail Marketing Support Payments;

      o Program Support Payments;

      o Processing Support Payments; and

      o Other Payments.

      These payments may provide an additional incentive to your financial intermediary to actively promote the Funds or cooperate with the MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a share class. You should ask your financial intermediary for information about any payments it receives from MFD or the Funds and any services it provides, as well as about fees and/ or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a Fund's purchase or sale of portfolio securities. However, the Funds and MFS do not consider a financial intermediary's sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

      In determining what types of payments that MFD may make to a financial intermediary, MFD distinguishes between Retail Assets and Program Assets. "Retail Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through a financial intermediary's retail distribution channel. "Program Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through programs such as retirement plan, qualified tuition plan, fund supermarket, fee- based advisory or wrap fee, bank trust department and insurance (e.g., individual or group annuity) programs. A single financial intermediary may receive payments from MFD with respect to both Retail Assets ("Retail Marketing Support Payments") and Program Assets ("Program Support Payments").

      Set forth below under the caption "NASD Member Broker-Dealers Receiving Marketing Support and/or Program Support Payments" is a list of the member firms of the NASD to which MFD expects (as of January 1, 2006) to make Retail Marketing Support and Program Support Payments. Payments may also be made to affiliates of these firms. Any additions, modifications or deletions to the broker-dealers identified in this list that have occurred since January 1, 2006 are not reflected. In addition to member firms of the NASD, MFD also makes Retail Marketing Support and Program Support Payments to other financial intermediaries that sell or provide services to the Funds and shareholders, such as banks, insurance companies and plan administrators. These firms are not listed in this list. You should ask your financial intermediary if it receives Retail Marketing Support or Program Support Payments from MFD.

    RETAIL MARKETING SUPPORT PAYMENTS MFD may make payments for marketing support and/or administrative services to financial intermediaries that sell the Funds, or provide services to the Funds and shareholders, through the financial intermediary's retail distribution channel. In addition to the opportunity to participate in a financial intermediary's retail distribution channel, retail marketing support may include one or more of the following: business planning assistance, educating financial intermediary personnel about the Funds, assistance with Fund shareholder financial planning, placement on the financial intermediary's preferred or recommended fund list, access to sales representatives and management representatives of the financial intermediary, and administrative and account maintenance services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. MFD generally does not make retail marketing support payments to a financial intermediary in an amount that exceeds, on an annual basis for any calendar year, the sum of 0.10% of that financial intermediary's total sales of the Funds (with respect to both Retail Assets and Program Assets), and 0.05% of the total Fund assets attributable to that financial intermediary (with respect to the aggregate of both Retail Assets and Program Assets). Since this restriction on Retail Marketing Support Payments is based upon both Retail Assets and Program Assets, the Retail Marketing Support Payments may be greater than if such payments were calculated only on the basis of Retail Assets attributable to the financial intermediary. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Retail Marketing Support Payments made under an existing agreement with Linsco/Private Ledger Corp. ("LPL") are not subject to the above restrictions, but payments to LPL on Retail Assets will not exceed, on an annual basis for any calendar year, 0.15% of the total Fund assets (Retail Assets and Program Assets) attributable to LPL. Retail Marketing Support Payments may be in addition to other payments to a financial intermediary, including "Program Support Payments" described below.

    PROGRAM SUPPORT PAYMENTS MFD may make payments for administrative services and/or marketing support to certain financial intermediaries that sell the Funds or provide services to MFD, the Funds or shareholders of the Funds, through programs such as retirement plan, qualified tuition plan, fund supermarket, fee-based advisory or wrap fee, bank trust program and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's program, program support may include one or more of the following, which will vary depending upon the nature of the program: participant or shareholder record-keeping, reporting or transaction processing, program administration, fund/investment selection and monitoring, enrollment and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. Program support payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the Program Assets attributable to that financial intermediary. This limitation is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Program Support Payments may be in addition to other payments to a financial intermediary, including "Retail Marketing Support Payments" described above.

    PROCESSING SUPPORT PAYMENTS MFD may make payments to certain financial intermediaries that sell Fund shares (Retail Assets and/or Program Assets) to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

    OTHER PAYMENTS From time to time, MFD, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of MFS Fund shares (Retail Assets and/or Program Assets). Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD's policies and applicable law. These payments may vary depending upon the nature of the event.

    NASD MEMBER BROKER-DEALERS RECEIVING MARKETING SUPPORT AND/OR PROGRAM SUPPORT PAYMENTS
    NASD member broker-dealers (including their respective affiliates) receiving marketing support and/or program support payments as of January 1, 2006:

    A. G. Edwards & Sons
    ABN AMRO
    ADP / Scudder
    AIG Network
    American Express
    American United Life
    Amvescap
    Banc One Securities Corp.
    Becker & Suffern Ltd.
    Cadaret Grant & Co. Inc.
    Charles Schwab & Co.
    Chase Investment Services
    Citicorp Investments Svcs
    Citigroup - Smith Barney
    Commonwealth Financial
    CUNA Brokerage Svsc
    Fidelity Inst'l Brokerage Group
    Fidelity Inst'l Retirement Services
    HD Vest
    Hewitt Services LLC
    ICMA RC Services LLC
    IFMG Securities Inc.
    ING Network
    Invesmart
    JP Morgan American Century
    Legg Mason Wood and Walker
    Lehman Brothers, Inc.
    Lincoln Life
    LPL
    Mass Mutual Life Insurance Company
    Merrill Lynch
    Metlife Securities
    Mid-Atlantic
    Morgan Stanley DW Inc.
    New York Life Insurance and Annuity Corp
    Northwestern Mutual Investment Services

    Piper Jaffray & Co.

    Prudential Investment Management Services
    Raymond James Associates
    Raymond James Financial Services
    RBC Dain Rauscher
    Robert W. Baird
    Securities America Inc.
    Stanton Group
    State Street Global Markets
    T. Rowe Price
    The 401K Company
    The Vanguard Group
    UBS Financial Services
    UBS Paine Webber
    US Bancorp Investments
    UVEST Financial Services
    Valic Trust Company
    Wachovia Securities, LLC
    Wells Fargo Investments LLC


      Any additions, modifications or deletions to the list of financial intermediaries identified above that have occurred since January 1, 2006 are not reflected.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES
    AND RISKS
    Set forth below is a description of investment techniques and practices which, to the extent such techniques and practices are consistent with their investment objectives and policies, the MFS Funds may generally use in pursuing their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. Reference to a "Fund" on this Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED  SECURITIES:    The  Fund may purchase the following types of
    asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long- term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (GNMA)); or guaranteed by agencies or instrumentalities of the U.S. Government of a U.S. Government sponsored enterprise, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "Fannie Mae") or the Federal Home Loan Mortgage Corporation, ("Freddie Mac") which are backed only by the credit of a U.S. Government agency or instrumentality or a U.S. Government sponsored enterprise (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

      The principal U.S. governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (FHA) insured or Veterans Administration (VA) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Mortgage pass-through securities backed by U.S. Government sponsored enterprises (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include those issued by Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/ servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.

      Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for Freddie Mac's national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      See "U.S. Government Securities" for a description of the increased credit risk associated with investments in securities issued by U.S. Government sponsored enterprises such as Fannie Mae and Freddie Mac (as opposed to those backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness and also may originate loans. When the Fund purchases a loan, the Fund acquires some or all of the interest in such loan held by a bank or other lender. Most loans in which the Fund invests are secured, although some may be unsecured in part or in full. Loans purchased by the Fund may be in default at the time of purchase. Loans that are fully secured should protect the Fund better than unsecured loans in the event of non-payment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

      Loans in which the Fund invests generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

      If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent may be appointed. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

      The Fund may acquire loans by participating directly in a lending syndicate as a lender. Alternatively, the Fund may acquire loans or an interest in loans by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the Fund assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the Fund purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several issues. The Fund must rely on another party not only for the enforcement of the Fund's rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan. The Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the Fund also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

      The Fund also may purchase trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims also may be purchased when such companies are in default.

      The Fund's ability to receive payments of principal, interest and other direct indebtedness in which it invests will depend primarily on the financial condition of the borrower. In selecting loans and other direct indebtedness for purchase by the Fund, the Adviser will rely on its own (and not the original lender's) credit analysis of the borrower. Because the Fund may be required to rely on another party to collect and to pass on to the Fund amounts payable with respect to the loan or other direct indebtedness and to enforce the Fund's rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      The Fund may invest in revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will hold liquid unencumbered assets in an amount sufficient to meet such commitments.

      The Fund may invest in floating rate loans. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase by the Fund may be of lower quality or may have a higher price.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the GNMA, are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), Freddie Mac or Fannie Mae. Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of
    (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long- term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign- denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS
    The Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, credit default swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into credit default swap contracts. The Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). The Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed. Although it may do so, the Fund is not obligated to engage in any of these practices.

      As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

      As the purchaser in a credit default swap contract, the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

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PART II - APPENDIX D
--------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

    Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B: Obligations rated B are considered speculative and are subject to high credit risk.

    Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                         STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                      FITCH

    Investment Grade

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D: Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

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PART II - APPENDIX E
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                               MFS FUNDS BOARD

            TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

The Trustees and officers of the trust, as of January 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                     POSITION(s) HELD          TRUSTEE/OFFICER    PRINCIPAL OCCUPATIONS DURING THE PAST
NAME, DATE OF BIRTH     WITH FUND                 SINCE(1)         FIVE YEARS & OTHER DIRECTORSHIPS(2)
--------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)    Trustee                  February 2004      Massachusetts Financial Services Company,
(born 10/20/63)                                                     Chief Executive Officer, President,
                                                                    Chief Investment Officer and Director
--------------------------------------------------------------------------------------------------------------
Robert C. Pozen(3)      Trustee                  February 2004      Massachusetts Financial Services Company,
(born 08/08/46)                                                     Chairman (since February 2004);
                                                                    Secretary of Economic Affairs, The
                                                                    Commonwealth of Massachusetts (January
                                                                    2002 to December 2002); Fidelity
                                                                    Investments, Vice Chairman (June 2000 to
                                                                    December 2001); Fidelity Management &
                                                                    Research Company (investment adviser),
                                                                    President (March 1997 to July 2001); Bell
                                                                    Canada Enterprises (telecommunications),
                                                                    Director; Medtronic, Inc. (medical
                                                                    technology), Director; Telesat (satellite
                                                                    communications), Director
--------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------
J. Atwood Ives          Trustee and Chair of     February 1992      Private investor; Eastern Enterprises
(born 05/01/36)         Trustees                                    (diversified services company), Chairman,
                                                                    Trustee and Chief Executive Officer (until
                                                                    November 2000)
--------------------------------------------------------------------------------------------------------------
Robert E. Butler        Trustee                  January 2006       Consultant - regulatory and compliance
(born 11/29/41)                                                     matters(4) (since July 2002);
                                                                    PricewaterhouseCoopers LLP (professional
                                                                    services firm), Partner (November 2000-
                                                                    June 2002)
--------------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.  Trustee                  August 1993        Brigham and Women's Hospital, Senior
(born 03/11/37)                                                     Cardiac Surgeon, Chief of Cardiac Surgery
                                                                    (until 2005); Harvard Medical School,
                                                                    Professor of Surgery; Brigham and Women's
                                                                    Hospital Physicians' Organization, Chair
                                                                    (2000 to 2004)
--------------------------------------------------------------------------------------------------------------
David H. Gunning        Trustee                  January 2004       Cleveland-Cliffs Inc. (mining products and
(born 05/30/42)                                                     service provider), Vice Chairman/ Director
                                                                    (since April 2001); Encinitos Ventures
                                                                    (private investment company), Principal
                                                                    (1997 to April 2001); Lincoln Electric
                                                                    Holdings, Inc. (welding equipment
                                                                    manufacturer), Director
--------------------------------------------------------------------------------------------------------------
William R. Gutow        Trustee                  December 1993         Private investor and real estate
(born 09/27/41)                                                        consultant; Capitol Entertainment
                                                                       Management Company (video franchise),
                                                                       Vice Chairman
--------------------------------------------------------------------------------------------------------------
Michael Hegarty         Trustee                  December 2004      Retired; AXA Financial (financial
(born 12/21/44)                                                     services and insurance), Vice Chairman and
                                                                    Chief Operating Officer (until May 2001);
                                                                    The Equitable Life Assurance Society
                                                                    (insurance), President and Chief Operating
                                                                    Officer (until May 2001)
--------------------------------------------------------------------------------------------------------------
Amy B. Lane             Trustee                  January 2004       Retired; Merrill Lynch & Co., Inc.,
(born 02/08/53)                                                     Managing Director, Investment Banking
                                                                    Group (1997 to February 2001); Borders
                                                                    Group, Inc. (book and music retailer),
                                                                    Director; Federal Realty Investment Trust
                                                                    (real estate investment trust), Trustee
--------------------------------------------------------------------------------------------------------------
Lawrence T. Perera      Trustee                  July 1981             Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
--------------------------------------------------------------------------------------------------------------
J. Dale Sherratt        Trustee                  August 1993        Insight Resources, Inc. (acquisition
(born 09/23/38)                                                     planning specialists), President;
                                                                    Wellfleet Investments (investor in health
                                                                    care companies), Managing General Partner
                                                                    (since 1993); Cambridge Nutraceuticals
                                                                    (professional nutritional products), Chief
                                                                    Executive Officer (until May 2001)
--------------------------------------------------------------------------------------------------------------
Laurie J. Thomsen       Trustee                  March 2005         Private investor; Prism Venture
(born 08/05/57)                                                     Partners (venture capital), Co-founder and
                                                                    General Partner (until June 2004); St.
                                                                    Paul Travelers Companies (commercial
                                                                    property liability insurance), Director
--------------------------------------------------------------------------------------------------------------
Robert W. Uek           Trustee                  January 2006       Retired (since 1999); PricewaterhouseCoopers
(born 05/18/41)                                                     LLP (professional services firm), Partner
                                                                    until 1999); Consultant to investment company
                                                                    industry (since 2000); TT International Funds
                                                                    (mutual fund complex), Trustee (since 2000);
                                                                    Hillview Investment Trust II Funds (mutual
                                                                    fund complex), Trustee (since 2000)
--------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------
Maria F. Dwyer(3)       President                November 2005      Massachusetts Financial Services Company,
(born 12/01/58)                                                     Executive Vice President and Chief
                                                                    Regulatory Officer (since March 2004);
                                                                    Fidelity Management & Research Company,
                                                                    Vice President (prior to March 2004);
                                                                    Fidelity Group of Funds, President and
                                                                    Treasurer (prior to March 2004)
--------------------------------------------------------------------------------------------------------------
Tracy Atkinson(3)       Treasurer                September 2005     Massachusetts Financial Services Company,
(born 12/30/64)                                                     Senior Vice President (since September
                                                                    2004); PricewaterhouseCooper s LLP,
                                                                    Partner (prior to September 2004)
--------------------------------------------------------------------------------------------------------------
Christopher R.          Assistant Secretary and  July 2005          Massachusetts Financial Services Company,
Bohane(3)               Assistant Clerk                             Vice President and Senior Counsel (since
(born 1/18/74)                                                      April 2003); Kirkpatrick & Lockhart LLP
                                                                    (law firm), Associate (prior to April
                                                                    2003); Nvest Services Company, Assistant
                                                                    Vice President and Associate Counsel
                                                                    (prior to January 2001)
--------------------------------------------------------------------------------------------------------------
Ethan D. Corey(3)       Assistant Secretary and  July 2005          Massachusetts Financial Services Company,
(born 11/21/63)         Assistant Clerk                             Special Counsel (since December 2004);
                                                                    Dechert LLP (law firm), Counsel (prior to
                                                                    December 2004)
--------------------------------------------------------------------------------------------------------------
David L. DiLorenzo(3)   Assistant Treasurer      July 2005          Massachusetts Financial Services Company,
(born 8/10/68)                                                      Vice President (since June 2005); JP
                                                                    Morgan Investor Services, Vice President
                                                                    (January 2001 to June 2005); State Street
                                                                    Bank, Vice President and Corporate Audit
                                                                    Manager (prior to January 2001)
--------------------------------------------------------------------------------------------------------------
Timothy M. Fagan(3)     Assistant Secretary and  September 2005     Massachusetts Financial Services Company,
(born 7/10/68)          Assistant Clerk                             Vice President and Senior Counsel (since
                                                                    September 2005); John Hancock Advisers,
                                                                    LLC, Vice President and Chief Compliance
                                                                    Officer (September 2004 to August 2005),
                                                                    Senior Attorney (prior to September 2004);
                                                                    John Hancock Group of Funds, Vice
                                                                    President and Chief Compliance Officer
                                                                    (September 2004 to December 2004)
--------------------------------------------------------------------------------------------------------------
Mark D. Fischer(3)      Assistant Treasurer      July 2005          Massachusetts Financial Services Company,
(born 10/27/70)                                                     Vice President (since May 2005); JP Morgan
                                                                    Investment Management Company, Vice
                                                                    President (prior to May 2005)
--------------------------------------------------------------------------------------------------------------
Brian T. Hourihan(3)    Assistant Secretary and  September 2004     Massachusetts Financial Services Company,
(born 11/11/64)         Assistant Clerk                             Vice President, Senior Counsel and
                                                                    Assistant Secretary (since June 2004);
                                                                    Affiliated Managers Group, Inc., Chief
                                                                    Legal Officer/ Centralized Compliance
                                                                    Program (January to April 2004); Fidelity
                                                                    Research & Management Company, Assistant
                                                                    General Counsel (prior to January 2004)
--------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)       Assistant Treasurer      April 1997         Massachusetts Financial Services Company,
(born 11/13/57)                                                     Vice President
--------------------------------------------------------------------------------------------------------------
Susan Newton(3)         Assistant Secretary and  May 2005           Massachusetts Financial Services Company,
(born 03/07/50)         Assistant Clerk                             Senior Vice President and Assistant
                                                                    General Counsel (since April 2005); John
                                                                    Hancock Advisers, LLC, Senior Vice
                                                                    President, Secretary and Chief Legal
                                                                    Officer (prior to April 2005); John
                                                                    Hancock Group of Funds, Senior Vice
                                                                    President, Secretary and Chief Legal
                                                                    Officer (prior to April 2005)
--------------------------------------------------------------------------------------------------------------
Susan A. Pereira(3)     Assistant Secretary and  July 2005          Massachusetts Financial Services Company,
(born 11/5/70)          Assistant Clerk                             Vice President and Senior Counsel
                                                                    (since June 2004); Bingham McCutchen LLP
                                                                    (law firm), Associate (January 2001 to
                                                                    June 2004); Preti, Flaherty, Beliveau,
                                                                    Pachios & Haley, LLC, Associate (prior to
                                                                    January 2001)
--------------------------------------------------------------------------------------------------------------
Frank L. Tarantino      Independent Chief        June 2004          Tarantino LLC (provider of
(born 03/07/44)         Compliance Officer                          compliance services), Principal (since
                                                                    June 2004); CRA Business Strategies Group
                                                                    (consulting services), Executive Vice
                                                                    President (April 2003 to June 2004); David
                                                                    L. Babson & Co. (investment adviser),
                                                                    Managing Director, Chief Administrative
                                                                    Officer and Director (February 1997 to
                                                                    March 2003)
--------------------------------------------------------------------------------------------------------------
James O. Yost(3)        Assistant Treasurer      September 1990     Massachusetts Financial Services
(born 06/12/60)                                                     Company, Senior Vice President

--------------------------------------------------------------------------------------------------------------

------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(3) "Interested person" of the trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(4) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters.
    The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.
Messrs. Ives and Sherratt and Mses. Lane and Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 31, 2005, each Trustee served as a board member of 97 funds within the MFS
Family of Funds.

The Fund held a shareholders' meeting in 2005, and will hold a shareholder's meeting at least once every five years thereafter, to elect Trustees.

--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

            (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

            (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

            (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

            (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

            (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    FOR THE MFS FLOATING RATE HIGH INCOME FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation.

    FOR THE MFS HIGH INCOME FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

    FOR ALL OTHER FUNDS:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    The Fund will not:

            (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

    FOR ALL OTHER FUNDS:

    The Fund will not:

            (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.


    For purposes of investment restriction no. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

    FOR MFS LIFETIME RETIREMENT INCOME FUND, MFS LIFETIME 2010 FUND, MFS LIFETIME 2020 FUND, MFS LIFETIME 2030 FUND, MFS LIFETIME 2040 FUND, MFS INTERNATIONAL DIVERSIFICATION FUND, MFS AGGRESSIVE GROWTH ALLOCATION FUND, MFS CONSERVATIVE ALLOCATION FUND, MFS GROWTH ALLOCATION FUND AND MFS MODERATE ALLOCATION FUND:

    In accordance with the Fund's investment program as set forth in its Prospectus, the Fund may invest more than 25% of its assets in any one underlying fund. Although the Fund does not have a policy to concentrate its investments in a particular industry, 25% or more of the Fund's total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying funds.

--------------------
PART II - APPENDIX G
--------------------

                     MASSACHUSETTS FINANCIAL SERVICES COMPANY

                       PROXY VOTING POLICIES AND PROCEDURES
     SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004 AND MARCH 15, 2005

    Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

      These policies and procedures include:

            A. Voting Guidelines;

            B. Administrative Procedures;

            C. Monitoring System;

            D. Records Retention; and

            E. Reports.

    A. VOTING GUIDELINES

    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that -- guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long- term economic interests of MFS' clients.

      From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    ELECTION OF DIRECTORS

    MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

      MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

    CLASSIFIED BOARDS

    MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

    NON-SALARY COMPENSATION PROGRAMS

    Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

      MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

      MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

      MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

      MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

    EXPENSING OF STOCK OPTIONS

    While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

    EXECUTIVE COMPENSATION

    MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

    EMPLOYEE STOCK PURCHASE PLANS

    MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

      MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
    (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

      MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    ISSUANCE OF STOCK

    There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    REPURCHASE PROGRAMS

    MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    CUMULATIVE VOTING

    MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

    WRITTEN CONSENT AND SPECIAL MEETINGS

    Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

    INDEPENDENT AUDITORS

    MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes- Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- given the circumstances or the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS -- SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

        a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

        b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

        c. Considers special proxy issues as they may arise from time to time.

      The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

      In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

        a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

        b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

        c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long- term economic interests of MFS' clients, and not in MFS' corporate interests; and

        d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

        The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

      3. GATHERING PROXIES

      Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

        MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

      4. ANALYZING PROXIES

      After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

        Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

        As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

        As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

      5. VOTING PROXIES

      After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

      ----------
      (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

      (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

      C. MONITORING SYSTEM

      It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

        When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

      D. RECORDS RETENTION

      MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

      E. REPORTS

      MFS FUNDS

      Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

      ALL MFS ADVISORY CLIENTS

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

        Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                                  *    *    *    *

                      UNE PROXY VOTING POLICIES AND PROCEDURES UNE invests principally in union and labor sensitive companies, and has retained JMR Financial, Inc. ("JMR") to vote proxies on its behalf. In fulfilling its duties, JMR votes proxies in accordance with proxy voting guidelines based on those established by the AFL-CIO. The AFL-CIO Proxy Voting Guidelines have been developed by the AFL-CIO to serve as a guide for Taft-Hartley and union benefit fund trustees in meeting their fiduciary duties as outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. A summary of the JMR Proxy Voting Guidelines is set forth below, and the Guidelines can be reviewed in their entirety at www.jmr-financial.com/ MFS.

                                    INTRODUCTION
      These Proxy Voting Guidelines address a broad range of issues, including the Election of Directors, Stock Options, Executive Compensation, and Changes in Control.

        JMR holds the position that all votes should be reviewed on a company-by-company basis and that no issue should be considered routine. It is our resolve that each issue will be evaluated in the context of the company under examination and will be subject to an analysis of the economic impact an issue may have on long-term shareholder value. We will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan members. Our policies also take into consideration actions which promote good corporate governance through the proxy voting process. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

        For those issues not described in these Policies, JMR will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, on a case-by-case basis.

                                 AUDITOR STANDARDS
                                      AUDITORS
      JMR's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002 (the "Act"). The Act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's Auditor. The Auditor must report directly to the Audit Committee. The Audit Committee must be given the authority and funding to engage independent counsel and other advisors. That withstanding, this policy is that only shareholders should have the express right to select an external Auditor.

        In addition to the Act's stated "Prohibited Non-Audit Services," we closely examine those instances when the Auditor earns fees for professional services other than those rendered in connection with the audit of the company's annual (10-K) and quarterly (10-Q) financial statements. We hold that the Audit Committee should be aware of all other consulting services that the external Auditor performs for the company. We believe that the less involved company management is in the hiring and oversight of the external Auditor, the less likely it is that management can influence or impede the Auditor's independence.

        To minimize management's influence on the external Auditor, we recommend that additional disclosures of supplemental services provided to the company by external Auditors should be required. Such disclosures should include the percentage of total costs that are associated with audit, tax and other consulting services (contract internal audit, business assurance, etc.) provided by the external Auditor.

        It follows that where Auditors have been complacent in their responsibilities or where, in the previous year, the previous Auditor was replaced for adhering to strict accounting practices, the voting fiduciary should vote against the incoming Auditor.

        This policy is against proposals to ratify the acts of Auditors for the previous financial year. A vote in favor of such proposals could waive shareholders' rights to take legal action against the Auditors unless they are found to have withheld information from shareholders or provided false or misleading information to them at or before the annual meeting. It is not in shareholders' interest to surrender a legal right that they may, in a rare case, wish to exercise.

                                 BOARD OF DIRECTORS
                               ELECTION OF DIRECTORS
      The Election of Directors usually occurs under two circumstances: uncontested elections and contested elections. While greater scrutiny must be paid to those situations where a change of control is proposed in the context of a contested election for the Board of Directors, particular attention must always be paid to the qualifications and performance of Directors as well as their ability to critically focus on the management of the company.

        As a general policy, the following factors should always be taken into consideration:

          o Qualifications of Individual Directors including industry expertise, financial and venture capital experience, strategic contacts and connections, time spent working with companies of similar size or at similar stages in the growth curve, and so on;

          o The company's performance relative to its peer group and the market indices against which the company is measured;

          o The independence of the Directors (as is more fully described in the Policies, below);

          o The Board's overall management of the company focuses on whether it is effectively serving the best interests of the company's shareholders;

          o Company management's track record;

          o The attendance records of Directors, which should not fall below 75 percent;

          o The competing time commitments that are faced when Director candidates serve on multiple boards. The ability of a Director to devote the time required to be a responsible and contributing member of the Board is lessened when that Director serves on multiple company Boards. With respect to Directorships of major corporations, it would be extraordinary for an individual who is spending his or her full time doing Board work to be an effective contributor on more than two additional large company boards;

          o Chapter 7 bankruptcy, Securities and Exchange Commission violations, and criminal offenses by an individual Director;

          o The views of employee and shareholder groups with respect to particular circumstances at a company;

          o What each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

          o Whether the company's Chief Executive Officer ("CEO") is also the Chairman of the Board.

                               INDEPENDENT DIRECTORS
      This policy holds that a majority of the Board should be Independent of the company and its management. A Board consisting of a majority of Independent Directors is critical to ensure that the Board exercises good judgment in carrying out its responsibilities and duties to select and compensate management in a value-enhancing manner for shareholders. In addition, a Board consisting of a majority of Independent Directors will have the power to exercise effective oversight of top management particularly when this involves challenging management decisions and questioning management performance. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of the employees and the communities in which they operate, as opposed to company shareholders.

        With regard to the definition of an Independent Director, no Director qualifies as Independent unless the Director has no material relationship with the company other than the Directorship position. When assessing the materiality of a Director's relationship with the company, the issue should be considered not merely from the standpoint of the Director, but also from that of the persons or the organizations with which the Director has an affiliation.

        A director is considered NOT INDEPENDENT if he or she:

          o Is, or has been, employed by the company or an affiliate;

          o Is one of the company's paid advisors/consultants;

          o Is, or is affiliated with a company that is, an adviser or consultant to the Company or a member of the Company's senior management;

          o Is, or is affiliated with a company that is, a significant customer or supplier;

          o Is employed by, or is affiliated with, a Foundation or University that receives grants or endowments from the company;

          o Has a personal services contract with the company;

          o Is related to a Director or Officer of the company;

          o Is an Officer of a firm on which the CEO or Chairman of the Board is also a Board member;

          o Is employed by a public company at which an Executive Officer of the company serves as a Director; or

          o Is a member of the immediate family of any person described above.

              INDEPENDENT, NOMINATING, COMPENSATION & AUDIT COMMITTEES This policy supports the notion that the Nominating, Compensation, and Audit Committees of the Board should consist entirely of Independent Directors. The reasoning is that 100 percent Independence is necessary for the proper functioning and oversight of these committees, which must serve as overseers of the company and its management.

                                  AUDIT COMMITTEE
      For companies with a market capitalization above $200 million, the Audit Committee should be composed of entirely Independent Directors. In addition, a Director who meets the definition of Independence mandated for all Audit Committee members, but who also holds 5% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee. We hold the position that allowing such a Director to be a non-voting committee member fairly balances the value of significant shareholder participation in Committee discussions against the risk that significant shareholders may have interests diverging from those of other shareholders.

        The Audit Committee chair should have accounting or related financial management expertise. In addition, for companies with a market capitalization above $200 million, (a) at least three members of an Audit Committee should be "financially literate" (or become so within a reasonable period of time), and (b) at least one member of the committee should have accounting expertise. This will better enable the Audit Committee to evaluate independently the information it receives, to recognize problems, to seek appropriate solutions, and to perform its job.

                               COMPENSATION COMMITTEE
      The Compensation Committee should be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                     NOMINATING/ CORPORATE GOVERNANCE COMMITTEE
      In the absence of an independent Nominating Committee, the CEO inevitably dominates the nomination process. If at the time of initial selection a Director feels heavily indebted to the CEO for his or her place on the Board, it can hinder the Director's ability to exercise effective oversight of the CEO. In addition, there is always a risk that the CEO will seek to populate the Board with individuals who are unwilling to challenge the existing management. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. Thus, it is vital that the Nominating Committee be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                  SEPARATE OFFICES OF CHAIRMAN OF THE BOARD & CEO
      One factor that has a large direct impact on a company's financial performance is the power of the CEO relative to the Board of Directors. The CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. One of the principal functions of the Board is to monitor and evaluate the performance of the CEO. When the CEO of the company is also the Chairman of the Board, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. This unity of power causes concern about whether having a CEO who is also the Chairman of the Board best serves the company's shareholders. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. The principal argument in favor of a separate CEO and Chairman of the Board is that the separation enhances the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow Director leads the Board. In addition, this separation guards against cases where a CEO seeks first to serve himself or herself and only secondarily the company's shareholders.

        Proposals seeking to separate the positions of Chairman and CEO should be supported. However, a company with a market capitalization below $200 million will in general have a limited group of leaders who can provide support an input necessary to create value, difficulty attracting qualified Directors, and difficulty absorbing the costs of retaining those directors. It may be appropriate in these instances for the position of CEO and Chairman of the Board to be held by the same individual for some period of time.

                                 CLASSIFIED BOARDS
      Classified Boards are those that have staggered election terms for Directors. Typically, one-third of a company's Directors are elected in any given year. At issue is whether a Classified Board provides continuity and stability for companies who have implemented this anti- takeover device or whether it alternatively entrenches company. With a Classified Board structure in place, the Directors and management are in a better position to negotiate a better deal for shareholders in the event of an attempted takeover. However, critics of classified board structures argue that such systems entrench Directors and management. By eliminating the risks associated with standing for election annually, Directors lose some measure of accountability to shareholders and become aligned with management. In addition, opponents argue that a Classified Board structure hurts shareholder value by depriving shareholders of takeover premiums. If a company creates a barrier to nonconsensual takeover offers, shareholders are effectively disenfranchised. Currently, all states allow companies to classify their Boards if they have a minimum number of Directors. Most states authorize nine Directors.

        We hold the position that our proxy voting policy favoring Board Declassification can be justified. Empirical studies are inconclusive with respect to its utility as an effective tool for enhancing shareholder value. Moreover, there are indications that institutional investors are capable of rendering sound judgments about the value of offers made for a company without Director or management intervention. Though not a universal problem, staggered boards can reduce Director and manager accountability to shareholders when they are under performing.

                                    TERM LIMITS
      This policy opposes proposals to limit director terms because such limits may prohibit the service by Directors who are otherwise qualified to serve the company. In addition, the imposition of term limits would prevent, in many cases, Directors from developing a level of expertise and complete knowledge set of a firm's financial systems and internal controls. Since other guidelines serve to hold Directors to high standards, the best way to ensure a Director's qualification is to elect him or her annually.

                                 DIRECTOR LIABILITY
      According to state incorporation laws in the United States, Boards have a legal responsibility for the management of a company. The downside is that Directors can face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

        The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation.

        The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and by-laws.

        The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

        Although these three duties set general legal parameters for Directors' obligations, the courts as the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome:
      "the business judgment rule provides that courts should not examine the quality of the Directors" business decisions, but only the procedures followed in reaching those decisions, when determining Director liability."

        The voting fiduciary should generally weigh the need for full Director accountability against the company's need to retain qualified individuals who are willing to serve as Directors. Specifically, proposals to limit Director Liability should be opposed for:

      o breach of duty of loyalty;

      o omissions not committed in good faith or acts committed intentionally or in violation of the law;

      o acts involving unlawful purchase or redemption of stock;

      o payment of unlawful dividends; or

      o receipt of improper personal benefits.

        In addition, limiting liability for Directors when litigation is pending against the company should be opposed.

                                  INDEMNIFICATION
      Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the Director's conduct.

        This policy supports indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their independence. We oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, fiduciaries should:

        Vote against Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

                                    COMPENSATION
                               STOCK OPTION PLANS
      In evaluating a Stock Option Plan, we examine how the proposed plan would increase the company's total potential dilution above that from all existing plans and how this increase would impact shareholders' voting power and economic value. Our vote is based, in part, on a comparison between these company specific factors and allowable total potential dilution levels derived from the company's industry sector and market capitalization peer group within the S&P 400 Index, the S&P 500 Index and the S&P 600 Index. We also evaluate the plan's individual features such as repricing underwater stock options without shareholder approval. If these three criteria were determined to be acceptable, we would generally support including a Stock Option Plan in compensation policies for Executives and Directors as long as this plan also provides challenging performance objectives, which will motivate Executives and Directors to achieve long-term shareholder value.

        In our view, Standard Stock Options reward participants for both superior and sub-par performance in a rising market, and penalize participants during a bear market. Standard Stock Options may also be more expensive than Performance-Based Options. Therefore, this policy holds that some portion of Stock Option grants to Executives and Directors should be Performance-Based. Performance-Based Options tie compensation more closely to company performance, not to the stock market. As a result, participants in Performance-Based Stock Option Plans are rewarded only when company shareholders benefit from stock price appreciation. Premium-Priced and Performance-Vesting Options encourage Executives and Directors to set and meet ambitious but realistic performance targets. Indexed Options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when Stock Options are Performance-Based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which caps income tax deductions for Executive salaries at $1 million. To ensure the full-tax deductibility of Executive pay, companies now tend to pay amounts in excess of $1 million to Executives in the form of incentive-based pay such as stock or stock options.

        Performance-Based Stock Options are defined as one of the following:

      PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met.

      PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant.

      INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index.

      PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

        This policy opposes repricing of underwater stock options. As companies increasingly align Executive and Director pay with performance, many experts defend soaring compensation figures as deserved rewards for strong company performance. That assumption can be undermined by the practice of adjusting the price of options that are underwater after a company's performance falls flat.

                            EXECUTIVE COMPENSATION PLANS
      Pursuant to this policy, we scrutinize Executive Compensation Plans closely, taking into account company performance, individual Executive performance, various compensation plan features, and the potential dilution of shareholders' voting power and economic value that would occur if the Compensation Plan were implemented.

        This policy generally supports linking Executive compensation to long-term company performance. Measures of company performance can include not only financial performance, such as revenue growth and profitability, but also social corporate performance, such as the company's efforts to promote basic human rights domestically and internationally within its operations, compliance to environmental standards, health and safety standards, foreign and domestic labor standards, and downsizing and layoffs standards.

        This policy holds that individual Executives should be compensated based upon their individual contributions to the achievement of the company's objectives. JMR supports Executive Compensation Plans which include appropriate incentives designed to align Executives' interests with the long-term growth and development of the company and the interests of its shareholders. We also believe that there are many ways in which Executives may contribute to building a successful company. While the results of these efforts should eventually appear in the company's financial statements, or be reflected in the company's stock price, many long-term strategic decisions, made in pursuing the company's growth and development, may have little visible impact in the short term.

                  DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION
      Proposals that link Executive compensation to the long-term goals of the company should be supported based upon the compensation factors enumerated above. In addition, proposals that seek to expand disclosure of executive compensation are of value to shareholders as long as such disclosure is not unduly burdensome on the company.

                                 GOLDEN PARACHUTES
      Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests.

        However, since parachutes assure covered Executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

        As a matter of proxy voting policy, management proposals to award golden parachutes should be opposed. Conversely, shareholder proposals that seek to eliminate these compensation mechanisms should be supported. In addition, proposals seeking prior shareholder approval before implementing severance agreements are supported. In light of generous compensation packages already given to most Executives, golden parachutes are unjustified.

                      OUTSIDE DIRECTOR COMPENSATION & BENEFITS
      This policy scrutinizes Director Compensation Plans closely, taking into account company performance; individual Director qualifications and performance; various Director Compensation Plan features; and the potential total dilution of shareholders' voting power and economic value which would occur if the Compensation Plan were implemented.

        JMR holds the position that each Director has the duty and responsibility to oversee the company in a manner which will effectively serve the best interests of the company's shareholders. We believe that Director Compensation should be based upon the Company's successful achievement of its goals, be they strategic and or financial in nature, and the contributions of each Director to the achievement of these goals. We recognize that as a company moves though its life cycle and product cycles, different Director skill sets and qualifications will be needed at different points in time. These might include industry expertise; financial and venture capital experience; strategic contacts and connections; time spent working with companies of similar size or at similar stages in the growth curve; etc. Director Compensation Plans should be formulated, not only to attract and retain the most qualified Directors, but also to provide appropriate incentives to align Directors' interests with the long-term growth and development of the company and the interests of its shareholders

                                CORPORATE GOVERNANCE
                         BROADER PARTICIPATION ON THE BOARD
      This policy supports proposals requesting that companies make efforts to seek more women and minorities to serve on their boards. Gender and ethnic diversity brings different perspectives to boards, which, in turn, can lead to improved corporate performance.

                         INCREASING AUTHORIZED COMMON STOCK
      Increasing the number of shares of a company's common stock should be based upon a persuasive justification for the increase. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement an anti-takeover defense probably do not justify such an increase.

                            BLANK-CHECK PREFERRED STOCK
      We oppose requests that authorize blank check preferred stock - that is, preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review.

                                  REINCORPORATION
      We generally vote in favor of reincorporation in another jurisdiction so long as there is sound justification for doing so and there is no significant diminution of corporate governance, management accountability or workers' rights. With respect to reincorporating to an offshore jurisdiction, we look closely at the company's rationale for such action. Enhancement of shareholder value through tax savings as a result of reincorporating offshore is only one of several factors that are considered when supporting or opposing a proposal to reincorporate.

                      SHAREHOLDER RIGHTS PLANS (POISON PILLS)
      Shareholder Rights Plans, typically known as "Poison Pills," take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, Poison Pills generally allow shareholders to purchase shares from, or sell shares back to, the target company and/or the potential acquirer at a price far out of line with the fair market value. Depending on the type of Pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison Pills insulate management from the threat of change in control and provide the target board with veto power over takeover bids. Because Poison Pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

        This policy on Poison Pills focuses on whether management puts the Poison Pill to a periodic vote of the shareholders, and whether acquisition attempts thwarted by the Pill could be detrimental to the long-term interests of plan beneficiaries. Unless specific circumstances, which serve the long-term interests of plan beneficiaries, are best served, this policy generally opposes Poison Pills.

                             BOARD SIZE & COMPENSATION
      The voting fiduciary should consider voting in favor of changing the board size when there is a satisfactory justification for doing so.

                         SUPERMAJORITY VOTING REQUIREMENTS
      When considering a vote in favor of supermajority voting, consider that these special voting requirements could be used to entrench management or favor a minority shareholder group.

                                 DUAL CLASS VOTING
      The voting fiduciary should consider the principle of one share - one vote when voting on such a proposal. Its impact on share value and the creation of unequal voting rights should be considered.

                                 CUMULATIVE VOTING
      Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a Cumulative Voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

        Cumulative voting is a method for obtaining minority shareholder representation on a Board of Directors and is a way of obtaining Board independence from management and thus, should generally be supported.

                    SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS
      In considering this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company.

                              APPROVING OTHER BUSINESS
      Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval and should be generally opposed.

                             EQUAL ACCESS TO THE PROXY
      Proposals that give shareholders the same ability as management to state their views on contested proxy issues enhance corporate accountability. Therefore, proposals advocating equal access to the proxy should be supported.

                               FAIR-PRICE PROVISIONS
      Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and should be supported.

--------------------
PART II - APPENDIX H
--------------------

                              RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS
                                          ON AN ONGOING BASIS

NAME OF RECIPIENT                                                  PURPOSE OF DISCLOSURE


Bloomberg L.P ...................................................  Analytical tool
Bowne ...........................................................  Typesetting and PrintingServices
Carol Norton ....................................................  Independent Contractor-ProxyVoting
Checkfree .......................................................  Software Vendor
Deloitte & Touche LLP ...........................................  Auditor
Ernst & Young LLP ...............................................  Auditor
Eagle Investment Systems Corp. ..................................  Accounting System
FactSet Research Systems Inc ....................................  Analytical tool
GainsKeeper, Inc ................................................  Accounting System
GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions ............  Software Vendor
G. H. Dean Co. ..................................................  Typesetting and Printing Services
Institutional Shareholder Services Inc ..........................  Proxy Service Provider
ITG, Inc ........................................................  Analytical tool
JP Morgan Chase Bank ............................................  Fund Custodian
JP Morgan Securities ............................................  Analytical Tool
Lehman Brothers .................................................  Analytical tool
Loan Pricing Corp. ..............................................  Fund Pricing
The MacGregor Group .............................................  Software Vendor
Mark-It Partners (Loan X) .......................................  Fund Pricing
Massachusetts Financial Services Company ........................  Fund Management
MFS Fund Distributors, Inc. .....................................  Fund Distribution
Board of Trustees ...............................................  Fund Governance
MSCI BARRA, Inc .................................................  Analytical tool
OMGEO LLC .......................................................  Software vendor
Palmer & Dodge LLP ..............................................  Review Loan Participation Documents
Plexus ..........................................................  Analytical Tool
Radianz .........................................................  Software Vendor
Ropes & Gray LLP ................................................  Legal Counsel
Saloman Analytics Inc ...........................................  Analytical tool
Standard & Poor's Securities Evaluations Services ...............  Fund Pricing
State Street Bank and Trust Company .............................  Custodian, Fund Pricing and Accounting Agent
Wilshire Analytics/Axiom ........................................  Analytical tool

   This list is current as of December 19, 2005, and any additions, modifications or deletions to the list that have occurred since December 19, 2005 are not reflected.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

M F S(SM)
INVESTMENT MANAGEMENT(R)

500 Boylston Street, Boston, MA 02116

                                                            MFS-PART2-SAI-1/06

MASSACHUSETTS INVESTORS GROWTH STOCK FUND       MFS(R)LIFETIME(R)2020 FUND
MASSACHUSETTS INVESTORS TRUST                   MFS(R)LIFETIME(R)2030 FUND
MFS(R)AGGRESSIVE GROWTH ALLOCATION FUND         MFS(R)LIFETIME(R)2040 FUND
MFS(R)BOND FUND                                 MFS(R)LIFETIME(R)RETIREMENT INCOME FUND
MFS(R)CAPITAL OPPORTUNITIES FUND                MFS(R)LIMITED MATURITY FUND
MFS(R)CASH RESERVE FUND                         MFS(R)MID CAP GROWTH FUND
MFS(R)CONSERVATIVE ALLOCATION FUND              MFS(R)MID CAP VALUE FUND
MFS(R)CORE EQUITY FUND                          MFS(R)MODERATE ALLOCATION FUND
MFS(R)CORE GROWTH FUND                          MFS(R)MONEY MARKET FUND
MFS(R)EMERGING GROWTH FUND                      MFS(R)MUNICIPAL BOND FUND
MFS(R)EMERGING MARKETS DEBT FUND                MFS(R)MUNICIPAL HIGH INCOME FUND
MFS(R)EMERGING MARKETS EQUITY FUND              MFS(R)MUNICIPAL INCOME FUND
MFS(R)FLOATING RATE HIGH INCOME FUND            MFS(R)MUNICIPAL LIMITED MATURITY FUND
MFS(R)GLOBAL EQUITY FUND                        MFS(R)NEW DISCOVERY FUND
MFS(R)GLOBAL GROWTH FUND                        MFS(R)NEW ENDEAVOR FUND
MFS(R)GLOBAL TOTAL RETURN FUND                  MFS(R)RESEARCH BOND FUND
MFS(R)GOVERNMENT LIMITED MATURITY FUND          MFS(R)RESEARCH BOND FUND J
MFS(R)GOVERNMENT MONEY MARKET FUND              MFS(R)RESEARCH FUND
MFS(R)GOVERNMENT SECURITIES FUND                MFS(R)RESEARCH INTERNATIONAL FUND
MFS(R)GROWTH ALLOCATION FUND                    MFS(R)STRATEGIC GROWTH FUND
MFS(R)GROWTH OPPORTUNITIES FUND                 MFS(R)STRATEGIC INCOME FUND
MFS(R)HIGH INCOME FUND                          MFS(R)STRATEGIC VALUE FUND
MFS(R)HIGH YIELD OPPORTUNITIES FUND             MFS(R)TECHNOLOGY FUND
MFS(R)INFLATION-ADJUSTED BOND FUND              MFS(R)TOTAL RETURN FUND
MFS(R)INTERMEDIATE INVESTMENT GRADE BOND FUND   MFS(R)UNION STANDARD EQUITY FUND
MFS(R)INTERNATIONAL DIVERSIFICATION FUND        MFS(R)UTILITIES FUND
MFS(R)INTERNATIONAL GROWTH FUND                 MFS(R)VALUE FUND
MFS(R)INTERNATIONAL NEW DISCOVERY FUND          MFS(R)MUNICIPAL STATE FUNDS:
MFS(R)INTERNATIONAL VALUE FUND                  AL, AR, CA, FL, GA, MD, MA, MS,
MFS(R)LIFETIME(R)2010 FUND                      NY, NC, PA, SC, TN, VA, WV

                        SUPPLEMENT TO CURRENT PROSPECTUS

This prospectus supplement supersedes and replaces the funds' prospectus supplement dated February 6, 2006.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED TO EACH PROSPECTUS.

CALCULATION OF INVESTMENT PERFORMANCE

The above-referenced funds (except the MFS Money Market Fund and MFS Government Money Market Fund) offer multiple classes of shares which in many cases were initially offered for sale to, and purchased by, the public on different dates (each an "inception date"). In cases where PostalCodea class of shares (a "Newer Class") is first offered after the inception date of another class (an "Older Class"), the fund has presented total return performance of the Newer Class for periods prior to its inception date by appending the prior performance of the Older Class to the actual performance of the Newer Class ("blended performance"). In doing so, the Older Class performance has been adjusted to take into account differences in sales loads applicable to the two classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

The Older Class used in these blended performance presentations has historically been the class of shares of the fund with the longest performance history. However, certain funds now have more than one class of shares with at least a 10 year performance history -- the longest period required to be shown in fund prospectuses, shareholder reports and sales and marketing literature. Accordingly, for periods ending on and after March 31, 2004, blended performance presentations for Newer Classes of these funds will reflect the prior performance of the Older Class (with at least a 10 year performance history) that has the most similar level of operating expenses as the Newer Class (not necessarily the Older Class with the longest performance history).

For all funds except for the MFS Global Equity Fund, MFS Cash Reserve Fund and MFS Emerging Growth Fund, the new method of selecting the Older Class to be used in blended performance presentations will result in the same or lower total rates of return than were previously shown for the Newer Classes of these funds.

In limited circumstances for the MFS Global Equity Fund, MFS Cash Reserve Fund and MFS Emerging Growth Fund, the new method will result in higher total rates of return than were previously shown for certain Newer Classes for certain periods. For a transitional period lasting until December 31, 2007, these funds will continue to show the lower performance figures (i.e., based on prior performance of the Older Class that was previously used) in their prospectuses and make them available on mfs.com.

Because this change will apply to performance periods ending on or after March 31, 2004, the funds will continue to use the prior methodology in future documents that show blended performance through periods ended prior to that date. For example, because fund prospectuses show calendar year performance, prospectuses dated on or before February 1, 2005, will continue to show blended performance for Newer Classes through December 31, 2003 using the prior methodology.

EFFECTIVE IMMEDIATELY, THE FIRST TWO PARAGRAPHS UNDER THE CAPTION `HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES - OTHER CONSIDERATIONS" IN THE PROSPECTUSES OF THE ABOVE-REFERENCED FUNDS ARE REPLACED IN THEIR ENTIRETY BY THE FOLLOWING:

RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds has adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures adopted by MFS.

PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interests. This policy applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS.

The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

       - out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

       - initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).

In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent excessive trading or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who, on the same day, exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

The MFS funds' ability to impose the above-referenced purchase and exchange limitations is subject to certain limitations discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. In addition, the MFS funds' ability to impose these limitations on shares held through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund.

EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

In addition, to the extent that a fund significantly invests in foreign securities traded on markets that close before the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be their fair value as of the funds' valuation time. To the extent that a fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

REDEMPTION FEE.

The MFS funds identified below charge a 1% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

         MFS High Income Fund
         MFS Municipal High Income Fund
         MFS High Yield Opportunities Fund
         MFS Floating Rate High Income Fund
         MFS Emerging Markets Equity Fund
         MFS International New Discovery Fund
         MFS New Discovery Fund

The funds reserve the right to change the redemption fee period or amount of redemption fees charged.

GENERAL. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

FOR FUNDS WITH A REDEMPTION FEE, THE REDEMPTION FEE IS NOT CHARGED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

           1. transactions by accounts that the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial intermediary or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee will be imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

           2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee will apply to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

           3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll reduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

           4. transactions by the MFS funds of funds including, without limitation, the MFS Lifetime Funds, MFS Asset Allocation Funds and MFS International Diversification Fund;

           5. transactions following the death or disability of any registered shareholder, beneficial owner, or grantor of a living trust with respect to shares purchased before death or disability;

           6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

           7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

           8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

           9. transactions involving 529 share classes, R share classes or class J shares of the fund (if offered); and

          10. transactions due to a failure to meet account minimums, to pay account fees funded by share redemptions, and other similar non-discretionary transactions (e.g., in connection with fund mergers/ acquisitions/liquidations).

In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries. In addition, if an omnibus account holder informs the funds or their agents that it has the systematic capability to assess the redemption fee at the individual account level but is unable to assess the fee in all circumstances under the funds' policies, the funds and their agents reserve the right to permit the imposition of the fee under these limited circumstances.

These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time which may address such topics as the documentation necessary for the funds to recognize a disability and determination of the application of the redemption fee in various circumstances (such as to certain individual account transactions with respect to shares held through an omnibus account), among others.

Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED AFTER THE LAST PARAGRAPH UNDER THE CAPTION "MANAGEMENT OF THE FUND - INVESTMENT ADVISER," IN THE PROSPECTUS OF EACH OF THE ABOVE-REFERENCED FUNDS.

DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "select a fund" on the MFS website (mfs.com), the following information is generally available to you:

INFORMATION                               APPROXIMATE DATE OF POSTING TO WEBSITE
-----------                               --------------------------------------
Fund's top 10 securities holdings         14 days after month end
as of each month's end

Fund's full securities holdings           29 days after month end
as of each month's end

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

EFFECTIVE IMMEDIATELY, THE SECOND PARAGRAPH UNDER THE CAPTION "HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES - HOW TO EXCHANGE SHARES - EXCHANGE PRIVILEGE" FOR MFS INTERNATIONAL DIVERSIFICATION FUND AND MFS STRATEGIC VALUE FUND IS HEREBY RESTATED AS FOLLOWS:

Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. Class R, class R1, class R2, class R3, class R4 and class R5 shares of the fund held by eligible retirement plans may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus); except as noted below, this exchange privilege does not apply to MFS Serviced Plans. Class R and class R3 shares of the fund held by a MFS Serviced Plan may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus); provided that the MFS Serviced Plan held class R or class R3 shares on March 31, 2005. In addition, class A and class I shares of the fund may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus). Class R shares of the fund may be exchanged for shares of certain other MFS funds that offer class R shares.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED TO THE PROSPECTUS UNDER SECTION VII "OTHER INFORMATION" BETWEEN "PRICING OF FUND SHARES" AND "DISTRIBUTION OPTIONS":


FOR MFS HIGH INCOME FUND, MFS HIGH YIELD OPPORTUNITIES FUND AND MFS MUNICIPAL HIGH INCOME FUND:

DISTRIBUTIONS.
The fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.


EFFECTIVE IMMEDIATELY, THE SECTION ENTITLED "DESCRIPTION OF SHARE CLASSES - DISTRIBUTION AND SERVICE FEES" IS HEREBY RESTATED AS FOLLOWS:

FOR MFS TOTAL RETURN FUND:

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and service fees to support the sale and distribution of class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares, and the services provided by financial intermediaries. These distribution and service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes: 0.25% for class R4 shares (consisting of a 0.25% service fee); 0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); 0.50% for class 529A, class R, class R2 and class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for class B, class C, class 529B and class 529C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). A portion of the class 529A distribution fee equal to 0.10% is currently in effect; the remaining portion is not in effect but may be implemented on such date as the Board of Trustees may determine. Assets attributable to class A shares sold prior to October 1, 1989 are subject to a service fee of 0.15% annually. To the extent the class A service fees paid under the distribution plan do not exceed 0.25% annually, the fund may pay the remaining amount of service fees available under the plan for distribution-related expenses. These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. The fund has not adopted a Rule 12b-1 plan with respect to its class I or R5 shares. For more information regarding the fund's Rule 12b-1 Plan, see the SAI.

FOR MFS RESEARCH FUND:

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and service fees to support the sale and distribution of class A, class B, class C, class 529A, class 529B, class 529C, class R, class R1, class R2, class R3 and class R4 shares, and the services provided by financial intermediaries. These distribution and service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes:
0.25% for class R4 shares (consisting of a 0.25% service fee); 0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); 0.50% for class 529A, class R, class R2 and class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for class B, class C, class 529B and class 529C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). A portion of the class 529A distribution fee equal to 0.10% is currently in effect; the remaining portion is not in effect but may be implemented on such date as the Board of Trustees may determine. Assets attributable to class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. To the extent the class A service fees paid under the distribution plan do not exceed 0.25% annually, the fund may pay the remaining amount of service fees available under the plan for distribution-related expenses. These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. The fund has not adopted a Rule 12b-1 plan with respect to its class I or R5 shares. For more information regarding the fund's Rule 12b-1 Plan, see the SAI.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED TO EACH FUND'S PROSPECTUS:

LEGAL PROCEEDINGS. On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of placeStreetNew Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (IN RE MUTUAL FUNDS INVESTMENT LITIGATION (ALGER, COLUMBIA, JANUS, MFS, ONE GROUP, PUTNAM, ALLIANZ DRESDNER), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are RIGGS V. MFS ET AL., Case No. 04-CV-01162-JFM (direct), HAMMERSLOUGH
V. MFS ET AL., Case No. 04-MD-01620 (derivative), ANITA WALKER V. MFS ET AL., Case No. 1:04-CV-01758 (ERISA), and REAVES V. MFS SERIES TRUST I, ET AL., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (FORSYTHE V. SUN LIFE FINANCIAL INC., ET AL., No. 04cv10584 (GAO) (a consolidated action) and MARCUS DUMOND, ET AL. V. MASSACHUSETTS FINANCIAL SERVS. PLACECO., ET AL., No. 04cv11458 (GAO)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants filed separate motions to dismiss all claims of the various lawsuits (except REAVES, which has not been separately briefed). On November 3, 2005, the district judge considering the motions to dismiss the RIGGS and HAMMERSLOUGH actions issued memoranda indicating that he intends to grant in part and deny in part defendants' motions in these actions. Orders consistent with the court's memoranda were issued on March 1, 2006. On February 27, 2006, the district judge considering the motion to dismiss the CITYPLACEWALKER action granted in part and denied in part such motion. On January 19, 2006, the district judge considering the FORSYTHE and DUMOND actions denied defendants' motion to dismiss the DUMOND action and granted in part (including dismissing all claims against the Trustees and Sun Life Financial, Inc.) and denied in part defendants' motion to dismiss the FORSYTHE action. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. It is not clear whether any amounts paid in connection with the above regulatory settlements will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

                   THE DATE OF THIS SUPPLEMENT IS MAY 1, 2006.

Class A Shares
Class B Shares
Class C Shares
Class I Shares

--------------------------------------------------------------------------------
MFS INTERNATIONAL VALUE FUND                                 PROSPECTUS 10/01/06

This Prospectus describes the MFS International Value Fund. The investment objective of the fund is to seek capital appreciation.

[TABLE OF CONTENTS

RISK RETURN SUMMARY
EXPENSE SUMMARY
CERTAIN INVESTMENT STRATEGIES AND RISKS
MANAGEMENT OF THE FUND
DESCRIPTION OF SHARE CLASSES
HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES
OTHER INFORMATION
FINANCIAL HIGHLIGHTS                                                           ]

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

     I. RISK RETURN SUMMARY

-    INVESTMENT OBJECTIVE

     The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT STRATEGIES

     MFS normally invests the fund's assets primarily in foreign equity securities, including emerging market equity securities.

     MFS focuses on investing the fund's assets in the stock of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

     MFS may invest the fund's assets in companies of any size.

     MFS may also invest the fund's assets in derivatives.

     MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include earnings, price, cash flows, growth potential, and management ability. Quantitative analysis of these and other factors may also be considered.

-    PRINCIPAL INVESTMENT TYPES

     - EQUITY SECURITIES: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stock, and depository receipts for those securities.

     - DERIVATIVES: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, indexed securities, inverse floating rate instruments, swaps, caps, floors, and collars.

-    PRINCIPAL RISKS

     The principal risks of investing in the fund are:

- STOCK MARKET RISK: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. In the short term, prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stock of growth companies can react differently from the stock of value companies, and the stock of large cap companies can react differently from the stock of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic effect on stock markets.

- COMPANY RISK: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

- VALUE COMPANY RISK: The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

- FOREIGN RISK: Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country's economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

- CURRENCY RISK. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

- EMERGING MARKETS RISK: Emerging markets investments can involve additional and greater risks than the risks associated with investments in developed foreign markets securities. Emerging markets typically have less economic development, market structure and depth and regulatory oversight than developed countries. Emerging markets can also be subject to greater political, social, and economic instability. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

- GEOGRAPHIC CONCENTRATION RISK: Because MFS may invest a relatively large percentage of the fund's assets in issuers located in a single country, a small number of countries, or a particular geographic region, the fund's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

- DERIVATIVES RISK: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives' original cost. Derivatives can be less liquid than other types of investments.

- MANAGEMENT RISK: MFS' analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies.

- COUNTERPARTY AND THIRD PARTY RISK: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.

- LIQUIDITY RISK: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

- LEVERAGING RISK: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

- As with any mutual fund, you could lose money on your investment in the fund.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

     - how the fund's performance over time compares with that of a broad measure of market performance and one or more other performance measures, and

     - returns before the deduction of taxes and returns after the deduction of certain taxes for Class A shares.

     The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results may differ.

     BAR CHART

     The bar chart shows changes over time in the annual total returns of Class A shares for each calendar year for the past ten years, assuming the reinvestment of distributions. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares. If these sales charges were included, they would reduce these returns. The return of the fund's other classes of shares will differ from the Class A share returns shown in the bar chart, depending upon the expenses of those classes.

                                    [CHART]

1996     2.62%
1987     5.53%
1998    20.26%
1999    17.55%
2000    (4.08)%
2001   (15.75)%
2002    (6.95)%
2003    32.03%
2004    26.77%
2005    14.25%

     The total return for the fund's Class A shares for the six-month period ended June 30, 2006, was 12.40%. During the periods shown in the bar chart, the highest quarterly return was 17.43% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (14.72)% (for the calendar quarter ended September 30, 2002).

     PERFORMANCE TABLE

     This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other performance measures, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for Class A shares, this table shows Class A average annual total returns:

     - after the deduction of taxes on distributions made on Class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"), and

     - after the deduction of taxes on both distributions made on Class A shares and on redemption of Class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED DECEMBER 31, 2005)

                                                               1 YEAR   5 YEARS   10 YEARS
RETURNS BEFORE TAXES
Class B Shares, with CDSC (Declining over
   Six Years from 4% to 0%)                                     9.48%    7.53%      7.64%
Class C Shares, with CDSC (1% for 12 Months)                   12.51%    7.84%      7.66%
Class I Shares, at Net Asset Value                             14.63%    8.94%      8.64%
Class A Shares, with Initial Sales Charge (5.75%)               7.68%    7.16%      7.57%

RETURNS AFTER TAXES (CLASS A SHARES ONLY)
Class A Shares' Return After Taxes on Distributions,
   with Initial Sales Charge (5.75%)                            5.90%    6.70%      6.87%
Class A Shares' Returns After Taxes on Distributions and
   Sale of Class A Shares, with Initial Sales Charge (5.75%)    5.97%    6.06%      6.33%

BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
   MSCI EAFE Value Index*+                                     14.39%    7.55%      8.63%
   Morgan Stanley Capital International (MSCI) Europe,
   Australasia, Far East (EAFE) Index**+                       14.02%    4.94%      6.18%

----------
*    MSCI EAFE Value Index measures non-U.S. value stocks.

**   MSCI EAFE Index measures the non-U.S. stock market.

+    Source: FactSet (R) Research Systems Inc.

     All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

     The fund commenced investment operations on October 24, 1995, with the offering of Class A and Class B shares, and subsequently offered Class C shares on July 1, 1996, and Class I shares on January 2, 1997.

     Performance (in the Average Annual Total Returns Table only) for Class I shares includes the performance of the fund's Class A shares for periods prior to their offering. Performance for Class C shares includes the performance of the fund's Class B shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than those of the share class to which they are blended, and lower performance for share classes with lower operating expenses than those of the share class to which they are blended.

     Prior to November 30, 1998, Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), managed certain assets of the fund. MFS assumed all portfolio management responsibilities from FCM and FCEM for the fund on November 30, 1998. Performance information for periods prior to November 30, 1998 reflects this former sub-investment advisory relationship.

     II. EXPENSE SUMMARY

-    EXPENSE TABLE

     This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. The annual fund operating expenses are based on expenses incurred during the fund's most recently completed fiscal year. The fund's annual operating expenses may vary in future years.

     SHAREHOLDER FEES (fees paid directly from your investment):

                                                         CLASS A      CLASS B   CLASS C   CLASS I
Maximum Sales Charge (Load) Imposed on
   Purchases (as a percentage of offering price)           5.75%       0.00%     0.00%      N/A


Maximum Deferred Sales Charge (Load)
   (as a percentage of original purchase
    price or redemption proceeds, whichever is less)   See Below(#)    4.00%     1.00%      N/A

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):

Management Fees                                            0.90%       0.90%     0.90%     0.90%
Distribution and Service (12b-1) Fees(1)                   0.35%       1.00%     1.00%      N/A
Other Expenses(2)                                          0.37%       0.37%     0.37%     0.37%
                                                          -----       -----     -----     -----
Total Annual Fund Operating Expenses(2)                    1.62%       2.27%     2.27%     1.27%
Fee Reductions(3)                                         (0.00)%     (0.00)%   (0.00)%   (0.00)%
                                                          -----       -----     -----     -----
Net Expenses(2)                                            1.62%       2.27%     2.27%     1.27%

# An initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if you are investing through a retirement plan and your Class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase.

(1) The fund's Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund's Class A, Class B, and Class C shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees."

(2) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(3) MFS has agreed in writing to bear the fund's expenses such that "Other Expenses," determined without giving effect to the expense offset arrangement described above, do not exceed 0.40% annually for each of Class A, Class B, Class C, and Class I. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the fund's investing activities. This written agreement will continue until at least September 30, 2007.

-    EXAMPLE OF EXPENSES

     THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

     The examples assume that:

     - You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     - The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary - Expense Table" above).

     Although your actual costs may be higher or lower, under these assumptions your costs would be:

SHARE CLASS                               YEAR 1   YEAR 3   YEAR 5   YEAR 10

Class A shares                             $730    $1,057   $1,406    $2,386
Class B shares(1)
   Assuming redemption at end of period    $630    $1,009   $1,415    $2,442
   Assuming no redemption                  $230    $  709   $1,215    $2,442
Class C shares
   Assuming redemption at end of period    $330    $  709   $1,215    $2,605
   Assuming no redemption                  $230    $  709   $1,215    $2,605
Class I shares                             $129    $  403   $  697    $1,534

----------
(1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

     III. CERTAIN INVESTMENT POLICIES AND RISKS

-    TURNOVER

     MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies. Frequent trading can result in higher taxable gain distributions to shareholders and increases transaction costs, which may reduce the fund's return.

-    TEMPORARY DEFENSIVE POLICY

     In response to market, economic, political, or other conditions, MFS may depart from the fund's principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund's performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

-    FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

     Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund's Statement of Additional Information ("SAI").

     IV.  MANAGEMENT OF THE FUND

-    INVESTMENT ADVISER

     Massachusetts Financial Services Company ("MFS"), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for the fund. Subject to the supervision of the Board of Trustees, MFS is responsible for managing the fund's investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

     For the fiscal year ended May 31, 2006, the fund paid MFS an effective management fee equal to 0.90% of the fund's average daily net assets.

     The management fee set forth in the Investment Advisory Agreement is 0.90% annually of the first $1 billion of the fund's average daily net assets; 0.80% of the next $1 billion of the fund's average daily net assets; and 0.70% in excess of $2 billion of the fund's average daily net assets.

     A discussion regarding the basis for the Board of Trustees approval of the Investment Advisory Agreement is available in the fund's most recent semi-annual report for the six-month period ended November 30, 2005.

     MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $[________] as of [________].

     DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a fund" on the MFS Web site (MFS.COM), the following information is generally available to you:

     INFORMATION                            APPROXIMATE DATE OF POSTING TO WEB SITE
     Fund's top 10 securities holdings as   14 days after month end
        of each month's end
     Fund's full securities holdings as     29 days after month end
        of each month's end

     Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

-    PORTFOLIO MANAGER(S)

     Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.

     Barnaby Wiener   Portfolio Manager   2003   Senior Vice President of MFS;
                                                 employed in the investment
                                                 management area of MFS since
                                                 1998.

-    ADMINISTRATOR

     MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is reimbursed for a portion of the costs it incurs in providing these services, including the costs of third parties who provide certain of these services.

-    DISTRIBUTOR

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

-    SHAREHOLDER SERVICING AGENT

     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. Under the Agreement, MFSC may receive a fee based on the costs it incurs in providing these services, including the costs of third parties who provide certain of these services and out-of-pocket expenses, plus a target profit margin.

     V.   DESCRIPTION OF SHARE CLASSES

     The fund offers Class A, Class B, Class C, and Class I shares through this prospectus. The fund also offers an additional class of shares, Class W shares. Class W shares are made available to fee-based wrap programs through a separate prospectus provided to investors eligible to purchase them.

     Shareholders of another class of the fund may request that their shares be converted into Class W shares of the same fund, if they satisfy the eligibility requirements for Class W shares. Conversions to Class W shares may not be available if your account is not held through a financial intermediary sponsor of a fee-based wrap program that has entered into an agreement with MFD to offer Class W shares to clients of the fee-based wrap program. If your account is held through a financial intermediary of a fee-based wrap program, please contact your financial intermediary sponsor of the fee-based wrap program to determine if Class W shares are available to you and to learn about other rules that may apply.

     If a shareholder of another class of the fund converts to Class W shares of the fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day's net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares. A conversion between share classes in the same fund is a nontaxable event.

     Class I shares generally are available only to the following eligible investors:

     - certain retirement plans established for the benefit of employees and former employees of MFS or its affiliates;

     -    funds distributed by MFD that invest primarily in shares of MFS funds;

     - retirement plans, endowments or foundations that: (i) have, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (ii) invest at least $10 million in Class I shares of the fund and other MFS funds;

     - bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in Class I shares of the fund, or (ii) have, at the time of purchase of Class I shares, aggregate assets of at least $10 million invested in Class I shares of the fund and other MFS funds; and

     - certain retirement plans offered, administered, or sponsored by insurance companies, as permitted by MFD based on their overall relationship with MFS.

     In addition, MFD may accept, in its sole discretion, investments in Class I shares from purchasers not listed above or that do not meet these qualification requirements.

-    SALES CHARGES AND WAIVERS

     You may be subject to an initial sales charge when you purchase Class A, or a CDSC when you redeem Class A, Class B, or Class C shares. These sales charges are paid to MFD.

     In the circumstances described below, you may qualify for a sales charge waiver for purchases or redemptions of Class A, Class B, or Class C shares. In addition, other sales charge waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investment programs (e.g., certain wrap accounts or fund supermarket investments). Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI, which is available to you free of charge, and on the fund's Web site at MFS.COM. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as retirement accounts and 529s plans, or certain accounts that you may have with your financial intermediary. Waivers may be eliminated, modified, and added at any time without providing advance notice.

     CLASS A SHARES

     You may purchase Class A shares at the offering price (which includes the applicable initial sales charge). In some cases, you may purchase Class A shares without an initial sales charge; in these cases, you will generally be subject to a 1% CDSC upon redemption within 12 months of your purchase.

The amount of the initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as follows:

                         INITIAL SALES CHARGE* AS PERCENTAGE OF:
                         ---------------------------------------
                               GROSS PURCHASE
                              AMOUNT (OFFERING   NET AMOUNT
AMOUNT OF PURCHASE                  PRICE*)       INVESTED

Less than $50,000                  5.75%            6.10%
$50,000 but less than
$100,000                           4.75%            4.99%
$100,000 but less than
$250,000                           3.75%            3.90%
$250,000 but less than
$500,000                           2.75%            2.83%
$500,000 but less than
$1,000,000                         2.00%            2.04%
$1,000,000 or more                 None**           None**

* Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.

**   A 1% CDSC will generally apply to such purchases.

     You pay no initial sales charge when you invest $1 million or more in Class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed within a reasonable period of time a specified threshold determined by
     MFD). However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

     CLASS B SHARES

     You may purchase Class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4% during the first year to 0% after six years).

     The CDSC is imposed according to the following schedule:

               YEAR OF REDEMPTION   CONTINGENT DEFERRED
                 AFTER PURCHASE        SALES CHARGE

                    First                  4%
                    Second                 4%

                    Third                  3%
                    Fourth                 3%
                    Fifth                  2%
                    Sixth                  1%
                    Seventh                0%

     If you hold Class B shares for approximately eight years, they will convert to Class A of the fund. All Class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class B shares in your account convert to Class A shares, a proportionate number of the Class B shares in the sub-account will also convert to Class A shares.

     CLASS C SHARES

     You may purchase Class C shares at net asset value without an initial sales charge. However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

     CLASS I SHARES

     Eligible investors may purchase Class I shares at net asset value without an initial sales charge or a CDSC upon redemption.

     SALES CHARGE WAIVERS OR REDUCTIONS

     Below is a summary of certain investor programs whereby the applicable sales charge may be waived or reduced. You or your financial intermediary must inform MFSC upon purchasing fund shares of your intention to invest in a fund under one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

                                                            INVESTMENTS ELIGIBLE FOR:
                                         ----------------------------------------------------------
                                         WAIVED INITIAL SALES   REDUCED INITIAL SALES
       PROGRAM                                  CHARGE                  CHARGE          WAIVED CDSC
       --------------------------------------------------------------------------------------------
       Letter of Intent                                                   X
       Right of Accumulation                                              X
       Automatic Exchange Plan                   X*

       Exchange Privilege                        X*
       Systematic Withdrawal Plan                                                            X**
       Distribution Reinvestment                 X
       Distribution Investment Program           X
       Other Sales Charge Waivers                X                                           X

* Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases.

**   Not available for Class A shares.

     LETTER OF INTENT (LOI). You may pay a reduced or no initial sales charge on purchases of Class A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund (and the MFS Fixed Fund or other bank collective investment fund offered by MFS) within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

     For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.

     To establish a LOI, you may complete the Letter of Intent section of the Account Application or a separate Letter of Intent Application available from MFSC. In order to benefit from the LOI, you or your financial intermediary must inform MFSC that the LOI is in effect each time shares of a fund are purchased.

     RIGHT OF ACCUMULATION (ROA). Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts in any class of any MFS fund (and the MFS Fixed Fund or other bank collective investment fund offered by MFS), based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

     LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your current purchase of shares of an MFS fund with the value of existing accounts held with the MFS funds (or the MFS Fixed Fund or other bank collective investment fund offered by MFS) by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

     Eligible accounts that you may link under a LOI and ROA may include:

          -    Individual accounts;

          -    Joint accounts;

          - Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

          -    MFS 529 College Savings Plan accounts;

          -    Certain single-participant retirement plan accounts;

          -    Certain Individual Retirement Accounts;

          -    Uniform Gifts/Transfers to Minor Acts accounts; and

          - Accounts held in the name of your financial intermediary on your behalf, except accounts investing in Class W shares of certain MFS funds.

     In order to link such accounts under a LOI or ROA, the broker-dealer of record at the time of your current purchase must be the broker-dealer of record for any additional accounts to be linked. MFS fund shares held as follows cannot be combined with your current purchase for purposes of a LOI or ROA:

     - Shares held indirectly through financial intermediaries other than the broker-dealer of record for your current purchase (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment adviser); or

     - Shares held directly in a MFS fund account on which the broker-dealer of record is different than the broker-dealer of record for your current purchase.

     It is your responsibility to inform the broker-dealer of record for your current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. If you have not designated a broker-dealer of record, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker-dealer of record) with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of a LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing your purchase order.

          SPECIAL NOTE FOR LOI OR ROA ELIGIBLE ACCOUNTS LINKED PRIOR TO MAY 1, 2006. Any LOI or ROA eligible accounts linked prior to May 1, 2006, will remain linked to the extent the broker-dealer of record information for such accounts is not modified. In the event you change the broker-dealer of record for any such account, your accounts will no longer be eligible to be linked under a LOI or ROA. In addition, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

     AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in a MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in a MFS fund for shares of the same class of other MFS funds. You may make exchanges of at least $50 to up to six different MFS funds under this plan. Exchanges will generally be made at net asset value without any sales charges and are excluded from the funds' exchange limitation policy. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange Class A shares out of the MFS Cash Reserve Fund into Class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.

     SYSTEMATIC WITHDRAWAL PLAN. If you have an account balance of at least $5,000 in a MFS fund, you may elect to receive (or designate someone else to receive) regular periodic payments (generally at least $100 at time of set up) through an automatic redemption of Class A, Class B, and Class C shares. For Class B and Class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan) and you will not incur a CDSC when Class B and Class C shares are redeemed under this plan. For Class A shares, there is no similar percentage limitation, but you may incur a CDSC when Class A shares are redeemed under this plan.

     DISTRIBUTION REINVESTMENT. You may automatically reinvest dividend and capital gain distributions in the same fund without paying an initial sales charge.

     DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a CDSC or an initial sales charge.

     CALCULATION OF CDSC

     As discussed above, certain investments in Class A, Class B and Class C shares are subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, the 1% CDSC on Class C shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.

     Shares acquired through appreciation and reinvestment of distributions are not subject to a CDSC. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the CDSC, if you sell only some of your shares, shares not subject to a CDSC are sold first, followed by shares held the longest.

-    DISTRIBUTION AND SERVICE FEES

     The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"). Under the Distribution Plan, the fund pays distribution and service fees to MFD to support the sale and distribution of Class A, Class B, and Class C shares, as well as shareholder servicing and account maintenance activities. The fund has not adopted a Rule 12b-1 plan with respect to its Class I shares. These distribution and service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

                                                          MAXIMUM TOTAL
                MAXIMUM DISTRIBUTION   MAXIMUM SERVICE   DISTRIBUTION AND
       CLASS           FEE                  FEE             SERVICE FEE
      -------   --------------------   ---------------   ----------------
      Class A           0.10%               0.25%              0.35%
      Class B           0.75%               0.25%              1.00%
      Class C           0.75%               0.25%              1.00%

     These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

-    FINANCIAL INTERMEDIARY COMPENSATION

     The term "financial intermediary" includes any broker-dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institutions having a selling, administration, or any similar agreement with MFD, MFS, or one of its affiliates.

     Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders and Distribution Plan distribution and service payments received by MFD from the fund, (ii) in the form of shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") based on the receipt of such payments by MFD from the fund, and (iii) in the form of retail marketing support, program support, processing support, and/or other payments paid by MFD from MFD's own additional resources.

     The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

     Financial intermediaries may receive up front commissions of up to the following percentage amounts for sales of the following share classes:

                     UP FRONT COMMISSION AS A
     SHARE CLASS   PERCENTAGE OF OFFERING PRICE
     -----------   ----------------------------
      Class A                 5.75%
      Class B                 3.75%
      Class C                 1.00%

     Financial intermediaries may also receive all or a portion of the following payments: Distribution Plan distribution and service fees as described in "Description of Share Classes - Distribution and Service Fees"; and shareholder servicing payments as described in "Management of the Fund - Shareholder Servicing Agent."

     In addition, financial intermediaries may receive payments from MFD from MFD's own additional resources as incentives to market the MFS funds, to cooperate with MFD's promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the expense table section of the fund's prospectus.

     These additional payments by MFD may take the form of payments to financial intermediaries that provide retail marketing support to MFD with respect to fund shares sold or held through the financial intermediary's retail distribution network. In the case of any one financial intermediary, retail marketing support payments generally will not exceed the sum of 0.10% of that financial intermediary's total sales of MFS' mutual funds and 0.05% of the average net assets of the MFS funds attributable to that financial intermediary, at the end of each calendar year. In addition, financial intermediaries may offer MFS fund shares through specialized programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments for retail marketing support and/or administrative services provided by a financial intermediary with respect to these or other programs. Payments for these program support arrangements may vary, but generally will not exceed 0.25% of the average net assets in such programs attributed to that financial intermediary, at the end of each calendar year. Financial intermediaries may receive both retail marketing support payments and program support payments from MFD. The above-referenced limitations on retail marketing and program support payments are subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. MFD may also make processing support payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

     You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker-dealer in connection with a MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries' sales of shares of a MFS fund as a factor when choosing broker-dealers to effect portfolio transactions for the MFS funds.

     VI. HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

     You may purchase, redeem, and exchange shares of the fund in the manner described below. If you buy or sell shares of a fund through a retirement account, 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies and fees may differ from those discussed in this prospectus.

-    HOW TO PURCHASE SHARES

     Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form vary among account types and transactions. The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

     The fund is required by law to obtain from you certain personal information that will be used to verify your identify. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

     CLASS A, CLASS B, AND CLASS C SHARES

     With respect to Class A, Class B, and Class C shares, you can establish an account by having your financial intermediary process your purchase. The minimum initial investment is generally $1,000, except for IRAs, for which the minimum initial investment is generally $250 ($200 for rollovers from certain MFS Serviced Plans). In addition, the minimum initial investment is $50 for automatic investment or exchange plans. Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

     The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances, including, but not limited to, purchases by certain types of group retirement plans sponsored or serviced by MFS or an affiliate.

     You may have your financial intermediary process your subsequent purchases or you may contact MFS directly. Generally, the subsequent investment minimum is $50.

     MFSC waives or lowers initial and subsequent investment minimums for certain types of investors and investments.

     ADDITIONAL PURCHASES DIRECTLY THROUGH MFSC

          - BY MAIL. You may purchase additional shares by mailing a check with the returnable portion of your statement to MFSC.

          - BY TELEPHONE. You may purchase additional shares by transferring money by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.

          - ELECTRONICALLY. You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

          - BY WIRE. To purchase additional shares by wire, call MFSC for instructions.

          - AUTOMATIC INVESTMENT PLAN. You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

     ADDITIONAL PURCHASES THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

     CLASS I SHARES

     With respect to Class I shares, you can establish an account through your MFD representative or by contacting MFSC directly. Generally, there are no initial or subsequent investment minimums except as may be required to be an eligible purchaser of Class I shares.

-    HOW TO REDEEM SHARES

     Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form, minus any applicable CDSC. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form vary among types of accounts and transactions. In certain circumstances, you may need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries, paid as registered, and mailed to the address of record.

     The fund normally sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days. Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven days after a purchase.

     You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

     REDEEMING DIRECTLY THROUGH MFSC

     - BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed.

     - BY TELEPHONE. If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds wired to your bank account.

     - ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

     - SYSTEMATIC WITHDRAWAL PLAN. For Class A, Class B and Class C shares, you may elect to automatically receive (or designate someone else to receive) regular periodic payments through an automatic redemption of such classes. Please contact MFSC for details.

     REDEEMING THROUGH YOUR FINANCIAL INTERMEDIARY. You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

     SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker-dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions regarding your particular situation.

     SHARE CERTIFICATES. If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.

     REDEMPTIONS IN KIND. If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund has the right to pay the redemption amount above such threshold by a distribution in-kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities may increase or decrease in value before you sell them.

     INVOLUNTARY REDEMPTIONS. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your shares without your permission when your account contains less than $500 due to your redemptions or exchanges. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500. Any applicable CDSC will be assessed.

     In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Any applicable CDSC will be assessed upon redemption of your shares.

-    HOW TO EXCHANGE SHARES

     An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

     EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly. Your shares will be bought at the net asset value next calculated after your exchange order is received in proper form.

     You can exchange your Class A shares and your Class I shares for shares of the MFS Money Market Fund or the MFS Government Money Market Fund.

     Certain qualified retirement plans may make certain exchanges between the MFS funds and the MFS Fixed Fund. With respect to Class C shares subject to a CDSC, you will only be eligible to make the exchange to the MFS Fixed Fund if the CDSC would have been waived had the Class C shares been redeemed. Contact MFSC for information concerning transactions involving the MFS Fixed Fund.

     The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

     The minimum exchange amount is generally $1,000 (generally $50 for exchanges made under the automatic exchange plan) or all the shares in an account. MFSC waives or lowers the minimum exchange amount for certain types of investors and investments.

     Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

     Other funds may have different exchange restrictions and may impose redemption fees of up to 1% of the amount exchanged. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies, and risks before making any exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and MFS funds' policies concerning excessive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

-    OTHER CONSIDERATIONS

     FREQUENT TRADING

     RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. The Board of Trustees of the MFS funds have adopted the policies described below, which they believe are reasonably designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. The fund may alter its policies at any time without notice to shareholders.

     PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, the MFS funds or their agents may in their discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. This policy also applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

     SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS. The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

     - out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject, or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

     - initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/ acquisitions/liquidations).

     In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent frequent trading activity or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.

     Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

     LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL FREQUENT TRADING PRACTICES. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds and their agents to prevent frequent trading, there is no assurance that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

     In addition, the MFS funds receive purchase, exchange, and redemption orders through financial intermediaries and the MFS funds and their agents cannot always identify or reasonably detect frequent trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisers, and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund. The MFS funds' ability to impose these limitations on shares held through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds and their agents may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

     FREQUENT TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund's performance.

     In addition, to the extent that a fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. A fund's use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund's fair valuation policies and procedures will prevent dilution of the fund's net asset value by short-term traders.

     To the extent that a fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund's investments. Such short-term trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

     UNAUTHORIZED TRANSACTIONS

     MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person. It is important that you contact MFSC immediately about any transactions you believe to be unauthorized.

     ABILITY TO CONTACT MFSC

     Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

     RESERVATION OF OTHER RIGHTS

     In addition to the rights expressly stated elsewhere in this prospectus, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; and 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred.

     ANTI-MONEY LAUNDERING RESTRICTIONS

     Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

     CONFIRMATIONS IN QUARTERLY STATEMENTS

     Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

     VII. OTHER INFORMATION

-    VALUATION

     The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier as permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the Exchange is closed (such as week-ends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund's assets are traded in other markets on days when the fund does not price its shares, the value of the fund's assets may change when you will not be able to purchase or redeem shares.

     To determine net asset value, the fund's investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

     The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

     Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

     In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

-    DISTRIBUTIONS

     The fund intends to declare and pay a dividend to shareholders at least annually.

     Any capital gains are distributed at least annually.

-    DISTRIBUTION OPTIONS

     The following distribution options are generally available:

     - Dividend and capital gain distributions reinvested in additional shares (THIS OPTION WILL BE ASSIGNED IF NO OTHER OPTION IS SPECIFIED);

     - Dividend distributions in cash; capital gain distributions reinvested in additional shares;

     -    Dividend and capital gain distributions in cash; or

     - Dividend and capital gain distributions reinvested into the same class of shares of another MFS Fund.

     The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

-    TAX CONSIDERATIONS

     The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.

     The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

     Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, if some or all of the fund's income derives from "qualified dividend income" and if you are an individual who meets holding period and other requirements with respect to the fund's shares, those distributions that are properly designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gains.

     Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

     The fund's investments in foreign securities may be subject to foreign withholding taxes, which will decrease the fund's return on those securities. The fund generally will be eligible to elect to "pass through" to you foreign income taxes that it pays, in which case you must include your share of those taxes in gross income as a distribution from the fund and you will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. In addition, the fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing, amount, or character of the fund's distributions.

     The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

-    PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

     The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

     VIII. FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand a fund's financial performance for the past five years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFS Service Center, Inc. (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent registered public accounting firm is Ernst & Young LLP.

                                                                            YEARS ENDED MAY 31,
                                                              2006       2005       2004      2003      2002
CLASS A
Net asset value, beginning of period                        $  24.20   $  21.06   $ 16.14   $ 16.97   $ 17.64
                                                            --------   --------   -------   -------   -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income (loss) (d)                         $   0.38   $   0.41   $  0.13   $  0.08   $ (0.02)
   Net realized and unrealized gain (loss) on investments
      and foreign currency                                      6.62       3.34      4.85     (0.91)    (0.55)
                                                            --------   --------   -------   -------   -------
Total from investment operations                            $   7.00   $   3.75   $  4.98   $ (0.83)  $ (0.57)
                                                            --------   --------   -------   -------   -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
   From net investment income                               $  (0.21)  $  (0.06)  $ (0.06)  $    --   $    --
   From net realized gain on investments and foreign
      currency transactions                                    (1.83)     (0.55)       --        --     (0.10)
   From paid-in capital                                           --         --        --        --     (0.00)(w)
                                                            --------   --------   -------   -------   -------
Total distributions declared to shareholders                $  (2.04)  $  (0.61)  $ (0.06)  $    --   $ (0.10)
                                                            --------   --------   -------   -------   -------
            Net asset value, end of period                  $  29.16   $  24.20   $ 21.06   $ 16.14   $ 16.97
                                                            ========   ========   =======   =======   =======
               Total return (%) (r)(s)(t)                      30.04      17.89     30.88     (4.89)    (3.20)
                                                            --------   --------   -------   -------   -------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
      Expenses before expense reductions (f)                    1.63       1.68      2.04      2.16      2.14
         Expenses after expense reductions (f)                  1.60       1.65      1.90      2.08      2.06
            Net investment income (loss)                        1.41       1.78      0.67      0.51     (0.11)
                  Portfolio turnover                              54         37        82        92        94
            Net assets at end of period (000 omitted)       $242,369   $142,789   $66,216   $39,161   $38,122

                                                                            YEARS ENDED MAY 31,
                                                              2006      2005      2004      2003        2002
CLASS B
            Net asset value, beginning of period            $ 23.47   $ 20.51   $ 15.75   $ 16.65     $ 17.39
                                                            -------   -------   -------   -------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income (loss) (d)                         $  0.17   $  0.21   $  0.01   $  0.00(w)  $ (0.10)
   Net realized and unrealized gain (loss) on investments
      and foreign currency                                     6.45      3.30      4.75     (0.90)      (0.54)
                                                            -------   -------   -------   -------     -------
Total from investment operations                            $  6.62   $  3.51   $  4.76   $ (0.90)    $ (0.64)
                                                            -------   -------   -------   -------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
   From net investment income                               $ (0.07)  $    --   $    --   $    --     $    --
   From net realized gain on investments and foreign
      currency transactions                                   (1.83)    (0.55)       --        --       (0.10)
   From paid-in capital                                          --        --        --        --       (0.00)(w)
                                                            -------   -------   -------   -------     -------
Total distributions declared to shareholders                $ (1.90)  $ (0.55)  $    --   $    --     $ (0.10)
                                                            -------   -------   -------   -------     -------
               Net asset value, end of period               $ 28.19   $ 23.47   $ 20.51   $ 15.75     $ 16.65
                                                            =======   =======   =======   =======     =======
                  Total return (%) (r)(s)(t)                  29.22     17.16     30.22     (5.41)      (3.65)
                                                            -------   -------   -------   -------     -------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
         Expenses before expense reductions (f)                2.28      2.33      2.58      2.66        2.64
            Expenses after expense reductions (f)              2.25      2.30      2.44      2.58        2.56
               Net investment income (loss)                    0.64      0.93      0.07      0.02       (0.60)
                     Portfolio turnover                          54        37        82        92          94
      Net assets at end of period (000 omitted)             $70,758   $57,356   $37,076   $26,608     $27,751

                                                                             YEARS ENDED MAY 31,
                                                                  2006      2005      2004     2003     2002
CLASS C
      Net asset value, beginning of period                      $ 23.14   $ 20.24   $ 15.55   $16.44   $17.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income (loss) (d)                             $  0.18   $  0.29   $  0.03   $ 0.02   $(0.10)
   Net realized and unrealized gain (loss) on investments and
   foreign currency                                                6.34      3.16      4.68    (0.91)   (0.53)
                                                                -------   -------   -------   ------   ------
Total from investment operations                                $  6.52   $  3.45   $  4.71   $(0.89)  $(0.63)
                                                                -------   -------   -------   ------   ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
   From net investment income                                   $ (0.16)  $    --   $ (0.02)  $   --   $   --
   From net realized gain on investments and foreign currency
   transactions                                                   (1.83)    (0.55)       --       --    (0.10)
   From paid-in capital                                              --        --        --       --    (0.00)(w)
                                                                -------   -------   -------   ------   ------
Total distributions declared to shareholders                    $ (1.99)  $ (0.55)  $ (0.02)  $   --   $(0.10)
                                                                -------   -------   -------   ------   ------
         Net asset value, end of period                         $ 27.67   $ 23.14   $ 20.24   $15.55   $16.44
                                                                =======   =======   =======   ======   ======
            Total return (%) (r)(s)(t)                            29.27     17.09     30.27    (5.41)   (3.64)
                                                                -------   -------   -------   ------   ------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
   Expenses before expense reductions (f)                          2.28      2.33      2.58     2.66     2.64
      Expenses after expense reductions (f)                        2.25      2.30      2.44     2.58     2.56
         Net investment income (loss)                              0.68      1.29      0.14     0.13    (0.61)
            Portfolio turnover                                       54        37        82       92       94
   Net assets at end of period (000 omitted)                    $62,896   $35,808   $13,322   $8,248   $6,573

                                                                             YEARS ENDED MAY 31,
                                                                  2006       2005     2004     2003     2002
CLASS I
      Net asset value, beginning of period                      $  24.75   $ 21.52   $16.45   $17.20   $17.79
                                                                --------   -------   ------   ------   ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income (d)                                    $   0.60   $  0.79   $ 0.18   $ 0.10   $ 0.12
   Net realized and unrealized gain (loss) on investments and
   foreign currency                                                 6.68      3.12     5.01    (0.85)   (0.61)
                                                                --------   -------   ------   ------   ------
Total from investment operations                                $   7.28   $  3.91   $ 5.19   $(0.75)  $(0.49)
                                                                --------   -------   ------   ------   ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
   From net investment income                                   $  (0.26)  $ (0.13)  $(0.12)  $   --   $   --
   From net realized gain on investments and foreign currency
   transactions                                                    (1.83)    (0.55)      --       --    (0.10)
   From paid-in capital                                               --        --       --       --    (0.00)(w)
                                                                --------   -------   ------   ------   ------
Total distributions declared to shareholders                    $  (2.09)  $ (0.68)  $(0.12)  $   --   $(0.10)
                                                                --------   -------   ------   ------   ------
         Net asset value, end of period                         $  29.94   $ 24.75   $21.52   $16.45   $17.20
                                                                ========   =======   ======   ======   ======
            Total return (%) (r)(s)                                30.54     18.23    31.57    (4.30)   (2.72)
                                                                --------   -------   ------   ------   ------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
   Expenses before expense reductions (f)                           1.28      1.34     1.58     1.66     1.64
      Expenses after expense reductions (f)                         1.25      1.31     1.44     1.58     1.56
         Net investment income                                      2.17      3.32     0.80     0.74     0.77
            Portfolio turnover                                        54        37       82       92       94
   Net assets at end of period (000 omitted)                    $301,533   $87,707   $  627   $  260   $  458

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(d)  Per share data are based on average shares outstanding.

(f)  Ratios do not reflect reductions from fees paid indirectly.

(r) Certain expenses have been reduced without which performance would have been lower.

(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)  Total returns do not include any applicable sales charges.

(w)  Per share amount was less than $0.01.

MFS INTERNATIONAL VALUE FUND

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741,
Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

IF YOU WANT MORE INFORMATION ABOUT MFS INTERNATIONAL VALUE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated 10/01/06, provides more detailed information about the fund and is incorporated into this prospectus by reference.

YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

     MFS Service Center, Inc.

     500 Boylston Street

     Boston, MA 02116-3741

     Telephone: 1-800-225-2606

     Internet: MFS.COM

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

     Public Reference Room

     Securities and Exchange Commission

     100 F Street, N.E., Room 1580

     Washington, D.C., 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-5850. Reports and other information about the fund are available on the Edgar Database on the Commission's Internet website at HTTP://WWW.SEC.GOV, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

           The fund's Investment Company Act file number is 811-4492.

Class W Shares

--------------------------------------------------------------------------------
MFS INTERNATIONAL VALUE FUND                                 PROSPECTUS 10/01/06

This Prospectus describes the MFS International Value Fund. The investment objective of the fund is to seek capital appreciation.

[TABLE OF CONTENTS

RISK RETURN SUMMARY
EXPENSE SUMMARY
CERTAIN INVESTMENT STRATEGIES AND RISKS
MANAGEMENT OF THE FUND
DESCRIPTION OF SHARE CLASSES
HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES
OTHER INFORMATION
FINANCIAL HIGHLIGHTS                                                           ]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

     I. RISK RETURN SUMMARY

-    INVESTMENT OBJECTIVE

     The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT STRATEGIES

     MFS normally invests the fund's assets primarily in foreign equity securities, including emerging market equity securities.

     MFS focuses on investing the fund's assets in the stock of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

     MFS may invest the fund's assets in companies of any size.

     MFS may also invest the fund's assets in derivatives.

     MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include earnings, price, cash flows, growth potential, and management ability. Quantitative analysis of these and other factors may also be considered.

-    PRINCIPAL INVESTMENT TYPES

     - EQUITY SECURITIES: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stock, and depository receipts for those securities.

     - DERIVATIVES: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, indexed securities, inverse floating rate instruments, swaps, caps, floors, and collars.

-    PRINCIPAL RISKS

     The principal risks of investing in the fund are:

     - STOCK MARKET RISK: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. In the short term, prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stock of growth companies can react differently from the stock of value companies, and the stock of large cap companies can react differently from the stock of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic effect on stock markets.

     - COMPANY RISK: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

     - VALUE COMPANY RISK: The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

     - FOREIGN RISK: Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country's economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

     - CURRENCY RISK. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

     - EMERGING MARKETS RISK: Emerging markets investments can involve additional and greater risks than the risks associated with investments in developed foreign markets securities. Emerging markets typically have less economic development, market structure and depth and regulatory oversight than developed countries. Emerging markets can also be subject to greater political, social, and economic instability. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

     - GEOGRAPHIC CONCENTRATION RISK: Because MFS may invest a relatively large percentage of the fund's assets in issuers located in a single country, a small number of countries, or a particular geographic region, the fund's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

     - DERIVATIVES RISK: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives' original cost. Derivatives can be less liquid than other types of investments.

     - MANAGEMENT RISK: MFS' analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies.

     - COUNTERPARTY AND THIRD PARTY RISK: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.

     - LIQUIDITY RISK: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

     - LEVERAGING RISK: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

     - As with any mutual fund, you could lose money on your investment in the fund.

     AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

     - how the fund's performance over time compares with that of a broad measure of market performance and one or more other performance measures, and

     - returns before the deduction of taxes and returns after the deduction of certain taxes for Class A shares.

     Because Class W shares were initially offered for public sale on May 1, 2006, the class does not yet have a performance record to report. The bar chart and the performance table show performance of the fund's Class A shares, which are offered through a separate prospectus. Although the Class W and Class A shares would have similar annual returns (because they represent interests in the same portfolio of securities), Class W and Class A performance would differ to the extent that Class W has lower expenses. The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results may differ. The returns do not reflect any fees or charges imposed by a fee-based wrap program, through which an investment is made. If these fees or charges were included, they would reduce these returns.

     BAR CHART

     The bar chart shows changes over time in the annual total returns of Class A shares for each calendar year for the past ten years, assuming the reinvestment of distributions. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares. If these sales charges were included, they would reduce these returns.

                                     [CHART]

1996     2.62%
1997     5.53%
1998    20.26%
1999    17.55%
2000   (4.08)%
2001   (15.75)%
2002   ( 6.95)%
2003    32.03%
2004    26.77%
2005    14.25%

     The total return for the fund's Class A shares for the six-month period ended June 30, 2006, was 12.40%. During the periods shown in the bar chart, the highest quarterly return was 17.43% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (14.72)% (for the calendar quarter ended September 30, 2002).

     PERFORMANCE TABLE

     This table shows how the average annual total returns of Class A shares of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other performance measures, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for Class A shares, this table shows Class A average annual total returns:

     - after the deduction of taxes on distributions made on Class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"), and

     - after the deduction of taxes on both distributions made on Class A shares and on redemption of Class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED DECEMBER 31, 2005)

                                                         1 YEAR    5 YEARS   10 YEARS
RETURNS BEFORE TAXES
   Class A Shares, With Initial Sales Charge (5.75%)       7.68%    7.16%      7.57%

RETURNS AFTER TAXES (CLASS A SHARES ONLY)
   Class A Shares' Return After Taxes on
      Distributions, With Initial Sales Charge (5.75%)     5.90%    6.70%      6.87%
   Class A Shares' Returns After Taxes on
      Distributions and Sale of Class A Shares
      With Initial Sales Charge (5.75%)                    5.97%    6.06%      6.33%

BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
   MSCI EAFE Value Index+*                                14.39%    7.55%      8.63%
   Morgan Stanley Capital International (MSCI)
      Europe, Australasia, Far East (EAFE) Index+**       14.02%    4.94%      6.18%

----------
+    Source: FactSet(R) Research Systems Inc.

*    MSCI EAFE Value Index measures non-U.S. value stocks.

**   MSCI EAFE Index measures the non-U.S. stock market.

     All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

     The fund commenced investment operations on October 24, 1995 with the offering of Class A and Class B shares, and subsequently offering Class C shares on July 1, 1996, Class I shares on January 2, 1997, and Class W shares on May 1, 2006.

     Performance (in the Average Annual Total Returns Table only) for Class W shares will include the performance of the fund's Class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance Class W shares would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than those of the share class to which they are blended, and lower performance for share classes with lower operating expenses than those of the share class to which they are blended.

     Prior to November 30, 1998, Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), managed certain assets of the fund. MFS assumed all portfolio management responsibilities from FCM and FCEM for the fund on November 30, 1998. Performance information for periods prior to November 30, 1998 reflects this former sub-investment advisory relationship.

     II. EXPENSE SUMMARY

-    EXPENSE TABLE

     This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. The annual fund operating expenses are based on expenses incurred during the fund's most recently completed fiscal year. These expenses do not reflect the fees or charges imposed by a fee-based wrap program through which an investment is made. If these fees or charges had been included, your expenses would be higher. The fund's annual operating expense may vary in future years.

     SHAREHOLDER FEES (fees paid directly from your investment)

                                                 CLASS W

   Maximum Sales Charge (Load) Imposed
   on Purchases (as a percentage of
   offering price)                                 N/A

   Maximum Deferred Sales Charge (Load)
   (as a percentage of original purchase price
   or redemption proceeds, whichever is less)      N/A

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

   Management Fees                                0.90%
   Distribution and Service (12b-1) Fees(1)       0.10%
   Other Expenses(2)                              0.37%
                                                  ----
   Total Annual Fund Operating Expenses(2)        1.37%
      Fee Reductions(3)                          (0.00)%
                                                 -----
      Net Expenses(2)                             1.37%

(1) The fund's Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund's Class W shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees."

(2) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(3) MFS has agreed in writing to bear the fund's expenses such that "Other Expenses," determined without giving effect to the expense reduction arrangements described above do not exceed 0.40% annually. This written agreement excludes management fees, distribution fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the fund's investing activities. This written agreement will continue until at least September 30, 2007.

-    EXAMPLE OF EXPENSES

     THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. These examples do not reflect the fees and expenses imposed by the investment vehicle through which an investment in the fund is made. If these fees and expenses were included, your expenses would be higher.

     The examples assume that:

     - You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     - The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary - Expense Table" above).

     Although your actual costs may be higher or lower, under these assumptions your costs would be:

     SHARE CLASS      YEAR 1   YEAR 3   YEAR 5   YEAR 10
     Class W shares    $139     $434     $750     $1,646

     III. CERTAIN INVESTMENT POLICIES AND RISKS

-    TURNOVER

     MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies. Frequent trading can result in higher taxable gain distributions to shareholders and increases transaction costs, which may reduce the fund's return.

-    TEMPORARY DEFENSIVE POLICY

     In response to market, economic, political, or other conditions, MFS may depart from the fund's principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund's performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

-    FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

     Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund's Statement of Additional Information ("SAI").

     IV. MANAGEMENT OF THE FUND

-    INVESTMENT ADVISER

     Massachusetts Financial Services Company ("MFS"), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for the fund. Subject to the supervision of the Board of Trustees, MFS is responsible for managing the fund's investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

     For the fiscal year ended May 31, 2006, the fund paid MFS an effective management fee equal to 0.90% of the fund's average daily net assets.

     The management fee set forth in the Investment Advisory Agreement is 0.90% annually of the first $1 billion of the fund's average daily net assets; 0.80% of the next $1 billion of the fund's average daily net assets; and 0.70% in excess of $2 billion of the fund's average daily net assets.

     A discussion regarding the basis for the Board of Trustees approval of the Investment Advisory Agreement is available in the fund's most recent semi-annual report for the six-month period ended November 30, 2005.

     MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $[ ] as of [ ].

     DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a fund" on the MFS Web site (MFS.COM), the following information is generally available to you:

     INFORMATION                            APPROXIMATE DATE OF POSTING TO WEB
                                            SITE
     Fund's top 10 securities holdings as
     of each month's end                    14 days after month end

     Fund's full securities holdings as
     of each month's end                    29 days after month end

     Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

-    PORTFOLIO MANAGER(S)

     Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.

     Barnaby Wiener   Portfolio Manager   2003   Senior Vice President of MFS;
                                                 employed in the investment
                                                 management area of MFS since
                                                 1998.

-    ADMINISTRATOR

     MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is reimbursed for a portion of the costs it incurs in providing these services, including the costs of third parties who provide certain of these services.

-    DISTRIBUTOR

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

-    SHAREHOLDER SERVICING AGENT

     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. Under the Agreement, MFSC may receive a fee based on the costs it incurs in providing these services, including the costs of third parties who provide certain of these services and out-of-pocket expenses, plus a target profit margin.

     V. DESCRIPTION OF SHARE CLASSES

     The fund offers Class W shares through this prospectus. The fund also offers Class A, Class B, Class C, and Class I shares. Class A, Class B, Class C, and Class I shares are made available through a separate prospectus provided to investors eligible to purchase these share classes.

-    CLASS W SHARES

     Class W shares generally are available only to fee-based wrap programs sponsored by financial intermediaries that have entered into an agreement with MFD to offer Class W shares to their clients. The use of Class W shares by a financial intermediary will depend on, among other things, the structure of the particular fee-based wrap program.

     Shareholders may be able to convert Class W shares to another class of the fund if they satisfy the eligibility requirements for the other share class. Please contact your financial intermediary for additional information on how to convert your Class W shares into another share class.

     If a shareholder converts Class W shares of the fund to another class of the fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day's net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares. A conversion between share classes of the same fund is a nontaxable event.

-    SALES CHARGES AND WAIVERS

     Eligible investors may purchase Class W shares without an initial sales charge or CDSC upon redemption.

-    DISTRIBUTION FEES

     The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"). Under the Distribution Plan the fund pays distribution fees to MFD to support the sale and distribution of Class W shares, as well as shareholder servicing and account maintenance activities. These distribution fees are equal on an annual basis up to 0.10% of the average daily net assets attributable to Class W shares. These fees are paid out of the assets of the Class W shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

-    FINANCIAL INTERMEDIARY COMPENSATION

     The term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institutions having a selling, administration, or any similar agreement with MFD, MFS, or one of its affiliates.

     Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of ongoing asset-based compensation paid by MFD based on Distribution Plan distribution payments received by MFD from the fund, (ii) in the form of shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") based on the receipt of such payments by MFD from the fund, and (iii) in the form of retail marketing support, program support, processing support, and/or other payments paid by MFD from MFD's own additional resources.

     The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

     Financial intermediaries may also receive all or a portion of the following payments: Distribution Plan distribution fees as described in "Description of Share Classes - Distribution Fees"; and shareholder servicing payments as described in "Management of the Fund - Shareholder Servicing Agent."

     In addition, financial intermediaries may receive payments from MFD from MFD's own additional resources as incentives to market the MFS funds, to cooperate with MFD's promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

     These additional payments by MFD may take the form of payments to financial intermediaries that provide retail marketing support to MFD with respect to fund shares sold or held through the financial intermediary's retail distribution network. In the case of any one financial intermediary, retail marketing support payments generally will not exceed the sum of 0.10% of that financial intermediary's total sales of MFS' mutual funds and 0.05% of the average net assets of the MFS funds attributable to that financial intermediary, at the end of each calendar year. In addition, financial intermediaries may offer MFS fund shares through specialized programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments for retail marketing support and/or administrative services provided by a financial intermediary with respect to these or other programs. Payments for these program support arrangements may vary, but generally will not exceed 0.25% of the average net assets in such programs attributed to that financial intermediary, at the end of each calendar year. Financial intermediaries may receive both retail marketing support payments and program support payments from MFD. The above-referenced limitations on retail marketing and program support payments are subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. MFD may also make processing support payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay other payments or allow other promotional incentives or payments to financial intermediaries.

     You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker or dealer in connection with a MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries' sales of shares of a MFS fund as a factor when choosing brokers or dealers to effect portfolio transactions for the MFS funds.

     VI. HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

     You may purchase, redeem, convert, and exchange your Class W shares only through a fee-based wrap program sponsored by a financial intermediary that has entered into an agreement with MFD to offer Class W shares to the financial intermediary's clients. Please see your financial intermediary for additional information on the procedures for purchasing, redeeming, converting, and exchanging shares of the fund, and additional investment requirements of the fee-based wrap program. Your financial intermediary generally will charge fees, which are in addition to those described in this prospectus.

-    HOW TO PURCHASE SHARES

     Your shares will be bought at the net asset value next calculated after your purchase order is received in proper form. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form vary among account types and transactions. The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

     The fund is required by law to obtain from you certain personal information that will be used to verify your identify. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

     Generally, there are no initial or subsequent investment minimums except as may be required by your financial intermediary's fee-based wrap program.

-    HOW TO REDEEM SHARES

     Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form vary among types of accounts and transactions. In certain circumstances, you may need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries, paid as registered, and mailed to the address of record.

     The fund sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment. Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven days after a purchase.

     SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions regarding your particular situation.

     REDEMPTIONS IN KIND. If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund has the right to pay the redemption amount above such threshold by a distribution in-kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities may increase or decrease in value before you sell them.

     INVOLUNTARY REDEMPTIONS. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your shares without your permission when your account contains less than $500 due to your redemptions or exchanges. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500.

     In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity.

-    HOW TO EXCHANGE SHARES

     An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

     EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds by having your financial intermediary process your exchange request. Your shares will be bought at the net asset value after your exchange order is received in proper form. There is no minimum exchange amount.

-    OTHER CONSIDERATIONS

     FREQUENT TRADING

     RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. The Board of Trustees of the MFS funds have adopted the policies described below, which they believe are reasonably designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. The fund may alter its policies at any time without notice to shareholders.

     PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, the MFS funds or their agents may in their discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. This policy also applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

     SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS. The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

     - out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject, or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

     - initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/ acquisitions/liquidations).

     In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent frequent trading activity or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.

     Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

     LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL FREQUENT TRADING PRACTICES. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds and their agents to prevent frequent trading, there is no assurance that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

     In addition, the MFS funds receive purchase, exchange, and redemption orders through financial intermediaries and the MFS funds and their agents cannot always identify or reasonably detect frequent trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisers, and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund. The MFS funds' ability to impose these limitations on shares held through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds and their agents may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

     FREQUENT TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund's performance.

     In addition, to the extent that a fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. A fund's use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund's fair valuation policies and procedures will prevent dilution of the fund's net asset value by short-term traders.

     To the extent that a fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund's investments. Such short-term trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

     UNAUTHORIZED TRANSACTIONS

     MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person. It is important that you contact MFSC immediately about any transactions you believe to be unauthorized.

     ABILITY TO CONTACT MFSC

     Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

     RESERVATION OF OTHER RIGHTS

     In addition to the rights expressly stated elsewhere in this prospectus, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; and 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred.

     ANTI-MONEY LAUNDERING RESTRICTIONS

     Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

     CONFIRMATIONS IN QUARTERLY STATEMENTS

     Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

     VII. OTHER INFORMATION

-    VALUATION

     The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier as permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the Exchange is closed (such as week-ends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund's assets are traded in other markets on days when the fund does not price its shares, the value of the fund's assets may change when you will not be able to purchase or redeem shares.

     To determine net asset value, the fund's investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

     The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

     Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

     In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

-    DISTRIBUTIONS

     The fund intends to declare and pay a dividend to shareholders at least annually.

     Any capital gains are distributed at least annually.

-    DISTRIBUTION OPTIONS

     The following distribution options are generally available:

     - Dividend and capital gain distributions reinvested in additional shares (THIS OPTION WILL BE ASSIGNED IF NO OTHER OPTION IS SPECIFIED);

     - Dividend distributions in cash; capital gain distributions reinvested in additional shares;

     -    Dividend and capital gain distributions in cash; or

     - Dividend and capital gain distributions reinvested into the same class of shares of another MFS Fund.

     The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

-    TAX CONSIDERATIONS

     The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.

     The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

     Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, if some or all of the fund's income derives from "qualified dividend income" and if you are an individual who meets holding period and other requirements with respect to the fund's shares, those distributions that are properly designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gains.

     Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

     The fund's investments in foreign securities may be subject to foreign withholding taxes, which will decrease the fund's return on those securities. The fund generally will be eligible to elect to "pass through" to you foreign income taxes that it pays, in which case you must include your share of those taxes in gross income as a distribution from the fund and you will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. In addition, the fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing, amount, or character of the fund's distributions.

     The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

-    PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

     The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

     VIII. FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand a fund's financial performance for the past five years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFS Service Center, Inc. (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent registered public accounting firm is Ernst & Young LLP.

                                                              YEAR ENDED MAY 31,
                                                                  2006 (I)

CLASS W
Net asset value, beginning of period                               $30.18
                                                                   ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income (d)                                       $ 0.20
   Net realized and unrealized gain (loss) on investments
   and foreign currency                                             (1.22)(g)
                                                                   ------
      Total from investment operations                             $(1.02)
                                                                   ------
Net asset value, end of period                                     $29.16
                                                                   ======
Total return (%) (r)(s)                                             (3.38)(n)
                                                                   ------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)                               1.37(a)
Expenses after expense reductions (f)                                1.35(a)
Net investment income (loss)                                         8.00(a)
Portfolio turnover                                                     54
Net assets at end of period (000 omitted)                          $   97

     Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

     (a)  Annualized.

     (d)  Per share data are based on average shares outstanding.

     (f)  Ratios do not reflect reductions from fees paid indirectly.

     (g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

     (i) For the period from the class' inception, May 1, 2006 (Class W) through the stated period end.

     (n)  Not annualized.

     (r) Certain expenses have been reduced without which performance would have been lower.

     (s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

     MFS INTERNATIONAL VALUE FUND

     SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

     IF YOU WANT MORE INFORMATION ABOUT MFS INTERNATIONAL VALUE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated 10/01/06, provides more detailed information about the fund and is incorporated into this prospectus by reference.

     YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY
     CONTACTING:

          MFS Service Center, Inc.
          500 Boylston Street
          Boston, MA 02116-3741
          Telephone: 1-800-225-2606
          Internet: MFS.COM

     Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

          Public Reference Room
          Securities and Exchange Commission
          100 F Street, N.E., Room 1580
          Washington, D.C., 20549

     Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-5850. Reports and other information about the fund are available on the Edgar Database on the Commission's Internet website at HTTP://WWW.SEC.GOV, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

           The fund's Investment Company Act file number is 811-4492.

[MFS(SM) LOGO]                                           STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT(R)                                 INFORMATION

MFS INTERNATIONAL VALUE FUND                             OCTOBER 1, 2006

A SERIES OF MFS SERIES TRUST X

500 BOYLSTON STREET, BOSTON, MA 02116

This Statement of Additional Information ("SAI") contains additional information about the Fund and should be read in conjunction with the Fund's Prospectus dated October 1, 2006. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting the Fund's transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the "MFS Funds"). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I

Part I of this SAI contains information that is particular to the Fund.

[TABLE OF CONTENTS

DEFINITIONS
MANAGEMENT OF THE FUND
SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

SHARE OWNERSHIP
INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS
TAX CONSIDERATIONS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
CUSTODIAN
APPENDIX A - Trustee Compensation and Committees
APPENDIX B - Portfolio Manager(s)
APPENDIX C - Certain Service Provider Compensation
APPENDIX D - Sales Charges and Distribution Plan Payments
APPENDIX E - Portfolio Transactions and Brokerage Commissions
APPENDIX E - Share Ownership                                                   ]

     I. DEFINITIONS

     "Fund" - MFS International Value Fund; a diversified series of the Trust, was known as MFS International Investors Trust prior to September 27, 2002 and MFS International Growth and Income Fund prior to January 1, 2001. The Fund was known as MFS/Foreign & Colonial International Growth and Income Fund prior to September 8, 1997.

     "Trust" - MFS Series Trust X, a Massachusetts business trust organized in 1985. The Trust was previously known as MFS Government Mortgage Fund (prior to June 2, 1995), MFS Government Income Plus Fund (prior to March 1, 1993), MFS Government Income Plus Trust (prior to August 3, 1992) and MFS Government Securities Trust (after December 7, 1990).

     "MFS" - Massachusetts Financial Services Company, a Delaware corporation.

     "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

     "MFSC" - MFS Service Center, Inc., a Delaware corporation.

     "Prospectus" - The Prospectus of the fund, dated October 1, 2006, as amended or supplemented from time to time.

     II. MANAGEMENT OF THE FUND

-    THE FUND

     The Fund is a diversified series of the Trust. The Trust is an open-end management investment company.

-    TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

     The identification and background of the Trustees and officers of the Trust are set forth in APPENDIX A to Part II of this SAI.

-    TRUSTEE COMPENSATION AND COMMITTEES

     Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in APPENDIX A to this Part I.

-    PORTFOLIO MANAGER(S)

     Information regarding the Fund's portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in APPENDIX B to this Part I.

-    CERTAIN SERVICE PROVIDER COMPENSATION

     Compensation paid by the Fund to certain of its service providers -- to MFS, for investment advisory, administrative services, and retirement plan administration services; to MFSC, for transfer agency services; and to MFD for program management services -- for certain specified periods, is set forth in APPENDIX C to this Part I.

     III. SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

-    SALES CHARGES

     Sales charges paid for certain specified periods in connection with the purchase and sale of the Fund's shares are set forth in APPENDIX D to this
     Part I.

-    DISTRIBUTION PLAN PAYMENTS

Payments made by the Fund under the Fund's plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Distribution Plan"), for the Fund's most recent fiscal year, are set forth in APPENDIX D to this Part I.

     IV. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Brokerage commissions paid by the Fund for certain specified periods, information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund's most recent fiscal year, are set forth in APPENDIX E to this
     Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading "Portfolio Transactions and Brokerage Commissions."

     V. SHARE OWNERSHIP

     Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee's share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen, by investors who are deemed to "control" the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in APPENDIX F to this Part I.

     VI. INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

-    INVESTMENT TECHNIQUES, PRACTICES AND RISKS

     Certain investment techniques, practices, and risks are described in Appendix C to Part II of this SAI.

-    INVESTMENT RESTRICTIONS

     The Fund has adopted certain investment restrictions which are described in APPENDIX F of Part II of this SAI.

     VII. TAX CONSIDERATIONS

     For a discussion of tax considerations, see Part II of this SAI.

     VIII. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL
     STATEMENTS

     Ernst & Young LLP is the Fund's independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

     The Fund's Financial Statements and Financial Highlights for the fiscal year ended May 31, 2006, are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Ernst & Young LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.

     IX. CUSTODIAN

     State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, serves as the custodian of the assets of the Fund (the "Custodian"). The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and calculating the daily net asset value of each class of shares of the Fund. The Fund may invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

     The Fund has an expense offset arrangement that reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian.

                                                             PART I - APPENDIX A

     TRUSTEE COMPENSATION AND COMMITTEES

     The Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

     TRUSTEE COMPENSATION TABLE

                                            RETIREMENT
                                             BENEFITS
                                         ACCRUED AS PART   TOTAL TRUSTEE FEES
                          TRUSTEE FEES       OF FUND          FROM FUND AND
TRUSTEE NAME              FROM FUND(1)       EXPENSE         FUND COMPLEX(2)
-----------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning               N/A             N/A                N/A
Robert C. Pozen                 N/A             N/A                N/A

NON-INTERESTED TRUSTEES
Robert E. Butler(3)          $  365             N/A                N/A
Lawrence H. Cohn, M.D        $1,024             $ 0              $192,518
David H. Gunning             $1,091             N/A              $204,768
William R. Gutow             $1,024             N/A              $192,518
Michael Hegarty              $1,007             N/A              $188,304
J. Atwood Ives               $1,281             $ 0              $275,518
Amy B. Lane(4)               $  956             N/A              $215,518
Lawrence T. Perera           $1,057             $ 0              $203,304
J. Dale Sherratt             $1,142             $ 0              $221,143
Laurie J. Thomsen            $1,014             N/A              $187,787
Robert W. Uek(3)             $  378             N/A                N/A

----------
(1)  For the fiscal year ended May 31, 2006.

(2) Information provided is for calendar year 2005. Each Trustee receiving compensation served as Trustee of 98 funds within the MFS Fund complex (having aggregate net assets at December 31, 2005, of approximately $94 billion).

(3)  Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.

(4)  Ms. Lane retired as a Trustee of the Fund on February 22, 2006.

     Retirement Benefit Deferral Plan-- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

     COMMITTEES

     The Board has established the following Committees:

                                NUMBER OF
                               MEETINGS IN
                               LAST FISCAL
      NAME OF COMMITTEE            YEAR                          FUNCTIONS                         CURRENT MEMBERS(1)
----------------------------   -----------   ------------------------------------------------   -----------------------
AUDIT COMMITTEE                     11       Oversees the accounting and auditing procedures    Butler*, Ives*
                                             of the Fund and, among other duties, considers     (ex-officio),
                                             the selection of the independent accountants for   Sherratt*, Thomsen* and
                                             the Fund and the scope of the audit, and           Uek*
                                             considers the effect on the independence of
                                             those accountants of any non-audit services such
                                             accountants provide to the Fund and any audit or
                                             non-audit services such accountants provide to
                                             other MFS Funds, MFS and/or certain affiliates.
                                             The Committee is also responsible for
                                             establishing procedures for the receipt,
                                             retention, and treatment of complaints received
                                             by the Fund regarding accounting, internal
                                             accounting controls, or auditing matters and the
                                             confidential, anonymous submission of concerns
                                             regarding questionable fund accounting matters
                                             by officers of the Fund and employees of the
                                             Fund's investment adviser, administrator,
                                             principal underwriter, or any other provider of
                                             accounting-related services to the Fund.

COMPLIANCE AND GOVERNANCE           8        Oversees the development and implementation of     Butler*, Cohn*,
COMMITTEE                                    the Fund's regulatory and fiduciary compliance     Gunning*, Gutow*,
                                             policies, procedures,                              Hegarty*, Ives*
                                                                                                (ex-officio member) and

                                NUMBER OF
                               MEETINGS IN
                               LAST FISCAL
      NAME OF COMMITTEE            YEAR                          FUNCTIONS                         CURRENT MEMBERS(1)
----------------------------   -----------   ------------------------------------------------   -----------------------
                                             and practices under the 1940 Act, and other        Sherratt*
                                             applicable laws, as well as oversight of
                                             compliance policies of the Fund's investment
                                             adviser and certain other service providers as
                                             they relate to Fund activities. The Fund's
                                             Independent Chief Compliance Officer reports
                                             directly to the Committee and assists the
                                             Committee in carrying out its responsibilities.
                                             In addition, the Committee advises and makes
                                             recommendations to the Board on matters
                                             concerning Trustee practices and recommendations
                                             concerning the functions and duties of the
                                             committees of the Board.

CONTRACTS REVIEW COMMITTEE          4        Requests, reviews, and considers the information   All non-interested
                                             deemed reasonably necessary to evaluate the        Trustees of the Board
                                             terms of the investment advisory and principal     (Butler, Cohn, Gunning,
                                             underwriting agreements and the Plan of            Gutow, Hegarty, Ives,
                                             Distribution under Rule 12b-1 that the Fund        Perera, Sherratt,
                                             proposes to renew or continue, and to make its     Thomsen and Uek)
                                             recommendations to the full Board of Trustees on
                                             these matters.

NOMINATION AND COMPENSATION         3        Recommends qualified candidates to the Board in    All non-interested
COMMITTEE                                    the event that a position is vacated or created.   Trustees of the Board
                                             The Committee will consider recommendations by     (Butler, Cohn, Gunning,
                                             shareholders when a vacancy exists. Shareholders   Gutow, Hegarty, Ives,
                                             wishing to                                         Perera, Sherratt,
                                                                                                Thomsen and Uek)

                                NUMBER OF
                               MEETINGS IN
                               LAST FISCAL
      NAME OF COMMITTEE            YEAR                          FUNCTIONS                         CURRENT MEMBERS(1)
----------------------------   -----------   ------------------------------------------------   -----------------------
COMMITTEE                                    recommend candidates for Trustee for
                                             consideration by the Committee may do so by
                                             writing to the Fund's Secretary at the principal
                                             executive office of the Fund. Such
                                             recommendations must be accompanied by
                                             biographical and occupational data on the
                                             candidate (including whether the candidate would
                                             be an "interested person" of the Fund), a
                                             written consent by the candidate to be named as
                                             a nominee and to serve as Trustee if elected,
                                             record and ownership information for the
                                             recommending shareholder with respect to the
                                             Fund, and a description of any arrangements or
                                             understandings regarding recommendation of the
                                             candidate for consideration. The Committee is
                                             also responsible for making recommendations to
                                             the Board regarding any necessary standards or
                                             qualifications for service on the Board. The
                                             Committee also reviews and makes recommendations
                                             to the Board regarding compensation for the
                                             non-interested Trustees.

PORTFOLIO TRADING AND MARKET        7        Oversees the policies, procedures, and practices   Cohn*, Gunning*,
REVIEW COMMITTEE                             of the Fund with respect to brokerage              Gutow*, Hegarty*, Ives*
                                             transactions involving portfolio securities as     (ex-officio member) and
                                             those policies, procedures, and practices are      Perera
                                             carried out by MFS and its affiliates. The
                                             Committee also oversees the administration of
                                             the

                                NUMBER OF
                               MEETINGS IN
                               LAST FISCAL
      NAME OF COMMITTEE            YEAR                          FUNCTIONS                         CURRENT MEMBERS(1)
----------------------------   -----------   ------------------------------------------------   -----------------------
                                             Fund's proxy voting policies and procedures by
                                             MFS. In addition, the Committee receives reports
                                             from MFS regarding the policies, procedures, and
                                             practices of MFS and its affiliates in
                                             connection with their marketing and distribution
                                             of shares of the Fund.

PRICING COMMITTEE                   8        Oversees the determination of the value of the     Ives* (ex-officio
                                             portfolio securities and other assets held by      member), Perera*,
                                             the Fund and determines or causes to be            Thomsen* and Uek*
                                             determined the fair value of securities and
                                             assets for which market quotations are not
                                             "readily available" in accordance with the 1940
                                             Act. The Committee delegates primary
                                             responsibility for carrying out these functions
                                             to MFS and MFS' internal valuation committee
                                             pursuant to pricing policies and procedures
                                             approved by the Committee and adopted by the
                                             full Board. These policies include methodologies
                                             to be followed by MFS in determining the fair
                                             values of portfolio securities and other assets
                                             held by the Fund for which market quotations are
                                             not readily available. The Committee meets
                                             periodically with the members of MFS' internal
                                             valuation committee to review and assess the
                                             quality of fair valuation and other pricing
                                             determinations made pursuant to the Fund's
                                             pricing policies and procedures, and to review
                                             and

                                NUMBER OF
                               MEETINGS IN
                               LAST FISCAL
      NAME OF COMMITTEE            YEAR                          FUNCTIONS                         CURRENT MEMBERS(1)
----------------------------   -----------   ------------------------------------------------   -----------------------
                                             assess the policies and procedures themselves.
                                             The Committee also exercises the responsibilities
                                             of the Board under the Amortized Cost Valuation
                                             Procedures approved by the Board on behalf of
                                             each Fund which holds itself out as a "money
                                             market fund" in accordance with Rule 2a-7 under
                                             the 1940 Act.

SERVICES CONTRACTS COMMITTEE        6^       Reviews and evaluates the contractual              Gunning*, Ives*
                                             arrangements of the Fund relating to transfer      (ex-officio member),
                                             agency, administrative services, custody,          Sherratt*, Thomsen* and
                                             pricing and bookkeeping services, and lending of   Uek
                                             portfolio securities, and makes recommendations
                                             to the full Board of Trustees on these matters.

-----------
(1)  The Trustees' identification and background are set forth in Appendix E to
     Part II.

*    Non-interested or independent Trustees.

^ The Board of Trustees established the Services Contracts Committee on September 27, 2005. For periods prior to September 27, 2005, the functions of the Services Contracts Committee were performed by the Fund's Audit Committee.

                                                             PART I - APPENDIX B

     PORTFOLIO MANAGER(S)

     COMPENSATION

     Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     BASE SALARY - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

     The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

     The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

     The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

     OWNERSHIP OF FUND SHARES

     The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager as of May 31, 2006. The following dollar ranges apply:

     N. None

     A. $1 - $10,000

     B. $10,001 - $50,000

     C. $50,001 - $100,000

     D. $100,001 - $500,000

     E. $500,001 - $1,000,000

     F. Over $1,000,000

     NAME OF PORTFOLIO MANAGER   DOLLAR RANGE OF EQUITY SECURITIES IN FUND
     -------------------------   -----------------------------------------
     Barnaby Wiener                                  N

     OTHER ACCOUNTS

     In addition to the Fund, the Fund's portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, as of May 31, 2006, were as follows:

                   REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                        COMPANIES*                   VEHICLES                  OTHER ACCOUNTS
                 ------------------------   --------------------------   --------------------------
                 NUMBER OF                  NUMBER OF                    NUMBER OF
NAME              ACCOUNTS   TOTAL ASSETS    ACCOUNTS    TOTAL ASSETS     ACCOUNTS    TOTAL ASSETS
---------------------------------------------------------------------------------------------------
Barnaby Wiener       4       $1.6 billion       3       $823.6 million       4       $731.3 million

     * Includes the Fund.

     With respect to the accounts identified in the table above, Barnaby Wiener manages one "Other Account" with assets totaling $460.9 million, for which the advisory fees are based in part on the performance of the account. Performance fees are paid to MFS, not the portfolio manager, and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS.

     POTENTIAL CONFLICTS OF INTEREST

     MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

     In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. Securities transactions for the Fund and such other accounts are generally executed on the same day, or the next day. Nevertheless, a particular security may be bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

     MFS does not receive a performance fee for its management of the Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee.

                                                             PART I - APPENDIX C

     CERTAIN SERVICE PROVIDER COMPENSATION

     The Fund paid compensation for advisory services, administrative services, retirement plan administration and services, transfer agency services, and program management services over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix D to this Part I.

                                                                    NET AMOUNT PAID TO MFS FOR   NET AMOUNT PAID TO MFSC
                    NET AMOUNT PAID TO MFS FOR   AMOUNT WAIVED BY     GENERAL ADMINISTRATIVE       FOR TRANSFER AGENCY
FISCAL YEAR ENDED       ADVISORY SERVICES               MFS                  SERVICES                 SERVICES (1)
------------------------------------------------------------------------------------------------------------------------
   May 31, 2006             $4,324,780                $     0                 $67,530                    $484,829
   May 31, 2005             $1,744,445                $     0                 $19,770                    $342,451
   May 31, 2004             $  883,079                $38,165                 $ 9,021                    $228,815

----------
(1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with third parties that provide shareholder services in an amount equal to $ for the fiscal year ended May 31, 2006.

                                                             PART I - APPENDIX D

     SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

The following sales charges were paid during the specified periods:

                              CLASS A INITIAL SALES CHARGES:        CDSC PAID TO MFD ON:
                             --------------------------------   ---------------------------
                                                REALLOWED TO
                                                  FINANCIAL     CLASS A   CLASS B   CLASS C
FISCAL YEAR END     TOTAL    RETAINED BY MFD   INTERMEDIARIES    SHARES    SHARES    SHARES
-------------------------------------------------------------------------------------------
  May 31, 2006    $514,367       $70,512          $443,855       $5,354   $72,620   $13,687
  May 31, 2005    $534,293       $74,908          $459,385       $3,615   $45,802   $ 4,263
  May 31, 2004    $198,317       $29,980          $168,337       $  789   $31,610   $ 2,212

DISTRIBUTION PLAN PAYMENTS

During the fiscal year ended May 31, 2006, the Fund made the following Distribution Plan payments:

                        AMOUNT OF DISTRIBUTION AND/OR SERVICE FEES:
                                                     PAID TO FINANCIAL
CLASS OF SHARES     PAID BY FUND   RETAINED BY MFD   INTERMEDIARIES(1)
----------------------------------------------------------------------
Class A Shares        $671,206        $257,933            $413,273
Class B Shares        $645,180        $473,986            $171,194
Class C Shares        $524,138        $286,645            $237,493
Class I Shares           N/A             N/A                N/A
Class W Shares(2)        N/A             N/A                N/A

(1)  May include amounts paid to financial intermediaries affiliated with MFD.

(2)  For the period, May 1, 2006 through May 31, 2006.

Amounts retained by MFD may represent fees paid to MFD but not yet reallowed to intermediaries as of the close of the period, compensation to MFD for commissions advanced by MFD to financial intermediaries upon sale of Fund shares, and/or compensation for MFD's distribution and shareholder servicing costs.

                                                             PART I - APPENDIX E

     PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     BROKERAGE COMMISSIONS

     The following brokerage commissions were paid by the Fund during the specified time periods:

     FISCAL YEAR END   BROKERAGE COMMISSIONS PAID BY FUND
     ---------------   ----------------------------------
      May 31, 2006                 $1,066,932
      May 31, 2005                 $  445,981
      May 31, 2004                 $  274,598

     SECURITIES ISSUED BY REGULAR BROKER/DEALERS

     During the fiscal year ended May 31, 2006, the Fund purchased securities issued by the following regular broker/dealers of the Fund, which had the following values as of May 31, 2006:

     BROKER/DEALER                        VALUE OF SECURITIES
     ----------------------------------   -------------------
     Banco Santander Central Hispano SA       $14,467,000

     TRANSACTIONS WITH RESEARCH FIRMS

     During the fiscal year ended May 31, 2006, the Fund allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by MFS to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms. (1)

     DOLLAR AMOUNT OF TRANSACTIONS WITH   COMMISSIONS PAID ON TRANSACTIONS WITH
               RESEARCH FIRMS                         RESEARCH FIRMS
     ----------------------------------   --------------------------------------
                $465,590,499                             $852,594

----------
(1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

                                                             PART I - APPENDIX F

SHARE OWNERSHIP

OWNERSHIP BY TRUSTEES AND OFFICERS

As of June 30, 2006, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares. The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2005.

The following dollar ranges apply:

N. None

A. $1 - $10,000

B. $10,001 - $50,000

C. $50,001 - $100,000

D. Over $100,000

                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                           DOLLAR RANGE OF EQUITY      SECURITIES IN ALL MFS FUNDS
NAME OF TRUSTEE           SECURITIES IN THE  FUND          OVERSEEN BY TRUSTEES
---------------           -----------------------   --------------------------------
INTERESTED TRUSTEES
Robert J. Manning                    N                             D
Robert C. Pozen                      N                             D
NON-INTERESTED TRUSTEES
Robert E. Butler(1)                  N                             N
Lawrence H. Cohn, M.D                N                             D
David H. Gunning                     N                             D
William R. Gutow                     N                             D
Michael Hegarty                      N                             D
J. Atwood Ives                       N                             D
Lawrence T. Perera                   N                             D
J. Dale Sherratt                     N                             D
Laurie J. Thomsen                    N                             D
Robert W. Uek(1)                     N(2)                          D(2)

(1)  Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.

(2)  As of March 31, 2006.

25% OR GREATER OWNERSHIP

The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of June 30, 2006, and are therefore presumed to control the Fund. All holdings are of record unless otherwise indicated.

                                         JURISDICTION OF
NAME AND ADDRESS OF INVESTOR               ORGANIZATION    PERCENTAGE OWNERSHIP
----------------------------             ---------------   --------------------
MFS International Diversification Fund          MA                 43.76%
500 Boylston St.
Boston, MA  02116

5% OR GREATER OWNERSHIP OF SHARE CLASS

The following table identifies those investors who own 5% or more of any class of a Fund's shares as of June 30, 2006. All holdings are of record unless otherwise indicated.

NAME AND ADDRESS OF INVESTOR                  PERCENTAGE OWNERSHIP
----------------------------                  --------------------
Merrill Lynch, Pierce, Fenner & Smith, Inc.   11.62% of Class A Shares
For the Sole Benefit of its Customers         12.30% of Class B Shares
4800 Deer Lake Drive East                     29.19% of Class C Shares
Jacksonville, FL 32246-6486

Charles Schwab & Co., Inc.                    21.41% of Class A Shares
FBO Clearing Customers
101 Montgomery St.
San Francisco, CA 94104-4151

Citigroup Global Markets, Inc.                8.80% of Class B Shares
SURPAS House Account                          26.67% of Class C Shares

Attn: Cindy Tempesta, 7th Floor
333 W. 34th St.
New York, NY 10001-2402

MFS International Diversification Fund        96.74% of Class I Shares
500 Boylston St.
Boston, MA 02116

Massachusetts Financial Service Company       100.00% of Class W Shares
Attn: Thomas B. Hastings
500 Boylston St., Floor 6
Boston, MA 02116-3740

                             MFS(R) CORE GROWTH FUND
                        MFS(R) EMERGING MARKETS DEBT FUND
                        MFS(R) INTERNATIONAL GROWTH FUND
                         MFS(R) INTERNATIONAL VALUE FUND
                            MFS(R) RESEARCH BOND FUND
                       MFS(R) RESEARCH INTERNATIONAL FUND
                              MFS(R) RESEARCH FUND
                                MFS(R) VALUE FUND

       SUPPLEMENT DATED MAY 1, 2006 TO THE CURRENT STATEMENT OF ADDITIONAL
                             INFORMATION - PART II

THE FIRST PARAGRAPH IN THE SECTION ENTITLED "RULE 12B-1 PLAN" UNDER THE CAPTION "III - DISTRIBUTION PLAN" IS HEREBY RESTATED AS FOLLOWS:

The Trustees have adopted a Distribution Plan for Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, Class W and Class J shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

THE SECTION ENTITLED "RULE 12B-1 PLAN - SERVICE FEES" UNDER THE CAPTION "III - DISTRIBUTION PLAN" IS HEREBY RESTATED AS FOLLOWS:

SERVICE FEES -- The Distribution Plan provides that the Fund shall pay MFD a service fee equal on an annual basis up to a maximum of 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") as compensation for shareholder servicing and account maintenance activities. Class W shares do not pay a service fee. At its discretion, MFD may in turn pay all or a portion of these fees to financial intermediaries that perform shareholder servicing and/or account maintenance activities. Shareholder servicing and account maintenance activities may include, but are not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. The service fees payable by MFD to any financial intermediary may be subject in whole or in part to such minimum account or payment requirements or other standards as MFD may set in its discretion. MFD or its affiliates are entitled to retain all or any portion of the service fees payable under the Distribution Plan, including when MFD is the broker of record or you have not designated a broker of record, or for which the minimum account or payment requirements or other standards have not been met.

THE SECTION UNDER THE CAPTION "III - DISTRIBUTION PLAN" IS HEREBY SUPPLEMENTED AS FOLLOWS:

CLASS W SHARES -- Class W shares are offered at net asset value without an initial sales charge or CDSC. Class W shares are generally available only in connection with fee-based wrap programs sponsored by financial intermediaries, such as brokerage houses and investment advisers, whose use of class W shares may depend on the structure of the particular fee-based wrap program.

The distribution fee paid to MFD under the Distribution Plan for Class W shares is equal, on an annual basis, to up to 0.10% of the Fund's average daily net assets attributable to Class W shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD.


                   THE DATE OF THIS SUPPLEMENT IS MAY 1, 2006.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MASSACHUSETTS INVESTORS TRUST
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND
MFS(R) BOND FUND
MFS(R) CAPITAL OPPORTUNITIES FUND
MFS(R) CASH RESERVE FUND
MFS(R) CONSERVATIVE ALLOCATION FUND
MFS(R) CORE EQUITY FUND
MFS(R) CORE GROWTH FUND
MFS(R) EMERGING GROWTH FUND
MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) EMERGING MARKETS EQUITY FUND
MFS(R) FLOATING RATE HIGH INCOME FUND
MFS(R) GLOBAL EQUITY FUND
MFS(R) GLOBAL GROWTH FUND
MFS(R) GLOBAL TOTAL RETURN FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND
MFS(R) GOVERNMENT MONEY MARKET FUND
MFS(R) GOVERNMENT SECURITIES FUND
MFS(R) GROWTH ALLOCATION FUND
MFS(R) GROWTH OPPORTUNITIES FUND
MFS(R) HIGH INCOME FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND
MFS(R) INFLATION-ADJUSTED BOND FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND
MFS(R) INTERNATIONAL GROWTH FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND
MFS(R) INTERNATIONAL VALUE FUND
MFS(R) LIFETIME(R) 2010 FUND
MFS(R) LIFETIME(R) 2020 FUND
MFS(R) LIFETIME(R) 2030 FUND
MFS(R) LIFETIME(R) 2040 FUND
MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) LIMITED MATURITY FUND
MFS(R) MID CAP GROWTH FUND
MFS(R) MID CAP VALUE FUND
MFS(R) MODERATE ALLOCATION FUND
MFS(R) MONEY MARKET FUND
MFS(R) MUNICIPAL BOND FUND
MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) MUNICIPAL INCOME FUND
MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) NEW DISCOVERY FUND
MFS(R) NEW ENDEAVOR FUND
MFS(R) RESEARCH BOND FUND
MFS(R) RESEARCH BOND FUND J
MFS(R) RESEARCH FUND
MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) STRATEGIC GROWTH FUND
MFS(R) STRATEGIC INCOME FUND
MFS(R) STRATEGIC VALUE FUND
MFS(R) TECHNOLOGY FUND
MFS(R) TOTAL RETURN FUND
MFS(R) UNION STANDARD EQUITY FUND
MFS(R) UTILITIES FUND
MFS(R) VALUE FUND
MFS(R) MUNICIPAL STATE FUNDS:
AL, AR, CA, FL, GA, MD, MA, MS, NY, NC, PA, SC, TN, VA, WV

           SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION - PART II

EFFECTIVE IMMEDIATELY, THE SECTION ENTITLED "DISCLOSURE OF PORTFOLIO HOLDINGS" IS RESTATED AS FOLLOWS:

The fund has established a policy governing the disclosure of a fund's portfolio holdings which is designed to protect the confidentially of the fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The fund's Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").

Neither MFS nor the fund will receive any compensation or other consideration in connection with its disclosure of fund portfolio holdings.

PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of fund portfolio holdings through required SEC quarterly filings, a fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS may reasonably determine.

The following information is generally available to you on the MFS Web site (MFS.COM):

INFORMATION                         APPROXIMATE DATE OF POSTING TO WEB SITE
---------------------------------------------------------------------------
Fund's top 10 securities holdings   14 days after month end
   as of each month's end
Fund's full securities holdings     29 days after month end
   as of each month's end

Note that the funds or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Not all registered investment companies that are advised by MFS publicly disclose portfolio holdings in the form or on the schedule described above and registered investment companies that are sub-advised by MFS or its affiliates may be subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings. These clients and prospective clients are not subject to the fund's portfolio holdings disclosure policies. Some of these registered investment companies, sub-advised funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar or identical investment objectives and strategies to certain funds. They therefore have potentially substantially similar, and in certain cases nearly identical, portfolio holdings as those funds.

A fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of these agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the fund's Independent Chief Compliance Officer and the Board of Trustees of the fund. MFS also reports to the Board of Trustees of the fund regarding the disclosure of information regarding the fund that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

     - Employees of MFS or MFD (collectively "fund representatives ") disclose non-public portfolio holdings in connection with the day-to-day operations and management of the fund. Full portfolio holdings are disclosed to a fund's custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a fund's pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a fund in the voting of proxies or in connection with litigation relating to fund portfolio holdings. In connection with managing the funds, MFS may use analytical systems provided by third parties who may have access to fund portfolio holdings.

     - Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, fund Representatives may disclose fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

     - Fund Representatives may provide oral or written information ("portfolio commentary") about a fund, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to fund performance. Fund Representatives may also express their views orally or in writing on one or more of a fund's portfolio holdings or may state that a fund has recently purchased or sold one or more holdings.

     - Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the fund, persons considering investing in the fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, fund Representatives may disclose non-public fund portfolio holdings to the recipients identified on Appendix H of this Part II, or permit the recipients identified on Appendix H of this Part II to have access to non-public fund portfolio holdings, on an on-going basis.

This list of recipients on Appendix H is current as of December 19, 2005, and any additions, modifications, or deletions to this list that have occurred since December 19, 2005, are not reflected. The portfolio holdings of the fund which are provided to these recipients, or to which these recipients have access, may be the funds' current portfolio holdings. As a condition to receiving or being provided access to non-public fund portfolio holdings, the recipients listed in Appendix H must agree, or have a duty, to maintain this information in confidence.

EFFECTIVE IMMEDIATELY, THE SECTION ENTITLED "DETERMINATION OF NET ASSET VALUE" IS RESTATED AS FOLLOWS:

The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a fund's net asset value the next business day after such change.

MONEY MARKET FUNDS

Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the fund's compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00 and has delegated to the adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the adviser is responsible for monitoring and notifying the Board of Trustees of circumstances where the net asset value calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders. Under such circumstances, the Board may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

NON-MONEY MARKET FUNDS

Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded.

Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Short-term instruments with a maturity at issuance of 397 days or less are generally valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales reported that day, exchange-traded options are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods.

Swaps are generally valued at a broker-dealer bid quotation.

Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

EFFECTIVE MAY 1, 2006, THE SECTION ENTITLED "LETTER OF INTENT" IS RESTATED AS
FOLLOWS:

LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or Class 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or Class 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application. Subject to acceptance by MFD and the conditions mentioned below, each LOI purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

     Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

     If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to satisfy the higher initial sales charge level for the amount initially purchased. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

EFFECTIVE MAY 1, 2006, THE SECTION ENTITLED "SUBSEQUENT INVESTMENT BY TELEPHONE" IS RESTATED AS FOLLOWS:

SUBSEQUENT INVESTMENT BY TELEPHONE -- Except with respect to R shares, each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this privilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

EFFECTIVE MAY 1, 2006, THE SECTION ENTITLED "REINSTATEMENT PRIVILEGE" IS RESTATED AS FOLLOWS:

REINSTATEMENT PRIVILEGE -- For shares redeemed on or before April 30, 2006, shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or Class 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) within 90 days of the redemption. Effective for shares redeemed on or after May 1, 2006, the reinstatement privilege is eliminated.

In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EFFECTIVE MAY 1, 2006, CATEGORY B "OTHER PLAN WAIVERS" UNDER CATEGORY 1 OF APPENDIX A IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

                                                              SALES CHARGE WAIVED*
                                                     -------------------------------------
                                                     CLASS A   CLASS A   CLASS B   CLASS C
                                                     FESL      CDSC      CDSC      CDSC
------------------------------------------------------------------------------------------
1.   WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF
     ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING
     PARTICIPANT RECORDKEEPING SERVICES ("MFS
     SERVICED PLANS")

     B.   OTHER PLAN WAIVERS

     -    All MFS Serviced Plans.                       X                             X

     -    Transfers due to the eligibility of a         X         X         X         X
          MFS Serviced Plan to move its investment
          into a new share class under certain
          eligibility criteria established from
          time to time by MFD (sales charges
          waived may vary depending upon the
          criteria established by MFD).

     -    Transfer to rollover MFS Prototype IRA        X                             X
          from an MFS Serviced Plan.

     -    Reinvestment of Redemption Proceeds from      X         X
          Class B Shares

          -    Shares acquired by a retirement
               plan whose account application was
               received by MFD on or prior to
               March 30, 2001 where the purchase
               represents the immediate
               reinvestment of proceeds from the
               plan's redemption of its Class B
               shares of the MFS Funds and is
               equal to or exceeds $500,000,
               either alone or in aggregate with
               the current market value of the
               plan's existing Class A shares; or

          -    Shares acquired by a retirement
               plan whose account application was
               received by MFD on or after April
               2, 2001 and before December 31,
               2002 where the purchase represents
               the immediate reinvestment of
               proceeds from the plan's redemption
               of its Class B shares of the MFS
               Funds and is equal to or exceeds
               $1,000,000, either alone or in
               aggregate with current market value
               of the plan's existing Class A
               shares.

EFFECTIVE MAY 1, 2006, CATEGORY B "AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISORS" UNDER CATEGORY 5 OF APPENDIX A IS REPLACED IN ITS ENTIRETY WITH THE
FOLLOWING:

                                                              SALES CHARGE WAIVED*
                                                     -------------------------------------
                                                     CLASS A   CLASS A   CLASS B   CLASS C
                                                     FESL      CDSC      CDSC      CDSC
------------------------------------------------------------------------------------------
5.   OTHER WAIVERS

     B.   AFFILIATES OF AN MFS FUND/CERTAIN
          FINANCIAL ADVISORS

     -    Shares acquired by officers, eligible         X         X         X         X
          directors, employees (including former
          employees) and agents of MFS, Sun Life
          or any of their subsidiary companies.

     -    Shares acquired by trustees and retired       X         X         X         X
          trustees of any investment company for
          which MFD serves as distributor.

     -    Shares acquired by employees, directors,      X         X         X         X
          partners, officers and trustees of any
          subadviser to any MFS Fund.

     -    Shares acquired by certain family             X         X         X         X
          members of any such individual
          identified above and their spouses (or
          legal equivalent under applicable state
          law), and certain trusts, pension,
          profit-sharing or other retirement plans
          for the sole benefit of such persons,
          provided the shares are not resold
          except to the MFS Fund which issued the
          shares.

     -    Shares acquired by employees or               X         X         X         X
          registered representatives (including
          former employees) of financial
          intermediaries or an employee's spouse
          (or legal equivalent under applicable
          state law) or employee's children under
          the age of 21. For employees or
          registered representatives of financial
          intermediaries who established an
          account with MFS prior to May 1, 2006,
          shares acquired by certain family
          members of employees or registered
          representatives of financial
          intermediaries and their spouses or
          domestic partners, and certain trusts,
          pension, profit-sharing or other
          retirement plans for the sole benefit of
          such persons, provided the shares are
          not resold except to the MFS Fund which
          issued the shares.

     -    Shares acquired by institutional clients      X         X         X         X
          of MFS or MFS Institutional Advisors,
          Inc

                  THE DATE OF THIS SUPPLEMENT IS APRIL 1, 2006

MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MASSACHUSETTS INVESTORS TRUST
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND
MFS(R) BOND FUND
MFS(R) CAPITAL OPPORTUNITIES FUND
MFS(R) CASH RESERVE FUND
MFS(R) CONSERVATIVE ALLOCATION FUND
MFS(R) CORE EQUITY FUND
MFS(R) CORE GROWTH FUND
MFS(R) EMERGING GROWTH FUND
MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) EMERGING MARKETS EQUITY FUND
MFS(R) FLOATING RATE HIGH INCOME FUND
MFS(R) GLOBAL EQUITY FUND
MFS(R) GLOBAL GROWTH FUND
MFS(R) GLOBAL TOTAL RETURN FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND
MFS(R) GOVERNMENT MONEY MARKET FUND
MFS(R) GOVERNMENT SECURITIES FUND
MFS(R) GROWTH ALLOCATION FUND
MFS(R) GROWTH OPPORTUNITIES FUND
MFS(R) HIGH INCOME FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND
MFS(R) INFLATION-ADJUSTED BOND FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND
MFS(R) INTERNATIONAL GROWTH FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND
MFS(R) INTERNATIONAL VALUE FUND
MFS(R) LIFETIME(R) 2010 FUND
MFS(R) LIFETIME(R) 2020 FUND
MFS(R) LIFETIME(R) 2030 FUND
MFS(R) LIFETIME(R) 2040 FUND
MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) LIMITED MATURITY FUND
MFS(R) MID CAP GROWTH FUND
MFS(R) MID CAP VALUE FUND
MFS(R) MODERATE ALLOCATION FUND
MFS(R) MONEY MARKET FUND
MFS(R) MUNICIPAL BOND FUND
MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) MUNICIPAL INCOME FUND
MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) NEW DISCOVERY FUND
MFS(R) NEW ENDEAVOR FUND
MFS(R) RESEARCH BOND FUND
MFS(R) RESEARCH BOND FUND J
MFS(R) RESEARCH FUND
MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) STRATEGIC GROWTH FUND
MFS(R) STRATEGIC INCOME FUND
MFS(R) STRATEGIC VALUE FUND
MFS(R) TECHNOLOGY FUND
MFS(R) TOTAL RETURN FUND
MFS(R) UNION STANDARD EQUITY FUND
MFS(R) UTILITIES FUND
MFS(R) VALUE FUND
MFS(R) MUNICIPAL STATE FUNDS:
AL, AR, CA, FL, GA, MD, MA, MS, NY, NC, PA, SC, TN, VA, WV

     SUPPLEMENT TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION - PART II

EFFECTIVE MARCH 1, 2006, APPENDIX G ENTITLED "PROXY VOTING POLICIES AND PROCEDURES" IS HEREBY RESTATED AS FOLLOWS:

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

 SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004, MARCH 15, 2005 AND MARCH
                                     1, 2006

          Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

          The MFS Proxy Voting Policies and Procedures include:

          A.   Voting Guidelines;

          B.   Administrative Procedures;

          C.   Monitoring System;

          D.   Records Retention; and

          E.   Reports.

A.   VOTING GUIDELINES

     1.   GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

               MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

               MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

               As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

               From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

               These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

     2.   MFS' POLICY ON SPECIFIC ISSUES

               ELECTION OF DIRECTORS

               MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (E.G., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

               MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

               MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (E.G., contested elections) ("Majority Vote Proposals").

               MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

          MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

     - Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

     - Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

     - Vest management of the process in the company's independent directors, other than the nominee in question; and

     - Outline the range of remedies that the independent directors may consider concerning the nominee.

               CLASSIFIED BOARDS

               MFS opposes proposals to classify a board (E.G., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

               NON-SALARY COMPENSATION PROGRAMS

               Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

               MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

               MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (I.E., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

               MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

               MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

               EXPENSING OF STOCK OPTIONS

               While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

               EXECUTIVE COMPENSATION

               MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (E.G., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

               EMPLOYEE STOCK PURCHASE PLANS

               MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

               "GOLDEN PARACHUTES"

               From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

               ANTI-TAKEOVER MEASURES

               In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

               MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
     (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (E.G., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

               MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

               REINCORPORATION AND REORGANIZATION PROPOSALS

               When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

               ISSUANCE OF STOCK

               There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (E.G., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

               REPURCHASE PROGRAMS

               MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

               CONFIDENTIAL VOTING

               MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

               CUMULATIVE VOTING

               MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

               WRITTEN CONSENT AND SPECIAL MEETINGS

               Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

               INDEPENDENT AUDITORS

               MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of ANY non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

               BEST PRACTICES STANDARDS

               Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

               SOCIAL ISSUES

               There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (E.G., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

               The laws of various states may regulate how the interests of certain clients subject to those laws (E.G., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

               FOREIGN ISSUERS

               MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

               In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (E.G., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (E.G., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B.   ADMINISTRATIVE PROCEDURES

     1.   MFS PROXY REVIEW GROUP

               The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

               a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

               b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

               c. Considers special proxy issues as they may arise from time to time.

     2.   POTENTIAL CONFLICTS OF INTEREST

               The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

               In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

               a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and
                    (iii) MFS institutional clients (the "MFS Significant Client List");

               b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

               c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

               d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

               The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

     3.   GATHERING PROXIES

               Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

               MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

     4.   ANALYZING PROXIES

               Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

               As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (E.G., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

               As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

     5.   VOTING PROXIES

               In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.   MONITORING SYSTEM

               It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number

----------
(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

     of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

               When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.   RECORDS RETENTION

               MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E.   REPORTS

               MFS FUNDS

               MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

               ALL MFS ADVISORY CLIENTS

               At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

               Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                  THE DATE OF THIS SUPPLEMENT IS MARCH 1, 2006.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MASSACHUSETTS INVESTORS TRUST
MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND
MFS(R) BOND FUND
MFS(R) CAPITAL OPPORTUNITIES FUND
MFS(R) CASH RESERVE FUND
MFS(R) CONSERVATIVE ALLOCATION FUND
MFS(R) CORE EQUITY FUND
MFS(R) CORE GROWTH FUND
MFS(R) EMERGING GROWTH FUND
MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) EMERGING MARKETS EQUITY FUND
MFS(R) FLOATING RATE HIGH INCOME FUND
MFS(R) GLOBAL EQUITY FUND
MFS(R) GLOBAL GROWTH FUND
MFS(R) GLOBAL TOTAL RETURN FUND
MFS(R) GOVERNMENT LIMITED MATURITY FUND
MFS(R) GOVERNMENT MONEY MARKET FUND
MFS(R) GOVERNMENT SECURITIES FUND
MFS(R) GROWTH ALLOCATION FUND
MFS(R) GROWTH OPPORTUNITIES FUND
MFS(R) HIGH INCOME FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND
MFS(R) INFLATION-ADJUSTED BOND FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND
MFS(R) INTERNATIONAL GROWTH FUND
MFS(R) INTERNATIONAL NEW DISCOVERY FUND
MFS(R) INTERNATIONAL VALUE FUND
MFS(R) LIFETIME(R) 2010 FUND
MFS(R) LIFETIME(R) 2010 FUND
MFS(R) LIFETIME(R) 2020 FUND
MFS(R) LIFETIME(R) 2030 FUND
MFS(R) LIFETIME(R) 2040 FUND
MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
MFS(R) LIMITED MATURITY FUND
MFS(R) MID CAP GROWTH FUND
MFS(R) MID CAP VALUE FUND
MFS(R) MODERATE ALLOCATION FUND
MFS(R) MONEY MARKET FUND
MFS(R) MUNICIPAL BOND FUND
MFS(R) MUNICIPAL HIGH INCOME FUND
MFS(R) MUNICIPAL INCOME FUND
MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) NEW DISCOVERY FUND
MFS(R) NEW ENDEAVOR FUND
MFS(R) RESEARCH BOND FUND
MFS(R) RESEARCH BOND FUND J
MFS(R) RESEARCH FUND
MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) STRATEGIC GROWTH FUND
MFS(R) STRATEGIC INCOME FUND
MFS(R) STRATEGIC VALUE FUND
MFS(R) TECHNOLOGY FUND
MFS(R) TOTAL RETURN FUND
MFS(R) UNION STANDARD EQUITY FUND
MFS(R) UTILITIES FUND
MFS(R) VALUE FUND
MFS(R) MUNICIPAL STATE FUNDS:
AL, AR, CA, FL, GA, MD, MA, MS, NY, NC, PA, SC, TN, VA, WV

           SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION - PART II

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED UNDER CATEGORY 5 "OTHER WAIVERS" IN APPENDIX A TO PART II OF THE SAI:

                                                   SALES CHARGE WAIVED*
                                           -------------------------------------
                                           CLASS A   CLASS A   CLASS B   CLASS C
                                           FESL      CDSC      CDSC      CDSC
                                           -------   -------   -------   -------
L. MISCELLANEOUS

In connection with settlements reached        X
between certain broker/dealers and the
NASD, SEC and/or other regulatory bodies regarding sales of class B and class C shares in excess of certain dollar thresholds, the funds will, at times, permit shareholders who are clients of these firms to redeem class B and class
C shares of the fund and concurrently
purchase class A shares without paying
an initial sales charge.


                THE DATE OF THIS SUPPLEMENT IS FEBRUARY 24, 2006

STATEMENT OF ADDITIONAL INFORMATION

PART II


Part II of this SAI, updated through January 1, 2006, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this
Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


-----------------
TABLE OF CONTENTS
-----------------
                                                                            PAGE

I    Management of the Fund ...............................................   1
     Trustees/Officers ....................................................   1
     Investment Adviser ...................................................   1
     Administrator ........................................................   2
     Custodian ............................................................   2
     Shareholder Servicing Agent ..........................................   3
     Distributor ..........................................................   3
     Program Manager ......................................................   3
     Codes of Ethics ......................................................   3
II   Principal Share Characteristics ......................................   3
     Class A, Class 529A and Class J Shares ...............................   4
     Class  B,  Class  529B,  Class C, Class 529C, Class R, Class R1,
     Class R2, Class R3, Class R4, Class R5 and Class I Shares ............   4
     Waiver of Sales Charges ..............................................   4
     Financial Intermediary Commissions and Concessions ...................   5
     General ..............................................................   5
III  Distribution Plan ....................................................   5
     Rule 12b-1 Plan ......................................................   5
     Features Common to Each Class of Shares ..............................   5
     Features Unique to Each Class of Shares ..............................   6
IV   Investment Techniques, Practices, Risks and Restrictions..............   7
V    Net Income and Distributions .........................................   7
     Money Market Funds ...................................................   7
     Other Funds ..........................................................   8
VI   Tax Considerations ...................................................   8
     The Treatment of the Fund ............................................   8
     Taxation of Shareholders .............................................   9
     Special Rules for Municipal Fund Distributions .......................  13
     Special Considerations for 529 Share Classes .........................  14
VII  Portfolio Transactions and Brokerage Commissions .....................  14
VIII Disclosure of Portfolio Holdings .....................................  16
IX   Determination of Net Asset Value .....................................  17
     Money Market Funds ...................................................  17
     Other Funds ..........................................................  18
X    Shareholder Services .................................................  18
     Investment and Withdrawal Programs ...................................  18
     Exchange Privilege ...................................................  20
     Tax-Deferred Retirement Plans ........................................  22
     Qualified Tuition Programs ...........................................  23
XI   Description of Shares, Voting Rights and Liabilities .................  23
     Appendix A -- Waivers of Sales Charges ............................... A-1
     Appendix B -- Financial Intermediary Commissions and Concessions ..... B-1
     Appendix C -- Investment Techniques, Practices and Risks ............. C-1
     Appendix D -- Description of Bond Ratings ............................ D-1
     Appendix E -- Trustees and Officers -- Identification and Background . E-1
     Appendix F -- Investment Restrictions ................................ F-1
     Appendix G -- Proxy Voting Policies and Procedures ................... G-1
     Appendix H -- Recipients of Non-Public Portfolio Holdings on an
                   Ongoing Basis .......................................... H-1

I    MANAGEMENT OF THE FUND

     TRUSTEES/OFFICERS
     BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees have appointed several persons to serve as "Advisory Trustees", each of whom have been nominated by the Trustees for election as Trustees by shareholders.

     TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.

     TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred benefit plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred benefits will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

       Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

     INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.


     INVESTMENT ADVISER
     The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial, Inc. (a diversified financial services organization).


       MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies described in Appendix G to this Part II. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available without charge by visiting mfs.com and clicking on "Proxy Voting" and by visiting the SEC's website at http://www.sec.gov.

     INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

       The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

       The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non- recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

       The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

       The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

       The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.

     ADMINISTRATOR
     MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets.


       Each Fund pays MFS an administrative fee consisting of a fixed amount of $10,000 plus a fee of up to the following annual percentage rates of the Fund's average daily net assets:

       First $2 billion                         0.01101%
       Next $2.5 billion                        0.00816%
       Next $2.5 billion                        0.00038%
       In excess of $7 billion                  0.00000%

       In addition, MFS is responsible for providing certain plan administration and services with respect to Class R1, Class R2, Class R3, Class R4 and Class R5 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R1, Class R2, Class R3, Class R4, and Class R5 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual plan administration and service fee solely from the assets attributable to shares of each R share class to MFS for the provision of these services in an amount equal to 0.45% for Class R1 shares, 0.40% for Class R2 shares, 0.25% for Class R3 shares, 0.15% for Class R4 shares, and 0.10% for Class R5 shares. MFS has agreed in writing to waive the retirement plan administration and service fee to 0.35% for class R1 shares, 0.25% for class R2 shares, and 0.15% for class R3 shares until at least September 30, 2007.


     CUSTODIAN
     State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.


     SHAREHOLDER SERVICING AGENT
     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee from the Funds designated to achieve a target pre-tax annual profit margin. Taking into account this goal, effective January 1, 2006, each Fund (except Funds investing primarily in other MFS Funds) pays MFSC a fee based on its average daily net assets equal to 0.1055%. Such fee rate shall continue until modified by agreement between the Funds and MFSC, taking into account MFSC's pre-tax profit margin target.

       In addition, MFSC is reimbursed by the Funds for certain expenses incurred by MFSC on behalf of the Funds. These reimbursements include payments made under agreements with third parties that provide omnibus accounting, network, sub-transfer agency and other shareholder services, including without limitation recordkeeping, reporting and transaction processing services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party. MFSC is also reimbursed for certain out-of-pocket expenses, such as costs related to mailing shareholder statements or to shareholder inquiries, incurred by MFSC in performing the services described above.


       MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. State Street Bank and Trust Company has contracted with MFSC to perform dividend disbursing agent functions for the Funds.

     DISTRIBUTOR
     MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

     PROGRAM MANAGER
     MFD serves as program manager for a qualified tuition program under Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs. MFD may retain this entire amount or may pay or "reallow" all or a portion of it to third parties that provide program manager services.

     CODES OF ETHICS
     The Fund and its Adviser and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the "1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. These codes are on file with, and are available from, the Securities and Exchange Commission (the "SEC"). These codes can be reviewed and copied at the:

         Public Reference Room
         Securities and Exchange Commission
         Washington, D.C. 20549-0102

     Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes also are available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of these codes may be obtained, upon payment of a duplicating fee, by electronic request to the following e- mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

II   PRINCIPAL SHARE CHARACTERISTICS
     Set forth below is a description of Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class I and Class J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.

       The term "financial intermediary" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

     CLASS A, CLASS 529A AND CLASS J SHARES
     MFD acts as a distributor in selling Class A, Class 529A and Class J shares of the Fund to financial intermediaries. The public offering price of Class A, Class 529A and Class J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, Class 529A and Class J share of the Fund is calculated by dividing the net asset value of a share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge may be reduced or waived with respect to certain purchase amounts and pursuant to certain shareholder programs (see "Shareholder Services" below and Appendix A). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

       In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:

     o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

       > the plan had established an account with MFSC; and

       > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

          + The employer had at least 25 employees; or

          + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

     o Investment in Class A shares by certain retirement plans subject to ERISA, if

       > The retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services;

       > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

       > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

     o Investments in Class A shares by certain retirement plans subject to ERISA, if

       > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

       > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; and

       > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
         PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY;

     o Investment in Class A shares by certain retirement plans subject to ERISA, if

       > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

       > The plan records are maintained on a pooled basis by MFSC; and

       > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

     CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R, CLASS R1, CLASS R2, CLASS R3, CLASS R4, CLASS R5, AND CLASS I SHARES MFD acts as distributor in selling Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

     WAIVER OF SALES CHARGES
     In certain circumstances, the initial sales charge imposed upon purchases of Class A and Class 529A shares and the CDSC imposed upon redemptions of Class A, Class B, Class C, Class 529B and Class 529C shares are waived. These circumstances are described in Appendix A of this Part II. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time in their discretion.

     FINANCIAL INTERMEDIARY COMMISSIONS AND CONCESSIONS
     MFD pays commissions and provides concessions to financial intermediaries that sell Fund shares. These financial intermediary commissions and concessions are described in Appendix B of this Part II.

     GENERAL
     Neither MFD nor financial intermediaries are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to financial intermediaries. MFD may benefit from its temporary holding of funds paid to it by financial intermediaries for the purchase of Fund shares.

III  DISTRIBUTION PLAN

     RULE 12B-1 PLAN
     The Trustees have adopted a Distribution Plan for Class A, Class B, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4 and Class J shares (the "Distribution Plan") pursuant to
     Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

       The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.

       In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

     FEATURES COMMON TO EACH CLASS OF SHARES
     There are features of the Distribution Plan that are common to each Class of shares, as described below.

     SERVICE FEES -- The Distribution Plan provides that the Fund shall pay MFD a service fee equal on an annual basis to up to a maximum of 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") as compensation for shareholder servicing and account maintenance activities. At its discretion, MFD may in turn pay all or a portion of these fees to financial intermediaries that perform shareholder servicing and/or account maintenance activities. Shareholder servicing and account maintenance activities may include, but are not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. The service fees payable by MFD to any financial intermediary may be subject in whole or in part to such minimum account or payment requirements or other standards as MFD may set in its discretion. MFD or its affiliates are entitled to retain all or any portion of the service fees payable under the Distribution Plan, including when MFD is the broker of record or when a shareholder has not designated a broker of record, or for which the minimum account or payment requirements or other standards have not been met.

     DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and financial intermediaries for their expenses incurred in connection with the distribution of Fund shares, including, but not limited to, commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment, payments made to wholesalers employed by MFD (employees may receive additional compensation if they meet certain targets for sales of the MFS Funds), and other distribution- related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

     OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

       The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

     FEATURES UNIQUE TO EACH CLASS OF SHARES
     There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.

     CLASS A AND CLASS 529A SHARES -- Class A and Class 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.

       The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.10% of Class A shares' average daily net assets and up to 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution- related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD (e.g., MFD pays commissions to financial intermediaries with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     CLASS B AND CLASS 529B SHARES -- Class B and Class 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD generally advances to financial intermediaries the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD retains the service fee paid by the Fund with respect to such shares for the first year after purchase and financial intermediaries become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

       Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class B and Class 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to financial intermediaries upon purchase of Class B and Class 529B shares).

     CLASS C AND CLASS 529C SHARES -- Class C and Class 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to financial intermediaries of up to 1.00% of the purchase price of Class C or Class 529C shares purchased through financial intermediaries at the time of purchase. In compensation for this 1.00% commission paid by MFD to financial intermediaries, MFD will retain the 1.00% per annum Class C or Class 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and financial intermediaries will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

       This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to financial intermediaries), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to financial intermediaries) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or Class 529C shares, respectively.

     CLASS R, CLASS R1, CLASS R2, CLASS R3 AND CLASS R4 SHARES -- Class R, Class R1, Class R2, Class R3 and Class R4 shares are offered at net asset value without an initial sales charge or CDSC. Class R, Class R1, Class R2, Class R3 and Class R4 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay the ongoing service fee for Class R, Class R1, Class R2, Class R3 and Class R4 shares to the financial intermediary making the sale or providing certain services to the retirement plan.

       The distribution fee paid to MFD under the Distribution Plan for Class R shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R shares. The distribution fee paid to MFD under the Distribution Plan for Class R1 shares is equal, on an annual basis, to up to 0.50% of the Fund's average daily net assets attributable to Class R1 shares. The distribution fee paid to MFD under the Distribution Plan for Class R2 and Class R3 shares is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R2 and Class R3 shares. MFD does not receive a distribution fee under the Distribution Plan for Class R4 shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.75% per annum of the average daily net assets of the Fund attributable to Class R1 or 0.50% per annum of the average daily net assets of the Fund attributable to Class R, Class R2, Class R3 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion or all of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.

       The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

IV   INVESTMENT TECHNIQUES, PRACTICES,
     RISKS AND RESTRICTIONS
     Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies to the extent such techiques and practices are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. References to a "Fund" in Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V    NET INCOME AND DISTRIBUTIONS

     MONEY MARKET FUNDS
     The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).


       For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, and (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.


       Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account. Any capital gains are distributed at least annually.

       It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

     OTHER FUNDS
     Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.


VI   TAX CONSIDERATIONS
     The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact of investment in the Fund may have on their own tax situations.

     TAX TREATMENT OF THE FUND
     FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code.

       In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

         (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

         (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

         (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships. In the case of the Fund's investment in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

       In general, for purposes of the 90% income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (which is defined as any partnership (i) whose interests are traded on an established securities market or whose interests are readily traded on a secondary market or the substantial equivalent there of and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph
     (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

       As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.

       If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

     TAXATION OF SHAREHOLDERS
     TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and "Capital Gain Dividends" (as defined below) they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.

       For taxable years beginning before January 1, 2009, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Payments in lieu of dividends, such as pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.

       In general, distribution of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income for that taxable year, then 100% of the Fund's dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income. For this purpose, in the case of a sale or other disposition of the Fund of stock or securities, the only gain included in the term "gross income" is the excess of net short-term capital gain from such sales or dispositions over the net long-term capital loss from such sales or dispositions.

       Properly designated distributions of net capital gain (i.e., the excess of net long-term capital gain over the net short-term capital loss) ("Capital Gains Dividends"), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

       Long-term capital gain rates applicable to individuals have been temporarily reduced for taxable years beginning before January 1, 2009.

       Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

       Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     CAPITAL LOSS CARRYOVERS-- Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to a Fund are shown in the notes to the financial statements for the Fund.

     DIVIDENDS-RECEIVED DEDUCTION-- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

     DISPOSITION OF SHARES-- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends made with respect to those shares.

     SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS -- Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     U.S. TAXATION OF NON-U.S. PERSONS -- In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person") within the meaning of the Code (such shareholder, a "Non-U.S. Person") are subject to withholding of U.S federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) distributions (other than distributions to a Non-U.S. Person
     (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Person and the Non-U.S. Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Person (an "interest-related dividend"), and (ii) distributions (other than distributions to an individual Non-U.S. Person who is present in the United States for a period or periods aggregating 183 day or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses (a "short-term capital gain dividend"), in each such case to the extent such distributions are properly designated by the Fund. This provision will first apply to the Fund (1) with respect to its direct portfolio investments (if any) in its taxable year beginning after December 31, 2004 and, (2) with respect to the Fund's investments in underlying funds (if any), with respect to distributions from such underlying funds in their taxable years beginning after December 31, 2004 that are received by the Fund in its taxable year beginning after December 31, 2004. The Fund does not currently intend to designate distributions as interest-related dividends or as short-term capital gain dividends except with respect to the MFS Research Bond Fund J shares. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

       If a beneficial holder who is a Non-U.S. Person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

       Tax legislation enacted in 2004 modifies the tax treatment of distributions from the Fund that are paid to a Non-U.S. Person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under this legislation, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to Non-U.S. Persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") will give rise to an obligation for those Non-U.S. Persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

       Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or
     (iii) the shares constitute USRPIs (effective for taxable years of the Fund beginning after December 31, 2004) or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange or USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50% in value of its stock held directly or indirectly by Non-U.S. Persons.

     BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including Capital Gain Dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

     FOREIGN INCOME TAXATION OF A NON-U.S. PERSON -- Distributions received from the Fund by a Non-U.S. Person may also be subject to tax under the laws of their own jurisdictions.

     STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

     CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

     OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, futures contracts, forward contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, futures contracts, forward contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the diversification requirements of Subchapter M of the Code.

     FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

     FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

       If more than 50% of the total assets of a fund are represented by direct investments in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund. In addition, the fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing, amount, or character of the fund's distributions.

     UNDERLYING FUNDS -- If the Fund invests all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds' income and gains and gains and losses on the dispositions of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund (i.e., long-term capital gains, eligibility for the foreign tax credit, eligibility for exempt interest dividends, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

       If the Fund received dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as "qualified dividend income," then the Fund is permitted in turn to designate a portion of its distributions as "qualified dividend income" as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

       Depending on the Fund's percentage ownership in an underlying fund before and after a redemption of shares of such underlying fund, such a redemption may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest. It is possible that such a dividend will qualify as "qualified dividend income"; otherwise, it will be taxable as ordinary income.

       The fact that a Fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (2) short- term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds. Furthermore, if the Fund invests in an underlying fund, it will not, under current law, receive or pass through USRPI Distributions as a result of such investment; this result may be changed by future regulations.

       Under the current law, a fund of funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. A fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

     SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
     The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

     TAX-EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt- interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends will increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

     TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable as ordinary income (including interest from any obligations that lose their federal tax exemption and, subject to a de minimis exception, when a bond purchased at a price less than its stated redemption price at maturity (a so-called "market discount bond") matures or is disposed of by the Municipal Fund) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.

     CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED TAX-EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

     CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Municipal Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. You should consult your tax advisor to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

     CONSEQUENCES OF REDEEMING SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

     STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES
     The following special consideration applies specifically to the ownership of a Fund's 529 classes through a tuition program that qualifies under
     Section 529 of the Code.

       The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning before January 1, 2011. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

       Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

     TAX SHELTER REPORTING -- Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

VII  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

       In connection with the selection of broker dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in that and other transactions.

       In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker-dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

       As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

       The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

       Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Adviser may use brokerage commissions from the Fund's portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

       The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid. The Research received may be useful and of value to the Adviser in serving both the Fund and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Fund effects securities transactions may be used by the Adviser in connection with the Fund. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

       From time to time, the Adviser prepares a list of broker-dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each of these research firms, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Fund has an obligation to any Research Firm if the amount of brokerage commissions paid to the research firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

       If the Adviser determines that any service or product has a mixed use, (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

       Certain Funds have entered into an arrangement under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive a credit for part of the brokerage commission paid, which is applied against expenses of the Funds. In addition, the Funds have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent, State Street Bank and Trust Company.

       In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


       In certain instances there may be securities that are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) private funds or accounts principally owned by the Adviser's officers and/or employees or the Trust's employees or Trustees; and (2) any accounts owned beneficially solely by the Adviser or any direct or indirect subsidiary of the Adviser. However, these policies do not prohibit allocations to funds or accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc. or Sun Life Financial, Inc. or their affiliates other than the Adviser and its direct and indirect subsidiaries.

       It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.


VIII DISCLOSURE OF PORTFOLIO HOLDINGS.


     The Funds have established a policy governing the disclosure of a Fund's portfolio holdings which is designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Funds' Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").


       Registered investment companies that are sub-advised by MFS may be subject to different portfolio holdings disclosure policies, and neither MFS nor the Board of Trustees of the Funds exercises control over such policies. In addition, separate account and unregistered product clients of MFS have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings, and are not subject to the Funds' portfolio holdings disclosure policies. Some of the funds that are sub-advised by MFS and some of the separate accounts and unregistered products managed by MFS have substantially similar or identical investment objectives and strategies to the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

       Neither MFS nor the Funds will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

     PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine. Each Fund's prospectus describes, to the extent applicable, the type of information that is disclosed on MFS' website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

       A Fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information,
     (b) the day after the Fund makes such information available on its website (assuming that it discloses in its prospectus that such information is available on its website), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

     DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information (such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media), and MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS and its affiliates.

       In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Funds' Independent Chief Compliance Officer and the Board of Trustees of the Funds. MFS also reports to the Board of Trustees of the Funds regarding the disclosure of information regarding the Funds that is not publicly available.

       Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

     o Employees of MFS or MFD (collectively "Fund representatives") disclose non- public portfolio holdings in connection with the day-to-day operations and management of the Funds. Full portfolio holdings are disclosed to a Fund's custodians, independent registered accounting firm and financial printers. Portfolio holdings are disclosed to a Fund's pricing service vendors and broker- dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

     o Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of Fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

       In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund Representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

     o Fund Representatives may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund Representatives may also express their views orally or in writing on one or more of a Fund's portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

     o Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

       The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

     ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, Fund Representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix H of this Part II, or permit the recipients identified on Appendix H of this Part II to have access to non-public Fund portfolio holdings, on an on-going basis.


       This list of recipients on Appendix H is current as of December 19, 2005, and any additions, modifications or deletions to this list that have occurred since December 19, 2005 are not reflected. The portfolio holdings of the Funds which are provided to these recipients, or to which these recipients have access, may be the Funds' current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix H must agree or have a duty to maintain this information in confidence.


IX   DETERMINATION OF NET ASSET VALUE
     The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class.

     MONEY MARKET FUNDS


       Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the fund's compliance with Rule 2a-7 of the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument. The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00. If the Board of Trustees determines that net asset value calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders, it may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

     OTHER FUNDS

       Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the advisor are valued as described below.

       Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales during the day, equity securities are generally valued at the last quoted bid price as reported by an independent pricing service on the market or exchange on which they are primarily traded.

       Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated bid price as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer- supplied valuations and electronic data processing techniques which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

       Short-term instruments with a maturity at issuance of 365 days or less are generally valued at amortized cost, which approximates market value.

       Exchange-traded options are generally valued at the last sale or closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales during the day, exchange-traded options are generally valued at the last quoted bid price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued as reported by an independent pricing service or on the basis of quotations obtained from brokers and dealers. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

       Futures contracts are generally valued at settlement price as reported by an independent pricing service on the exchange on which they are primarily traded. For futures contracts in which there were no sales during the day, futures contracts are generally valued at the last quoted bid price as reported by an independent pricing service on the exchange on which they are primarily traded.

       Forward foreign currency contracts are generally valued at the mean of bid and asked prices based on rates reported by an independent pricing service.

       Swaps are generally valued on the basis of quotations from brokers and dealers.

       Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued on the basis of information from brokers and dealers.

       The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars based upon exchange rates provided by an independent source.

       When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, in valuing securities that trade principally on foreign markets events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.


X    SHAREHOLDER SERVICES

     INVESTMENT AND WITHDRAWAL PROGRAMS
     The Fund makes available certain programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are generally described in the prospectus and additional details regarding certain of these programs are set forth below. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or Class 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held with the Fund in the name of your financial intermediary or if your investment in the Fund is made through a retirement plan or 529 tuition program. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

     LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or Class 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or Class 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each LOI purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

       Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36- month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

       If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


     SUBSEQUENT INVESTMENT BY TELEPHONE -- Except with respect to R shares, each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000, provided that the maximum purchase amount for Class B and Class 529B shares is $99,999. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this privilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


     DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

     SYSTEMATIC WITHDRAWAL PLAN -- Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

     GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or Class 529A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

     AUTOMATIC EXCHANGE PLAN -- Except with respect to Class R shares shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made in up to six different MFS funds. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

       Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

       A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

     REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or Class 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge).

       In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

     EXCHANGE PRIVILEGE
     Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.

     EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, a pro rata portion of the CDSC will carry over to the acquired shares.


     EXCHANGES INVOLVING THE MFS MONEY MARKET FUND -- Class A and Class I shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of a Fund held by a retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) may be exchanged for shares of the MFS Money Market Fund; except as noted below, this exchange privilege does not apply to eligible retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). Class R and Class R3 shares of a Fund held by a MFS Serviced Plan on March 31, 2005 may be exchanged for shares of the MFS Money Market Fund.

       Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

     EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, Class C, Class I, Class R (if the retirement plan held Class R shares on March 31, 2005), Class R1, Class R2, Class R3, Class R4 and Class R5 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privileges). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.


     SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, Class 529B or Class 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.

     GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 for exchanges made under the automatic exchange plan) or all the shares in the account. There is no minimum exchange amount for the Class R share classes. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses).

       Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from financial intermediaries or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

       Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

     TAX-DEFERRED RETIREMENT PLANS
     Shares of the Fund may be purchased by all types of tax deferred retirement plans. MFD makes available, through financial intermediaries, plans and/or custody agreements, the following:

     o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

     o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

     o Simplified Employee Pension (SEP-IRA) Plans;

     o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

     o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

     o Certain other qualified pension and profit-sharing plans.

       The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. For further details with respect to any plan, including fees charged by the trustee, custodian or MFS (or its affiliates), tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

       An investor should consult with his or her tax advisor before establishing any of the tax-deferred retirement plans described above.

       Shares of Funds that do not offer Class R1, Class R2, Class R3, Class R4 or Class R5 shares are not available for purchase by an MFS Serviced Plan established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B, Class C or Class I shares of a Fund that does not offer Class R1, Class R2, Class R3, Class R4, or Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund that does not offer Class R1, Class R2, Class R3, Class R4, and Class R5 shares.

       For those Funds that offer Class R shares, Class R shares of the Funds are not available for sale to new investors. Shareholders that held Class R shares (formerly Class R1 shares) of a Fund on March 31, 2005 may purchase additional Class R shares of the Fund and may exchange their Class R shares for Class R shares of any other Fund offering Class R shares.

       Class A, Class B and Class C shares of Funds that offer Class R1, Class R2, Class R3, Class R4 and Class R5 shares are not available for sale to MFS Serviced Plans established on or after April 1, 2005 (i.e., plan establishment paperwork is received by MFSC in good order on or after April 1, 2005) (subject to MFS waiving this limitation from time to time at its discretion). MFS Serviced Plans that, on June 30, 2005, own Class A, Class B or Class C shares of a Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares may purchase additional shares of the same class of the Fund and may exchange their shares for shares of the same class of any other Fund offering Class R1, Class R2, Class R3, Class R4 and Class R5 shares.

       MFS Serviced Plans that own Class A, Class B, Class C, Class I or Class R (formerly Class R1) shares of the Funds may be eligible to purchase Class R1, Class R2, Class R3, Class R4, and Class R5 shares of the Funds offering these classes, subject to eligibility criteria established by MFS from time to time, which MFS may waive or change at its discretion.


       MFS and its affiliates are responsible for providing recordkeeping services to the MFS Serviced Plans pursuant to a services agreement entered into between MFS and the sponsor of the MFS Serviced Plans. MFS and its affiliates limit the classes of shares available to the MFS Serviced Plans under the terms of such services agreement. MFS and its affiliates currently offer Class R1, Class R2, Class R3, Class R4, Class R5 and Class I shares to the MFS Serviced Plans and offer Class R shares in certain circumstances as described above.

       Class R1 and Class R2 shares are not available for sale to retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement ("Alliance Plans"; retirement plans other than MFS Serviced Plans or Alliance Plans being referred to as "Investment Only Plans"). MFS may waive this exclusion from time to time at its discretion.

     QUALIFIED TUITION PROGRAMS
     Class 529A, Class 529B and Class 529C shares are only offered in conjunction with qualified tuition programs established in accordance with
     Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, Class 529B or Class 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.


XI   DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
     The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

       Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

       Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.


       The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. Additionally, MFS Series Trust XII, or any series or class of MFS Series Trust XII, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets without any shareholder vote to the extent permitted by applicable law. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.


       The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.

       Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

       The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

       The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

       The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

       The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES
This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administration and any other institutions having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates. The
Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time at their discretion.

WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                              ---------------------------------------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
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1. WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES)
   IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES
   ("MFS SERVICED PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
  A. 401(a) PLANS AND ESP PLANS**
-----------------------------------------------------------------------------------------------------------------------------------

  o To the extent that redemption proceeds are used to pay                                                x         x         x
    expenses (or certain participant expenses) of the 401(a)
    or ESP Plan (e.g., participant account fees).

-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers due to the eligibility of a MFS Serviced Plan to                                  x         x         x         x
    move its investment into a new share class under certain
    eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).
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  o Shares acquired pursuant to repayments by retirement plan                                   x         x         x         x
    participants of loans from 401(a) or ESP Plans.
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  o By a retirement plan which established an
    account with x MFSC between July 1, 1996 and
    December 31, 1998.
-----------------------------------------------------------------------------------------------------------------------------------
  o By a retirement plan whose sponsoring organization                                                              x
    subscribes to the MFS Recordkeeper Plus product and which
    established its account with MFSC on or after January 1,
    1999 (provided that the plan establishment paperwork isP
    received by MFSC in good order on or after November 15,
    1998 and before December 31, 2002). A plan with a pre-
    existing account(s) with any MFS Fund which switches to
    the MFS Recordkeeper Plus product will not become eligible for this waiver category.
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  o Transfers from a single account maintained for a 401(a)                                               x         x         x
    Plan  to multiple accounts maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------


  o All MFS Serviced Plans.                                                                     x                             x
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers due to the eligibility of a MFS Serviced Plan to                                  x         x         x         x
    move its investment into a new share class under certain
    eligibility criteria established from time to time by MFD
    (sales charges waived may vary depending upon the criteria established by MFD).

-----------------------------------------------------------------------------------------------------------------------------------
  o Transfer to rollover IRA from an MFS Serviced Plan.                                         x                             x
-----------------------------------------------------------------------------------------------------------------------------------
  o Reinvestment of Redemption Proceeds from Class B Shares                                     x         x
     => Shares  acquired  by a retirement plan whose account application was received by MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

     => Shares acquired by a retirement plan whose account application was received by MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.
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2. WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
  A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Where the retirement plan and/or sponsoring organization                                    x         x
    demonstrates to the satisfaction of, and certifies to,
    MFSC that the retirement plan (or multiple plans
    maintained by the same plan sponsor) has, at the time of
    certification or will have pursuant to a purchase order
    placed with the certification, a market value of $500,000
    or more (applies only when the certification was received
    by MFSC on or prior to March 30, 2001) or $1,000,000 or
    more (applies only when the certification is received by
    MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS Funds and aggregate assets of
    at least $10 million; provided, however, that the CDSC
    will not be waived (i.e., it will be imposed) (a) with
    respect to plans which establish an account with MFSC on
    or after November 1, 1997, in the event that the plan
    makes a complete redemption of all of its shares in the
    MFS Family of Funds, or (b) with respect to plans which
    establish an account with MFSC prior to November 1, 1997,
    in the event that there is a change in law or regulations
    which result in a material adverse change to the tax
    advantaged nature of the plan, or in the event that the
    plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is
    liquidated or dissolved; or (iii) is acquired by, merged
    into, or consolidated with any other entity.
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3. WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Death, disability or retirement of 401(a) or ESP Plan                                                 x         x         x
    participant, or death or disability of IRA owner, SRO Plan
    Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
  o Eligible participant distributions, such as distributions                                             x         x         x
    due to death, disability, financial hardship, retirement
    and termination of employment from nonqualified deferred
    compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Loan from 401(a) or ESP Plan.                                                                         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
  o Financial hardship (as defined in Treasury Regulation                                                 x         x         x
    Section 1.401(k)-l(d)(2), as amended from time to time)
    for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
  o Termination of employment of 401(a) or ESP Plan                                                       x         x         x
    participant (excluding, however, a termination of the
    Plan).
-----------------------------------------------------------------------------------------------------------------------------------
  o Tax-free return of excess 401(a) Plan, ESP Plan or IRA                                                x         x         x
    contributions.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions from a 401(a) or ESP Plan that has invested                                             x         x         x
    its assets in one or more of the MFS Funds for more than
    10 years from the later to occur of (i) January 1, 1993 or
    (ii) the date such 401(a) or ESP Plan first invests its
    assets in one or more of the MFS Funds. The sales charges
    will be waived in the case of a redemption of all of the
    401(a) or ESP Plan's shares in all MFS Funds (i.e., all
    the assets of the 401(a) or ESP Plan invested in the MFS
    Funds are withdrawn), unless immediately prior to the
    redemption, the aggregate amount invested by the 401(a) or
    ESP Plan in shares of the MFS Funds (excluding the
    reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP
    Plan's assets in the MFS Funds, in which case the sales
    charges will not be waived.
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  o Distributions made on or after the IRA owner,                                                         x
    ESP participant, SRO Plan participant or 401(a) Plan
    participant has attained the age of 59 1/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
  o Certain involuntary redemptions and redemptions in                                                    x         x         x
    connection with certain automatic withdrawals from a
    401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
  o Distributions made on or after the IRA owner or the                                                   x         x         x
    401(a), ESP, SRO or SAR-SEP Plan participant, as
    applicable, has attained the age of 701/2 years old, but
    only with respect to the minimum distribution under Code
    rules.
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  B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
  o Transfers to an IRA rollover account where any sales                                                  x         x         x
    charges with respect to the shares being reregistered
    would have been waived had they been redeemed.
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  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by retirement plans or trust accounts                                       x         x
    whose financial intermediaries have entered into an
    administrative services agreement with MFD or one of its
    affiliates to perform certain administrative services,
    subject to certain operational and minimum size
    requirements specified from time to time by MFD or one or
    more of its affiliates.
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  D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by an IRA owner if: (i) the purchase                                        x         x
    represents the timely rollover of distribution proceeds
    from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative
    services agreement with MFD or one of its affiliates and
    (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds
    or liquidation of plan investments other than the MFS
    Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
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4. WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
  A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired on behalf of a group, association or                                        x         x         x         x
    employer sponsored plan, pursuant to guidelines created by
    MFD from time to time.
-----------------------------------------------------------------------------------------------------------------------------------
  B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, CLASS B AND CLASS C SHARES
-----------------------------------------------------------------------------------------------------------------------------------
  o The initial sales charge imposed on purchases of Class                                      x         x         x         x
    529A shares, and the CDSC imposed on certain redemptions
    of Class A, Class B and Class C shares, are waived where
    Class 529A, Class 529B and Class 529C shares are acquired
    following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of
    the same Fund; provided however, that any applicable CDSC
    liability on the Class B or Class C shares redeemed will
    carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of
    time you have owned your Class 529B or Class 529C shares
    will be measured from the date of original purchase of the
    Class B or Class C shares redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by 529 tuition programs whose sponsors or                                   x         x
    administrators have entered into an administrative
    services agreement with MFD or one of its affiliates to
    perform certain administrative or investment advisory
    services subject to certain operational and minimum size
    requirements specified from time to time by MFD or one or
    more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
  D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed where the redemption proceeds are used to                                             x         x         x
    pay for qualified higher education expenses, which may
    include tuition, fees, books, supplies, equipment and room and board (see the program description for further
    information on qualified higher education expenses);
    however the CDSC will not be waived for redemptions where
    the proceeds are transferred or rolled over to another
    tuition program.
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  E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
  o  Shares redeemed where the account beneficiary has received                                           x         x         x
     a scholarship, up to the amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
  F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed on account of the death of the                                                                  x         x
    529 plan x x account beneficiary if the shares
    were held solely for the benefit of the
    deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
  G. USA COLLEGECONNECT 529 PLAN
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired as a result of the conversion of the USA                                    x         x
    CollegeConnect  529  Plan  to  the  MFS  529  Savings Plan
    (shares  acquired after the conversion are not entitled to a waiver under this category).
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5. OTHER WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
  A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired through dividend or capital gain                                            x         x         x         x
    reinvestment.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by automatic reinvestment of distributions                                  x         x         x         x
    of dividends and capital gains of any fund in the MFS
    Funds pursuant to the Distribution Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------
  B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISERS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by officers, eligible directors, employees                                  x         x         x         x
    (including former employees) and agents of MFS, Sun Life
    or any of their subsidiary companies.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by trustees and retired trustees of any                                     x         x         x         x
    investment company for which MFD serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees, directors, partners,                                          x         x         x         x
    officers and trustees of any sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by employees or registered representatives                                  x         x         x         x
    of financial intermediaries.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain family members of any such                                       x         x         x         x
    individual identified above and their spouses or domestic
    partners, and certain trusts, pension, profit-sharing or
    other retirement plans for the sole benefit of such
    persons, provided the shares are not resold except to the
    MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by institutional clients of MFS or MFS                                      x         x         x         x
    Institutional Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares redeemed at an MFS Fund's direction due to the                                                 x         x         x
    small size of a shareholder's account.
-----------------------------------------------------------------------------------------------------------------------------------
  D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by certain bank trust departments or law                                    x         x
    firms acting as trustee or manager for trust accounts
    which have entered into an administrative services
    agreement with MFD and are acquiring such shares for the
    benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
  E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
  o The initial sales charge imposed on purchases of Class A                                    x         x
    shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with
    respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a
    redemption of Class I shares of any of the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
  o Systematic Withdrawal Plan redemptions with respect to up                                                       x         x
    to 10% per year (or 15% per year, in the case of accounts
    registered as IRAs where the redemption is made pursuant
    to Section 72(t) of the Internal Revenue Code of 1986, as
    amended) of the account value at the time of
    establishment.
-----------------------------------------------------------------------------------------------------------------------------------
  G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------

  o Shares redeemed on the account of the death of the account                                                      x         x
    owner (e.g., shares redeemed by the estate or any
    transferee of the shares from the estate) if the shares
    were held solely in the deceased individual's name, or for the benefit of the deceased individual.

-----------------------------------------------------------------------------------------------------------------------------------
  H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
  o  Shares redeemed on account of the disability of the                                                            x         x
    account owner if shares are held either solely or jointly
    in the disabled individual's name, or in a living trust
    for the benefit of the disabled individual (in which case
    a disability certification form is required to be
    submitted to MFSC), or shares redeemed on account of the
    disability of the 529 account beneficiary.
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  I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by investments through certain dealers                                      x         x
    (including registered investment advisers and financial
    planners) which have established certain operational
    arrangements with MFD which include a requirement that
    such shares be sold for the sole benefit of clients
    participating in a "wrap" account, mutual fund
    "supermarket" account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------
  J. INSURANCE COMPANY SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by insurance company separate accounts.                                     x         x
-----------------------------------------------------------------------------------------------------------------------------------
  K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------

  o Shares redeemed from TA Plans or bank trust client                                                                        x
    accounts where MFS has not paid an up front commission
    with respect to the sale of the shares, provided that the
    TA Plan or bank trust arrangement meets certain conditions established from time to time by MFS.

-----------------------------------------------------------------------------------------------------------------------------------
 * Includes corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.
** A 403(b) employer sponsored plan.

--------------------
PART II - APPENDIX B
--------------------

    FINANCIAL INTERMEDIARY COMMISSIONS AND
    CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to financial intermediaries by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain financial intermediaries. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.

      As described below, financial intermediaries may receive different sales commissions and other compensation with respect to sales of various classes of Fund shares.

      As used in this Appendix B, MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service, and Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

    CLASS A, CLASS 529A AND CLASS J SHARES
    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, Class 529A and Class J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to financial intermediaries, as shown in Appendix C to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and
    (b) the financial intermediary reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      The following commission structure applies to all sales of Class 529A shares to employer sponsored payroll deduction 529 plans for which the Class 529A initial sales charge is waived: MFD will pay financial intermediaries an upfront commission equal to 0.50% of the investment in Class 529A shares. Financial advisers are eligible to receive the Funds' ongoing Rule 12b-1 service fee immediately with respect to such shares.


      In addition, from time to time, MFD may pay financial intermediaries up to 100% of the applicable sales charge paid by you on purchases of Class A, Class 529A and Class J shares of certain specified Funds sold by financial intermediaries during a specified sales period.


      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS    CUMULATIVE PURCHASE AMOUNT
    ------------------------------------------------------

    1.00%                On the first $2,000,000, plus
    0.80%                Over  $2,000,000  to  $3,000,000, plus
    0.50%                Over  $3,000,000  to $50,000,000, plus
    0.25%                Over $50,000,000

      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    TO FINANCIAL
    ADVISERS                   CUMULATIVE PURCHASE AMOUNT
    --------------------------------------------------------------------------
    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000

      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial intermediaries which are designed to maximize the commissions paid by MFD to financial intermediaries.

    CLASS B AND CLASS 529B SHARES
    For purchases of Class B and Class 529B shares, MFD will pay commissions to financial intermediaries of 3.75% of the purchase price of Class B and Class 529B shares purchased through financial intermediaries. MFD will also advance to financial intermediaries the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a financial intermediary upon the sale of Class B and Class 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to financial intermediaries equal to 3.00% of the amount purchased through such financial intermediaries (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to financial intermediaries, but instead pays an amount to financial intermediaries equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

    CLASS C AND CLASS 529C SHARES
    Except as noted below, for purchases of Class C and Class 529C shares, MFD will pay financial intermediaries 1.00% of the purchase price of Class C and Class 529C shares purchased through financial intermediaries, in which case the financial intermediaries will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.

      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the financial intermediary, but instead pays an amount to the financial intermediary up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.

      For purchases of Class C shares by an Alliance Plan, MFD will pay commissions to the financial intermediary under either option discussed above at the financial intermediary's discretion.

    CLASS R, CLASS R1, CLASS R2, CLASS R3, AND CLASS R4 SHARES For purchases of the following R share classes, MFD pays to financial intermediaries, from payments made by the Fund to MFD under its Distribution Plan attributable to the indicated share class, an amount equaling the percentage per annum of the average daily net assets of the Fund attributable to that retirement plan account ("Distribution Plan Rate"), payable at the rate of up to the indicated percentage at the end of each quarter in arrears ("Quarterly Rate") as follows:

                                        DISTRIBUTION    QUARTERLY
          CLASS                          PLAN RATE         RATE

    Class R1                               0.75%         0.1875%
    Class R, Class R2 and Class R3         0.50%         0.1250%
    Class R4                               0.25%         0.0625%

      In addition, MFD may pay financial intermediaries who sell Class R4 shares an up-front commission equaling up to 0.25% of the first $25 million of a plan's initial investment in Class R4 shares. MFD will not pay any financial intermediary receiving this up-front commission an up- front commission with respect to any subsequent sale of Class R4 shares (subject to MFD waiving this limitation from time to time at its discretion).

    ADDITIONAL PAYMENTS TO FINANCIAL
    INTERMEDIARIES
    Your financial intermediary may receive various forms of compensation from you, the Funds or MFD (for purposes of this section only, together with its affiliates, "MFD") in connection with the sale of shares of a Fund to you or your remaining an investor in a Fund. The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries. The types of payments include:

      o Front-end or contingent deferred sales loads (if applicable), which are payable from your investment to MFD, and all or a portion of which is payable by MFD to financial intermediaries as commissions (described above under "Financial Intermediary Commissions and Concessions");

      o Payments under Rule 12b-1 Plans or Class R2 and Class R3 Administrative Plans and 529 Administrative Services Fees, each of which are asset-based charges paid from the assets of a Fund and allocated to the class of shares to which the plan or fee relates (described above under "Distribution Plan," "Management of the Fund- Program Manager," and "Management of the Fund - Administrator");

      o Shareholder servicing payments for providing omnibus accounting, networking, sub-transfer agency or other shareholder services, which are paid from the assets of a Fund as reimbursement to MFSC for expenses incurred on behalf of the Fund (described above under "Management of the Fund - Shareholder Servicing Agent"); and

      o Payments by MFD out of its own assets. MFD may make these payments in addition to payments described above. Your financial intermediary may receive payments from MFD that fall within one or more of the following categories, each of which is described in greater detail below:

      o Retail Marketing Support Payments;

      o Program Support Payments;

      o Processing Support Payments; and

      o Other Payments.

      These payments may provide an additional incentive to your financial intermediary to actively promote the Funds or cooperate with the MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a share class. You should ask your financial intermediary for information about any payments it receives from MFD or the Funds and any services it provides, as well as about fees and/ or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a Fund's purchase or sale of portfolio securities. However, the Funds and MFS do not consider a financial intermediary's sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

      In determining what types of payments that MFD may make to a financial intermediary, MFD distinguishes between Retail Assets and Program Assets. "Retail Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through a financial intermediary's retail distribution channel. "Program Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through programs such as retirement plan, qualified tuition plan, fund supermarket, fee- based advisory or wrap fee, bank trust department and insurance (e.g., individual or group annuity) programs. A single financial intermediary may receive payments from MFD with respect to both Retail Assets ("Retail Marketing Support Payments") and Program Assets ("Program Support Payments").

      Set forth below under the caption "NASD Member Broker-Dealers Receiving Marketing Support and/or Program Support Payments" is a list of the member firms of the NASD to which MFD expects (as of January 1, 2006) to make Retail Marketing Support and Program Support Payments. Payments may also be made to affiliates of these firms. Any additions, modifications or deletions to the broker-dealers identified in this list that have occurred since January 1, 2006 are not reflected. In addition to member firms of the NASD, MFD also makes Retail Marketing Support and Program Support Payments to other financial intermediaries that sell or provide services to the Funds and shareholders, such as banks, insurance companies and plan administrators. These firms are not listed in this list. You should ask your financial intermediary if it receives Retail Marketing Support or Program Support Payments from MFD.

    RETAIL MARKETING SUPPORT PAYMENTS MFD may make payments for marketing support and/or administrative services to financial intermediaries that sell the Funds, or provide services to the Funds and shareholders, through the financial intermediary's retail distribution channel. In addition to the opportunity to participate in a financial intermediary's retail distribution channel, retail marketing support may include one or more of the following: business planning assistance, educating financial intermediary personnel about the Funds, assistance with Fund shareholder financial planning, placement on the financial intermediary's preferred or recommended fund list, access to sales representatives and management representatives of the financial intermediary, and administrative and account maintenance services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. MFD generally does not make retail marketing support payments to a financial intermediary in an amount that exceeds, on an annual basis for any calendar year, the sum of 0.10% of that financial intermediary's total sales of the Funds (with respect to both Retail Assets and Program Assets), and 0.05% of the total Fund assets attributable to that financial intermediary (with respect to the aggregate of both Retail Assets and Program Assets). Since this restriction on Retail Marketing Support Payments is based upon both Retail Assets and Program Assets, the Retail Marketing Support Payments may be greater than if such payments were calculated only on the basis of Retail Assets attributable to the financial intermediary. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Retail Marketing Support Payments made under an existing agreement with Linsco/Private Ledger Corp. ("LPL") are not subject to the above restrictions, but payments to LPL on Retail Assets will not exceed, on an annual basis for any calendar year, 0.15% of the total Fund assets (Retail Assets and Program Assets) attributable to LPL. Retail Marketing Support Payments may be in addition to other payments to a financial intermediary, including "Program Support Payments" described below.

    PROGRAM SUPPORT PAYMENTS MFD may make payments for administrative services and/or marketing support to certain financial intermediaries that sell the Funds or provide services to MFD, the Funds or shareholders of the Funds, through programs such as retirement plan, qualified tuition plan, fund supermarket, fee-based advisory or wrap fee, bank trust program and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's program, program support may include one or more of the following, which will vary depending upon the nature of the program: participant or shareholder record-keeping, reporting or transaction processing, program administration, fund/investment selection and monitoring, enrollment and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. Program support payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the Program Assets attributable to that financial intermediary. This limitation is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Program Support Payments may be in addition to other payments to a financial intermediary, including "Retail Marketing Support Payments" described above.

    PROCESSING SUPPORT PAYMENTS MFD may make payments to certain financial intermediaries that sell Fund shares (Retail Assets and/or Program Assets) to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

    OTHER PAYMENTS From time to time, MFD, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of MFS Fund shares (Retail Assets and/or Program Assets). Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD's policies and applicable law. These payments may vary depending upon the nature of the event.

    NASD MEMBER BROKER-DEALERS RECEIVING MARKETING SUPPORT AND/OR PROGRAM SUPPORT PAYMENTS
    NASD member broker-dealers (including their respective affiliates) receiving marketing support and/or program support payments as of January 1, 2006:

    A. G. Edwards & Sons
    ABN AMRO
    ADP / Scudder
    AIG Network
    American Express
    American United Life
    Amvescap
    Banc One Securities Corp.
    Becker & Suffern Ltd.
    Cadaret Grant & Co. Inc.
    Charles Schwab & Co.
    Chase Investment Services
    Citicorp Investments Svcs
    Citigroup - Smith Barney
    Commonwealth Financial
    CUNA Brokerage Svsc
    Fidelity Inst'l Brokerage Group
    Fidelity Inst'l Retirement Services
    HD Vest
    Hewitt Services LLC
    ICMA RC Services LLC
    IFMG Securities Inc.
    ING Network
    Invesmart
    JP Morgan American Century
    Legg Mason Wood and Walker
    Lehman Brothers, Inc.
    Lincoln Life
    LPL
    Mass Mutual Life Insurance Company
    Merrill Lynch
    Metlife Securities
    Mid-Atlantic
    Morgan Stanley DW Inc.
    New York Life Insurance and Annuity Corp
    Northwestern Mutual Investment Services

    Piper Jaffray & Co.

    Prudential Investment Management Services
    Raymond James Associates
    Raymond James Financial Services
    RBC Dain Rauscher
    Robert W. Baird
    Securities America Inc.
    Stanton Group
    State Street Global Markets
    T. Rowe Price
    The 401K Company
    The Vanguard Group
    UBS Financial Services
    UBS Paine Webber
    US Bancorp Investments
    UVEST Financial Services
    Valic Trust Company
    Wachovia Securities, LLC
    Wells Fargo Investments LLC


      Any additions, modifications or deletions to the list of financial intermediaries identified above that have occurred since January 1, 2006 are not reflected.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES
    AND RISKS
    Set forth below is a description of investment techniques and practices which, to the extent such techniques and practices are consistent with their investment objectives and policies, the MFS Funds may generally use in pursuing their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. Reference to a "Fund" on this Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED  SECURITIES:    The  Fund may purchase the following types of
    asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long- term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (GNMA)); or guaranteed by agencies or instrumentalities of the U.S. Government of a U.S. Government sponsored enterprise, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "Fannie Mae") or the Federal Home Loan Mortgage Corporation, ("Freddie Mac") which are backed only by the credit of a U.S. Government agency or instrumentality or a U.S. Government sponsored enterprise (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

      The principal U.S. governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (FHA) insured or Veterans Administration (VA) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Mortgage pass-through securities backed by U.S. Government sponsored enterprises (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include those issued by Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/ servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.

      Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for Freddie Mac's national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      See "U.S. Government Securities" for a description of the increased credit risk associated with investments in securities issued by U.S. Government sponsored enterprises such as Fannie Mae and Freddie Mac (as opposed to those backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness and also may originate loans. When the Fund purchases a loan, the Fund acquires some or all of the interest in such loan held by a bank or other lender. Most loans in which the Fund invests are secured, although some may be unsecured in part or in full. Loans purchased by the Fund may be in default at the time of purchase. Loans that are fully secured should protect the Fund better than unsecured loans in the event of non-payment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

      Loans in which the Fund invests generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

      If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent may be appointed. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

      The Fund may acquire loans by participating directly in a lending syndicate as a lender. Alternatively, the Fund may acquire loans or an interest in loans by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the Fund assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the Fund purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several issues. The Fund must rely on another party not only for the enforcement of the Fund's rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan. The Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the Fund also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

      The Fund also may purchase trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims also may be purchased when such companies are in default.

      The Fund's ability to receive payments of principal, interest and other direct indebtedness in which it invests will depend primarily on the financial condition of the borrower. In selecting loans and other direct indebtedness for purchase by the Fund, the Adviser will rely on its own (and not the original lender's) credit analysis of the borrower. Because the Fund may be required to rely on another party to collect and to pass on to the Fund amounts payable with respect to the loan or other direct indebtedness and to enforce the Fund's rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      The Fund may invest in revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will hold liquid unencumbered assets in an amount sufficient to meet such commitments.

      The Fund may invest in floating rate loans. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase by the Fund may be of lower quality or may have a higher price.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the GNMA, are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), Freddie Mac or Fannie Mae. Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of
    (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long- term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign- denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS
    The Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, credit default swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into credit default swap contracts. The Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). The Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed. Although it may do so, the Fund is not obligated to engage in any of these practices.

      As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

      As the purchaser in a credit default swap contract, the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

--------------------
PART II - APPENDIX D
--------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

    Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B: Obligations rated B are considered speculative and are subject to high credit risk.

    Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                         STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                      FITCH

    Investment Grade

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D: Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

--------------------
PART II - APPENDIX E
--------------------

                               MFS FUNDS BOARD

            TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

The Trustees and officers of the trust, as of January 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                     POSITION(s) HELD          TRUSTEE/OFFICER    PRINCIPAL OCCUPATIONS DURING THE PAST
NAME, DATE OF BIRTH     WITH FUND                 SINCE(1)         FIVE YEARS & OTHER DIRECTORSHIPS(2)
--------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)    Trustee                  February 2004      Massachusetts Financial Services Company,
(born 10/20/63)                                                     Chief Executive Officer, President,
                                                                    Chief Investment Officer and Director
--------------------------------------------------------------------------------------------------------------
Robert C. Pozen(3)      Trustee                  February 2004      Massachusetts Financial Services Company,
(born 08/08/46)                                                     Chairman (since February 2004);
                                                                    Secretary of Economic Affairs, The
                                                                    Commonwealth of Massachusetts (January
                                                                    2002 to December 2002); Fidelity
                                                                    Investments, Vice Chairman (June 2000 to
                                                                    December 2001); Fidelity Management &
                                                                    Research Company (investment adviser),
                                                                    President (March 1997 to July 2001); Bell
                                                                    Canada Enterprises (telecommunications),
                                                                    Director; Medtronic, Inc. (medical
                                                                    technology), Director; Telesat (satellite
                                                                    communications), Director
--------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------
J. Atwood Ives          Trustee and Chair of     February 1992      Private investor; Eastern Enterprises
(born 05/01/36)         Trustees                                    (diversified services company), Chairman,
                                                                    Trustee and Chief Executive Officer (until
                                                                    November 2000)
--------------------------------------------------------------------------------------------------------------
Robert E. Butler        Trustee                  January 2006       Consultant - regulatory and compliance
(born 11/29/41)                                                     matters(4) (since July 2002);
                                                                    PricewaterhouseCoopers LLP (professional
                                                                    services firm), Partner (November 2000-
                                                                    June 2002)
--------------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.  Trustee                  August 1993        Brigham and Women's Hospital, Senior
(born 03/11/37)                                                     Cardiac Surgeon, Chief of Cardiac Surgery
                                                                    (until 2005); Harvard Medical School,
                                                                    Professor of Surgery; Brigham and Women's
                                                                    Hospital Physicians' Organization, Chair
                                                                    (2000 to 2004)
--------------------------------------------------------------------------------------------------------------
David H. Gunning        Trustee                  January 2004       Cleveland-Cliffs Inc. (mining products and
(born 05/30/42)                                                     service provider), Vice Chairman/ Director
                                                                    (since April 2001); Encinitos Ventures
                                                                    (private investment company), Principal
                                                                    (1997 to April 2001); Lincoln Electric
                                                                    Holdings, Inc. (welding equipment
                                                                    manufacturer), Director
--------------------------------------------------------------------------------------------------------------
William R. Gutow        Trustee                  December 1993         Private investor and real estate
(born 09/27/41)                                                        consultant; Capitol Entertainment
                                                                       Management Company (video franchise),
                                                                       Vice Chairman
--------------------------------------------------------------------------------------------------------------
Michael Hegarty         Trustee                  December 2004      Retired; AXA Financial (financial
(born 12/21/44)                                                     services and insurance), Vice Chairman and
                                                                    Chief Operating Officer (until May 2001);
                                                                    The Equitable Life Assurance Society
                                                                    (insurance), President and Chief Operating
                                                                    Officer (until May 2001)
--------------------------------------------------------------------------------------------------------------
Amy B. Lane             Trustee                  January 2004       Retired; Merrill Lynch & Co., Inc.,
(born 02/08/53)                                                     Managing Director, Investment Banking
                                                                    Group (1997 to February 2001); Borders
                                                                    Group, Inc. (book and music retailer),
                                                                    Director; Federal Realty Investment Trust
                                                                    (real estate investment trust), Trustee
--------------------------------------------------------------------------------------------------------------
Lawrence T. Perera      Trustee                  July 1981             Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
--------------------------------------------------------------------------------------------------------------
J. Dale Sherratt        Trustee                  August 1993        Insight Resources, Inc. (acquisition
(born 09/23/38)                                                     planning specialists), President;
                                                                    Wellfleet Investments (investor in health
                                                                    care companies), Managing General Partner
                                                                    (since 1993); Cambridge Nutraceuticals
                                                                    (professional nutritional products), Chief
                                                                    Executive Officer (until May 2001)
--------------------------------------------------------------------------------------------------------------
Laurie J. Thomsen       Trustee                  March 2005         Private investor; Prism Venture
(born 08/05/57)                                                     Partners (venture capital), Co-founder and
                                                                    General Partner (until June 2004); St.
                                                                    Paul Travelers Companies (commercial
                                                                    property liability insurance), Director
--------------------------------------------------------------------------------------------------------------
Robert W. Uek           Trustee                  January 2006       Retired (since 1999); PricewaterhouseCoopers
(born 05/18/41)                                                     LLP (professional services firm), Partner
                                                                    until 1999); Consultant to investment company
                                                                    industry (since 2000); TT International Funds
                                                                    (mutual fund complex), Trustee (since 2000);
                                                                    Hillview Investment Trust II Funds (mutual
                                                                    fund complex), Trustee (since 2000)
--------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------
Maria F. Dwyer(3)       President                November 2005      Massachusetts Financial Services Company,
(born 12/01/58)                                                     Executive Vice President and Chief
                                                                    Regulatory Officer (since March 2004);
                                                                    Fidelity Management & Research Company,
                                                                    Vice President (prior to March 2004);
                                                                    Fidelity Group of Funds, President and
                                                                    Treasurer (prior to March 2004)
--------------------------------------------------------------------------------------------------------------
Tracy Atkinson(3)       Treasurer                September 2005     Massachusetts Financial Services Company,
(born 12/30/64)                                                     Senior Vice President (since September
                                                                    2004); PricewaterhouseCooper s LLP,
                                                                    Partner (prior to September 2004)
--------------------------------------------------------------------------------------------------------------
Christopher R.          Assistant Secretary and  July 2005          Massachusetts Financial Services Company,
Bohane(3)               Assistant Clerk                             Vice President and Senior Counsel (since
(born 1/18/74)                                                      April 2003); Kirkpatrick & Lockhart LLP
                                                                    (law firm), Associate (prior to April
                                                                    2003); Nvest Services Company, Assistant
                                                                    Vice President and Associate Counsel
                                                                    (prior to January 2001)
--------------------------------------------------------------------------------------------------------------
Ethan D. Corey(3)       Assistant Secretary and  July 2005          Massachusetts Financial Services Company,
(born 11/21/63)         Assistant Clerk                             Special Counsel (since December 2004);
                                                                    Dechert LLP (law firm), Counsel (prior to
                                                                    December 2004)
--------------------------------------------------------------------------------------------------------------
David L. DiLorenzo(3)   Assistant Treasurer      July 2005          Massachusetts Financial Services Company,
(born 8/10/68)                                                      Vice President (since June 2005); JP
                                                                    Morgan Investor Services, Vice President
                                                                    (January 2001 to June 2005); State Street
                                                                    Bank, Vice President and Corporate Audit
                                                                    Manager (prior to January 2001)
--------------------------------------------------------------------------------------------------------------
Timothy M. Fagan(3)     Assistant Secretary and  September 2005     Massachusetts Financial Services Company,
(born 7/10/68)          Assistant Clerk                             Vice President and Senior Counsel (since
                                                                    September 2005); John Hancock Advisers,
                                                                    LLC, Vice President and Chief Compliance
                                                                    Officer (September 2004 to August 2005),
                                                                    Senior Attorney (prior to September 2004);
                                                                    John Hancock Group of Funds, Vice
                                                                    President and Chief Compliance Officer
                                                                    (September 2004 to December 2004)
--------------------------------------------------------------------------------------------------------------
Mark D. Fischer(3)      Assistant Treasurer      July 2005          Massachusetts Financial Services Company,
(born 10/27/70)                                                     Vice President (since May 2005); JP Morgan
                                                                    Investment Management Company, Vice
                                                                    President (prior to May 2005)
--------------------------------------------------------------------------------------------------------------
Brian T. Hourihan(3)    Assistant Secretary and  September 2004     Massachusetts Financial Services Company,
(born 11/11/64)         Assistant Clerk                             Vice President, Senior Counsel and
                                                                    Assistant Secretary (since June 2004);
                                                                    Affiliated Managers Group, Inc., Chief
                                                                    Legal Officer/ Centralized Compliance
                                                                    Program (January to April 2004); Fidelity
                                                                    Research & Management Company, Assistant
                                                                    General Counsel (prior to January 2004)
--------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)       Assistant Treasurer      April 1997         Massachusetts Financial Services Company,
(born 11/13/57)                                                     Vice President
--------------------------------------------------------------------------------------------------------------
Susan Newton(3)         Assistant Secretary and  May 2005           Massachusetts Financial Services Company,
(born 03/07/50)         Assistant Clerk                             Senior Vice President and Assistant
                                                                    General Counsel (since April 2005); John
                                                                    Hancock Advisers, LLC, Senior Vice
                                                                    President, Secretary and Chief Legal
                                                                    Officer (prior to April 2005); John
                                                                    Hancock Group of Funds, Senior Vice
                                                                    President, Secretary and Chief Legal
                                                                    Officer (prior to April 2005)
--------------------------------------------------------------------------------------------------------------
Susan A. Pereira(3)     Assistant Secretary and  July 2005          Massachusetts Financial Services Company,
(born 11/5/70)          Assistant Clerk                             Vice President and Senior Counsel
                                                                    (since June 2004); Bingham McCutchen LLP
                                                                    (law firm), Associate (January 2001 to
                                                                    June 2004); Preti, Flaherty, Beliveau,
                                                                    Pachios & Haley, LLC, Associate (prior to
                                                                    January 2001)
--------------------------------------------------------------------------------------------------------------
Frank L. Tarantino      Independent Chief        June 2004          Tarantino LLC (provider of
(born 03/07/44)         Compliance Officer                          compliance services), Principal (since
                                                                    June 2004); CRA Business Strategies Group
                                                                    (consulting services), Executive Vice
                                                                    President (April 2003 to June 2004); David
                                                                    L. Babson & Co. (investment adviser),
                                                                    Managing Director, Chief Administrative
                                                                    Officer and Director (February 1997 to
                                                                    March 2003)
--------------------------------------------------------------------------------------------------------------
James O. Yost(3)        Assistant Treasurer      September 1990     Massachusetts Financial Services
(born 06/12/60)                                                     Company, Senior Vice President

--------------------------------------------------------------------------------------------------------------

------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(3) "Interested person" of the trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(4) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters.
    The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.
Messrs. Ives and Sherratt and Mses. Lane and Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 31, 2005, each Trustee served as a board member of 97 funds within the MFS
Family of Funds.

The Fund held a shareholders' meeting in 2005, and will hold a shareholder's meeting at least once every five years thereafter, to elect Trustees.

--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

            (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

            (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

            (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

            (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

            (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    FOR THE MFS FLOATING RATE HIGH INCOME FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation.

    FOR THE MFS HIGH INCOME FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

    FOR ALL OTHER FUNDS:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    The Fund will not:

            (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

    FOR ALL OTHER FUNDS:

    The Fund will not:

            (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.


    For purposes of investment restriction no. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

    FOR MFS LIFETIME RETIREMENT INCOME FUND, MFS LIFETIME 2010 FUND, MFS LIFETIME 2020 FUND, MFS LIFETIME 2030 FUND, MFS LIFETIME 2040 FUND, MFS INTERNATIONAL DIVERSIFICATION FUND, MFS AGGRESSIVE GROWTH ALLOCATION FUND, MFS CONSERVATIVE ALLOCATION FUND, MFS GROWTH ALLOCATION FUND AND MFS MODERATE ALLOCATION FUND:

    In accordance with the Fund's investment program as set forth in its Prospectus, the Fund may invest more than 25% of its assets in any one underlying fund. Although the Fund does not have a policy to concentrate its investments in a particular industry, 25% or more of the Fund's total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying funds.

--------------------
PART II - APPENDIX G
--------------------

                     MASSACHUSETTS FINANCIAL SERVICES COMPANY

                       PROXY VOTING POLICIES AND PROCEDURES
     SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004 AND MARCH 15, 2005

    Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

      These policies and procedures include:

            A. Voting Guidelines;

            B. Administrative Procedures;

            C. Monitoring System;

            D. Records Retention; and

            E. Reports.

    A. VOTING GUIDELINES

    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that -- guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long- term economic interests of MFS' clients.

      From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    ELECTION OF DIRECTORS

    MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

      MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

    CLASSIFIED BOARDS

    MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

    NON-SALARY COMPENSATION PROGRAMS

    Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

      MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

      MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

      MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

      MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

    EXPENSING OF STOCK OPTIONS

    While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

    EXECUTIVE COMPENSATION

    MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

    EMPLOYEE STOCK PURCHASE PLANS

    MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

      MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
    (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

      MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    ISSUANCE OF STOCK

    There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    REPURCHASE PROGRAMS

    MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    CUMULATIVE VOTING

    MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

    WRITTEN CONSENT AND SPECIAL MEETINGS

    Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

    INDEPENDENT AUDITORS

    MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes- Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- given the circumstances or the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS -- SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

        a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

        b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

        c. Considers special proxy issues as they may arise from time to time.

      The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

      In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

        a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

        b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

        c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long- term economic interests of MFS' clients, and not in MFS' corporate interests; and

        d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

        The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

      3. GATHERING PROXIES

      Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

        MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

      4. ANALYZING PROXIES

      After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

        Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

        As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

        As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

      5. VOTING PROXIES

      After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

      ----------
      (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

      (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

      C. MONITORING SYSTEM

      It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

        When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

      D. RECORDS RETENTION

      MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

      E. REPORTS

      MFS FUNDS

      Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

      ALL MFS ADVISORY CLIENTS

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

        Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                                  *    *    *    *

                      UNE PROXY VOTING POLICIES AND PROCEDURES UNE invests principally in union and labor sensitive companies, and has retained JMR Financial, Inc. ("JMR") to vote proxies on its behalf. In fulfilling its duties, JMR votes proxies in accordance with proxy voting guidelines based on those established by the AFL-CIO. The AFL-CIO Proxy Voting Guidelines have been developed by the AFL-CIO to serve as a guide for Taft-Hartley and union benefit fund trustees in meeting their fiduciary duties as outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. A summary of the JMR Proxy Voting Guidelines is set forth below, and the Guidelines can be reviewed in their entirety at www.jmr-financial.com/ MFS.

                                    INTRODUCTION
      These Proxy Voting Guidelines address a broad range of issues, including the Election of Directors, Stock Options, Executive Compensation, and Changes in Control.

        JMR holds the position that all votes should be reviewed on a company-by-company basis and that no issue should be considered routine. It is our resolve that each issue will be evaluated in the context of the company under examination and will be subject to an analysis of the economic impact an issue may have on long-term shareholder value. We will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan members. Our policies also take into consideration actions which promote good corporate governance through the proxy voting process. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

        For those issues not described in these Policies, JMR will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, on a case-by-case basis.

                                 AUDITOR STANDARDS
                                      AUDITORS
      JMR's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002 (the "Act"). The Act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's Auditor. The Auditor must report directly to the Audit Committee. The Audit Committee must be given the authority and funding to engage independent counsel and other advisors. That withstanding, this policy is that only shareholders should have the express right to select an external Auditor.

        In addition to the Act's stated "Prohibited Non-Audit Services," we closely examine those instances when the Auditor earns fees for professional services other than those rendered in connection with the audit of the company's annual (10-K) and quarterly (10-Q) financial statements. We hold that the Audit Committee should be aware of all other consulting services that the external Auditor performs for the company. We believe that the less involved company management is in the hiring and oversight of the external Auditor, the less likely it is that management can influence or impede the Auditor's independence.

        To minimize management's influence on the external Auditor, we recommend that additional disclosures of supplemental services provided to the company by external Auditors should be required. Such disclosures should include the percentage of total costs that are associated with audit, tax and other consulting services (contract internal audit, business assurance, etc.) provided by the external Auditor.

        It follows that where Auditors have been complacent in their responsibilities or where, in the previous year, the previous Auditor was replaced for adhering to strict accounting practices, the voting fiduciary should vote against the incoming Auditor.

        This policy is against proposals to ratify the acts of Auditors for the previous financial year. A vote in favor of such proposals could waive shareholders' rights to take legal action against the Auditors unless they are found to have withheld information from shareholders or provided false or misleading information to them at or before the annual meeting. It is not in shareholders' interest to surrender a legal right that they may, in a rare case, wish to exercise.

                                 BOARD OF DIRECTORS
                               ELECTION OF DIRECTORS
      The Election of Directors usually occurs under two circumstances: uncontested elections and contested elections. While greater scrutiny must be paid to those situations where a change of control is proposed in the context of a contested election for the Board of Directors, particular attention must always be paid to the qualifications and performance of Directors as well as their ability to critically focus on the management of the company.

        As a general policy, the following factors should always be taken into consideration:

          o Qualifications of Individual Directors including industry expertise, financial and venture capital experience, strategic contacts and connections, time spent working with companies of similar size or at similar stages in the growth curve, and so on;

          o The company's performance relative to its peer group and the market indices against which the company is measured;

          o The independence of the Directors (as is more fully described in the Policies, below);

          o The Board's overall management of the company focuses on whether it is effectively serving the best interests of the company's shareholders;

          o Company management's track record;

          o The attendance records of Directors, which should not fall below 75 percent;

          o The competing time commitments that are faced when Director candidates serve on multiple boards. The ability of a Director to devote the time required to be a responsible and contributing member of the Board is lessened when that Director serves on multiple company Boards. With respect to Directorships of major corporations, it would be extraordinary for an individual who is spending his or her full time doing Board work to be an effective contributor on more than two additional large company boards;

          o Chapter 7 bankruptcy, Securities and Exchange Commission violations, and criminal offenses by an individual Director;

          o The views of employee and shareholder groups with respect to particular circumstances at a company;

          o What each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

          o Whether the company's Chief Executive Officer ("CEO") is also the Chairman of the Board.

                               INDEPENDENT DIRECTORS
      This policy holds that a majority of the Board should be Independent of the company and its management. A Board consisting of a majority of Independent Directors is critical to ensure that the Board exercises good judgment in carrying out its responsibilities and duties to select and compensate management in a value-enhancing manner for shareholders. In addition, a Board consisting of a majority of Independent Directors will have the power to exercise effective oversight of top management particularly when this involves challenging management decisions and questioning management performance. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of the employees and the communities in which they operate, as opposed to company shareholders.

        With regard to the definition of an Independent Director, no Director qualifies as Independent unless the Director has no material relationship with the company other than the Directorship position. When assessing the materiality of a Director's relationship with the company, the issue should be considered not merely from the standpoint of the Director, but also from that of the persons or the organizations with which the Director has an affiliation.

        A director is considered NOT INDEPENDENT if he or she:

          o Is, or has been, employed by the company or an affiliate;

          o Is one of the company's paid advisors/consultants;

          o Is, or is affiliated with a company that is, an adviser or consultant to the Company or a member of the Company's senior management;

          o Is, or is affiliated with a company that is, a significant customer or supplier;

          o Is employed by, or is affiliated with, a Foundation or University that receives grants or endowments from the company;

          o Has a personal services contract with the company;

          o Is related to a Director or Officer of the company;

          o Is an Officer of a firm on which the CEO or Chairman of the Board is also a Board member;

          o Is employed by a public company at which an Executive Officer of the company serves as a Director; or

          o Is a member of the immediate family of any person described above.

              INDEPENDENT, NOMINATING, COMPENSATION & AUDIT COMMITTEES This policy supports the notion that the Nominating, Compensation, and Audit Committees of the Board should consist entirely of Independent Directors. The reasoning is that 100 percent Independence is necessary for the proper functioning and oversight of these committees, which must serve as overseers of the company and its management.

                                  AUDIT COMMITTEE
      For companies with a market capitalization above $200 million, the Audit Committee should be composed of entirely Independent Directors. In addition, a Director who meets the definition of Independence mandated for all Audit Committee members, but who also holds 5% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee. We hold the position that allowing such a Director to be a non-voting committee member fairly balances the value of significant shareholder participation in Committee discussions against the risk that significant shareholders may have interests diverging from those of other shareholders.

        The Audit Committee chair should have accounting or related financial management expertise. In addition, for companies with a market capitalization above $200 million, (a) at least three members of an Audit Committee should be "financially literate" (or become so within a reasonable period of time), and (b) at least one member of the committee should have accounting expertise. This will better enable the Audit Committee to evaluate independently the information it receives, to recognize problems, to seek appropriate solutions, and to perform its job.

                               COMPENSATION COMMITTEE
      The Compensation Committee should be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                     NOMINATING/ CORPORATE GOVERNANCE COMMITTEE
      In the absence of an independent Nominating Committee, the CEO inevitably dominates the nomination process. If at the time of initial selection a Director feels heavily indebted to the CEO for his or her place on the Board, it can hinder the Director's ability to exercise effective oversight of the CEO. In addition, there is always a risk that the CEO will seek to populate the Board with individuals who are unwilling to challenge the existing management. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. Thus, it is vital that the Nominating Committee be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                  SEPARATE OFFICES OF CHAIRMAN OF THE BOARD & CEO
      One factor that has a large direct impact on a company's financial performance is the power of the CEO relative to the Board of Directors. The CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. One of the principal functions of the Board is to monitor and evaluate the performance of the CEO. When the CEO of the company is also the Chairman of the Board, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. This unity of power causes concern about whether having a CEO who is also the Chairman of the Board best serves the company's shareholders. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. The principal argument in favor of a separate CEO and Chairman of the Board is that the separation enhances the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow Director leads the Board. In addition, this separation guards against cases where a CEO seeks first to serve himself or herself and only secondarily the company's shareholders.

        Proposals seeking to separate the positions of Chairman and CEO should be supported. However, a company with a market capitalization below $200 million will in general have a limited group of leaders who can provide support an input necessary to create value, difficulty attracting qualified Directors, and difficulty absorbing the costs of retaining those directors. It may be appropriate in these instances for the position of CEO and Chairman of the Board to be held by the same individual for some period of time.

                                 CLASSIFIED BOARDS
      Classified Boards are those that have staggered election terms for Directors. Typically, one-third of a company's Directors are elected in any given year. At issue is whether a Classified Board provides continuity and stability for companies who have implemented this anti- takeover device or whether it alternatively entrenches company. With a Classified Board structure in place, the Directors and management are in a better position to negotiate a better deal for shareholders in the event of an attempted takeover. However, critics of classified board structures argue that such systems entrench Directors and management. By eliminating the risks associated with standing for election annually, Directors lose some measure of accountability to shareholders and become aligned with management. In addition, opponents argue that a Classified Board structure hurts shareholder value by depriving shareholders of takeover premiums. If a company creates a barrier to nonconsensual takeover offers, shareholders are effectively disenfranchised. Currently, all states allow companies to classify their Boards if they have a minimum number of Directors. Most states authorize nine Directors.

        We hold the position that our proxy voting policy favoring Board Declassification can be justified. Empirical studies are inconclusive with respect to its utility as an effective tool for enhancing shareholder value. Moreover, there are indications that institutional investors are capable of rendering sound judgments about the value of offers made for a company without Director or management intervention. Though not a universal problem, staggered boards can reduce Director and manager accountability to shareholders when they are under performing.

                                    TERM LIMITS
      This policy opposes proposals to limit director terms because such limits may prohibit the service by Directors who are otherwise qualified to serve the company. In addition, the imposition of term limits would prevent, in many cases, Directors from developing a level of expertise and complete knowledge set of a firm's financial systems and internal controls. Since other guidelines serve to hold Directors to high standards, the best way to ensure a Director's qualification is to elect him or her annually.

                                 DIRECTOR LIABILITY
      According to state incorporation laws in the United States, Boards have a legal responsibility for the management of a company. The downside is that Directors can face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

        The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation.

        The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and by-laws.

        The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

        Although these three duties set general legal parameters for Directors' obligations, the courts as the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome:
      "the business judgment rule provides that courts should not examine the quality of the Directors" business decisions, but only the procedures followed in reaching those decisions, when determining Director liability."

        The voting fiduciary should generally weigh the need for full Director accountability against the company's need to retain qualified individuals who are willing to serve as Directors. Specifically, proposals to limit Director Liability should be opposed for:

      o breach of duty of loyalty;

      o omissions not committed in good faith or acts committed intentionally or in violation of the law;

      o acts involving unlawful purchase or redemption of stock;

      o payment of unlawful dividends; or

      o receipt of improper personal benefits.

        In addition, limiting liability for Directors when litigation is pending against the company should be opposed.

                                  INDEMNIFICATION
      Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the Director's conduct.

        This policy supports indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their independence. We oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, fiduciaries should:

        Vote against Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

                                    COMPENSATION
                               STOCK OPTION PLANS
      In evaluating a Stock Option Plan, we examine how the proposed plan would increase the company's total potential dilution above that from all existing plans and how this increase would impact shareholders' voting power and economic value. Our vote is based, in part, on a comparison between these company specific factors and allowable total potential dilution levels derived from the company's industry sector and market capitalization peer group within the S&P 400 Index, the S&P 500 Index and the S&P 600 Index. We also evaluate the plan's individual features such as repricing underwater stock options without shareholder approval. If these three criteria were determined to be acceptable, we would generally support including a Stock Option Plan in compensation policies for Executives and Directors as long as this plan also provides challenging performance objectives, which will motivate Executives and Directors to achieve long-term shareholder value.

        In our view, Standard Stock Options reward participants for both superior and sub-par performance in a rising market, and penalize participants during a bear market. Standard Stock Options may also be more expensive than Performance-Based Options. Therefore, this policy holds that some portion of Stock Option grants to Executives and Directors should be Performance-Based. Performance-Based Options tie compensation more closely to company performance, not to the stock market. As a result, participants in Performance-Based Stock Option Plans are rewarded only when company shareholders benefit from stock price appreciation. Premium-Priced and Performance-Vesting Options encourage Executives and Directors to set and meet ambitious but realistic performance targets. Indexed Options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when Stock Options are Performance-Based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which caps income tax deductions for Executive salaries at $1 million. To ensure the full-tax deductibility of Executive pay, companies now tend to pay amounts in excess of $1 million to Executives in the form of incentive-based pay such as stock or stock options.

        Performance-Based Stock Options are defined as one of the following:

      PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met.

      PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant.

      INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index.

      PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

        This policy opposes repricing of underwater stock options. As companies increasingly align Executive and Director pay with performance, many experts defend soaring compensation figures as deserved rewards for strong company performance. That assumption can be undermined by the practice of adjusting the price of options that are underwater after a company's performance falls flat.

                            EXECUTIVE COMPENSATION PLANS
      Pursuant to this policy, we scrutinize Executive Compensation Plans closely, taking into account company performance, individual Executive performance, various compensation plan features, and the potential dilution of shareholders' voting power and economic value that would occur if the Compensation Plan were implemented.

        This policy generally supports linking Executive compensation to long-term company performance. Measures of company performance can include not only financial performance, such as revenue growth and profitability, but also social corporate performance, such as the company's efforts to promote basic human rights domestically and internationally within its operations, compliance to environmental standards, health and safety standards, foreign and domestic labor standards, and downsizing and layoffs standards.

        This policy holds that individual Executives should be compensated based upon their individual contributions to the achievement of the company's objectives. JMR supports Executive Compensation Plans which include appropriate incentives designed to align Executives' interests with the long-term growth and development of the company and the interests of its shareholders. We also believe that there are many ways in which Executives may contribute to building a successful company. While the results of these efforts should eventually appear in the company's financial statements, or be reflected in the company's stock price, many long-term strategic decisions, made in pursuing the company's growth and development, may have little visible impact in the short term.

                  DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION
      Proposals that link Executive compensation to the long-term goals of the company should be supported based upon the compensation factors enumerated above. In addition, proposals that seek to expand disclosure of executive compensation are of value to shareholders as long as such disclosure is not unduly burdensome on the company.

                                 GOLDEN PARACHUTES
      Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests.

        However, since parachutes assure covered Executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

        As a matter of proxy voting policy, management proposals to award golden parachutes should be opposed. Conversely, shareholder proposals that seek to eliminate these compensation mechanisms should be supported. In addition, proposals seeking prior shareholder approval before implementing severance agreements are supported. In light of generous compensation packages already given to most Executives, golden parachutes are unjustified.

                      OUTSIDE DIRECTOR COMPENSATION & BENEFITS
      This policy scrutinizes Director Compensation Plans closely, taking into account company performance; individual Director qualifications and performance; various Director Compensation Plan features; and the potential total dilution of shareholders' voting power and economic value which would occur if the Compensation Plan were implemented.

        JMR holds the position that each Director has the duty and responsibility to oversee the company in a manner which will effectively serve the best interests of the company's shareholders. We believe that Director Compensation should be based upon the Company's successful achievement of its goals, be they strategic and or financial in nature, and the contributions of each Director to the achievement of these goals. We recognize that as a company moves though its life cycle and product cycles, different Director skill sets and qualifications will be needed at different points in time. These might include industry expertise; financial and venture capital experience; strategic contacts and connections; time spent working with companies of similar size or at similar stages in the growth curve; etc. Director Compensation Plans should be formulated, not only to attract and retain the most qualified Directors, but also to provide appropriate incentives to align Directors' interests with the long-term growth and development of the company and the interests of its shareholders

                                CORPORATE GOVERNANCE
                         BROADER PARTICIPATION ON THE BOARD
      This policy supports proposals requesting that companies make efforts to seek more women and minorities to serve on their boards. Gender and ethnic diversity brings different perspectives to boards, which, in turn, can lead to improved corporate performance.

                         INCREASING AUTHORIZED COMMON STOCK
      Increasing the number of shares of a company's common stock should be based upon a persuasive justification for the increase. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement an anti-takeover defense probably do not justify such an increase.

                            BLANK-CHECK PREFERRED STOCK
      We oppose requests that authorize blank check preferred stock - that is, preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review.

                                  REINCORPORATION
      We generally vote in favor of reincorporation in another jurisdiction so long as there is sound justification for doing so and there is no significant diminution of corporate governance, management accountability or workers' rights. With respect to reincorporating to an offshore jurisdiction, we look closely at the company's rationale for such action. Enhancement of shareholder value through tax savings as a result of reincorporating offshore is only one of several factors that are considered when supporting or opposing a proposal to reincorporate.

                      SHAREHOLDER RIGHTS PLANS (POISON PILLS)
      Shareholder Rights Plans, typically known as "Poison Pills," take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, Poison Pills generally allow shareholders to purchase shares from, or sell shares back to, the target company and/or the potential acquirer at a price far out of line with the fair market value. Depending on the type of Pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison Pills insulate management from the threat of change in control and provide the target board with veto power over takeover bids. Because Poison Pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

        This policy on Poison Pills focuses on whether management puts the Poison Pill to a periodic vote of the shareholders, and whether acquisition attempts thwarted by the Pill could be detrimental to the long-term interests of plan beneficiaries. Unless specific circumstances, which serve the long-term interests of plan beneficiaries, are best served, this policy generally opposes Poison Pills.

                             BOARD SIZE & COMPENSATION
      The voting fiduciary should consider voting in favor of changing the board size when there is a satisfactory justification for doing so.

                         SUPERMAJORITY VOTING REQUIREMENTS
      When considering a vote in favor of supermajority voting, consider that these special voting requirements could be used to entrench management or favor a minority shareholder group.

                                 DUAL CLASS VOTING
      The voting fiduciary should consider the principle of one share - one vote when voting on such a proposal. Its impact on share value and the creation of unequal voting rights should be considered.

                                 CUMULATIVE VOTING
      Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a Cumulative Voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

        Cumulative voting is a method for obtaining minority shareholder representation on a Board of Directors and is a way of obtaining Board independence from management and thus, should generally be supported.

                    SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS
      In considering this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company.

                              APPROVING OTHER BUSINESS
      Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval and should be generally opposed.

                             EQUAL ACCESS TO THE PROXY
      Proposals that give shareholders the same ability as management to state their views on contested proxy issues enhance corporate accountability. Therefore, proposals advocating equal access to the proxy should be supported.

                               FAIR-PRICE PROVISIONS
      Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and should be supported.

--------------------
PART II - APPENDIX H
--------------------

                              RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS
                                          ON AN ONGOING BASIS

NAME OF RECIPIENT                                                  PURPOSE OF DISCLOSURE


Bloomberg L.P ...................................................  Analytical tool
Bowne ...........................................................  Typesetting and PrintingServices
Carol Norton ....................................................  Independent Contractor-ProxyVoting
Checkfree .......................................................  Software Vendor
Deloitte & Touche LLP ...........................................  Auditor
Ernst & Young LLP ...............................................  Auditor
Eagle Investment Systems Corp. ..................................  Accounting System
FactSet Research Systems Inc ....................................  Analytical tool
GainsKeeper, Inc ................................................  Accounting System
GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions ............  Software Vendor
G. H. Dean Co. ..................................................  Typesetting and Printing Services
Institutional Shareholder Services Inc ..........................  Proxy Service Provider
ITG, Inc ........................................................  Analytical tool
JP Morgan Chase Bank ............................................  Fund Custodian
JP Morgan Securities ............................................  Analytical Tool
Lehman Brothers .................................................  Analytical tool
Loan Pricing Corp. ..............................................  Fund Pricing
The MacGregor Group .............................................  Software Vendor
Mark-It Partners (Loan X) .......................................  Fund Pricing
Massachusetts Financial Services Company ........................  Fund Management
MFS Fund Distributors, Inc. .....................................  Fund Distribution
Board of Trustees ...............................................  Fund Governance
MSCI BARRA, Inc .................................................  Analytical tool
OMGEO LLC .......................................................  Software vendor
Palmer & Dodge LLP ..............................................  Review Loan Participation Documents
Plexus ..........................................................  Analytical Tool
Radianz .........................................................  Software Vendor
Ropes & Gray LLP ................................................  Legal Counsel
Saloman Analytics Inc ...........................................  Analytical tool
Standard & Poor's Securities Evaluations Services ...............  Fund Pricing
State Street Bank and Trust Company .............................  Custodian, Fund Pricing and Accounting Agent
Wilshire Analytics/Axiom ........................................  Analytical tool

   This list is current as of December 19, 2005, and any additions, modifications or deletions to the list that have occurred since December 19, 2005 are not reflected.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

M F S(SM)
INVESTMENT MANAGEMENT(R)

500 Boylston Street, Boston, MA 02116

                                                            MFS-PART2-SAI-1/06

                               MFS SERIES TRUST X

                    MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND
                       MFS(R) CONSERVATIVE ALLOCATION FUND
                       MFS(R) EMERGING MARKETS EQUITY FUND
                          MFS(R) GROWTH ALLOCATION FUND
                    MFS(R) INTERNATIONAL DIVERSIFICATION FUND
                        MFS(R) INTERNATIONAL GROWTH FUND
                         MFS(R) INTERNATIONAL VALUE FUND
                         MFS(R) MODERATE ALLOCATION FUND


                                     PART C

ITEM 23.     EXHIBITS

             1    (a)   Amended and Restated Declaration of Trust, dated
                        December 16, 2004. (21)

                  (b) Amendment, dated February 1, 2005, to the Declaration of Trust to terminate MFS Gemini U.K. Fund. (21)

                  (c) Amendment, dated February 1, 2005, to the Declaration of Trust to terminate MFS Global Value Fund. (21)

                  (d) Amendment, dated November 23, 2004, to the Declaration of Trust to terminate MFS Government Mortgage Fund. (21)

                  (e) Amendment, dated March 9, 2005, to the Declaration of Trust designating MFS Bond Diversification Fund as a new series of the Trust. (21)

                  (f) Amendment, dated March 10, 2005, to the Declaration of Trust - Establishment and Designation of Class R Shares, Class R3 Shares, Class R4 Shares and Class R5 Shares for MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund. (5)

                  (g) Amendment, dated April 1, 2005, to the Declaration of Trust - Redesignation of Class R1 Shares as Class R Shares and of Class R2 Shares as Class R3 Shares for MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund. (5)

                  (h) Amendment, dated May 23, 2005, to the Declaration of Trust to terminate MFS Bond Diversification Fund. (20)


                  (i) Amendment, dated April 18, 2006, to the Declaration of Trust - designation of Class W Shares for MFS Emerging Markets Debt Fund, MFS International Growth Fund and MFS International Value Fund. (30)


             2    (a)   Master Amended and Restated By-Laws, dated January 1,
                        2002, as revised June 23, 2004. (20)


                  (b) Appendix A, dated June 28, 2005 as revised, February 21, 2006, to the Master Amended and Restated By-Laws, dated January 1, 2002. (27)


             3          Form of Share Certificate for Classes of Shares. (3)

             4    (a)   Investment Advisory Agreement for the Trust, dated
                        January 1, 2002. (7)

                  (b) Appendix A and B to the Investment Advisory Agreement for the trust to include MFS Floating Rate High Income Fund. (18)

                  (c) Amendment, dated January 1, 2004, to the Investment Advisory Agreement, dated January 1, 2002, for MFS International Growth Fund, MFS International Value Fund and MFS Emerging Markets Equity Fund. (21)

                  (d) Amendment, dated November 1, 2003, to the Investment Advisory Agreement, dated January 1, 2002, for the MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Growth Allocation Fund and MFS Moderate Allocation Fund. (21)

                  (e) Amendment, dated June 1, 2002, to the Investment Advisory Agreement, dated January 1, 2002 for MFS Emerging Markets Debt Fund. (21)


                  (f) Appendix A and B to the Investment Advisory Agreement for the Trust to include MFS International Diversification Fund, dated September 30, 2004. (13)


             5    (a)   Distribution Agreement between MFS Series Trust X
                        and MFS Fund Distributors, Inc., dated September 1,
                        1995. (2)

                  (b) Dealer Agreement between MFS Funds Distributors, Inc. ("MFD") and a dealer, and the Mutual Fund Agreement between MFD and a bank, effective April 6, 2001. (4)

             6    (a)   Retirement Plan for Non-Interested Person Trustees,
                        as amended and restated February 17, 1999. (10)

                  (b) Amendment to the Master Retirement Plan for Non-Interested Person Trustees, dated July 1, 2002. (9)

                  (c)   Retirement Benefit Deferral Plan, dated July 1, 2002.
                        (9)

             7    (a)   Master Custodian Agreement between the Registrant
                        and State Street Bank and Trust Company, dated July 2,
                        2001. (14)


                  (b) Exhibit A, dated May 25, 2006, to the Master Custodian Contract between Registrant and State Street Bank and Trust Company and JP Morgan Chase Bank, dated July 2, 2001. (32)


                  (c) Global Custody Agreement between the Registrant and Chase Manhattan Bank, dated July 2, 2001. (14)

                  (d) Amendment, dated December 31, 2004, to the JP Morgan Chase Custodian Contract. (23)


                  (e) Amendment No. 2, dated May 2, 2003, to the Master Custodian Agreement with State Street Bank and Trust Company. (16)

                  (f) Revised Schedule A as of September 30, 2005, to Amendment No. 2, dated July 2, 2001, to the Master Custodian Agreement with State Street Bank and Trust Company. (31)

                  (g) Amendment, dated December 28, 2004 to the Master Custodian Agreement with State Street Bank and Trust Company. (12)

             8    (a)   Shareholder Servicing Agent Agreement between
                        Registrant and Massachusetts Financial Service Center, dated September 1, 1995. (2)

                  (b) Amendment to Exhibit B Shareholder Servicing Agent Agreement to amend Fee Schedule, dated April 1, 2003.
                        (19)


                  (c) Amendment to Shareholder Servicing Agent Agreement, February 22, 2005. (21)

                  (d) Dividend Disbursing Agency Agreement, dated February 1, 1986. (1)

                  (e) Master Administrative Services Agreement, dated March 1, 1997, as amended and restated April 1, 1999. (8)


                  (f) Exhibit A, as revised April 25, 2006, to the Amended and Restated Master Administrative Services Agreement to include MFS International Diversification Fund. (31)


                  (g) Master 529 Administrative Services Agreement, dated August 1, 2002. (15)

                  (h) Addendum, dated October 16, 2002, to the Master 529 Administrative Services Agreement. (15)

                  (i) Exhibit A, dated July 20, 2004, to the Master 529 Administrative Services Agreement. (13)

                  (j) Master Class R Plan Administration and Service Agreement, as of April 1, 2005. (22)

                  (k) Exhibit A, dated July 26, 2005, to the Master Class R Plan Administration and Service Agreement. (20)

             9    (a)   Opinion and Consent of Counsel, dated September 28,
                        2005. (20)


                  (b) Legal Opinion Consent, dated July 24, 2006; filed herewith.

             10   (a)   Consent of Ernst & Young LLP on behalf of MFS
                        International Value Fund, MFS International Growth Fund,
                        MFS Emerging Markets Equity Fund, MFS Conservative
                        Allocation Fund, MFS Moderate Allocation Fund, MFS
                        Growth Allocation Fund and MFS Aggressive Growth
                        Allocation Fund, dated July 24, 2006; filed herewith.

                  (b) Consent of Deloitte & Touche LLP on behalf of MFS International Diversification Fund, dated July 24, 2006; filed herewith.


                  (c) Consent of Ernst & Young LLP on behalf of MFS Emerging Markets Debt Fund, MFS New Endeavor Fund and MFS Strategic Value Fund, dated November 23, 2005. (25)

                  (d) Consent of Deloitte & Touche LLP on behalf of MFS Floating Rate High Income Fund, dated December 27, 2005.
                        (26)

             11         Not Applicable.

             12 Investment Representation Letter for MFS Government Mortgage Fund. (3)

             13   (a)   Master Distribution Plan pursuant to Rule 12b-1 under
                        the Investment Company Act of 1940, effective January 1,
                        1997, and Amended and Restated effective April 25, 2006.
                        (29)

                  (b) Exhibit A dated April 25, 2006, to the Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.
                        (29)

             14   (a)   Plan pursuant to Rule 18f-3(d) under the Investment
                        Company Act of 1940 effective September 6, 1996, as amended and restated effective April 25, 2006. (28)

                  (b) Exhibit A, dated April 25, 2006, to the Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940.
                        (28)

             15         Reserved.


             16   (a)   Code of Ethics as amended and restated effective
                        January 1, 2006, pursuant to Rule 17j-1 under the
                        Investment Company Act of 1940. (24)


                  (b) Code of Ethics for Personal Trading and Conduct for Non-Management Directors of MFS, effective October 6, 2004. (17)

                  (c) Code of Ethics for Non-MFS Management Trustees effective January 1, 2005. (11)

             Power of Attorney, dated September 1, 2005. (20)
             Power of Attorney, dated November 1, 2005. (25)
             Power of Attorney, dated April 25, 2006. (6)

             Power of Attorney, dated July 13, 2006 (N-PX); filed herewith.


----------
(1) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.
(2) Incorporated by reference to Registrant's Post-Effective Amendment No. 13 filed with the SEC via EDGAR on November 28, 1995.
(3) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 27, 1996.
(4) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on April 30, 2001.

(5) Incorporated by reference to Registrant's Post-Effective Amendment No. 56 filed with the SEC via EDGAR on March 31, 2005.

(6) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 62 filed with the SEC via EDGAR on April 27, 2006.
(7) Incorporated by reference to Registrant's Post-Effective Amendment No. 38 as filed with the SEC via EDGAR on April 11, 2002.
(8) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.
(9) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on August 1, 2002.
(10) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on February 26, 1999.
(11) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004
(12) Incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 22 filed with the SEC via EDGAR on January 28, 2005.
(13) Incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the SEC via EDGAR on July 9, 2004.

(14) Incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.
(15) Incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the SEC via EDGAR on November 27, 2002.
(16) Incorporated by reference to Registrant's Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.
(17) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on October 29, 2004.
(18) Incorporated by reference to Registrant's Post-Effective Amendment No. 54 filed with the SEC via EDGAR on November 26, 2004.
(19) Incorporated by reference to Registrant's Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.
(20) Incorporated by reference to Registrant's Post-Effective Amendment No. 57 filed with the SEC via EDGAR on September 28, 2005.
(21) Incorporated by reference to Registrant's Post-Effective Amendment No. 55 filed with the SEC via EDGAR on March 14, 2005.
(22) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 37 filed with the SEC via EDGAR on March 31, 2005.
(23) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 59 filed with the SEC via EDGAR on June 29, 2005.

(24) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on May 31, 2006.

(25) Incorporated by reference to Registrant's Post-Effective Amendment No. 58 filed with the SEC via EDGAR on November 28, 2005.
(26) Incorporated by reference to Registrant's Post-Effective Amendment No. 59 filed with the SEC via EDGAR on December 29, 2005.
(27) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 48 filed with the SEC via EDGAR on February 24, 2006.
(28) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 49 filed with the SEC via EDGAR on April 25, 2006.
(29) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 62 filed with the SEC via EDGAR on April 27, 2006.

(30) Incorporated by reference to Registrant's Post-Effective Amendment No. 60 filed with the SEC via EDGAR on April 27, 2006.
(31) Incorporated by reference to MFS Series Trust XIII (File Nos. 2-74959 and 811-3327) Post-Effective Amendment No. 35 filed with the SEC via EDGAR on May 17, 2006.
(32) Incorporated by reference to MFS Series Trust XII (File Nos. 333-126328 and 811-21780) Post-Effective Amendment No. 1 filed with the SEC via EDGAR on July 5, 2006.


ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

             Not Applicable.

ITEM 25.     INDEMNIFICATION

             The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

             Reference is hereby made to (a) Article V of the Amended and Restated Declaration of Trust dated December 16, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 55, filed with the SEC via EDGAR on March 14, 2005; and (b) Section 8 of the Shareholder Servicing Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 13 with the SEC via EDGAR on November 28, 1995.

ITEM 26.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


             MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MASSACHUSETTS INVESTORS TRUST; MFS GOVERNMENT LIMITED MATURITY FUND; MFS GROWTH OPPORTUNITIES FUND; MFS SERIES TRUST I (which has 8 series: MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value Fund); MFS SERIES TRUST II (which has one series: MFS Emerging Growth
Fund); MFS SERIES TRUST III (which has three series: MFS High Income Fund, MFS High Yield Opportunities Fund and MFS Municipal High Income Fund); MFS SERIES TRUST IV (which has four series: MFS Government Money Market Fund, MFS Mid Cap Growth Fund, MFS Money Market Fund and MFS Municipal Bond Fund); MFS SERIES TRUST V (which has three series: MFS International New Discovery Fund, MFS Research Fund and MFS Total Return Fund); MFS SERIES TRUST VI (which has three series: MFS Global Equity Fund, MFS Global Total Return Fund and MFS Utilities
Fund); MFS SERIES TRUST VII (which has one series: MFS Capital Opportunities
Fund); MFS SERIES TRUST VIII (which has two series: MFS Global Growth Fund and MFS Strategic Income Fund); MFS SERIES TRUST IX (which has seven series: MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J); MFS SERIES TRUST X (which has 13 series: MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Equity Fund, MFS Floating Rate High Income Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund); MFS SERIES TRUST XI (which has two series: MFS Mid Cap Value Fund and MFS Union Standard Equity Fund); MFS SERIES TRUST XII (which has 5 series:
MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund and MFS Lifetime 2040 Fund; MFS SERIES TRUST XIII (which has 2 series: MFS Government Securities Fund and MFS Diversified Income
Fund); and MFS MUNICIPAL SERIES TRUST (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal

Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

             MFS also serves as investment adviser of the following open-end
Funds: MFS Institutional Trust ("MFSIT") (which has four series) and MFS Variable Insurance Trust ("MVI") (which has 16 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts, 02116.

             In addition, MFS serves as investment adviser to the following closed-end funds: MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

             Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 28 series), Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

             The Directors of MFS are Robert C. Pozen, Robert J. Manning, Martin
E. Beaulieu, Robin A. Stelmach, Donald A. Stewart, C. James Prieur, James C. Baillie, Ronald W. Osborne and William K. O'Brien. Robert C. Pozen is the Chairman, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution, Robin A. Stelmach is Executive Vice President and Chief Operating Officer; Maria D. Dwyer is Executive Vice President and Chief Regulatory Officer, Mark N. Polebaum is an Executive Vice President, General Counsel and Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream, Suzanne Michaud and Susan S. Newton are Assistant Secretaries, Michael W. Roberge is an Executive Vice President, Chief Fixed Income Officer and Director of Fixed Income Research, David A. Antonelli is an Executive Vice President and Chief Equity Officer, Deborah H. Miller is an Executive Vice President and Director of Equity Quantitative Research, Paul T. Kirwan is an Executive Vice President and Chief Financial Officer, Thomas B. Hastings is a Senior Vice

President and Treasurer, Michael H. Whitaker is a Senior Vice President and Chief Compliance Officer and Joseph E. Lynch is the Assistant Treasurer.

             MASSACHUSETTS INVESTORS TRUST
             MASSACHUSETTS INVESTORS GROWTH STOCK FUND
             MFS GROWTH OPPORTUNITIES FUND
             MFS GOVERNMENT LIMITED MATURITY FUND
             MFS SERIES TRUST I
             MFS SERIES TRUST II
             MFS SERIES TRUST III
             MFS SERIES TRUST IV
             MFS SERIES TRUST V
             MFS SERIES TRUST VI
             MFS SERIES TRUST VII
             MFS SERIES TRUST VIII
             MFS SERIES TRUST IX
             MFS SERIES TRUST X
             MFS SERIES TRUST XI
             MFS SERIES TRUST XII
             MFS SERIES TRUST XIII
             MFS MUNICIPAL SERIES TRUST
             MFS VARIABLE INSURANCE TRUST
             MFS INSTITUTIONAL TRUST
             MFS MUNICIPAL INCOME TRUST
             MFS MULTIMARKET INCOME TRUST
             MFS GOVERNMENT MARKETS INCOME TRUST
             MFS INTERMEDIATE INCOME TRUST
             MFS CHARTER INCOME TRUST
             MFS SPECIAL VALUE TRUST

             J. Atwood Ives is the Chair, Maria F. Dwyer is President, Tracy A. Atkinson, a Senior Vice President of MFS, is Treasurer, Ellen Moynihan, a Senior Vice President of MFS and James O. Yost, David L. DiLorenzo and Mark Fischer, Vice Presidents of MFS, are the Assistant Treasurers, Mark N. Polebaum, Senior Vice President, General Counsel and Secretary of MFS, is the Secretary, Brian E. Langenfeld, Assistant Vice President and Counsel of MFS, Christopher R. Bohane, Susan A. Pereira and Timothy M. Fagan, Vice Presidents and Senior Counsels of MFS, Ethan D. Corey, Special Counsel of MFS and Susan S. Newton, Senior Vice President and Associate General Counsel of MFS are Assistant Secretaries and Assistant Clerks.

             MFS/SUN LIFE SERIES TRUST

             J. Kermit Birchfield is Chairman, Maria F. Dwyer is President, Tracy A. Atkinson is the Treasurer, James O. Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary,

Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira, Timothy M. Fagan and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

             MONEY MARKET VARIABLE ACCOUNT
             HIGH YIELD VARIABLE ACCOUNT
             CAPITAL APPRECIATION VARIABLE ACCOUNT
             GOVERNMENT SECURITIES VARIABLE ACCOUNT
             TOTAL RETURN VARIABLE ACCOUNT
             GLOBAL GOVERNMENTS VARIABLE ACCOUNT

             J. Kermit Birchfield is Chairman, Maria F. Dwyer is President, Tracy A. Atkinson is Treasurer, Jim Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary and Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira, Timothy M. Fagan and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

             MFS FLOATING RATE INCOME FUND - (CAYMAN ISLANDS REGISTERED FUND) MFS MERIDIAN FUNDS, SICAV

             Martin E. Beaulieu, Maria F. Dwyer and Robin A. Stelmach are Directors, Tracy A. Atkinson is Treasurer, James O. Yost and Ellen M. Moynihan are the Assistant Treasurers, and Christopher R. Bohane is the Assistant Secretary.

             MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS Floating Rate Income Fund and the MFS Meridian Funds, SICAV ("SICAV Funds"). The SICAV Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the Funds is 47, Boulevard Royal, L-2449 Luxembourg. The SICAV Funds include Asia Pacific Ex-Japan Fund, Continental European Equity Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund, Euro Reserve Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Balanced Fund, Global Equity Fund, Global Growth Fund, Global Value Fund, Inflation-Adjusted Bond Fund, Japan Equity Fund, Limited Maturity Fund, Research Bond Fund, Research International Fund, Strategic Income Fund, Technology Fund, UK Equity Fund, US Dollar Money Market Fund, US Emerging Growth Fund, US Equity Fund, US Government Bond Fund, US High Yield Bond Fund, US Research Fund, US Strategic Growth Fund and US Value Fund. The MFS Floating Rate Income Fund is organized as an exempt company under the laws of the Cayman Islands. The principal business address for the MFS Floating Rate Income Fund is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

             Mark C. Rogers is Director and President, Paul T. Kirwan is the Treasurer, Mark N. Polebaum and Juliet Evans are the Secretaries, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Mark D. Kaplan, Suzanne Michaud and Susan Newton are Assistant Secretaries and Thomas B. Hastings is the Assistant Treasurer, Timothy F. Tierney is the Tax Officer, Sarah Moule is Resident Representative and Appleby Corporate Svs. Ltd. Is Assistant Resident Representative.

             MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the Cayman Islands Registered Fund and the MFS Meridian Funds, SICAV.

             Olivier Lebleu is Managing Director, Mitchell C. Freestone is a Director and Assistant Secretary and Barnaby Wiener is a Director. Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Mark N. Polebaum is the Secretary, Ethan D. Corey, Jeremy Kream, Mark D. Kaplan, Suzanne Michaud and Susan Newton are Assistant Secretaries, and Timothy F. Tierney is the SICAV Tax Officer.

             MFS INTERNATIONAL S.C. LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Floating Rate Income Fund and MFS Meridian Funds, SICAV.

             Robert J. Manning is the President and Advisory Board Member, Paul
T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer, Mitchell
C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan S. Newton and Mark D. Kaplan are Assistant Secretaries, and Timothy F. Tierney is the Tax Officer.

             MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

             Graham E. Lenzner is the Director and Chairman of the Board, Loretta Lenzner, Robert J. Manning and Sheldon Rivers are Directors, Paul T.

Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Mark N. Polebaum is the Secretary and Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud and Susan Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

             MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

             Robert J. Manning is the Director, Martin E. Beaulieu is a Director and Chairman of the Board, James A. Jessee is President, Randolph J. Verzillo is the Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Mark D. Kaplan, Ethan D. Corey, Jeremy Kream, Suzanne Michaud and Susan S. Newton are Assistant Secretaries, Thomas B. Hastings is the Assistant Treasurer and Timothy
F. Tierney is the Tax Officer.

             MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

             Robert J. Manning is Director and Chairman of the Board, Maureen Leary-Jago is a Director and the President, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream, Suzanne Michaud and Susan S. Newton are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Timothy F. Tierney is the Tax Officer.

             MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

             Robert J. Manning is Chairman, Chief Investment Officer and a Director, Martin E. Beaulieu is a Director, Carol Geremiah is the President, John F. O'Connor and David J. Picher are Senior Vice Presidents, Jeremy Kream is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan and Suzanne Michaud are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer.

             MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

             Robert J. Manning is the Director and Chairman of the Board, Martin
E. Beaulieu is the Director and President, Carol W. Geremia is the President, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D.

Kaplan, Jeremy Kream, Suzanne Michaud and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

             MFS INVESTMENT MANAGEMENT K.K. ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is 16F Daido Seimei Kasumigaseki Bldg., 1-4-2- Kasumigaseki, Chiyoda-ku, Tokyo Japan 100 0013, is involved in investment management activities.

             Joseph A. Kosciuszek and Carol W. Geremia are Directors, Takafumi Ishii is a Director and Representative Director, Yasuyuki Hirata is Director -Corporate Planning and Paul T. Kirwan is Statutory Auditor. Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan Newton, Mitchell C. Freestone and Mark D. Kaplan are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.

             MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

             Eric G. Burns is Director and President, Paul F. Fichera, Carol W. Geremia and Joseph A. Kosciuszek are Directors. Paul T. Kirwan is the Treasurer, Thomas B. Hastings is Assistant Treasurer, Ethan D. Corey, Jeremy Kream, Suzanne Michaud and Susan S. Newton are Assistant Clerks, Mark D. Kaplan is Clerk and Trust Officer and Timothy F. Tierney is the Tax Officer.

             MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

             Robert J. Manning, Carol W. Jeremiah and Donald A. Stewart are Managers, Mark N. Polebaum is the Secretary, Paul T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan S. Newton and Mark D. Kaplan are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

             SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

             Robert J. Manning is the Director, Chairman of the Board and President, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark

D. Kaplan, Suzanne Michaud and Susan S. Newton are Assistant Secretaries, Paul
T. Kirwan is the Treasurer and Joseph Lynch is the Assistant Treasurer.

             MFS INVESTMENT MANAGEMENT (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 3 portfolios: MFS Investment Funds-Global Equity Ex-Japan Fund, MFS Investment Funds-Global Equity Fund and MFS Investment Funds-Global Equity Eurozone Bias Fund.

             Maria F. Dwyer, Martin E. Beaulieu and Robin A. Stelmach are Directors, Paul T. Kirwan is Treasurer, Thomas B. Hastings is Assistant Treasurer, Mark N. Polebaum is the Secretary and Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan S. Newton and Mark D. Kaplan are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

             MFS/SUN LIFE FINANCIAL DISTRIBUTORS, INC., a Delaware broker dealer jointly owned by MFS and Sun Life of Canada (U.S.) Financial Services Holdings, Inc., whose address is 131 Oliver Street, Boston, Massachusetts 02110, is a distributor of variable annuity products.

             Martin E. Beaulieu and Robert C. Salipante are the Directors, Kevin
J. Hart is the President, Trevor V. Graham is Director & Divisional Controller; Julia H. Holloway is Vice President and Chief Compliance Officer, Jane F. Jette is Financial/Operations Principal and Treasurer, George E. Maden is Vice President and Chief Compliance Officer, Ellen B. King is Secretary and Amy E. Mihaich is Assistant Secretary.

             In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

             Donald A. Stewart     Chief Executive Officer, Sun Life Assurance
                                     Company of Canada, Sun Life Centre, 150
                                     King Street West, Toronto, Ontario, Canada
                                     (Mr. Stewart is also an officer and/or
                                     Director of various subsidiaries and
                                     affiliates of Sun Life)

             C. James Prieur       President and a Director, Sun Life Assurance
                                     Company of Canada, Sun Life Centre, 150
                                     King Street West, Toronto, Ontario, Canada
                                     (Mr. Prieur is also an officer and/or
                                     Director of
                                     various subsidiaries and affiliates of Sun
                                     Life)

             William W. Stinson    Non-Executive Chairman, Sun Life Financial
                                     and Sun Life Assurance Company of Canada,
                                     Sun Life Centre, 150 King Street West,
                                     Toronto, Ontario, Canada; Chairman,
                                     Westshore Terminals Income Fund, Vancouver,
                                     British Columbia; Director, Grant Forest
                                     Products Inc., Ontario, Canada and Trustee,
                                     Fording Canadian Coal Trust, Calgary,
                                     Alberta

             James C. Baillie      Counsel, Torys, Ontario, Canada; Chair,
                                     Independent Electricity Market Operator,
                                     Ontario, Canada; Chair, Corel Corporation,
                                     Ontario, Canada; Director, Sun Life
                                     Financial, Ontario Canada; Director, FPI
                                     Ltd., Newfoundland, Canada


ITEM 27.     DISTRIBUTORS

             (a)  Reference is hereby made to Item 26 above.

             (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

             (c)  Not applicable.

ITEM 28.     LOCATION OF ACCOUNTS AND RECORDS

             The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant at the following locations:

                                 NAME                                           ADDRESS
                                 ----                                           -------
                  Massachusetts Financial Services                        500 Boylston Street
                    Company (investment adviser)                          Boston, MA 02116

                  MFS Funds Distributors, Inc.                            500 Boylston Street
                    (principal underwriter)                               Boston, MA 02116

                  State Street Bank and Trust Company                     State Street South
                    (custodian)                                           5 - West
                                                                          North Quincy, MA 02171

                  J. P. Morgan Chase Bank                                 270 Park Avenue
                    (custodian)                                           New York, NY  10017

                  MFS Service Center, Inc.                                500 Bolyston St.
                    (transfer agent)                                      Boston, MA 02116

                  Ropes & Gray                                            One International Place
                    (counsel)                                             Boston, MA  02110

ITEM 29.          MANAGEMENT SERVICES

                  Not Applicable.

ITEM 30.          UNDERTAKINGS

                  Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 24th day of July, 2006.

                                        MFS(R) SERIES TRUST X


                                        By:    MARIA F. DWYER*
                                               --------------------------------
                                        Name:  Maria F. Dwyer
                                        Title: President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on July 24, 2006.

           SIGNATURE                                     TITLE
           ---------                                     -----
MARIA F. DWYER*                         President (Principal Executive Officer)
-------------------------------
Maria F. Dwyer


TRACY A. ATKINSON*                      Principal Financial and Accounting Officer
-------------------------------
Tracy A. Atkinson


ROBERT E. BUTLER*                       Trustee
-------------------------------
Robert E. Butler


LAWRENCE H. COHN*                       Trustee
-------------------------------
Lawrence H. Cohn


DAVID H. GUNNING*                       Trustee
-------------------------------
David H. Gunning


WILLIAM R. GUTOW*                       Trustee
-------------------------------
William R. Gutow


MICHAEL HEGARTY*                        Trustee
-------------------------------
Michael Hegarty


J. ATWOOD IVES*                         Trustee
-------------------------------
J. Atwood Ives

ROBERT J. MANNING*                      Trustee
-------------------------
Robert J. Manning


LAWRENCE T. PERERA*                     Trustee
-------------------------
Lawrence T. Perera


ROBERT C. POZEN*                        Trustee
-------------------------
Robert C. Pozen


J. DALE SHERRATT*                       Trustee
-------------------------
J. Dale Sherratt


LAURIE J. THOMSEN*                      Trustee
-------------------------
Laurie J. Thomsen


ROBERT W. UEK*                          Trustee
-------------------------
Robert W. Uek

                                        *By:  SUSAN S. NEWTON
                                            ------------------------------------
                                        Name: Susan S. Newton
                                              as Attorney-in-fact

                                        Executed by Susan S. Newton on behalf of those indicated pursuant to (i) a Power of Attorney, dated September 1, 2005; incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492)
                                        Post-Effective Amendment No. 57 filed
                                        with the SEC via EDGAR on September 28,
                                        2005 (Atkinson); (ii) a Power of
                                        Attorney, dated November 1, 2005,
                                        incorporated by reference to MFS Series
                                        Trust X (File Nos. 33-1657 and 811-4492)
                                        Post-Effective Amendment No. 58 filed
                                        with the SEC via EDGAR on November 28,
                                        2005 (Dwyer); and (iii) a Power of
                                        Attorney, dated April 25, 2006;
                                        incorporated by reference to MFS Series
                                        Trust IX (File Nos. 2-50409 and
                                        811-2464) Post-Effective Amendment No.
                                        62 filed with the SEC via EDGAR on April
                                        27, 2006 (Trustees).

                                POWER OF ATTORNEY

     The undersigned, the Principal Executive Officer of each company listed on Exhibit A hereto (each, a "Registrant"), hereby severally constitutes and appoints Mark N. Polebaum, Susan S. Newton, Robin A. Stelmach, Tracy A. Atkinson, and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any report, including without limitation any Form N-PX, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of complying with any reporting requirements under the Investment Company Act of 1940, the Securities Act of 1933 or the Securities Exchange Act of 1934 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 13th day of July, 2006.


                                        By: MARIA F. DWYER
                                            ------------------------------------
                                            Maria F. Dwyer, Principal Executive
                                            Officer and President

                                    EXHIBIT A

                               MFS Series Trust I
                               MFS Series Trust II
                              MFS Series Trust III
                               MFS Series Trust IV
                               MFS Series Trust V
                               MFS Series Trust VI
                              MFS Series Trust VII
                              MFS Series Trust VIII
                               MFS Series Trust IX
                               MFS Series Trust X
                               MFS Series Trust XI
                              MFS Series Trust XII
                              MFS Series Trust XIII

                    Massachusetts Investors Growth Stock Fund
                          Massachusetts Investors Trust
                      MFS Government Limited Maturity Fund
                          MFS Growth Opportunities Fund
                            MFS Charter Income Trust
                       MFS Government Markets Income Trust
                             MFS Institutional Trust
                          MFS Intermediate Income Trust
                          MFS Multimarket Income Trust
                           MFS Municipal Income Trust
                           MFS Municipal Series Trust
                             MFS Special Value Trust
                          MFS Variable Insurance Trust

                            MFS/Sun Life Series Trust
                      Capital Appreciation Variable Account
                       Global Governments Variable Account
                     Government Securities Variable Account
                           High Yield Variable Account
                          Money Market Variable Account
                          Total Return Variable Account

                                INDEX TO EXHIBITS

EXHIBIT NO.                                DESCRIPTION OF EXHIBIT                                     PAGE NO.
-----------                                ----------------------                                     --------
      9   (b)     Legal Opinion Consent, dated July 24, 2006.

     10   (a)     Consent of Ernst & Young LLP on behalf of MFS International Value Fund, MFS
                  International Growth Fund, MFS Emerging Markets Equity Fund, MFS
                  Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth
                  Allocation Fund and MFS Aggressive Growth Allocation Fund, dated July 24,
                  2006.

          (b)     Consent of Deloitte & Touche LLP on behalf of MFS International Diversification
                  Fund, dated July 24, 2006.